UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

September 30, 2018

ANNUAL REPORT

SEI Institutional Managed Trust

Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Large Cap Index Fund
Tax-Managed Large Cap Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Tax-Managed International Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
High Yield Bond Fund
Conservative Income Fund
Tax-Free Conservative Income Fund
Real Return Fund
Dynamic Asset Allocation Fund
Multi-Strategy Alternative Fund
Multi-Asset Accumulation Fund
Multi-Asset Income Fund
Multi-Asset Inflation Managed Fund
Multi-Asset Capital Stability Fund
Long/Short Alternative Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2018 (Unaudited)

To Our Shareholders

Financial markets completed the fiscal year in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance ran the gamut regarding strength across markets-with high-yield debt near the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment. However, the sudden return of volatility to the markets toward the end of the first half of the reporting period saw the VIX index rise to a three-year high. Risk-asset prices fell sharply in February, with the S&P 500 Index touching down 10% from its earlier highs; robust economic data and consumer confidence in a healthy economy likely prevented a more sizeable market correction and drove the index to a new all-time high mark before the end of the fiscal year. By the end of the reporting period, trade war concerns continued to catalyze while markets looked to gain support from robust macro data and earnings momentum.

Most of the expectations we had at the start of the Funds most recently completed fiscal year, from the start of October 2017 through the end of September 2018, were actualized. The pace of interest-rate increases by the Federal Reserve (“Fed”) largely followed the market’s projections. U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates four times during the reporting period, and the yield curve flattened to a post-recession low. Strength in the euro relative to the U.S. dollar over the first half of the fiscal year prevented a quick end to the European Central Bank’s (“ECB”) stimulus commitment; the European Central Bank announced it would end its bond-buying program by the end of 2018, assuming that economic data continued to support the bank’s medium-term inflation outlook. The Japanese yen finished the period near where it began as the Bank of Japan (“BOJ”) held monetary policy stable through the fiscal year. China’s currency slid to a 10-year low against the U.S. dollar toward the end of the fiscal period amid trade-related tensions.

Oil prices gained during the fiscal year, supported by rising global demand and geopolitical tensions, as well as news that Saudi Arabia and Russia would extend an agreement to curb output.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued yield-curve flattening drove market movements throughout the latter part of the fiscal year.

Geopolitical events

In the U.S., President Trump demonstrated a commitment to follow through on tighter U.S. immigration policy that authorized U.S. border agents to separate children from parents who crossed the border illegally. The ongoing special counsel investigation into the possibility of collusion between Donald Trump’s presidential campaign and Russia remained topical. A one-on-one meeting between the U.S. president and Russian President Vladimir Putin raised concerns across the political spectrum—particularly after a subsequent press conference in which Trump second-guessed U.S. intelligence agencies unanimous assessment of Russia’s interference in the 2016 U.S. elections.

While longer-term market reactions to geopolitical events were mostly muted, rogue-state nuclear programs earned a significant share of the spotlight: North Korean Supreme Leader Kim Jong-Un announced a willingness to mothball his country’s efforts and, in an unprecedented display of unity, crossed the border as he clasped hands with South Korean President Moon Jae-in in April 2018. Trump also stated that aggression from North Korea would be met with “fire and fury.” An eventual meeting with North Korea’s leader garnered headlines but ended with vague commitments. Elsewhere, Israeli Prime Minister Benjamin Netanyahu televised evidence of the Iranian Republic’s plans to reignite its nuclear ambitions—raising questions about Iran’s adherence to the terms of its multi-party disarmament agreement. Although the International Atomic Energy Agency refuted the claims, President Trump backed out of the accord and imposed sanctions on Iran.

The U.S. escalated its trade fight with China late in the fiscal year, enacting tariffs of 10% on $200 billion of Chinese products and promising to increase them to 25% in the New Year. President Donald Trump pointed to an additional prospective $267 billion in Chinese products that could also be subjected to tariffs if China were to retaliate—which it did, although on a significantly smaller scale (applying duties of 5% to 10% on $60 billion of U.S. exports to China). China asked the World Trade Organization to impose sanctions on the U.S. late in the fiscal period in response to

SEI Institutional Managed Trust / Annual Report / September 30, 2018	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2018 (Unaudited)

disputes dating back several years. NAFTA’s successor came into focus before the end of the reporting period—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

Immigration became a key point of contention in the U.S. and Europe during the second half of the period. The Trump administration enacted a zero-tolerance policy that targeted illegal immigration at the southern border; this attracted condemnation from across the political spectrum for its practice of separating and detaining families, including children. In Europe, the governing coalitions in Italy and Germany pointed a spotlight on the issue, forcing action at a European Council meeting in late June with a deal that seeks to establish an EU-wide approach centered on financial-burden sharing and more restrictive borders.

A raft of political surprises unfolded during the reporting period. U.K. Prime Minister Theresa May declared that Brexit negotiations had reached an impasse in the final weeks of the fiscal year. EU leaders rejected her so-called Chequers plan, which had become a rallying point for cabinet officials. May reminded EU officials that she believes no deal is better than a bad deal. The swearing in of Italy’s Prime Minister Giuseppe Conte—a relative newcomer to politics—signaled continued viability of the euro-skeptic coalition, which formed from the two populist parties that won the country’s March election. Financial markets were rattled in May by the anti-EU implications of the new Italian government taking shape, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June.

Economic performance

U.S. economic growth slowed to a 2.9% rate at the start of the fiscal period, as strong consumer spending drove a surge in imports. First-quarter economic growth was reported at 2.0% annualized—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter. Second-quarter GDP grew 4.2%, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 4.0%, after growing by the slowest rate in five years during the previous quarter.

The labor market remained robust throughout the year: the unemployment rate fell, finishing the period at 3.7%, a 49-year low, while the labor-force participation rate ended at 62.7%, down slightly from a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate four times during the period, with one additional rate increase still projected toward the end of 2018. The Fed also began to unwind its balance sheet by $10 billion per month in October 2017; the pace accelerated to $40 billion per month by the end of the reporting period, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time since the global financial crisis, by 0.25%, and did so again toward the end of the fiscal year. Broad economic growth slowed in the eurozone during the first and second quarters, after growing at its quickest pace since 2011 during the fourth quarter at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.1% at the end of the second quarter of 2018. The U.K. economy grew just 1.2% year-on-year through the second quarter of 2018 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to nearly its lowest level in almost six years.

Japanese GDP grew just 1.3% year-on-year at the end of the second quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.7% year-on-year in the second quarter of 2018 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Market developments

For the fiscal year ending September 30, 2018, growth stocks in general, and the technology sector, in particular, outperformed. Stocks corrected in the first quarter of 2018, with the S&P 500 Index falling close to 10% from its all-time high, precipitated by indications of accelerating U.S. inflation and similar concerns that future interest-rate increases by the Fed could come quicker than anticipated. The index recovered and reached a new all-time high before the end of the fiscal year, extending the current bull market to the second-longest on record. Equity market gains for the period were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Cyclical areas of the market outperformed their defensive peers, except for the healthcare sector, which outperformed during the period. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts, underperformed as they were seen as less attractive in a rising interest-rate environment. Value stocks lagged significantly; single-digit returns were the norm among traditional value sectors, such as financials and materials.

Energy stocks outperformed globally, while the telecommunications services sector ended in the red, presumably weakened by the repeal of net-neutrality regulations in the U.S.

Growth typically outperformed value, as internet-commerce and information technology stocks were among the best-performing sectors for the full fiscal year, while the utilities and consumer staples sectors lagged. The final quarter of the fiscal period helped propel the Russell 1000 Growth Index to 26.30% for the reporting year, while the Russell 1000 Value Index returned 9.45% over the same period.

Large-cap stocks outperformed, with U.S. large caps (Russell 1000® Index) outpacing small caps (Russell 1000® Index), delivering 17.76% and 15.24%, respectively.

European inflation accelerated above the ECB’s goal during the fiscal year, while growth slowed, but remained in expansion territory; unemployment fell to a 10-year low. Equities remained bolstered by accommodative monetary policy from the ECB, which only slightly began to remove stimulus; the euro finished down 1.77% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was up 2.90% in U.S. dollar terms and 5.87% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 9.77% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 17.91%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year down 0.81% in U.S. dollar terms, giving up its year-to-date gains over the second half of the period. Latin America finished down for the reporting period after a second-half selloff. Asian markets also declined over the final six months and finished down for the year as trade concerns drove market weakness.

The risk-on sentiment that pushed global equities higher overall was also visible in fixed-income markets, with high-yield outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period 72 basis points higher at 3.05%, while 2-year yields climbed 134 basis points during the year to 2.81%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates four times during the fiscal period and pushed short-term yields higher, while longer-term bond yields were flat as inflationary and long-term economic growth expectations remained subdued.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 2.00%-2.25%, marking the eighth rate hike during this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest one more rate hike in 2018 and additional hikes in 2019, subject to inflation moving toward, and staying in a band around, the Federal Open Market Committee’s 2% target. Jerome Powell succeeded Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, a former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	3

LETTER TO SHAREHOLDERS (Continued)

September 30, 2018 (Unaudited)

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, gained. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 2.59% during the period; oil price increases flowed through to U.S. inflation rates and outpaced weakness driven by trade concerns in the agriculture and metals sectors, while the Bloomberg Barclays U.S. TIPS Index (USD) edged 0.41% higher. Despite correcting over 10% during the final quarter of the period, the price of oil recovered and ended near its high for the year, up 41.8%.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 1.32% in U.S. dollar terms during the reporting period, while the high-yield market did better, with the ICE BofA Merrill Lynch U.S. High Yield Constrained Index up 2.94%.

U.S. investment-grade corporate debt was lower, as the Bloomberg Barclays Investment Grade U.S. Corporate Index returned -1.19%. U.S. asset-backed securities managed marginal gains during the fiscal year, while mortgage-backed securities eased slightly lower, as both faced headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered weak performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, lost 7.40% in U.S. dollar terms during the reporting period, trending lower after rallying in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), fared better but still finished lower, down 1.92%.

Our view

The ratcheting-up of trade-war tensions between the U.S. and China has become the leading preoccupation of investors. And with good reason: Whatever happens between the two countries has global implications. China and the U.S. together accounted for 42% of world nominal gross domestic product (“GDP”) last year.

China’s currency has fallen sharply not only against the dollar but also against a broader basket of currencies. The weaker currency partially offsets the impact from tariffs imposed by the U.S. The competitiveness of Chinese exporters against other countries has also improved as a result of this year’s devaluation.

On the downside, the weak Chinese currency makes it almost certain that the Trump administration will increase the tariff rate to 25% at the beginning of January. It also could raise the ire of other big importers of Chinese goods, perhaps making it easier for the U.S. to enlist the support of other WTO members in its attempt to sanction China over unfair trading practices.

The U.S. is in strong shape economically. Although nobody wins in a trade war, even White House advisors with a pro-trade bias believe that the U.S. will be the least hurt of the two countries. Investors appear to have reached the same conclusion. While the U.S. flirts with new all-time highs, the Shenzhen Stock Exchange Composite Index fell into bear territory in the third quarter, declining more than 25% from the peak recorded in late January. Remember that China makes up more than 31% of the MSCI Emerging Markets Index.

Although the near-term view is fraught with uncertainty, we continue to believe in diversifying portfolios with emerging-market exposure. The alpha opportunities (that is, the ability to achieve returns in excess of benchmarks) also are much greater, given the economic and political idiosyncrasies inherent in the asset class. The price-to-earnings ratio for emerging-market stocks is running at about a 30% discount to that of the U.S. stock market, near attractive relative-valuation levels last seen in early 2016.

As the trade war with China heats up, the Trump administration has turned more conciliatory toward other countries with which it has picked fights. Broad agreement has been reached with USMCA, which replaces NAFTA. The threat of tariffs on European and Japanese autos and auto parts has also been taken off the table. This may be a temporary truce, but we are hopeful that it represents a realization by the White House that it’s better to gain allies in its battle against China than fight on multiple fronts.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

In Europe, there are business-as-usual problems: sluggish economic growth, still-high unemployment and the never-ending disagreements over how expansive monetary policy should be. Europe also faces trade tensions of its own. The U.K. is far more dependent on the EU as an export market than the other way around. A “hard” Brexit will likely affect the U.K.’s export of financial and other services (keep in mind that manufacturing accounts for only 10% of the U.K.’s GDP nowadays, while services account for 80%).

Although a last-minute agreement or a mighty kicking of the can down the road is possible, widespread fear of a hard Brexit can be seen in the economic data. The Organisation for Economic Co-operation and Development’s Leading Economic Indicators show that the U.K. has experienced the most dramatic deterioration of the world’s major developed economies.

As if the future departure of the EU’s second-largest member isn’t bad enough, Italian yields have risen sharply higher this year as the Lega/Five-Star coalition pushes to make good on some of its campaign promises. Italy is the third-largest eurozone economy and has the fourth largest debt-to-GDP ratio in the world; a debt crisis in Italy would not be as easy to handle as the Greek one (which wasn’t all that easy).

A complicating factor for Italy and other highly-indebted countries is the tapering of asset purchases by the ECB. Since the program’s inception, the ECB’s purchases of Italian bonds equate to 53% of the country’s cumulative deficit. Italy will be losing a significant price- and risk-insensitive buyer of its bonds at an inopportune time. The ECB is set to finish its taper at the end of the year.

It’s been quite a run for U.S. equities for much of the past nine years. The relative performance of the U.S. against other developed- (MSCI World ex USA Index) and developing-country (MSCI Emerging Markets Index) stock markets has been stellar, whether the yardstick is in U.S. dollar or local-currency terms.

The fundamental outlook remains favorable for U.S. equities despite trade-war concerns and the rising trend in interest rates. Tax cuts, deregulation and strong revenue growth have provided an ideal backdrop for U.S. equities to appreciate, but performance could be constrained if earnings estimates fade in light of increasing tariffs on tradable goods. The multiple on those estimated earnings also could fall if interest rates climb at a faster-than-expected pace. That said, we still think it’s premature to turn negative on the near-term outlook given today’s mosaic of economic fundamentals. In our view, risks to the U.S. stock market are evenly balanced.

The multi-year persistence of high corporate profit margins is unusual. Margins have spiked higher in the past two quarters, reflecting the impact of the tax cut and the acceleration of sales growth. In the latter stages of an economic expansion, margins usually contract on a sustained basis as higher costs for labor, interest expenses and depreciation take a larger slice of the pie.

Besides rising trade tensions with China, we see the Federal Reserve (Fed) as another, more traditional, major potential threat to the U.S. equity bull market. The question is how high the federal-funds rate will ultimately go, and whether that level proves to be sufficient to keep inflation near the central bank’s 2% target or turns out to be overkill. We agree with the Fed’s view that the funds rate is still below the so-called neutral rate of interest. Additional rate increases appear appropriate, as long as the Fed doesn’t keep hiking beyond the neutral rate—a level that has historically seen the stock market run into real trouble.

One can argue about whether the valuations embedded in the U.S. equity market are high, especially when measured against other global stock markets, although earnings growth in the latter has been less robust. The extreme appreciation in some large technology companies also suggests that the U.S. stock market could be subject to a sharp rotation from previous winners to the laggards somewhere down the road. SEI equity strategies certainly tilt in the direction of more value-oriented companies and industries in our actively-managed portfolios.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	5

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2018 (Unaudited)

Predicting the future is a hazardous venture most of the time. Given the uncertainties facing investors at present, the prediction game is, perhaps, even more challenging. Accordingly, we believe in a diversified approach to investing. Although maintaining exposure to risk assets may feel uncomfortable, we think that investors with long time horizons should know that mistiming entries and exits into and out of equities can be costly. Today, mistiming an exit is the greater concern.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Ceredex Value Advisors LLC, Coho Partners, Ltd., Fiera Capital Inc., LSV Asset Management, MarVista Investment Partners, LLC and Parametric Portfolio Associates LLC.

During the period, Ceredex Value Advisors LLC and MarVista Investment Partners, LLC were added to the Fund, while AQR Capital Management, LLC, Jackson Square Partners, LLC and Snow Capital Management, L.P. were removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Large Cap Fund, Class F, returned 16.80%. The Fund’s benchmark—the Russell 1000® Index—returned 17.76%.

IV. Performance Discussion

The fiscal year began with the U.S. equity market trading at historically high valuations, driven by favorable economic growth, low interest rates and rising corporate earnings. Equity market gains were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Market participants generally maintained conviction that the multi-year economic expansion would continue and that interest rates would rise at a reasonable pace. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts (“REIT”), lagged during the fiscal year as they were seen as less attractive in a rising interest-rate environment. As noted in the shareholder letter, growth stocks, led by the information technology sector, drove the market upward, and value stocks lagged significantly; single-digit returns were the norm among traditional value sectors, such as financials and materials. The Fund underperformed its benchmark, as its value tilt was unable to keep up with the rapidly rising market.

The Fund’s underweight to the information technology sector and overweight to the financials sector detracted from returns. However, underweights to REITs and utilities were beneficial as interest rates rose. Security selection within the industrials sector contributed during the fiscal year, but security selection within the information technology sector detracted from relative results.

LSV and Brandywine, the Fund’s value managers, outperformed their value benchmarks but lagged the broader market as value stocks failed to keep pace over the period. Before being terminated during the period, Jackson Square lagged its growth benchmark due to negative stock selection effects within the healthcare and consumer discretionary sectors. Coho outperformed the value benchmark but lagged the broader market as its underweight to the information technology sector detracted during the fiscal year. BlackRock’s growth mandate provided a tailwind, driven by high-beta growth stocks. Stability-oriented growth manager Fiera outperformed the broader market but lagged its growth benchmark as its lower-beta growth stocks did not perform as well as higher-beta growth stocks. Ceredex, a value manager that was added during the fiscal year, outperformed its value benchmark for the portion of the period it was in the Fund. The SIMC factor-based strategy contributed to excess return. Its overweight to the highest-momentum stocks and underweight to the lowest-momentum stocks benefited during the reporting period. The strategy was helped most by favorable security selection within the energy sector and an overweight allocation to the consumer discretionary sector. Its overweights to the telecommunication services and information technology sectors were beneficial, while poor selection within those sectors detracted.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Large Cap Fund, Class F	16.80%	14.89%	11.76%	12.75%

Large Cap Fund, Class Y	17.08%	15.19%	11.96%	12.87%

Russell 1000® Index	17.76%	17.07%	13.67%	14.31%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: AQR Capital Management, LLC, Brandywine Global Investment Management, LLC, LSV Asset Management, Parametric Portfolio Associates LLC, and Schafer Cullen Capital Management, Inc.

During the period, Schafer Cullen Capital Management, Inc. was added to the Fund, while Coho Partners, Ltd. and Snow Capital Management, LP. were removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Large Cap Value Fund, Class F, returned 11.54%. The Fund’s benchmark—the Russell 1000® Value Index—returned 9.45%.

IV. Performance Discussion

The fiscal year began with the U.S. equity market trading at historically high valuations, driven by favorable economic growth, low interest rates and rising corporate earnings. Equity market gains were concentrated in large internet commerce companies and the information technology sector. Value stocks appeared to offer a favorable risk-to-reward relationship. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Market participants generally maintained conviction that the multi-year economic expansion would continue and that interest rates would rise at a reasonable pace. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts (“REIT”), lagged during the fiscal year as they were seen as less attractive in a rising interest-rate environment. As noted in the shareholder letter, growth stocks, led by the information technology sector, drove the market upward, and value stocks lagged but still provided significant positive returns. The Fund outperformed its benchmark in this environment.

The Fund benefited from favorable security selection within the industrials, financials, consumer discretionary and consumer staples sectors. Despite a favorable overweight to the information technology sector, the Fund’s holdings within the sector underperformed the index holdings. The Fund’s underweights to REITs and utilities were beneficial as interest rates rose.

The SIMC factor-based strategy contributed to excess return during the fiscal year. Its overweight to the highest-momentum stocks and underweight to the lowest-momentum stocks benefited. Favorable security selection within the consumer staples, energy and consumer discretionary sectors were the dominant upside contributors. AQR also outperformed, driven by favorable security selection within the consumer discretionary and healthcare sectors; an underweight to the energy sector detracted. Brandywine outperformed due to underweights to REITs, utilities and consumer staples, but an underweight to and security selection within healthcare detracted. Coho and Schafer Cullen both added value for the portions of the fiscal year in which they were in the Fund. LSV outperformed due to favorable security selection within the consumer discretionary and industrials sectors.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Value Fund, Class F	11.54%	13.22%	10.06%	9.39%	9.12%

Large Cap Value Fund, Class I	11.30%	12.97%	9.81%	9.15%	8.83%

Large Cap Value Fund, Class Y	11.82%	13.48%	10.21%	9.46%	9.15%

Russell 1000® Value Index	9.45%	13.55%	10.72%	9.79%	9.94%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Value Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I and Class Y, versus the Russell 1000® Value Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. Class Y Shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: BlackRock Investment Management, LLC, Fiera Capital Inc., McKinley Capital Management, LLC and Parametric Portfolio Associates LLC.

During the period, McKinley Capital Management, LLC was added to the Fund, while Jackson Square Partners, LLC was removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Large Cap Growth Fund, Class F, returned 24.74%. The Fund’s benchmark—the Russell 1000® Growth Index—returned 26.30%.

IV. Performance Discussion

The fiscal year began with the U.S. equity market trading at historically high valuations, driven by favorable economic growth, low interest rates and rising corporate earnings. Equity market gains were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Market participants generally maintained conviction that the multi-year economic expansion would continue and that interest rates would rise at a reasonable pace. As noted in the shareholder letter, growth stocks, led by the information technology and consumer discretionary sectors, drove the broad equity market upward, and value stocks lagged significantly. The healthcare, financials and materials sectors were higher but lagged relative to the Russell 1000 Growth Index. The Fund participated in much of the performance provided by growth stocks but lagged its benchmark over the fiscal period.

The Fund’s underweight to the information technology sector and overweight to the healthcare, financials and materials sectors detracted. However, an overweight to the consumer discretionary sector and underweight to the consumer staples sector benefited. Security selection within the information technology sector detracted, while security selection within the telecommunication services sector was beneficial.

BlackRock’s growth mandate provided a tailwind, driven by high-beta growth stocks. The SIMC factor-based strategy also contributed to excess return. Its overweight to the highest-momentum stocks and underweight to the lowest-momentum stocks benefited during the reporting period. Overweights to the telecommunication services and information technology sectors, as well as favorable security selection within the healthcare and industrials sectors, contributed. The strategy’s overweight allocation to the materials sector and poor selection within the consumer discretionary sector detracted. Jackson Square lagged its growth benchmark due to negative stock selection effects within the healthcare and consumer discretionary sectors. Fiera underperformed as its lower-beta growth stocks did not perform as well as higher-beta growth stocks; its underweight to information technology also detracted.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date

Large Cap Growth Fund, Class F	24.74%	16.98%	13.52%	12.25%	8.87%

Large Cap Growth Fund, Class I	24.42%	16.71%	13.27%	12.00%	8.56%

Large Cap Growth Fund, Class Y	25.04%	17.26%	13.69%	12.33%	8.90%

Russell 1000® Growth Index	26.30%	20.55%	16.58%	14.31%	10.10%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Growth Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 1000® Growth Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15 Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

II. Investment Approach

During the fiscal period ended September 30, 2018, the Fund used a single sub-advisor, State Street Global Advisors (“SSGA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal period ended September 30, 2018, the Large Cap Index Fund, Class F, returned 4.47%. The Fund’s benchmark—the Russell 1000® Index—returned 4.74%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the FTSE/Russell 1000® Index.

On April 20, 2018, SIMC made a capital contribution to the SIMT Large Cap Index Fund in the amount of $330,025. The capital contribution offset the Fund’s performance deviation from its benchmark from an unusually large unanticipated cash flow coming into the Fund shortly after launch. Without the cash contribution, the Fund’s return for the fiscal year ended September 30, 2018 would have been 4.23%.

The fiscal year began with the U.S. equity market trading at historically high valuations, driven by favorable economic growth, low interest rates and rising corporate earnings. Equity market gains were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Market participants generally maintained conviction that the multi-year economic expansion would continue and that interest rates would rise at a reasonable pace. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts, lagged during the fiscal year as they were seen as less attractive in a rising interest-rate environment. As noted in the shareholder letter, growth stocks, led by the information technology sector, drove the market upward, and value stocks lagged significantly; single-digit returns were the norm among traditional value sectors, such as financials and materials.

Derivatives were used for hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

Cumulative
Inception to
Date

Large Cap Index Fund, Class F	4.47%

Russell 1000® Index	4.74%

Comparison of Change in the Value of a $100,000 Investment in the Large Index Cap Fund, Class F versus the Russell 1000® Index

[1]

For the period ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 1/31/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd., Fiera Capital Inc., LSV Asset Management, MarVista Investment Partners, LLC, Parametric Portfolio Associates LLC and Schafer Cullen Capital Management, Inc.

During the period, MarVista Investment Partners, LLC and Schafer Cullen Capital Management, Inc. were added to the Fund, while AQR Capital Management, LLC, Jackson Square Partners, LLC and Snow Capital Management, LP were removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Tax-Managed Large Cap Fund, Class F, returned 16.99%. The Fund’s benchmark—the Russell 1000® Index—returned 17.76%.

IV. Performance Discussion

The fiscal year began with the U.S. equity market trading at historically high valuations, driven by favorable economic growth, low interest rates and rising corporate earnings. Equity market gains were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Market participants generally maintained conviction that the multi-year economic expansion would continue and that interest rates would rise at a reasonable pace. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts (“REIT”), lagged during the fiscal year as they were seen as less attractive in a rising interest-rate environment. As noted in the shareholder letter, growth stocks, led by the information technology sector, drove the market upward, and value stocks lagged significantly; single-digit returns were the norm among traditional value sectors, such as financials and materials. The Fund underperformed its benchmark, as its value tilt was unable to keep up with the rapidly rising market.

The Fund’s underweight to the information technology sector and overweight to the financials sector detracted from returns. However, underweights to REITs and utilities were beneficial as interest rates rose. Security selection within the industrials sector contributed during the fiscal year, but security selection within the information technology sector detracted from relative results.

LSV and Brandywine, the Fund’s value managers, outperformed their value benchmarks but lagged the broader market as value stocks failed to keep pace over the period. Before being terminated during the period, Jackson Square lagged its growth benchmark due to negative stock selection effects within the healthcare and consumer discretionary sectors. Coho outperformed the value benchmark but lagged the broader market as its underweight to the information technology sector detracted during the fiscal year. BlackRock’s growth mandate provided a tailwind, driven by high-beta growth stocks. Stability-oriented growth manager Fiera outperformed the broader market but lagged its growth benchmark as its lower-beta growth stocks did not perform as well as higher-beta growth stocks. Schafer Cullen, a value manager that was added during the fiscal year, outperformed its value benchmark for the portion of the period it was in the Fund. The SIMC factor-based strategy contributed, supported by its overweight to the highest-momentum stocks and underweight to stocks with average and below-average momentum. Favorable security selection within the energy, consumer staples and healthcare sectors also drove performance. The strategy’s overweight allocation to the information technology sector was a positive but was offset by poor security selection within the sector.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Large Cap Fund, Class F	16.99%	14.47%	11.58%	10.74%	6.06%

Tax-Managed Large Cap Fund, Class Y	17.22%	14.77%	11.78%	10.84%	6.11%

Russell 1000® Index	17.76%	17.07%	13.67%	12.09%	7.36%

14	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

During the fiscal year ended September 30, 2018, the Fund used a single sub-advisor, State Street Global Advisors (“SSGA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the S&P 500 Index Fund, Class F, returned 17.53%. The Fund’s benchmark—the S&P 500 Index —returned 17.91%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

The fiscal year began with the U.S. equity market trading at historically high valuations, driven by favorable economic growth, low interest rates and rising corporate earnings. Equity market gains were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Market participants generally maintained conviction that the multi-year economic expansion would continue and that interest rates would rise at a reasonable pace. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts, lagged during the fiscal year as they were seen as less attractive in a rising interest-rate environment. As noted in the shareholder letter, growth stocks, led by the information technology sector, drove the market upward, and value stocks lagged significantly; single-digit returns were the norm among traditional value sectors, such as financials and materials.

Derivatives were used for equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date

S&P 500 Index Fund, Class F	17.53%	16.85%	13.50%	11.54%	8.52%

S&P 500 Index Fund, Class I	17.13%	16.55%	13.22%	11.29%	8.39%

S&P 500 Index	17.91%	17.31%	13.95%	11.97%	8.95%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class F and Class I, versus the S&P 500 Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class I shares were offered beginning 6/28/02. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Effective 7/31/97, the Board of Trustees approved the renaming of Class F to Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

16	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: AQR Capital Management, LLC, EAM Investors, LLC, Falcon Point Capital, LLC, LMCG Investments, LLC, Parametric Portfolio Associates LLC, Rice Hall James & Associates, LLC and Snow Capital Management L.P.

During the period, LMCG Investments, LLC was added to the Fund, while Alliance Bernstein, L.P., Boston Partners Global Investors Inc., Mesirow Financial Equity Management and Robeco Investment Management, Inc. were removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Small Cap Fund, Class F, returned 15.56%. The Fund’s benchmark—the Russell 2000® Index—returned 15.24%.

IV. Performance Discussion

The U.S. small-cap market delivered another year of positive double-digit performance as the bull market extended into its ninth calendar year. Growth stocks continued to dominate value. Telecommunication services led all sectors, followed closely by healthcare and information technology. Higher-beta, fundamentally expensive and low-quality stocks did well in the risk-on environment. Defensive sectors, particularly real-estate investment trusts (“REIT”), utilities, materials and financials, lagged.

As noted in the shareholder letter, short-term interest rates moved up slowly and steadily, with the Federal Reserve (“Fed”) raising the federal-funds rate four times during the fiscal period. Long-term rates did not rise as quickly due to muted long-term growth expectations, and the yield curve flattened to an 11-year low.

Small-cap companies benefited greatly from the passage of corporate tax reform, as it increased cash flow that companies could use for capex spending, share buy backs, dividend increases and higher wages for workers.

Corporate earnings growth rose on top of previous earnings expectations. Robust consumer confidence readings and manufacturing reports helped support the equity market. However, trade wars and tariffs also weighed on sentiment as raw materials and consumer prices could begin to be negatively affected; exports could suffer, providing a headwind to future earnings expectations and valuations.

The Fund outperformed the benchmark during the period due to strong stock selection within the healthcare and financials sectors. An underweight to biotechnology slightly detracted, as the industry outperformed the benchmark, and many of the Fund’s managers avoided the space. A significant underweight to real estate, the worst-performing sector during the fiscal year, contributed. An allocation to consumer staples contributed but was mitigated by poor selection.

Most managers performed in line with style tailwinds and headwinds. Our momentum manager, EAM, was the largest contributor to excess return. Momentum was a dominant force in the market as sector leadership was relatively persistent, and growth repeatedly outperformed value. EAM had positive security selection within healthcare and information technology; it benefited from overweights in both sectors. Rice Hall James, another growth-oriented manager, also contributed with strong stock selection within the industrials and healthcare sectors.

AQR’s stability mandate was the largest detractor as market volatility remained relatively low, with the exception of two brief spikes following market selloffs in the first half of 2018. It was hurt by underweights to and weak selection within the information technology and healthcare sectors. Lee Munder, a quality-focused value manager, also detracted. The manager was hurt by poor selection within healthcare and information technology, along with underweight positions in the sectors. SIMC’s internally-managed factor-based strategy also detracted from relative returns during the reporting period. The strategy had no strong allocation effects on a sector basis but suffered from poor security selection within the consumer discretionary, information technology and healthcare sectors.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date

Small Cap Fund, Class F	15.56%	12.48%	8.18%	11.48%

Small Cap Fund, Class Y	15.83%	12.76%	8.38%	11.59%

Russell 2000® Index	15.24%	17.12%	11.07%	13.67%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Small Cap Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class F and Class Y, versus the Russell 2000® Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 6/14/96. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: AQR Capital Management, LLC, Cardinal Capital Management, L.L.C., LSV Asset Management, Parametric Portfolio Associates LLC and Snow Capital Management, LP.

During the period, Boston Partners Global Investors, Inc and Mesirow Financial Equity Management were removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Small Cap Value Fund, Class F, returned 6.81%. The Fund’s benchmark—the Russell 2000® Value Index—returned 9.33%.

IV. Performance Discussion

The U.S. small-cap market delivered another year of positive double-digit performance as the bull market extended into its ninth calendar year. Growth stocks continued to dominate value. Telecommunication services led all sectors, followed closely by healthcare and information technology. Higher-beta, fundamentally expensive and low-quality stocks did well in the risk-on environment. Defensive sectors, particularly real-estate investment trusts (“REIT”), utilities, materials and financials, lagged.

As noted in the shareholder letter, short-term interest rates moved up slowly and steadily, with the Federal Reserve (“Fed”) raising the federal-funds rate four times during the fiscal period. Long-term rates did not rise as quickly due to muted long-term growth expectations, and the yield curve flattened to an 11-year low.

Small-cap companies benefited greatly from the passage of corporate tax reform, as it increased cash flow that companies could use for capex spending, share buy backs, dividend increases and higher wages for workers. Corporate earnings growth rose on top of previous earnings expectations. Robust consumer confidence readings and manufacturing reports helped support the equity market. However, trade wars and tariffs also weighed on sentiment as raw materials and consumer prices could begin to be negatively affected; exports could suffer, providing a headwind to future earnings expectations and valuations.

The Fund underperformed its benchmark due to poor security selection within the consumer discretionary and industrials sectors, even though overweights in those sectors had positive effects. Selection within Information technology was the largest contributor to excess return.

LSV was the largest detractor. The Fund’s deep-value manager had difficulty overcoming style headwinds and suffered from weak selection within the consumer discretionary and industrials sectors. SIMC’s internally-managed factor-based strategy also detracted from relative returns during the reporting period. This product is more oriented to value than the value benchmark, so style headwinds were still present. The strategy suffered from poor security selection within the information technology, consumer discretionary and energy sectors. Cardinal was the top-performing manager, contributing to excess return mostly as a result of strong selection within information technology. As the Fund’s stability manager, Cardinal faced less severe headwinds. Snow also contributed to excess return despite being a deep-value manager, as it had strong security selection within the financials and information technology sectors during the period.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Value Fund, Class F	6.81%	11.28%	7.41%	8.58%	10.01%

Small Cap Value Fund, Class I	6.59%	11.04%	7.17%	8.34%	9.69%

Small Cap Value Fund, Class Y	7.07%	11.56%	7.57%	8.66%	10.04%

Russell 2000® Value Index	9.33%	16.12%	9.91%	9.52%	10.87%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Small Cap Value Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I and Class Y, versus the Russell 2000® Value Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

20	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: ArrowMark Colorado Holdings LLC, Axiom International Investors LLC, EAM Investors, LLC, Falcon Point Capital, LLC and Parametric Portfolio Associates LLC.

During the period, AllianceBernstein, L.P. was removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Small Cap Growth Fund, Class F, returned 25.25%. The Fund’s benchmark—the Russell 2000® Growth Index—returned 21.06%.

IV. Performance Discussion

The U.S. small-cap market delivered another year of positive double-digit performance as the bull market extended into its ninth calendar year. Growth stocks continued to dominate value. Telecommunication services led all sectors, followed closely by healthcare and information technology. Higher-beta, fundamentally expensive and low-quality stocks did well in the risk-on environment. Defensive sectors, particularly real-estate investment trusts (“REIT”), utilities, materials and financials, lagged.

As noted in the shareholder letter, short-term interest rates moved up slowly and steadily, with the Federal Reserve (“Fed”) raising the federal-funds rate four times during the fiscal period. Long-term rates did not rise as quickly due to muted long-term growth expectations, and the yield curve flattened to an 11-year low.

Small-cap companies benefited greatly from the passage of corporate tax reform, as it increased cash flow that companies could use for capex spending, share buy backs, dividend increases and higher wages for workers. Corporate earnings growth rose on top of previous earnings expectations. Robust consumer confidence readings and manufacturing reports helped support the equity market. However, trade wars and tariffs also weighed on sentiment as raw materials and consumer prices could begin to be negatively affected; exports could suffer, providing a headwind to future earnings expectations and valuations.

The Fund outperformed its benchmark due to strong security selection within the information technology, consumer discretionary and healthcare sectors. An overweight to and poor selection within industrials detracted, but not nearly enough to offset the Fund’s overall outperformance.

EAM, ArrowMark and Axiom all contributed to excess return. EAM had strong stock selection within the information technology and healthcare sectors, while ArrowMark and Axiom had good selection within consumer discretionary and the information technology sectors. Falcon Point detracted due to poor selection within the industrials sector. SIMC’s internally-managed factor-based strategy also detracted from relative returns during the reporting period and was hurt by poor selection within the information technology, consumer discretionary and healthcare sectors.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Growth Fund, Class F	25.25%	17.46%	11.85%	11.97%	9.85%

Small Cap Growth Fund, Class I	24.92%	17.17%	11.57%	11.69%	9.53%

Small Cap Growth Fund, Class Y	25.56%	17.75%	12.01%	12.05%	9.88%

Russell 2000® Growth Index	21.06%	17.98%	12.14%	12.65%	8.49%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Small Cap Growth Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 2000® Growth Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

22	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2018: AQR Capital Management, LLC, Cardinal Capital Management L.L.C., CastleArk Management LLC, Parametric Portfolio Associates LLC, Rice Hall James and Associates, LLC and Snow Capital Management L.P.

During the period, Rice Hall James and Associates, LLC was added to the Fund, while AllianceBernstein L.P., Mesirow Financial Investment Management, Inc. and SEI Investment Management Corporation’s internally-managed mandate were removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Tax-Managed Small/Mid Cap Fund, Class F, returned 15.38%. The Fund’s benchmark—the Russell 2500® Index—returned 16.19%.

IV. Performance Discussion

The U.S. small-cap market delivered another year of positive double-digit performance as the bull market extended into its ninth calendar year. Growth stocks continued to dominate value. Telecommunication services led all sectors, followed closely by healthcare and information technology. Higher-beta, fundamentally expensive and low-quality stocks did well in the risk-on environment. Defensive sectors, particularly real-estate investment trusts (“REITs”), utilities, materials and financials, lagged.

As noted in the shareholder letter, short-term interest rates moved up slowly and steadily, with the Federal Reserve (“Fed”) raising the federal-funds rate four times during the fiscal period. Long-term rates did not rise as quickly due to muted long-term growth expectations, and the yield curve flattened to an 11-year low.

Small-cap companies benefited greatly from the passage of corporate tax reform, as it increased cash flow that companies could use for capex spending, share buy backs, dividend increases and higher wages for workers. Corporate earnings growth rose on top of previous earnings expectations. Robust consumer confidence readings and manufacturing reports helped support the equity market. However, trade wars and tariffs also weighed on sentiment as raw materials and consumer prices could begin to be negatively affected; exports could suffer, providing a headwind to future earnings expectations and valuations.

The Fund underperformed its benchmark during the fiscal period. The largest detracting sector was consumer staples due to poor stock selection. Selection in energy and materials also detracted. Selection in healthcare, particularly biotechnology, was the largest contributor to excess return. A meaningful underweight to the real-estate sector also contributed.

The Fund’s growth/momentum-oriented managers generally outperformed during the reporting period, while its value/stability managers underperformed. CastleArk was the top-contributing manager to excess return during the fiscal year. The manager benefited from momentum-style tailwinds, overweights to the information technology and healthcare sectors and an underweight to the real-estate sector. CastleArk also enjoyed favorable security selection within the information technology, healthcare and financials sectors. Rice Hall James contributed with strong security selection within the industrials and consumer discretionary sectors. AQR’s stability strategy detracted, as its below-market beta was a headwind in a bull market. The strategy also had poor selection within the information technology and industrials sectors. The SIMC factor-based sleeve was removed from the Fund during the reporting period. Prior to its removal, the strategy detracted from excess return; beneficial security selection in the financials and healthcare sectors was offset by poor stock selection in the information technology sector.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Small/Mid Cap Fund, Class F	15.38%	13.56%	9.82%	10.62%	7.44%

Tax-Managed Small/Mid Cap Fund, Class Y	15.69%	13.82%	10.00%	10.71%	7.49%

Russell 2500® Index	16.19%	16.13%	11.37%	12.02%	9.17%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Tax-Managed Small/Mid Cap Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

24	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund used a single sub-advisor. Quantitative Management Associates LLC under the general supervision of SEI Investments Management Corporation (“SIMC”) during the fiscal year ending September 30, 2018. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the Mid-Cap Fund, Class F, returned 13.41%. The Fund’s benchmark—the Russell Midcap® Index—returned 13.98%.

IV. Performance Discussion

The U.S. small-cap market delivered another year of double-digit performance as the bull market extended into its ninth calendar year. Growth stocks continued to dominate value. Telecommunication services led all sectors, followed closely by healthcare and information technology. Higher-beta, fundamentally expensive and low-quality stocks did well in the risk-on environment. Defensive sectors, particularly real-estate investment trusts (“REIT”), utilities, materials and financials, lagged.

As noted in the shareholder letter, short-term interest rates moved up slowly and steadily, with the Federal Reserve (“Fed”) raising the federal-funds rate four times during the fiscal period. Long-term rates did not rise as quickly due to muted long-term growth expectations, and the yield curve flattened to an 11-year low.

Small- and mid-cap companies greatly benefited from the passage of corporate tax reform, as it increased cash flow that companies could use for capex spending, share buy backs, dividend increases and higher wages for workers. Corporate earnings growth rose on top of previous earnings expectations. Robust consumer confidence readings and manufacturing reports helped support the equity market. However, trade wars and tariffs also weighed on sentiment as raw materials and consumer prices could begin to be negatively affected; exports could suffer providing a headwind to future earnings expectations and valuations.

The Fund underperformed its benchmark during the fiscal year. Performance for QMA, the Fund’s sole manager, came mostly from selection. The Fund was correctly positioned to overweight technology stocks, but stock selection was poor in the sector and, ultimately, the biggest detractor. Stock selection in consumer staples, telecommunication services, materials and financials lagged, while selection in consumer discretionary, healthcare and real estate benefited.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Mid-Cap Fund, Class F	13.41%	15.00%	12.03%	11.70%	10.37%

Mid-Cap Fund, Class I	13.11%	14.74%	11.78%	11.46%	10.07%

Mid-Cap Fund, Class Y	13.68%	15.28%	12.20%	11.79%	10.40%

Russell Midcap® Index	13.98%	14.52%	11.65%	12.31%	11.25%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I and Class Y, versus the Russell Midcap® Index

[1]

For the year ended 09/30/18. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Analytic Investors, LLC and LSV Asset Management.

During the period, AJO, L.P. was removed from the Fund.

III. Returns

For the year ended September 30, 2018, the U.S. Managed Volatility Fund, Class F, returned 11.83%. The Fund’s benchmark—the Russell 3000® Index—returned 17.58%.

IV. Performance Discussion

Market dynamics were volatile during the fiscal period. The fourth quarter of 2017 was characterized by a fairly strong bull market led by large-capitalization information technology stocks; higher-volatility equities rallied, driven by strong earnings and U.S. tax reform. 2018 was marked by a series of global market corrections and continuous shifts in established market trends. Eurozone and emerging-market equities, affected by trade war rhetoric, saw periods of de-risking that benefited low-volatility investing, while the U.S. equity market rallied. As noted in the shareholder letter, cyclical areas of the market outperformed their defensive peers, except for the healthcare sector, which outperformed during the period; while consumer staples and utilities lagged. The latter were particularly vulnerable to the Federal Reserve’s interest-rate hikes and higher bond yields. Unlike last year, the energy sector performed well, supported by rising oil prices and U.S. dollar depreciation over the first six months of the reporting period.

The Fund delivered strong positive returns in absolute terms during the fiscal year and achieved meaningful risk reduction compared to its benchmark. Overall performance was constrained by unfavorable market conditions for low-volatility investing over the larger part of the period. Consistent with the Fund’s philosophy by construction, this outcome was expected, given that lower-beta sectors tend to exhibit higher interest-rate sensitivity; the Fund seeks to outperform in stressful market environments at a cost of lagging in advancing markets. A strategic overweight to defensive sectors, (namely consumer staples and utilities) and lower active exposures to market drivers (particularly information technology) were favorable as the market corrected and contributed to risk reduction at the Fund level, but were detrimental to overall Fund performance for the entire period.

Both LSV and Analytic delivered strong performance in absolute terms. LSV’s value bias was favorable in some periods; however, it underperformed the broad market due to the general underperformance of low-volatility stocks. Analytic delivered the worst performance and was weakened by its larger tilt to low-beta names, particularly an overweight to the consumer staples and utilities sectors. While AJO had the Fund’s lowest volatility exposure, its termination during the period was a result of reduced conviction in the manager’s ability to achieve risk reduction.

            AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

U.S. Managed Volatility Fund, Class F	11.83%	11.90%	11.71%	10.47%	9.20%

U.S. Managed Volatility Fund, Class I	11.55%	11.63%	11.44%	10.20%	8.90%

U.S. Managed Volatility Fund, Class Y	12.11%	12.17%	11.92%	10.58%	9.28%

Russell 3000® Index	17.58%	17.07%	13.46%	12.01%	9.49%

26	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Acadian Asset Management LLC and Analytic Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the Global Managed Volatility Fund, Class F, returned 8.12%. The Fund’s benchmark—the MSCI World Index —returned 11.24%.

IV. Performance Discussion

Market dynamics were volatile during the fiscal period. The fourth quarter of 2017 was characterized by a fairly strong bull market led by large-capitalization information technology stocks; higher-volatility equities rallied, driven by strong earnings and U.S. tax reform. 2018 was marked by a series of global market corrections and continuous shifts in established market trends. Eurozone and emerging-market equities, affected by trade war rhetoric, saw periods of de-risking that benefited low-volatility investing, while the U.S. equity market rallied. As noted in the shareholder letter, cyclical areas of the market outperformed their defensive peers, except for the healthcare sector, which outperformed during the period; while consumer staples and utilities lagged. The latter were particularly vulnerable to the Federal Reserve’s (“Fed”) interest-rate hikes and higher bond yields. Unlike last year, the global energy sector performed well and was supported by rising oil prices.

The Fund delivered strong positive returns in absolute terms during the fiscal year and achieved meaningful risk reduction compared to its benchmark. Overall performance was constrained by unfavorable market conditions for low-volatility investing over the larger part of the period. Consistent with the Fund’s philosophy by construction, this outcome was expected, given that lower-beta sectors tend to exhibit higher interest-rate sensitivity; the Fund seeks to outperform in stressful market environments at a cost of lagging in advancing markets. A strategic overweight to defensive sectors (namely consumer staples and utilities) and lower active exposures to market drivers (particularly information technology) were favorable as the market corrected and contributed to risk reduction at the Fund level, but were detrimental to overall Fund performance for the entire period. The Fund benefited from an underweight to the financials sector and an overweight to healthcare.

Both managers delivered strong performance in absolute terms. Supported by its momentum tilt, Acadian was more resilient to style headwinds, while Analytic lagged due to its larger exposure to the lowest-volatility segments of the market and an underweight to U.S. equities. Acadian’s favorable country allocation and positioning in the strong healthcare sector helped explain the performance difference between managers.

The Fund used currency forwards to hedge currency risk. Hedging currency risk was beneficial during the fiscal period. The U.S. dollar appreciated against most major currencies, driven by the Fed’s rate hikes and strong growth of the U.S. economy; hedging back the exposure to non-U.S. countries provided downside protection against foreign-exchange risks and contributed to Fund performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Global Managed Volatility Fund, Class F	8.12%	10.77%	10.40%	7.43%	5.63%

Global Managed Volatility Fund, Class I	7.87%	10.53%	10.13%	7.17%	5.33%

Global Managed Volatility Fund, Class Y	8.46%	11.07%	10.62%	7.53%	5.71%

MSCI World Index	11.24%	13.54%	9.28%	8.56%	6.42%

28	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I and Class Y, versus the MSCI World Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches, to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Analytic Investors, LLC, LSV Asset Management and Parametric Portfolio Associates LLC.

During the period, AJO, L.P. was removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Tax-Managed Managed Volatility Fund, Class F, returned 12.26%. The Fund’s benchmark—the Russell 3000® Index—returned 17.58%.

IV. Performance Discussion

Market dynamics were volatile during the fiscal period. The fourth quarter of 2017 was characterized by a fairly strong bull market led by large-capitalization information technology stocks; higher-volatility equities rallied, driven by strong earnings and U.S. tax reform. 2018 was marked by a series of global market corrections and continuous shifts in established market trends. Eurozone and emerging-market equities, affected by trade war rhetoric, saw periods of de-risking that benefited low-volatility investing, while the U.S. equity market rallied. As noted in the shareholder letter, cyclical areas of the market outperformed their defensive peers, except for the healthcare sector, which outperformed during the period; while consumer staples and utilities lagged. The latter were particularly vulnerable to the Federal Reserve’s interest-rate hikes and higher bond yields. Unlike last year, the energy sector performed well, supported by rising oil prices and U.S. dollar depreciation over the first six months of the reporting period.

The Fund delivered strong positive returns in absolute terms during the fiscal year and achieved meaningful risk reduction compared to its benchmark. Overall performance was constrained by unfavorable market conditions for low-volatility investing over the larger part of the period. Consistent with the Fund’s philosophy by construction, this outcome was expected, given that lower-beta sectors tend to exhibit higher interest-rate sensitivity; the Fund seeks to outperform in stressful market environments at a cost of lagging in advancing markets. An allocation to the healthcare sector benefited; a strategic overweight to defensive sectors (particularly consumer staples and utilities) and structural underweight to high-risk cyclical areas (namely information technology) contributed to risk reduction, but were detrimental to overall Fund performance.

Both LSV and Analytic delivered strong performance in absolute terms. LSV’s value bias was favorable in some periods; however, it underperformed the broad market due to the general underperformance of low-volatility stocks. Analytic delivered the worst performance and was weakened by its larger tilt to low-beta names, particularly an overweight to the consumer staples and utilities sectors. While AJO had the Fund’s lowest volatility exposure, its termination during the period was a result of reduced conviction in the manager’s ability to achieve risk reduction.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Tax-Managed Managed Volatility Fund, Class F	12.26%	12.44%	12.06%	11.15%	9.31%

Tax-Managed Managed Volatility Fund, Class Y	12.60%	12.72%	12.25%	11.24%	9.40%

Russell 3000® Index	17.58%	17.07%	13.46%	12.01%	9.02%

30	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Acadian Asset Management LLC, Analytic Investors, LLC, LSV Asset Management and Parametric Portfolio Associates LLC. No manager changes were made during the Fund’s fiscal period.

III. Returns

For the year ended September 30, 2018, the Tax-Managed International Managed Volatility Fund, Class F, returned 0.93%. The Fund’s benchmark—the MSCI EAFE Index—returned 2.74%.

IV. Performance Discussion

Market dynamics were volatile during the fiscal period. The fourth quarter of 2017 was characterized by a fairly strong bull market led by large-capitalization information technology stocks; higher-volatility equities rallied, driven by strong earnings and U.S. tax reform. 2018 was marked by a series of global market corrections and continuous shifts in established market trends. Eurozone and Asian equities, affected by trade war rhetoric, saw periods of de-risking that benefited low-volatility investing in the Europe, Australasia and Far East (“EAFE”) region, while the U.S. equity market rallied. U.S. dollar depreciation and strength in the oil market during the first half of the period supported the energy sector, which outperformed; as noted in the shareholder letter, defensive sectors, such as consumer staples and utilities, were most vulnerable in an environment of rising interest rates and higher bond yields.

The Fund delivered positive returns in absolute terms during the fiscal year and achieved meaningful risk reduction compared to its benchmark. Overall performance was constrained by unfavorable market conditions for low-volatility investing over the larger part of the period but was consistent with the Fund’s philosophy by construction. An overweight to the utilities and healthcare sectors benefited, while allocations to telecommunication services and real estate lagged. A structural underweight to the volatile information technology and energy sectors contributed to risk reduction at a Fund level, but detracted from overall Fund performance.

Analytic delivered the strongest relative performance, driven by its deep low-volatility exposure and underweight to the financials sector. LSV was more resilient than Acadian, benefiting from its allocation to cheaper names, particularly in recent months when value performed well in the EAFE region. Acadian had the worst relative performance and was weakened by its higher exposure to more cyclical sectors and less favorable sector allocation, particularly a big position in consumer staples, which underperformed the broader market.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Tax-Managed International Managed Volatility Fund, Class F	0.93%	8.23%

Tax-Managed International Managed Volatility Fund, Class Y	1.16%	8.48%

MSCI EAFE Index	2.74%	12.40%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index.

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

32	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisor as of September 30, 2018: CenterSquare Investment Management LLC.

During the period, Security Capital Research and Management, Inc. was removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Real Estate Fund, Class F, returned 5.04%. The Fund’s benchmark—Wilshire U.S. Real Estate Securities Index—returned 4.11%.

IV. Performance Discussion

The U.S. small-cap market delivered another year of postive double-digit performance as the bull market extended into its ninth calendar year. Growth stocks continued to dominate value. Telecommuniction services stocks outperformed, followed by healthcare and information technology. Higher-beta, fundamentally expensive and low-quality stocks did well in the risk-on environment. Defensive sectors, particularly real-estate investment trusts (“REIT”) and utilities, lagged. Robust consumer confidence readings and manufacturing reports helped support the equity market. As noted in the shareholder letter, interest rates moved up slowly and steadily, with the Federal Reserve (“Fed”) raising the federal-funds rate four times during the fiscal period. It’s possible the Fed may maintain this trajectory with multiple rate hikes per year moving forward, putting possible pressure on high-yield sectors as comparable-yielding assets become more attractive.

The Fund outperformed its benchmark, driven by strong security selection across most industry categories. CenterSquare benefited from positive security selection in retail REITS, hotels and resorts, specialized REITS, industrial REITS and residential REITS, while selection in healthcare and office space detracted.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Real Estate Fund, Class F	5.04%	6.95%	8.95%	6.79%	8.68%

Real Estate Fund, Class I	4.80%	6.72%	8.70%	6.55%	8.43%

Real Estate Fund, Class Y	5.30%	7.22%	9.15%	6.88%	8.75%

Wilshire U.S. Real Estate Securities Index	4.11%	7.52%	9.58%	7.51%	9.21%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Enhanced Income Fund

I. Objective

The Enhanced Income Fund (the “Fund”) seeks to provide capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Ares Management LLC and Wellington Management Company, LLP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the Enhanced Income Fund, Class F, returned 2.39%. The Fund’s benchmark—ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index—returned 1.79%.

IV. Performance Discussion

The Fund benefited from its allocation to securitized sectors and short-duration credit. Bank-loan market performance also provided a tailwind, as yields reset higher. Bank loans were the most significant contributor to both absolute and benchmark-relative return in the period. As addressed in the shareholder letter, the risk-on sentiment that drove equity returns was also evident in the fixed-income market; credit outperformed government bonds. Loans benefited from robust economic growth in the U.S., helping to keep default rates low and demand for yield strong. Short-duration bonds in the financial sector, especially banks and insurance companies, added to performance as rising yields improved the revenue outlooks, and strong capital positions should improve growth prospects. Securitized holdings also contributed to performance, specifically higher-quality auto asset-backed securities (“ABS”) and collateralized loan obligations. All spread sectors outperformed Treasurys throughout the fiscal year.

Wellington Management Company, LLP, the Fund’s ABS and financial-sector bond manager, contributed to both absolute and relative performance. Ares Management LLC, which manages the Fund’s bank-loan allocation, also added to both absolute and relative performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Enhanced Income Fund, Class F	2.39%	2.86%	2.07%	1.53%	0.49%

Enhanced Income Fund, Class I	2.12%	2.55%	1.80%	1.25%	0.18%

Enhanced Income Fund, Class Y	2.54%	2.97%	2.14%	1.57%	0.52%

ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	1.79%	1.10%	0.76%	0.74%	1.46%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class F, Class I, and Class Y, versus the ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 6/14/96 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the” Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Jennison Associates LLC, Logan Circle Partners, L.P., Metropolitan West Asset Management LLC, Wells Capital Management, Inc., Western Asset Management Company and Western Asset Management Company Limited. Late in the period, Logan Circle Partners, L.P. was added to the Fund.

III. Returns

For the year ended September 30, 2018, the Core Fixed Income Fund, Class F, returned -1.53%, while the Fund’s benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned -1.22%.

IV. Performance Discussion

U.S. Treasury yields rose to post-crisis highs across the entirety of the yield curve as the Federal Reserve (“Fed”) raised rates four times during the fiscal year. As addressed in the shareholder letter, short-term yields increased in a greater magnitude than long-term yields due to the Fed’s benchmark rate increases, while long-term yield increases were muted due to contained inflation expectations. The Fund’s yield-curve-flattening bias was additive, and an overweight to 30-year Treasury bonds enhanced returns. A long-duration posture was a modest positive as yields rose.

The Fund benefited from its small allocation to below-investment-grade credit as strong U.S. economic growth supported the sector and kept default rates low. An allocation to emerging markets and local currencies subtracted as a strong U.S. dollar pressured emerging markets. Corporate issuance set another record, but investment-grade corporate bonds managed to outperform comparable U.S. Treasury bonds; the Fund’s overweight was additive. The Fund maintained an allocation to non-agency mortgage-backed securities (“MBS”), which benefited from the recovery of the housing market over the last several years, mortgage principal pay downs and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive, as the demand for, and fundamentals of, commercial properties improved in line with modest U.S. economic growth. Lastly, the Fund’s overweight to asset-backed securities (“ABS”) contributed to performance; as referenced in the shareholder letter, the historically strong labor market and improving wage growth boosted the debt profile of the U.S. consumer and enabled these securities to outperform. Despite the rise in yields, agency MBS securities outperformed, and the Fund’s underweight detracted. A small allocation to emerging markets also detracted from relative performance as the asset class faced headwinds from a higher U.S. dollar.

Metropolitan West Asset Management LLC was the best performing manager due to its shorter duration posture early in the year and overweights to ABS and non-agency mortgages. Jennison Associates LLC also outperformed, primarily due to its yield-curve-flattening posture, while a more conservative corporate allocation held back relative performance. Western Asset Management Company outperformed due to its yield-curve-flattening bias and overweight to credit, while its allocation to emerging markets detracted. Wells Capital Management, Inc. benefited from security selection in both ABS and MBS.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure. To a limited extent, the Fund used currency-forward contracts to manage currency exposure, which was a modest detractor.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Core Fixed Income Fund, Class F	-1.53%	1.67%	2.49%	5.12%	5.98%

Core Fixed Income Fund, Class I	-1.66%	1.47%	2.28%	4.90%	5.59%

Core Fixed Income Fund, Class Y	-1.20%	1.95%	2.68%	5.22%	6.01%

Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	1.31%	2.16%	3.77%	6.14%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Core Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 06/30/15. Class Y shares performance for the period prior to 06/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

36	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2018: Ares Management LLC, Benefit Street Partners, LLC, Brigade Capital Management, L.P., J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc.

During the period, T. Rowe Price Associates, Inc. was added to the Fund.

III. Returns

For the year ended September 30, 2018, the High Yield Bond Fund, Class F, returned 3.88%. The Fund’s benchmark—the ICE BofA Merrill Lynch U.S. High Yield Constrained Index—returned 2.94%.

IV. Performance Discussion

Healthy corporate fundamentals and a favorable technical environment supported the high-yield market during the fiscal year, as noted in the shareholder letter, with positive returns in 8 of 12 months. While investment-grade fixed income and emerging-markets debt were negative for the period, high yield gained. The energy sector—the largest of the high-yield market—was the top-performing sector in high yield, up 5.83%. Consumer goods, banking and automotive were all lower over the fiscal year, with the automotive sector the weakest, down 3.55%. The market yield began the reporting period at 5.47% and hit a low of 5.37% in October; it reached a high of 6.62% in July and finished the period at 6.29%. The market spread was essentially rangebound during the period and traded in roughly a 75-basis-point range (one basis point equals one hundredth of one percent). It began the period at 356 basis points and reached its period high of 397 basis points in November; the spread touched a low of 323 basis points in January and finished the period at 328 basis points.

The Fund benefited from its allocation to structured credit, primarily collateralized loan obligations (“CLO”), which outperformed the high-yield bond market over the period as healthy corporate fundamentals and a favorable technical environment pushed prices higher. Security selection within retail, as well as an underweight to and selection within the banking sector was beneficial. An overweight to and selection within the media sector, as well as an underweight to the energy sector detracted from Fund performance during the fiscal year.

SIMC was the top-performing manager in the Fund, as its off-benchmark allocation to the CLO market outperformed the high-yield bond market over the period. Healthy corporate fundamentals and a favorable technical environment were a tailwind for the CLO market; CLO equity positions continued to generate strong quarterly cash flows as a result of a benign default environment, while CLO debt positions benefited from spread tightening across the entire capital structure.

Brigade outperformed, as selection within retail, technology and electronics, and basic industry all benefited. An overweight to and selection within media, as well as an underweight to and selection within energy, lagged. J.P. Morgan also contributed, with tailwinds from its overweight to and selection within healthcare, as well as an underweight to and selection within basic industry. Security selection within the retail space was also supportive. However, overweights to and selection within the consumer goods and leisure sectors detracted, along with an underweight to the top-performing energy sector. Benefit Street Partners also had positive relative performance due to its overweight to and selection within energy, as well as its underweight to and selection within basic industry; security selection within the telecommunication services, transportation and utilities sectors all detracted.

Ares was the lone detractor. A headwind from overweights to and selection within both the basic industry and media sectors, as well as poor selection within technology and electronics, more than negated a beneficial underweight to and selection within the retail sector.

The Fund used derivatives throughout the one-year period ending September 30, 2018 to help efficiently manage duration, yield-curve positioning and spread duration. High-yield CDX, futures and total-return swaps were used for this purpose, which had a negligible impact on overall Fund performance.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

High Yield Bond Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

High Yield Bond Fund, Class F	3.88%	7.98%	5.35%	8.74%	7.20%

High Yield Bond Fund, Class I	3.61%	7.69%	4.89%	8.12%	6.88%

High Yield Bond Fund, Class Y	4.27%	8.25%	5.53%	8.83%	7.24%

ICE BofA Merrill Lynch U.S.
High Yield Constrained Index	2.94%	8.20%	5.55%	9.40%	N/A

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the ICE BofA Merrill Lynch U.S. High Yield Constrained Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

N/A — Not available

38	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the “Fund”) seeks preservation of principal and a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The sole sub-advisor as of September 30, 2018, was BlackRock Advisors, LLC. There were no sub-advisor changes during the period.

III. Returns

For the year ended September 30, 2018, the Conservative Income Fund, Class F, returned 1.60%. The Fund’s benchmark—the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index—returned 1.59%.

IV. Performance Discussion

Front-end Treasury yields moved higher during the fiscal year as the Federal Reserve (“Fed”) raised its benchmark rate four times during the period. As noted in the shareholder letter, the Fed’s interest-rate projections still suggest an interest-rate hike in December and three more in 2019. The 3-month London interbank offered rate rose from 1.33% to 2.40%, and 3-month Treasury bill yields increased from 1.04% to 2.20%, driven by both the Fed raising rates and increased Treasury bill issuance.

The Fund benefited from fixed- and floating-rate commercial paper and certificates of deposit issued by Australian, Canadian and Japanese banks, as well as non-bank industrials. The Fund increased its exposure to commercial paper while it reduced exposure to certificates of deposit and floating-rate notes. The Fund’s weighted average maturity increased slightly to a mid-30 day range. The Fund’s manager will look for additional opportunities, with the expectation that the Fed will continue to raise interest rates.

Blackrock is closely watching the new administration, new policies and Fed for indication of further rate hikes. Blackrock believes that further rate hikes are possible over much of 2019 as long as financial conditions remain reasonably accommodative. Blackrock currently intends to continue to focus on high-quality bank paper. The Fund is currently diversified across Canadian, Australian, Japanese and U.S. banks.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Conservative Income Fund, Class F	1.60%	1.06%

Conservative Income Fund, Class Y	1.70%	1.17%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	1.59%	0.98%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F and Class Y, versus the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/1/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The sole sub-advisor as of September 30, 2018 was BlackRock Advisors, LLC. There were no sub-advisor changes during the period.

III. Returns

For the year ended September 30, 2018, the Tax-Free Conservative Income Fund, Class F, returned 0.99%. The Fund’s benchmark—the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index—returned 1.59%.

IV. Performance Discussion

The 7-day Securities Industry and Financial Markets Association yield moved higher during the fiscal year, from 0.94% to 1.56%; as noted in the shareholder letter, yields increased across the curve. Given the uncertainty around the U.S. tax reform plan, short-term municipals sold off at the end of 2017 but finished the fiscal period with a positive total return, driven by strong investor demand and a reduction in supply after the New Year.

With the Federal Reserve (“Fed”) projecting additional rate increases, the Fund benefited from its exposure to variable rate demand note securities and focused on diversifying these holdings. Moreover, the Fund opportunistically invested in longer-duration fixed-rate securities.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Tax-Free Conservative Income Fund, Class F	0.99%	0.66%

Tax-Free Conservative Income Fund, Class Y	1.09%	0.76%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	1.59%	0.98%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund, Fund Class F and Class Y, versus the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index

[1]

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

40	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

For the year ended September 30, 2018, the Fund was managed by the SEI Fixed Income Portfolio Management Team of SEI Investments Management Corporation (“SIMC”).

III. Returns

For the year ended September 30, 2018, the Real Return Fund, Class F, returned 0.24%. The Fund’s benchmark— Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 0.73%.

IV. Performance Discussion

The Treasury inflation-protected securities (“TIPS”) market was positively impacted by strong domestic economic growth and a rebound in energy-related commodities during the fiscal year. The Federal Reserve delivered four 25-basis-point hikes over the period, driving real yields higher across the yield curve. The TIPS market outperformed matched-maturity nominal Treasury bonds, as breakeven inflation widened across the curve with the five-year inflation breakeven spread widening approximately 26 basis points during the fiscal year. As noted in the shareholder letter, higher commodity prices flowed through U.S. realized-inflation rates, with a 2.7% increase in the reference index delivering positive inflation accretion.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Real Return Fund, Class F	0.24%	0.86%	0.14%	1.41%

Real Return Fund, Class Y	0.29%	0.97%	0.22%	1.46%

Bloomberg Barclays 1-5 Year U.S. TIPS Index	0.73%	1.33%	0.60%	1.84%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

1

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

For the year ended September 30, 2018, the Fund used a single sub-advisor, SSGA Funds Management, Inc. (“SSGA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the Dynamic Asset Allocation Fund, Class F, returned 10.95%. The Fund’s benchmark—the S&P 500 Index—returned 17.91%.

IV. Performance Discussion

The majority of the Fund’s volatility is driven by the underlying beta, the S&P 500 Index. As such, the largest driver of absolute return in the Fund was the S&P 500 Index, which was positive as noted in the shareholder letter. However, negative performance from the Fund’s tactical trades did cause the Fund to underperform the S&P 500 Index.

The U.S. equity market began the fiscal year with strong performance through January 2018. The market experienced a pullback in February and March; it regained its footing in April and posted six months of consecutive gains to end the period. The U.S. tax reform package passed in early 2018 and helped fuel the equity market’s performance.

Within the S&P 500 Index, the consumer discretionary sector had the best performance during the fiscal year, followed by information technology, healthcare and energy. The industrials sector was also strong. Telecommunication services were relatively flat, while utilities and consumer staples were modestly positive.

The largest detractors to relative performance were a long-Japanese-equity against short-U.S.-equity allocation, a long-European-equity against short-U.S.-equity position, and a long-U.S.-value-stocks against short-U.S.-growth-stocks position. The long-Japanese-equity, short-U.S.-equity trade was in place from October 2017 until August 2018 and was closed out after U.S. equities outperformed Japanese equities during that time period. The long-European-equity, short-U.S.-equity position was in place from March 2017 to March 2018 and was closed out after the European equity market entered a soft patch. The long-U.S.-value-stocks, short-U.S.-growth-stocks trade has been in place September 2017 and detracted as U.S. growth stocks continued to outperform U.S. value stocks.

Also detracting from performance was a Bloomberg Commodity Index total return swap position initiated in May of 2018, a long-Japanese-yen, short-euro-currency position initiated in June 2018 and a long-Indian-rupee against short-Korean-won, Singapore-dollars and Taiwan-dollars trade that was closed out in January 2018.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options and total-return swaps. The use of derivatives had a material impact on performance since all tactical trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	3 Year Return	Annualized Inception to Date

Dynamic Asset Allocation Fund, Class F	10.95%	14.36%	10.18%

Dynamic Asset Allocation Fund, Class Y	11.26%	14.63%	10.43%

S&P 500 Index	17.91%	17.31%	13.06%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index

1

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

42	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisors. During the fiscal year ending September 30, 2018, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

For the year ended September 30, 2018, the Fund utilized the following sub-advisors: Acadian Asset Management LLC, Brigade Capital Management, LLC, Caerus Investors, LLC, EMSO Asset Management Limited, Kettle Hill Capital Management, LLC, Mountaineer Partners Management, LLC, and Ramius Advisors, LLC. There was one manager change during the period as Acadian was terminated towards the end of September.

III. Returns

For the year ended September 30, 2018, the Multi-Strategy Alternative Fund, Class F, returned 2.11%. The Fund’s benchmark—ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index—returned 1.59%.

Although the Fund’s performance is benchmarked against the return of the ICE BofAML 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

Fund performance for the fiscal year ended September 30, 2018 was muted, although the Fund outperformed its benchmark, the 3-Month U.S. Treasury Bill Index. Three of the Fund’s four investment strategies delivered positive returns; only the Global Macro strategy detracted.

Strong corporate earnings and healthy economic growth in the fourth quarter of 2017 capped off what was a strong calendar year for equity markets. As noted in the shareholder letter, the U.S. bull market continued, driven by solid earnings growth across sectors and a tailwind from recent tax reform. From a sector standpoint, positive returns were broad based, although much attention was given to technology stocks, which rose close to 40%. Globally, Asia and emerging markets were the best performing markets in 2017, overshadowing gains in European stocks, which tended to underperform despite an improving economy.

2018 was more of a rollercoaster for markets, beginning with a substantial selloff in February and triggered by fears that strong U.S. wage growth could accelerate a faster pace of interest-rate increases by the Federal Reserve. While concerns were short lived, the threat of a global trade war took center stage as the Trump administration initiated tariffs on steel and aluminum imports and dismantled the North American Free Trade Agreement before taking aim at China in an escalating conflict. In contrast to the prior year, Asia and emerging markets were hit hard over the remainder of the fiscal year, U.S. technology stocks slightly cooled. Rising U.S. interest rates and the ongoing trade dispute with China remain the most threatening narratives to global risk assets.

The Equity Hedge strategy was the largest contributor during the fiscal year, particularly the segment managed by Kettle Hill, which generated meaningful gains in consumer discretionary and telecommunication services positions. The Event Driven strategy also contributed, as both Ramius and Mountaineer capitalized on the year’s strong merger and acquisition environment. The Relative Value strategy was marginally positive over the reporting period after one of its larger underlying managers, EMSO, focused on emerging-markets debt, suffered from widespread selloffs in the space, particularly Argentina. The Global Macro allocation, composed of two managed-futures funds, posted a negative return for the year; AQR’s allocation contributed, while ASG detracted. Systematic trend-following strategies saw a small improvement in performance compared to the

SEI Institutional Managed Trust / Annual Report / September 30, 2018	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Strategy Alternative Fund (Concluded)

prior fiscal year but remained in historic drawdown territory. Despite the disappointing performance, the strategy provided an important diversification role in the portfolio and is expected to further enhance the return profile as the macro backdrop stabilizes.

Derivatives used in the Fund consisted primarily of currency futures and forwards, interest-rate swaps, credit default swaps and equity and equity-index options. Derivatives in the Fund were primarily used by the Fund’s managers for hedging and risk management. Derivatives were most commonly used to hedge currency and interest-rates risk when sub-advisors, particularly EMSO, held bonds issued by non-U.S. governments or corporations which may have been denominated in local currency. Equity puts and calls were commonly used by sub-advisors, particularly Ramius, Kettle Hill and Mountaineer, in order to enhance returns or limit losses in common stock positions.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Inception to Date

Multi-Strategy Alternative Fund, Class F	2.11%	3.37%	2.09%	1.45%

Multi-Strategy Alternative Fund, Class Y	2.36%	3.67%	2.26%	1.55%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	1.59%	0.84%	0.52%	0.35%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index

1

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

44	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: AQR Capital Management, LLC and PanAgora Asset Management Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the Multi-Asset Accumulation Fund, Class F, returned 2.93%. The Fund’s blended benchmark—MSCI World Index (Net) Hedged (USD) Index (60%) and Bloomberg Barclays Global Aggregate Index, Hedged (USD) (40%)—returned 8.11%.

IV. Performance Discussion

Major asset-class performance was mixed during the Fund’s fiscal year. While developed-market equities delivered double-digit returns, as noted in the shareholder letter, emerging-market equities were negative over the period. Within developed markets, the U.S. drove performance as the U.S. economy remained strong and was supported by tax reform passed in the beginning of 2018. Developed-market sovereign bonds were positive when hedged back to the U.S. dollar. The risk-on sentiment that drove equity returns was also evident in the fixed-income market as credit outperformed government bonds. Commodities were positive over the past year and driven by strength in the energy sector, while the agriculture and metals sectors were negative due to fears of tariffs and trade wars.

The Fund’s exposure to developed-market equities contributed to relative performance as developed-market equities performed well during the period. The Fund’s exposure to emerging-market equities, however, detracted as emerging markets weakened during the reporting period. Additionally, the Fund’s exposure to emerging-market currencies also detracted as these currencies came under pressure. Performance was mixed in global sovereign bonds; U.S. Treasurys detracted, while U.K., Japanese and German sovereign bonds contributed.

Both managers experienced positive performance in the period but trailed the Fund’s blended benchmark. AQR Capital Management’s and PanAgora Asset Management’s exposures to emerging-market equities detracted from relative performance. In addition, both AQR Capital Management’s and PanAgora Asset Management’s overweights to U.S. Treasury futures detracted from both absolute and relative performance, as long-dated U.S. Treasurys were negative during the period. AQR Capital Management’s exposure to emerging-market currencies detracted from relative performance, as most major emerging-market currencies depreciated against the U.S. dollar.

The Fund used equity index futures, bond index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards in order to provide cost-effective exposures to the desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) produced mixed performance, as interest rates diverged globally (on average) over the period. Globally, developed-market equity futures (used for market exposure) were a meaningful contributor to performance. While developed-market equity futures had a positive impact on total returns, a lower notional exposure to equities detracted from relative performance. Emerging-market equity futures detracted during the period. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. This exposure contributed to total returns over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) detracted from both total and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures contributed to performance over the Fund’s fiscal year.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Accumulation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Inception to Date

Multi-Asset Accumulation Fund, Class F	2.93%	6.15%	4.61%	4.59%

Multi-Asset Accumulation Fund, Class Y	3.13%	6.38%	4.80%	4.73%

MSCI World Index (Net) (Hedged) (USD)	13.10%	14.09%	11.13%	12.47%

Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	0.82%	2.35%	3.13%	3.02%

60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	8.11%	9.36%	7.98%	8.71%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, (Hedged) (USD), the MSCI World Index (Net) (Hedged) (USD), and the Bloomberg Barclays Global Aggregate Index (Hedged) (USD)

1

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

46	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund used the following sub-advisors as of September 30, 2018: Goldman Sachs Asset Management, L.P., Guggenheim Partners Investment Management, LLC, SSGA Funds Management, Inc., Western Asset Management Company, and Western Asset Management Company Limited.

During the period, Western Asset Management Company was added to the Fund.

III. Returns

For the year ended September 30, 2018, the Multi-Asset Income Fund, Class F, returned 1.56%. The Fund’s blended benchmark—Bloomberg Barclays U.S. Aggregate Bond Index (45%), the ICE BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the S&P 500 Index (15%)—returned 3.20%.

IV. Performance Discussion

Credit markets were mixed during the fiscal year; credit spreads tightened as U.S. investment-grade credit experienced negative returns and below-investment-grade credit was positive. The best-performing sector was bank loans, followed by fixed-rate high-yield bonds. Securitized assets, such as asset-backed securities (“ABS”), non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities, performed relatively well, benefiting from favorable supply-and-demand dynamics and improving collateral. Collateralized loan obligations (“CLO”) benefited from strong demand over the past year, which supported the underlying collateral in bank loans. Emerging-market debt, however, experienced elevated levels of volatility in 2018, resulting in negative performance over the reporting period. As noted in the shareholder letter, local-currency debt was hardest hit while U.S. dollar-denominated debt fared better, but was still negative. While the Fund’s exposure to high-yield bonds contributed to absolute returns, its lower-than-

benchmark weight detracted on a relative basis. The Fund’s off-benchmark exposure to emerging-market debt detracted from both absolute and relative performance. The Fund’s exposure to securitized assets (ABS, MBS and CLOs) contributed during the fiscal year.

All four managers contributed to total return. Guggenheim’s meaningful exposure to CLOs, bank loans and ABS helped. Goldman Sachs contributed modestly to performance as gains in high-yield bonds and bank loans were mostly offset by poor performance in emerging-market debt and investment-grade credit positions. Western Asset Management Company was added late in the period but was in line with the benchmark during that time. While the covered-call strategy managed by SSGA produced performance within expectations, the strategy lagged the S&P 500 Index.

The Fund used total-return swaps on bond futures, interest-rate swaps and futures and options on exchange-traded funds, equity indexes, credit default swaps and currency forwards. Derivatives were employed for various reasons, including fixed-income relative value, to generate option income and hedge interest-rate risk. Derivatives had a modest impact on Fund performance. Interest-rate futures were used to manage duration and detracted as rates rose during the period. Options used as part of the covered-call strategy contributed. Exposure to investment-grade credit through credit default swaps detracted from performance, while exposure to high-yield bonds through credit default swaps contributed. Currency forwards had a slightly positive impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Income Fund, Class F	1.56%	5.25%	5.05%	6.01%

Multi-Asset Income Fund, Class Y	1.66%	5.35%	5.12%	6.07%

Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	1.31%	2.16%	1.87%

ICE BofA Merrill Lunch U.S. High Yield Constrained Index	2.94%	8.20%	5.55%	6.43%

S&P 500 Index	17.91%	17.31%	13.95%	14.57%

45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index and S&P 500 Index	3.20%	6.41%	5.30%	5.59%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, ICE BofA Merrill Lynch U.S. High Yield Constrained Index, and S&P 500 Index

[1]

For the year ended 9/30/2018. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

48	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: AllianceBernstein L.P, Columbia Management Investments, Credit Suisse Asset Management, LLC and QS Investors, LLC.

During the period, Columbia Management Investments and Credit Suisse Asset Management, LLC were added to the Fund while Cohen & Steers Capital Management, Inc., was removed from the Fund.

III. Returns

For the year ended September 30, 2018, the Multi-Asset Inflation Managed Fund, Class F, returned 1.04%. The Fund’s blended benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Total Return Index (20%) and the S&P 500 Index (10%)—returned 2.80%.

IV. Performance Discussion

The real-assets market experienced generally positive performance over the fiscal year, as noted in the shareholder letter. Commodities, Treasury inflation-protected securities (“TIPS”) and equities were all positive during the period. Within commodities, performance was mixed, with energy driving most of the gains, while agriculture and metals were lower on concerns over tariffs and potential trade wars. TIPS performed well as breakeven rates widened. U.S. equities also performed well, with energy and healthcare, two of the Fund’s larger exposures, only trailing the consumer discretionary and information technology sectors. However, consumer staples, also one of the Fund’s larger exposures, underperformed during the period.

TIPS, inflation-linked credit and U.S. equities contributed to performance during the fiscal year. While commodities as an asset class experienced positive returns, much of that performance was offset by unfavorable active positioning by the Fund’s managers.

Manager performance was mixed. Unfavorable security selection within the commodities sector detracted from relative performance for both Cohen & Steers and Columbia Management Investments during the period. AllianceBernstein’s U.S. TIPS allocation contributed to both absolute and relative performance. Outperformance for AllianceBernstein was largely due to an overweight to credit-spread sectors. QS Investors inflation-sensitive equity long/short strategy contributed to both absolute and relative performance. The strategic sector allocation within the long/short strategy rebounded in 2018 after being out-of-favor over the prior period.

The Fund used commodity futures, commodity total return swaps, bond-index futures, equity-index futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. A short position in U.S. Treasury futures and interest-rate swaps was used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. This hedge contributed to total returns as interest rates increased. A short position in global equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long-equity positions. This hedge detracted from total returns, as equity-market returns were positive. Within the Fund, a controlled foreign corporation has been established to provide additional exposure to commodities, including commodity futures. The commodity futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, experienced mixed performance in the period. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and had a slightly positive effect on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Inflation Managed Fund, Class F	1.04%	0.00%	-1.46%	-1.89%

Multi-Asset Inflation Managed Fund, Class Y	1.29%	0.22%	-1.29%	-1.75%

Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index	0.73%	1.33%	0.60%	0.37%

Bloomberg Commodity Total Return Index	2.59%	-0.12%	-7.18%	-7.09%

S&P 500 Index	17.91%	17.31%	13.95%	14.57%

70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Total Return Index and S&P 500 Index	2.80%	2.66%	0.22%	0.10%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Inflation Managed Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Total Return Index and the S&P 500 Index

1

For the year ended 9/30/18. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

50	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: AllianceBernstein L.P. and Janus Capital Management LLC.

During the period, Janus Capital Management LLC was added to the Fund.

III. Returns

For the year ended September 30, 2018, the Multi-Asset Capital Stability Fund, Class F, returned 1.75%. The Fund’s blended benchmark—the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (95%) and S&P 500 Index (5%)—returned 1.05%.

IV. Performance Discussion

Major asset-class performance was mixed during the Fund’s fiscal year. While developed-market equities were higher during the period, emerging-market equities fell. In the fixed-income markets, a number of developed-market sovereign bonds were higher when hedged to the U.S. dollar. Treasurys, however, were largely negative across the yield curve as rates rose in the U.S. during the fiscal year. As noted in the shareholder letter, the risk-on sentiment that drove equity returns was also evident in the fixed-income market where credit outperformed government bonds.

The Fund had positive absolute performance and outperformed relative to its blended benchmark. A greater-than-average benchmark exposure to equity and credit helped both absolute and relative performance. The Fund’s quantitative risk models also benefitted from sustained trends across different markets.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance in the period. Stock index futures, primarily developed-market equities used for market exposure, resulted in positive performance during the Fund’s fiscal year. Interest-rate futures and swaps generally detracted from performance as interest rates rose overall in the U.S., where the majority of exposure is concentrated. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to total return. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. The effect of these hedges on performance was largely neutral.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Capital Stability Fund, Class F	1.75%	1.67%	1.78%	1.40%

Multi-Asset Capital Stability Fund, Class Y	1.84%	1.76%	1.86%	1.46%

Bloomberg Barclays 1-3 year U.S. Government/Credit Index	0.20%	0.73%	0.83%	0.84%

S&P 500 Index	17.91%	17.31%	13.95%	14.57%

95/5 Hybrid consisting of Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index	1.05%	1.52%	1.47%	1.51%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Multi-Asset Capital Stability Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index

[1]

For the year ended 9/30/18. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

52	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Long/Short Alternative Fund

I. Objective

The Long/Short Alternative Fund (the “Fund”) seeks to provide long term capital appreciation.

II. Investment Approach

For the year ended September 30, 2018, the Fund used a single sub-advisor, Dynamic Beta Investments LLC under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2018, the Long/Short Alternative Fund, Class F, returned 4.21%. The Fund’s benchmark—HFRX Equity Hedge Index—returned 1.79%.

IV. Performance Discussion

During the Fund’s fiscal year, performance was driven by long exposure to U.S. equities; long exposure to 30-year Treasurys also meaningfully contributed. While 2017 marked a strong year globally for risk assets, 2018 proved more challenging; as noted in the shareholder letter, growing uncertainty around rising U.S. interest rates, emerging-market weakness and an escalating trade war between the U.S. and China created headwinds for most equity markets. U.S. equities managed to hold up well throughout the year, supported by a healthy economy and broad corporate earnings growth, although sentiment appeared to grow more cautious toward the end of the period.

The Fund benefited most from long exposure to the Nasdaq Composite and S&P 400 indexes, which continued to grind higher over the year. Long exposure to international equities through the MSCI EAFE Index was the largest detractor given general weakness in equity markets outside the U.S. over the period. Exposure to the U.S. Dollar Index shifted from short to long over the course of the fiscal year and contributed to performance. The Fund had a long allocation to high-yield corporate credit during the fourth quarter of 2017 but exited that position early in 2018. The credit exposure negligibly detracted.

The Fund achieved its exposure and related performance primarily through the use of index futures to obtain broad exposure to global financial markets including U.S. and international equities, U.S. government bonds and currencies.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	3 Year Return	Annualized Inception to Date

Long/Short Alternative Fund, Class F	4.21%	5.45%	3.37%

Long/Short Alternative Fund, Class Y	4.33%	5.65%	3.53%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	1.59%	0.84%	0.67%

HFRX Equity Hedge Index	1.79%	3.22%	1.80%

Comparison of Change in the Value of a $100,000 Investment in the Long/Short Alternative Fund, Class F and Class Y, versus the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bills Index and the HFRX Equity Hedge Index

1

For the year ended 9/30/18. Past performance is no indication of future performance. Class F Shares were offered beginning 12/19/14 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	53

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.6%

Communication Services — 5.6%
Alphabet Inc, Cl A *	1.4%	29,398	$35,486
Alphabet Inc, Cl C *	0.1	3,015	3,598
Facebook Inc, Cl A *	0.6	95,860	15,765
Other Securities	3.5		90,115

			144,964

Consumer Discretionary — 10.4%
Amazon.com Inc, Cl A *	2.1	27,043	54,167
Dollar General Corp	0.6	151,681	16,579
Lowe’s Cos Inc	0.9	204,491	23,480
Ross Stores Inc	0.6	145,128	14,382
TJX Cos Inc/The	0.6	131,809	14,765
Other Securities (A)	5.6		143,755

			267,128

Consumer Staples — 5.8%
JM Smucker Co/The	0.6	144,701	14,848
Kroger Co/The	0.6	564,551	16,434
PepsiCo Inc	0.6	143,022	15,990
Other Securities (A)	4.0		103,334

			150,606

Energy — 7.5%
Chevron Corp	1.1	237,781	29,076
Marathon Petroleum Corp	0.8	247,070	19,758
Occidental Petroleum Corp	0.6	192,067	15,782
Schlumberger Ltd, Cl A	0.9	386,504	23,546
Other Securities (A)	4.1		106,532

			194,694

Financials — 17.3%
Aflac Inc	0.6	328,041	15,441
Bank of America Corp	1.1	967,547	28,504
Berkshire Hathaway Inc, Cl B *	1.0	115,366	24,701
Citigroup Inc	1.3	481,062	34,511
JPMorgan Chase & Co	1.4	314,589	35,498
Moody’s Corp	1.1	162,985	27,251

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
US Bancorp	0.8%	389,170	$20,552
Other Securities ‡(B)	10.0		258,223

			444,681

Health Care — 15.1%
Abbott Laboratories	1.1	369,922	27,137
AmerisourceBergen Corp, Cl A	0.8	214,075	19,742
Amgen Inc, Cl A	0.9	108,622	22,516
Becton Dickinson and Co	0.8	78,099	20,384
CVS Health Corp	0.9	278,229	21,902
Johnson & Johnson	1.7	323,827	44,743
Merck & Co Inc	0.6	228,086	16,180
Mettler-Toledo International Inc *	0.6	26,556	16,172
Pfizer Inc	0.6	343,081	15,120
UnitedHealth Group Inc	2.2	217,068	57,749
Other Securities (A)	4.9		127,129

			388,774

Industrials — 10.9%
3M Co	0.7	82,878	17,463
Honeywell International Inc	1.1	166,413	27,691
United Technologies Corp	0.9	162,962	22,784
WW Grainger Inc	0.7	49,459	17,677
Other Securities (A)	7.5		195,296

			280,911

Information Technology — 17.6%
Adobe Systems Inc *	0.8	77,561	20,938
Analog Devices Inc	0.7	188,886	17,464
Apple Inc	1.1	129,292	29,186
Cisco Systems Inc	0.7	388,462	18,899
Intel Corp	0.7	391,150	18,497
Intuit Inc	0.8	85,560	19,456
Mastercard Inc, Cl A	1.0	118,403	26,358
Microchip Technology Inc (A)	1.1	353,084	27,862
Microsoft Corp	1.5	325,796	37,261
Oracle Corp, Cl B	0.8	410,331	21,157
Visa Inc, Cl A	0.9	153,216	22,996
Other Securities	7.5		193,545

			453,619

Materials — 4.5%
DowDuPont Inc	0.6	228,719	14,709
Ecolab Inc	0.6	95,847	15,027
Sherwin-Williams Co/The, Cl A	0.6	34,880	15,878
Other Securities	2.7		69,333

			114,947

Real Estate — 1.7%
American Tower Corp, Cl A ‡	0.6	101,600	14,762
Other Securities ‡	1.1		28,766

			43,528

54	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Utilities — 1.2%
Other Securities	1.2%		$31,599

Total Common Stock (Cost $1,878,785) ($ Thousands)			2,515,451

AFFILIATED PARTNERSHIP — 2.1%
SEI Liquidity Fund, L.P.
2.170% **†(C)	2.1	52,634,607	52,638

Total Affiliated Partnership (Cost $52,632) ($ Thousands)			52,638

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	2.2	57,679,864	57,680

Total Cash Equivalent (Cost $57,680) ($ Thousands)			57,680

Total Investments in Securities — 101.9% (Cost $1,989,097)($ Thousands)			$2,625,769

Percentages are based on Net Assets of $2,576,456 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $51,323 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $9,147 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $52,638 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,515,451	$–	$–	$2,515,451
Affiliated Partnership	–	52,638	–	52,638
Cash Equivalent	57,680	–	–	57,680

Total Investments in Securities	$2,573,131	$52,638	$–	$2,625,769

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$ 27,259	$ 294,248	$ (268,865)	$ —	$(4)	$ 52,638	$ 128
SEI Daily Income Trust, Government Fund, Cl F	149,183	533,854	(625,357)	—	—	57,680	1,333

Totals	$176,442	$ 828,102	$ (894,222)	$ —	$(4)	$110,318	$1,461

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	55

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.0%

Communication Services — 4.2%
AT&T Inc	1.9%	792,640	$26,617
Other Securities	2.3		34,100

			60,717

Consumer Discretionary — 7.7%
General Motors Co	0.9	371,908	12,522
Genuine Parts Co	0.8	109,513	10,886
Target Corp, Cl A	0.6	99,280	8,757
Other Securities (A)	5.4		78,642

			110,807

Consumer Staples — 6.7%
Altria Group Inc	0.6	132,361	7,983
Diageo PLC ADR	0.6	61,169	8,666
Kimberly-Clark Corp	0.7	88,522	10,060
Philip Morris International Inc	0.7	121,765	9,929
Unilever NV	0.5	140,802	7,822
Walgreens Boots Alliance Inc	0.9	178,672	13,025
Walmart Inc	0.8	115,742	10,869
Other Securities (A)	1.9		26,874

			95,228

Energy — 12.6%
BP PLC ADR	0.6	184,109	8,487
Canadian Natural Resources Ltd	0.7	286,604	9,360
Chevron Corp	1.7	195,736	23,935
ConocoPhillips	2.1	391,919	30,334
Exxon Mobil Corp	1.9	316,864	26,940
Royal Dutch Shell PLC ADR, Cl A	0.7	139,866	9,530
Valero Energy Corp	0.8	102,696	11,682
Other Securities (A)	4.1		59,991

			180,259

Financials — 22.0%
Allstate Corp/The	0.6	78,965	7,794
Bank of America Corp	1.4	692,540	20,402
Berkshire Hathaway Inc, Cl B *	1.2	82,741	17,716
Chubb Ltd	0.7	73,483	9,820

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Citigroup Inc	1.6%	323,897	$23,236
JPMorgan Chase & Co	3.0	384,576	43,396
KKR & Co Inc	0.6	333,199	9,086
MetLife Inc	0.7	199,444	9,318
SunTrust Banks Inc	1.1	234,504	15,663
Travelers Cos Inc/The	1.1	122,849	15,935
Wells Fargo & Co	1.2	337,673	17,748
Other Securities ‡(A)(B)	8.8		125,020

			315,134

Health Care — 13.4%
Anthem Inc	0.5	28,237	7,738
Eli Lilly & Co	0.8	108,929	11,689
Johnson & Johnson	2.0	211,452	29,216
Merck & Co Inc	1.6	327,493	23,232
Novartis AG ADR	0.7	107,367	9,251
Pfizer Inc	2.3	738,949	32,566
Other Securities (A)	5.4		77,316

			191,008

Industrials — 9.4%
3M Co	0.6	38,283	8,067
Delta Air Lines Inc, Cl A	0.9	229,899	13,295
Johnson Controls International PLC	0.6	242,079	8,473
Raytheon Co	0.8	53,079	10,969
Siemens AG ADR	0.6	132,560	8,465
United Continental Holdings Inc *	0.7	110,761	9,864
Other Securities	5.2		74,983

			134,116

Information Technology — 11.1%
Cisco Systems Inc	2.4	694,505	33,788
Corning Inc, Cl B	0.9	386,238	13,634
HP Inc	0.6	338,564	8,725
Intel Corp	2.1	646,063	30,552
Micron Technology Inc *	0.7	235,924	10,671
Microsoft Corp	1.1	135,407	15,487
Other Securities	3.3		46,644

			159,501

Materials — 4.1%
DowDuPont Inc	1.0	224,020	14,407
Other Securities	3.1		44,378

			58,785

Real Estate — 2.3%
Welltower Inc ‡	1.0	211,266	13,589
Other Securities ‡	1.3		19,183

			32,772

Utilities — 3.5%
Exelon Corp	0.7	241,113	10,527
NextEra Energy Inc	1.2	105,717	17,718

56	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	1.6%		$21,277

			49,522

Total Common Stock (Cost $1,087,925) ($ Thousands)			1,387,849

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
2.170% **†(C)	0.7	10,516,033	10,516

Total Affiliated Partnership (Cost $10,515) ($ Thousands)			10,516

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	3.0%	42,652,869	$42,653

Total Cash Equivalent (Cost $42,653) ($ Thousands)			42,653

Total Investments in Securities — 100.6% (Cost $1,141,093) ($ Thousands)			$1,441,018

A list of the open futures contracts held at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	51	Dec-2018	$7,444	$7,443	$(1)

S&P Mid Cap 400 Index E-MINI	26	Dec-2018	5,297	5,265	(32)

			$12,741	$12,708	$(33)

Percentages are based on Net Assets of $1,431,698 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $10,114 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $7,471 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $10,516 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried and other financial instruments at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,387,849	$–	$–	$1,387,849
Affiliated Partnership	–	10,516	–	10,516
Cash Equivalent	42,653	–	–	42,653

Total Investments in Securities	$1,430,502	$10,516	$–	$1,441,018

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(33)	$—	$—	$(33)

Total Other Financial Instruments	$(33)	$—	$—	$(33)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	57

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Value Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$30,531	$218,322	$(238,337)	$ —	$ —	$10,516	$120
SEI Daily Income Trust, Government Fund, Cl F	54,157	270,486	(281,990)	—	—	42,653	596

Totals	$84,688	$488,808	$(520,327)	$ —	$ —	$53,169	$716

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.0%

Communication Services — 9.3%
Alphabet Inc, Cl A *	3.1%	40,465	$48,844
Alphabet Inc, Cl C *	0.8	10,824	12,918
Electronic Arts Inc *	0.7	86,519	10,425
Facebook Inc, Cl A *	1.3	127,986	21,049
Netflix Inc *	0.8	32,756	12,255
Tencent Holdings Ltd ADR	0.8	297,072	12,132
Other Securities (A)	1.8		28,151

			145,774

Consumer Discretionary — 15.5%
Amazon.com Inc, Cl A *	5.4	41,784	83,693
AutoZone Inc *	0.8	16,135	12,516
Booking Holdings Inc *	0.6	5,066	10,051
Home Depot Inc/The	0.9	70,320	14,567
Lowe’s Cos Inc	0.9	116,711	13,401
NIKE Inc, Cl B	1.2	221,855	18,795
TJX Cos Inc/The	1.3	177,992	19,939
Other Securities (A)	4.4		69,331

			242,293

Consumer Staples — 2.9%
Colgate-Palmolive Co	0.9	203,443	13,620
PepsiCo Inc	1.1	152,116	17,007
Other Securities	0.9		14,706

			45,333

Energy — 1.0%
HollyFrontier Corp	0.7	146,078	10,211
Other Securities (A)	0.3		4,723

			14,934

Financials — 9.4%
CME Group Inc	1.0	93,221	15,867
Moody’s Corp	1.7	153,239	25,622
MSCI Inc, Cl A	1.1	96,490	17,118
Progressive Corp/The	0.7	149,800	10,642
S&P Global Inc	0.7	54,996	10,746
US Bancorp	1.0	304,941	16,104

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities ‡(B)	3.2%		$49,737

			145,836

Health Care — 14.0%
Becton Dickinson and Co	2.0	117,158	30,578
Humana Inc	0.8	37,831	12,807
Johnson & Johnson	1.4	159,320	22,013
Mettler-Toledo International Inc *	0.9	23,346	14,217
Regeneron Pharmaceuticals Inc *	0.7	28,408	11,478
UnitedHealth Group Inc	4.0	231,313	61,539
WellCare Health Plans Inc *	0.8	37,261	11,942
Other Securities	3.4		54,138

			218,712

Industrials — 10.4%
3M Co	1.1	78,204	16,478
Boeing Co/The	1.2	50,794	18,890
Graco Inc	0.9	300,933	13,945
Middleby Corp/The *	0.7	87,227	11,283
Union Pacific Corp	1.2	114,877	18,705
United Technologies Corp	1.0	106,872	14,942
Other Securities (A)	4.3		67,387

			161,630

Information Technology — 28.2%
Adobe Systems Inc *	1.3	74,801	20,192
Analog Devices Inc	0.9	160,128	14,805
Apple Inc	3.1	217,638	49,130
HP Inc	0.7	429,596	11,071
Intuit Inc	0.9	58,375	13,274
Mastercard Inc, Cl A	3.5	246,106	54,786
Micron Technology Inc *	0.7	242,251	10,957
Microsoft Corp	4.6	626,491	71,652
NVIDIA Corp	1.0	54,327	15,267
Oracle Corp, Cl B	1.0	303,891	15,669
PayPal Holdings Inc *	0.6	114,443	10,053
Ubiquiti Networks Inc (A)	0.7	109,063	10,782
Visa Inc, Cl A	2.9	296,703	44,532
Other Securities	6.3		97,405

			439,575

Materials — 4.7%
Ecolab Inc	0.7	74,742	11,718
Praxair Inc	0.8	77,281	12,421
Sherwin-Williams Co/The, Cl A	1.6	53,432	24,323
Other Securities	1.6		24,769

			73,231

Real Estate — 1.2%
Other Securities ‡	1.2		18,276

SEI Institutional Managed Trust / Annual Report / September 30, 2018	59

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 0.4%
Other Securities	0.4%		$6,847

Total Common Stock (Cost $983,830) ($ Thousands)			1,512,441

AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, L.P.
2.170% **†(C)	1.2	18,953,167	18,951

Total Affiliated Partnership (Cost $18,952) ($ Thousands)			18,951

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	3.0%	46,852,115	$46,852

Total Cash Equivalent (Cost $46,852) ($ Thousands)			46,852

Total Investments in Securities — 101.2% (Cost $1,049,634) ($ Thousands)			$1,578,244

A list of the open futures contracts held at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	97	Dec-2018	$14,120	$14,157	$37

Percentages are based on Net Assets of $1,559,336 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $18,280 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $5,297 ($ Thousands), or 0.3% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $18,951 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instrument carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,512,441	$–	$–	$1,512,441
Affiliated Partnership	–	18,951	–	18,951
Cash Equivalent	46,852	–	–	46,852

Total Investments in Securities	$1,559,293	$18,951	$–	$1,578,244

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$37	$—	$—	$37

Total Other Financial Instruments	$37	$—	$—	$37

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

60	SEI Institutional Managed Trust / Annual Report / September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$18,752	$200,045	$(199,844)	$—	$(2)	$18,951	$199
SEI Daily Income Trust, Government Fund, Cl F	51,512	441,466	(446,126)	—	—	46,852	674

Totals	$70,264	$641,511	$(645,970)	$—	$(2)	$65,803	$873

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	61

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.8%

Communication Services — 8.6%
Alphabet Inc, Cl A *	1.3%	2,471	$2,983
Alphabet Inc, Cl C *	1.3	2,518	3,005
AT&T	0.9	60,563	2,034
Comcast Corp, Cl A	0.6	37,949	1,344
Facebook Inc, Cl A *	1.4	19,788	3,254
Verizon Communications	0.8	34,412	1,837
Walt Disney Co	0.6	12,384	1,448
Other Securities	1.7		4,225

			20,130

Consumer Discretionary — 10.7%
Amazon.com Inc, Cl A *	2.9	3,383	6,776
Home Depot Inc/The	0.8	9,574	1,983
McDonald’s Corp	0.5	6,461	1,081
Netflix Inc *	0.5	3,509	1,313
NIKE Inc, Cl B	0.4	10,454	886
Other Securities	5.6		13,015

			25,054

Consumer Staples — 6.2%
Altria Group Inc	0.4	15,818	954
Coca-Cola Co	0.6	31,842	1,471
PepsiCo Inc	0.6	11,791	1,318
Philip Morris International Inc	0.5	12,876	1,050
Procter & Gamble Co	0.7	20,758	1,728
Walmart Inc	0.5	11,868	1,115
Other Securities	2.9		6,846

			14,482

Energy — 5.7%
Chevron Corp	0.8	15,862	1,940
Exxon Mobil Corp	1.3	35,288	3,000
Other Securities	3.6		8,326

			13,266

Financials — 13.1%
Bank of America Corp	1.0	77,547	2,285

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	1.5%	16,122	$3,452
Citigroup Inc	0.6	20,941	1,502
JPMorgan Chase & Co	1.3	27,818	3,139
SEI Investments Co †	0.0	1,200	73
Wells Fargo & Co	0.8	36,081	1,896
Other Securities ‡(A)	7.9		18,360

			30,707

Health Care — 14.2%
Abbott Laboratories	0.5	14,315	1,050
AbbVie Inc	0.5	12,562	1,188
Amgen Inc, Cl A	0.5	5,420	1,124
Johnson & Johnson	1.3	22,343	3,087
Medtronic PLC	0.5	11,279	1,110
Merck & Co Inc	0.7	22,098	1,568
Pfizer Inc	0.9	48,337	2,130
UnitedHealth Group Inc	0.9	8,006	2,130
Other Securities	8.4		19,807

			33,194

Industrials — 9.8%
3M Co	0.4	4,757	1,002
Boeing Co	0.7	4,490	1,670
Honeywell International Inc	0.5	6,173	1,027
Union Pacific Corp	0.4	6,144	1,000
Other Securities (B)	7.8		18,243

			22,942

Information Technology — 20.9%
Accenture PLC, Cl A	0.4	5,403	920
Adobe Systems Inc *	0.5	4,113	1,110
Apple Inc	3.9	40,231	9,082
Cisco Systems Inc	0.8	39,150	1,905
Intel Corp	0.8	38,367	1,814
International Business Machines Corp	0.5	7,620	1,152
Mastercard Inc, Cl A	0.7	7,698	1,714
Microsoft Corp	3.1	63,051	7,211
NVIDIA Corp	0.6	4,856	1,365
Oracle Corp, Cl B	0.5	23,305	1,202
QUALCOMM Inc	0.4	12,354	890
salesforce.com Inc *	0.4	5,846	930
Visa Inc, Cl A	1.0	14,926	2,240
Other Securities	7.3		17,216

			48,751

Materials — 2.7%
DowDuPont Inc	0.5	19,378	1,246
Other Securities	2.2		5,099

			6,345

Real Estate — 3.2%
Other Securities ‡	3.2		7,526

62	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.7%
Other Securities	2.7%		$6,313

Total Common Stock (Cost $216,913) ($ Thousands)			228,710

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
2.170% **†(C)	0.1%	173,349	$173

Total Affiliated Partnership (Cost $173) ($ Thousands)			173

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	2.0	4,849,359	4,849

Total Cash Equivalent (Cost $4,849) ($ Thousands)			4,849

Total Investments in Securities — 99.9% (Cost $221,935) ($ Thousands)			$233,732

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

S&P 500 Index E-MINI	30	Dec-2018	$4,352	$4,379	$27

S&P Mid Cap 400 Index E-MINI	2	Dec-2018	408	405	(3)

			$4,760	$4,784	$24

Percentages are based on Net Assets of $233,871 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $43 ($ Thousands), or 0.0% of the Net Assets of the Fund (see Note 2).

(B)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $168 ($ Thousands).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $173 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$228,710	$–	$–	$228,710
Affiliated Partnership	–	173	–	173
Cash Equivalent	4,849	–	–	4,849

Total Investments in Securities	$233,559	$173	$–	$233,732

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$27	$—	$—	$27
Unrealized Depreciation	(3)	—	—	(3)

Total Other Financial Instruments	$24	$—	$—	$24

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	63

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Large Cap Index Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Investments Co	$ —	$ 84	$ —	$ —	$ (11)	$ 73	$ —
SEI Daily Income Trust, Government Fund, Cl F	—	206,674	(201,825)	—	—	4,849	50
SEI Liquidity Fund, L.P.	—	2,365	(2,192)	—	—	173	2

Totals	$ —	$ 209,123	$ (204,017)	$ —	$ (11)	$ 5,095	$ 52

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Managed Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.6%

Communication Services — 5.5%
Alphabet Inc, Cl A *	0.8%	26,214	$31,642
Alphabet Inc, Cl C *	0.8	26,751	31,927
Facebook Inc, Cl A *	0.7	173,490	28,532
Netflix Inc *	0.6	65,622	24,551
Other Securities	2.6		109,860

			226,512

Consumer Discretionary — 12.5%
Amazon.com Inc, Cl A *	2.1	43,128	86,385
Dollar General Corp	1.1	420,873	46,001
Home Depot Inc/The	0.8	157,210	32,566
Lowe’s Cos Inc	1.5	556,802	63,932
NIKE Inc, Cl B	0.8	389,570	33,004
Ross Stores Inc	0.6	243,090	24,090
TJX Cos Inc/The	0.5	187,281	20,979
Other Securities (A)	5.1		209,818

			516,775

Consumer Staples — 7.1%
Costco Wholesale Corp	0.5	89,408	21,000
Kroger Co/The	0.6	864,549	25,167
Philip Morris International Inc	0.6	311,890	25,432
Walmart Inc	0.5	222,560	20,901
Other Securities (A)	4.9		202,934

			295,434

Energy — 6.8%
Chevron Corp	0.8	258,036	31,553
ConocoPhillips	0.5	271,983	21,052
Occidental Petroleum Corp	0.6	300,025	24,653
Royal Dutch Shell PLC ADR, CI A	0.7	404,712	27,577
Valero Energy Corp	0.6	211,817	24,094
Other Securities (A)	3.6		151,055

			279,984

Financials — 15.0%
Bank of America Corp	1.1	1,550,747	45,685
Citigroup Inc	0.7	379,987	27,260

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	1.3%	478,943	$54,044
Moody’s Corp	1.2	288,575	48,250
MSCI Inc, Cl A	1.0	225,501	40,006
Other Securities (B)	9.7		405,886

			621,131

Health Care — 17.6%
Amgen Inc, Cl A	0.7	145,948	30,254
Anthem Inc	0.5	79,013	21,654
Becton Dickinson and Co	1.8	281,078	73,361
Biogen Inc *	0.8	97,061	34,293
Celgene Corp, Cl A *	0.5	245,980	22,013
CVS Health Corp	0.6	298,264	23,479
Johnson & Johnson	1.7	522,363	72,175
Merck & Co Inc	1.0	605,640	42,964
Pfizer Inc	0.8	791,349	34,875
UnitedHealth Group Inc	2.6	396,675	105,531
Other Securities	6.6		270,170

			730,769

Industrials — 9.5%
3M Co	0.8	157,525	33,192
Graco Inc	0.6	568,764	26,356
Raytheon Co	0.5	106,117	21,930
WW Grainger Inc	0.6	64,211	22,950
Other Securities	7.0		291,318

			395,746

Information Technology — 17.8%
Adobe Systems Inc *	0.9	137,412	37,094
Apple Inc	1.4	266,564	60,174
Automatic Data Processing Inc	0.6	156,283	23,546
Cisco Systems Inc	0.7	569,792	27,720
Intel Corp	0.7	593,058	28,046
Intuit Inc	0.9	156,005	35,476
Mastercard Inc, Cl A	2.0	372,740	82,976
Microsoft Corp	2.3	821,259	93,927
PayPal Holdings Inc *	0.6	279,222	24,527
Texas Instruments Inc	0.5	211,061	22,645
Visa Inc, Cl A	1.5	417,202	62,618
Other Securities (A)	5.7		239,533

			738,282

Materials — 3.9%
Sherwin-Williams Co/The, Cl A	1.0	89,695	40,830
Other Securities	2.9		121,588

			162,418

Real Estate — 2.3%
Other Securities ‡	2.4		97,324

Utilities — 1.6%
Other Securities	1.6		65,259

Total Common Stock (Cost $1,997,003) ($ Thousands)			4,129,634

SEI Institutional Managed Trust / Annual Report / September 30, 2018	65

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Managed Large Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($Thousands)

AFFILIATED PARTNERSHIP — 0.9%
SEI Liquidity Fund, L.P.
2.170% **†(C)	0.9%	37,562,378	$37,560

Total Affiliated Partnership (Cost $37,560) ($ Thousands)			37,560

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	0.4	14,302,615	14,303

Total Cash Equivalent (Cost $14,303) ($ Thousands)			14,303

Total Investments in Securities — 100.9% (Cost $2,048,866) ($ Thousands)			$4,181,497

Percentages are based on Net Assets of $4,145,679 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $36,706 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $1,702 ($ Thousands), or 0.0% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $37,560 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,129,634	$–	$–	$4,129,634
Affiliated Partnership	–	37,560	–	37,560
Cash Equivalent	14,303	–	–	14,303

Total Investments in Securities	$4,143,937	$37,560	$–	$4,181,497

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$36,832	$455,317	$(454,586)	$—	$(3)	$37,560	$135
SEI Daily Income Trust, Government Fund, Cl F	162,415	315,704	(463,816)	—	—	14,303	1,236

Totals	$199,247	$771,021	$(918,402)	$—	$(3)	$51,863	$1,371

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.2%

Communication Services — 9.8%
Alphabet Inc, Cl A *	1.4%	10,846	$13,092
Alphabet Inc, Cl C *	1.5	11,170	13,331
AT&T Inc	1.0	264,693	8,888
Comcast Corp, Cl A	0.6	166,796	5,906
Facebook Inc, Cl A *	1.6	87,909	14,458
Netflix Inc *	0.7	15,900	5,949
Verizon Communications Inc	0.9	150,596	8,040
Walt Disney Co/The	0.7	54,053	6,321
Other Securities	1.4		13,515

			89,500

Consumer Discretionary — 10.1%
Amazon.com Inc, Cl A *	3.3	14,898	29,841
Home Depot Inc/The	1.0	41,745	8,647
McDonald’s Corp	0.5	28,317	4,737
NIKE Inc, Cl B	0.4	46,594	3,947
Other Securities (A)	4.9		45,184

			92,356

Consumer Staples — 6.6%
Altria Group Inc	0.5	68,773	4,148
Coca-Cola Co/The	0.7	139,149	6,427
PepsiCo Inc	0.6	51,515	5,759
Philip Morris International Inc	0.5	56,487	4,606
Procter & Gamble Co/The	0.8	90,708	7,550
Walmart Inc	0.5	52,361	4,917
Other Securities	3.0		26,586

			59,993

Energy — 5.9%
Chevron Corp	0.9	69,823	8,538
Exxon Mobil Corp	1.4	154,246	13,114
Other Securities	3.6		31,992

			53,644

Financials — 13.1%
Bank of America Corp	1.1	338,545	9,974
Berkshire Hathaway Inc, Cl B *	1.7	71,017	15,205
Citigroup Inc	0.7	91,751	6,582
JPMorgan Chase & Co	1.5	122,500	13,823

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wells Fargo & Co	0.9%	158,015	$8,305
Other Securities	7.2		65,291

			119,180

Health Care — 14.8%
Abbott Laboratories	0.5	63,719	4,674
AbbVie Inc	0.6	55,068	5,208
Amgen Inc, Cl A	0.5	23,629	4,898
Johnson & Johnson	1.5	97,754	13,507
Medtronic PLC	0.5	49,172	4,837
Merck & Co Inc	0.8	96,974	6,879
Pfizer Inc	1.0	213,656	9,416
UnitedHealth Group Inc	1.0	35,128	9,345
Other Securities	8.4		76,067

			134,831

Industrials — 9.5%
3M Co	0.5	21,401	4,509
Boeing Co/The	0.8	19,441	7,230
Honeywell International Inc	0.5	27,051	4,501
Union Pacific Corp	0.5	26,993	4,395
Other Securities (A)	7.2		66,451

			87,086

Information Technology — 20.6%
Accenture PLC, Cl A	0.4	23,404	3,983
Adobe Systems Inc *	0.5	17,841	4,816
Apple Inc	4.1	167,082	37,717
Broadcom Inc	0.4	15,746	3,885
Cisco Systems Inc	0.9	166,661	8,108
Intel Corp	0.9	168,063	7,948
International Business Machines Corp	0.6	33,333	5,040
Mastercard Inc, Cl A	0.8	33,217	7,394
Microsoft Corp	3.5	279,289	31,942
NVIDIA Corp	0.7	22,065	6,201
Oracle Corp, Cl B	0.6	103,123	5,317
salesforce.com Inc *	0.5	27,609	4,391
Visa Inc, Cl A	1.1	64,718	9,714
Other Securities (A)	5.6		51,595

			188,051

Materials — 2.4%
DowDuPont Inc	0.6	84,121	5,410
Other Securities	1.8		16,232

			21,642

Real Estate — 2.6%
Other Securities ‡	2.6		23,623

Utilities — 2.8%
Other Securities	2.8		25,277

Total Common Stock (Cost $368,714) ($ Thousands)			895,183

SEI Institutional Managed Trust / Annual Report / September 30, 2018	67

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

S&P 500 Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
U.S. TREASURY OBLIGATION — 0.1%
Other Securities (B)(C)	0.1%		$797

Total U.S. Treasury Obligation (Cost $797) ($ Thousands)			797

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
2.170% **†(D)	0.2	1,791,372	1,791

Total Affiliated Partnership (Cost $1,791) ($ Thousands)			1,791

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	2.0%	18,430,944	$18,431

Total Cash Equivalent (Cost $18,431) ($ Thousands)			18,431

Total Investments in Securities — 100.5% (Cost $389,733) ($ Thousands)			$916,202

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	117	Dec-2018	$16,995	$17,076	$81

Percentages are based on Net Assets of $911,191 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $1,749 ($ Thousands).

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $1,791 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$895,183	$–	$–	$895,183
U.S. Treasury Obligation	–	797	–	797
Affiliated Partnership	–	1,791	–	1,791
Cash Equivalent	18,431	–	–	18,431

Total Investments in Securities	$913,614	$2,588	$–	$916,202

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$81	$–	$–	$81

Total Other Financial Instruments	$81	$–	$–	$81

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2— Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$ 3,765	$ 9,332	$ (11,306)	$ —	$ —	$ 1,791	$ 9
SEI Daily Income Trust, Government Fund, Cl F	14,705	155,941	(152,215)	—	—	18,431	201

Totals	$18,470	$165,273	$ (163,521)	$ —	$ —	$20,222	$210

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 97.6%

Communication Services — 2.7%
Boingo Wireless Inc *	0.6%	130,136	$4,542
Vonage Holdings Corp *	0.4	203,588	2,883
Other Securities (A)	1.7		12,339

			19,764

Consumer Discretionary — 16.4%
Big Lots Inc (A)	0.8	147,403	6,160
Cheesecake Factory Inc/The (A)	1.0	142,525	7,631
Dave & Buster’s Entertainment Inc	0.5	50,044	3,314
Eldorado Resorts Inc *(A)	0.4	61,896	3,008
Jack in the Box Inc	0.4	32,998	2,766
Pool Corp	0.4	18,264	3,048
Six Flags Entertainment Corp (A)	0.4	37,598	2,625
Skechers U.S.A. Inc, Cl A *	0.7	178,509	4,986
Strategic Education Inc	0.6	30,209	4,140
Vail Resorts Inc	0.4	10,285	2,822
Other Securities (A)	10.8		79,114

			119,614

Consumer Staples — 4.1%
Hain Celestial Group Inc/The *	0.9	242,512	6,577
Other Securities (A)	3.2		23,049

			29,626

Energy — 3.9%
Gulfport Energy Corp *	0.4	311,340	3,241
Range Resources Corp	0.5	198,167	3,367
Other Securities (A)	3.0		21,483

			28,091

Financials — 16.3%
American Equity Investment Life Holding Co	0.8	163,492	5,781

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Bank OZK	0.4%	71,410	$2,711
BankUnited Inc	0.9	174,880	6,191
CNO Financial Group Inc	0.7	239,032	5,072
First Commonwealth Financial Corp	0.7	292,515	4,721
FNB Corp/PA (Pennsylvania) (A)	1.0	546,768	6,955
Great Western Bancorp Inc	0.7	112,971	4,766
National General Holdings Corp	1.0	268,229	7,199
OFG Bancorp (B)	0.5	231,449	3,738
Umpqua Holdings Corp	0.7	242,048	5,035
Other Securities ‡(A)	8.9		66,204

			118,373

Health Care — 14.5%
BioTelemetry Inc *	0.4	47,088	3,035
Emergent BioSolutions Inc *	0.6	69,559	4,579
Integra LifeSciences Holdings Corp *	0.4	40,416	2,662
Ligand Pharmaceuticals Inc *	1.0	27,774	7,624
Omnicell Inc *	0.5	46,674	3,356
Premier Inc, Cl A *	0.5	76,381	3,497
Supernus Pharmaceuticals Inc *	0.6	89,897	4,526
Teleflex Inc	0.4	10,414	2,771
Other Securities (A)	10.1		73,095

			105,145

Industrials — 16.3%
Apogee Enterprises Inc	0.8	135,525	5,600
Atlas Air Worldwide Holdings Inc *	0.7	83,515	5,324
KAR Auction Services Inc	0.5	59,416	3,546
Masonite International Corp *	0.4	40,872	2,620
Tetra Tech Inc	0.5	48,757	3,330
XPO Logistics Inc *	0.9	54,315	6,201
Other Securities (A)(B)(C)	12.5		91,878

			118,499

Information Technology — 14.4%
Cornerstone OnDemand Inc *	0.4	46,097	2,616
FireEye Inc *	0.5	206,420	3,509
j2 Global Inc	0.4	32,692	2,709
MAXIMUS Inc	0.4	46,374	3,017
ON Semiconductor Corp *	0.6	223,768	4,124
Semtech Corp *	0.7	94,523	5,255
Super Micro Computer Inc *	0.8	271,310	5,592
Trade Desk Inc/The, Cl A *(A)	0.5	23,727	3,581
Wix.com Ltd *	0.4	22,734	2,721
Other Securities (A)	9.7		71,577

			104,701

Materials — 4.3%
Commercial Metals Co, Cl A	0.4	145,970	2,995
Owens-Illinois Inc *	0.6	242,559	4,558
Other Securities (A)	3.3		23,956

			31,509

SEI Institutional Managed Trust / Annual Report / September 30, 2018	69

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Small Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

Real Estate — 2.8%
Other Securities ‡(A)	2.8%		$20,658

Utilities — 1.9%
Other Securities	1.9		13,532

Total Common Stock (Cost $611,171) ($ Thousands)			709,512

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,238

Total Exchange Traded Fund (Cost $1,207) ($ Thousands)			1,238

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 7.0%
SEI Liquidity Fund, L.P.
2.170% **†(D)	7.0%	50,880,749	$50,875

Total Affiliated Partnership (Cost $50,880) ($ Thousands)			50,875

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	2.3	16,606,904	16,607

Total Cash Equivalent (Cost $16,607) ($ Thousands)			16,607

Total Investments in Securities — 107.1% (Cost $679,865) ($ Thousands)			$778,232

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	5	Dec-2018	$426	$425	$(1)

Percentages are based on Net Assets of $726,823 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $49,851 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $5,818 ($ Thousands) and represented 0.8% of the Net Assets of the Fund.

(C)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $2,475 ($ Thousands), or 0.3% of the Net Assets of the Fund (see Note 2).

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $50,875 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$ 709,512	$ –	$ –	$ 709,512
Exchange Traded Fund	1,238	–	–	1,238
Affiliated Partnership	–	50,875	–	50,875
Cash Equivalent	16,607	–	–	16,607

Total Investments in Securities	$ 727,357	$ 50,875	$ –	$ 778,232

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$ (1)	$ —	$ —	$ (1)

Total Other Financial Instruments	$ (1)	$ —	$ —	$ (1)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

70	SEI Institutional Managed Trust / Annual Report / September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$60,702	$218,971	$(228,794)	$—	$(4)	$50,875	$522
SEI Daily Income Trust, Government Fund, Cl F	45,089	141,912	(170,394)	—	—	16,607	287

Totals	$105,791	$360,883	$(399,188)	$—	$(4)	$67,482	$809

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	71

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Small Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 97.0%
Communication Services — 2.0%
IAC/InterActiveCorp *	1.3%	22,154	$4,801
Other Securities (A)	0.7		2,851

			7,652

Consumer Discretionary — 12.9%
Big Lots Inc (A)	1.0	88,084	3,681
Cheesecake Factory Inc/The (A)	0.6	44,510	2,383
Cooper-Standard Holdings Inc *	0.6	17,934	2,152
Six Flags Entertainment Corp (A)	0.8	42,650	2,978
Skechers U.S.A. Inc, Cl A *	0.6	85,521	2,389
Other Securities (A)	9.3		35,339

			48,922

Consumer Staples — 4.3%
Pinnacle Foods Inc	0.8	44,117	2,859
Sanderson Farms Inc (A)	0.5	17,903	1,851
Other Securities (A)	3.0		11,552

			16,262

Energy — 6.2%
Gulfport Energy Corp *	0.7	235,699	2,454
Parsley Energy Inc, Cl A *	0.6	81,224	2,376
PBF Energy Inc, Cl A	0.8	58,994	2,944
Other Securities (A)(B)	4.1		15,756

			23,530

Financials — 25.5%
American Equity Investment Life Holding Co	0.8	81,196	2,871
BankUnited Inc	0.9	97,075	3,436
BGC Partners Inc, Cl A	0.6	206,744	2,444
CNO Financial Group Inc	1.1	198,886	4,220
Columbia Banking System Inc (A)	0.8	75,607	2,931
First Commonwealth Financial Corp	1.0	225,128	3,634

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
FNB Corp/PA (Pennsylvania) (A)	0.5%	155,784	$1,982
National General Holdings Corp	0.7	91,693	2,461
OFG Bancorp (C)	0.9	200,220	3,234
PacWest Bancorp	1.1	89,351	4,258
South State Corp	0.5	22,934	1,881
Starwood Property Trust Inc ‡	0.7	121,289	2,610
TCF Financial Corp	0.5	82,405	1,962
Other Securities ‡(A)	15.4		58,961

			96,885

Health Care — 4.7%
Ligand Pharmaceuticals Inc *	0.6	8,878	2,437
Syneos Health Inc, Cl A *(A)	0.5	37,164	1,916
Other Securities (A)	3.6		13,653

			18,006

Industrials — 15.4%
ACCO Brands Corp	0.6	200,797	2,269
Apogee Enterprises Inc (A)	0.5	44,135	1,824
Atlas Air Worldwide Holdings Inc *	0.9	54,132	3,451
Genesee & Wyoming Inc, Cl A *	1.1	43,776	3,983
ITT Inc	0.5	30,559	1,872
KAR Auction Services Inc	1.2	76,707	4,579
SkyWest Inc	0.5	31,202	1,838
Teledyne Technologies Inc *	0.8	12,678	3,127
Other Securities (A)(C)	9.3		35,522

			58,465

Information Technology — 9.4%
ACI Worldwide Inc *(A)	0.9	122,968	3,460
Cypress Semiconductor Corp	0.6	143,416	2,078
Insight Enterprises Inc *	0.6	43,043	2,328
Silicon Motion Technology Corp ADR	0.6	42,474	2,281
Super Micro Computer Inc *	0.7	120,024	2,474
Sykes Enterprises Inc (A)	0.5	60,286	1,838
Tech Data Corp *	0.5	26,569	1,902
Other Securities (A)	5.0		19,314

			35,675

Materials — 7.5%
FMC Corp	1.0	42,380	3,695
Owens-Illinois Inc *	0.7	134,514	2,528
Silgan Holdings Inc	0.5	74,474	2,070
Trinseo SA	0.5	24,765	1,939
Valvoline Inc (A)	0.6	100,816	2,169
Other Securities (A)	4.2		16,207

			28,608

Real Estate — 7.3%
Gaming and Leisure Properties Inc ‡	0.7	73,433	2,589
Howard Hughes Corp/The *(A)	0.5	15,183	1,886
Medical Properties Trust Inc ‡(A)	0.9	231,588	3,453

72	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Other Securities ‡(A)	5.2%		$20,057

			27,985

Utilities — 1.8%
Portland General Electric Co	0.5	43,312	1,976
Other Securities	1.3		4,897

			6,873

Total Common Stock (Cost $313,532) ($ Thousands)			368,863

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 15.1%
SEI Liquidity Fund, L.P.
2.170% **†(D)	15.1%	57,599,216	$57,595

Total Affiliated Partnership (Cost $57,599) ($ Thousands)			57,595

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	2.8	10,472,913	10,473

Total Cash Equivalent (Cost $10,473) ($ Thousands)			10,473

Total Investments in Securities — 114.9% (Cost $381,604)($ Thousands)			$436,931

A list of the open futures contracts held at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	24	Dec-2018	$2,057	$2,041	$(16)

Percentages are based on Net Assets of $380,136 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $56,548 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $315 ($ Thousands), or 0.1% of the Net Assets of the Fund (see Note 2).

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $4,365 ($ Thousands) and represented 1.1% of the Net Assets of the Fund.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $57,595 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$368,863	$–	$–	$368,863
Affiliated Partnership	–	57,595	–	57,595
Cash Equivalent	10,473	–	–	10,473

Total Investments in Securities	$379,336	$57,595	$–	$436,931

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(16)	$—	$—	$(16)

Total Other Financial Instruments	$(16)	$—	$—	$(16)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	73

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Small Cap Value Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$33,169	$134,368	$(109,937)	$ —	$(5)	$57,595	$333
SEI Daily Income Trust, Government Fund, Cl F	11,855	130,508	(131,890)	—	—	10,473	144

Totals	$45,024	$264,876	$(241,827)	$ —	$(5)	$68,068	$477

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Small Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 95.9%
Communication Services — 3.4%
Boingo Wireless Inc *	0.6%	72,160	$2,519
Vonage Holdings Corp *	0.6	173,471	2,456
Other Securities	2.2		9,263

			14,238

Consumer Discretionary — 16.0%
Bright Horizons Family Solutions Inc *	0.8	28,727	3,385
Carter’s Inc	0.6	26,694	2,632
Eldorado Resorts Inc *(A)	0.6	55,763	2,710
Fox Factory Holding Corp *	0.8	49,640	3,477
Grand Canyon Education Inc *	0.7	25,214	2,844
Jack in the Box Inc	0.6	29,763	2,495
Ollie’s Bargain Outlet Holdings Inc *	0.6	25,988	2,497
Planet Fitness Inc, Cl A *	0.7	55,950	3,023
PlayAGS Inc *	0.8	107,137	3,157
Sally Beauty Holdings Inc *(A)	0.8	180,635	3,322
Skechers U.S.A. Inc, Cl A *	0.7	103,924	2,903
Strategic Education Inc	0.6	17,328	2,374
Other Securities (A)	7.7		32,925

			67,744

Consumer Staples — 2.3%
Other Securities (A)	2.3		9,556

Energy — 2.3%
Other Securities (A)	2.3		9,647

Financials — 5.3%
Wintrust Financial Corp	0.6	30,602	2,599
Other Securities ‡(A)(B)(C)(D)(E)	4.7		19,868

			22,467

Health Care — 23.9%
BioTelemetry Inc *	0.8	51,659	3,329

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Exact Sciences Corp *	0.5%	28,038	$2,213
Inogen Inc *	0.8	13,227	3,229
Insulet Corp *	0.8	33,390	3,538
Integra LifeSciences Holdings Corp *	0.6	36,454	2,401
Ligand Pharmaceuticals Inc *	1.3	20,684	5,678
Medidata Solutions Inc *	0.5	31,771	2,329
Omnicell Inc *	1.2	70,168	5,045
PRA Health Sciences Inc *	0.6	24,115	2,657
Supernus Pharmaceuticals Inc *	0.5	42,660	2,148
Teladoc Health Inc *(A)	0.7	33,217	2,868
Viking Therapeutics Inc *(A)	0.6	137,535	2,396
Other Securities (A)	15.0		63,051

			100,882

Industrials — 19.8%
ASGN Inc *	0.7	37,813	2,985
Clean Harbors Inc *	0.8	46,180	3,306
Fortress Transportation & Infrastructure Investors LLC (F)	0.5	121,067	2,201
Forward Air Corp	0.5	30,076	2,157
Heartland Express Inc	0.6	118,976	2,347
Heritage-Crystal Clean Inc *	0.6	113,918	2,432
InnerWorkings Inc *	0.6	295,475	2,340
John Bean Technologies Corp, Cl A	1.0	35,544	4,240
Kirby Corp *	0.6	29,482	2,425
Multi-Color Corp	0.6	42,990	2,676
Proto Labs Inc *	0.7	18,275	2,956
SP Plus Corp *	0.5	60,562	2,211
TriNet Group Inc *	0.8	60,569	3,411
Other Securities (A)(B)	11.3		47,874

			83,561

Information Technology — 19.9%
Altair Engineering Inc, Cl A *	0.6	53,564	2,327
Carbonite Inc *	0.7	78,803	2,809
ConvergeOne Holdings Inc	0.5	238,926	2,224
Cornerstone OnDemand Inc *	0.7	53,960	3,062
Everbridge Inc *	0.8	59,440	3,426
FireEye Inc *	0.7	185,673	3,156
Five9 Inc *	0.5	51,489	2,250
LogMeIn Inc	0.7	34,889	3,109
Proofpoint Inc *	0.6	21,928	2,332
RingCentral Inc, Cl A *	0.8	35,519	3,305
Other Securities (A)(B)(D)(E)	13.3		56,160

			84,160

Materials — 1.2%
Other Securities (A)	1.2		5,163

SEI Institutional Managed Trust / Annual Report / September 30, 2018	75

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Small Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Real Estate — 1.8%
Other Securities ‡	1.8%		$7,404

Utilities — 0.0%
Other Securities	0.0		60

Total Common Stock (Cost $316,870) ($ Thousands)			404,882

WARRANTS — 0.0%
Other Securities	0.0		149

Total Warrants (Cost $78) ($ Thousands)			149

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 6.0%
SEI Liquidity Fund, L.P.
2.170% **†(G)	6.0%	25,167,843	$25,165

Total Affiliated Partnership (Cost $25,167) ($ Thousands)			25,165

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	4.1	17,517,166	17,517

Total Cash Equivalent (Cost $17,517) ($ Thousands)			17,517

Total Investments in Securities — 106.0% (Cost $359,632) ($ Thousands)			$447,713

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	50	Dec-2018	$4,269	$ 4,252	$ (17)

Percentages are based on Net Assets of $422,260 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $24,592 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $2,567 ($ Thousands) and represented 0.6% of the Net Assets of the Fund.

(C)	Securities considered restricted. The total market value of such securities as of September 30, 2018 was $59 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(D)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2018 was $125 ($Thousands) and represented 0.0% of the Net Assets of the Fund.

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $2,201 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(G)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $25,165 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

Ser — Series

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$404,757	$–	$125	$404,882
Warrants	149	–	–	149
Affiliated Partnership	–	25,165	–	25,165
Cash Equivalent	17,517	–	–	17,517

Total Investments in Securities	$422,423	$25,165	$125	$447,713

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(17)	$—	$—	$(17)

Total Other Financial Instruments	$(17)	$—	$—	$(17)

* Futures contracts are valued at the unrealized depreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended year, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

76	SEI Institutional Managed Trust / Annual Report / September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$ 27,403	$ 125,762	$ (127,998)	$ —	$ (2)	$ 25,165	$ 433
SEI Daily Income Trust, Government Fund, Cl F	12,753	166,214	(161,450)	—	—	17,517	155

Totals	$ 40,156	$ 291,976	$ (289,448)	$ —	$ (2)	$ 42,682	$ 588

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	77

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Managed Small/Mid Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 96.8%

Communication Services — 3.7%
IAC/InterActiveCorp *	1.7%	76,824	$16,649
Nexstar Media Group Inc, Cl A (A)	0.5	65,749	5,352
Other Securities (A)	1.5		14,637

			36,638

Consumer Discretionary — 15.5%
Big Lots Inc (A)	0.8	185,296	7,744
Cheesecake Factory Inc/The (A)	0.9	165,466	8,859
Dave & Buster’s Entertainment Inc	0.4	67,361	4,461
Six Flags Entertainment Corp (A)	1.0	139,216	9,720
Skechers U.S.A. Inc, Cl A *	0.5	194,884	5,443
Stamps.com Inc *	0.5	20,559	4,650
Other Securities (A)	11.4		113,455

			154,332

Consumer Staples — 3.6%
Hain Celestial Group Inc/ The *(A)	0.7	260,780	7,072
Pinnacle Foods Inc	0.4	66,828	4,331
Spectrum Brands Holdings Inc	0.5	66,556	4,973
Other Securities (A)	2.0		19,509

			35,885

Energy — 4.1%
Parsley Energy Inc, Cl A *	0.4	147,101	4,303
PBF Energy Inc, Cl A	0.5	100,859	5,034
Other Securities (A)	3.2		31,799

			41,136

Financials — 16.9%
American Equity Investment Life Holding Co	0.6	160,817	5,687
BankUnited Inc	0.4	124,328	4,401
BGC Partners Inc, Cl A	0.5	444,392	5,253

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
CNO Financial Group Inc	0.5%	257,013	$5,454
FNB Corp/PA (Pennsylvania) (A)	0.5	408,899	5,201
Green Dot Corp, Cl A *	0.6	65,145	5,786
Hanover Insurance Group Inc/ The, Cl A	0.4	34,803	4,294
MB Financial Inc	0.4	87,546	4,037
OFG Bancorp (B)	0.7	448,151	7,238
PacWest Bancorp	1.1	221,825	10,570
Western Alliance Bancorp *	0.4	71,507	4,068
Other Securities ‡(A)	10.8		106,016

			168,005

Health Care — 13.3%
Emergent BioSolutions Inc *	0.4	65,844	4,335
Ligand Pharmaceuticals Inc *	1.9	69,967	19,205
Premier Inc, Cl A *	0.5	100,268	4,590
Syneos Health Inc, Cl A *(A)	0.4	85,413	4,403
Other Securities (A)	10.1		99,965

			132,498

Industrials — 15.0%
Atlas Air Worldwide Holdings Inc *	0.6	91,353	5,824
BWX Technologies Inc, Cl W	0.7	117,333	7,338
CoStar Group Inc *	0.4	10,197	4,291
Genesee & Wyoming Inc, Cl A *	1.0	104,845	9,540
KAR Auction Services Inc	1.5	252,391	15,065
Old Dominion Freight Line Inc, Cl A	0.4	25,477	4,108
Teledyne Technologies Inc *	0.5	20,481	5,052
XPO Logistics Inc *	0.7	59,920	6,841
Other Securities (A)(B)	9.2		91,717

			149,776

Information Technology — 13.5%
ACI Worldwide Inc *(A)	0.8	272,691	7,674
Aspen Technology Inc *	0.5	39,833	4,537
Integrated Device Technology Inc *	0.6	120,470	5,663
j2 Global Inc (A)	0.5	63,247	5,240
Semtech Corp *	0.7	117,093	6,510
Silicon Motion Technology Corp ADR	0.6	109,848	5,899
Super Micro Computer Inc *	0.6	289,976	5,976
Trade Desk Inc/The, Cl A *	0.4	29,593	4,466
Other Securities (A)	8.8		88,788

			134,753

Materials — 5.0%
FMC Corp	0.7	81,975	7,147
Silgan Holdings Inc (A)	0.4	161,325	4,485
Valvoline Inc (A)	0.4	200,146	4,305
Other Securities (A)	3.5		34,187

			50,124

78	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

Real Estate — 4.6%
Gaming and Leisure Properties Inc ‡	0.6%	170,517	$6,011
Howard Hughes Corp/The *(A)	0.4	33,280	4,134
Medical Properties Trust Inc ‡(A)	0.7	439,995	6,560
Other Securities ‡(A)	2.9		28,569

			45,274

Utilities — 1.6%
Other Securities	1.6		15,880

Total Common Stock (Cost $598,897) ($ Thousands)			964,301

RIGHTS — 0.0%
Other Securities	0.0		103

Total Rights (Cost $–) ($ Thousands)			103

AFFILIATED PARTNERSHIP — 17.5%
SEI Liquidity Fund, L.P.
2.170% **†(C)	17.5	173,813,054	173,797

Total Affiliated Partnership (Cost $173,812) ($ Thousands)			173,797

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	3.2	32,302,185	32,302

Total Cash Equivalent (Cost $32,302) ($ Thousands)			32,302

Total Investments in Securities — 117.5% (Cost $805,011) ($ Thousands)			$1,170,503

Percentages are based on Net Assets of $996,373 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $170,163 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $10,394 ($ Thousands) and represented 1.0% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $173,797 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$964,301	$–	$–	$964,301
Rights	–	103	–	103
Affiliated Partnership	–	173,797	–	173,797
Cash Equivalent	32,302	–	–	32,302

Total Investments in Securities	$996,603	$173,900	$–	$1,170,503

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with Affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$ 76,976	$ 556,418	$ (459,582)	$ —	$ (15)	$ 173,797	$ 583
SEI Daily Income Trust, Government Fund, Cl F	47,192	99,911	(114,801)	—	—	$ 32,302	462

Totals	$ 124,168	$ 656,329	$ (574,383)	$ —	$ (15)	$ 206,099	$ 1,045

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	79

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Mid-Cap Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 95.6%
Communication Services — 1.7%
Other Securities	1.7%		$2,317

Consumer Discretionary — 13.6%
Best Buy Co Inc	0.7	11,700	929
Burlington Stores Inc *	0.8	6,900	1,124
Kohl’s Corp	0.7	12,583	938
Lululemon Athletica Inc *	0.9	7,800	1,267
Macy’s Inc	0.7	28,400	986
Ulta Beauty Inc *	0.7	3,500	987
VF Corp	0.8	11,400	1,065
Other Securities	8.3		11,114

			18,410

Consumer Staples — 3.2%
Archer-Daniels-Midland Co	0.8	22,500	1,131
Other Securities	2.4		3,185

			4,316

Energy — 5.0%
Cheniere Energy Inc *	0.7	13,700	952
Continental Resources Inc/ OK, Cl A *	0.7	14,500	990
Hess	0.8	14,300	1,024
Other Securities	2.8		3,817

			6,783

Financials — 11.1%
Ameriprise Financial Inc	0.8	7,000	1,034
Citizens Financial Group Inc	0.7	24,600	949
Other Securities ‡	9.6		13,058

			15,041

Health Care — 11.3%
Agilent Technologies Inc	0.7	14,500	1,023
Align Technology Inc *	0.9	3,100	1,213
Centene Corp *	0.9	8,600	1,245
Cerner Corp *	0.7	14,600	940
Edwards Lifesciences Corp, Cl A *	0.9	7,200	1,254

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
IDEXX Laboratories Inc *	1.0%	5,300	$1,323
Illumina Inc *	0.8	2,800	1,028
Veeva Systems Inc, Cl A *	0.7	8,400	914
WellCare Health Plans Inc *	0.7	2,900	929
Other Securities	4.0		5,481

			15,350

Industrials — 12.7%
AMETEK Inc	0.7	12,100	957
Cummins Inc	0.8	7,100	1,037
IDEX Corp	0.6	5,900	889
Old Dominion Freight Line Inc, Cl A	0.6	5,500	887
PACCAR Inc	0.8	15,500	1,057
WW Grainger Inc	0.7	2,600	929
Other Securities	8.5		11,446

			17,202

Information Technology — 19.6%
Analog Devices Inc	0.8	12,600	1,165
Arista Networks Inc *	0.7	3,400	904
Cadence Design Systems Inc *	0.7	19,800	897
CDW Corp/DE	0.8	11,700	1,040
Dell Technologies Inc, Cl V *	0.8	12,000	1,165
DXC Technology Co	0.8	12,000	1,122
F5 Networks Inc, Cl A *	0.7	4,500	897
Fiserv Inc, Cl A	0.8	14,000	1,153
Fortinet Inc *	0.9	12,700	1,172
NetApp Inc	0.7	11,900	1,022
Synopsys Inc *	0.8	10,500	1,035
Total System Services Inc	0.9	12,200	1,205
VeriSign Inc *	0.7	5,900	945
Zebra Technologies Corp, Cl A *	0.7	5,200	920
Other Securities	8.8		11,865

			26,507

Materials — 6.2%
Celanese Corp, Cl A	0.6	7,800	889
Freeport-McMoRan Inc, Cl B	0.7	71,200	991
Nucor Corp	0.7	14,700	933
Other Securities	4.2		5,560

			8,373

Real Estate — 6.9%
CBRE Group Inc, Cl A *	0.7	21,000	926
Host Hotels & Resorts ‡	0.6	41,300	871
Other Securities ‡	5.6		7,580

			9,377

Utilities — 4.3%
Eversource Energy	0.7	15,700	965
NRG Energy Inc	0.8	28,400	1,062
UGI Corp	0.7	16,800	932

80	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Other Securities	2.1%		$2,871

			5,830

Total Common Stock (Cost $114,124) ($ Thousands)			129,506

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 4.3%
SEI Daily Income Trust,
Government Fund, Cl F 1.850% **†	4.3%	5,636,997	$5,637

Total Cash Equivalent (Cost $5,637) ($ Thousands)			5,637

Total Investments in Securities — 99.9% (Cost $119,761)($ Thousands)			$135,143

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P Mid Cap 400 Index E-MINI	7	Dec-2018	$1,432	$1,418	$(14)

Percentages are based on Net Assets of $135,423 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$129,506	$–	$–	$129,506
Cash Equivalent	5,637	–	–	5,637

Total Investments in Securities	$135,143	$–	$–	$135,143

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(14)	$—	$—	$(14)

Total Other Financial Instruments	$(14)	$—	$—	$(14)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P	$ 52	$ 4,487	$ (4,539)	$ —	$ —	$ —	$ 2
SEI Daily Income Trust, Government Fund, Cl F	4,669	30,542	(29,574)	—	—	5,637	66

Totals	$ 4,721	$ 35,029	$ (34,113)	$ —	$ —	$ 5,637	$ 68

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	81

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

U.S. Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 98.2%
Communication Services — 6.3%
AT&T	1.6%	745,308	$25,028
Verizon Communications	1.3	401,000	21,409
Other Securities	3.4		55,565

			102,002

Consumer Discretionary — 7.8%
Target Corp, Cl A	1.4	258,600	22,811
Other Securities	6.4		103,192

			126,003

Consumer Staples — 17.4%
Altria Group Inc	0.7	199,194	12,013
Coca-Cola Co	0.8	278,746	12,875
Colgate-Palmolive Co	1.0	229,456	15,362
Costco Wholesale Corp	0.9	58,304	13,694
Hershey Co	0.8	128,596	13,117
Kellogg Co	0.7	154,200	10,797
Lamb Weston Holdings Inc	0.7	176,314	11,742
PepsiCo Inc	1.0	136,803	15,295
Procter & Gamble Co	0.9	176,320	14,675
Sysco Corp, Cl A	1.0	208,936	15,305
Tyson Foods, Cl A	1.3	346,516	20,628
Walgreens Boots Alliance Inc	1.0	225,600	16,446
Walmart Inc	1.6	275,600	25,882
Other Securities	5.0		82,831

			280,662

Energy — 2.2%
Exxon Mobil Corp	0.7	133,300	11,333
Other Securities	1.5		24,334

			35,667

Financials — 14.2%
Allstate Corp	0.9	140,200	13,838
Arch Capital Group Ltd	0.9	498,802	14,869
Berkshire Hathaway Inc, Cl B *	1.2	89,100	19,077
CBOE Global Markets Inc	0.7	119,514	11,469
Progressive Corp	0.9	205,318	14,586
Travelers Cos Inc	0.8	97,500	12,647

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Other Securities ‡	8.8%		$142,820

			229,306

Health Care — 12.6%
Bio-Rad Laboratories Inc, Cl A *	0.7	37,252	11,659
Eli Lilly & Co	0.7	107,000	11,482
HCA Healthcare Inc	0.8	94,000	13,077
Humana Inc	0.8	39,755	13,458
Johnson & Johnson	1.8	208,700	28,836
Merck & Co Inc	2.0	450,763	31,977
Pfizer Inc	1.9	685,900	30,228
Other Securities	3.9		63,884

			204,601

Industrials — 7.1%
Lockheed Martin Corp	0.8	37,846	13,093
Raytheon Co	0.9	67,922	14,037
Republic Services Inc	0.8	171,800	12,483
Waste Management Inc	1.7	304,061	27,475
Other Securities	2.9		47,876

			114,964

Information Technology — 15.6%
Amdocs Ltd	1.6	386,837	25,524
Apple Inc	1.6	111,700	25,215
Booz Allen Hamilton Holding Corp, CI A	0.7	230,472	11,438
Cisco Systems Inc	1.4	460,700	22,413
Intel Corp	1.1	365,500	17,285
International Business Machines Corp	0.8	90,300	13,654
Motorola Solutions Inc	1.8	225,943	29,404
Oracle Corp, Cl B	0.9	286,100	14,751
Synopsys Inc *	0.7	118,580	11,693
Other Securities	5.0		80,986

			252,363

Materials — 2.4%
Newmont Mining Corp	0.7	363,727	10,984
Other Securities	1.7		27,840

			38,824

Real Estate — 4.3%
SBA Communications Corp, Cl A *‡	0.7	67,501	10,843
Other Securities ‡	3.6		58,257

			69,100

Utilities — 8.3%
American Electric Power Co Inc	0.8	172,521	12,228
Entergy Corp	0.9	184,100	14,936
Exelon Corp	1.3	469,700	20,507
NextEra Energy Inc	0.9	90,834	15,224
Public Service Enterprise Group Inc	0.8	232,900	12,295

82	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Other Securities	3.6%		$59,729

			134,919

Total Common Stock (Cost $1,337,118) ($ Thousands)			1,588,411

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	1.7%	28,046,378	$28,046

Total Cash Equivalent (Cost $28,046) ($ Thousands)			28,046

Total Investments in Securities — 99.9% (Cost $1,365,164)($ Thousands)			$1,616,457

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	98	Dec-2018	$14,261	$14,303	$42

Percentages are based on Net Assets of $1,617,815 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

Ltd — Limited

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,588,411	$–	$–	$1,588,411
Cash Equivalent	28,046	–	–	28,046

Total Investments in Securities	$1,616,457	$–	$–	$1,616,457

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$42	$—	$—	$42

Total Other Financial Instruments	$42	$—	$—	$42

*	Futures Contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$32,713	$809,299	$ (813,966)	$28,046	$477

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	83

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Global Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 97.2%
Australia — 2.9%
Wesfarmers Ltd	0.6%	252,944	$9,124
Other Securities	2.3		31,454

			40,578

Austria — 1.5%
voestalpine AG	0.8	238,610	10,920
Other Securities	0.7		10,317

			21,237

Belgium — 0.8%
Other Securities ‡	0.8		11,026

Bermuda — 0.1%
Other Securities	0.1		2,021

Canada — 6.4%
Bank of Montreal *	0.7	119,417	9,843
George Weston Ltd *	0.6	112,380	8,500
Rogers Communications Inc, Cl B*	0.9	243,800	12,529
Toronto-Dominion Bank/The *	0.6	132,392	8,039
Other Securities ‡	3.6		51,949

			90,860

China — 0.0%
Other Securities	0.0		405

Denmark — 2.2%
Carlsberg A/S, Cl B	0.7	85,101	10,212
Other Securities	1.5		20,635

			30,847

Finland — 0.8%
Other Securities	0.8		11,000

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
France — 1.2%
Other Securities	1.2%		$17,293

Germany — 2.7%
Other Securities	2.7		38,784

Guernsey — 0.5%
Other Securities	0.5		7,122

Hong Kong — 4.7%
CLP Holdings Ltd, Cl B	1.4	1,670,656	19,568
Other Securities ‡	3.3		47,062

			66,630

Ireland — 0.3%
Other Securities	0.3		4,459

Israel — 1.8%
Bank Hapoalim BM	0.6	1,179,985	8,641
Bank Leumi Le-Israel BM	0.7	1,523,061	10,046
Other Securities	0.5		6,839

			25,526

Italy — 0.5%
Other Securities	0.5		6,797

Japan — 6.9%
Other Securities ‡(A)	6.9		97,204

Netherlands — 0.4%
Other Securities	0.4		5,552

New Zealand — 2.1%
Fisher & Paykel Healthcare Corp Ltd	0.6	876,352	8,744
Other Securities ‡(A)	1.5		21,310

			30,054

Norway — 1.7%
Orkla ASA	0.7	1,201,686	10,147
Telenor ASA	0.7	513,272	10,028
Other Securities	0.3		3,525

			23,700

Portugal — 0.2%
Other Securities	0.2		2,393

Singapore — 1.2%
Other Securities ‡	1.2		17,175

84	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

Spain — 0.2%
Other Securities	0.2%		$3,499

Sweden — 2.0%
ICA Gruppen AB	0.6	281,932	8,940
Swedish Match AB	0.8	222,326	11,375
Other Securities	0.6		8,539

			28,854

Switzerland — 4.1%
Novartis AG	0.8	128,680	11,119
Roche Holding AG	0.9	50,791	12,362
Other Securities	2.4		34,929

			58,410

United Kingdom — 3.0%
Other Securities ‡	3.0		42,152

United States — 49.0%
AGNC Investment Corp ‡	0.7	536,172	9,989
Berkshire Hathaway Inc, Cl B *	0.8	49,849	10,673
CenterPoint Energy Inc	0.6	326,669	9,032
Chemed Corp	1.0	44,546	14,236
Cigna Corp	0.7	48,627	10,127
Clorox Co/The	0.6	51,163	7,695
Coca-Cola Co/The	0.9	287,283	13,270
Coca-Cola European Partners PLC	0.7	224,780	10,221
Colgate-Palmolive Co	0.8	170,423	11,410
Danaher Corp, Cl A	0.9	117,032	12,717
Darden Restaurants Inc	0.6	75,926	8,442
Encompass Health Corp	0.6	109,004	8,497
Estee Lauder Cos Inc/The, Cl A	1.4	135,612	19,707
Exelon Corp	0.7	217,021	9,475
Home Depot Inc/The	0.9	63,923	13,242
Humana Inc	1.3	54,219	18,354
Lockheed Martin Corp	0.7	28,909	10,001
Mastercard Inc, Cl A	1.0	65,277	14,531
McDonald’s Corp	0.8	65,000	10,874
PepsiCo Inc	1.2	154,668	17,292
Pfizer Inc	0.9	294,129	12,962
Procter & Gamble Co/The	1.2	195,617	16,281
Quest Diagnostics Inc	0.8	107,105	11,558
Raytheon Co	0.7	45,687	9,442
Reliance Steel & Aluminum Co	0.7	123,148	10,503
Service Corp International/US	0.6	186,324	8,236
Starwood Property Trust Inc ‡	0.6	396,345	8,529
Sysco Corp, Cl A	0.8	155,115	11,362
TJX Cos Inc/The	0.7	93,567	10,481
UnitedHealth Group Inc	0.7	36,206	9,632
Walt Disney Co/The	0.8	95,720	11,193
WellCare Health Plans Inc *	1.0	45,348	14,534
Zoetis Inc, Cl A	0.9	144,892	13,266

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

United States (continued)
Other Securities ‡	21.7%		$307,995

			695,759

Total Common Stock (Cost $1,180,181) ($ Thousands)			1,379,337

Preferred Stock — 0.1%
Germany — 0.1%
Other Securities	0.1		872

Sweden — 0.0%
Other Securities	0.0		452

Total Preferred Stock (Cost $1,367) ($ Thousands)			1,324

RIGHTS — 0.0%
France — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	1.8	26,205,197	26,205

Total Cash Equivalent (Cost $26,205) ($ Thousands)			26,205

Total Investments in Securities — 99.1% (Cost $1,207,753)($ Thousands)			$1,406,866

SEI Institutional Managed Trust / Annual Report / September 30, 2018	85

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Global Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	60	Dec-2018	$2,412	$2,360	$(24)
FTSE 100 Index	16	Dec-2018	1,577	1,562	2
Hang Seng Index	1	Oct-2018	178	178	–
S&P 500 Index E-MINI	75	Dec-2018	10,919	10,946	27
SPI 200 Index	7	Dec-2018	784	784	2
TOPIX Index	12	Dec-2018	1,931	1,920	(1)

			$17,801	$17,750	$6

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/30/18	USD	90	SGD	123	$–
Brown Brothers Harriman	10/30/18	USD	110	CHF	106	(1)
Brown Brothers Harriman	10/30/18	USD	118	NZD	178	–
Brown Brothers Harriman	10/30/18	USD	149	NOK	1,204	(1)
Brown Brothers Harriman	10/30/18	USD	157	AUD	216	–
Brown Brothers Harriman	10/30/18	USD	176	SEK	1,548	(2)
Brown Brothers Harriman	10/30/18	USD	221	DKK	1,399	(3)
Brown Brothers Harriman	10/30/18	USD	304	HKD	2,374	–
Brown Brothers Harriman	10/30/18	USD	367	GBP	278	(3)
Brown Brothers Harriman	10/30/18	USD	393	JPY	44,227	(3)
Brown Brothers Harriman	10/30/18	USD	283	CAD	366	–
Brown Brothers Harriman	10/30/18	USD	309	CAD	400	–
Brown Brothers Harriman	10/30/18	USD	1,042	EUR	882	(15)
Brown Brothers Harriman	10/30/18	SGD	12,815	USD	9,399	11
Brown Brothers Harriman	10/30/18	SGD	22	USD	16	–
Brown Brothers Harriman	10/30/18	GBP	18,105	USD	23,830	197
Brown Brothers Harriman	10/30/18	NZD	23,804	USD	15,844	66
Brown Brothers Harriman	10/30/18	NZD	88	USD	58	–
Brown Brothers Harriman	10/30/18	CHF	29,227	USD	30,519	514
Brown Brothers Harriman	10/30/18	CHF	77	USD	79	–
Brown Brothers Harriman	10/30/18	AUD	29,632	USD	21,525	84
Brown Brothers Harriman	10/30/18	AUD	77	USD	56	–
Brown Brothers Harriman	10/30/18	CAD	56,326	USD	43,580	(30)
Brown Brothers Harriman	10/30/18	EUR	67,232	USD	79,461	1,202
Brown Brothers Harriman	10/30/18	EUR	582	USD	677	–
Brown Brothers Harriman	10/30/18	NOK	95,108	USD	11,713	16
Brown Brothers Harriman	10/30/18	NOK	450	USD	55	–
Brown Brothers Harriman	10/30/18	DKK	105,322	USD	16,686	240
Brown Brothers Harriman	10/30/18	DKK	881	USD	137	–
Brown Brothers Harriman	10/30/18	SEK	133,307	USD	15,216	188
Brown Brothers Harriman	10/30/18	SEK	1,402	USD	158	–
Brown Brothers Harriman	10/30/18	HKD	264,805	USD	33,890	30
Brown Brothers Harriman	10/30/18	HKD	285	USD	36	–
Brown Brothers Harriman	10/30/18	JPY	5,684,766	USD	50,628	468

86	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/30/18	JPY	25,825	USD	228	$–

						$2,958

Percentages are based on Net Assets of $1,419,269 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $126 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,379,337	$–	$–	$1,379,337
Preferred Stock	1,324	–	–	1,324
Rights	–	–	–	–
Cash Equivalent	26,205	–	–	26,205

Total Investments in Securities	$1,406,866	$–	$–	$1,406,866

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$31	$—	$—	$31
Unrealized Depreciation	(25)	—	—	(25)
Forwards Contracts *
Unrealized Appreciation	—	3,016	—	3,016
Unrealized Depreciation	—	(58)	—	(58)

Total Other Financial Instruments	$6	$2,958	$—	$2,964

*     Futures contracts and forwards contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$34,016	$211,033	$(218,844)	$26,205	$237

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	87

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Managed Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 98.4%

Communication Services — 5.9%
AT&T Inc	1.0%	342,022	$11,485
Madison Square Garden Co/The *	1.0	34,528	10,887
Verizon Communications Inc	0.8	157,116	8,389
Walt Disney Co/The	1.2	116,765	13,655
Other Securities	1.9		20,565

			64,981

Consumer Discretionary — 5.0%
Target Corp, Cl A	1.3	163,100	14,387
Other Securities	3.7		41,098

			55,485

Consumer Staples — 15.3%
Altria Group Inc	1.3	240,506	14,505
Clorox Co/The	0.7	51,839	7,797
Costco Wholesale Corp	0.9	40,733	9,567
McCormick & Co Inc	0.9	72,119	9,502
PepsiCo Inc	0.7	67,240	7,517
Sysco Corp, Cl A	1.0	153,275	11,227
Walmart Inc	2.3	270,701	25,422
Other Securities	7.5		83,750

			169,287

Energy — 2.4%
Valero Energy Corp	1.1	105,625	12,015
Other Securities	1.3		15,079

			27,094

Financials — 14.2%
Berkshire Hathaway Inc, Cl B *	1.1	59,100	12,654
Cboe Global Markets Inc	0.9	98,273	9,430
Everest Re Group Ltd	1.0	48,445	11,068
Morningstar Inc, Cl A	0.8	73,190	9,215
Progressive Corp/The	0.7	115,800	8,226
RenaissanceRe Holdings Ltd	1.0	86,466	11,550
Travelers Cos Inc/The	1.0	83,472	10,827
Other Securities ‡	7.7		85,066

			158,036

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

Health Care — 18.3%
Aetna Inc, Cl A	0.7%	37,500	$7,607
Anthem Inc	1.1	44,047	12,071
Baxter International Inc	0.8	118,995	9,173
Eli Lilly & Co	1.6	166,859	17,906
Humana Inc	1.4	44,158	14,948
Johnson & Johnson	2.5	198,959	27,490
Merck & Co Inc	1.8	279,764	19,847
Pfizer Inc	2.5	639,365	28,177
UnitedHealth Group Inc	0.9	35,650	9,484
Other Securities	5.0		56,914

			203,617

Industrials — 11.3%
Boeing Co/The	1.1	32,700	12,161
Expeditors International of Washington Inc	0.7	104,761	7,703
Lockheed Martin Corp	1.1	34,838	12,052
Northrop Grumman Corp	1.5	51,081	16,212
Raytheon Co	1.4	75,985	15,703
Republic Services Inc	1.0	146,100	10,616
Waste Management Inc	1.1	137,382	12,414
Other Securities	3.4		38,039

			124,900

Information Technology — 12.6%
Amdocs Ltd	1.0	171,424	11,311
Apple Inc	1.5	75,762	17,102
Cisco Systems Inc	1.1	258,707	12,586
Intel Corp	1.1	265,600	12,560
Microsoft Corp	0.9	85,745	9,807
Motorola Solutions Inc	1.0	88,163	11,474
Other Securities	6.0		64,766

			139,606

Materials — 1.5%
Other Securities	1.5		16,417

Real Estate — 1.6%
Other Securities ‡	1.6		18,310

Utilities — 10.3%
American Electric Power Co Inc	0.8	120,059	8,510
Consolidated Edison Inc	1.2	177,540	13,527
Edison International	0.7	120,856	8,180
Entergy Corp	0.8	106,119	8,609
Eversource Energy	0.8	139,009	8,541
Exelon Corp	0.8	204,032	8,908
Public Service Enterprise Group Inc	0.9	183,544	9,689
WEC Energy Group Inc	0.7	119,032	7,947

88	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
Other Securities	3.6%		$40,426

			114,337

Total Common Stock (Cost $692,784) ($ Thousands)			1,092,070

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	1.6%	17,478,688	$17,479

Total Cash Equivalent
(Cost $17,479) ($ Thousands)			17,479

Total Investments in Securities — 100.0% (Cost $710,263)($ Thousands)			$1,109,549

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	32	Dec-2018	$4,656	$4,670	$14

Percentages are based on Net Assets of $1,109,422 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

Ltd — Limited

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,092,070	$–	$–	$1,092,070
Cash Equivalent	17,479	–	–	17,479

Total Investments in Securities	$1,109,549	$–	$–	$1,109,549

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$14	$—	$—	$14

Total Other Financial Instruments	$14	$—	$—	$14

*	Futures contracts are valued at unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$22,607	$168,503	$ (173,631)	$17,479	$346

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	89

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Managed International Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock — 96.8%

Australia — 7.6%
AGL Energy Ltd	0.6%	172,598	$2,435
ASX Ltd	0.5	44,853	2,066
Coca-Cola Amatil Ltd	0.8	413,385	2,919
CSL Ltd	0.5	12,508	1,820
Macquarie Group Ltd	0.5	22,760	2,076
Woolworths Group Ltd	0.6	110,181	2,239
Other Securities ‡	4.1		15,514

			29,069

Austria — 1.3%
Other Securities	1.3		4,742

Belgium — 1.8%
Colruyt SA	0.7	48,834	2,765
Other Securities	1.1		4,123

			6,888

Canada — 2.5%
TELUS Corp*	0.7	73,777	2,717
Toronto-Dominion Bank/The*	0.8	52,833	3,208
Other Securities	1.0		3,680

			9,605

Denmark — 2.7%
Coloplast A/S, Cl B	0.5	19,055	1,949
Other Securities (A)	2.2		8,473

			10,422

Finland — 1.1%
Other Securities	1.1		4,054

France — 5.9%
Cie Generale des Etablissements Michelin SCA	0.5	16,449	1,967
Dassault Aviation SA	0.5	981	1,816

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

France (continued)
Sanofi	1.4%	57,976	$5,155
TOTAL SA	0.8	46,956	3,045
Other Securities (B)	2.7		10,449

			22,432

Germany — 5.9%
Hannover Rueck SE	0.5	12,686	1,793
METRO AG	0.5	117,902	1,849
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	0.7	11,743	2,602
Other Securities	4.2		16,276

			22,520

Hong Kong — 5.3%
CLP Holdings Ltd, Cl B	1.2	377,000	4,416
Other Securities ‡(B)	4.1		15,572

			19,988

Ireland — 0.2%

Other Securities ‡	0.2		914

Israel — 1.5%
Bank Hapoalim BM	0.8	394,945	2,892
Other Securities	0.7		2,943

			5,835

Italy — 0.5%

Other Securities	0.5		1,875

Japan — 21.0%
Astellas Pharma Inc	1.0	209,800	3,661
Japan Airlines Co Ltd	0.5	55,300	1,988
JXTG Holdings Inc	0.7	327,500	2,475
KDDI Corp	0.7	93,700	2,589
Nippon Telegraph & Telephone Corp	1.2	104,600	4,726
Nissan Motor Co Ltd	0.6	251,700	2,357
NTT DOCOMO Inc	0.7	95,800	2,577
Other Securities (B)	15.6		59,687

			80,060

Luxembourg — 0.4%

Other Securities	0.4		1,342

Netherlands — 2.6%
Koninklijke Ahold Delhaize NV	0.8	130,636	2,997
NN Group NV	0.8	68,236	3,046
Other Securities (A)	1.0		4,003

			10,046

90	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)
New Zealand — 1.8%
Other Securities ‡(B)	1.8%		$6,920

Norway — 1.6%
Other Securities	1.6		6,130

Portugal — 0.2%
Other Securities	0.2		732

Singapore — 4.0%
CapitaLand Mall Trust ‡	0.5	1,270,500	2,064
DBS Group Holdings Ltd	1.0	193,400	3,693
Other Securities ‡	2.5		9,287

			15,044

Spain — 2.0%
Endesa SA (B)	0.7	127,039	2,746
Other Securities	1.3		4,769

			7,515

Sweden — 2.5%
Swedish Match AB	0.5	36,571	1,871
Other Securities (A)	2.0		7,816

			9,687

Switzerland — 9.9%
Kuehne + Nagel International AG	0.5	12,378	1,970
Novartis AG	0.5	22,523	1,946
Roche Holding AG	1.5	22,561	5,491
Schindler Holding AG	0.5	7,369	1,845
Sonova Holding AG	0.6	10,920	2,183
Swiss Life Holding AG *	1.2	11,894	4,530
Swiss Prime Site AG	0.5	23,469	2,010
Swiss Re AG	0.8	33,959	3,150
Zurich Insurance Group AG	0.9	10,249	3,255
Other Securities	2.9		11,352

			37,732

United Kingdom — 13.1%
BAE Systems PLC	0.6	296,226	2,433
BP PLC	0.7	345,444	2,655
Carnival PLC	0.6	34,144	2,121
GlaxoSmithKline PLC	1.1	216,529	4,339
Imperial Brands PLC	0.6	64,920	2,261
Rio Tinto Ltd	0.5	32,457	1,850
Royal Mail PLC	0.6	351,421	2,186
Tate &Lyle PLC	0.5	215,499	1,919
Other Securities ‡	7.9		29,959

			49,723

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Common Stock (continued)

United States — 1.4%
Coca-Cola European Partners PLC	0.8%	64,337	$2,925
Other Securities	0.6		2,460

			5,385

Total Common Stock (Cost $325,394) ($ Thousands)			368,660

Preferred Stock — 0.2%
Germany — 0.2%
Other Securities	0.2		705

Total Preferred Stock (Cost $744) ($ Thousands)			705

RIGHTS — 0.0%
Australia — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **+	1.6	6,053,528	6,054

Total Cash Equivalent (Cost $6,054) ($ Thousands)			6,054

Total Investments in Securities — 98.6% (Cost $332,192) ($ Thousands)			$375,419

SEI Institutional Managed Trust / Annual Report / September 30, 2018	91

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Managed International Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	42	Dec-2018	$1,639	$1,652	$26
FTSE 100 Index	10	Dec-2018	955	976	29
Hang Seng Index	2	Oct-2018	355	356	2
SPI 200 Index	5	Dec-2018	558	560	3
TOPIX Index	7	Dec-2018	1,063	1,120	75

			$4,570	$4,664	$135

Percentages are based on Net Assets of $380,889 ($ Thousands).

*	Non-income producing security.

**	The rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $2,286 ($ Thousands), representing 0.6% of the net assets of the Fund.

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $4,794 ($ Thousands) and represented 1.3% of Net Assets.

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

Ltd. — Limited

PLC — Public Limited Company

SPI — Share Price Index

TOPIX — Tokyo Price Index

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$368,660	$–	$–	$368,660
Preferred Stock	705	–	–	705
Rights	–	–	–	–
Cash Equivalent	6,054	–	–	6,054

Total Investments in Securities	$375,419	$–	$–	$375,419

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$135	$—	$—	$135

Total Other Financial Instruments	$135	$—	$—	$135

* Futures contracts are valued at unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$15,270	$51,717	$(60,933)	$6,054	$153

The accompanying notes are an integral part of the financial statements.

92	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

September 30, 2018

Real Estate Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.6%

Consumer Discretionary — 1.5%
Hilton Worldwide Holdings Inc	1.5%	24,330	$1,965

Real Estate — 96.1%
Alexandria Real Estate Equities Inc ‡	3.0	31,440	3,955
American Homes 4 Rent, Cl A ‡	2.5	152,899	3,347
Americold Realty Trust ‡	0.7	34,830	871
Apartment Investment & Management Co, Cl A ‡	0.8	22,906	1,011
AvalonBay Communities Inc ‡	4.8	34,800	6,304
Boston Properties Inc ‡	3.9	41,969	5,166
Brandywine Realty Trust ‡	0.7	60,900	957
Camden Property Trust ‡	3.0	41,757	3,907
Chesapeake Lodging Trust ‡	0.9	36,140	1,159
Cousins Properties Inc, Cl A ‡	1.3	196,970	1,751
CubeSmart ‡	2.8	129,790	3,703
CyrusOne Inc ‡	2.9	59,130	3,749
Duke Realty Corp ‡	1.5	71,570	2,030
Equinix Inc ‡	6.6	19,900	8,615
Essex Property Trust Inc ‡	1.4	7,310	1,804
Extra Space Storage Inc ‡	2.0	30,420	2,636
Federal Realty Investment Trust ‡	1.1	11,000	1,391
HCP Inc ‡	2.6	131,300	3,456
Healthcare Trust of America Inc, Cl A ‡	2.2	110,070	2,936
Highwoods Properties Inc ‡	1.9	53,100	2,510
Hudson Pacific Properties Inc ‡	1.3	51,580	1,688
Invitation Homes Inc ‡	1.6	92,640	2,122
Iron Mountain Inc ‡	0.5	17,647	609
JBG SMITH Properties ‡	0.3	9,090	335
Kilroy Realty Corp ‡	3.2	57,793	4,143
Kimco Realty Corp ‡	0.5	38,730	648
Liberty Property Trust ‡	1.9	59,850	2,529
Macerich Co/The ‡	1.7	39,780	2,199
Mack-Cali Realty Corp ‡	1.6	101,350	2,155
Mid-America Apartment Communities Inc ‡	1.1	14,378	1,440
Paramount Group Inc ‡	0.6	51,507	777
Park Hotels & Resorts Inc ‡	2.1	85,570	2,808
Pebblebrook Hotel Trust ‡(A)	0.5	18,110	659
Prologis Inc ‡	7.1	137,204	9,301
Public Storage ‡	1.8	12,068	2,433
Regency Centers Corp ‡	2.5	50,690	3,278

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
Retail Properties of America Inc, Cl A ‡	1.1%	115,630	$1,410
Simon Property Group Inc ‡	7.0	51,830	9,161
Sun Communities Inc ‡	2.4	31,230	3,171
Sunstone Hotel Investors Inc ‡	2.4	194,980	3,190
Taubman Centers Inc ‡	0.5	12,030	720
Tier Inc ‡	0.5	27,962	674
UDR Inc ‡	2.4	77,577	3,136
Urban Edge Properties ‡	0.3	16,260	359
Ventas Inc ‡	3.5	84,720	4,607
Weingarten Realty Investors ‡	1.1	50,767	1,511

			126,321

Total Common Stock (Cost $110,602) ($ Thousands)			128,286

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P. 2.170% **†(B)	0.5	668,380	668

Total Affiliated Partnership (Cost $668) ($ Thousands)			668

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	2.0	2,581,678	2,582

Total Cash Equivalent (Cost $2,582) ($ Thousands)			2,582

Total Investments in Securities — 100.1% (Cost $113,852) ($ Thousands)			$131,536

Percentages are based on Net Assets of $131,367 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $658 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $668 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$128,286	$–	$–	$128,286
Affiliated Partnership	–	668	–	668
Cash Equivalent	2,582	–	–	2,582

Total Investments in Securities	$130,868	$668	$–	$131,536

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	93

SCHEDULE OF INVESTMENTS

September 30, 2018

Real Estate Fund (Concluded)

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$—	$770	$(102)	$—	$—	$668	$—
SEI Daily Income Trust, Government Fund, Cl F	4,718	67,997	(70,133)	—	—	2,582	47

Totals	$4,718	$68,767	$(70,235)	$—	$—	$3,250	$47

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

94	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 33.4%

Communication Services — 1.2%
AT&T
3.316%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	$300	$303
Discovery Communications
2.200%, 09/20/2019	50	49
Inmarsat Finance
4.875%, 05/15/2022 (A)	250	249
Sinclair Television Group
5.625%, 08/01/2024 (A)	200	196
Sirius XM Radio
5.375%, 04/15/2025 (A)	200	201

		998

Consumer Discretionary — 3.8%
American Honda Finance MTN
1.700%, 02/22/2019	250	249
AutoZone
1.625%, 04/21/2019	70	70
Daimler Finance North America
2.731%, VAR ICE LIBOR USD 3 Month+0.390%, 05/04/2020 (A)	175	175
Daimler Finance North America LLC
1.500%, 07/05/2019 (A)	285	282
Dollar Tree
3.036%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	195	195
eBay
3.209%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	300	303

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit
2.551%, 10/05/2018	$400	$400
Ford Motor Credit LLC
3.164%, VAR ICE LIBOR USD 3 Month+0.830%, 03/12/2019	200	200
1.897%, 08/12/2019	350	347
General Motors Financial
3.267%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	150	151
3.189%, VAR ICE LIBOR USD 3 Month+0.850%, 04/09/2021	150	151
Hyundai Capital America
3.261%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	125	125
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	300	298
Nissan Motor Acceptance MTN
3.227%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	200	202
PetSmart
5.875%, 06/01/2025 (A)	39	32

		3,180

Consumer Staples — 2.4%
Alimentation Couche-Tard
2.834%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	200	200
Constellation Brands
2.000%, 11/07/2019	125	124
Kraft Heinz Foods
3.161%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	125	126
Kroger
2.000%, 01/15/2019	220	219
Kroger MTN
1.500%, 09/30/2019	285	281
Molson Coors Brewing
1.450%, 07/15/2019	140	138
Mondelez International
2.863%, VAR ICE LIBOR USD 3 Month+0.520%, 02/01/2019	225	225
Reckitt Benckiser Treasury Services
2.926%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	200	200
Skandinaviska Enskilda Banken
2.904%, VAR ICE LIBOR USD 3 Month+0.570%, 09/13/2019 (A)	300	301
2.742%, VAR ICE LIBOR USD 3 Month+0.430%, 05/17/2021 (A)	250	251

		2,065

SEI Institutional Managed Trust / Annual Report / September 30, 2018	95

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 1.0%
Anadarko Petroleum
6.950%, 06/15/2019	$235	$241
Andeavor Logistics
5.500%, 10/15/2019	90	92
Blue Racer Midstream
6.125%, 11/15/2022 (A)	250	257
FTS International
6.250%, 05/01/2022	103	99
Phillips 66
3.089%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	125	125

		814

Financials — 17.9%
ABN AMRO Bank
2.973%, VAR ICE LIBOR USD 3 Month+0.640%, 01/18/2019 (A)	300	300
2.881%, VAR ICE LIBOR USD 3 Month+0.570%, 08/27/2021 (A)	250	251
AIG Global Funding
2.878%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	250	251
American Express
2.837%, VAR ICE LIBOR USD 3 Month+0.525%, 05/17/2021	200	201
Assurant
3.624%,VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	130	130
Bank of America MTN
3.508%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	150	153
3.046%, VAR ICE LIBOR USD 3 Month+0.650%, 10/01/2021	225	226
Bank of Montreal MTN
2.934%, VAR ICE LIBOR USD 3 Month+0.600%, 12/12/2019	350	352
Bank of Nova Scotia
1.650%, 06/14/2019	200	199
BB&T MTN
3.003%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2019	325	325
BPCE MTN
3.530%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	250	252
Branch Banking & Trust
1.450%, 05/10/2019	260	258
Canadian Imperial Bank of Commerce
3.054%, VAR ICE LIBOR USD 3 Month+0.720%, 06/16/2022	275	277
Capital One
3.489%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	250	253

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citibank
2.834%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	$250	$251
Citigroup
2.861%, VAR ICE LIBOR USD 3 Month+0.550%, 08/25/2036	500	420
Citizens Bank
3.121%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	275	276
Compass Bank
3.061%, VAR ICE LIBOR USD 3 Month+0.730%, 06/11/2021	250	250
Cooperatieve Rabobank UA
3.161%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	300	304
Credit Agricole MTN
3.297%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	250	253
CSAMS
3.420%, 07/25/2024	96	96
Danske Bank
2.903%, VAR ICE LIBOR USD 3 Month+0.580%, 09/06/2019 (A)	200	200
Fifth Third Bank
2.775%, VAR ICE LIBOR USD 3 Month+0.440%, 07/26/2021	200	200
2.589%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	250	250
Goldman Sachs Group
3.484%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	275	278
3.445%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	250	253
HSBC Holdings
2.984%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	200	200
2.922%, VAR ICE LIBOR USD 3 Month+0.600%, 05/18/2021	230	231
Huntington National Bank
2.837%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	250	251
ING Bank
3.086%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	200	201
Intesa Sanpaolo NY
2.966%, VAR ICE LIBOR USD 3 Month+0.630%, 07/17/2019	100	100
Jackson National Life Global Funding
3.111%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	125	126
1.875%, 10/15/2018 (A)	200	200

96	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
JPMorgan Chase
2.969%, VAR ICE LIBOR USD 3 Month+0.630%, 01/28/2019	$300	$301
KeyBank
2.350%, 03/08/2019	250	250
Manufacturers & Traders Trust
2.932%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	250	252
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	395	388
Morgan Stanley
3.528%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	175	177
3.192%, VAR ICE LIBOR USD 3 Month+0.850%, 01/24/2019	225	226
National Bank of Canada MTN
2.894%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	250	251
Nordea Bank MTN
3.006%, VAR ICE LIBOR USD 3 Month+0.620%, 09/30/2019 (A)	200	201
Nordea Bank Abp
3.255%, VAR ICE LIBOR USD 3 Month+0.940%, 08/30/2023 (A)	200	201
Principal Life Global Funding II MTN
1.500%, 04/18/2019 (A)	250	248
Protective Life Global Funding
1.722%, 04/15/2019 (A)	235	234
Regions Bank
2.838%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	300	300
Royal Bank of Canada MTN
3.027%,VAR ICE LIBOR USD 3 Month+0.700%, 12/10/2018	200	200
2.781%, VAR ICE LIBOR USD 3 Month+0.450%, 01/10/2019	200	200
Santander UK
2.941%, VAR ICE LIBOR USD 3 Month+0.620%, 06/01/2021	300	302
Societe Generale MTN
3.417%, VAR ICE LIBOR USD 3 Month+1.080%, 10/01/2018	300	300
Standard Chartered
3.594%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (A)	200	200
State Street
3.334%, VAR ICE LIBOR USD 3 Month+1.000%, 06/15/2037	375	336
Sumitomo Mitsui Banking
2.873%, VAR ICE LIBOR USD 3 Month+0.540%, 01/11/2019	250	250
2.686%, VAR ICE LIBOR USD 3 Month+0.350%, 01/17/2020	250	251

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SunTrust Bank
2.929%, VAR ICE LIBOR USD 3 Month+0.590%, 08/02/2022	$250	$250
2.872%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	250	251
Svenska Handelsbanken MTN
2.782%, VAR ICE LIBOR USD 3 Month+0.470%, 05/24/2021	250	251
Synchrony Financial
3.578%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	200	201
Toronto-Dominion Bank MTN
1.450%, 08/13/2019	200	198
UBS MTN
2.959%, VAR ICE LIBOR USD 3 Month+0.640%, 08/14/2019	250	251
US Bank
2.655%,VAR ICE LIBOR USD 3 Month+0.320%, 04/26/2021	250	251
Wells Fargo
3.452%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	150	152
Wells Fargo MTN
3.019%, VAR ICE LIBOR USD 3 Month+0.680%, 01/30/2020	250	252
Wells Fargo Bank
2.847%, VAR ICE LIBOR USD 3 Month+0.500%, 07/23/2021	250	251

		15,144

Health Care — 2.0%
Amgen
2.788%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	150	151
Anthem
2.500%, 11/21/2020	150	148
Bayer US Finance II
3.003%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/2021 (A)	200	201
Cardinal Health
3.104%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	275	275
CVS Health
3.047%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	140	141
Halfmoon Parent
3.200%, 09/17/2020 (A)	150	150
2.984%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021 (A)	150	150
Molina Healthcare
4.875%, 06/15/2025 (A)	170	167
Tenet Healthcare
4.625%, 07/15/2024	100	97

SEI Institutional Managed Trust / Annual Report / September 30, 2018	97

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
UnitedHealth Group
2.594%, VAR ICE LIBOR USD 3 Month+0.260%, 06/15/2021	$225	$225

		1,705

Industrials — 2.1%
Air Lease
2.125%, 01/15/2020	250	246
Aviation Capital Group
3.013%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	215	216
Avolon Holdings Funding
5.125%, 10/01/2023 (A)	52	52
Equifax
3.184%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	150	151
Fortive
1.800%, 06/15/2019	37	37
ILFC E-Capital Trust I
4.780%, 12/21/2065 (A)	500	455
John Deere Capital MTN
2.350%, 01/08/2021	105	103
PACCAR Financial MTN
1.300%, 05/10/2019	195	193
RBS Global
4.875%, 12/15/2025 (A)	93	89
United Technologies
2.965%, VAR ICE LIBOR USD 3 Month+0.650%, 08/16/2021	275	276

		1,818

Information Technology — 1.0%
Broadcom
2.375%, 01/15/2020	300	296
DXC Technology
2.875%, 03/27/2020	105	104
Entegris
4.625%, 02/10/2026 (A)	35	33
Hewlett Packard Enterprise
3.105%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	175	175
2.100%, 10/04/2019 (A)	250	248

		856

Materials — 0.9%
Air Liquide Finance
1.375%, 09/27/2019 (A)	225	222
Glencore Funding LLC
2.500%, 01/15/2019 (A)	150	150
International Flavors & Fragrances
3.400%, 09/25/2020	100	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Owens-Brockway Glass Container
5.875%, 08/15/2023 (A)	$121	$124
Syngenta Finance
3.698%, 04/24/2020 (A)	200	199

		795

Telecommunication Services — 0.1%
AMC Networks
4.750%, 08/01/2025	94	90

Utilities — 1.0%
DTE Energy
1.500%, 10/01/2019	260	256
Emera US Finance
2.150%, 06/15/2019	175	174
Sempra Energy
1.625%, 10/07/2019	155	153
Southern
2.802%, VAR ICE LIBOR USD 3 Month+0.490%, 02/14/2020 (A)	275	275
Texas Energy (Escrow Security)
3.972%, 12/31/2034 (B)(C)(D)	4	—

		858

Total Corporate Obligations (Cost $28,467) ($ Thousands)		28,323

LOAN PARTICIPATIONS — 27.1%

Aerospace/Defense — 0.5%
Sequa Mezzanine Holdings L.L.C., Initial Loan
11.200%, VAR LIBOR+9.000%, 04/28/2022	66	65
Sequa Mezzanine Holdings L.L.C., Initial Term Loan
7.186%, VAR LIBOR+5.000%, 11/28/2021	112	110
6.925%, VAR LIBOR+5.000%, 11/28/2021	—	—
Transdigm Inc., New Tranche E Term Loan (2018)
4.742%, 05/30/2025	8	8
Transdigm Inc., New Tranche F Term Loan (2018)
4.742%, 06/09/2023	245	246

		429

Airlines — 0.5%
Air Methods, Term Loan, 1st Lien
5.886%, 04/22/2024	239	217

98	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
American Airlines, Inc., Term Loan B, 1st Lien
4.158%, 12/14/2023	$205	$204

		421

Broadcasting and Entertainment — 0.2%
Cumulus Media Holdings Inc. , Term Loan, 1st Lien
6.750%, 05/13/2022	141	139

Building Materials — 1.0%
American Builders & Contractors Supply, Term B-2 Loan, 1st Lien
4.242%, VAR LIBOR+2.000%, 10/31/2023	285	284
Beacon Roofing Supply, Inc., Initial Term Loan, 1st Lien
4.383%, VAR LIBOR+2.250%, 01/02/2025	71	71
Forterra Finance, LLC, Replacement Term Loan
5.242%, VAR LIBOR+3.000%, 10/25/2023	165	158
Jeld-Wen, Cov-Lite, Term Loan B4, 1st Lien
4.386%, 12/14/2024	195	196
LBM, Cov-Lite, Term Loan, 1st Lien
5.945%, 08/20/2022	126	126
Summit Materials LLC, Cov-Lite, Term Loan B, 1st Lien
4.242%, 11/21/2024	74	75
The Hillman Group, Inc., Cov-Lite, Term Loan B, 1st Lien
5.742%, 05/30/2025	27	27

		937

Buildings and Real Estate — 0.2%
Communications Sales & Leasing, Inc. (CSL Capital, LLC), Shortfall Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 10/24/2022	140	134

Cable/Wireless Video — 0.2%
Telenet Financing, Term Loan AN
4.408%, 08/15/2026	137	136

Cargo Transport — 0.2%
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.383%, VAR LIBOR+3.250%, 04/28/2022	214	210

Chemicals — 2.2%
AkzoNobel (Starfruit), Term Loan B, 1st Lien
0.000%, 09/19/2025 (E)	145	146

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Berlin Packaging, Cov-Lite, Term Loam
5.390%, 11/07/2025	$15	$15
5.250%, 11/07/2025	23	23
Berlin Packaging, Cov-Lite, Term Loam B, 1st Lien
5.110%, 11/07/2025	111	111
Charter NEX Films, Cov-Lite, Term Loan B, 1st Lien
5.242%, VAR LIBOR+3.250%, 05/16/2024	204	204
Consolidated Energy Limited, Term Loan B
4.633%, 05/07/2025	50	50
H.B. Fuller Company, Cov-Lite, Term Loan B, 1st Lien
4.165%, 10/20/2024	159	159
Kraton Polymers, Term Loan B, 1st Lien
4.742%, 03/08/2025	50	50
Pregis, Cov-Lite, Term Loan, 1st Lien
5.834%, VAR LIBOR+3.500%, 05/20/2021	176	175
5.193%, VAR LIBOR+3.500%, 05/20/2021	20	20
Reynolds Group Holdings Inc., Incremental U.S. Term Loan
4.992%, VAR LIBOR+2.750%, 02/05/2023	377	379
Ring Container Technologies Group LLC, Cov-Lite, Term Loan, 1st Lien
4.992%, 10/31/2024	188	188
Tronox Finance, Cov-Lite, Term Loan B, 1st Lien
5.242%, 09/23/2024	137	137
Wilsonart LLC, Cov-Lite, Term Loan D, 1st Lien
5.640%, VAR LIBOR+3.250%, 12/19/2023	295	296

		1,953

Computers & Electronics — 2.3%
Applied Systems, Cov-Lite, Term Loan B, 1st Lien
5.386%, 09/19/2024	173	173
Applied Systems, Inc., Initial Term Loan
9.386%, VAR LIBOR+7.000%, 09/19/2025	14	14
Diebold Nixdorf, Term Loan A-1
13.200%, 08/30/2022 (D)	72	76
Diebold Nixdorf, Term Loan B, 1st Lien
4.938%, VAR LIBOR+2.750%, 11/06/2023	28	24

SEI Institutional Managed Trust / Annual Report / September 30, 2018	99

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Epicor Software, Cov-Lite, Term Loan, 1st Lien
5.500%, VAR LIBOR+3.750%, 06/01/2022	$303	$304
Evergreen Skills Lux S.À R.L., Initial Term Loan
6.992%, VAR LIBOR+4.750%, 04/28/2021	93	88
First Data Corporation, New Dollar Term Loan, Ser 2024-A
4.212%, VAR LIBOR+2.000%, 04/26/2024	208	208
Globallogic, Cov-Lite, Term Loan B, 1st Lien
5.492%, 08/01/2025	37	38
Go Daddy Operating Company LLC, Cov-Lite, Term Loan B, 1st Lien
4.492%, 02/15/2024	242	243
Greeneden U.S. Holdings, Tranche B-3, Term Loan, 1st Lien
5.742%, 12/01/2023	5	5
Infoblox, Term Loan B, 1st Lien
6.742%, 11/07/2023	172	173
Iron Mountain, Inc., Cov-Lite, Term Loan B, 1st Lien
3.992%, 01/02/2026	175	173
Misys Ltd, Cov-Lite, Term Loan B, 1st Lien
5.886%, VAR LIBOR+3.500%, 06/13/2024	55	55
Oberthur Technologies Holding, Cov-Lite, Term Loan B, 1st Lien
5.992%, VAR LIBOR+3.750%, 01/10/2024	38	38
Optiv, Cov-Lite, Term Loan, 1st Lien
5.500%, VAR LIBOR+3.250%, 02/01/2024	59	58
Rocket Software, Cov-Lite, Term Loan, 1st Lien
6.136%, VAR LIBOR+4.250%, 10/14/2023	79	80
Rocket Software, Cov-Lite, Term Loan, 2nd Lien
11.886%, VAR LIBOR+9.500%, 10/14/2024	25	25
Solera Holdings, Cov-Lite, Term Loan, 1st Lien
4.992%, VAR LIBOR+3.250%, 03/03/2023	46	46
SS&C Technologies, Cov-Lite, Term Loan B3, 1st Lien
4.492%, 04/16/2025	106	106
SS&C Technologies, Cov-Lite, Term Loan B4, 1st Lien
4.492%, 04/16/2025	41	41

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Veritas US Inc., New Dollar Term B Loan
6.886%, 01/27/2023	$16	$16
6.742%, VAR LIBOR+4.500%, 01/27/2023	49	48

		2,032

Construction — 0.2%
Pike Corporation, Initial Term Loan
5.750%, 03/23/2025	28	28
Terex, Cov-Lite, Term Loan, 1st Lien
4.294%, 01/31/2024	177	178

		206

Consumer Discretionary — 0.4%
Anastasia, Cov-Lite, Term Loan B, 1st Lien
5.883%, 08/11/2025	32	32
Samsonite International, Cov-Lite, Term Loan B4, 1st Lien
3.992%, 04/25/2025	20	20
SRS DISTRIBUTION, Term Loan
5.441%, 05/23/2025	89	88
Warner Music, Cov-Lite, Term Loan
4.367%, 11/01/2023	250	250

		390

Consumer Nondurables — 0.2%
Prestige Brands, Term Loan B4, 1st Lien
4.242%, 01/26/2024	130	130

Containers, Packaging and Glass — 0.4%
BWay Holding Company, Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+3.250%, 04/03/2024	—	—
5.581%, VAR LIBOR+3.250%, 04/03/2024	132	132
Flex Acquisition Company, Inc., Initial Term Loan, 1st Lien
5.337%, VAR LIBOR+3.000%, 12/29/2023	134	134

		266

Educational Services — 0.0%
St. George’s University Scholastic Services, Cov-Lite, Term Loan B, 1st Lien
5.750%, 07/17/2025	3	3

Energy — 0.4%
Bison Midstream, Term Loan B, 1st Lien
6.165%, 05/21/2025	100	100

100	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Energy Transfer Equity L.P., Term Loan B, 1st Lien
4.242%, VAR US LIBOR+0.000%, 02/02/2024	$214	$214

		314

Entertainment & Leisure — 0.0%
Hoya Midco LLC, Cov-Lite, Term Loan B, 1st Lien
5.576%, 06/30/2024	7	7
Hoya Midco, LLC, Cov-Lite, Initial Term Loan B, 1st Lien
5.576%, 06/30/2024	4	3

		10

Financials — 0.5%
Advisor Group, Term Loan B
5.908%, 08/15/2025	40	40
Asurion, LLC (fka Asurion Corporation), Term Loan B-7
5.242%,11/03/2024	167	168
Blackhawk Network Holdings, Term Loan B
5.386%, 06/15/2025	89	89
Refinitiv (Thomson Reuters / Financial & Risk), Term Loan B
0.000%, 09/18/2025 (E)	137	136
TransUnion, Term Loan B4, 1st Lien
4.242%, 06/19/2025	35	35

		468

Food & Beverage — 0.2%
8th Avenue, Term Loan, 1st Lien
0.000%, 09/19/2025(E)	51	52
Arby’s Restaurant Group, Inc., Term Loan B, 1st Lien
5.460%, 02/05/2025	114	114
5.280%, 02/05/2025	—	—

		166

Food/Tobacco — 0.1%
Aramark Intermediate HoldCo, U.S. Term B-3 Loan, 1st Lien
4.084%, VAR LIBOR+1.750%, 03/11/2025	74	74

Gaming — 0.2%
Scientific Games International, Inc., Initial Term B-5 Loan
5.044%, VAR LIBOR+2.750%, 08/14/2024	122	122
4.992%, VAR LIBOR+2.750%, 08/14/2024	29	29

		151

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Gaming & Hotels — 0.7%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 12/23/2024	$123	$123
CCM Merger, Term Loan B, 1st Lien
4.992%, VAR LIBOR+2.750%, 08/06/2021	123	123
Harrah’s, Cov-Lite, Term Loan, 1st Lien
4.242%, 10/07/2024	175	174
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 10/13/2023	283	267
Penn National Gaming, Term Loan B, 1st Lien
4.742%, VAR LIBOR+2.500%, 01/19/2024	23	23

		710

Gaming And Hotels — 0.1%
Las Vegas Sands, LLC, Refinancing Term Loan (2018), 1st Lien
3.992%, 03/27/2025	105	105

Gaming/Leisure — 0.5%
ESH Hospitality, Inc., Term Loan B (2018)
4.242%, 08/30/2023	397	397

Health Care — 0.9%
ACADIA HEALTHCARE, Cov-Lite, Term Loan B3
4.742%, 02/11/2022	188	189
ACADIA HEALTHCARE, Cov-Lite, Term Loan B4
4.742%, 02/16/2023	190	191
Press Ganey Holdings, Inc., Term Loans, 1st Lien
4.992%, 10/23/2023	328	329
Radiology Partners, Term Loan, 1st Lien
6.589%, 07/09/2025	90	90

		799

Healthcare — 3.0%
Auris Luxembourg III SARL, Term Loan, 1st Lien
5.386%, VAR LIBOR+3.000%, 01/17/2022	314	316
Concentra, Term Loan, 2nd Lien
8.610%, 06/01/2023	20	20
DJO Finance LLC, Term Loan, 1st Lien
5.492%, VAR LIBOR+3.250%, 06/08/2020	134	134

SEI Institutional Managed Trust / Annual Report / September 30, 2018	101

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Envision Healthcare Corporation (EMS), Term Loan B (2018)
0.000%, 09/26/2025 (E)	$172	$171
Envision Healthcare, Cov-Lite, Term Loan, 1st Lien
5.250%, VAR LIBOR+3.000%, 12/01/2023	136	135
Equinox Holdings, Cov-Lite, Term Loan, 1st Lien
5.076%, 03/08/2024	282	284
Equinox Holdings, Cov-Lite, Term Loan, 2nd Lien
9.242%, VAR LIBOR+7.000%, 09/06/2024	75	77
Gentiva (Kindred at Home), Second Lien
9.337%, 07/02/2026	54	55
Gentiva (Kindred at Home), Term Loan
6.000%, 07/02/2025	116	117
Hanger, Inc., Term Loan B, 1st Lien
5.742%, 03/06/2025	190	190
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
4.742%, VAR LIBOR+2.500%, 08/18/2022	88	88
Life Time Fitness, Cov-Lite, Term Loan, 1st Lien
5.063%, VAR LIBOR+3.000%, 06/10/2022	277	278
Parexel International Corporation, Initial Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 09/27/2024	130	129
SIVANTOS/WIDEX, Term Loan B, 1st Lien
5.334%, 07/24/2025	53	54
Sterigenics-Nordion Holdings LLC, Cov-Lite, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 05/15/2022	261	261
Surgery Center Holdings, Term Loan, 1st Lien
5.570%, VAR LIBOR+3.250%, 09/02/2024	94	94
Valeant Pharmaceuticals International, Inc., Initial Term Loan, 1st Lien
5.104%, VAR LIBOR+3.000%, 06/02/2025	107	107

		2,510

Healthcare, Education and Childcare — 0.2%
DJO Finance LLC, Initial Term Loan, 1st Lien
5.587%, VAR LIBOR+3.250%, 06/08/2020	134	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Housing — 0.2%
GGP (Brookfield Residential Property), Term Loan B
4.742%, 08/27/2025 (D)	$188	$187

Information Technology — 0.5%
Ceridian, Cov-Lite, Term Loan B4, 1st Lien
5.492%, 04/30/2025	110	110
EIG Investors Corp (Endurance), Term Loan B (2018)
6.061%, 02/09/2023	228	229
Endurance International, Term Loan, 1st Lien
6.061%, 02/09/2023	—	—
SS&C Technologies, Term Loan B-5
0.000%, 04/16/2025 (E)	9	9
VeriFone, Term Loan B
6.322%, 08/20/2025	54	54

		402

Insurance — 0.7%
Acrisure LLC, Cov-Lite, Term Loan B2, 1st Lien
6.592%, 11/22/2023	13	13
Acrisure, Term Loan B, 1st Lien
5.992%, 11/22/2023	66	66
Alliant Holdings Intermediate, LLC, Initial Term Loan (2018)
5.148%, 05/09/2025	40	41
AmWINS Group, Cov-Lite, Term Loan B, 1st Lien
4.992%, VAR LIBOR+2.750%, 01/25/2024	98	99
4.870%, VAR LIBOR+2.750%, 01/25/2024	29	29
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan
8.742%, VAR LIBOR+6.000%, 08/04/2025	176	180
Hub International, Ltd., Cov-Lite, Term Loan B, 1st Lien
5.335%, 04/25/2025	185	186

		614

Leasing — 0.0%
CH Hold, Cov-Lite, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 02/01/2024	34	34
CH Hold, Cov-Lite, Term Loan, 2nd Lien
9.492%, VAR LIBOR+7.250%, 02/03/2025	22	22

		56

102	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Machinery — 0.8%
Clark Equipment Company, Repriced Term Loan, 1st Lien
4.386%, 05/18/2024	$33	$32
4.242%, 05/18/2024	4	4
Columbus McKinnon, Term B Loan, 1st Lien
4.886%, 01/31/2024	44	44
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan
4.992%, VAR LIBOR+2.750%, 07/30/2024	84	84
Graftech International Ltd., Initial Term Loan, 1st Lien
5.505%, 02/12/2025	—	—
Harbor Freight Tools, Cov-Lite, Term Loan B, 1st Lien
4.742%, 08/18/2023	97	97
Kemet, Cov-Lite, Term Loan B, 1st Lien
8.076%, VAR LIBOR+6.000%, 04/26/2024	84	85
ORYX Southern Delaware Holdings, Initial Term Loan
5.492%, 02/28/2025	142	139
Restaurant Technologies, Cov-Lite, Term Loan, 1st Lien
0.000%, 09/24/2025(E)	23	24
Rexnord LLC, Cov-Lite, Term Loan, 1st Lien
4.242%, 08/21/2024	138	139

		648

Manufacturing — 0.4%
Energizer Holdings Inc., Term Loan, 1st Lien
0.000%, 06/20/2025 (D)	23	23
Hillman, Term Loan B, 1st Lien
5.742%, 05/30/2025 (D)	134	132
LTI Boyd Corporation, Term Loan B
5.724%, 09/06/2025	53	54
ON Semiconductor, 2018 New Replacement Term B-3 Loan
3.992%, VAR LIBOR+1.750%, 03/31/2023	46	46

		255

Media — 1.4%
Altice Financing S.A., Cov-Lite, Term Loan, 1st Lien
4.908%, 01/31/2026	93	90
Altice US Finance I, Incremental Cov-Lite, Term Loan B, 1st Lien
4.492%, 07/28/2025	129	129
CSC Holdings, LLC (fka CSC Holdings, Inc.), January 2018 Incremental Term Loan
4.658%, 01/25/2026	169	169

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Gray Television, Cov-Lite, Term Loan B, 1st Lien
4.354%, 02/07/2024	$99	$99
Learfield Communications, Cov-Lite, Term Loan, 1st Lien
5.500%, 12/01/2023	5	5
Mission Broadcasting, Cov-Lite, Term Loan B2, 1st Lien
4.604%, VAR LIBOR+2.500%, 01/17/2024	23	23
Nexstar Broadcasting Group, Cov-Lite, Term Loan B2, 1st Lien
4.604%, VAR LIBOR+2.500%, 01/17/2024	163	164
Numericable U.S. LLC, Cov-Lite, Term Loan B, 1st Lien
5.846%, 01/31/2026	69	68
SFR Group S.A., Cov-Lite, Term Loan B, 1st Lien
4.992%, VAR LIBOR+2.750%, 07/31/2025	188	184
Unitymedia Finance LLC, Facility D Loan, 1st Lien
4.408%, VAR LIBOR+2.250%, 01/15/2026	59	59
UPC Financing Partnership, Facility AR, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	190	190

		1,180

Metals & Mining — 0.1%
Murray Energy Corporation, Superpriority Term B-2 Loan
9.492%, 10/17/2022	67	61

Oil & Gas — 0.4%
California Resources Corporation, Initial Loan, 1st Lien
6.962%, VAR LIBOR+4.750%, 12/31/2022 (B)	54	55
California Resources Corporation, Loan, 1st Lien
12.617%, VAR LIBOR+10.375%, 12/31/2021	68	75
FTS International, Inc. (fka Frac Tech International, LLC), Initial Term Loan, 1st Lien
7.172%, VAR LIBOR+4.750%, 04/16/2021	77	77
Ultra Resources, Loan, 1st Lien
5.165%, 04/12/2024	48	43

		250

SEI Institutional Managed Trust / Annual Report / September 30, 2018	103

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Personal and Non-Durable Consumer Products (Manufacturing Only) — 0.0%
Revlon Consumer Products Corporation, Initial Term B Loan, 1st Lien
5.886%, VAR LIBOR+3.500%, 09/07/2023	$—	$—
5.813%, VAR LIBOR+3.500%, 09/07/2023	5	4

		4

Personal, Food and Miscellaneous Services — 0.1%
1011778 BC ULC/New Red Finance (aka Burger King/Tim Hortons), Term B-3 Loan, 1st Lien
4.492%, VAR LIBOR+2.250%, 02/16/2024	124	124

		124

Printing & Publishing — 0.7%
A-L Parent LLC, Cov-Lite, Term Loan B, 1st Lien
5.500%, VAR LIBOR+3.250%, 12/01/2023	47	48
A-L Parent LLC, Incremental Cov-Lite, Term Loan, 1st Lien
0.000%, 12/01/2023	56	56
Houghton Mifflin Harcourt Publishers, Cov- Lite, Term Loan B, 1st Lien
5.242%, 05/28/2021	133	125
McGraw-Hill Global Education Holdings LLC, Cov-Lite, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 05/04/2022	98	95
MTL Publishing LLC, Term Loan, 1st Lien
4.415%, 08/20/2023	177	177
Multi-Color, Cov-Lite, Term Loan B, 1st Lien
4.492%, 10/31/2024	53	54

		555

Printing, Publishing and Broadcasting — 0.2%
Dex Media, Inc., Loan, 1st Lien
12.250%, VAR LIBOR+10.000%, 07/29/2021	29	29
Meredith Corporation, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 01/31/2025	131	131

		160

Professional & Business Services — 1.7%
Albany Molecular Research, Cov-Lite, Term Loan,1st Lien
5.492%, 08/30/2024	149	149
Audio Visual Services, Cov-Lite, Term Loan
5.636%, 03/03/2025	35	35

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Audio Visual Services, Term Loan, 1st Lien
5.591%, 03/03/2025	$58	$58
5.459%, 03/03/2025	36	36
Audio Visual Services, Term Loan, 2nd Lien
9.592%, 09/01/2025	52	51
BPA Laboratories, Term Loan, 2nd Lien
10.136%, 04/29/2020 (B)	44	41
Casmar Holdings Pty Ltd, Cov-Lite, Term Loan B, 1st Lien
5.500%, 12/08/2023	72	68
Checkout Holding Corp., Term B Loan
5.813%, VAR LIBOR+3.500%, 04/09/2021	114	47
Conduent, Term Loan B, 1st Lien
4.742%, VAR LIBOR+4.000%, 12/07/2023	105	106
Emerald 2 Ltd, Cov-Lite, Term Loan B1, 1st Lien
6.386%, VAR LIBOR+4.000%, 05/14/2021	36	36
Euro Garages/EG Group, Cov-Lite, Term Loan B, 1st Lien
6.267%, 02/07/2025	47	47
GW Honos Security, Cov-Lite, Term Loan, 1st Lien
5.821%, 05/24/2024	98	99
LegalZoom.com, Cov-Lite, Term Loan B, 1st Lien
6.462%, 11/21/2024	101	102
PI UK Holdco II Ltd, Cov-Lite, Term Loan, 1st Lien
5.742%, 01/03/2025	204	204
Quintiles IMS, Cov-Lite, Term Loan B2, 1st Lien
4.386%, 01/17/2025	50	51
Syniverse Holdings, Inc., Tranche C Term Loan
7.148%, VAR LIBOR+5.000%, 03/09/2023	44	44
Tempo Acquisition LLC, Cov-Lite, Term Loan B, 1st Lien
5.242%, VAR LIBOR+3.000%, 05/01/2024	54	54
Trans Union LLC, 2017 Replacement Term B-3 Loan
4.242%, VAR LIBOR+2.000%, 04/10/2023	173	173
Ultra Resources, Cov-Lite, 1st Lien
5.165%, 04/12/2024	11	9

		1,410

104	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Real Estate — 0.5%
Crown America, 1st Lien
4.163%, 04/03/2025	$53	$53
GGP/Brookfileld, Term Loan B, 1st Lien
4.742%, 08/27/2025	62	62
RE/MAX International, Cov-Lite, Term Loan B, 1st Lien
4.992%, VAR LIBOR+2.750%, 12/15/2023	252	252

		367

Retail Food & Drug — 0.0%
Albertson’s LLC, 2017-1 Term B-4 Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 08/25/2021	36	36
BJ’s Wholesale Club, Cov-Lite, Term Loan B, 1st Lien
5.148%, VAR LIBOR+3.750%, 02/03/2024	42	42

		78

Retail Stores — 0.5%
Academy, Ltd., Initial Term Loan, 1st Lien
6.104%, VAR LIBOR+4.000%, 07/01/2022	91	70
General Nutrition Centers, Inc., FILO Term Loan, 1st Lien
9.250%, VAR LIBOR+7.000%, 12/31/2022	44	45
General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien
11.000%, 03/04/2021	51	50
Petco Animal Supplies, Inc., Term Loan, 1st Lien
5.592%, VAR LIBOR+3.000%, 01/26/2023	152	123
PetSmart, Inc., Tranche B-2 Loan, 1st Lien
5.120%, VAR LIBOR+3.000%, 03/11/2022	50	43

		331

Retailing — 0.7%
Belron Finance US LLC, Cov-Lite, Term Loan B, 1st Lien
4.843%, 11/07/2024	63	63
Sally Holdings LLC, Cov-Lite, Term Loan B1, 1st Lien
0.380%, 07/05/2024 (D)	37	37

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Seminole Hard Rock Entertainment, Term Loan B, 1st Lien
5.087%, VAR LIBOR+2.750%, 05/14/2020	$480	$481

		581

Service — 0.1%
St. George’s University Scholastic Services, Delay Draw
0.000%, 07/17/2025 (E)	32	33
St. George’s University Scholastic Services, Term Loan B (2018)
5.750%, 07/17/2025	101	102

		135

Telecommunications — 2.3%
CenturyLink, Inc., Initial Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 01/31/2025	164	163
FirstLight Fiber, Term Loan, 1st Lien
0.000%, 07/23/2025(B)	68	68
Frontier Communications, Term Loan B1, 1st Lien
6.000%, VAR LIBOR+3.750%, 06/15/2024	65	64
Intelsat Jackson Holdings S.A., Term Loan B4, 1st Lien
6.730%, 01/02/2024	9	10
Intelset Jackson Holdings S.A., Tranche B-3, Term Loan, 1st Lien
5.980%, 11/27/2023	244	245
Level 3 Financing, Inc., Tranche B 2024 Term Loan
4.494%, VAR LIBOR+2.250%, 02/22/2024	270	271
Lumentum, Cov-Lite, Term Loan B, 1st Lien
0.000%, 08/08/2025 (E)	36	36
MacDonald Dettwiler, Term Loan B, 1st Lien
5.148%, 10/04/2024	129	127
MTN Infrastructure TopCo, Cov-Lite, Term Loan B, 1st Lien
5.242%, 11/15/2024	119	119
Radiate Holdco LLC, Cov-Lite, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 02/01/2024	119	118
SBA Senior Finance II LLC, Initial Term Loan, 1st Lien
4.250%, 04/11/2025	138	138
Sprint Communications, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+2.500%, 02/02/2024	230	231

SEI Institutional Managed Trust / Annual Report / September 30, 2018	105

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
WideOpenWest Finance LLC, Term Loan B, 1st Lien
5.408%, VAR LIBOR+3.250%, 08/18/2023	$304	$297

		1,887

Transportation — 0.1%
XPO Logistics, Inc., Refinancing Term Loan
4.230%, VAR LIBOR+2.000%, 02/24/2025	50	50

Utilities — 0.1%
ExGen Renewables/Exelon IV LLC, Term Loan, 1st Lien
5.320%, 11/28/2024	114	115

Utility — 0.3%
Vistra Operations Company LLC, Cov-Lite, Term Loan B2, 1st Lien
4.492%, VAR LIBOR+2.750%, 12/14/2023	112	112
Vistra Operations Company LLC, Term Loan B-3
4.242%, 12/31/2025	49	49
4.158%, 12/31/2025 (D)	135	136

		297

Total Loan Participations (Cost $23,018) ($ Thousands)		22,971

ASSET-BACKED SECURITIES — 21.1%

Automotive — 7.1%
American Credit Acceptance Receivables Trust, Ser 2018-2, Cl A
2.940%, 01/10/2022 (A)	195	195
American Credit Acceptance Receivables Trust, Ser 2018-3, Cl A
2.920%, 08/12/2021 (A)	110	110
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	74	74
Americredit Automobile Receivables Trust, Ser 2018-1, Cl A2A
2.710%, 07/19/2021	115	115
Americredit Automobile Receivables Trust, Ser 2018-2, Cl A2A
2.860%, 11/18/2021	175	175
Canadian Pacer Auto Receivables Trust, Ser 2018-1A, Cl A2A
2.700%, 08/19/2020 (A)	131	130

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust, Ser 2018-3, Cl A2A
2.880%, 10/15/2021	$240	$240
Chesapeake Funding II, Ser 2018-1A, Cl A1
3.040%, 04/15/2030 (A)	110	110
Chesapeake Funding II, Ser 2018-2A, Cl A2
2.528%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	275	275
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	33	33
CPS Auto Trust, Ser 2018-C, Cl A
2.870%, 09/15/2021 (A)	104	104
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	250	248
Drive Auto Receivables Trust, Ser 2018-3, Cl A2
2.750%, 10/15/2020	175	175
Drive Auto Receivables Trust, Ser 2018-4, Cl A3
3.040%, 11/15/2021	85	85
Enterprise Fleet Financing, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	97	96
Enterprise Fleet Financing, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	81	81
Exeter Automobile Receivables Trust, Ser 2018-3A, Cl A
2.900%, 01/18/2022 (A)	190	190
First Investors Auto Owner Trust, Ser 2017- 2A, Cl A1
1.860%, 10/15/2021 (A)	22	22
First Investors Auto Owner Trust, Ser 2018- 1A, Cl A1
2.840%, 05/16/2022 (A)	64	64
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	50	50
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	77	77
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (A)	151	151
Ford Credit Auto Lease Trust, Ser 2018-A, Cl A2A
2.710%, 12/15/2020	140	140
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl A1
1.950%, 11/15/2021	150	148
GLS Auto Receivables Trust, Ser 2017-1A, Cl A2
2.670%, 04/15/2021 (A)	88	88
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	131	130
GLS Auto Receivables Trust, Ser 2018-2A, Cl A
3.250%, 04/18/2022 (A)	238	237

106	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	$44	$44
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 10/15/2019 (A)	32	32
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A2A
1.560%, 07/15/2019 (A)	12	12
Mercedes-Benz Auto Receivables Trust, Ser 2018-1, Cl A2A
2.710%, 04/15/2021	220	220
Nissan Auto Receivables Owner Trust, Ser 2018-B, Cl A2A
2.760%, 07/15/2021	145	145
OneMain Direct Auto Receivables Trust, Ser 2018-1A, Cl A
3.430%, 12/16/2024 (A)	300	300
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (A)	300	298
Prestige Auto Receivables Trust, Ser 2018-1A, Cl A2
2.970%, 12/15/2021 (A)	125	125
Santander Drive Auto Receivables Trust, Ser 2016-1, Cl B
2.470%, 12/15/2020	39	39
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	150	149
Santander Drive Auto Receivables Trust, Ser 2018-2, Cl A2A
2.580%, 10/15/2020	245	245
Santander Drive Auto Receivables Trust, Ser 2018-3, Cl A2A
2.780%, 03/15/2021	165	165
Securitized Term Auto Receivables Trust, Ser 2017-2A, Cl A2A
1.775%, 01/27/2020 (A)	33	32
Securitized Term Auto Receivables Trust, Ser 2018-1A, Cl A2
2.807%, 12/29/2020 (A)	250	250
Skopos Auto Receivables Trust, Ser 2018-1A, Cl A
3.190%, 09/15/2021 (A)	86	86
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	41	40
United Auto Credit Securitization Trust, Ser 2018-2, Cl A
2.890%, 03/10/2021 (A)	97	97

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (A)	$10	$10
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	115	115
Westlake Automobile Receivables Trust, Ser 2018-3A, Cl A2A
2.980%, 01/18/2022 (A)	110	110

		6,057

Credit Cards — 0.8%
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	355	352
Capital One Multi-Asset Execution Trust, Ser 2016-A1, Cl A1
2.513%, VAR ICE LIBOR USD 1 Month+0.450%, 02/15/2022	300	301

		653

Other Asset-Backed Securities — 13.2%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
2.896%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	96	97
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(F)	147	143
ALM VI, Ser 2018-6A, Cl A1B3
3.548%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (A)	250	249
BABSN, Ser 2014-3RA, Cl A1
3.319%, 07/20/2029	250	249
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN8, Cl A1
3.352%, 11/28/2032 (A)	68	67
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(F)	98	97
Bayview Opportunity Master Fund Trust IIb, Ser 2018-RN5, Cl A1
3.820%, 04/28/2033 (A)	77	77
BlueMountain CLO, Ser 2018-2A, Cl A1R
3.260%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (A)	270	269
Carlyle Global Market Strategies CLO, Ser 2018-2A, Cl A1R
3.117%, VAR ICE LIBOR USD 3 Month+0.780%, 04/27/2027 (A)	250	248
Cent CLO, Ser 2017-20A, Cl AR
3.435%, VAR ICE LIBOR USD 3 Month+1.100%, 01/25/2026 (A)	287	287

SEI Institutional Managed Trust / Annual Report / September 30, 2018	107

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	$152	$151
CIFC Funding, Ser 2017-1A, Cl A1R
3.589%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	250	251
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (A)(F)	66	65
Conn Funding II, Ser 2017-B, Cl A
2.730%, 07/15/2020 (A)	13	13
DLL, Ser 2018-1, Cl A2
2.810%, 11/17/2020 (A)	250	250
Dryden 54 Senior Loan Fund, Ser 2017-54A, Cl A
3.555%, VAR ICE LIBOR USD 3 Month+1.200%, 10/19/2029 (A)	300	300
Dryden XXV Senior Loan Fund, Ser 2017-25A, Cl ARR
3.239%, VAR ICE LIBOR USD 3 Month+0.900%, 10/15/2027 (A)	250	250
Engs Commercial Finance Trust, Ser 2018- 1A, Cl A1
2.970%, 02/22/2021 (A)	75	75
KKR CLO, Ser 2018-21, Cl A
3.345%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	250	248
Magnetite VII, Ser 2018-7A, Cl A1R2
3.139%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	250	248
Magnetite VIII, Ser 2018-8A, Cl AR2
3.319%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	250	249
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (A)(F)	46	46
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (A)(F)	71	71
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/2028 (A)	137	137
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(E)	81	79
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062 (A)(E)	98	98
Mill City Mortgage Loan Trust, Ser 2018-2, Cl A1
3.500%, 05/25/2058 (A)(E)	253	251
MMAF Equipment Finance, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (A)	33	33
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (A)	27	27

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/2027 (A)(E)	$48	$47
Nationstar HECM Loan Trust, Ser 2018-1A, Cl A
2.760%, 02/25/2028 (A)(E)	61	61
Nationstar HECM Loan Trust, Ser 2018-2A, Cl A
3.188%, 07/25/2028 (A)(E)	97	97
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	100	100
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (A)	86	85
NYCTL Trust, Ser 2017-A, Cl A
1.870%, 11/10/2030 (A)	63	62
NYCTL Trust, Ser 2018-A, Cl A
3.220%, 11/10/2031 (A)	545	544
Octagon Investment Partners, Ser 2017-1A, Cl A1R
3.212%, VAR ICE LIBOR USD 3 Month+0.900%, 05/21/2027 (A)	275	275
Octagon Investment Partners, Ser 2017-1A, Cl AR
3.468%, VAR ICE LIBOR USD 3 Month+1.130%, 08/12/2026 (A)	250	250
OneMain Financial Issuance Trust, Ser 2016- 1A, Cl B
4.570%, 02/20/2029 (A)	100	101
OZLM VII, Ser 2018-7RA, Cl A1R
3.346%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	250	249
OZLM XII, Ser 2018-12A, Cl A1R
3.241%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	275	275
Palmer Square CLO, Ser 2018-3A, Cl A2
3.685%, VAR ICE LIBOR USD 3 Month+1.350%, 08/15/2026 (A)	250	250
Pretium Mortgage Credit Partners I, Ser 2018-NPL2, Cl A1
3.700%, 03/27/2033 (A)	217	216
Prosper Marketplace Issuance Trust, Ser 2017-3A, Cl A
2.360%, 11/15/2023 (A)	37	37
Prosper Marketplace Issuance Trust, Ser 2018-1A, Cl A
3.110%, 06/17/2024 (A)	64	64
PRPM, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(F)	97	96
Regional Management Issuance Trust, Ser 2018-1, Cl A
3.830%, 07/15/2027 (A)	110	110

108	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Shackleton, Ser 2018-6RA, Cl A
3.356%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	$250	$249
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.455%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	98	97
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.035%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	260	267
SLM Student Loan Trust, Ser 2008-9, Cl A
3.835%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	121	124
SLM Student Loan Trust, Ser 2011-1, Cl A1
2.736%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	136	136
Sofi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (A)	76	75
Sofi Consumer Loan Program Trust, Ser 2018-2, Cl A1
2.930%, 04/26/2027 (A)	95	95
Sofi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (A)	106	106
Sofi Consumer Loan Program, Ser 2016-2, Cl A
3.090%, 10/27/2025 (A)(G)	184	184
Sofi Consumer Loan Program, Ser 2016-3, Cl A
3.050%, 12/26/2025 (A)(G)	192	191
Sofi Consumer Loan Program, Ser 2017-1, Cl A
3.280%, 01/26/2026 (A)	193	192
Sofi Consumer Loan Program, Ser 2017-6, Cl A1
2.200%, 11/25/2026 (A)	43	43
SoFi Professional Loan Program, Ser 2014-A, Cl A1
3.816%, VAR ICE LIBOR USD 1 Month+1.600%, 06/25/2025 (A)	55	55
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	350	349
SPS Servicer Advance Receivables Trust, Ser 2016-T1, Cl AT1
2.530%,11/16/2048 (A)	151	151
Stanwich Mortgage Loan Trust, Ser 2018- NPB1, Cl A1
4.016%, 05/16/2023 (A)	228	227
Symphony CLO VIII, Ser 2014-8AR, Cl BR
3.645%, VAR ICE LIBOR USD 1 Month+1.750%, 01/09/2023 (A)	645	644

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
U.S. Residential Opportunity Fund IV Trust, Ser 2017-1III, Cl A
3.352%, 11/27/2037 (A)	$56	$55
VOLT LX, Ser 2017-NPL7, Cl A1
3.250%, 06/25/2047 (A)	45	44
VOLT LXIII, Ser 2017-NP10, Cl A1
3.000%, 10/25/2047 (A)	61	60
VOLT LXIV, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	110	109
VOLT LXX, Ser 2018-NPL6, Cl A1A
4.115%, 09/25/2048 (A)	145	145

		11,142

Total Asset-Backed Securities (Cost $17,899) ($ Thousands)		17,852

MORTGAGE-BACKED SECURITIES — 9.8%

Agency Mortgage-Backed Obligations — 1.9%
FHLMC
6.000%, 09/01/2026	35	38
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.866%, VAR ICE LIBOR USD 1 Month+1.650%,04/25/2024	126	127
FNMA
6.500%, 09/01/2026	28	31
6.000%, 11/01/2026 to 04/01/2040	223	242
5.000%, 02/01/2023 to 03/01/2025	42	43
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.089%, 10/25/2047 (A)(F)	155	153
FREMF Mortgage Trust, Ser K7, Cl B
5.686%, 04/25/2020 (A)(F)	95	98
FREMF Mortgage Trust, Ser K706, Cl C
4.172%, 11/25/2044 (A)(F)	150	150
FREMF Mortgage Trust, Ser K706, Cl P
4.428%, 11/25/2044 (A)(F)	250	249
FREMF Mortgage Trust, Ser K712, Cl B
3.473%, 05/25/2045 (A)(F)	30	30
FREMF Multifamily Aggregation Risk Transfer Trust, Ser KT01, Cl A
2.532%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	65	65
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
2.530%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	138	138
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
2.571%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	169	169

SEI Institutional Managed Trust / Annual Report / September 30, 2018	109

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
2.539%, VAR ICE LIBOR USD 1 Month+0.400%, 03/11/2020	$56	$56

		1,589

Non-Agency Mortgage-Backed Obligations — 6.5%
Angel Oak Mortgage Trust, Ser 2017-3,Cl A1
2.708%, 11/25/2047 (A)(F)	53	53
Angel Oak Mortgage Trust, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(F)	137	137
BAMLL Re-REMIC Trust, Ser FR11, Cl A705
0.893%, 09/27/2044 (A)(F)	10	10
Banc of America Mortgage Securities, Ser 2004-J, Cl 2A1
3.674%, 11/25/2034 (F)	30	30
Banc of America Mortgage Securities, Ser 2005-C, Cl 2A2
4.032%, 04/25/2035 (F)	118	112
Banc of America Mortgage Securities, Ser 2005-I, Cl 2A1
4.139%, 10/25/2035 (F)	90	87
BBCMS Mortgage Trust, Ser DELC,Cl A
3.008%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	250	250
BX Trust, Ser MCSF, Cl A
2.735%, VAR LIBOR USD 1 Month+0.577%, 04/15/2035 (A)	140	139
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(F)	134	132
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
4.514%, 09/25/2034 (F)	26	26
Citigroup Mortgage Loan Trust, Ser 2018- RP2, Cl A1
3.500%, 02/25/2058 (A)(F)	116	115
COLT Mortgage Loan Trust, Ser 2016-3, Cl A3
3.750%,12/26/2046 (A)(F)	60	61
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(F)	81	80
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(F)	67	67
COLT Mortgage Loan Trust, Ser 2018-2, Cl A1
3.470%, 07/27/2048 (A)(F)	182	181
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(F)	100	100
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(F)	37	37
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(F)	51	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(F)	$59	$59
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(F)	76	75
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1
3.479%, 04/25/2058 (A)(F)	164	163
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(F)	270	270
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
5.616%, VAR ICE LIBOR USD 1 Month+3.400%, 07/25/2023	11	11
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
6.016%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	250	267
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
3.416%, VAR ICE LIBOR USD 1 Month+1.200%, 08/25/2029	207	209
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-SPI2, Cl M1
3.820%, 05/25/2048 (A)(F)	136	136
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(F)	145	145
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
3.166%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	38	38
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
3.366%,VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	76	77
FNMA Connecticut Avenue Securities, Ser 2018-C04, Cl 2M1
2.966%, VAR ICE LIBOR USD 1 Month+0.750%, 12/25/2030	142	142
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M1
2.936%, VAR ICE LIBOR USD 1 Month+0.720%, 01/25/2031	84	84
GS Mortgage Securities Trust, Ser 500K, Cl A
2.858%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	135	135
GS Mortgage Securities, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	32	33
Impac CMB Trust, Ser 2005-1, Cl 1A1
2.736%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	124	120

110	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
2.815%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	$175	$175
LSTAR Securities Investment, Ser 2017-7, Cl A
0.039%, VAR ICE LIBOR USD 1 Month+1.750%, 10/01/2022 (A)	22	22
LSTAR Securities Investment, Ser 2017-8, Cl A
3.906%, VAR ICE LIBOR USD 1 Month+1.650%, 11/01/2022 (A)	50	50
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(F)	85	83
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(F)	72	70
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	17	17
MortgageIT Trust, Ser 2005-5, Cl A1
2.325%, VAR ICE LIBOR USD 1 Month+0.260%, 12/25/2035	317	314
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(F)	91	92
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(F)	121	121
Sequoia Mortgage Trust, Ser 2004-10, Cl A2
2.805%, VAR ICE LIBOR USD 1 Month+0.640%, 11/20/2034	72	71
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
2.765%, VAR ICE LIBOR USD 1 Month+0.600%, 12/20/2034	57	56
Sequoia Mortgage Trust, Ser 2005-2, Cl A1
2.385%, VAR ICE LIBOR USD 1 Month+0.220%, 03/20/2035	33	32
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048 (A)(F)	144	146
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(F)	161	161
Verus Securitization Trust, Ser 2018-2, Cl A1
3.677%, 06/01/2058 (A)(F)	216	216
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.399%, 03/25/2036 (F)	152	147

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
3.783%, 01/25/2035 (F)	$79	$80

		5,484

Other Asset-Backed Securities — 1.4%
Finance of America Structured Securities Trust, Ser 2017-HB1, Cl A
2.321%, 11/25/2027 (A)(F)	57	56
New Residential Mortgage Loan Trust, Ser 2018-FNT1, Cl A
3.610%, 05/25/2023 (A)	205	204
New Residential Mortgage Loan Trust, Ser 2018-FNT2, Cl A
3.790%, 07/25/2054 (A)	136	136
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(F)	77	76
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(F)	84	82
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(F)	82	81
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(F)	178	173
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(F)	297	289
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(F)	87	85

		1,182

Total Mortgage-Backed Securities (Cost $8,299) ($ Thousands)		8,255

MUNICIPAL BONDS — 0.9%

California — 0.3%
California State, RB Callable 10/01/2021 @ 100
2.889%, 04/01/2047 (H)	250	251

Florida — 0.4%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	350	349

SEI Institutional Managed Trust / Annual Report / September 30, 2018	111

SCHEDULE OF INVESTMENTS

September 30, 2018

Enhanced Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Illinois — 0.2%
State of Illinois, GO, Build America Bonds
5.363%, 02/01/2019	$120	$121

Total Municipal Bonds (Cost $721) ($ Thousands)		721

	Shares

PREFERRED STOCK — 0.1%
TE Holdcorp, 0.000% *(B)	17,950	108

Total Preferred Stock (Cost $156) ($ Thousands)		108

COMMON STOCK — 0.0%
Boart Longyear Ltd *	821,313	4
TE Holdcorp *	11,340	8

Total Common Stock (Cost $380) ($ Thousands)		12

	Number of Warrants

WARRANTS — 0.0%
Cumulus Media, Expires 12/30/2027 Strike Price $– *	730	11
Lion Holding, Expires 12/30/2027 Strike Price $– *	385	—

Total Warrants (Cost $10) ($ Thousands)		11

	Shares

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	2,513,674	2,514

(Cost $2,514) ($ Thousands)		2,514

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 5.4%
Goldman Sachs
2.210%, dated 09/28/2018, to be repurchased on 10/01/2018, repurchase price $4,600,847 (collateralized by FNMA obligation, par value $4,561,606, 4.500%, 9/1/2048; total market value $4,676,706) (I)	4,600	$4,600

Total Repurchase Agreement (Cost $4,600) ($ Thousands)		4,600

Total Investments in Securities — 100.8% (Cost $86,064) ($ Thousands)		$85,367

112	SEI Institutional Managed Trust / Annual Report / September 30, 2018

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
U.S. 10-Year Treasury Note	(8)	Dec-2018	$(960)	$(950)	$10

U.S. 2-Year Treasury Note	(13)	Dec-2018	(2,747)	(2740)	7

			$(3,707)	$(3,690)	$17

Percentages are based on Net Assets of $84,685 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $28,803 ($ Thousands), representing 34.0% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Security is in default on interest payment.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Unsettled bank loan. Interest rate not available.

(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(G)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $556 ($ Thousands) and represented 0.7% of the Net Assets of the Fund.

(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(I)	Tri-Party Repurchase Agreement.

Cl	— Class
CLO	— Collateralized Loan Obligation
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FREMF—	Freddie Mac Multi-Family
GO	— General Obligation
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
L.P.	— Limited Partnership
Ltd.	— Limited
MTN	— Medium Term Note
NCUA	— National Credit Union Association
Pty	— Proprietary
RB	— Revenue Bond
RE-REMIC	— Resecuritization Real Estate Mortgage Investment Conduit
Ser	— Series
ULC	— Unlimited Liability Company
USD	— United States Dollar
VAR	— Variable Rate

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$–	$28,323	$–	$28,323
Loan Participations	–	22,875	96	22,971
Asset-Backed Securities	–	17,852	–	17,852
Mortgage-Backed Securities	–	8,255	–	8,255
Municipal Bonds	–	721	–	721
Preferred Stock	–	–	108	108
Warrants	–	11	–	11
Common Stock	12	–	–	12
Cash Equivalent	2,514	–	–	2,514
Repurchase Agreement	–	4,600	–	4,600

Total Investments in Securities	$2,526	$82,637	$204	$85,367

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$17	$–	$–	$17

Total Other Financial Instruments	$17	$–	$–	$17

* Futures contracts are valued at the unrealized appreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliated for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$1,878	$15,972	$(15,336)	$2,514	$25

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	113

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 35.5%

Agency Mortgage-Backed Obligations — 30.4%
FHLMC
10.000%, 03/17/2026	$13	$13
7.500%, 05/01/2031 to 02/01/2038	498	536
7.000%, 05/01/2024 to 03/01/2039	226	246
6.500%, 10/01/2031 to 09/01/2039	340	376
6.000%, 03/01/2020 to 09/01/2038	790	841
5.500%, 06/01/2020 to 08/01/2037	446	470
5.000%, 10/01/2018 to 10/01/2048	7,069	7,490
4.500%, 06/01/2027 to 10/01/2048	13,876	14,370
4.000%, 04/01/2019 to 09/01/2048	44,846	45,493
3.500%, 12/01/2041 to 06/01/2048	98,481	97,220
3.000%, 03/01/2031 to 10/25/2048	49,210	47,216
FHLMC ARM
3.859%, VAR ICE LIBOR USD 12 Month+1.640%, 07/01/2048	634	640
2.801%, VAR ICE LIBOR USD 12 Month+1.640%, 01/01/2047	1,068	1,055
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	267	281
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	75	85
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	426	457
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	693	757
FHLMC CMO, Ser 2007-3281, Cl AI, IO
4.272%, VAR LIBOR USD 1 Month+6.430%, 02/15/2037	82	11

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	$131	$139
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	3	2
FHLMC CMO, Ser 2008-3451, Cl SB, IO
3.872%, VAR LIBOR USD 1 Month+6.030%, 05/15/2038	41	3
FHLMC CMO, Ser 2010-3621, Cl SB, IO
4.072%, VAR LIBOR USD 1 Month+6.230%, 01/15/2040	61	8
FHLMC CMO, Ser 2011-3804, Cl FN
2.608%, VAR LIBOR USD 1 Month+0.450%, 03/15/2039	4	4
FHLMC CMO, Ser 2011-3838, Cl QE
3.500%, 01/15/2029	61	61
FHLMC CMO, Ser 2011-3947, Cl SG, IO
3.792%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	842	117
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	623	57
FHLMC CMO, Ser 2012-4054, Cl SA, IO
3.892%, VAR LIBOR USD 1 Month+6.050%, 08/15/2039	800	84
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	849	80
FHLMC CMO, Ser 2013-4174, Cl SA, IO
4.042%, VAR LIBOR USD 1 Month+6.200%, 05/15/2039	244	21
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	382	62
FHLMC CMO, Ser 2013-4203, Cl PS, IO
4.092%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	580	76
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	229	201
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	473	44
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.581%, 02/15/2038 (B)	35	2
FHLMC CMO, Ser 2014-4335, Cl SW, IO
3.842%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	125	18
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.552%, 04/15/2041 (B)	507	24
FHLMC CMO, Ser 2016-353, Cl S1, IO
3.842%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	685	113
FHLMC CMO, Ser 2016-4576, Cl HN
3.500%, 08/15/2041	2,140	2,134
FHLMC CMO, Ser 2016- 4639, Cl HZ
2.750%, 04/15/2053	1,602	1,395
FHLMC CMO, Ser 2016- 4640, Cl LD
4.000%, 09/15/2043	3,059	3,118

114	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	$1,055	$1,011
FHLMC CMO, Ser 2017-360, Cl 300
3.000%, 11/15/2047	2,364	2,276
FHLMC CMO, Ser 2017-4700, Cl QJ
4.000%, 07/15/2044	2,467	2,517
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	1,676	1,737
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	7,616	7,352
FHLMC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	448	440
FHLMC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	2,086	2,049
FHLMC CMO, Ser 2018-4782, Cl BA
4.500%, 11/15/2044	2,660	2,746
FHLMC CMO, Ser 2018-4786, Cl DP
4.500%, 07/15/2042	1,253	1,290
FHLMC CMO, Ser 2018-4787, Cl AK
3.000%, 05/15/2048	3,338	3,180
FHLMC CMO, Ser 2018-4796, Cl AK
3.000%, 05/15/2048	4,260	4,058
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	2,557	2,440
FHLMC CMO, Ser 2048-4802, Cl A
3.000%, 06/15/2048	4,035	3,849
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.747%, 07/25/2021 (B)	1,288	48
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.668%, 10/25/2021 (B)	277	10
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.744%, 03/25/2027 (B)	4,966	216
FHLMC Multifamily Structured Pass-Through Certificates, Ser K723, Cl X1, IO
1.075%, 08/25/2023 (B)	7,599	286
FHLMC Multifamily Structured Pass-Through Certificates, Ser KBAM, Cl A
2.814%, VAR LIBOR USD 1 Month+0.700%, 09/25/2022	2,440	2,449
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
2.474%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	1,395	1,399
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A2
2.328%, 06/25/2021	170	166
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ17, Cl A2
2.982%, 11/25/2025	250	244

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KW02, Cl A1
2.896%, 04/25/2026	$915	$898
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q006, Cl APT2
2.494%, 09/25/2026 (B)	4,681	4,761
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	320	312
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
4.416%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024	374	385
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.866%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	214	216
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
4.816%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	203	207
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
5.066%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	470	486
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
6.866%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	360	414
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA3, Cl M2
3.566%, VAR ICE LIBOR USD 1 Month+1.350%, 03/25/2029	900	913
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
3.416%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	663	669
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M1
3.416%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2029	1,282	1,297
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
4.492%, 10/25/2037 (B)	135	138
FHLMC TBA
5.000%, 10/01/2033	1,200	1,260
4.500%, 11/14/2035 to 10/11/2037	11,690	12,055
4.000%, 10/14/2040	1,400	1,414
3.500%, 10/15/2041	6,165	6,068
3.000%, 10/15/2042	700	670
FNMA
7.500%, 10/01/2037 to 04/01/2039	178	205
7.000%, 09/01/2026 to 02/01/2039	890	981

SEI Institutional Managed Trust / Annual Report / September 30, 2018	115

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
6.500%, 05/01/2027 to 05/01/2040	$276	$303
6.000%, 10/01/2019 to 10/01/2040	2,500	2,735
5.500%, 02/01/2021 to 09/01/2056	1,193	1,287
5.000%, 01/01/2020 to 08/01/2056	15,378	16,354
4.500%, 04/01/2025 to 09/01/2057	73,089	75,539
4.410%, 05/01/2021	348	356
4.360%, 05/01/2021	937	962
4.350%, 04/01/2021	730	748
4.300%, 04/01/2021	230	236
4.250%, 04/01/2021	250	256
4.200%, 04/01/2021	652	666
4.135%, 11/25/2017	655	93
4.060%, 07/01/2021	967	987
4.000%, 08/01/2020 to 06/01/2057	133,084	135,029
3.850%, 10/01/2048	1,021	1,042
3.840%, 08/01/2021	2,836	2,884
3.771%, 12/01/2020	2,170	2,196
3.666%, 10/01/2020	921	930
3.619%, 12/01/2020	1,398	1,412
3.590%, 12/01/2020	431	435
3.500%, 09/01/2033 to 03/01/2057	76,696	76,104
3.490%, 02/01/2033	1,315	1,262
3.480%, 08/01/2028	2,025	2,003
3.430%, 10/01/2020	872	877
3.410%, 10/01/2030	812	793
3.340%, 07/01/2030	600	577
3.290%, 10/01/2020 to 09/01/2032	982	960
3.260%, 10/01/2030	712	690
3.240%, 06/01/2029	955	925
3.190%, 05/01/2030	1,277	1,218
3.120%, 06/01/2035	850	776
3.110%, 02/01/2028	465	449
3.080%, 04/01/2030	497	473
3.040%, 04/01/2030	497	472
3.010%, 04/01/2028	1,320	1,259
3.000%, 02/01/2032 to 04/01/2047	26,088	25,365
2.830%, 06/01/2022	1,126	1,113
2.820%, 07/01/2027	590	560
2.537%, 03/01/2023	2,593	2,533
2.510%, 08/01/2026	1,295	1,222
2.500%, 10/01/2042	833	775
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.563%, 09/25/2022 (B)	15,716	223
FNMA ACES, Ser 2014-M12, Cl FA
2.369%, VAR LIBOR USD 1 Month+0.300%, 10/25/2021	358	358
FNMA ACES, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (B)	1,770	1,785
FNMA ACES, Ser 2014-M4, Cl A2
3.346%, 03/25/2024 (B)	2,795	2,792
FNMA ACES, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (B)	440	419

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA ARM
3.751%, VAR ICE LIBOR USD 12 Month+1.620%, 07/01/2048	$1,153	$1,169
3.750%, VAR ICE LIBOR USD 12 Month+1.620%, 08/01/2048	619	628
3.730%, VAR ICE LIBOR USD 12 Month+1.620%, 08/01/2048	1,235	1,252
3.720%, VAR 12 Month Treas Avg+1.969%, 11/01/2035	174	178
3.689%, VAR 12 Month Treas Avg+1.927%, 11/01/2035	669	684
3.609%, VAR 12 Month Treas Avg+1.850%, 10/01/2035	655	667
3.583%, VAR 12 Month Treas Avg+1.809%, 10/01/2035	112	114
3.132%, VAR ICE LIBOR USD 12 Month+1.620%, 03/01/2047	1,431	1,429
2.946%, VAR ICE LIBOR USD 12 Month+1.599%, 08/01/2047	912	905
2.655%, VAR ICE LIBOR USD 12 Month+1.610%, 05/01/2046	850	841
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	554	46
FNMA CMO STRIPS, Ser 2012- 409, Cl C13, IO
3.500%, 11/25/2041	416	82
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	432	98
FNMA CMO, Ser 1998-61, Cl PL
6.000%, 11/25/2028	–	–
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	233	239
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	609	627
FNMA CMO, Ser 2005- 29, Cl ZA
5.500%, 04/25/2035	222	244
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	1,353	295
FNMA CMO, Ser 2006-112, Cl ST, IO
4.484%, VAR LIBOR USD 1 Month+6.700%, 11/25/2036	1,019	78
FNMA CMO, Ser 2008-22, Cl SI, IO
4.214%, VAR LIBOR USD 1 Month+6.430%, 03/25/2037	1,234	25
FNMA CMO, Ser 2009-103, Cl MB
4.280%, 12/25/2039 (B)	65	70
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	1,542	1,371
FNMA CMO, Ser 2010-150, Cl SK, IO
4.314%, VAR LIBOR USD 1 Month+6.530%, 01/25/2041	344	47
FNMA CMO, Ser 2011- 59, Cl NZ
5.500%, 07/25/2041	2,095	2,256

116	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011- 87, Cl SG, IO
4.334%, VAR LIBOR USD 1 Month+6.550%, 04/25/2040	$306	$35
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	328	17
FNMA CMO, Ser 2011-96, Cl SA, IO
4.334%, VAR LIBOR USD 1 Month+6.550%, 10/25/2041	1,194	165
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	453	35
FNMA CMO, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	105	9
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	474	50
FNMA CMO, Ser 2012-133, Cl CS, IO
3.934%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	369	57
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	48	51
FNMA CMO, Ser 2012-35, Cl SC, IO
4.284%, VAR LIBOR USD 1 Month+6.500%, 04/25/2042	218	35
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	293	319
FNMA CMO, Ser 2012-70, Cl YS, IO
4.434%, VAR LIBOR USD 1 Month+6.650%, 02/25/2041	82	9
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	29	26
FNMA CMO, Ser 2012-74, Cl SA, IO
4.434%, VAR LIBOR USD 1 Month+6.650%, 03/25/2042	375	42
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	58	50
FNMA CMO, Ser 2013-124, Cl SB, IO
3.734%, VAR LIBOR USD 1 Month+5.950%, 12/25/2043	574	93
FNMA CMO, Ser 2013-126, Cl CS, IO
3.934%, VAR LIBOR USD 1 Month+6.150%, 09/25/2041	497	61
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	430	392
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	6,492
FNMA CMO, Ser 2013-54, Cl BS, IO
3.934%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	233	39
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	596	61
FNMA CMO, Ser 2013- 73, Cl IB, IO
3.500%, 07/25/2028	133	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2013- 9, Cl SA, IO
3.934%, VAR LIBOR USD 1 Month+6.150%, 03/25/2042	$461	$49
FNMA CMO, Ser 2013- 9, Cl BC
6.500%, 07/25/2042	330	369
FNMA CMO, Ser 2013- 9, Cl CB
5.500%, 04/25/2042	2,530	2,720
FNMA CMO, Ser 2014-40, Cl EP
3.500%, 10/25/2042	721	722
FNMA CMO, Ser 2014- 47, Cl AI, IO
1.560%, 08/25/2044 (B)	294	15
FNMA CMO, Ser 2015-55, Cl IO, IO
1.350%, 08/25/2055 (B)	735	32
FNMA CMO, Ser 2015-56, Cl AS, IO
3.934%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	71	13
FNMA CMO, Ser 2016-60, Cl QS, IO
3.884%, VAR LIBOR USD 1 Month+6.100%, 09/25/2046	405	52
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	1,304	1,275
FNMA CMO, Ser 2017-76, Cl SB, IO
3.884%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	2,159	353
FNMA CMO, Ser 2018-12, Cl P
3.000%, 03/25/2046	1,446	1,404
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	2,373	2,357
FNMA CMO, Ser 2018-15, Cl CA
3.000%, 03/25/2048	528	517
FNMA CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	550	541
FNMA CMO, Ser 2018-38, Cl LA
3.000%, 06/25/2048	4,239	4,033
FNMA CMO, Ser 2018-4, Cl HC
2.500%, 12/25/2047	1,254	1,185
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	4,042	3,850
FNMA CMO, Ser 2018-45, Cl GA
3.000%, 06/25/2048	8,767	8,352
FNMA CMO, Ser 2018- 50, Cl BA
3.000%, 07/25/2048	8,620	8,231
FNMA CMO, Ser 2018-54, Cl KA
3.500%, 01/25/2047	2,514	2,509
FNMA CMO, Ser 2018-56, Cl CH
3.000%, 08/25/2048	1,990	1,906
FNMA CMO, Ser 2018-57, Cl PT
3.000%, 08/25/2048	1,726	1,643
FNMA CMO, Ser 2018- 59, Cl DA
3.000%, 08/25/2048	4,387	4,181
FNMA CMO, Ser 2018-63, Cl DA
3.500%, 09/25/2048	1,211	1,199

SEI Institutional Managed Trust / Annual Report / September 30, 2018	117

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	$732	$688
FNMA TBA
5.000%, 11/01/2037 to 10/01/2038	24,310	25,515
4.500%, 11/15/2034 to 10/15/2042	34,145	35,218
4.000%, 10/01/2040	68,555	69,225
3.500%, 10/16/2027 to 10/15/2042	48,905	48,528
3.000%, 10/15/2027 to 10/15/2042	22,705	21,947
FNMA, Ser 141, Cl 1
2.964%, 05/01/2027	2,192	2,119
FNMA, Ser 2014-M8, Cl X2, IO
0.502%, 06/25/2024 (B)	8,256	153
FNMA, Ser 2015-M10, Cl A2
3.092%, 04/25/2027 (B)	544	524
FNMA, Ser M10, Cl A2
3.498%, 07/25/2028 (B)	6,100	5,990
FNMA, Ser M12, Cl A1
3.546%, 02/25/2030	2,500	2,506
FNMA, Ser M15, Cl ATS2
3.196%, 11/25/2027 (B)	30	29
FNMA, Ser M2, Cl A2
2.999%, 01/25/2028 (B)	500	473
FREMF Mortgage Trust, Ser 2010-K8, Cl B
5.445%, 09/25/2043 (B)(C)	290	298
FREMF Mortgage Trust, Ser 2012-K20,Cl X2A, IO
0.200%, 05/25/2045 (C)	12,122	72
FREMF Mortgage Trust, Ser 2014-K503, Cl B
3.089%, 10/25/2047 (B)(C)	795	793
FREMF Mortgage Trust, Ser K24, Cl B
3.622%, 11/25/2045 (B)(C)	125	124
FREMF Mortgage Trust, Ser K706, Cl B
4.172%, 11/25/2044 (B)(C)	220	220
GNMA
8.000%, 11/15/2029 to 09/15/2030	48	51
7.500%, 03/15/2029 to 10/15/2037	85	98
7.000%, 09/15/2031	33	38
6.500%, 07/15/2028 to 12/15/2035	1,793	1,982
6.000%, 12/15/2028 to 10/20/2040	2,977	3,241
5.000%, 12/20/2039 to 11/20/2048	66,461	69,582
4.500%, 04/20/2041 to 11/20/2048	23,933	24,790
4.000%, 08/20/2047 to 04/20/2048	9,085	9,267
3.500%, 03/20/2046 to 01/20/2048	28,669	28,560
3.375%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 02/20/2034	229	238
3.000%, 04/15/2045 to 11/20/2047	22,639	21,947
GNMA CMO, Ser 2007-17, Cl IB, IO
4.085%, VAR LIBOR USD 1 Month+6.250%, 04/20/2037	581	62

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2007-51, Cl SG, IO
4.415%, VAR LIBOR USD 1 Month+6.580%, 08/20/2037	$79	$12
GNMA CMO, Ser 2007-78, Cl SA, IO
4.372%, VAR LIBOR USD 1 Month+6.530%, 12/16/2037	671	72
GNMA CMO, Ser 2009-66, Cl XS, IO
4.642%, VAR LIBOR USD 1 Month+6.800%, 07/16/2039	702	78
GNMA CMO, Ser 2010-31, Cl GS, IO
4.335%, VAR LIBOR USD 1 Month+6.500%, 03/20/2039	43	2
GNMA CMO, Ser 2010-4, Cl NS, IO
4.232%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	5,292	790
GNMA CMO, Ser 2010-85, Cl HS, IO
4.485%, VAR LIBOR USD 1 Month+6.650%, 01/20/2040	61	5
GNMA CMO, Ser 2010-H11, Cl FA
3.073%, VAR ICE LIBOR USD 1 Month+1.000%, 06/20/2060	480	488
GNMA CMO, Ser 2010-H27, Cl FA
2.460%, VAR ICE LIBOR USD 1 Month+0.380%, 12/20/2060	1,272	1,271
GNMA CMO, Ser 2010-H28, Cl FE
2.480%, VAR ICE LIBOR USD 1 Month+0.400%, 12/20/2060	637	637
GNMA CMO, Ser 2011-H08, Cl FD
2.580%, VAR ICE LIBOR USD 1 Month+0.500%, 02/20/2061	318	318
GNMA CMO, Ser 2011-H08, Cl FG
2.560%, VAR ICE LIBOR USD 1 Month+0.480%, 03/20/2061	745	747
GNMA CMO, Ser 2011-H09, Cl AF
2.580%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	535	537
GNMA CMO, Ser 2012-141, Cl WA
4.531%, 11/16/2041 (B)	400	418
GNMA CMO, Ser 2012-34, Cl SA, IO
3.885%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	590	77
GNMA CMO, Ser 2012-43, Cl SN, IO
4.442%, VAR LIBOR USD 1 Month+6.600%, 04/16/2042	108	20
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	491	40
GNMA CMO, Ser 2012-98, Cl SA, IO
3.942%, VAR LIBOR USD 1 Month+6.100%, 08/16/2042	280	41
GNMA CMO, Ser 2012-H25, Cl FA
2.780%, VAR ICE LIBOR USD 1 Month+0.700%, 12/20/2061	340	341

118	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.751%, VAR ICE LIBOR USD 1 Month+0.000%, 10/20/2062	$1,657	$89
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	308	47
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	509	93
GNMA CMO, Ser 2014-117, Cl SJ, IO
3.435%, VAR LIBOR USD 1 Month+5.600%, 08/20/2044	181	21
GNMA CMO, Ser 2014-5, Cl SP, IO
3.992%, VAR LIBOR USD 1 Month+6.150%, 06/16/2043	401	42
GNMA CMO, Ser 2014-H10, Cl TA
2.680%, VAR ICE LIBOR USD 1 Month+0.600%, 04/20/2064	623	628
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	192	38
GNMA CMO, Ser 2015-H10, Cl FC
2.560%, VAR ICE LIBOR USD 1 Month+0.480%, 04/20/2065	395	396
GNMA CMO, Ser 2015-H18, Cl FA
2.530%, VAR ICE LIBOR USD 1 Month+0.450%, 06/20/2065	287	287
GNMA CMO, Ser 2015-H20, Cl FA
2.550%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	285	286
GNMA CMO, Ser 2016-135, Cl SB, IO
3.942%, VAR LIBOR USD 1 Month+6.100%, 10/16/2046	340	79
GNMA CMO, Ser 2017-167,Cl BQ
2.500%, 08/20/2044	1,919	1,837
GNMA CMO, Ser 2017-H15, Cl KI, IO
2.219%, VAR ICE LIBOR USD 12 Month+0.000%, 07/20/2067	896	128
GNMA CMO, Ser 2017-H18, Cl BI, IO
2.195%, VAR ICE LIBOR USD 12 Month+0.000%, 09/20/2067	5,710	530
GNMA CMO, Ser 2017-H20, Cl IB, IO
2.103%, VAR ICE LIBOR USD 12 Month+0.000%, 10/20/2067	401	48
GNMA CMO, Ser 2017-H22, Cl IC, IO
2.637%, VAR ICE LIBOR USD 12 Month+0.000%, 11/20/2067	189	23
GNMA CMO, Ser 2018-H06, Cl PF
2.380%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	664	662
GNMA CMO, Ser 2018-H07, Cl FD
2.380%, VAR ICE LIBOR USD 1 Month+0.300%, 05/20/2068	1,166	1,163
GNMA TBA
5.000%, 10/01/2033 to 11/01/2039	17,895	18,681
4.500%, 10/15/2039 to 11/15/2039	43,970	45,437

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.000%, 10/01/2039	$16,350	$16,628
3.500%, 10/15/2041	3,785	3,763
3.000%, 10/01/2042	5,400	5,230
GNMA, Ser 2012-112, Cl IO, IO
0.278%, 02/16/2053 (B)	967	19
GNMA, Ser 2012-152, Cl IO, IO
0.781%, 01/16/2054 (B)	7,781	391
GNMA, Ser 2012-27, Cl IO, IO
0.962%, 04/16/2053 (B)	1,366	41
GNMA, Ser 2013-145, Cl IO, IO
1.068%, 09/16/2044 (B)	1,163	57
GNMA, Ser 2013-96, Cl IO, IO
0.523%, 10/16/2054 (B)	1,909	54
GNMA, Ser 2014-47, Cl IA, IO
0.301%, 02/16/2048 (B)	272	6
GNMA, Ser 2014-50, Cl IO, IO
0.844%, 09/16/2055 (B)	705	37
GNMA, Ser 2014-92, Cl IX, IO
0.654%, 05/16/2054 (B)	6,337	191
GNMA, Ser 2015-5, Cl IK, IO
0.673%, 11/16/2054 (B)	6,251	255
GNMA, Ser 98, Cl A
3.000%, 10/16/2050	239	232
GNMA, Ser 99, Cl A
3.200%, 01/16/2052	169	166

		1,215,526

Non-Agency Mortgage-Backed Obligations — 5.1%
1211 Avenue of the Americas Trust, Ser 2015-1211, Cl A1A2
3.901%, 08/10/2035 (C)	805	814
A10 Term Asset Financing, Ser 1A, Cl A1FX
2.340%, 03/15/2036 (C)	184	183
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
3.275%, 02/25/2035 (B)	594	577
Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
2.356%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	1,668	1,549
Alternative Loan Trust, Ser 2006-18CB, Cl A6
19.737%, VAR ICE LIBOR USD 1 Month+28.600%, 07/25/2036	260	346
Alternative Loan Trust, Ser 2006-OA11, Cl A4
2.406%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/2046	1	1
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
2.406%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2046	1,330	1,181

SEI Institutional Managed Trust / Annual Report / September 30, 2018	119

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
4.531%, VAR ICE LIBOR USD 6 Month+2.000%, 02/25/2045	$327	$332
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
4.516%, VAR ICE LIBOR USD 6 Month+2.000%, 06/25/2045	2,287	2,346
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
4.284%, VAR ICE LIBOR USD 6 Month+1.750%, 11/25/2045	1,346	1,049
AOA Mortgage Trust, Ser 2015-1177, Cl A
2.957%, 12/13/2029 (C)	930	915
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.091%, 08/10/2038 (B)(C)	1,790	1,833
BAMLL Re-REMIC Trust, Ser 2016-GG10, Cl AJA
5.977%, 08/10/2045 (B)(C)	1,812	1,335
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
3.883%, 12/20/2034 (B)	19	19
Banc of America Funding Trust, Ser 2006-G, Cl 2A4
2.455%, VAR ICE LIBOR USD 1 Month+0.290%, 07/20/2036	902	900
BANK, Ser 2017-BNK5, Cl A3
3.020%, 06/15/2060	500	479
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (C)	600	589
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	150	147
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)(C)	60	61
BCAP Trust, Ser 2015-RR2, Cl 21A1
2.465%, 03/28/2037 (B)(C)	946	896
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.831%, 05/25/2034 (B)	13	13
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.376%, 05/25/2034 (B)	78	73
Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
2.765%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2035	92	92
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
2.856%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2034	58	58
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
3.996%, 10/25/2033 (B)	377	381

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (B)	$1,120	$1,120
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
5.434%, VAR ICE LIBOR USD 1 Month+7.650%, 11/25/2035	3,692	878
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.516%, 06/11/2041 (B)(C)	22	–
Bear Stearns Mortgage Funding Trust, Ser 2007-AR3, Cl 1A1
2.356%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	5,242	5,064
Benchmark Mortgage Trust, Ser 2018-B1, Cl ASB
3.602%, 01/15/2051 (B)	349	347
Benchmark Mortgage Trust, Ser 2018-B6, Cl A4
4.261%, 11/10/2051	938	972
BSPRT Issuer, Ser 2018-FL4, Cl A
3.333%, VAR LIBOR USD 1 Month+1.050%, 09/15/2035 (C)	975	975
BX Trust, Ser 2017-APPL, Cl A
3.038%, VAR LIBOR USD 1 Month+0.880%, 07/15/2034 (C)	534	534
BX Trust, Ser 2017-IMC, Cl A
3.208%, VAR LIBOR USD 1 Month+1.050%, 10/15/2032 (C)	920	921
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl AJ
5.398%, 12/11/2049 (B)	6	4
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl A1
1.443%, 08/10/2049	244	237
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 08/10/2049	1,054	1,005
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	310	307
CD Commercial Mortgage Trust, Ser 2017-CD4, Cl ASB
3.317%, 05/10/2050	474	466
CD Commercial Mortgage Trust, Ser 2017-CD5, Cl XA, IO
1.053%, 08/15/2050 (B)	8,702	499
CD Commercial Mortgage Trust, Ser 2017-CD6, Cl ASB
3.332%, 11/13/2050	1,156	1,134
CD Commerical Mortgage Trust, Ser CD7, Cl A4
4.279%, 08/15/2051	564	585

120	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	$372	$367
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	615	599
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	605	585
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A3
3.839%, 12/10/2054	467	467
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A2
3.585%, 12/10/2054	622	612
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	371	363
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	494	485
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	316	309
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (C)	660	655
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
4.467%, 02/25/2037 (B)	26	26
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.978%, 02/25/2037 (B)	17	17
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
4.257%, 07/25/2037 (B)	32	32
CHT Mortgage Trust, Ser 2017-CSMO, Cl A
3.088%, VAR LIBOR USD 1 Month+0.930%, 11/15/2036 (C)	790	791
Citigroup Commercial Mortgage Trust, Ser 2013-375P,Cl A
3.251%, 05/10/2035 (C)	1,205	1,192
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl E
4.666%, 03/10/2047 (B)(C)	780	654
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl AS
3.457%, 04/10/2048	289	282
Citigroup Commercial Mortgage Trust, Ser 2015-GC33, Cl A4
3.778%, 09/10/2058	30	30

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2015-P1, Cl AAB
3.470%, 09/15/2048	$450	$448
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AS
4.032%, 12/10/2049 (B)	1,030	1,033
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
4.649%, 09/25/2033 (B)	19	20
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046 (B)(C)	411	–
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.749%, 12/11/2049 (B)(C)	37	–
CityLine Commercial Mortgage Trust, Ser 2016-CLNE, Cl A
2.871%, 11/10/2031 (B)(C)	720	694
Cold Storage Trust, Ser 2017-ICE3, Cl A
3.158%, VAR LIBOR USD 1 Month+1.000%, 04/15/2036 (C)	1,050	1,053
Cold Storage Trust, Ser 2017-ICE3, Cl B
3.408%, VAR LIBOR USD 1 Month+1.250%, 04/15/2036 (C)	1,740	1,747
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.867%, 07/10/2046 (B)(C)	13,060	187
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	117	115
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	79	79
COMM Mortgage Trust, Ser 2013-300P,Cl A1
4.353%, 08/10/2030 (C)	835	865
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	25	24
COMM Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 08/10/2050	39	38
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	502	515
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	120	123
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.252%, 10/10/2046 (B)	70	70
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	130	133
COMM Mortgage Trust, Ser 2013-CR13, Cl XA, IO
1.022%, 11/10/2046 (B)	3,777	108
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (C)	299	292
COMM Mortgage Trust, Ser 2014-CR18, Cl XA, IO
1.308%, 07/15/2047 (B)	3,467	134

SEI Institutional Managed Trust / Annual Report / September 30, 2018	121

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	$373	$379
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.495%, 03/10/2047 (B)	2,144	99
COMM Mortgage Trust, Ser 2014-UBS4, Cl AM
3.968%, 08/10/2047	661	656
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	294	295
COMM Mortgage Trust, Ser 2014-UBS6, Cl A5
3.644%, 12/10/2047	903	903
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	696	683
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.327%, 02/10/2048 (B)	6,173	357
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	960	943
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	480	465
COMM Mortgage Trust, Ser 2016-GCT, Cl A
2.681%, 08/10/2029 (C)	370	361
COMM Mortgage Trust, Ser 2016-SAVA, Cl C
5.158%, VAR LIBOR USD 1 Month+3.000%, 10/15/2034 (C)	130	130
COMM Mortgage Trust, Ser 2016-SAVA, Cl A
3.878%, VAR LIBOR USD 1 Month+1.720%, 10/15/2034 (C)	896	896
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (C)	410	399
COMM Mortgage Trust, Ser 2018-COR3, Cl A3
4.228%, 05/10/2051	490	504
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	494	484
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	573
Commercial Mortgage Pass-Through Certificates, Ser CR14, Cl B
4.717%, 02/10/2047 (B)	850	886
Core Industrial Trust, Ser 2015-CALW, Cl A
3.040%, 02/10/2034 (C)	1,119	1,108
Core Industrial Trust, Ser 2015-TEXW, Cl E
3.977%, 02/10/2034 (B)(C)	630	621
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl AJ
6.600%, 06/15/2038 (B)	43	22
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.373%, 12/15/2039	320	230

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust, Ser 2007-C5, Cl AM
5.869%, 09/15/2040 (B)		$106	$103
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033		50	50
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033		52	55
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
4.502%, 10/25/2033 (B)		970	968
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A1
3.238%, 03/12/2020	GBP	1,075	1,367
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A2
4.504%, 03/12/2020		378	480
Credit Suisse Mortgage Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/2049 (B)		$1,228	1,222
CSAIL Commercial Mortgage Trust, Ser 2014-C3, Cl A4
3.718%, 08/15/2048		651	651
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048		490	483
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048		1,046	1,050
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl ASB
3.533%, 11/15/2048		202	202
CSMC OA, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (C)		590	528
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)		250	249
CSMC Trust, Ser 2017-CHOP, Cl G
7.778%, VAR LIBOR USD 1 Month+5.620%, 07/15/2032 (C)		1,000	997
CSMC Trust, Ser 2017-PFHP, Cl A
3.108%, VAR LIBOR USD 1 Month+0.950%, 12/15/2030 (C)		1,190	1,190
CSMC Trust, Ser 2017-RPL3, Cl A1
4.000%, 08/01/2057 (B)(C)		1,204	1,189
CSMC, Ser 2009-2R, Cl 1A16
4.428%, 09/26/2034 (B)(C)		514	517
CSMC, Ser 2009-2R, Cl 1A14
4.428%, 09/26/2034 (B)(C)		503	508
CSMC, Ser 2010-3R, Cl 2A3
4.500%, 12/26/2036 (B)(C)		770	784

122	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSMC, Ser 2014-11R, Cl 9A2
2.205%, VAR ICE LIBOR USD 1 Month+0.140%, 10/27/2036 (C)	$2,620	$2,073
CSMC, Ser 2014-7R, Cl 8A1
3.743%, 07/27/2037 (B)(C)	423	421
CSMC, Ser 2015-4R, Cl 3A1
2.375%, VAR ICE LIBOR USD 1 Month+0.310%, 10/27/2036 (C)	231	205
CSMC, Ser 2015-5R, Cl 1A1
2.667%, 09/27/2046 (B)(C)	577	565
CSMC, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (B)(C)	8,992	8,768
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	281	273
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	100	103
Downey Savings & Loan Association Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
2.968%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	739	696
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (B)(C)	874	850
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (B)(C)	3,751	3,644
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
5.216%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	4,350	4,664
GRACE Mortgage Trust, Ser 2014-GRCE, Cl A
3.369%, 06/10/2028 (C)	1,750	1,751
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	98	97
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (C)	1,310	1,299
GS Mortgage Securities II, Ser GC30, Cl B
4.148%, 05/10/2050 (B)	480	475
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	261	224
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
1.089%, 11/10/2039 (B)(C)	307	2
GS Mortgage Securities Trust, Ser 2007-GG10, Cl AM
5.977%, 08/10/2045 (B)	155	157
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A3
3.482%, 01/10/2045	435	437

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	$85	$85
GS Mortgage Securities Trust, Ser 2012-SHOP, Cl A
2.933%, 06/05/2031 (C)	585	585
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A2
3.033%, 11/10/2046	121	121
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (B)	270	285
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	425	430
GS Mortgage Securities Trust, Ser 2014-GC26, Cl B
4.215%, 11/10/2047 (B)	680	672
GS Mortgage Securities Trust, Ser 2015-GC34, Cl A4
3.506%, 10/10/2048	589	583
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	619	599
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	413	388
GS Mortgage Securities Trust, Ser 2018-SRP5
3.281%, 06/09/2021	2,900	2,901
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (B)(C)	19	18
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
4.255%, 10/25/2033 (B)	267	274
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	23	23
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 3A5
4.037%, 07/25/2035 (B)	2,236	2,142
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	10	10
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
3.713%, 05/19/2034 (B)	1,143	1,171
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
2.415%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	29	28
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	2,097	2,203

SEI Institutional Managed Trust / Annual Report / September 30, 2018	123

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	$262	$261
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (B)	130	135
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C18, Cl A2
2.879%, 02/15/2047	227	227
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.710%, 09/15/2047 (B)	120	116
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	541	543
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	437	435
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A4
3.227%, 10/15/2048	725	706
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	2,581	2,478
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	187	185
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl ASB
4.145%, 06/15/2051	575	590
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.388%, 06/12/2043 (B)	1,069	1
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
2.313%, VAR LIBOR USD 1 Month+0.155%, 05/15/2047	35	35
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB18, Cl AJ
5.502%, 06/12/2047 (B)	1,235	1,013
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AJ
6.012%, 02/12/2049 (B)	227	167
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AJ
6.100%, 02/15/2051 (B)	4	4
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (C)	1,133	1,152
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl B
5.586%, 08/15/2046 (B)(C)	296	308

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CBX, Cl A4
3.483%, 06/15/2045	$785	$786
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-HSBC, Cl A
3.093%, 07/05/2032 (C)	720	714
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	343	342
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A2
2.872%, 07/15/2047	416	416
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.724%, 07/15/2047 (B)	380	379
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	576	582
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 08/15/2049	600	577
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	561	550
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/2050	1,373	1,365
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	529	518
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl A
3.735%, 01/05/2031 (C)	260	262
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.978%, 11/25/2033 (B)	43	44
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
4.484%, 08/25/2034 (B)	89	90
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
3.077%, 05/25/2045 (B)(C)	216	215
JPMorgan Mortgage Trust, Ser 2016-5, Cl A1
2.635%, 12/25/2046 (B)(C)	1,515	1,491
JPMorgan Mortgage Trust, Ser 2017-5, Cl A1
3.172%, 10/26/2048 (B)(C)	3,717	3,680
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (B)(C)	4,656	4,529
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (B)(C)	1,836	1,796
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (B)(C)	6,134	6,000

124	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.393%, 02/15/2041 (B)(C)	$324	$–
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (C)	1,160	1,146
Lone Star Portfolio Trust, Ser 2015-LSP, Cl E
8.008%, VAR LIBOR USD 1 Month+5.600%, 09/15/2028 (C)	589	592
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (B)(C)	1,244	1,231
Madison Avenue Trust, Ser 2013-650M, Cl A
3.843%, 10/12/2032 (C)	245	247
Master Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (A)(C)	6	5
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,465	1,378
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
4.388%, 07/25/2033 (B)	19	19
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
3.875%, 02/25/2034 (B)	43	44
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.805%, 12/12/2049 (B)(C)	49	–
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048 (B)(C)	31	24
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (B)	236	184
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (B)	597	458
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	390
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	79
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	852	848
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	155	155
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl A4
3.544%, 01/15/2049	317	314

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AJ
5.399%, 12/15/2043	$330	$251
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl X, IO
0.529%, 02/12/2044 (B)(C)	99	–
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.358%, 12/12/2049 (B)	770	583
Morgan Stanley Capital I Trust, Ser 2013-WLSR, Cl A
2.695%, 01/11/2032 (C)	460	456
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl A
3.350%, 07/13/2029 (C)	590	590
Morgan Stanley Capital I Trust, Ser 2014-MP, Cl A
3.469%, 08/11/2033 (C)	440	443
Morgan Stanley Capital I Trust, Ser 2015-420, Cl A
3.727%, 10/12/2050 (C)	440	436
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
1.230%, 11/15/2049 (B)	3,447	210
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl A1
1.445%, 08/15/2049	632	619
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl ASB
2.606%, 08/15/2049	468	445
Morgan Stanley Capital I Trust, Ser 2016-UBS9, Cl A1
1.711%, 03/15/2049	368	361
Morgan Stanley Capital I Trust, Ser 2017-ASHF, Cl A
3.008%, VAR LIBOR USD 1 Month+0.850%, 11/15/2034 (C)	40	40
Morgan Stanley Capital I, Ser 2018-H3, Cl A5
4.177%, 07/15/2051	942	965
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (B)(C)	250	241
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (C)	255	253
NCUA Guaranteed Notes Trust CMO, Ser 2010-R3, Cl 3A
2.400%, 12/08/2020	126	126
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057 (B)(C)	1,583	1,588
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (B)(C)	1,027	1,031

SEI Institutional Managed Trust / Annual Report / September 30, 2018	125

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	$111	$114
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	91	94
OBP Depositor Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/2045 (C)	620	632
One Market Plaza Trust, Ser 2017-1MKT, Cl A
3.614%, 02/10/2032 (C)	1,360	1,352
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (A)	6	5
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	22	23
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,189	1,001
Radnor RE, Ser 2018-1, Cl M2
4.916%, VAR ICE LIBOR USD 1 Month+2.700%, 03/25/2028 (C)	7,270	7,351
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	251	261
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/13/2032 (B)(C)	920	929
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
4.176%, 12/25/2034 (B)	436	438
Rosslyn Portfolio Trust, Ser 2017-R17, Cl A
3.108%, VAR LIBOR USD 1 Month+0.950%, 06/15/2033 (C)	330	330
Seasoned Credit Risk Transfer Trust, Ser 2016-1, Cl M2
3.750%, 09/25/2055 (B)(C)	2,960	2,656
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (B)(C)	390	370
Silverstone Master Issuer, Ser 2018-1A, Cl 1A
2.725%, VAR ICE LIBOR USD 3 Month+0.390%, 01/21/2070 (C)	320	320
Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1
2.406%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/2047	5,846	5,627
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
4.485%, 07/25/2033 (B)	89	89
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-37A, Cl 2A
4.195%, 12/25/2033 (B)	22	23
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033	88	90

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2005-17, Cl 5A1
5.500%, 10/25/2035		$613	$486
Towd Point Mortgage Funding, Ser 2016-V1A, Cl A1
2.005%,VAR ICE LIBOR GBP 3 Month+1.200%, 02/20/2054 (C)	GBP	614	806
UBS Commercial Mortgage Trust, Ser 2017-C7, Cl A4
3.679%, 12/15/2050		$367	361
UBS Commercial Mortgage Trust, Ser 2018-C10, Cl A4
4.313%, 05/15/2051		425	439
UBS Commercial Mortgage Trust, Ser 2018-C13, Cl A4
4.334%, 10/15/2051		593	613
UBS Commercial Mortgage Trust, Ser 2018-C9, Cl A4
4.117%, 03/15/2051		925	941
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063		752	753
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.631%, 12/10/2045 (B)(C)		670	597
VNDO Mortgage Trust, Ser 2012-6AVE, Cl C
3.448%, 11/15/2030 (B)(C)		200	196
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)		1,210	1,191
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)		1,335	1,346
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
3.848%, 10/25/2033 (B)		61	62
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
4.120%, 08/25/2033 (B)		30	30
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.331%, 09/25/2033 (B)		54	55
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
11.369%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033		7	8
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033		124	126
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.949%, 06/25/2034 (B)		38	39
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034		115	123

126	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
2.996%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2045	$490	$519
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
2.476%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	5,290	5,322
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA1, Cl A1A
2.545%, VAR 12 Month Treas Avg+0.700%, 02/25/2047	2,121	2,019
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
2.545%,VAR 12 Month Treas Avg+0.700%, 01/25/2047	1,311	1,079
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/14/2022 (B)(C)	579	574
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	1,400	1,399
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.423%, 07/15/2046 (B)	20	20
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2047	570	563
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA, IO
1.485%, 11/15/2059 (B)	5,625	436
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl A4
3.065%, 11/15/2059	530	502
Wells Fargo Commercial Mortgage Trust, Ser 2016-C37, Cl A5
3.794%, 12/15/2049	550	549
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC24, Cl A4
2.942%, 10/15/2049	750	706
Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR7, Cl B1
4.352%, 05/25/2035 (B)	2,325	2,333
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
4.371%, 12/25/2034 (B)	37	38
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
4.417%, 06/25/2034 (B)	463	472
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
4.121%, 07/25/2034 (B)	63	64

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
4.108%, 06/25/2035 (B)	$43	$44
Wells Fargo Mortgage-Backed Securities Trust, Ser 2015-5R, Cl 2A1
4.109%, 03/26/2035 (B)(C)	340	352
WFCG Commercial Mortgage Trust, Ser 2015-BXRP,Cl B
3.630%, VAR LIBOR USD 1 Month+1.472%, 11/15/2029 (C)	422	423
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl XA, IO
1.520%, 03/15/2044 (B)(C)	5,849	164
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A3
4.394%, 06/15/2044 (C)	220	220
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.568%, 06/15/2045 (B)(C)	649	25
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.341%, 05/15/2045 (B)(C)	909	41
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (B)	110	113
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl XA, IO
1.205%, 01/15/2024	2,877	114
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (B)	300	298

		205,880

Total Mortgage-Backed Securities (Cost $1,459,690) ($ Thousands)		1,421,406

CORPORATE OBLIGATIONS — 30.4%

Communication Services — 2.0%
21st Century Fox America
6.900%, 08/15/2039	10	14
6.750%, 01/09/2038	20	26
6.650%, 11/15/2037	235	311
6.200%, 12/15/2034	65	80
6.150%, 03/01/2037	1,120	1,392
6.150%, 02/15/2041	15	19
4.950%, 10/15/2045	430	477
America Movil
5.000%, 10/16/2019	1,050	1,071
5.000%, 03/30/2020	750	768
AT&T
6.000%, 08/15/2040	1,770	1,895

SEI Institutional Managed Trust / Annual Report / September 30, 2018	127

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.800%, 02/15/2019	$210	$212
5.450%, 03/01/2047	1,222	1,221
5.250%, 03/01/2037	3,053	3,043
5.150%, 03/15/2042	25	24
5.150%, 02/15/2050 (C)	810	768
4.800%, 06/15/2044	2,870	2,647
4.750%, 05/15/2046	1,880	1,718
4.500%, 03/09/2048	1,162	1,014
4.350%, 06/15/2045 (D)	1,225	1,055
4.300%, 02/15/2030 (C)	770	740
3.950%, 01/15/2025	670	660
3.875%, 08/15/2021	70	71
3.400%, 05/15/2025	3,873	3,687
3.000%, 06/30/2022 (D)	180	176
Bharti Airtel
4.375%, 06/10/2025 (C)(D)	740	685
CBS
3.700%, 06/01/2028 (C)	300	282
3.375%, 02/15/2028	700	641
CCO Holdings
5.250%, 09/30/2022	50	51
Charter Communications Operating
6.834%, 10/23/2055	70	77
6.484%, 10/23/2045	660	710
6.384%, 10/23/2035	850	914
5.750%, 04/01/2048 (D)	1,175	1,176
5.375%, 04/01/2038	825	802
5.375%, 05/01/2047 (D)	497	471
4.908%, 07/23/2025	1,360	1,381
4.500%, 02/01/2024	1,500	1,509
4.464%, 07/23/2022	450	458
4.200%, 03/15/2028 (D)	1,552	1,485
3.750%, 02/15/2028 (D)	2,167	1,995
3.579%, 07/23/2020	400	400
Comcast
7.050%, 03/15/2033	90	112
6.500%, 11/15/2035	480	579
4.400%, 08/15/2035	1,770	1,737
4.200%, 08/15/2034	220	212
3.999%, 11/01/2049 (D)	199	177
3.969%, 11/01/2047 (D)	78	70
3.900%, 03/01/2038 (D)	540	495
2.350%, 01/15/2027	1,205	1,060
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	219
Comcast Cable Holdings
10.125%, 04/15/2022	45	55
Discovery Communications
6.350%, 06/01/2040	940	1,033
DISH DBS
5.875%, 11/15/2024 (D)	700	627

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NBCUniversal Enterprise
1.974%, 04/15/2019 (C)	$200	$199
NBCUniversal Media
5.950%, 04/01/2041	470	540
4.375%, 04/01/2021	270	276
Sprint
7.875%, 09/15/2023	340	367
7.625%, 02/15/2025	20	21
7.250%, 09/15/2021	40	42
Sprint Capital
8.750%, 03/15/2032	190	214
Sprint Spectrum
4.738%, 03/20/2025 (C)(D)	4,010	4,008
3.360%, 09/20/2021 (C)(D)	3,840	3,826
Telecom Italia
5.303%, 05/30/2024 (C)(D)	400	389
Telefonica Emisiones SAU
5.877%, 07/15/2019	90	92
5.462%, 02/16/2021	23	24
5.213%, 03/08/2047 (D)	630	616
5.134%, 04/27/2020	662	680
4.103%, 03/08/2027	630	606
UPCB Finance IV
5.375%, 01/15/2025 (C)	400	400
Verizon Communications
5.500%, 03/16/2047 (D)	590	646
5.250%, 03/16/2037	1,930	2,058
4.862%, 08/21/2046 (D)	1,265	1,262
4.672%, 03/15/2055	560	526
4.522%, 09/15/2048	1,245	1,184
4.500%, 08/10/2033	1,225	1,215
4.400%, 11/01/2034	2,722	2,654
4.329%, 09/21/2028 (D)	2,258	2,270
4.272%, 01/15/2036	1,940	1,849
4.150%, 03/15/2024	444	452
4.125%, 03/16/2027	60	60
4.125%, 08/15/2046	1,429	1,282
3.850%, 11/01/2042	880	761
3.500%, 11/01/2024	820	809
3.376%, 02/15/2025	218	212
2.625%, 08/15/2026 (D)	1,000	907
Viacom
4.250%, 09/01/2023	130	131
3.875%, 04/01/2024 (D)	130	128
Vodafone Group
5.250%, 05/30/2048 (D)	2,140	2,149
4.375%, 05/30/2028	3,155	3,108
3.750%, 01/16/2024	1,570	1,552
Walt Disney MTN
4.125%, 06/01/2044 (D)	622	618

		80,635

128	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Consumer Discretionary — 1.7%
1011778 BC ULC / New Red Finance
5.000%, 10/15/2025 (C)(D)	$180	$172
Altice France
7.375%, 05/01/2026 (C)	820	820
Amazon.com
5.200%, 12/03/2025	570	626
4.950%, 12/05/2044	500	559
4.050%, 08/22/2047	380	374
3.875%, 08/22/2037	300	294
3.150%, 08/22/2027 (D)	1,680	1,610
2.800%, 08/22/2024 (D)	905	873
AutoZone
3.750%, 06/01/2027	945	913
BMW US Capital
3.450%, 04/12/2023 (C)	700	694
3.100%, 04/12/2021 (C)	780	775
2.150%, 04/06/2020 (C)	1,190	1,172
1.850%, 09/15/2021 (C)(D)	100	95
CCO Holdings
5.125%, 05/01/2027 (C)	740	701
5.000%, 02/01/2028 (C)	280	263
Cox Communications
3.250%, 12/15/2022 (C)	540	525
Daimler Finance North America
3.350%, 05/04/2021 (C)	1,415	1,409
2.300%, 01/06/2020 (C)	1,520	1,505
DISH DBS
7.750%, 07/01/2026	130	123
Dollar General
4.125%, 05/01/2028	1,100	1,085
ERAC USA Finance
4.500%, 02/15/2045 (C)	210	198
Fiat Chrysler Automobiles
4.500%, 04/15/2020	200	201
Ford Motor
5.291%, 12/08/2046 (D)	1,497	1,333
4.750%, 01/15/2043 (D)	210	175
Ford Motor Credit
8.125%, 01/15/2020	1,450	1,532
5.875%, 08/02/2021	580	607
4.140%, 02/15/2023	340	334
3.815%, 11/02/2027 (D)	1,401	1,252
3.813%, 10/12/2021	1,160	1,152
3.810%, 01/09/2024	695	663
3.339%, 03/28/2022	1,035	1,000
2.597%, 11/04/2019	1,475	1,463
2.551%, 10/05/2018	750	750
2.375%, 03/12/2019	200	199
2.343%, 11/02/2020	1,020	991
General Motors
6.600%, 04/01/2036	670	714

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.250%, 10/02/2043	$260	$267
5.950%, 04/01/2049	531	528
5.150%, 04/01/2038	854	794
4.875%, 10/02/2023 (D)	1,995	2,043
3.500%, 10/02/2018	1,000	1,000
3.143%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	1,000	1,003
General Motors Financial
4.375%, 09/25/2021	180	183
4.350%, 01/17/2027	110	105
4.250%, 05/15/2023	110	110
4.150%, 06/19/2023	445	443
3.450%, 04/10/2022	120	118
3.200%, 07/13/2020	118	118
2.450%, 11/06/2020	210	206
2.400%, 05/09/2019	530	529
Hanesbrands
4.875%, 05/15/2026 (C)(D)	210	201
4.625%, 05/15/2024 (C)(D)	30	29
Hilton Domestic Operating
5.125%, 05/01/2026 (C)	100	100
Hilton Worldwide Finance
4.875%, 04/01/2027	370	365
4.625%, 04/01/2025	20	19
Home Depot
4.250%, 04/01/2046	48	49
3.750%, 02/15/2024 (D)	66	67
Hyundai Capital America MTN
2.400%, 10/30/2018 (C)	38	38
Kohl’s
5.550%, 07/17/2045	910	874
Lennar
5.000%, 06/15/2027	30	29
4.750%, 11/29/2027 (D)	865	830
4.500%, 04/30/2024 (D)	170	167
McDonald’s MTN
4.875%, 12/09/2045	260	272
4.450%, 03/01/2047	880	864
4.450%, 09/01/2048	387	379
3.800%, 04/01/2028	1,495	1,474
3.700%, 01/30/2026 (D)	140	139
3.500%, 03/01/2027	570	554
3.350%, 04/01/2023	1,570	1,557
Myriad International Holdings BV
4.850%, 07/06/2027 (C)	550	540
NCL
4.750%, 12/15/2021 (C)(D)	32	32
Newell Brands
5.500%, 04/01/2046	900	858
4.200%, 04/01/2026	380	361
3.850%, 04/01/2023	420	411
3.150%, 04/01/2021	430	423

SEI Institutional Managed Trust / Annual Report / September 30, 2018	129

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.600%, 03/29/2019	$1,250	$1,248
NVR
3.950%, 09/15/2022	700	700
QVC
5.950%, 03/15/2043	30	27
4.375%, 03/15/2023	710	702
Sands China
5.125%, 08/08/2025 (C)	650	649
4.600%, 08/08/2023 (C)	200	200
Starbucks
4.500%, 11/15/2048	360	354
4.000%, 11/15/2028	1,465	1,461
3.800%, 08/15/2025	3,212	3,191
3.750%, 12/01/2047	385	335
Time Warner
5.375%, 10/15/2041	657	653
Time Warner Cable
8.250%, 04/01/2019	2,465	2,528
7.300%, 07/01/2038	530	607
6.550%, 05/01/2037	390	423
5.875%, 11/15/2040	130	131
5.500%, 09/01/2041	44	42
5.000%, 02/01/2020	320	327
Time Warner Entertainment
8.375%, 07/15/2033	270	335
TJX
2.250%, 09/15/2026	120	109
Toll Brothers Finance
4.375%, 04/15/2023 (D)	120	119
Toyota Motor Credit MTN
2.600%, 01/11/2022	1,405	1,375
2.100%, 01/17/2019	174	174
VOC Escrow
5.000%, 02/15/2028 (C)	380	365
Warner Media
5.350%, 12/15/2043	222	219
4.850%, 07/15/2045	407	379
4.750%, 03/29/2021	730	752
3.800%, 02/15/2027	1,735	1,660
3.550%, 06/01/2024	1,750	1,697

		65,993

Consumer Staples — 3.1%
Alimentation Couche-Tard
4.500%, 07/26/2047 (C)	65	61
3.550%, 07/26/2027 (C)	650	611
2.350%, 12/13/2019 (C)	1,600	1,585
Altria Group
9.250%, 08/06/2019	2,370	2,497
4.750%, 05/05/2021	200	206
2.850%, 08/09/2022	190	186

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	$3,337	$3,375
3.650%, 02/01/2026	1,810	1,759
3.300%, 02/01/2023 (D)	820	810
2.650%, 02/01/2021 (D)	1,450	1,429
Anheuser-Busch InBev Worldwide
4.600%, 04/15/2048	1,586	1,537
4.375%, 04/15/2038	364	350
4.000%, 04/13/2028 (D)	1,170	1,153
3.750%, 07/15/2042	230	199
2.500%, 07/15/2022	630	608
BAT Capital
4.540%, 08/15/2047 (C)(D)	1,293	1,191
4.390%, 08/15/2037 (C)	379	353
3.557%, 08/15/2027 (C)	2,665	2,482
3.222%, 08/15/2024 (C)(D)	167	159
2.764%, 08/15/2022 (C)	2,609	2,514
2.297%, 08/14/2020 (C)	671	657
Campbell Soup
3.300%, 03/15/2021	625	619
2.834%, VAR ICE LIBOR USD 3 Month+0.500%, 03/16/2020	1,000	999
Church & Dwight
3.950%, 08/01/2047	259	233
3.150%, 08/01/2027	554	513
2.450%, 08/01/2022	320	307
Coca-Cola Femsa
2.375%, 11/26/2018	626	624
Constellation Brands
4.250%, 05/01/2023	650	659
3.600%, 02/15/2028	601	562
3.200%, 02/15/2023	1,576	1,527
Costco Wholesale
3.000%, 05/18/2027	1,523	1,449
2.750%, 05/18/2024 (D)	981	949
Cott Holdings
5.500%, 04/01/2025 (C)	220	215
CVS Health
5.125%, 07/20/2045	1,556	1,600
5.050%, 03/25/2048 (D)	3,453	3,532
4.780%, 03/25/2038 (D)	3,579	3,562
4.300%, 03/25/2028 (D)	7,013	6,958
4.100%, 03/25/2025	1,590	1,586
4.000%, 12/05/2023	664	665
3.875%, 07/20/2025	515	507
3.700%, 03/09/2023 (D)	4,209	4,187
3.500%, 07/20/2022	160	159
3.350%, 03/09/2021 (D)	210	209
2.750%, 12/01/2022	510	492
CVS Pass-Through Trust
5.926%, 01/10/2034 (C)	79	85

130	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Danone
2.947%, 11/02/2026 (C)	$1,054	$968
2.589%, 11/02/2023 (C)	1,370	1,289
2.077%, 11/02/2021 (C)	230	220
Diageo Capital PLC
4.828%, 07/15/2020	1,450	1,493
Diageo Investment
2.875%, 05/11/2022	580	570
General Mills
4.550%, 04/17/2038	608	583
4.200%, 04/17/2028	1,780	1,753
Keurig Dr Pepper
4.417%, 05/25/2025 (C)	1,590	1,597
4.057%, 05/25/2023 (C)	870	871
Kraft Heinz Foods
6.875%, 01/26/2039	49	57
6.500%, 02/09/2040	365	409
5.375%, 02/10/2020	331	340
5.200%, 07/15/2045	510	498
5.000%, 07/15/2035	250	247
5.000%, 06/04/2042	115	110
4.875%, 02/15/2025 (C)	1,761	1,790
4.625%, 01/30/2029 (D)	3,713	3,707
4.375%, 06/01/2046 (D)	3,051	2,695
4.000%, 06/15/2023	30	30
3.950%, 07/15/2025 (D)	1,050	1,035
3.500%, 06/06/2022	585	581
3.500%, 07/15/2022 (D)	1,220	1,211
3.000%, 06/01/2026 (D)	480	438
2.800%, 07/02/2020	1,321	1,310
Lamb Weston Holdings
4.625%, 11/01/2024 (C)	210	205
Molson Coors Brewing
3.500%, 05/01/2022	100	99
Mondelez International Holdings Netherlands BV
2.000%, 10/28/2021 (C)	2,970	2,837
1.625%, 10/28/2019 (C)	3,450	3,401
Nestle Holdings
4.000%, 09/24/2048 (C)	476	465
3.900%, 09/24/2038 (C)	414	407
3.625%, 09/24/2028 (C)	1,189	1,176
3.500%, 09/24/2025 (C)	2,132	2,117
3.350%, 09/24/2023 (C)	3,405	3,397
PepsiCo
4.250%, 10/22/2044	100	102
4.000%, 03/05/2042	160	157
3.100%, 07/17/2022	59	59
3.000%, 08/25/2021	31	31
Pernod Ricard
4.450%, 01/15/2022 (C)	550	561

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Philip Morris International
4.500%, 03/20/2042	$130	$127
2.900%, 11/15/2021	370	366
2.500%, 08/22/2022	590	568
2.500%, 11/02/2022 (D)	680	653
2.000%, 02/21/2020	1,965	1,938
1.875%, 11/01/2019	1,690	1,671
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	1,860	1,763
Reynolds American
8.125%, 06/23/2019	1,390	1,438
8.125%, 05/01/2040	570	748
5.850%, 08/15/2045	1,188	1,292
4.450%, 06/12/2025	2,210	2,226
3.250%, 06/12/2020	216	216
Spectrum Brands
5.750%, 07/15/2025	130	131
Sysco
3.550%, 03/15/2025	1,055	1,032
Tyson Foods
3.900%, 09/28/2023	835	838
2.650%, 08/15/2019 (D)	1,100	1,098
Unilever Capital
3.000%, 03/07/2022	460	456
Walgreens Boots Alliance
4.800%, 11/18/2044	1,100	1,068
3.450%, 06/01/2026	2,070	1,964
3.300%, 11/18/2021	912	908
Walmart
4.050%, 06/29/2048	885	886
3.950%, 06/28/2038	783	782
3.700%, 06/26/2028	2,689	2,690
3.550%, 06/26/2025	2,605	2,618
3.400%, 06/26/2023 (D)	1,197	1,202
3.300%, 04/22/2024 (D)	60	60
Wm Wrigley Jr
2.900%, 10/21/2019 (C)	670	669
2.400%, 10/21/2018 (C)	170	170

		124,314

Energy — 3.1%
Anadarko Finance, Ser B
7.500%, 05/01/2031	870	1,067
Anadarko Petroleum
6.600%, 03/15/2046	360	423
6.450%, 09/15/2036	140	160
4.850%, 03/15/2021	688	707
4.500%, 07/15/2044	525	481
3.450%, 07/15/2024	717	690
Andeavor Logistics
3.500%, 12/01/2022	516	508

SEI Institutional Managed Trust / Annual Report / September 30, 2018	131

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Apache
5.250%, 02/01/2042	$180	$181
5.100%, 09/01/2040	437	432
4.750%, 04/15/2043 (D)	300	283
4.250%, 01/15/2044	890	789
3.250%, 04/15/2022	86	85
BG Energy Capital PLC
4.000%, 10/15/2021 (C)	1,485	1,506
BP Capital Markets America
3.937%, 09/21/2028	725	730
3.796%, 09/21/2025	1,090	1,092
BP Capital Markets PLC
3.994%, 09/26/2023	95	97
3.561%, 11/01/2021	50	50
3.535%, 11/04/2024	100	100
3.506%, 03/17/2025 (D)	520	514
3.245%, 05/06/2022 (D)	250	248
3.216%, 11/28/2023 (D)	2,565	2,517
3.119%, 05/04/2026	230	219
Canadian Natural Resources
6.450%, 06/30/2033	50	58
3.850%, 06/01/2027	462	450
Cenovus Energy
4.250%, 04/15/2027	1,260	1,218
Cheniere Corpus Christi Holdings
5.125%, 06/30/2027	200	201
Chesapeake Energy
8.000%, 12/15/2022 (C)(D)	16	17
5.750%, 03/15/2023 (D)	50	48
Chevron
3.191%, 06/24/2023 (D)	22	22
2.954%, 05/16/2026 (D)	680	649
2.895%, 03/03/2024	2,055	2,000
2.355%, 12/05/2022 (D)	15	15
Cimarex Energy
4.375%, 06/01/2024	1,854	1,870
3.900%, 05/15/2027 (D)	604	577
CNOOC Finance 2015 USA
4.375%, 05/02/2028 (D)	360	362
CNOOC Nexen Finance
4.250%, 04/30/2024	200	202
3.500%, 05/05/2025	2,210	2,119
Concho Resources
4.300%, 08/15/2028	420	418
3.750%, 10/01/2027 (D)	50	48
Conoco Funding
7.250%, 10/15/2031	180	231
ConocoPhillips
5.900%, 10/15/2032	10	12
5.900%, 05/15/2038	420	506
4.150%, 11/15/2034	280	276

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Continental Resources
4.375%, 01/15/2028	$140	$139
3.800%, 06/01/2024 (D)	100	98
Devon Energy
5.850%, 12/15/2025	900	981
5.600%, 07/15/2041	490	520
5.000%, 06/15/2045	1,479	1,457
4.750%, 05/15/2042	17	16
3.250%, 05/15/2022	407	400
Devon Financing LLC
7.875%, 09/30/2031	660	823
Diamondback Energy
5.375%, 05/31/2025	110	112
Ecopetrol
5.875%, 05/28/2045 (D)	2,970	2,937
4.125%, 01/16/2025	203	197
Enbridge
2.900%, 07/15/2022	1,052	1,020
Enbridge Energy Partners
7.375%, 10/15/2045	245	324
5.875%, 10/15/2025	200	220
Encana
6.625%, 08/15/2037	410	484
6.500%, 02/01/2038	685	803
Energy Transfer Equity
5.500%, 06/01/2027	635	659
Energy Transfer Partners
8.250%, 11/15/2029	1,990	2,413
6.500%, 02/01/2042	241	265
6.125%, 12/15/2045	766	817
6.000%, 06/15/2048 (D)	622	663
5.150%, 03/15/2045	14	13
4.950%, 06/15/2028 (D)	110	112
4.500%, 11/01/2023	690	700
Eni
4.000%, 09/12/2023 (C)	1,940	1,919
Ensco
8.000%, 01/31/2024	10	10
Enterprise Products Operating
5.700%, 02/15/2042	40	45
EOG Resources
4.150%, 01/15/2026 (D)	320	327
Equinor
3.700%, 03/01/2024	565	570
Equities Midstream Partners
5.500%, 07/15/2028	670	689
Exxon Mobil
4.114%, 03/01/2046	1,510	1,531
3.043%, 03/01/2026	660	640
2.397%, 03/06/2022	100	97
Florida Gas Transmission
7.900%, 05/15/2019 (C)	1,350	1,390

132	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Halliburton
5.000%, 11/15/2045	$80	$85
4.850%, 11/15/2035	60	63
3.800%, 11/15/2025 (D)	730	724
3.500%, 08/01/2023	50	50
Hess
5.800%, 04/01/2047	502	528
5.600%, 02/15/2041	175	178
HollyFrontier
5.875%, 04/01/2026	583	622
KazMunayGas National JSC
5.750%, 04/19/2047 (C)	340	335
5.375%, 04/24/2030 (C)	760	772
Kerr-McGee
7.875%, 09/15/2031	610	760
6.950%, 07/01/2024	298	335
Kinder Morgan
5.550%, 06/01/2045	364	385
5.300%, 12/01/2034	500	517
5.200%, 03/01/2048	995	1,019
5.000%, 02/15/2021 (C)	1,111	1,146
4.300%, 06/01/2025	255	257
4.300%, 03/01/2028 (D)	1,150	1,140
3.150%, 01/15/2023	193	188
Kinder Morgan Energy Partners
5.625%, 09/01/2041	145	152
5.500%, 03/01/2044	365	380
5.000%, 03/01/2043	662	648
4.250%, 09/01/2024	276	278
3.500%, 03/01/2021 (D)	190	190
Marathon Petroleum
4.750%, 09/15/2044	486	470
MPLX
5.200%, 03/01/2047	444	445
4.875%, 12/01/2024	320	332
4.700%, 04/15/2048	1,662	1,549
4.500%, 04/15/2038 (D)	990	933
4.000%, 03/15/2028 (D)	360	346
National Oilwell Varco
2.600%, 12/01/2022	1,025	977
Noble Energy
5.250%, 11/15/2043 (D)	260	257
5.050%, 11/15/2044	29	28
4.950%, 08/15/2047 (D)	240	230
4.150%, 12/15/2021	920	931
3.850%, 01/15/2028 (D)	450	425
Northwest Pipeline
4.000%, 04/01/2027 (C)	1,174	1,136
Occidental Petroleum
4.625%, 06/15/2045	280	291
4.400%, 04/15/2046	140	142
4.100%, 02/15/2047 (D)	480	465

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 06/15/2025	$45	$45
3.400%, 04/15/2026	270	264
3.125%, 02/15/2022	330	327
3.000%, 02/15/2027 (D)	350	332
2.700%, 02/15/2023	129	125
Panhandle Eastern Pipeline
8.125%, 06/01/2019	2,000	2,063
Pertamina Persero
6.000%, 05/03/2042 (C)	300	308
Petrobras Global Finance BV
7.375%, 01/17/2027 (D)	310	314
6.850%, 06/05/2115	820	701
6.250%, 03/17/2024	1,394	1,397
6.125%, 01/17/2022	45	46
5.750%, 02/01/2029	300	268
5.299%, 01/27/2025 (D)	1,278	1,194
Petro-Canada
6.800%, 05/15/2038	775	984
Petrofac
3.400%, 10/10/2018 (C)(D)	250	250
Petroleos del Peru
4.750%, 06/19/2032 (C)	1,220	1,182
Petroleos Mexicanos
6.625%, 06/15/2035	767	762
6.500%, 03/13/2027 (D)	590	603
6.375%, 01/23/2045	990	917
6.350%, 02/12/2048 (C)	350	321
5.625%, 01/23/2046	480	407
5.500%, 06/27/2044	120	102
5.350%, 02/12/2028 (C)	895	843
4.875%, 01/18/2024 (D)	32	32
2.460%, 12/15/2025	1,384	1,346
2.378%, 04/15/2025	711	692
Petroleos Mexicanos MTN
6.875%, 08/04/2026	120	126
6.750%, 09/21/2047	1,115	1,064
4.625%, 09/21/2023	675	669
Plains All American Pipeline
4.650%, 10/15/2025	1,485	1,500
2.850%, 01/31/2023	250	238
QEP Resources
6.875%, 03/01/2021	340	357
5.625%, 03/01/2026	40	38
Range Resources
5.875%, 07/01/2022	10	10
5.000%, 03/15/2023 (D)	340	333
4.875%, 05/15/2025 (D)	70	67
Ruby Pipeline
6.000%, 04/01/2022 (C)	1,472	1,512
Sabine Pass Liquefaction
5.750%, 05/15/2024	1,250	1,342
5.625%, 03/01/2025	1,200	1,280

SEI Institutional Managed Trust / Annual Report / September 30, 2018	133

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.000%, 03/15/2027	$690	$709
Schlumberger Finance Canada
2.650%, 11/20/2022 (C)	1,769	1,714
Schlumberger Holdings
4.000%, 12/21/2025 (C)	2,205	2,205
3.000%, 12/21/2020 (C)	2,690	2,671
Schlumberger Investment
3.650%, 12/01/2023	61	61
3.300%, 09/14/2021 (C)	47	47
Shell International Finance BV
4.550%, 08/12/2043	280	294
4.375%, 03/25/2020	830	846
4.375%, 05/11/2045	795	826
4.125%, 05/11/2035	1,761	1,784
4.000%, 05/10/2046 (D)	180	176
2.875%, 05/10/2026 (D)	900	855
2.125%, 05/11/2020	56	55
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	1,240	1,257
Southern Natural Gas LLC
8.000%, 03/01/2032	170	218
Spectra Energy Partners
5.950%, 09/25/2043	30	34
3.500%, 03/15/2025	815	785
Suncor Energy
3.600%, 12/01/2024	340	336
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	1,433	1,418
Targa Resources Partners
5.875%, 04/15/2026 (C)	150	155
5.375%, 02/01/2027 (D)	60	60
4.250%, 11/15/2023	140	136
TC PipeLines
3.900%, 05/25/2027 (D)	2,400	2,278
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	1,638	2,068
Total Capital International
2.875%, 02/17/2022	1,225	1,207
TransCanada PipeLines
4.625%, 03/01/2034	1,185	1,189
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	1,070	1,303
Transocean Pontus
6.125%, 08/01/2025 (C)	198	201
Western Gas Partners
5.500%, 08/15/2048	288	272
5.375%, 06/01/2021	25	26
5.300%, 03/01/2048	870	797
4.650%, 07/01/2026	40	39
4.000%, 07/01/2022	35	35
Whiting Petroleum
6.625%, 01/15/2026	90	94

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Williams
7.875%, 09/01/2021	$735	$816
7.750%, 06/15/2031	841	1,013
5.750%, 06/24/2044	274	293
5.400%, 03/04/2044	449	463
5.250%, 03/15/2020	230	236
4.550%, 06/24/2024	1,238	1,258
4.500%, 11/15/2023	45	46
3.900%, 01/15/2025	750	734
3.750%, 06/15/2027 (D)	668	636
Williams, Ser A
7.500%, 01/15/2031	100	122
Williams Partners
3.600%, 03/15/2022	600	596
WPX Energy
8.250%, 08/01/2023	50	57
6.000%, 01/15/2022	10	10

		124,070

Financials — 10.0%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	360	361
Ally Financial
7.500%, 09/15/2020	526	562
Ambac Assurance
5.100%, 06/07/2020 (C)	8	12
Ambac LSNI
7.396%, VAR ICE LIBOR USD 3 Month+5.000%, 02/12/2023 (C)	38	39
American Express
3.700%, 08/03/2023	381	379
3.400%, 02/27/2023	414	408
2.500%, 08/01/2022	1,825	1,749
American Express Credit MTN
2.375%, 05/26/2020	554	547
2.250%, 08/15/2019	190	189
2.200%, 03/03/2020	1,500	1,483
1.875%, 11/05/2018	44	44
American International Group
6.250%, 05/01/2036	397	457
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2087	1,220	1,226
4.750%, 04/01/2048	130	128
4.200%, 04/01/2028 (D)	688	681
4.125%, 02/15/2024	107	107
3.900%, 04/01/2026 (D)	850	831
3.875%, 01/15/2035	30	27
American Tower
2.800%, 06/01/2020	500	495
Aon
6.250%, 09/30/2040	19	23
3.875%, 12/15/2025	755	748

134	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 06/14/2024	$65	$63
Apollo Management Holdings
5.000%, 03/15/2048 (C)	1,020	990
Athene Holding
4.125%, 01/12/2028	820	766
AXA Equitable Holdings
3.900%, 04/20/2023 (C)	770	764
Banco Santander
4.379%, 04/12/2028	2,000	1,897
3.848%, 04/12/2023 (D)	600	586
3.800%, 02/23/2028	800	727
3.457%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	401
Bank of America
6.875%, 11/15/2018	1,250	1,257
6.250%, VAR ICE LIBOR USD 3 Month+3.705%, 09/29/2049	510	537
6.100%, VAR ICE LIBOR USD 3 Month+3.898%, 12/29/2049	210	220
3.946%, VAR ICE LIBOR USD 3 Month+1.190%, 01/23/2049 (D)	570	522
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028 (D)	3,691	3,464
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	5,075	4,925
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	2,950	2,901
Bank of America MTN
5.000%, 01/21/2044	1,010	1,076
4.450%, 03/03/2026	1,401	1,403
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	1,585	1,583
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038 (D)	959	936
4.200%, 08/26/2024	1,530	1,537
4.125%, 01/22/2024 (D)	290	295
4.100%, 07/24/2023 (D)	340	347
4.000%, 04/01/2024 (D)	3,576	3,612
4.000%, 01/22/2025	1,493	1,473
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	3,920	3,920
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	524	510
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	1,985	1,911
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	3,222	3,072
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	860	850
3.500%, 04/19/2026 (D)	780	754
3.499%, VAR ICE LIBOR USD 3 Month+0.630%, 05/17/2022	775	774
3.300%, 01/11/2023	3,235	3,190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.248%, 10/21/2027	$1,301	$1,207
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	2,145	2,043
2.600%, 01/15/2019	121	121
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	2,205	2,166
2.250%, 04/21/2020	100	99
Bank of Montreal MTN
2.375%, 01/25/2019	55	55
1.900%, 08/27/2021	1,100	1,057
Bank of New York Mellon
3.550%, 09/23/2021	34	34
3.400%, 05/15/2024	1,945	1,918
Bank of New York Mellon MTN
4.600%, 01/15/2020	40	41
3.250%, 09/11/2024	100	98
2.661%, VAR ICE LIBOR USD 3 Month+0.634%, 05/16/2023	685	663
2.500%, 04/15/2021	327	321
2.300%, 09/11/2019	2,500	2,488
Bank of Nova Scotia
3.125%, 04/20/2021	1,590	1,582
1.850%, 04/14/2020	160	157
Bank of Tokyo-Mitsubishi
4.100%, 09/09/2023 (C)	200	202
Banque Federative du Credit Mutuel
3.750%, 07/20/2023 (C)	1,615	1,605
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	1,350	1,329
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	800	791
BB&T
5.250%, 11/01/2019	200	205
Berkshire Hathaway
3.750%, 08/15/2021	500	512
3.400%, 01/31/2022	65	66
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,000	1,019
4.200%, 08/15/2048	2,100	2,086
BGC Partners
5.375%, 07/24/2023	355	355
BNP Paribas
4.625%, 03/13/2027 (C)	200	197
4.400%, 08/14/2028 (C)(D)	1,447	1,420
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Year Curr+1.483%, 03/01/2033 (C)(D)	600	571
3.500%, 03/01/2023 (C)	2,490	2,429
Boeing Capital
4.700%, 10/27/2019	490	499

SEI Institutional Managed Trust / Annual Report / September 30, 2018	135

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BPCE
5.150%, 07/21/2024 (C)	$410	$417
Brighthouse Financial
3.700%, 06/22/2027 (D)	1,380	1,225
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	1,590	1,580
Capital One
2.650%, 08/08/2022	799	768
Capital One Financial
4.250%, 04/30/2025	1,549	1,543
3.200%, 01/30/2023	619	600
2.400%, 10/30/2020	805	788
Chubb INA Holdings
3.350%, 05/03/2026	200	194
3.150%, 03/15/2025	74	72
2.875%, 11/03/2022	39	38
2.300%, 11/03/2020	210	206
CIT Group
5.250%, 03/07/2025 (D)	140	143
4.750%, 02/16/2024	450	451
Citibank
3.400%, 07/23/2021 (D)	2,110	2,110
3.050%, 05/01/2020	4,035	4,033
2.100%, 06/12/2020	3,995	3,923
Citigroup
8.500%, 05/22/2019	460	476
8.125%, 07/15/2039	1,049	1,514
6.675%, 09/13/2043	70	86
6.625%, 06/15/2032 (D)	100	118
6.300%, VAR ICE LIBOR USD 3 Month+3.423%, 12/29/2049	520	531
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049	1,250	1,261
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 12/29/2049 (D)	360	368
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/31/2049	140	143
5.500%, 09/13/2025	950	1,012
5.350%, VAR ICE LIBOR USD 3 Month+3.466%, 05/29/2049	390	383
5.300%, 05/06/2044	225	235
4.750%, 05/18/2046	100	98
4.650%, 07/30/2045	903	911
4.650%, 07/23/2048	1,350	1,365
4.500%, 01/14/2022	380	391
4.450%, 09/29/2027 (D)	3,500	3,460
4.400%, 06/10/2025	1,080	1,080
4.300%, 11/20/2026	240	237
4.125%, 07/25/2028	210	203
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	437	429
4.050%, 07/30/2022	70	71

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024	$1,585	$1,588
3.887%, VAR ICE LIBOR USD 3 Month+1.563%, 01/10/2028	69	67
3.878%, VAR ICE LIBOR USD 3 Month+1.168%, 01/24/2039	317	292
3.700%, 01/12/2026	1,500	1,455
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	1,000	952
3.500%, 05/15/2023 (D)	630	620
3.400%, 05/01/2026	260	247
3.300%, 04/27/2025	120	115
3.200%, 10/21/2026	433	404
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	1,935	1,898
2.876%, VAR ICE LIBOR USD 3 Month+0.950%, 07/24/2023	437	423
2.050%, 12/07/2018	4,000	3,996
CME Group
3.000%, 03/15/2025	51	49
Comerica
3.700%, 07/31/2023	2,664	2,651
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)	10	10
3.900%, 07/12/2047 (C)	800	739
Compass Bank
3.875%, 04/10/2025	430	413
Cooperatieve Rabobank UA
11.000%, VAR ICE LIBOR USD 3 Month+10.868%, 12/31/2049 (C)	920	971
5.250%, 08/04/2045	310	326
4.625%, 12/01/2023	1,630	1,655
4.375%, 08/04/2025	2,150	2,129
3.125%, 04/26/2021 (D)	2,360	2,345
Cooperatieve Rabobank UA MTN
4.750%, 01/15/2020 (C)	730	744
3.875%, 02/08/2022	30	30
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/31/2049 (C)	1,260	1,308
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360 5 Year Curr+1.644%, 01/10/2033 (C)(D)	500	464
3.250%, 10/04/2024 (C)	345	323
2.500%, 04/15/2019 (C)	250	250
Credit Suisse Group
4.207%, VAR ICE LIBOR USD 3 Month+1.240%, 06/12/2024 (C)	1,085	1,081
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	2,170	2,200
Danske Bank
3.875%, 09/12/2023 (C)	1,010	989

136	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Danske Bank MTN
4.375%, 06/12/2028 (C)	$764	$736
Discover Bank
4.650%, 09/13/2028	690	690
2.600%, 11/13/2018	995	995
DNB Bank
2.125%, 10/02/2020 (C)	919	895
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,021	1,216
7.050%, 07/15/2028 (C)	1,000	1,161
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	1,650	1,742
Fifth Third Bancorp
2.300%, 03/01/2019	30	30
Fifth Third Bank
3.950%, 07/28/2025	1,820	1,818
2.875%, 10/01/2021	730	717
Goldman Sachs Bank USA NY
3.200%, 06/05/2020	870	873
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%, 06/01/2043	10	8
Goldman Sachs Group
6.750%, 10/01/2037 (D)	30	36
6.250%, 02/01/2041	1,050	1,262
5.750%, 01/24/2022 (D)	410	436
5.250%, 07/27/2021	740	775
5.150%, 05/22/2045	960	980
4.750%, 10/21/2045 (D)	920	936
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	1,215	1,178
4.250%, 10/21/2025 (D)	1,120	1,110
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	2,295	2,261
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	4,320	4,121
3.750%, 02/25/2026	775	753
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028 (D)	1,380	1,313
3.500%, 11/16/2026	1,531	1,453
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	3,910	3,736
2.750%, 09/15/2020	35	35
2.550%, 10/23/2019	1,750	1,742
Goldman Sachs Group MTN
6.000%, 06/15/2020	1,050	1,098
5.375%, 03/15/2020	3,810	3,927
4.000%, 03/03/2024	1,245	1,249
3.850%, 07/08/2024	951	946
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	1,210	1,169

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Greystar Student Housing Growth & Income OP
4.600%, 12/01/2024	$1,005	$1,073
Guardian Life Global Funding
1.950%, 10/27/2021 (C)	935	895
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (C)	1,700	1,646
HSBC Bank
7.650%, 05/01/2025	340	393
HSBC Bank PLC
4.750%, 01/19/2021 (C)	1,760	1,810
4.125%, 08/12/2020 (C)	100	102
HSBC Bank USA NY
5.875%, 11/01/2034	610	695
HSBC Holdings
4.875%, 01/14/2022	100	104
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029 (D)	3,345	3,345
4.375%, 11/23/2026	345	339
4.300%, 03/08/2026	1,710	1,703
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	305	302
4.250%, 03/14/2024	510	507
4.250%, 08/18/2025	760	746
4.000%, 03/30/2022 (D)	536	542
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	610	606
3.400%, 03/08/2021	1,910	1,906
2.650%, 01/05/2022	897	871
HSBC USA
2.350%, 03/05/2020	100	99
ILFC E-Capital Trust II
5.030%, 12/21/2065 (B)(C)	400	362
ING Bank
5.800%, 09/25/2023 (C)	2,220	2,341
Intercontinental Exchange
4.000%, 10/15/2023	65	66
3.750%, 09/21/2028	530	524
3.450%, 09/21/2023	530	528
Intesa Sanpaolo
4.375%, 01/12/2048 (C)	1,605	1,216
3.875%, 07/14/2027 (C)	2,745	2,343
3.875%, 01/12/2028 (C)	1,853	1,565
3.375%, 01/12/2023 (C)(D)	440	407
3.125%, 07/14/2022 (C)(D)	600	558
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)(D)	2,320	2,094
John Deere Capital
1.700%, 01/15/2020	160	158
JPMorgan Chase
6.300%, 04/23/2019	2,000	2,040
4.950%, 06/01/2045 (D)	180	189

SEI Institutional Managed Trust / Annual Report / September 30, 2018	137

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 01/24/2022 (D)	$840	$866
4.400%, 07/22/2020	210	214
4.350%, 08/15/2021 (D)	160	164
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	451	434
4.250%, 10/15/2020	330	336
4.250%, 10/01/2027 (D)	720	716
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	1,610	1,605
4.125%, 12/15/2026	520	516
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	1,490	1,383
3.900%, 07/15/2025 (D)	2,490	2,489
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	1,745	1,630
3.875%, 09/10/2024	1,820	1,803
3.625%, 05/13/2024 (D)	230	228
3.625%, 12/01/2027	360	340
3.559%, VAR ICE LIBOR USD 3 Month+0.730%, 04/23/2024	455	450
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	1,000	955
3.514%, VAR ICE LIBOR USD 3 Month+0.610%, 06/18/2022	2,191	2,193
3.250%, 09/23/2022	285	282
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	4,605	4,462
3.200%, 01/25/2023	100	99
2.950%, 10/01/2026	2,024	1,882
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	1,600	1,554
2.700%, 05/18/2023	1,180	1,135
JPMorgan Chase Bank
3.086%, VAR ICE LIBOR USD 3 Month+0.350%, 04/26/2021	2,335	2,328
2.604%, VAR ICE LIBOR USD 3 Month+0.280%, 02/01/2021	5,395	5,355
2.588%, VAR ICE LIBOR USD 3 Month+0.250%, 02/13/2020	4,690	4,692
KKR Group Finance II
5.500%, 02/01/2043 (C)	80	83
KKR Group Finance III
5.125%, 06/01/2044 (C)	1,150	1,142
Lazard Group
4.500%, 09/19/2028	1,060	1,043
Liberty Mutual Group
4.250%, 06/15/2023 (C)(D)	360	364
Lloyds Bank
3.300%, 05/07/2021 (D)	710	707
Lloyds Banking Group
4.550%, 08/16/2028	260	256
4.375%, 03/22/2028	1,892	1,846
4.344%, 01/09/2048	800	695

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.050%, 08/16/2023 (D)	$1,064	$1,057
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	200	183
3.100%, 07/06/2021	490	483
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023 (D)	1,915	1,827
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (C)	310	320
Macquarie Bank MTN
2.600%, 06/24/2019 (C)	1,250	1,247
Macquarie Group
6.250%, 01/14/2021 (C)	166	175
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	196	301
MetLife
6.400%, 12/15/2036 (D)	420	445
5.700%, 06/15/2035	15	18
4.600%, 05/13/2046	545	554
MetLife Capital Trust IV
7.875%, 12/15/2037 (C)	800	980
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	1,955	1,910
2.400%, 01/08/2021 (C)	890	873
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	50	51
Mitsubishi UFJ Financial Group
3.761%, 07/26/2023	1,955	1,945
2.998%, 02/22/2022 (D)	230	225
Morgan Stanley
3.119%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	6,750	6,766
Morgan Stanley MTN
7.300%, 05/13/2019	965	991
5.625%, 09/23/2019	350	359
5.500%, 07/24/2020	500	519
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	638	596
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	2,420	2,323
3.277%, VAR ICE LIBOR USD 3 Month+0.930%, 07/22/2022	3,045	3,071
3.125%, 01/23/2023	1,735	1,692
3.125%, 07/27/2026	190	177
2.891%, VAR ICE LIBOR USD 3 Month+0.550%, 02/10/2021	2,000	2,006
2.750%, 05/19/2022	5	5
2.625%, 11/17/2021	4,279	4,160
2.500%, 04/21/2021	1,025	1,001
National City
6.875%, 05/15/2019	50	51

138	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month+1.392%, 08/01/2024 (C)(D)	$300	$298
Nationwide Mutual Insurance
4.624%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	3,735	3,735
New York Life Global Funding
2.150%, 06/18/2019 (C)	73	73
1.550%, 11/02/2018 (C)	1,000	999
New York Life Insurance
6.750%, 11/15/2039 (C)	390	517
Nordea Bank Abp
4.875%, 05/13/2021 (C)	250	256
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	892	1,097
Nuveen Finance
2.950%, 11/01/2019 (C)	280	280
Pipeline Funding
7.500%, 01/15/2030 (C)	427	497
PNC Bank
4.050%, 07/26/2028	2,871	2,873
2.550%, 12/09/2021	355	346
2.500%, 01/22/2021	1,700	1,670
1.450%, 07/29/2019	1,000	989
Protective Life Global Funding
1.722%, 04/15/2019 (C)	2,470	2,457
Prudential Financial MTN
5.625%, 05/12/2041	10	11
4.600%, 05/15/2044	220	221
Raymond James Financial
4.950%, 07/15/2046	650	660
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (C)	160	158
Royal Bank of Canada
2.000%, 10/01/2018	183	183
1.875%, 02/05/2020 (D)	180	177
Royal Bank of Canada MTN
3.200%, 04/30/2021 (D)	480	479
2.150%, 10/26/2020	420	412
2.125%, 03/02/2020	710	702
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	390	408
6.100%, 06/10/2023	550	574
6.000%, 12/19/2023	860	895
5.125%, 05/28/2024	490	490
5.076%, VAR ICE LIBOR USD 3 Month+1.905%, 01/27/2030	1,174	1,172
4.892%, VAR ICE LIBOR USD 3 Month+1.754%, 05/18/2029	841	836
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	830	827
3.875%, 09/12/2023	720	699

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
4.500%, 07/17/2025	$80	$79
Santander UK
3.400%, 06/01/2021	1,930	1,922
2.375%, 03/16/2020	260	257
Santander UK Group Holdings
3.373%, VAR ICE LIBOR USD 3 Month+1.080%, 01/05/2024	760	730
2.875%, 08/05/2021	3,255	3,168
Standard Chartered
5.700%, 03/26/2044 (C)(D)	1,360	1,408
State Street
3.300%, 12/16/2024	70	69
Sumitomo Mitsui Financial Group
2.058%, 07/14/2021 (D)	340	327
Svenska Handelsbanken MTN
3.350%, 05/24/2021	500	499
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	124	163
4.900%, 09/15/2044 (C)	240	255
Temasek Financial I MTN
3.625%, 08/01/2028 (C)	299	297
Torchmark
4.550%, 09/15/2028	1,090	1,095
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	590	590
2.125%, 04/07/2021	820	797
UBS
2.631%, VAR ICE LIBOR USD 3 Month+0.320%, 05/28/2019 (C)	445	446
2.450%, 12/01/2020 (C)	820	803
UBS MTN
4.500%, 06/26/2048 (C)	200	207
2.375%, 08/14/2019	1,000	996
UBS Group Funding Switzerland
4.253%, 03/23/2028 (C)(D)	1,130	1,119
4.125%, 09/24/2025 (C)	200	199
3.491%, 05/23/2023 (C)	1,650	1,617
2.650%, 02/01/2022 (C)(D)	2,070	2,001
US Bancorp MTN
2.950%, 07/15/2022 (D)	25	25
US Bank
3.400%, 07/24/2023	1,740	1,733
3.150%, 04/26/2021	550	549
Voya Financial
4.800%, 06/15/2046	170	168
3.125%, 07/15/2024	1,290	1,217
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%, 12/31/2049 (D)	2,790	2,764

SEI Institutional Managed Trust / Annual Report / September 30, 2018	139

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WEA Finance
4.750%, 09/17/2044 (C)	$230	$233
3.750%, 09/17/2024 (C)	990	975
3.250%, 10/05/2020 (C)	2,750	2,741
3.150%, 04/05/2022 (C)	940	922
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%, 12/29/2049	120	126
5.375%, 11/02/2043	400	430
3.000%, 04/22/2026 (D)	5,865	5,458
3.000%, 10/23/2026	2,240	2,079
2.100%, 07/26/2021	1,945	1,873
Wells Fargo MTN
4.900%, 11/17/2045	1,034	1,048
4.750%, 12/07/2046	700	697
4.650%, 11/04/2044	261	254
4.600%, 04/01/2021 (D)	160	165
4.400%, 06/14/2046	1,370	1,291
4.300%, 07/22/2027	2,510	2,500
4.125%, 08/15/2023	900	911
3.500%, 03/08/2022 (D)	430	429
3.450%, 02/13/2023	660	648
3.000%, 01/22/2021	1,585	1,572
2.625%, 07/22/2022 (D)	7,791	7,525
2.150%, 01/30/2020	70	69
Wells Fargo Bank
3.325%, VAR ICE LIBOR USD 3 Month+0.490%, 07/23/2021	2,300	2,297
2.600%, 01/15/2021	1,925	1,893
2.400%, 01/15/2020	5,000	4,960
Wells Fargo Bank MTN
2.150%, 12/06/2019	1,125	1,114
Westpac Banking
4.875%, 11/19/2019	170	174
2.600%, 11/23/2020	500	493
2.300%, 05/26/2020	50	49
Willis North America
4.500%, 09/15/2028	1,387	1,387
XLIT
6.250%, 05/15/2027	502	569
5.500%, 03/31/2045	345	363
5.250%, 12/15/2043	428	461

		398,519

Health Care — 3.2%
Abbott Laboratories
4.900%, 11/30/2046	1,116	1,212
4.750%, 11/30/2036 (D)	260	277
3.750%, 11/30/2026	1,993	1,987
3.400%, 11/30/2023	3,305	3,292
2.950%, 03/15/2025 (D)	2,630	2,511

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AbbVie
4.875%, 11/14/2048 (D)	$1,138	$1,120
4.700%, 05/14/2045	500	480
4.500%, 05/14/2035	715	687
4.250%, 11/14/2028	3,030	2,996
3.750%, 11/14/2023	972	968
3.600%, 05/14/2025	610	590
3.200%, 11/06/2022 (D)	44	43
2.900%, 11/06/2022 (D)	10	10
2.500%, 05/14/2020	2,680	2,650
Aetna
4.125%, 06/01/2021	1,000	1,016
3.875%, 08/15/2047	90	79
2.800%, 06/15/2023	2,650	2,539
Allergan Finance
4.625%, 10/01/2042	38	36
3.250%, 10/01/2022 (D)	513	504
Allergan Funding SCS
4.750%, 03/15/2045	125	122
4.550%, 03/15/2035	1,086	1,056
3.850%, 06/15/2024 (D)	500	495
3.800%, 03/15/2025 (D)	620	607
3.450%, 03/15/2022 (D)	370	367
Allergan Sales
5.000%, 12/15/2021 (C)	535	555
Amgen
5.700%, 02/01/2019	500	505
5.150%, 11/15/2041	1,755	1,860
4.663%, 06/15/2051	1,158	1,146
4.400%, 05/01/2045	1,812	1,754
3.875%, 11/15/2021 (D)	150	152
3.625%, 05/22/2024	130	130
2.125%, 05/01/2020	132	130
Anthem
4.625%, 05/15/2042	41	40
3.650%, 12/01/2027	590	560
3.500%, 08/15/2024	590	578
3.350%, 12/01/2024 (D)	2,655	2,574
3.125%, 05/15/2022	468	461
2.950%, 12/01/2022	1,268	1,233
2.500%, 11/21/2020	1,100	1,083
2.250%, 08/15/2019	1,250	1,243
AstraZeneca
3.500%, 08/17/2023	805	798
3.375%, 11/16/2025 (D)	500	484
3.125%, 06/12/2027	355	331
Bausch Health
9.250%, 04/01/2026 (C)	80	86
9.000%, 12/15/2025 (C)	60	65
8.500%, 01/31/2027 (C)	50	53
7.500%, 07/15/2021 (C)	550	560
7.000%, 03/15/2024 (C)	270	285

140	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.125%, 04/15/2025 (C)	$210	$199
5.875%, 05/15/2023 (C)(D)	280	273
5.625%, 12/01/2021 (C)(D)	60	60
5.500%, 03/01/2023 (C)(D)	60	58
Baxalta
3.600%, 06/23/2022	546	542
2.875%, 06/23/2020	149	148
Bayer US Finance
3.375%, 10/08/2024 (C)	800	762
2.375%, 10/08/2019 (C)	2,000	1,987
Bayer US Finance II
4.875%, 06/25/2048 (C)	920	892
4.375%, 12/15/2028 (D)	3,200	3,135
3.500%, 06/25/2021	630	629
Becton Dickinson
4.685%, 12/15/2044	1,262	1,244
3.734%, 12/15/2024	1,197	1,172
3.700%, 06/06/2027	995	951
3.363%, 06/06/2024	870	841
3.261%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	1,000	1,002
3.250%, 11/12/2020	600	598
2.894%, 06/06/2022	719	699
2.404%, 06/05/2020	1,475	1,453
Biogen
3.625%, 09/15/2022	430	431
Boston Scientific
6.000%, 01/15/2020	900	931
Cardinal Health
3.079%, 06/15/2024	350	331
2.616%, 06/15/2022	270	258
Celgene
5.250%, 08/15/2043	40	41
5.000%, 08/15/2045	1,930	1,918
4.550%, 02/20/2048 (D)	671	624
4.350%, 11/15/2047 (D)	276	247
3.900%, 02/20/2028	1,135	1,093
3.875%, 08/15/2025	480	473
3.625%, 05/15/2024	69	68
3.550%, 08/15/2022 (D)	360	359
2.875%, 02/19/2021	430	425
2.750%, 02/15/2023	1,609	1,542
2.250%, 08/15/2021	420	406
Centene
6.125%, 02/15/2024 (D)	210	220
5.625%, 02/15/2021	50	51
4.750%, 05/15/2022 (D)	110	111
4.750%, 01/15/2025	130	130
Centene Escrow I
5.375%, 06/01/2026 (C)(D)	480	491
Cigna
3.050%, 10/15/2027	1,745	1,572

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eli Lilly
3.100%, 05/15/2027	$300	$289
EMD Finance
2.400%, 03/19/2020 (C)	1,425	1,406
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (C)	170	179
5.625%, 07/31/2019 (C)	1,750	1,785
Gilead Sciences
5.650%, 12/01/2041	35	40
4.750%, 03/01/2046	790	814
4.500%, 02/01/2045	10	10
4.150%, 03/01/2047 (D)	260	246
3.700%, 04/01/2024	410	411
3.650%, 03/01/2026	460	452
3.250%, 09/01/2022	670	667
2.550%, 09/01/2020	1,940	1,921
1.850%, 09/20/2019	140	139
GlaxoSmithKline Capital
3.375%, 05/15/2023	2,219	2,210
2.850%, 05/08/2022	170	167
Halfmoon Parent
4.900%, 12/15/2048 (C)	1,849	1,836
4.800%, 08/15/2038 (C)	97	97
4.375%, 10/15/2028 (C)	3,637	3,627
4.125%, 11/15/2025 (C)	290	289
3.750%, 07/15/2023 (C)	2,035	2,029
3.400%, 09/17/2021 (C)	1,200	1,195
3.200%, 09/17/2020 (C)	1,090	1,086
HCA
5.625%, 09/01/2028	50	50
5.500%, 06/15/2047	60	61
5.250%, 04/15/2025	320	330
5.250%, 06/15/2026	30	31
4.500%, 02/15/2027	20	20
Humana
4.950%, 10/01/2044	60	62
4.800%, 03/15/2047 (D)	30	31
4.625%, 12/01/2042	170	168
3.950%, 03/15/2027	70	69
3.850%, 10/01/2024	1,470	1,461
3.150%, 12/01/2022	560	548
2.900%, 12/15/2022	750	727
2.500%, 12/15/2020	1,015	996
Johnson & Johnson
4.500%, 12/05/2043	150	161
3.700%, 03/01/2046 (D)	170	162
3.625%, 03/03/2037	260	250
3.500%, 01/15/2048	495	454
3.400%, 01/15/2038 (D)	1,780	1,662
2.625%, 01/15/2025	86	83
Kaiser Foundation Hospitals
3.150%, 05/01/2027	3,600	3,452

SEI Institutional Managed Trust / Annual Report / September 30, 2018	141

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Medtronic
4.625%, 03/15/2045	$60	$64
4.375%, 03/15/2035	76	79
3.625%, 03/15/2024 (D)	1,055	1,060
3.500%, 03/15/2025	1,040	1,031
Medtronic Global Holdings SCA
3.350%, 04/01/2027	520	508
Merck
2.750%, 02/10/2025 (D)	330	317
2.400%, 09/15/2022	29	28
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	678
Pfizer
4.400%, 05/15/2044	345	355
4.000%, 12/15/2036 (D)	1,040	1,029
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	1,700	1,557
RWJ Barnabas Health
3.949%, 07/01/2046	1,030	956
Sanofi
3.625%, 06/19/2028	2,167	2,147
3.375%, 06/19/2023	1,950	1,951
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	500	483
1.900%, 09/23/2019	3,700	3,660
Stryker
4.625%, 03/15/2046	675	681
Teva Pharmaceutical Finance
3.650%, 11/10/2021	920	891
2.950%, 12/18/2022	80	74
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 07/21/2023	40	36
2.200%, 07/21/2021 (D)	810	761
1.700%, 07/19/2019	130	128
UnitedHealth Group
5.800%, 03/15/2036	280	333
4.750%, 07/15/2045	1,150	1,231
4.625%, 07/15/2035	523	557
4.250%, 04/15/2047	450	452
3.875%, 10/15/2020	710	720
3.750%, 07/15/2025 (D)	70	70
3.375%, 11/15/2021	75	75
3.350%, 07/15/2022 (D)	28	28
2.875%, 12/15/2021 (D)	940	929
2.875%, 03/15/2023	50	49
2.700%, 07/15/2020	440	437
Wyeth LLC
5.950%, 04/01/2037	470	570

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Zimmer Biomet Holdings
3.089%, VAR ICE LIBOR USD 3 Month+0.750%, 03/19/2021	$1,500	$ 1,501

		127,776

Industrials — 2.1%
ABB Finance USA
4.375%, 05/08/2042	110	112
AerCap Ireland Capital DAC
5.000%, 10/01/2021	150	154
4.625%, 07/01/2022	210	214
4.500%, 05/15/2021 (D)	2,140	2,173
3.750%, 05/15/2019	520	522
3.500%, 01/15/2025	770	726
Air Lease
4.750%, 03/01/2020	1,765	1,795
4.625%, 10/01/2028	690	680
3.625%, 04/01/2027	1,185	1,094
3.625%, 12/01/2027	1,160	1,066
3.500%, 01/15/2022	3,358	3,333
Allison Transmission
5.000%, 10/01/2024 (C)	90	90
4.750%, 10/01/2027 (C)	140	132
Aviation Capital Group
6.750%, 04/06/2021 (C)	120	128
BAE Systems
4.750%, 10/11/2021 (C)	2,100	2,168
Beacon Roofing Supply
4.875%, 11/01/2025 (C)	100	92
Boeing
4.875%, 02/15/2020	210	215
3.625%, 03/01/2048	121	111
3.550%, 03/01/2038	355	335
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	122
5.400%, 06/01/2041	50	57
4.150%, 12/15/2048	808	799
4.050%, 06/15/2048	665	647
3.450%, 09/15/2021	91	92
Canadian Pacific Railway
6.125%, 09/15/2115	44	52
Caterpillar Financial Services MTN
2.750%, 08/20/2021	1,025	1,012
Catholic Health Initiatives
4.350%, 11/01/2042	110	99
Cintas No. 2
3.700%, 04/01/2027	400	390
2.900%, 04/01/2022	400	390
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C2
7.256%, 03/15/2020	672	688

142	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Continental Airlines Pass-Through Trust, Ser 2000-1
8.048%, 11/01/2020	$121	$126
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022 (D)	1,767	1,861
Continental Airlines Pass-Through Trust, Ser 2009-2
7.250%, 11/10/2019	122	127
CSX
3.950%, 05/01/2050	21	19
DAE Funding
5.000%, 08/01/2024 (C)(D)	90	88
4.500%, 08/01/2022 (C)(D)	100	98
Delta Air Lines
4.375%, 04/19/2028	820	792
3.800%, 04/19/2023	1,295	1,272
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022 (D)	426	467
DP World MTN
5.625%, 09/25/2048 (C)	990	980
Eaton
7.625%, 04/01/2024	75	87
4.150%, 11/02/2042	550	521
2.750%, 11/02/2022	900	873
FedEx
4.550%, 04/01/2046	725	710
4.400%, 01/15/2047	266	254
4.050%, 02/15/2048	980	889
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035	1,413	1,330
2.342%, 11/15/2020	1,225	1,197
General Electric
4.500%, 03/11/2044 (D)	2,587	2,440
2.100%, 12/11/2019	30	30
General Electric MTN
6.875%, 01/10/2039	1,216	1,519
6.150%, 08/07/2037	394	451
6.000%, 08/07/2019	185	190
5.875%, 01/14/2038	1,082	1,208
5.500%, 01/08/2020	220	226
5.300%, 02/11/2021	293	305
4.650%, 10/17/2021	140	145
4.625%, 01/07/2021 (D)	135	139
4.375%, 09/16/2020	40	41
2.794%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	2,400	1,976
2.200%, 01/09/2020	43	43
Harris
5.054%, 04/27/2045	270	284

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.854%, 04/27/2035	$80	$82
IHS Markit
5.000%, 11/01/2022 (C)	750	772
4.750%, 08/01/2028	1,215	1,219
International Lease Finance
8.625%, 01/15/2022	180	205
5.875%, 04/01/2019	400	405
L3 Technologies
4.400%, 06/15/2028	2,190	2,184
Lockheed Martin
4.500%, 05/15/2036	90	94
4.070%, 12/15/2042	91	88
3.550%, 01/15/2026	1,410	1,394
3.350%, 09/15/2021	875	875
3.100%, 01/15/2023	50	49
Mexico City Airport Trust
5.500%, 07/31/2047 (C)	1,235	1,102
Northrop Grumman
4.030%, 10/15/2047	983	922
3.250%, 08/01/2023	3,043	2,990
3.250%, 01/15/2028	3,319	3,121
2.930%, 01/15/2025 (D)	875	831
2.550%, 10/15/2022 (D)	1,758	1,695
2.080%, 10/15/2020	1,020	997
Park Aerospace Holdings
5.500%, 02/15/2024 (C)	140	143
5.250%, 08/15/2022 (C)	80	81
Penske Truck Leasing LP
4.125%, 08/01/2023 (C)	907	906
Raytheon
3.125%, 10/15/2020	430	431
Republic Services
3.950%, 05/15/2028	1,225	1,217
Reynolds Group Issuer
5.125%, 07/15/2023 (C)(D)	170	169
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	1,045	1,025
2.200%, 03/16/2020 (C)	1,485	1,467
2.000%, 09/15/2023 (C)	1,030	958
Union Pacific
4.500%, 09/10/2048	830	847
3.950%, 09/10/2028	3,065	3,078
3.750%, 07/15/2025	340	340
United Business Media
5.750%, 11/03/2020 (C)	490	497
United Parcel Service
3.050%, 11/15/2027	160	153
2.500%, 04/01/2023	230	222
United Rentals North America
5.500%, 07/15/2025 (D)	150	153
4.875%, 01/15/2028	150	141

SEI Institutional Managed Trust / Annual Report / September 30, 2018	143

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Technologies
8.875%, 11/15/2019	$110	$117
4.625%, 11/16/2048 (D)	626	629
4.500%, 06/01/2042	200	198
4.450%, 11/16/2038	500	497
4.150%, 05/15/2045	59	55
4.125%, 11/16/2028	2,593	2,575
3.950%, 08/16/2025	1,575	1,568
3.750%, 11/01/2046	685	599
3.650%, 08/16/2023	1,718	1,710
3.350%, 08/16/2021 (D)	700	699
1.950%, 11/01/2021	85	81
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	686	701
Valmont Industries
5.250%, 10/01/2054	426	369
5.000%, 10/01/2044	440	401
Wabtec
4.700%, 09/15/2028	972	956
4.150%, 03/15/2024	730	725
Waste Management
7.375%, 05/15/2029	330	409
4.600%, 03/01/2021	90	92
3.500%, 05/15/2024	370	365
3.150%, 11/15/2027	1,755	1,671

		85,446

Information Technology — 1.2%
Apple
4.650%, 02/23/2046	270	292
4.375%, 05/13/2045	775	806
4.250%, 02/09/2047	872	890
3.850%, 05/04/2043	1,380	1,328
3.750%, 11/13/2047	127	119
3.450%, 02/09/2045	31	28
3.200%, 05/13/2025	64	63
3.200%, 05/11/2027	1,245	1,204
2.850%, 05/06/2021 (D)	113	112
2.850%, 05/11/2024	830	805
2.450%, 08/04/2026 (D)	1,410	1,300
2.150%, 02/09/2022	82	79
2.000%, 11/13/2020	500	491
1.550%, 08/04/2021	230	220
Broadcom
3.875%, 01/15/2027	990	932
3.125%, 01/15/2025 (D)	420	390
2.375%, 01/15/2020	3,005	2,970
CommScope Technologies
5.000%, 03/15/2027 (C)	130	125
Dell International
8.350%, 07/15/2046 (C)	1,852	2,305

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.020%, 06/15/2026 (C)	$39	$42
4.420%, 06/15/2021 (C)	1,890	1,918
3.480%, 06/01/2019 (C)	3,785	3,795
First Data
5.000%, 01/15/2024 (C)(D)	230	231
Fiserv
4.200%, 10/01/2028	1,201	1,203
3.800%, 10/01/2023	1,328	1,328
Hewlett Packard Enterprise
6.350%, 10/15/2045	883	907
Intel
3.734%, 12/08/2047	130	121
3.700%, 07/29/2025	223	225
3.300%, 10/01/2021	35	35
3.100%, 07/29/2022	35	35
Marvell Technology Group
4.200%, 06/22/2023	810	806
Mastercard
3.375%, 04/01/2024	250	250
Microsoft
4.750%, 11/03/2055	43	49
4.250%, 02/06/2047	1,372	1,441
4.100%, 02/06/2037	1,130	1,167
4.000%, 02/12/2055	24	24
3.950%, 08/08/2056	240	235
3.750%, 02/12/2045	130	126
3.700%, 08/08/2046	170	163
3.625%, 12/15/2023 (D)	89	90
3.500%, 02/12/2035	1,012	976
3.450%, 08/08/2036	30	29
3.300%, 02/06/2027 (D)	1,550	1,520
2.875%, 02/06/2024 (D)	1,010	987
2.700%, 02/12/2025	250	240
2.400%, 02/06/2022 (D)	600	586
2.400%, 08/08/2026	1,700	1,567
2.375%, 02/12/2022	20	19
2.375%, 05/01/2023 (D)	20	19
2.000%, 08/08/2023	1,120	1,059
1.550%, 08/08/2021	400	384
NXP BV
4.625%, 06/01/2023 (C)	1,698	1,721
3.875%, 09/01/2022 (C)	409	405
Oracle
4.000%, 11/15/2047	269	256
3.900%, 05/15/2035	1,720	1,665
3.800%, 11/15/2037	329	313
2.950%, 11/15/2024	322	311
2.950%, 05/15/2025	910	873
2.625%, 02/15/2023	604	586
QUALCOMM
2.600%, 01/30/2023	910	875

144	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
salesforce.com
3.700%, 04/11/2028	$670	$664
3.250%, 04/11/2023	480	477
Tencent Holdings MTN
3.595%, 01/19/2028 (C)(D)	570	540
Texas Instruments
4.150%, 05/15/2048	300	301
Visa
4.300%, 12/14/2045	690	714
3.650%, 09/15/2047	855	796
3.150%, 12/14/2025 (D)	1,410	1,367
2.800%, 12/14/2022	150	147
2.200%, 12/14/2020	80	79

		48,126

Materials — 0.9%
Air Liquide Finance
2.250%, 09/27/2023 (C)	590	551
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (C)	270	286
6.125%, 05/15/2028 (C)	200	205
Amcor Finance USA
4.500%, 05/15/2028 (C)(D)	360	357
3.625%, 04/28/2026 (C)	2,425	2,295
Anglo American Capital
4.750%, 04/10/2027 (C)	210	205
4.000%, 09/11/2027 (C)	200	184
3.750%, 04/10/2022 (C)	280	276
3.625%, 09/11/2024 (C)	710	676
ArcelorMittal
7.000%, 10/15/2039	120	139
6.250%, 02/25/2022 (D)	120	129
Barrick
5.250%, 04/01/2042 (D)	80	83
Barrick North America Finance
5.750%, 05/01/2043 (D)	290	322
5.700%, 05/30/2041	940	1,017
Berry Global
4.500%, 02/15/2026 (C)	50	48
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.093%, 10/19/2075 (C)	830	910
5.000%, 09/30/2043	410	455
4.125%, 02/24/2042	40	40
2.875%, 02/24/2022	50	49
Braskem America Finance
7.125%, 07/22/2041 (C)	780	900
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (C)	940	897
CF Industries
4.500%, 12/01/2026 (C)	742	737
3.400%, 12/01/2021 (C)	1,102	1,085

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dow Chemical
8.550%, 05/15/2019	$1,200	$1,241
5.250%, 11/15/2041	25	27
3.000%, 11/15/2022	2,040	1,988
Ecolab
4.350%, 12/08/2021	179	184
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (C)	780	766
Freeport-McMoRan
6.875%, 02/15/2023 (D)	50	53
5.450%, 03/15/2043	195	178
4.550%, 11/14/2024 (D)	40	39
4.000%, 11/14/2021	640	634
3.875%, 03/15/2023	20	19
Glencore Funding
4.125%, 05/30/2023 (C)(D)	260	260
4.000%, 03/27/2027 (C)(D)	1,210	1,136
2.875%, 04/16/2020 (C)	140	138
International Flavors & Fragrances
5.000%, 09/26/2048	601	603
International Paper
5.150%, 05/15/2046	1,281	1,320
LyondellBasell Industries
5.750%, 04/15/2024	200	216
Nacional del Cobre de Chile
3.625%, 08/01/2027 (C)	680	650
Nutrien
4.875%, 03/30/2020	280	286
OCP
4.500%, 10/22/2025 (C)	1,940	1,862
Reynolds Group
6.875%, 02/15/2021	62	63
Sherwin-Williams
3.450%, 06/01/2027	420	400
2.750%, 06/01/2022	1,084	1,051
Southern Copper
7.500%, 07/27/2035	115	143
5.875%, 04/23/2045	535	584
5.250%, 11/08/2042 (D)	2,030	2,052
Syngenta Finance
5.676%, 04/24/2048 (C)	570	513
3.933%, 04/23/2021 (C)	650	648
Teck Resources
6.250%, 07/15/2041 (D)	5	5
Vale Overseas
6.875%, 11/21/2036	1,820	2,113
6.875%, 11/10/2039	450	527
6.250%, 08/10/2026	1,800	1,973
Vulcan Materials
4.500%, 06/15/2047	485	434
WestRock
3.000%, 09/15/2024 (C)	750	709

SEI Institutional Managed Trust / Annual Report / September 30, 2018	145

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WestRock MWV
7.375%, 09/01/2019	$750	$777
WestRock RKT
4.000%, 03/01/2023 (D)	70	70
3.500%, 03/01/2020	320	320

		35,828

Real Estate — 1.0%
Alexandria Real Estate Equities
3.450%, 04/30/2025	750	717
2.750%, 01/15/2020	2,591	2,568
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,350	1,334
3.625%, 11/15/2027	745	697
American Tower
3.600%, 01/15/2028	732	684
3.000%, 06/15/2023	1,170	1,126
ARC Properties Operating Partnership
3.000%, 02/06/2019	1,000	1,000
Boston Properties
5.625%, 11/15/2020	450	468
3.800%, 02/01/2024	1,250	1,242
3.200%, 01/15/2025	495	474
Brandywine Operating Partnership
3.950%, 11/15/2027	17	16
CC Holdings GS V
3.849%, 04/15/2023	700	695
Crown Castle International
3.200%, 09/01/2024	1,000	950
DDR
4.625%, 07/15/2022	1,240	1,268
4.250%, 02/01/2026 (D)	179	175
Digital Realty Trust
3.625%, 10/01/2022	1,260	1,251
Duke Realty
4.375%, 06/15/2022	50	51
ERP Operating
4.625%, 12/15/2021 (D)	64	66
GLP Capital
5.375%, 04/15/2026	1,600	1,625
5.300%, 01/15/2029	1,195	1,198
5.250%, 06/01/2025	80	81
HCP
4.250%, 11/15/2023	2,080	2,085
4.200%, 03/01/2024	765	762
4.000%, 12/01/2022	450	451
3.150%, 08/01/2022	1,000	974
2.625%, 02/01/2020	28	28
Healthcare Realty Trust
3.875%, 05/01/2025	200	194
3.750%, 04/15/2023	1,400	1,369

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Life Storage
3.875%, 12/15/2027	$915	$861
Mid-America Apartments
4.300%, 10/15/2023	465	471
4.000%, 11/15/2025	560	551
3.750%, 06/15/2024	1,090	1,068
3.600%, 06/01/2027	440	419
Public Storage
3.094%, 09/15/2027	975	912
2.370%, 09/15/2022	1,172	1,124
Realty Income
3.250%, 10/15/2022	70	69
Reckson Operating Partnership
7.750%, 03/15/2020	2,350	2,482
Regency Centers
4.125%, 03/15/2028	521	512
3.600%, 02/01/2027	422	401
Select Income
4.250%, 05/15/2024	470	450
Simon Property Group
4.375%, 03/01/2021	38	39
STORE Capital
4.500%, 03/15/2028	1,702	1,661
Tanger Properties
3.875%, 12/01/2023	585	570
3.750%, 12/01/2024	535	512
UDR
3.700%, 10/01/2020	675	677
Ventas Realty
4.125%, 01/15/2026 (D)	29	29
3.850%, 04/01/2027	500	482
2.700%, 04/01/2020	1,450	1,437
Washington Prime Group
5.950%, 08/15/2024 (D)	425	402
Welltower
6.125%, 04/15/2020	525	545
4.950%, 01/15/2021	820	841
4.500%, 01/15/2024	102	104
4.000%, 06/01/2025	625	617
3.750%, 03/15/2023	500	496

		41,281

Utilities — 2.1%
AEP Texas
6.650%, 02/15/2033	500	616
Alabama Power
3.700%, 12/01/2047	1,810	1,634
Alliant Energy Finance
4.250%, 06/15/2028 (C)	965	958
American Transmission Systems
5.000%, 09/01/2044 (C)	242	258

146	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Appalachian Power
3.300%, 06/01/2027	$557	$533
Arizona Public Service
2.200%, 01/15/2020	20	20
Berkshire Hathaway Energy
3.800%, 07/15/2048	119	107
3.750%, 11/15/2023	156	158
Boston Gas
4.487%, 02/15/2042 (C)	35	35
Carolina Power & Light
5.300%, 01/15/2019	175	176
2.800%, 05/15/2022	25	25
Cleco Power
6.000%, 12/01/2040	700	803
Comision Federal de Electricidad
4.750%, 02/23/2027 (C)	240	237
Commonwealth Edison
4.350%, 11/15/2045	182	184
Consolidated Edison of New York
4.450%, 03/15/2044	1,500	1,536
Dominion Energy
4.250%, 06/01/2028	1,049	1,052
2.871%, VAR ICE LIBOR USD 3 Month+0.550%, 06/01/2019 (C)	1,000	1,003
2.500%, 12/01/2019	385	382
2.000%, 08/15/2021	635	607
1.600%, 08/15/2019	845	835
DTE Energy
1.500%, 10/01/2019	885	871
Duke Energy
3.950%, 08/15/2047 (D)	130	117
3.550%, 09/15/2021	76	76
3.150%, 08/15/2027 (D)	540	502
2.400%, 08/15/2022	340	326
1.800%, 09/01/2021	960	918
Duke Energy Carolinas
4.300%, 06/15/2020	39	40
4.250%, 12/15/2041	628	629
4.000%, 09/30/2042	1,000	968
3.750%, 06/01/2045	680	627
Duke Energy Florida
3.850%, 11/15/2042	380	360
3.200%, 01/15/2027	1,080	1,034
Duke Energy Indiana
4.200%, 03/15/2042	30	29
3.750%, 07/15/2020	52	53
Duke Energy Progress
4.100%, 05/15/2042	425	415
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	1,950	2,041
3.616%, 08/01/2027 (C)	1,132	1,056

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Electricite de France
6.000%, 01/22/2114 (C)	$232	$226
Emera US Finance
2.150%, 06/15/2019	2,049	2,036
Enel Finance International
4.875%, 06/14/2029 (C)	784	757
4.625%, 09/14/2025 (C)	2,202	2,155
4.250%, 09/14/2023 (C)	975	963
Entergy
5.125%, 09/15/2020	400	411
Entergy Texas
7.125%, 02/01/2019	2,500	2,534
Eversource Energy
2.900%, 10/01/2024	1,610	1,529
Exelon
5.625%, 06/15/2035	760	850
3.950%, 06/15/2025	375	374
2.850%, 06/15/2020	1,090	1,080
FirstEnergy
4.250%, 03/15/2023	340	345
3.900%, 07/15/2027	940	915
FirstEnergy, Ser C
7.375%, 11/15/2031	3,685	4,756
FirstEnergy Transmission
5.450%, 07/15/2044 (C)	186	203
Indiana Michigan Power
4.550%, 03/15/2046	775	796
IPALCO Enterprises
3.700%, 09/01/2024	499	484
ITC Holdings
4.050%, 07/01/2023	1,152	1,151
3.650%, 06/15/2024	633	621
Jersey Central Power & Light
7.350%, 02/01/2019	100	101
4.700%, 04/01/2024 (C)	700	726
Kansas City Power & Light
5.300%, 10/01/2041	100	110
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,700	3,016
KeySpan Gas East
2.742%, 08/15/2026 (C)	1,025	943
Metropolitan Edison
3.500%, 03/15/2023 (C)	2,775	2,739
MidAmerican Energy
4.800%, 09/15/2043	830	899
4.400%, 10/15/2044	182	186
4.250%, 05/01/2046	700	704
Mid-Atlantic Interstate Transmission
4.100%, 05/15/2028 (C)	871	863
Mississippi Power
3.950%, 03/30/2028	728	713

SEI Institutional Managed Trust / Annual Report / September 30, 2018	147

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.048%, VAR ICE LIBOR USD 3 Month+0.650%, 03/27/2020	$2,100	$2,100
NextEra Energy Capital Holdings
2.821%, VAR ICE LIBOR USD 3 Month+0.480%, 05/04/2021	4,400	4,412
2.300%, 04/01/2019	500	499
NiSource
5.800%, 02/01/2042	149	164
2.650%, 11/17/2022	600	573
Oncor Electric Delivery
7.000%, 09/01/2022	565	639
5.250%, 09/30/2040	250	286
4.550%, 12/01/2041	690	734
Pacific Gas & Electric
6.050%, 03/01/2034	1,182	1,344
5.800%, 03/01/2037	780	870
5.400%, 01/15/2040	42	45
4.500%, 12/15/2041	48	44
4.300%, 03/15/2045	174	159
3.950%, 12/01/2047	299	260
3.300%, 03/15/2027	445	409
3.250%, 09/15/2021	12	12
PECO Energy
4.150%, 10/01/2044	1,140	1,129
Pennsylvania Electric
5.200%, 04/01/2020	200	205
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	500	519
5.450%, 05/21/2028 (C)	250	257
4.125%, 05/15/2027 (C)	670	628
PPL Capital Funding
3.100%, 05/15/2026	666	619
Progress Energy
3.150%, 04/01/2022	280	275
Public Service Electric & Gas MTN
3.700%, 05/01/2028	1,545	1,535
Public Service of New Hampshire
3.500%, 11/01/2023	515	514
Sempra Energy
4.000%, 02/01/2048 (D)	1,639	1,463
2.900%, 02/01/2023	1,103	1,065
South Carolina Electric & Gas
5.100%, 06/01/2065	154	154
4.250%, 08/15/2028 (D)	1,124	1,120
3.500%, 08/15/2021	530	530
Southern
2.150%, 09/01/2019	1,470	1,458
Southern California Edison
4.125%, 03/01/2048	1,773	1,695
4.050%, 03/15/2042	5	5
3.700%, 08/01/2025	533	529

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern Gas Capital
4.400%, 05/30/2047	$500	$476
Southwestern Electric Power
3.900%, 04/01/2045	300	272
3.850%, 02/01/2048	545	488
2.750%, 10/01/2026	211	193
Texas-New Mexico Power
9.500%, 04/01/2019 (C)	1,100	1,135
Virginia Electric & Power
4.650%, 08/15/2043	585	615
2.950%, 01/15/2022	330	325
2.750%, 03/15/2023	500	484
WEC Energy Group
3.375%, 06/15/2021	1,000	1,000

		85,645

Total Corporate Obligations (Cost $1,229,194) ($ Thousands)		1,217,633

U.S. TREASURY OBLIGATIONS — 23.8%
U.S. Treasury Bills (A)
2.198%, 01/31/2019	4,630	4,595
2.194%, 02/21/2019	3,230	3,201
2.172%, 01/24/2019	6,286	6,241
2.114%, 12/13/2018 (E)	1,379	1,373
2.091%, 11/29/2018	6,960	6,936
2.056%, 11/15/2018	12,770	12,737
U.S. Treasury Bonds
3.750%, 11/15/2043	9,680	10,599
3.625%, 02/15/2044	1,270	1,364
3.125%, 05/15/2048	75,748	74,739
3.000%, 11/15/2045	2,536	2,446
3.000%, 02/15/2047	1,142	1,101
3.000%, 05/15/2047	12,690	12,222
3.000%, 02/15/2048	853	821
3.000%, 08/15/2048	45,342	43,636
2.875%, 08/15/2045	52,275	49,224
2.875%, 11/15/2046	5,425	5,102
2.750%, 08/15/2047	5,957	5,455
2.750%, 11/15/2047	18,576	17,005
2.500%, 02/15/2045 (E)	52,160	45,683
2.500%, 02/15/2046	41,240	35,992
2.500%, 05/15/2046	17,678	15,416
2.000%, 02/15/2025	54,590	51,413
U.S. Treasury Inflation Protected Securities
1.375%, 02/15/2044	616	660
1.000%, 02/15/2048	2,938	2,902
0.750%, 02/15/2042	2,420	2,271
0.625%, 02/15/2043	1,502	1,364
U.S. Treasury Notes
3.000%, 09/30/2025	1,510	1,508

148	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.875%, 09/30/2023	$15,821	$15,766
2.875%, 04/30/2025	4,570	4,534
2.875%, 05/31/2025	2,130	2,112
2.875%, 05/15/2028	5,120	5,043
2.875%, 08/15/2028	87,714	86,364
2.750%, 09/30/2020	1,475	1,473
2.750%, 08/15/2021	10,360	10,322
2.750%, 09/15/2021	19,525	19,451
2.750%, 04/30/2023	1,025	1,017
2.750%, 07/31/2023	139,630	138,392
2.750%, 08/31/2023	42,838	42,463
2.750%, 08/31/2025	14,455	14,217
2.750%, 02/15/2028	4,006	3,906
2.625%, 08/31/2020	1,220	1,216
2.625%, 05/15/2021	1,914	1,902
2.625%, 06/15/2021	410	407
2.625%, 07/15/2021	1,394	1,384
2.625%, 06/30/2023	4,401	4,338
2.375%, 01/31/2023	2,149	2,100
2.250%, 03/31/2020	2,700	2,680
2.250%, 02/15/2021	7,940	7,829
2.250%, 11/15/2025	650	618
2.250%, 02/15/2027	11,057	10,408
2.250%, 11/15/2027	8,279	7,749
2.125%, 08/15/2021	6,510	6,375
2.125%, 12/31/2022	2,346	2,270
2.000%, 01/15/2021	8,585	8,423
2.000%, 02/28/2021	21,115	20,692
2.000%, 08/31/2021	18,070	17,628
2.000%, 12/31/2021	7,045	6,849
2.000%, 10/31/2022	6,146	5,926
2.000%, 11/15/2026	963	891
1.875%, 12/31/2019	1,745	1,727
1.875%, 04/30/2022	1,812	1,748
1.625%, 07/31/2020	1,559	1,526
1.625%, 08/31/2022	6,191	5,894
1.500%, 02/28/2019	24,400	24,312
1.500%, 08/15/2020	1	1
1.500%, 08/15/2026	5,247	4,685
1.375%, 08/31/2020	10,745	10,457
1.375%, 01/31/2021	2,895	2,799
1.375%, 05/31/2021	13,970	13,435
1.125%, 02/28/2021	2,700	2,591
1.125%, 08/31/2021	13,040	12,401

Total U.S. Treasury Obligations (Cost $968,475) ($ Thousands)		952,327

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 8.1%

Automotive — 1.0%

Ally Auto Receivables Trust, Ser 2015-1, Cl A4
1.750%, 05/15/2020	$429	$428
Ally Auto Receivables Trust, Ser 2015-2, Cl A4
1.840%, 06/15/2020	456	455
Americredit Automobile Receivables Trust, Ser 2018-1, Cl A3
3.070%, 12/19/2022	540	539
Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (C)	1,592	1,551
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A4
2.130%, 05/20/2020	339	339
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	925	923
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	585	583
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A4
1.630%, 01/20/2021	201	200
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/20/2021	486	481
Ford Credit Auto Lease Trust, Ser 2017-A, Cl A3
1.880%, 04/15/2020	800	798
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	1,665	1,660
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (C)	1,705	1,694
Ford Credit Auto Owner Trust, Ser 2014-C, Cl A4
1.560%, 02/15/2020	127	127
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	2,295	2,268
Ford Credit Auto Owner Trust, Ser 2015-A, Cl A4
1.640%, 06/15/2020	362	362
Ford Credit Auto Owner Trust, Ser 2017-1, Cl A
2.620%, 08/15/2028 (C)	3,360	3,273
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (C)	1,086	1,041

SEI Institutional Managed Trust / Annual Report / September 30, 2018	149

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2017-A, Cl A4
1.920%, 04/15/2022	$774	$758
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (C)	1,806	1,761
Ford Credit Auto Owner Trust, Ser 2018-2, Cl A
3.470%, 01/15/2030 (C)	2,531	2,527
Foursight Capital Automobile Receivables Trust, Ser 2018-1, Cl A3
3.240%, 09/15/2022 (C)	800	797
Hertz Fleet Lease Funding, Ser 2017-1, Cl A2
2.130%, 04/10/2031 (C)	556	552
Hertz Vehicle Financing II, Ser 2015-1A, Cl C
4.350%, 03/25/2021 (C)	650	646
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (C)	2,188	2,149
Hertz Vehicle Financing II, Ser 2016-2A, Cl A
2.950%, 03/25/2022 (C)	810	797
Hertz Vehicle Financing II, Ser 2016-3A, Cl B
3.110%, 07/25/2020 (C)	487	485
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (C)	1,016	1,003
Hertz Vehicle Financing II, Ser 2017-2A, Cl A
3.290%, 10/25/2023 (C)	1,621	1,577
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (C)	1,790	1,741
Hertz Vehicle Financing, Ser 2018-2A, Cl A
3.650%, 06/27/2022 (C)	1,130	1,127
Hertz Vehicle Financing, Ser 2018-3A, Cl A
4.030%, 07/25/2024 (C)	1,766	1,766
Hyundai Auto Receivables Trust, Ser 2017-A, Cl A2A
1.480%, 02/18/2020	611	609
Mercedes-Benz Auto Lease Trust, Ser 2017-A, Cl A3
1.790%, 04/15/2020	2,045	2,037
Prestige Auto Receivables Trust, Ser 2017-1A, Cl B
2.390%, 05/16/2022 (C)	3,335	3,294
World Omni Auto Receivables Trust, Ser 2014-B, Cl A4
1.680%, 12/15/2020	399	398
World Omni Auto Receivables Trust, Ser 2016-A, Cl A4
1.950%, 05/16/2022	1,052	1,036

		41,782

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit Cards — 0.4%
American Express Credit Account Master Trust, Ser 2017-4, Cl A
1.640%, 12/15/2021	$1,390	$1,381
American Express Credit Account Master Trust, Ser 2018-9, Cl A
2.592%, VAR ICE LIBOR USD 1 Month+0.380%, 04/15/2026	1,361	1,361
Citibank Credit Card Issuance Trust, Ser 2018-A2, Cl A2
2.495%, VAR LIBOR USD 1 Month+0.330%, 01/20/2025	2,327	2,328
Synchrony Credit Card Master Note Trust, Ser 2015-1, Cl A
2.370%, 03/15/2023	321	318
Synchrony Credit Card Master Note Trust, Ser 2018-2, Cl A
3.470%, 05/15/2026	1,002	1,001
World Financial Network Credit Card Master Trust, Ser 2015-B, Cl A
2.550%, 06/17/2024	99	98
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	2,798	2,697
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/2023	661	653
World Financial Network Credit Card Master Trust, Ser 2017-A, Cl A
2.120%, 03/15/2024	1,577	1,550
World Financial Network Credit Card Master Trust, Ser 2017-C, Cl A
2.310%, 08/15/2024	2,597	2,547

		13,934

Mortgage Related Securities — 0.8%

ACE Securities Home Equity Loan Trust, Ser 2005-HE6, Cl A2D
2.576%, VAR ICE LIBOR USD 1 Month+0.360%, 10/25/2035	483	483
ACE Securities Home Equity Loan Trust, Ser 2006-NC1, Cl A1
2.656%, VAR ICE LIBOR USD 1 Month+0.220%, 12/25/2035	513	513
Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
3.266%, VAR ICE LIBOR USD 1 Month+1.050%, 10/27/2008	505	474
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
2.466%,VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	960	958

150	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Airspeed, Ser 2007-1A, Cl G2
2.438%, VAR LIBOR USD 1 Month+0.280%, 06/15/2032 (C)	$251	$234
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2003-9, Cl AV1
2.976%, VAR ICE LIBOR USD 1 Month+0.760%, 09/25/2033	110	109
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2005-R10, Cl M1
2.626%, VAR ICE LIBOR USD 1 Month+0.410%, 01/25/2036	1,809	1,809
Argent Securities, Ser 2003-W5, Cl M1
3.266%, VAR ICE LIBOR USD 1 Month+1.050%, 10/25/2033	157	158
Bear Stearns Asset-Backed Securities Trust, Ser 2004-HE10, Cl M1
3.191%, VAR ICE LIBOR USD 1 Month+0.975%, 12/25/2034	429	432
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
2.646%, VAR ICE LIBOR USD 1 Month+0.430%, 02/25/2031 (C)	61	60
Centex Home Equity, Ser 2006-A, Cl AV4
2.466%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	2,120	2,114
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.078%, 11/25/2034	63	65
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.392%, 03/25/2037	1,970	2,049
Citifinancial Mortgage Securities, Ser 2004- 1, Cl AF4
5.070%, 04/25/2034	315	321
Citigroup Mortgage Loan Trust, Ser 2006- HE2, Cl A2D
2.456%, VAR ICE LIBOR USD 1 Month+0.240%, 08/25/2036	3,294	3,284
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
2.716%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	511	502
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
2.756%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	393	392
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
4.715%, 04/25/2047	428	413

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
2.298%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	$546	$515
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
2.951%, VAR ICE LIBOR USD 1 Month+0.735%, 10/25/2035	394	395
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
3.216%, VAR ICE LIBOR USD 1 Month+1.000%, 08/25/2034	590	575
GSAMP Trust, Ser 2006-HE1, Cl A2D
2.526%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	927	928
GSAMP Trust, Ser 2006-NC1, Cl A3
2.506%, VAR ICE LIBOR USD 1 Month+0.290%, 02/25/2036	2,277	2,274
HSI Asset Securitization Trust, Ser 2006- OPT4, Cl 1A1
2.386%, VAR ICE LIBOR USD 1 Month+0.170%, 03/25/2036	1,668	1,657
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
2.496%, VAR ICE LIBOR USD 1 Month+0.280%, 05/25/2037	5,500	4,619
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
2.891%, VAR ICE LIBOR USD 1 Month+0.675%, 12/25/2034	622	608
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
2.936%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (C)	126	123
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
2.951%, VAR ICE LIBOR USD 1 Month+0.735%, 07/25/2035	1,006	1,007
Option One Mortgage Loan Trust, Ser 2005- 4, Cl M1
2.656%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	759	758
Option One Mortgage Loan Trust, Ser 2006- 1, Cl 1A1
2.436%, VAR ICE LIBOR USD 1 Month+0.220%, 01/25/2036	1,897	1,880
People’s Choice Home Loan Securities Trust, Ser 2004-1, Cl M1
3.101%, VAR ICE LIBOR USD 1 Month+0.885%, 06/25/2034	650	642
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl A
2.410%, 09/15/2023 (C)	159	159

SEI Institutional Managed Trust / Annual Report / September 30, 2018	151

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
RAMP Trust, Ser 2006-RZ1, Cl M1
2.616%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2036	$667	$666
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.706%, 06/25/2033	5	5
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
2.766%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	495	484
Structured Asset Investment Loan Trust, Ser 2005-HE1, Cl M1
2.686%, VAR ICE LIBOR USD 1 Month+0.470%, 07/25/2035	1,158	1,159
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	29	29
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2005-WF4, Cl M2
2.861%, VAR ICE LIBOR USD 1 Month+0.645%, 11/25/2035	264	265

		33,118

Other Asset-Backed Securities — 5.9%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
3.316%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (C)	1,923	1,937
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (C)	350	342
Babson CLO, Ser 2017-IA, Cl AR
3.148%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (C)	1,175	1,168
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, Cl A1
3.000%, 03/28/2057 (B)(C)	992	955
Brazos Higher Education Authority, Ser 2010-1, Cl A2
3.511%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	3,050	3,136
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
3.335%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	2,150	2,184
CIT Education Loan Trust, Ser 2007-1, Cl A
2.463%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	1,419	1,382
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl M1
5.392%, 03/25/2037	1,430	1,463

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	$13	$13
College Avenue Student Loans, Ser 2017-A, Cl A1
3.866%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	957	977
College Avenue Student Loans, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (C)	645	642
Commonbond Student Loan Trust, Ser 2018-BGS, Cl A1
3.560%, 09/25/2045 (C)	1,480	1,480
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	1,487	1,474
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
3.016%, VAR ICE LIBOR USD 1 Month+0.800%, 10/25/2047	2,135	2,113
CSMC Trust, Ser 2017-RPL1, Cl M2
3.100%, 07/25/2057 (B)(C)	1,760	1,438
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
2.458%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	126	126
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (C)	242	241
Dryden XXVI Senior Loan Fund, Ser 2018-26A, Cl AR
3.248%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (C)	1,150	1,142
Educational Funding of the South, Ser 2011-1, Cl A2
2.985%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	1,131	1,132
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2005-FF8, Cl M1
2.951%, VAR ICE LIBOR USD 1 Month+0.735%, 09/25/2035	1,136	1,140
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/2021	1,350	1,333
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	986	959
GoldenTree Loan Opportunities IX, Ser 2018-9A, Cl AR2
3.619%, VAR ICE LIBOR USD 3 Month+1.110%, 10/29/2029 (C)	3,000	3,000
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
5.631%, 02/20/2032 (B)	25	25

152	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GSAMP Trust, Ser 2003-SEA, Cl A1
2.616%, VAR ICE LIBOR USD 1 Month+0.400%, 02/25/2033	$876	$862
GSAMP Trust, Ser 2006-HE3, Cl A2D
2.466%, VAR ICE LIBOR USD 1 Month+0.250%, 05/25/2046	3,300	3,084
Higher Education Funding, Ser 2014-1, Cl A
3.361%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	1,955	1,967
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
2.396%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	265	264
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	1,013	1,018
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	1,358	1,312
LCM XXI, Ser 2018-21A, Cl AR
3.228%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (C)	1,290	1,286
Lehman Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	114	115
Magnetite VII, Ser 2018-7A, Cl A1R2
3.139%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (C)	1,000	992
Magnetite XI, Ser 2017-11A, Cl A1R
3.453%, VAR ICE LIBOR USD 3 Month+1.120%, 01/18/2027 (C)	1,730	1,729
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,414	2,497
Morgan Stanley Resecuritization Trust, Ser 2015-R7, Cl 1BXA
9.245%, 02/26/2029 (B)(C)	930	1,012
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
3.758%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (C)	1,330	1,371
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
2.858%, VAR ICE LIBOR USD 1 Month+0.700%, 09/16/2024 (C)	386	387
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	647	647
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (C)	1,918	1,941
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
4.308%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	709	738

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2017-A, Cl A2B
3.058%, VAR ICE LIBOR USD 1 Month+0.900%, 12/16/2058 (C)	$1,884	$1,896
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2B
2.878%, VAR ICE LIBOR USD 1 Month+0.720%, 12/15/2059 (C)	809	810
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	475	466
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (C)	526	522
Navient Student Loan Trust, Ser 2014-1, Cl A3
2.726%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	5,022	5,032
Navient Student Loan Trust, Ser 2014-2, Cl A
2.856%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	2,909	2,891
Navient Student Loan Trust, Ser 2014-3, Cl A
2.836%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,954	2,940
Navient Student Loan Trust, Ser 2014-4, Cl A
2.836%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,042	2,032
Navient Student Loan Trust, Ser 2015-1, Cl A2
2.816%, VAR ICE LIBOR USD 1 Month+0.600%, 04/25/2040	881	883
Navient Student Loan Trust, Ser 2016-1A, Cl A
2.916%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (C)	745	750
Navient Student Loan Trust, Ser 2016-2A, Cl A3
3.716%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2065 (C)	1,270	1,324
Navient Student Loan Trust, Ser 2016-3A, Cl A2
3.066%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (C)	667	671
Navient Student Loan Trust, Ser 2017-1A, Cl A2
2.966%, VAR ICE LIBOR USD 1 Month+0.750%, 07/26/2066 (C)	700	703
Navient Student Loan Trust, Ser 2017-3A, Cl A3
3.266%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (C)	2,900	2,965
Navient Student Loan Trust, Ser 2017-4A, Cl A2
2.716%, VAR ICE LIBOR USD 1 Month+0.500%, 09/27/2066 (C)	859	863

SEI Institutional Managed Trust / Annual Report / September 30, 2018	153

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
2.515%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	$868	$858
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
2.495%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	727	721
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
2.445%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	3,657	3,635
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
2.466%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	3,307	3,283
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
2.486%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	4,277	4,242
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
2.546%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	638	630
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
2.723%, VAR ICE LIBOR USD 3 Month+0.350%, 03/25/2026 (C)	79	78
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
3.980%, VAR ICE LIBOR USD 3 Month+1.650%, 11/25/2024	448	454
Nelnet Student Loan Trust, Ser 2010-2A, Cl A
3.223%, VAR ICE LIBOR USD 3 Month+0.850%, 09/25/2048 (C)	3,206	3,254
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
3.016%, VAR ICE LIBOR USD 1 Month+0.800%, 04/25/2046 (C)	372	375
Nelnet Student Loan Trust, Ser 2011-1A, Cl A
3.066%, VAR ICE LIBOR USD 1 Month+0.850%, 02/25/2048 (C)	423	425
Nelnet Student Loan Trust, Ser 2012-4A, Cl A
2.916%, VAR ICE LIBOR USD 1 Month+0.700%, 09/27/2038 (C)	3,550	3,575
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
2.816%, VAR ICE LIBOR USD 1 Month+0.600%, 10/27/2036 (C)	1,244	1,242
Nelnet Student Loan Trust, Ser 2013-1A, Cl A
2.816%, VAR ICE LIBOR USD 1 Month+0.600%, 06/25/2041 (C)	1,020	1,024
Nelnet Student Loan Trust, Ser 2014-1A, Cl A
2.786%, VAR ICE LIBOR USD 1 Month+0.570%, 09/25/2041 (C)	535	536
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
3.066%, VAR ICE LIBOR USD 1 Month+0.850%, 07/27/2037 (C)	950	955
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
3.166%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	2,155	2,167

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
2.816%, VAR ICE LIBOR USD 1 Month+0.600%, 09/25/2047 (C)	$2,466	$2,463
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
3.016%, VAR ICE LIBOR USD 1 Month+0.800%, 09/25/2065 (C)	1,863	1,880
Nelnet Student Loan Trust, Ser 2017-2A, Cl A
2.986%, VAR ICE LIBOR USD 1 Month+0.770%, 09/25/2065 (C)	2,015	2,024
Nelnet Student Loan Trust, Ser 2017-3A, Cl A
3.066%, VAR ICE LIBOR USD 1 Month+0.850%, 02/25/2066 (C)	1,746	1,756
Nelnet Student Loan Trust, Ser 2018-2A, Cl A
2.866%, VAR ICE LIBOR USD 1 Month+0.650%, 07/26/2066 (C)	3,754	3,755
Nelnet Student Loan Trust, Ser 2018-3A, Cl A2
2.656%, VAR ICE LIBOR USD 1 Month+0.440%, 09/27/2066 (C)	1,897	1,897
North Carolina State, Education Assistance Authority, Ser 2011-2, Cl A2
3.135%, VAR ICE LIBOR USD 3 Month+0.800%, 07/25/2025	562	563
Octagon Investment Partners 25, Ser 2018-1A, Cl AR
3.148%, VAR ICE LIBOR USD 3 Month+0.800%, 10/20/2026 (C)	910	904
Origen Manufactured Housing, Ser 2006-A, Cl A2
3.953%, 10/15/2037 (B)	1,666	1,559
PFCA Home Equity Investment Trust, Ser 2004-GP2, Cl A
3.918%, 08/25/2035 (B)(C)	1,459	1,431
RAMP Trust, Ser 2006-RZ3, Cl M1
2.566%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	6,530	6,449
SBA Small Business Investment, Ser 2018-10A, Cl 1
3.187%, 03/10/2028	688	676
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/11/2028	670	669
Scholar Funding Trust, Ser 2011-A, Cl A
3.239%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (C)	748	750
SLC Student Loan Trust, Ser 2005-3, Cl A4
2.484%, VAR ICE LIBOR USD 3 Month+0.150%, 12/15/2039	1,240	1,190
SLM Private Credit Student Loan Trust, Ser 2005-A, Cl A4
2.644%, VAR ICE LIBOR USD 3 Month+0.310%, 12/15/2038	1,560	1,527

154	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2003-1, Cl A5C
3.084%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	$873	$869
SLM Student Loan Trust, Ser 2003-10A, Cl A3
2.804%, VAR LIBOR USD 3 Month+0.470%, 12/15/2027 (C)	998	1,000
SLM Student Loan Trust, Ser 2005-10, Cl A5
2.465%, VAR ICE LIBOR USD 3 Month+0.130%, 07/26/2021	645	639
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.455%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	2,430	2,423
SLM Student Loan Trust, Ser 2005-4, Cl A4
2.505%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2040	3,000	2,899
SLM Student Loan Trust, Ser 2005-7, Cl A4
2.485%, VAR ICE LIBOR USD 3 Month+0.150%, 10/25/2029	1,838	1,836
SLM Student Loan Trust, Ser 2006-1, Cl A5
2.445%, VAR ICE LIBOR USD 3 Month+0.110%, 07/26/2021	2,961	2,935
SLM Student Loan Trust, Ser 2006-10, Cl A6
2.485%, VAR ICE LIBOR USD 3 Month+0.150%, 03/25/2044	3,992	3,842
SLM Student Loan Trust, Ser 2006-2, Cl A6
2.505%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	537	526
SLM Student Loan Trust, Ser 2006-3, Cl A5
2.435%, VAR ICE LIBOR USD 3 Month+0.100%, 01/25/2021	1,717	1,702
SLM Student Loan Trust, Ser 2006-8, Cl A6
2.495%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	2,440	2,367
SLM Student Loan Trust, Ser 2007-1, Cl A5
2.425%, VAR ICE LIBOR USD 3 Month+0.090%, 01/26/2026	274	273
SLM Student Loan Trust, Ser 2007-1, Cl A6
2.475%, VAR ICE LIBOR USD 3 Month+0.140%, 01/27/2042	361	351
SLM Student Loan Trust, Ser 2007-2, Cl A4
2.395%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	2,169	2,118
SLM Student Loan Trust, Ser 2007-6, Cl A4
2.715%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	809	811
SLM Student Loan Trust, Ser 2007-7, Cl B
3.085%, VAR ICE LIBOR USD 3 Month+0.750%, 10/27/2070	1,050	995
SLM Student Loan Trust, Ser 2008-2, Cl A3
3.110%, VAR ICE LIBOR USD 3 Month+0.750%, 04/25/2023	1,101	1,093

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-2, Cl B
3.535%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	$685	$671
SLM Student Loan Trust, Ser 2008-3, Cl B
3.535%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	685	669
SLM Student Loan Trust, Ser 2008-4, Cl A4
4.010%, VAR ICE LIBOR USD 3 Month+1.650%, 07/25/2022	899	918
SLM Student Loan Trust, Ser 2008-4, Cl B
4.185%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	685	704
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.035%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	283	290
SLM Student Loan Trust, Ser 2008-5, Cl B
4.185%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	685	700
SLM Student Loan Trust, Ser 2008-6, Cl A4
3.435%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	4,390	4,412
SLM Student Loan Trust, Ser 2008-6, Cl B
4.185%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	685	697
SLM Student Loan Trust, Ser 2008-7, Cl B
4.185%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	685	702
SLM Student Loan Trust, Ser 2008-8, Cl B
4.585%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	685	724
SLM Student Loan Trust, Ser 2008-9, Cl A
3.835%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	3,441	3,513
SLM Student Loan Trust, Ser 2008-9, Cl B
4.585%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	685	712
SLM Student Loan Trust, Ser 2009-3, Cl A
2.966%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2045 (C)	722	726
SLM Student Loan Trust, Ser 2010-1, Cl A
2.616%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	498	491
SLM Student Loan Trust, Ser 2012-1, Cl A3
3.166%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	3,219	3,227
SLM Student Loan Trust, Ser 2012-2, Cl A
2.916%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	1,565	1,557
SLM Student Loan Trust, Ser 2012-6, Cl A3
2.966%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	466	466

SEI Institutional Managed Trust / Annual Report / September 30, 2018	155

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2013-4, Cl A
2.766%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	$612	$614
SLM Student Loan Trust, Ser 2013-B, Cl A2B
3.258%, VAR ICE LIBOR USD 1 Month+1.100%, 06/17/2030 (C)	117	118
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	110	111
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	599	587
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
3.158%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (C)	1,095	1,105
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)	571	568
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
3.558%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (C)	532	539
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	2,364	2,318
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
3.563%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (C)	2,489	2,571
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (C)	1,577	1,524
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
3.608%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	2,865	2,927
SMB Private Education Loan Trust, Ser 2016-C, Cl A2A
2.340%, 09/15/2034 (C)	2,449	2,376
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
3.258%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	2,047	2,073
SMB Private Education Loan Trust, Ser 2017-A, Cl A2B
3.058%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (C)	2,778	2,796
SMB Private Education Loan Trust, Ser 2017-B, Cl A2B
2.908%, VAR ICE LIBOR USD 1 Month+0.750%, 10/15/2035 (C)	1,738	1,743

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2018-A, Cl A2B
2.958%, VAR ICE LIBOR USD 1 Month+0.800%, 02/15/2036 (C)	$710	$713
SMB Private Education Loan Trust, Ser 2018-B, Cl A2A
3.600%, 01/15/2037 (C)	853	848
SMB Private Education Loan Trust, Ser 2018-B, Cl A2B
2.878%, VAR ICE LIBOR USD 1 Month+0.720%, 01/15/2037 (C)	1,452	1,453
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (C)	1,375	1,374
SMB Private Education Loan Trust, Ser 2018-C, Cl A2B
2.926%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (C)	1,641	1,641
Sofi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (C)	956	952
Sofi Consumer Loan Program Trust, Ser 2018-2, Cl A2
3.350%, 04/26/2027 (C)	325	324
Sofi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (C)	3,000	3,000
Sofi Consumer Loan Program, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (C)	220	217
SoFi Professional Loan Program, Ser 2016-D, Cl A1
3.166%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	186	187
SoFi Professional Loan Program, Ser 2016-E, Cl A1
3.066%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	438	440
SoFi Professional Loan Program, Ser 2017-A, Cl A1
2.916%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	409	410
SoFi Professional Loan Program, Ser 2017-B, Cl A2FX
2.740%, 05/25/2040 (C)	862	846
SoFi Professional Loan Program, Ser 2017-C, Cl A2B
2.630%, 07/25/2040 (C)	1,259	1,219
SoFi Professional Loan Program, Ser 2017-E, Cl A1
2.716%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (C)	389	390

156	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (C)		$2,162	$2,088
SoFi Professional Loan Program, Ser 2018-A, Cl A2B
2.950%, 02/25/2042 (C)		201	196
SoFi Professional Loan Program, Ser 2018-C, Cl A2FX
3.590%, 01/25/2048 (C)		2,394	2,386
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (B)(C)		1,111	1,088
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (B)(C)		2,252	2,189
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
2.816%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (C)		2,083	2,084
Upstart Securitization Trust, Ser 2017-1, Cl A
2.639%, 06/20/2024 (C)		302	301
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (C)		1,331	1,325
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (C)		1,400	1,390
Verizon Owner Trust, Ser 2017-1A, Cl A
2.060%, 09/20/2021 (C)		1,725	1,709
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (C)		1,780	1,757
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl A4
2.466%, VAR ICE LIBOR USD 1 Month+0.250%, 07/25/2036		1,217	1,214

			234,288

Total Asset-Backed Securities (Cost $317,996) ($ Thousands)			323,122

SOVEREIGN DEBT — 2.4%

Abu Dhabi Government International Bond
2.500%, 10/11/2022 (C)		1,850	1,780
Argentine Bonos del Tesoro
18.200%, 10/03/2021	ARS	19,870	390
Argentine Republic Government International Bond
7.625%, 04/22/2046		$180	146
7.500%, 04/22/2026		470	419
7.125%, 07/06/2036		220	175
6.875%, 04/22/2021		190	182
6.875%, 01/11/2048		3,140	2,418
5.625%, 01/26/2022		1,300	1,170
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	23,399	5,926
10.000%, 01/01/2023		3,994	976
10.000%, 01/01/2027		571	132

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Brazilian Government International Bond
5.625%, 01/07/2041		$1,120	$1,019
5.000%, 01/27/2045		3,400	2,800
4.625%, 01/13/2028		4,440	4,065
2.625%, 01/05/2023		200	183
China Government Bond
3.390%, 05/21/2025	CNY	2,000	284
3.310%, 11/30/2025		11,500	1,626
Colombia Government International Bond
5.625%, 02/26/2044		$1,510	1,623
5.000%, 06/15/2045		830	829
Ecuador Government International Bond
7.875%, 01/23/2028 (C)		380	342
Egypt Government International Bond
5.577%, 02/21/2023 (C)		410	398
Export-Import Bank of India
3.375%, 08/05/2026 (C)		350	320
Export-Import Bank of Korea
3.000%, 11/01/2022		1,104	1,075
2.500%, 11/01/2020		792	777
Indonesia Government International Bond
5.875%, 03/13/2020		240	249
5.875%, 01/15/2024 (C)		840	900
5.250%, 01/08/2047 (C)		400	408
5.125%, 01/15/2045 (C)(D)		400	401
4.350%, 01/11/2048		460	421
3.850%, 07/18/2027 (C)		800	762
3.750%, 04/25/2022 (C)		740	734
3.500%, 01/11/2028		400	372
2.950%, 01/11/2023		1,944	1,857
Japan Bank for International Cooperation
3.125%, 07/20/2021		532	530
Japan Finance Organization for Municipalities
4.000%, 01/13/2021 (D)		1,800	1,829
Japan Treasury Discount Bill
-0.146%, 10/15/2018 (A)(F)	JPY	780,000	6,867
-0.159%, 11/05/2018 (A)(F)		760,000	6,692
-0.164%, 11/19/2018 (A)(F)		244,000	2,149
Kazakhstan Government International Bond
4.875%, 10/14/2044 (C)(D)		$660	674
Kenya Government International Bond
7.250%, 02/28/2028 (C)		200	194
6.875%, 06/24/2024		200	201
Korea International Bond
3.875%, 09/20/2048		440	436
3.500%, 09/20/2028		1,135	1,124
Kuwait International Government Bond
3.500%, 03/20/2027 (C)		1,230	1,205
Mexico Government International Bond
6.050%, 01/11/2040		1,210	1,344
4.750%, 03/08/2044		9,200	8,791

SEI Institutional Managed Trust / Annual Report / September 30, 2018	157

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.600%, 02/10/2048		$1,336	$1,256
3.750%, 01/11/2028		390	371
3.600%, 01/30/2025		3,300	3,204
Nigeria Government International Bond
7.143%, 02/23/2030 (C)		240	234
6.500%, 11/28/2027 (C)		220	212
Panama Government International Bond
6.700%, 01/26/2036		440	549
4.500%, 05/15/2047		640	641
Paraguay Government International Bond
6.100%, 08/11/2044 (C)		510	533
Peruvian Government International Bond
6.550%, 03/14/2037		1,410	1,780
5.625%, 11/18/2050		400	475
Province of Quebec Canada
2.625%, 02/13/2023		620	604
Provincia de Buenos Aires
7.875%, 06/15/2027 (C)		250	208
6.500%, 02/15/2023 (C)		300	262
Republic of Poland Government International Bond
5.000%, 03/23/2022		100	105
4.000%, 01/22/2024		3,067	3,127
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	315,940	4,761
7.000%, 01/25/2023		34,160	503
7.000%, 08/16/2023		231,430	3,393
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030 (C)		$783	864
5.625%, 04/04/2042		1,800	1,891
4.500%, 04/04/2022		400	405
Saudi Government International Bond MTN
5.000%, 04/17/2049 (C)		1,011	1,026
4.000%, 04/17/2025 (C)		570	570
2.875%, 03/04/2023 (C)		1,020	985
Uruguay Government International Bond
5.100%, 06/18/2050		650	663
4.975%, 04/20/2055		565	565

Total Sovereign Debt (Cost $99,762) ($ Thousands)			96,382

COMMERCIAL PAPER — 0.7%
BPCE
2.365%, 10/01/2018 (A)(C)		8,790	8,788
Danske
2.253%, 11/09/2018 (A)(C)		4,860	4,847
Mitsubishi UFJ Trust & Banking
2.336%, 10/10/2018 (A)(C)		6,050	6,046

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Standard Chartered Bank
2.314%, 10/03/2018 (A)(C)	$10,270	$ 10,267

Total Commercial Paper (Cost $29,953) ($ Thousands)		29,948

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
FHLB DN
2.185%, 01/07/2019 (A)	8,810	8,756
2.125%, 02/11/2020 (A)	430	427
2.090%, 11/23/2018 (A)	720	718
2.049%, 11/07/2014 (A)	1,570	1,566
2.010%, 11/01/2018 (A)	1,750	1,747
1.971%, 10/15/2018 (A)	2,180	2,178
1.375%, 11/15/2019 (A)	1,370	1,350
FICO STRIPS, PO
0.000%, 11/02/2018 (A)	1,800	1,797
FNMA
3.630%, 10/09/2019 (A)	7,835	7,619
Tennessee Valley Authority
3.875%, 02/15/2021	1,510	1,543

Total U.S. Government Agency Obligations (Cost $27,311) ($ Thousands)		27,701

LOAN PARTICIPATIONS — 0.6%
1011778 BC ULC/New Red Finance (aka Burger King/Tim Hortons), Term B-3 Loan, 1st Lien
4.492%, VAR LIBOR+2.250%, 02/16/2024	349	349
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.383%, VAR LIBOR+3.250%, 04/28/2022	472	464
Albertson’s LLC, 2017-1 Term B-4 Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 08/25/2021	274	275
Albertson’s LLC, 2017-1 Term B-6 Loan, 1st Lien, Ser 2017-1
5.311%, VAR LIBOR+3.000%, 06/22/2023	202	202
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
4.470%, VAR LIBOR+2.250%, 04/06/2024	237	236
4.450%, VAR LIBOR+2.250%, 04/06/2024	161	161

158	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
American Builders & Contractors Supply, Term B-2 Loan, 1st Lien
4.242%, VAR LIBOR+2.000%, 10/31/2023	$598	$594
Aramark Intermediate HoldCo, U.S. Term B-3 Loan, 1st Lien
4.084%, VAR LIBOR+1.750%, 03/11/2025	594	554
Aristocrat Leisure Limited, Term B-3 Loan, 1st Lien
4.098%, VAR LIBOR+1.750%, 10/19/2024	44	44
Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 1st Lien
4.165%, VAR LIBOR+2.000%, 01/15/2025	413	414
Beacon Roofing Supply, Inc., Initial Term Loan, 1st Lien
4.383%, VAR LIBOR+2.250%, 01/02/2025	607	605
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
4.186%, VAR LIBOR+2.000%, 10/01/2022	660	662
Boyd Gaming Corporation, Refinancing Term B Loan
4.417%, VAR LIBOR+2.500%, 09/15/2023	155	156
Brightview Landscapes LLC, Initial Term Loan, 1st Lien
4.688%, 08/15/2025	160	160
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 12/23/2024	521	524
Catalent Pharma Solutions, Term Loan B, 1st Lien
4.492%, 05/20/2024	150	151
CBS Radio Inc., Additional Term B-1 Loan, 1st Lien
4.962%, VAR LIBOR+2.750%, 11/18/2024	79	79
CenturyLink, Inc., Initial Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 01/31/2025	113	112
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 03/01/2024	440	441

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Charter Communications Operating, LLC (aka CCO Safari LLC), Term B Loan, 1st Lien
4.250%, VAR LIBOR+2.000%, 04/30/2025	$298	$298
CityCenter Holdings, LLC, Term B Loan, 1st Lien
4.492%, VAR LIBOR+2.250%, 04/18/2024	58	58
Dell International LLC (EMC Corporation), Refinancing Term B Loan
4.250%, VAR LIBOR+2.000%, 09/07/2023	277	277
Delos Finance, New Loan (2018), 1st Lien
4.136%, VAR LIBOR+1.750%, 10/06/2023	1,000	1,003
Envision Healthcare Corporation (EMS), Term Loan B (2018)
0.000%, 09/26/2025 (G)	900	898
First Data Corporation, 2022D New Dollar Term Loan, Ser 2022-D
4.212%, VAR LIBOR+2.000%, 07/08/2022	803	804
Flying Fortress Holdings, LLC (fka Flying Fortress Inc.), New Loan (2018), 1st Lien
4.136%, VAR LIBOR+1.750%, 10/30/2022 (G)	560	562
Four Seasons, 1st Lien
4.242%, 11/30/2023	499	499
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 10/04/2023	278	279
4.898%, VAR LIBOR+2.750%, 10/04/2023	208	209
HCA Inc., Tranche B-10 Term Loan
4.242%, VAR LIBOR+2.000%, 03/13/2025	617	621
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 1st Lien
3.966%, VAR LIBOR+1.750%, 10/25/2023 (G)	650	652
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
4.742%, VAR LIBOR+2.500%, 08/18/2022	506	506
Level 3 Financing, Inc., Tranche B 2024 Term Loan
4.494%, VAR LIBOR+2.250%, 02/22/2024	628	630

SEI Institutional Managed Trust / Annual Report / September 30, 2018	159

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
MA Financeco., LLC, Tranche B-2 Term Loan, 1st Lien
4.492%, VAR LIBOR+2.500%, 11/19/2021	$12	$12
MGM Growth Properties, Term B Loan, 1st Lien
4.242%, VAR LIBOR+2.000%, 04/25/2023	487	487
Michaels Stores, Inc., 2018 New Replacement Term B Loan
4.742%, VAR LIBOR+2.500%, 01/30/2023	365	362
4.712%, VAR LIBOR+2.500%, 01/30/2023	24	24
4.658%, VAR LIBOR+2.500%, 01/30/2023	137	136
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
5.136%, VAR LIBOR+2.750%, 06/07/2023	494	494
ON Semiconductor, 2018 New Replacement Term B-3 Loan
3.992%, VAR LIBOR+1.750%, 03/31/2023	159	156
Parexel International Corporation, Initial Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 09/27/2024	59	58
Party City Holdings Inc, 2018 Replacement Term Loan
5.000%, 08/19/2022	7	7
Party City Holdings Inc., 2018 Replacement Term Loan
5.280%, VAR LIBOR+2.750%, 08/19/2022	128	128
5.000%, 08/19/2022	123	124
PetSmart, Inc., Tranche B-2 Loan, 1st Lien
5.120%, VAR LIBOR+3.000%, 03/11/2022	672	585
Post Holdings, Inc., Series A Incremental Term Loan
4.220%, VAR LIBOR+2.000%, 05/24/2024	728	727
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan
4.992%, VAR LIBOR+2.750%, 05/02/2022	473	474
Quikrete Holdings, Inc., Initial Loan
4.992%, VAR LIBOR+2.750%, 11/15/2023	581	582

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan
4.992%, VAR LIBOR+2.750%, 02/05/2023	$576	$578
RPI Finance Trust, Initial Term Loan B-6
4.386%, VAR LIBOR+2.000%, 03/27/2023	50	50
Scientific Games International, Inc., Initial Term B-5 Loan
5.044%, VAR LIBOR+2.750%, 08/14/2024	473	472
4.992%, VAR LIBOR+2.750%, 08/14/2024	113	113
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
4.742%, VAR LIBOR+2.750%, 06/21/2024	82	82
SFR Group S.A. (Ypso France SAS), EUR Term Loan B
3.000%, VAR Euribor+3.000%, 01/31/2026	381	376
Sprint Communications, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+2.500%, 02/02/2024	72	72
The Servicemaster Company LLC, Term Loan, 1st Lien
4.742%, 11/08/2023	64	65
Trans Union LLC, 2017 Replacement Term B-3 Loan
4.242%, VAR LIBOR+2.000%, 04/10/2023	577	577
Unitymedia Finance LLC, Facility D Loan, 1st Lien
4.408%, VAR LIBOR+2.250%, 01/15/2026	470	470
Univision Communications Inc., Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 03/15/2024	1,102	1,071
UPC Financing Partnership, Facility AR, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	521	520
Valeant Pharmaceuticals International, Inc., Initial Term Loan, 1st Lien
5.104%, VAR LIBOR+3.000%, 06/02/2025	221	222
VICI Properties 1 LLC, Term B Loan, 1st Lien
4.212%, VAR LIBOR+2.000%, 12/20/2024	295	295

160	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Virgin Media Bristol LLC, K Facility, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	$167	$167
Western Digital Corporation, Term Loan B-4
3.992%, VAR LIBOR+1.750%, 04/29/2023	165	165
XPO Logistics, Inc., Refinancing Term Loan
4.230%, VAR LIBOR+2.000%, 02/24/2025	479	481
Ziggo Secured Finance Partnership, Term Loan E Facility, 1st Lien
4.658%, VAR LIBOR+2.500%, 04/15/2025	131	129

Total Loan Participations (Cost $23,841) ($ Thousands)		23,740

MUNICIPAL BONDS — 0.4%
California — 0.1%
California State, GO
7.600%, 11/01/2040	335	498
California State, Various Purpose, GO
6.200%, 03/01/2019	2,075	2,104
Los Angeles, Community College District, GO
6.750%, 08/01/2049	1,048	1,515
San Jose, Redevelopment Agency Successor Agency, Ser A-T, TA
3.176%, 08/01/2026	1,000	971
State of California, Build America Project, GO
6.650%, 03/01/2022	250	273

		5,361

Illinois — 0.0%
Carlyle City, GO
4.762%, 07/15/2019	8	8
Illinois State, GO
5.100%, 06/01/2033 (D)	225	216

		224

Massachusetts — 0.0%
Commonwealth of Massachusetts, Ser D, GO
4.500%, 08/01/2031	1,110	1,179

Nevada — 0.0%
Clark County, Department of Aviation, Ser C, RB
6.820%, 07/01/2045	728	1,028

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York — 0.2%
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	$1,460	$1,513
New York City, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031	900	958
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	275	323
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A-5, RB Callable 08/01/2027 @ 100
3.280%, 08/01/2029	595	559
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser F-2, RB
2.900%, 05/01/2026	1,250	1,186
New York City, Water & Sewer System, RB
5.952%, 06/15/2042	750	953
New York State, Dormitory Authority, RB
5.500%, 03/15/2030	400	448
5.289%, 03/15/2033	850	959

		6,899

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	433	465

Texas — 0.1%
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049 (D)	990	1,391

Total Municipal Bonds (Cost $15,863) ($ Thousands)		16,547

	Shares

PREFERRED STOCK — 0.0%
Citigroup Capital XIII, 8.709%	18,975	509

Total Preferred Stock (Cost $491) ($ Thousands)		509

SEI Institutional Managed Trust / Annual Report / September 30, 2018	161

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P.
2.170% **†(H)	106,295,747	$106,255

Total Affiliated Partnership (Cost $106,269) ($ Thousands)		106,255

CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	198,092,905	198,093

(Cost $198,093) ($ Thousands)		198,093

	Face Amount (Thousands)
REPURCHASE AGREEMENT — 0.8%
Deutsche Bank
2.240%, dated 09/28/2018, to be repurchased on 10/01/2018, repurchase price $30,005,600 (collateralized by Treasury Inflation Protected Security, par value $28,648,000, 0.125%, 04/15/2019; total market value $30,005,600) (I)	$30,000	30,000

Total Repurchase Agreement (Cost $30,000) ($ Thousands)		30,000

Total Investments in Securities – 111.2% (Cost $4,506,938) ($ Thousands)		$4,443,663

	Contracts
PURCHASED SWAPTIONS* — 0.0%

Total Purchased Swaptions(J) (Cost $265) ($ Thousands)	28,984,000	$257

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(K) (Cost $2,129) ($ Thousands)	8,739	$1,593

Description	Contracts	Market Value ($ Thousands)

WRITTEN OPTIONS* — 0.0%

Total Written Options(K)
(Premiums Received $1,839) ($ Thousands)	(3,837)	$(1,509)

WRITTEN SWAPTION* — 0.0%

Total Written Swaption (J)
(Premiums Received $68) ($ Thousands)	(4,890,000)	$(42)

162	SEI Institutional Managed Trust / Annual Report / September 30, 2018

A list of the exchange traded option contracts held by the Fund at September 30, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%

Put Options
December 2018, Eurodollar Futures*	725	$ 176,429	$97.25	12/22/18	$ 27
November 2018, U.S. 10 Year Future Option*	1,083	128,640	117.50	10/20/18	68
November 2018, U.S. Bond Future Option*	708	99,474	138.00	10/20/18	166
November 2018, U.S. Bond Future Option*	344	48,332	140.00	10/20/18	258

		452,875			519

Call Options
December 2018, Eurodollar Futures*	725	176,429	97.25	12/22/18	190
November 2018, U.S. 2 Year Future Option*	346	72,914	105.63	10/20/18	11
November 2018, U.S. 10 Year Future Option*	2,529	300,398	119.50	10/20/18	395
December 2018, U.S. 10 Year Future Option*	879	104,408	121.00	11/17/18	82
November 2018, U.S. Bond Future Option*	708	99,474	142.00	10/20/18	277
December 2018, U.S. Treasury Long Bond Futures*	346	48,613	145.00	11/17/18	70
December 2018, U.S. Treasury Long Bond Futures*	346	48,613	146.00	11/17/18	49

		850,849			1,074

Total Purchased Options		$ 1,303,724			$ 1,593

WRITTEN OPTIONS — 0.0%

Put Options
November 2018, U.S. 5 Year Future Option*	(290)	$ (32,618)	112.75	10/20/18	$ (118)
November 2018, U.S. 10 Year Future Option*	(361)	(42,880)	118.50	10/20/18	(101)
November 2018, U.S. Bond Future Option*	(290)	(40,745)	141.00	10/20/18	(358)

		(116,243)			(577)

Call Options
November 2018, U.S. 5 Year Future Option*	(709)	(79,746)	115.00	10/20/18	–
November 2018, U.S. 10 Year Future Option*	(361)	(42,880)	118.50	10/20/18	(203)
November 2018, U.S. 10 Year Future Option*	(723)	(85,879)	119.00	10/20/18	(226)
December 2018, U.S. 10 Year Future Option*	(293)	(34,803)	119.50	11/17/18	(96)
November 2018, U.S. Bond Future Option*	(236)	(33,158)	140.00	10/20/18	(295)
November 2018, U.S. Bond Future Option*	(228)	(32,034)	148.00	10/20/18	(4)
December 2018, U.S. Treasury Long Bond Futures*	(346)	(48,613)	144.00	11/17/18	(108)

		(357,113)			(932)

Total Written Options		$ (473,356)			$ (1,509)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	163

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Continued)

A list of the OTC option contracts held by the Fund at September 30, 2018, is as follows:

PURCHASED SWAPTIONS — 0.0%

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

Put Swaptions — 0.0%
OTC USD PUT/CAD CAL 1.291*	Citigroup	6,110,000	$1.29	10/20/18	$30
OTC USD PUT/CAD CALL 1.28*	Citigroup	7,210,000	$1.28	10/20/18	35
OTC USD PUT/COP CALL 2927*	Goldman Sachs	5,157,000	$2,927.00	11/17/18	76
OTC USD PUT/COP CALL 2947*	Citigroup	5,119,000	$2,947.04	11/17/18	88
OTC USD PUT/IDR C 14740.00*	Goldman Sachs	5,388,000	$14,740.00	11/17/18	28

Total Purchased Swaptions (Cost $265) ($ Thousands)					$257

WRITTEN SWAPTION — 0.0%

Puts — 0.0%
OTC USD PUT/BRL CALL 3.75*	Citigroup	(4,890,000)	$3.75	11/17/18	$(42)

Total Written Swaption
(Premiums Received $68) ($ Thousands)					$(42)

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
90-Day Euro$	1,127	Dec-2019	$273,407	$272,903	$(504)
90-Day Euro$	(247)	Dec-2018	(60,148)	(60,107)	40
90-Day Euro$	218	Jun-2020	52,909	52,772	(136)
90-Day Euro$	(240)	Mar-2019	(58,359)	(58,296)	63
90-Day Euro$	74	Mar-2021	17,964	17,918	(46)
Euro	(18)	Dec-2018	(2,631)	(2,628)	2
Euro-Bobl	(205)	Dec-2018	(31,225)	(31,120)	173
Euro-BTP	41	Dec-2018	5,831	5,897	103
Euro-Bund	(324)	Dec-2018	(60,584)	(59,757)	486
U.S. 2-Year Treasury Note	70	Dec-2018	14,751	14,751	–
U.S. 2-Year Treasury Note	1,236	Dec-2018	261,015	260,468	(547)
U.S. 5-Year Treasury Note	1,814	Dec-2018	205,124	204,032	(1,091)
U.S. 10-Year Treasury Note	1,097	Dec-2018	131,680	130,303	(1,377)
U.S. Long Treasury Bond	(1,032)	Dec-2018	(147,957)	(144,996)	2,961
U.S. Ultra Long Treasury Bond	(238)	Dec-2018	(38,162)	(36,719)	1,443
U.S. Ultra Long Treasury Bond	447	Dec-2018	71,615	68,964	(2,651)
Ultra 10-Year U.S. Treasury Note	22	Dec-2018	2,809	2,772	(37)
Ultra 10-Year U.S. Treasury Note	(300)	Dec-2018	(38,507)	(37,800)	707

			$599,532	$599,357	$(411)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/03/18 - 03/26/19	USD	2,292	ARS	68,140	$(769)
Citigroup	10/03/18	ARS	15,510	USD	412	34
Citigroup	10/17/18	USD	4,348	INR	301,350	(205)
Citigroup	10/18/18	GBP	935	USD	1,241	20
Citigroup	10/18/18	USD	1,393	TWD	42,760	12

164	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/18/18	AUD	3,958	USD	2,953	$89
Citigroup	10/18/18	USD	4,024	IDR	58,766,960	(90)
Citigroup	10/18/18	USD	232	EUR	200	–
Citigroup	10/18/18	USD	3,955	EUR	3,366	(39)
Citigroup	10/18/18	CAD	7,399	USD	5,623	(104)
Citigroup	10/18/18	USD	7,454	JPY	828,591	(149)
Citigroup	10/18/18	USD	7,478	RUB	470,078	(312)
Citigroup	11/23/18	USD	1,342	BRL	5,403	6
Citigroup	10/18/18	USD	7,040	BRL	27,820	(83)
Citigroup	10/18/18	EUR	6,592	USD	7,749	81
Citigroup	10/18/18	EUR	5,185	USD	5,902	(128)
Citigroup	10/18/18	CNH	13,759	USD	2,068	69
Citigroup	10/18/18	USD	23,288	CAD	30,348	202
Citigroup	10/18/18	TWD	42,760	USD	1,404	(1)
Citigroup	10/18/18	CNY	68,783	USD	10,214	220
Citigroup	10/18/18	KRW	5,123,175	USD	4,591	(29)
Deutsche Bank	11/15/18	PHP	231,620	USD	4,378	105
Goldman Sachs	10/15/18 -11/19/18	JPY	1,784,000	USD	16,075	333
Goldman Sachs	10/18/18	USD	234	EUR	200	(1)
Goldman Sachs	10/25/18	USD	1,798	IDR	26,812,840	(5)
Goldman Sachs	11/28/18	COP	5,189,635	USD	1,724	(23)
Goldman Sachs	11/28/18	IDR	26,812,840	USD	1,786	3
						$(764)

A list of the OTC swap agreements held by the Fund at September 30, 2018 is as follows:

			Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	16,400	$5	$13	$(8)
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	10,800	3	5	(2)
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	5,011	1	4	(3)
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	47,489	13	–	13
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	9,700	3	2	1

							$25	$24	$1

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

		Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.25%	3M USD LIBOR	Semi-Annually	05/31/2022	USD	14,976	$(421)	$23	$(444)
2.25%	3M USD LIBOR	Semi-Annually	05/31/2022	USD	9,126	(257)	14	(271)
3-MONTH USD -LIBOR	2.85%	Semi-Annually	08/31/2022	USD	41,950	(325)	(22)	(303)
3-MONTH USD -LIBOR	2.85%	Semi-Annually	08/31/2022	USD	46,631	(362)	(91)	(271)
3-MONTH USD -LIBOR	3M USD FEDL01	Quarterly	12/19/2023	USD	83,468	(5)	–	(5)
1.498%	6-MONTH EUR -EURIBOR	Semi-Annually	08/23/2047	EUR	1,431	14	2	12

						$(1,356)	$(74)	$(1,282)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	165

SCHEDULE OF INVESTMENTS

September 30, 2018

Core Fixed Income Fund (Concluded)

			Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDSCDX.NA.HY.29	Buy	5.00%	Quarterly	12/20/2022	4,700	$(378)	$(316)	$(62)
CDSCDX.NA.HY.31	Buy	5.00%	Quarterly	12/20/2023	9,920	(107)	(732)	625
CDSCDX.NA.IG.30	Sell	1.00%	Quarterly	06/20/2023	(5,320)	292	91	201
CDSCDX.NA.IG.31	Sell	1.00%	Quarterly	12/20/2023	(18,740)	186	361	(175)

						$(7)	$(596)	$589

Percentages are based on Net Assets of $3,999,971 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $525,162 ($ Thousands), representing 13.1% of the Net Assets of the Fund.

(D)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $104,003 ($ Thousands).

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(F)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

(G)	Unsettled bank loan. Interest rate may not be available.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $106,255 ($ Thousands).

(I)	Tri-Party Repurchase Agreement.

(J)	Refer to table below for details on Swaptions Contracts.

(K)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

DN — Discount Note

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

L.P. — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PHP — Philippine Peso

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TA — Tax Allocation

TBA — To Be Announced

TLB — Term Loan B

TWD — Taiwan Dollar

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

166	SEI Institutional Managed Trust / Annual Report / September 30, 2018

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$1,421,406	$–	$1,421,406
Corporate Obligations	–	1,217,633	–	1,217,633
U.S. Treasury Obligations	–	952,327	–	952,327
Asset-Backed Securities	–	323,122	–	323,122
Sovereign Debt	–	96,382	–	96,382
Commercial Paper	–	29,948	–	29,948
U.S. Government Agency Obligations	–	27,701	–	27,701
Loan Participations	–	23,740	–	23,740
Municipal Bonds	–	16,547	–	16,547
Preferred Stock	509	–	–	509
Affiliated Partnership	–	106,255	–	106,255
Cash Equivalent	198,093	–	–	198,093
Repurchase Agreement	–	30,000	–	30,000

Total Investments in Securities	$198,602	$4,245,061	$–	$4,443,663

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$1,593	$—	$—	$1,593
Written Options	(1,509)	—	—	(1,509)
Swaptions *
Unrealized Appreciation	—	257	—	257
Unrealized Depreciation	—	(42)	—	(42)
Futures Contracts *
Unrealized Appreciation	5,978	—	—	5,978
Unrealized Depreciation	(6,389)	—	—	(6,389)
Forwards Contracts *
Unrealized Appreciation	—	1,174	—	1,174
Unrealized Depreciation	—	(1,938)	—	(1,938)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	14	—	14
Unrealized Depreciation	—	(13)	—	(13)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	826	—	826
Unrealized Depreciation	—	(237)	—	(237)
Interest Rate Swaps *
Unrealized Appreciation	—	12	—	12
Unrealized Depreciation	—	(1,294)	—	(1,294)

Total Other Financial Instruments	$(327)	$(1,241)	$—	$(1,568)

* Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$243,234	$1,863,836	$(2,000,800)	$(5)	$(10)	$106,255	$306
SEI Daily Income Trust, Government Fund, Cl F	350,204	2,981,268	(3,133,379)	—	—	198,093	916

Totals	$593,438	$4,845,104	$(5,134,179)	$(5)	$(10)	$304,348	$1,222

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	167

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 74.2%

Communication Services — 9.6%
Altice France
6.250%, 05/15/2024 (A)	$3,033	$2,987
C&W Senior Financing Designated Activity
6.875%, 09/15/2027 (A)	2,200	2,194
CB Escrow
8.000%, 10/15/2025 (A)	1,600	1,492
CenturyLink
7.500%, 04/01/2024	3,090	3,299
6.750%, 12/01/2023	3,130	3,251
5.800%, 03/15/2022	1,044	1,062
5.625%, 04/01/2025	3,142	3,072
Cogent Communications Finance
5.625%, 04/15/2021 (A)	940	945
Cogent Communications Group
5.375%, 03/01/2022 (A)	610	619
Digicel
6.000%, 04/15/2021 (A)	4,329	4,015
Digicel Group
8.250%, 09/30/2020 (A)	2,848	2,172
6.750%, 03/01/2023 (A)	1,040	867
DISH DBS
5.875%, 11/15/2024	10,759	9,643
DKT Finance ApS
9.375%, 06/17/2023 (A)	2,750	2,894
Frontier Communications
11.000%, 09/15/2025	2,568	2,002
10.500%, 09/15/2022	7,331	6,525
8.500%, 04/01/2026 (A)	1,818	1,718
7.125%, 01/15/2023	2,255	1,595
6.875%, 01/15/2025	4,535	2,757

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
GCI
6.875%, 04/15/2025	$2,080	$2,151
6.750%, 06/01/2021	640	648
GTT Communications
7.875%, 12/31/2024 (A)	2,275	2,215
Inmarsat Finance
6.500%, 10/01/2024 (A)	1,041	1,057
4.875%, 05/15/2022 (A)	3,610	3,592
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	780	826
8.500%, 10/15/2024 (A)	5,327	5,386
8.000%, 02/15/2024 (A)	2,410	2,536
7.500%, 04/01/2021	1,200	1,215
5.500%, 08/01/2023	1,192	1,098
Intelsat Luxembourg
8.125%, 06/01/2023	822	729
Level 3 Financing
5.625%, 02/01/2023	265	268
5.375%, 01/15/2024	2,575	2,573
5.375%, 05/01/2025	6,495	6,479
McClatchy
9.000%, 07/15/2026 (A)	1,885	1,906
Qwest Capital Funding
7.750%, 02/15/2031	315	293
Radiate Holdco
6.625%, 02/15/2025 (A)	5,379	5,029
Sprint
7.875%, 09/15/2023	8,098	8,736
7.625%, 02/15/2025	8,358	8,864
7.625%, 03/01/2026	145	153
7.250%, 09/15/2021	3,031	3,205
7.125%, 06/15/2024	2,235	2,319
Sprint Capital
8.750%, 03/15/2032	2,450	2,756
Sprint Communications
6.000%, 11/15/2022	2,963	3,022
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	1,000	940
Telesat Canada
8.875%, 11/15/2024 (A)	2,440	2,611
TIBCO Software
11.375%, 12/01/2021 (A)	1,374	1,467
T-Mobile USA
6.500%, 01/15/2024	535	556
6.500%, 01/15/2026	1,370	1,435
6.375%, 03/01/2025	445	464
4.750%, 02/01/2028	5,515	5,191
United States Cellular
6.700%, 12/15/2033	1,614	1,638
UPCB Finance IV
5.375%, 01/15/2025 (A)	1,630	1,628

168	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Videotron
5.375%, 06/15/2024 (A)	$635	$653
5.125%, 04/15/2027 (A)	2,190	2,146
Virgin Media Finance
5.750%, 01/15/2025 (A)	2,197	2,173
Virgin Media Secured Finance
5.500%, 01/15/2025 (A)	400	400
5.500%, 08/15/2026 (A)	480	474
5.250%, 01/15/2026 (A)	2,635	2,576
Wind Tre
5.000%, 01/20/2026 (A)	3,205	2,787
Windstream Services
10.500%, 06/30/2024 (A)	125	106
9.000%, 06/30/2025 (A)	2,026	1,565
8.625%, 10/31/2025 (A)	100	96
7.750%, 10/15/2020	443	324
6.375%, 08/01/2023 (A)	3,460	1,834
Zayo Group
6.375%, 05/15/2025	1,575	1,635
6.000%, 04/01/2023	1,638	1,687
5.750%, 01/15/2027 (A)	1,235	1,235
Ziggo Bond Finance BV
6.000%, 01/15/2027 (A)	4,423	4,030

		159,816

Consumer Discretionary — 17.3%
1011778 BC ULC / New Red Finance
5.000%, 10/15/2025 (A)	3,466	3,319
4.250%, 05/15/2024 (A)	1,975	1,871
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)(D)	150	1
9.500%, 02/15/2004 (B)(D)	25	–
7.875%, 01/15/2009 (B)(D)	225	–
Adient Global Holdings
4.875%, 08/15/2026 (A)	2,330	2,071
Altice
7.750%, 05/15/2022 (A)	4,084	3,967
7.625%, 02/15/2025 (A)	5,380	4,903
Altice Financing
7.500%, 05/15/2026 (A)	5,637	5,496
6.625%, 02/15/2023 (A)	345	348
Altice France
8.125%, 02/01/2027 (A)	3,289	3,388
7.375%, 05/01/2026 (A)	8,010	8,010
Altice US Finance I
5.500%, 05/15/2026 (A)	960	959
5.375%, 07/15/2023 (A)	1,946	1,968
AMC Entertainment Holdings
5.875%, 02/15/2022	30	30
5.875%, 11/15/2026	19	18
5.750%, 06/15/2025	415	398

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AMC Networks
5.000%, 04/01/2024	$1,673	$1,648
4.750%, 08/01/2025	2,680	2,563
American Axle & Manufacturing
6.625%, 10/15/2022	128	131
6.500%, 04/01/2027	964	954
6.250%, 04/01/2025	540	538
6.250%, 03/15/2026	560	550
Aramark Services
5.000%, 02/01/2028 (A)	2,489	2,442
4.750%, 06/01/2026	700	686
Ashtead Capital
5.625%, 10/01/2024 (A)	375	389
Aventine (Escrow Security)
0.000%, 10/15/2049 (D)(J)	2,750	–
Belo
7.750%, 06/01/2027	1,675	1,796
Bon-Ton Department Stores
8.000%, 06/15/2021 (C)(D)	4,150	623
Boyd Gaming
6.000%, 08/15/2026	300	302
Boyne USA
7.250%, 05/01/2025 (A)	125	132
Cablevision Systems
5.875%, 09/15/2022	2,925	2,982
Caesars Resort Collection
5.250%, 10/15/2025 (A)	1,325	1,262
CBS Radio
7.250%, 11/01/2024 (A)	1,965	1,888
CCM Merger
6.000%, 03/15/2022 (A)	695	713
CCO Holdings
5.875%, 04/01/2024 (A)	1,785	1,814
5.750%, 02/15/2026 (A)	2,900	2,907
5.500%, 05/01/2026 (A)	3,495	3,456
5.375%, 05/01/2025 (A)	1,765	1,752
5.125%, 05/01/2027 (A)	4,168	3,949
5.000%, 02/01/2028 (A)	4,171	3,920
Cedar Fair
5.375%, 06/01/2024	1,000	995
Cengage Learning
9.500%, 06/15/2024 (A)	3,825	3,294
Cequel Communications Holdings I
7.750%, 07/15/2025 (A)	3,670	3,900
7.500%, 04/01/2028 (A)	1,605	1,683
Churchill Downs
4.750%, 01/15/2028 (A)	542	507
Cinemark USA
4.875%, 06/01/2023	840	826
Claire’s Stores
9.000%, 03/15/2019 (A)(D)	815	505

SEI Institutional Managed Trust / Annual Report / September 30, 2018	169

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	$2,080	$2,085
6.500%, 11/15/2022	2,885	2,937
Constellation
8.500%, 09/15/2025 (A)	485	460
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	610	599
CSC Holdings
10.875%, 10/15/2025 (A)	1,647	1,915
6.750%, 11/15/2021	1,250	1,317
6.625%, 10/15/2025 (A)	420	443
5.500%, 04/15/2027 (A)	856	830
5.250%, 06/01/2024	2,000	1,955
Dana
6.000%, 09/15/2023	860	885
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	390	397
Delphi Technologies
5.000%, 10/01/2025 (A)	3,631	3,418
Delta Merger Sub
6.000%, 09/15/2026 (A)	1,275	1,291
Diamond Resorts International
10.750%, 09/01/2024 (A)	2,080	2,025
DISH DBS
7.750%, 07/01/2026	3,422	3,228
6.750%, 06/01/2021	877	896
5.875%, 07/15/2022	1,030	1,005
5.000%, 03/15/2023	2,720	2,468
DISH Network
3.375%, 08/15/2026	425	405
Eagle Intermediate Global Holding BV
7.500%, 05/01/2025 (A)	568	557
Enterprise Development Authority
12.000%, 07/15/2024 (A)	2,345	2,257
ESH Hospitality
5.250%, 05/01/2025 (A)	3,760	3,638
EW Scripps
5.125%, 05/15/2025 (A)	1,570	1,509
Fiat Chrysler Automobiles
5.250%, 04/15/2023	355	362
Flexi-Van Leasing
10.000%, 02/15/2023 (A)	287	250
Fontainebleau Las Vegas Holdings
10.250%, 06/15/2015 (A)(B)(C)(D)	3,108	–
Ford Motor Credit
4.687%, 06/09/2025	540	527
Golden Nugget
8.750%, 10/01/2025 (A)	2,750	2,883
6.750%, 10/15/2024 (A)	1,140	1,156
Goodyear Tire & Rubber
5.125%, 11/15/2023	1,323	1,323

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Gray Television
5.125%, 10/15/2024 (A)	$2,654	$2,564
Group 1 Automotive
5.000%, 06/01/2022	1,380	1,373
Guitar Center
13.000% cash/8.000% PIK, 04/15/2022 (A)	5,480	4,603
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	2,490	2,450
Hanesbrands
4.875%, 05/15/2026 (A)	1,658	1,585
Herc Rentals
7.750%, 06/01/2024 (A)	588	633
7.500%, 06/01/2022 (A)	99	104
Hilton Domestic Operating
5.125%, 05/01/2026 (A)	562	559
Hilton Worldwide Finance
4.875%, 04/01/2027	960	946
4.625%, 04/01/2025	230	224
iHeartCommunications
14.000% cash/14.000% PIK, 02/01/2021 (D)	6,076	774
10.625%, 03/15/2023 (D)	951	713
9.000%, 12/15/2019 (D)	2,959	2,227
9.000%, 03/01/2021 (D)	1,210	901
9.000%, 09/15/2022 (D)	2,173	1,638
IHO Verwaltungs GmbH
4.500% cash/5.250% PIK, 09/15/2023 (A)	510	493
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020	2,504	2,411
International Game Technology
6.500%, 02/15/2025 (A)	625	649
6.250%, 02/15/2022 (A)	1,085	1,124
6.250%, 01/15/2027 (A)	3,234	3,274
Interval Acquisition
5.625%, 04/15/2023	620	626
IRB Holding
6.750%, 02/15/2026 (A)	3,048	2,987
Jack Ohio Finance
6.750%, 11/15/2021 (A)	2,150	2,225
Jaguar Land Rover Automotive
4.500%, 10/01/2027 (A)	985	808
JC Penney
6.375%, 10/15/2036	505	202
KFC Holding
5.000%, 06/01/2024 (A)	1,587	1,574
4.750%, 06/01/2027 (A)	1,175	1,130
L Brands
6.875%, 11/01/2035	145	123
6.750%, 07/01/2036	1,045	862
5.250%, 02/01/2028	1,910	1,643

170	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lee Enterprises
9.500%, 03/15/2022 (A)	$1,202	$1,247
LHMC Finco Sarl
7.875%, 12/20/2023 (A)	1,920	1,952
Liberty Interactive
8.250%, 02/01/2030	2,205	2,351
Lithia Motors
5.250%, 08/01/2025 (A)	180	172
Live Nation Entertainment
4.875%, 11/01/2024 (A)	120	118
M/I Homes
5.625%, 08/01/2025	3,710	3,487
Marriott Ownership Resorts
6.500%, 09/15/2026 (A)	1,215	1,247
Mattel
6.750%, 12/31/2025 (A)	4,244	4,159
MDC Partners
6.500%, 05/01/2024 (A)	1,650	1,460
Men’s Wearhouse
7.000%, 07/01/2022	1,998	2,053
Meredith
6.875%, 02/01/2026 (A)	664	681
Merlin Entertainments
5.750%, 06/15/2026 (A)	355	359
MGM Resorts International
7.750%, 03/15/2022	1,040	1,139
6.000%, 03/15/2023	1,965	2,031
5.750%, 06/15/2025	1,401	1,406
4.625%, 09/01/2026	1,572	1,466
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(C)(D)	175	–
Monitronics International
9.125%, 04/01/2020	5,330	3,998
Neiman Marcus Group
8.750% cash/9.500% PIK, 10/15/2021 (A)	1,606	1,059
8.000%, 10/15/2021 (A)	505	331
Netflix
5.875%, 11/15/2028 (A)	520	518
4.875%, 04/15/2028 (A)	2,337	2,197
4.375%, 11/15/2026	1,178	1,102
Nexstar Broadcasting
6.125%, 02/15/2022 (A)	160	163
5.625%, 08/01/2024 (A)	3,333	3,262
Party City Holdings
6.625%, 08/01/2026 (A)	2,211	2,239
PetSmart
8.875%, 06/01/2025 (A)	420	302
7.125%, 03/15/2023 (A)	1,225	881
5.875%, 06/01/2025 (A)	848	695
PF Chang’s China Bistro
10.250%, 06/30/2020 (A)	1,570	1,511

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PulteGroup
5.000%, 01/15/2027	$987	$935
Quebecor Media
5.750%, 01/15/2023	985	1,013
QVC
4.450%, 02/15/2025	1,145	1,088
Rivers Pittsburgh Borrower
6.125%, 08/15/2021 (A)	2,075	2,070
Sally Holdings
5.625%, 12/01/2025	792	754
Scientific Games International
5.000%, 10/15/2025 (A)	1,600	1,520
Service International
7.500%, 04/01/2027	1,295	1,456
ServiceMaster
5.125%, 11/15/2024 (A)	621	612
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	1,875	2,039
Sinclair Television Group
6.125%, 10/01/2022	715	729
5.625%, 08/01/2024 (A)	840	822
5.125%, 02/15/2027 (A)	3,609	3,316
Sirius XM Radio
6.000%, 07/15/2024 (A)	1,308	1,355
5.375%, 04/15/2025 (A)	2,250	2,258
5.375%, 07/15/2026 (A)	2,205	2,189
5.000%, 08/01/2027 (A)	2,011	1,935
Six Flags Entertainment
5.500%, 04/15/2027 (A)	1,675	1,658
4.875%, 07/31/2024 (A)	3,203	3,123
Staples
8.500%, 09/15/2025 (A)	1,757	1,656
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	4,410	4,550
Station Casinos
5.000%, 10/01/2025 (A)	3,885	3,721
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	3,705	3,500
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	1,275	1,256
Tempur Sealy International
5.625%, 10/15/2023	455	454
5.500%, 06/15/2026	455	436
Tenneco
5.375%, 12/15/2024	170	160
5.000%, 07/15/2026	888	789
Townsquare Media
6.500%, 04/01/2023 (A)	800	740
Tribune Media
5.875%, 07/15/2022	3,140	3,195
Univision Communications
5.125%, 02/15/2025 (A)	3,521	3,292

SEI Institutional Managed Trust / Annual Report / September 30, 2018	171

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Urban One
9.250%, 02/15/2020 (A)	$3,956	$3,906
7.375%, 04/15/2022 (A)	3,022	2,992
Viking Cruises
6.250%, 05/15/2025 (A)	2,175	2,175
Vista Outdoor
5.875%, 10/01/2023	1,105	1,083
Weight Watchers International
8.625%, 12/01/2025 (A)	1,678	1,813
Williams Scotsman International
6.875%, 08/15/2023 (A)	1,480	1,469
WMG Acquisition
4.875%, 11/01/2024 (A)	135	132
Wyndham Destinations
5.100%, 10/01/2025	551	549
4.250%, 03/01/2022	937	909
Wynn Las Vegas
5.500%, 03/01/2025 (A)	1,095	1,058
Yum! Brands
6.875%, 11/15/2037	1,915	1,941
5.350%, 11/01/2043	130	112
Ziggo BV
5.500%, 01/15/2027 (A)	3,520	3,303

		287,949

Consumer Staples — 3.1%
Albertsons
5.750%, 03/15/2025	1,207	1,086
Avon International Operations
7.875%, 08/15/2022 (A)	2,498	2,576
B&G Foods
5.250%, 04/01/2025	2,738	2,615
Central Garden & Pet
6.125%, 11/15/2023	495	510
5.125%, 02/01/2028	765	727
Chobani
7.500%, 04/15/2025 (A)	780	709
Clearwater Seafoods
6.875%, 05/01/2025 (A)	1,605	1,549
Cott Holdings
5.500%, 04/01/2025 (A)	815	795
Coty
6.500%, 04/15/2026 (A)	685	638
Energizer Gamma Acquisition
6.375%, 07/15/2026 (A)	210	217
Energizer Holdings
5.500%, 06/15/2025 (A)	670	667
First Quality Finance
5.000%, 07/01/2025 (A)	1,559	1,458
High Ridge Brands
8.875%, 03/15/2025 (A)	405	196

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HLF Financing Sarl
7.250%, 08/15/2026 (A)	$1,825	$1,855
HRG Group
7.750%, 01/15/2022	480	494
KeHE Distributors
7.625%, 08/15/2021 (A)	1,900	1,829
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	535	504
New Albertsons
8.700%, 05/01/2030	1,030	909
8.000%, 05/01/2031	5,020	4,242
7.750%, 06/15/2026	325	283
7.450%, 08/01/2029	2,895	2,388
NVA Holdings
6.875%, 04/01/2026 (A)	1,440	1,436
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	3,198	3,022
Post Holdings
5.750%, 03/01/2027 (A)	995	975
5.625%, 01/15/2028 (A)	255	245
5.500%, 03/01/2025 (A)	565	561
5.000%, 08/15/2026 (A)	3,628	3,431
Rite Aid
7.700%, 02/15/2027	2,915	2,259
6.875%, 12/15/2028 (A)	600	423
6.125%, 04/01/2023 (A)	3,415	3,061
Sigma Holdco BV
7.875%, 05/15/2026 (A)	2,660	2,494
Simmons Foods
7.750%, 01/15/2024 (A)	2,545	2,634
5.750%, 11/01/2024 (A)	3,075	2,356
Spectrum Brands
5.750%, 07/15/2025	1,409	1,423
TreeHouse Foods
6.000%, 02/15/2024 (A)	645	666

		51,233

Energy — 10.6%
Alta Mesa Holdings
7.875%, 12/15/2024	450	427
Andeavor Logistics
6.375%, 05/01/2024	250	265
6.250%, 10/15/2022	95	98
Antero Midstream Partners
5.375%, 09/15/2024	280	282
Antero Resources
5.625%, 06/01/2023	60	62
5.125%, 12/01/2022	455	462
5.000%, 03/01/2025	1,642	1,654
Blue Racer Midstream
6.625%, 07/15/2026 (A)	205	209
6.125%, 11/15/2022 (A)	6,106	6,266

172	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boardwalk Pipelines
5.950%, 06/01/2026	$425	$450
Bruin E&P Partners
8.875%, 08/01/2023 (A)	1,463	1,507
Calfrac Holdings
8.500%, 06/15/2026 (A)	2,297	2,142
California Resources
8.000%, 12/15/2022 (A)	3,092	2,953
Calumet Specialty Products Partners
6.500%, 04/15/2021	3,021	3,006
Carrizo Oil & Gas
8.250%, 07/15/2025	1,258	1,353
7.500%, 09/15/2020	43	43
6.250%, 04/15/2023	245	250
Chaparral Energy
8.750%, 07/15/2023 (A)	1,386	1,382
Cheniere Corpus Christi Holdings
5.875%, 03/31/2025	1,265	1,330
5.125%, 06/30/2027	3,273	3,285
Cheniere Energy Partners
5.625%, 10/01/2026 (A)	549	553
Chesapeake Energy
8.000%, 12/15/2022 (A)	503	526
8.000%, 01/15/2025	3,084	3,180
8.000%, 06/15/2027	2,544	2,595
7.500%, 10/01/2026	570	570
7.000%, 10/01/2024	1,354	1,354
CNX Midstream Partners
6.500%, 03/15/2026 (A)	2,400	2,382
Continental Resources
5.000%, 09/15/2022	48	49
Covey Park Energy
7.500%, 05/15/2025 (A)	485	492
Crestwood Midstream Partners
6.250%, 04/01/2023	365	378
5.750%, 04/01/2025	1,495	1,527
DCP Midstream Operating
8.125%, 08/16/2030	1,285	1,531
5.375%, 07/15/2025	150	153
Delek Logistics Partners
6.750%, 05/15/2025	811	817
Denbury Resources
9.250%, 03/31/2022 (A)	484	523
9.000%, 05/15/2021 (A)	1,325	1,433
7.500%, 02/15/2024 (A)	1,421	1,463
Diamond Offshore Drilling
7.875%, 08/15/2025	804	835
Diamondback Energy
5.375%, 05/31/2025	240	245
Endeavor Energy Resources
5.500%, 01/30/2026 (A)	397	397

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
EnLink Midstream Partners
4.850%, 07/15/2026	$190	$184
4.400%, 04/01/2024	365	355
Ensco
8.000%, 01/31/2024	962	969
7.750%, 02/01/2026	1,500	1,489
5.750%, 10/01/2044	1,705	1,274
EP Energy
9.375%, 05/01/2020	972	965
9.375%, 05/01/2024 (A)	1,142	942
8.000%, 11/29/2024 (A)	370	373
8.000%, 02/15/2025 (A)	653	499
7.750%, 05/15/2026 (A)	3,765	3,854
6.375%, 06/15/2023	669	447
Exterran Energy Solutions
8.125%, 05/01/2025	465	486
Extraction Oil & Gas
7.375%, 05/15/2024 (A)	589	582
5.625%, 02/01/2026 (A)	4,598	4,069
FTS International
6.250%, 05/01/2022	4,821	4,640
Genesis Energy
6.500%, 10/01/2025	805	779
Great Western Petroleum
9.000%, 09/30/2021 (A)	184	181
Gulfport Energy
6.375%, 05/15/2025	175	171
6.375%, 01/15/2026	768	747
6.000%, 10/15/2024	165	161
Halcon Resources
6.750%, 02/15/2025	4,150	3,984
Hess Infrastructure Partners
5.625%, 02/15/2026 (A)	225	227
IronGate Energy Services
11.000%, 07/01/2018 (A)(D)	400	147
Jagged Peak Energy
5.875%, 05/01/2026 (A)	215	214
Jupiter Resources
8.500%, 10/01/2022 (A)(D)	3,510	1,667
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	1,990	1,980
Magnolia Oil & Gas Operating
6.000%, 08/01/2026 (A)	1,639	1,635
McDermott Technology Americas
10.625%, 05/01/2024 (A)	1,700	1,819
MEG Energy
7.000%, 03/31/2024 (A)	5,206	4,751
6.500%, 01/15/2025 (A)	490	485
6.375%, 01/30/2023 (A)	1,350	1,228
Midstates Petroleum
10.750%, 10/15/2020	2,540	–
10.000%, 06/01/2020	720	–

SEI Institutional Managed Trust / Annual Report / September 30, 2018	173

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
9.250%, 06/01/2021	$360	$–
Murphy Oil
6.875%, 08/15/2024	420	445
5.750%, 08/15/2025	894	908
Murray Energy
11.250%, 04/15/2021 (A)	200	143
9.000% cash/12.000% PIK, 04/15/2024 (A)	1,242	832
Nabors Industries
5.750%, 02/01/2025 (A)	1,284	1,231
NGL Energy Partners
7.500%, 11/01/2023	1,902	1,902
6.125%, 03/01/2025	543	509
NGPL PipeCo
4.875%, 08/15/2027 (A)	95	94
4.375%, 08/15/2022 (A)	385	388
Noble Holding International
8.950%, 04/01/2045	860	833
7.750%, 01/15/2024	2,890	2,868
4.625%, 03/01/2021	851	826
NuStar Logistics
5.625%, 04/28/2027	2,044	2,021
Oasis Petroleum
6.875%, 03/15/2022	265	270
6.875%, 01/15/2023	790	804
6.250%, 05/01/2026 (A)	315	320
Parker Drilling
6.750%, 07/15/2022	3,490	2,731
Parsley Energy
5.375%, 01/15/2025 (A)	1,889	1,894
5.250%, 08/15/2025 (A)	1,190	1,184
PBF Holding
7.000%, 11/15/2023	805	837
Peabody Energy
6.375%, 03/31/2025 (A)	3,590	3,648
Precision Drilling
7.750%, 12/15/2023	280	297
7.125%, 01/15/2026 (A)	285	293
6.500%, 12/15/2021	46	47
Pride International
7.875%, 08/15/2040	930	883
Range Resources
5.000%, 08/15/2022	65	64
5.000%, 03/15/2023	270	265
4.875%, 05/15/2025	790	747
Rowan
7.375%, 06/15/2025	4,319	4,297
5.850%, 01/15/2044	2,915	2,208
5.400%, 12/01/2042	370	276
Sabine Pass Liquefaction
5.875%, 06/30/2026	140	151
5.000%, 03/15/2027	350	360

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sanchez Energy
7.250%, 02/15/2023 (A)	$1,325	$1,305
6.125%, 01/15/2023	1,595	909
SemGroup
5.625%, 07/15/2022	3,040	3,017
SESI
7.750%, 09/15/2024	985	1,005
Seventy Seven Energy (Escrow)
6.500%, 10/15/2020	305	–
Seventy Seven Operating (Escrow)
6.625%, 10/15/2020 (B)	1,869	–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	428	441
SM Energy
6.625%, 01/15/2027	258	267
6.125%, 11/15/2022	105	108
5.625%, 06/01/2025	295	294
5.000%, 01/15/2024	1,288	1,254
Southwestern Energy
7.750%, 10/01/2027	744	785
7.500%, 04/01/2026	744	779
6.700%, 01/23/2025	2,525	2,506
4.100%, 03/15/2022	300	299
SRC Energy
6.250%, 12/01/2025	1,740	1,636
Summit Midstream Holdings
5.750%, 04/15/2025	2,618	2,520
5.500%, 08/15/2022	1,548	1,542
Sunoco
5.875%, 03/15/2028 (A)	1,585	1,522
Tallgrass Energy Partners
5.500%, 01/15/2028 (A)	615	620
Targa Resources Partners
6.750%, 03/15/2024	3,375	3,561
5.875%, 04/15/2026 (A)	1,024	1,056
5.125%, 02/01/2025	160	161
5.000%, 01/15/2028 (A)	2,056	2,000
4.250%, 11/15/2023	65	63
Transocean
9.000%, 07/15/2023 (A)	1,163	1,265
7.500%, 01/15/2026 (A)	355	366
7.500%, 04/15/2031	3,156	2,998
6.800%, 03/15/2038	70	61
Transocean Guardian
5.875%, 01/15/2024 (A)	1,525	1,538
Transocean Pontus
6.125%, 08/01/2025 (A)	532	541
USA Compression Partners
6.875%, 04/01/2026 (A)	1,805	1,864
Vermilion Energy
5.625%, 03/15/2025 (A)	1,325	1,317

174	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Vine Oil & Gas LP
9.750%, 04/15/2023	$720	$720
Weatherford International
9.875%, 02/15/2024	1,975	1,935
9.875%, 03/01/2039	495	475
7.750%, 06/15/2021	493	490
5.950%, 04/15/2042	2,015	1,451
5.125%, 09/15/2020	493	491
4.500%, 04/15/2022	875	766
Whiting Petroleum
6.625%, 01/15/2026	1,147	1,193
6.250%, 04/01/2023	2,568	2,658
WildHorse Resource Development
6.875%, 02/01/2025	997	1,029
WPX Energy
8.250%, 08/01/2023	560	636
6.000%, 01/15/2022	76	79
5.750%, 06/01/2026	811	821
5.250%, 09/15/2024	1,834	1,843

		176,496

Financials — 4.5%
Acrisure
7.000%, 11/15/2025 (A)	5,480	5,110
AHP Health Partners
9.750%, 07/15/2026 (A)	992	1,034
Alliant Holdings Intermediate
8.250%, 08/01/2023 (A)	1,147	1,187
Ally Financial
5.750%, 11/20/2025	380	392
4.625%, 05/19/2022	835	841
4.250%, 04/15/2021	200	201
4.125%, 03/30/2020	595	597
4.125%, 02/13/2022	365	365
ASP AMC
8.000%, 05/15/2025 (A)	3,572	2,715
AssuredPartners
7.000%, 08/15/2025 (A)	1,419	1,405
BCD Acquisition
9.625%, 09/15/2023 (A)	1,890	2,015
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049	50	51
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 12/29/2049	280	287
5.800%, VAR ICE LIBOR USD 3 Month+4.093%, 11/29/2049	280	286
City National Bank
9.000%, 08/12/2019 (B)(C)	3,384	3,546
Credit Acceptance
7.375%, 03/15/2023	1,360	1,424
6.125%, 02/15/2021	555	560

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (A)	$765	$805
CTR Partnership
5.250%, 06/01/2025	2,110	2,057
Donnelley Financial Solutions
8.250%, 10/15/2024	1,206	1,273
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)	2,075	2,057
Financial & Risk US Holdings
8.250%, 11/15/2026 (A)	2,115	2,102
6.250%, 05/15/2026 (A)	1,979	1,986
Freedom Mortgage
8.250%, 04/15/2025 (A)	1,945	1,887
8.125%, 11/15/2024 (A)	805	781
FS Energy & Power Fund
7.500%, 08/15/2023 (A)	1,945	1,984
Genworth Holdings
4.900%, 08/15/2023	768	664
HUB International
7.000%, 05/01/2026 (A)	3,673	3,678
Hunt
6.250%, 02/15/2026 (A)	937	874
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.760%, 12/01/2099	1,965	2,026
LPL Holdings
5.750%, 09/15/2025 (A)	3,287	3,209
MGIC Investment
5.750%, 08/15/2023	485	507
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	1,800	1,845
4.500%, 09/01/2026	2,461	2,326
4.500%, 01/15/2028	95	87
MSCI
5.750%, 08/15/2025 (A)	566	591
5.375%, 05/15/2027 (A)	300	306
Navient
7.250%, 09/25/2023	576	611
Quicken Loans
5.250%, 01/15/2028 (A)	2,390	2,220
Royal Bank of Scotland Group PLC
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.720%, 12/29/2049	740	784
Springleaf Finance
7.125%, 03/15/2026	3,085	3,070
6.875%, 03/15/2025	1,080	1,077
6.125%, 05/15/2022	810	835
Travelport Corporate Finance
6.000%, 03/15/2026 (A)	971	986

SEI Institutional Managed Trust / Annual Report / September 30, 2018	175

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Trident Merger Sub
6.625%, 11/01/2025 (A)	$1,596	$1,512
USIS Merger Sub
6.875%, 05/01/2025 (A)	2,772	2,765
Wand Merger
9.125%, 07/15/2026 (A)	1,326	1,389
8.125%, 07/15/2023 (A)	2,485	2,603
WeWork
7.875%, 05/01/2025 (A)	3,410	3,305

		74,218

Health Care — 8.6%
21st Century Oncology
10.000% cash/12.000% PIK, 04/30/2023 (B)(C)	370	317
Acadia Healthcare
5.625%, 02/15/2023	2,540	2,553
5.125%, 07/01/2022	536	534
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	2,937	2,636
Aurora Diagnostics Holdings
12.250% cash/1.500% PIK, 01/15/2020 (B)	4,918	4,439
Avantor
9.000%, 10/01/2025 (A)	1,124	1,160
6.000%, 10/01/2024 (A)	1,308	1,328
Bausch Health
9.250%, 04/01/2026 (A)	4,319	4,659
9.000%, 12/15/2025 (A)	1,216	1,309
8.500%, 01/31/2027 (A)	1,792	1,882
7.000%, 03/15/2024 (A)	495	523
6.500%, 03/15/2022 (A)	900	936
6.125%, 04/15/2025 (A)	3,665	3,482
5.875%, 05/15/2023 (A)	2,585	2,520
5.625%, 12/01/2021 (A)	1,440	1,434
5.500%, 03/01/2023 (A)	6,163	5,932
5.500%, 11/01/2025 (A)	315	315
BioScrip
8.875%, 02/15/2021	3,211	3,043
Centene
6.125%, 02/15/2024	200	210
4.750%, 01/15/2025	3,805	3,796
Centene Escrow I
5.375%, 06/01/2026 (A)	1,631	1,670
Change Healthcare Holdings
5.750%, 03/01/2025 (A)	1,500	1,489
Charles River Laboratories International
5.500%, 04/01/2026 (A)	1,345	1,365
CHS
11.000%, 9.88%, 6/22/2019, 06/30/2023 (A)(E)	927	834
8.625%, 01/15/2024 (A)	2,890	2,995

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.250%, 03/31/2023	$1,995	$1,894
DaVita
5.000%, 05/01/2025	1,632	1,557
DJO Finance
10.750%, 04/15/2020	973	966
8.125%, 06/15/2021 (A)	4,446	4,540
Elanco Animal Health
4.900%, 08/28/2028 (A)	195	198
4.272%, 08/28/2023	195	196
Encompass Health
5.750%, 11/01/2024	560	564
5.750%, 09/15/2025	672	677
Endo
6.000%, 07/15/2023 (A)	1,025	910
5.875%, 10/15/2024 (A)	200	202
Endo Finance
5.750%, 01/15/2022 (A)	981	916
Enterprise Merger Sub
8.750%, 10/15/2026 (A)	2,295	2,295
Envision Healthcare
6.250%, 12/01/2024 (A)	411	442
5.625%, 07/15/2022	2,593	2,666
Gates Global
6.000%, 07/15/2022 (A)	365	367
Hadrian Merger Sub
8.500%, 05/01/2026 (A)	1,325	1,265
HCA
7.500%, 02/15/2022	555	608
5.875%, 05/01/2023	1,485	1,567
5.875%, 02/15/2026	3,765	3,920
5.375%, 02/01/2025	10,238	10,443
5.250%, 04/15/2025	2,100	2,165
5.250%, 06/15/2026	1,880	1,934
Hill-Rom Holdings
5.750%, 09/01/2023 (A)	2,235	2,291
5.000%, 02/15/2025 (A)	625	611
Hologic
4.625%, 02/01/2028 (A)	654	615
4.375%, 10/15/2025 (A)	340	326
Immucor
11.125%, 02/15/2022 (A)	163	165
inVentiv Group Holdings
7.500%, 10/01/2024 (A)	424	448
IQVIA
5.000%, 10/15/2026 (A)	1,783	1,752
Kinetic Concepts
7.875%, 02/15/2021 (A)	700	723
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	315	279
5.500%, 04/15/2025 (A)	630	528
4.875%, 04/15/2020 (A)	2,050	2,029

176	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Molina Healthcare
5.375%, 11/15/2022	$3,021	$3,070
4.875%, 06/15/2025 (A)	3,790	3,724
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)(C)	2,403	2,493
One Call
10.000%, 10/01/2024 (A)	1,764	1,473
7.500%, 07/01/2024 (A)	232	229
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	2,200	2,149
Polaris Intermediate
8.500% cash/9.250% PIK, 12/01/2022 (A)	1,400	1,447
Prestige Brands
6.375%, 03/01/2024 (A)	345	349
Quorum Health
11.625%, 04/15/2023	640	640
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	3,148	3,305
Sterigenics-Nordion Holdings
6.500%, 05/15/2023 (A)	1,774	1,827
Surgery Center Holdings
6.750%, 07/01/2025 (A)	403	386
Tenet Healthcare
8.125%, 04/01/2022	615	648
7.500%, 01/01/2022 (A)	225	235
7.000%, 08/01/2025	4,440	4,384
6.750%, 06/15/2023	5,406	5,386
5.125%, 05/01/2025	1,524	1,501
4.625%, 07/15/2024	3,492	3,396
4.500%, 04/01/2021	590	587
WellCare Health Plans
5.375%, 08/15/2026 (A)	744	757
5.250%, 04/01/2025	4,322	4,392

		143,798

Industrials — 7.1%
ACCO Brands
5.250%, 12/15/2024 (A)	270	268
Actuant
5.625%, 06/15/2022	3,000	3,034
ADT
3.500%, 07/15/2022	405	383
AECOM
5.875%, 10/15/2024	165	174
5.125%, 03/15/2027	135	132
Aircastle
5.000%, 04/01/2023	525	539
American Tire Distributors
10.250%, 03/01/2022 (A)(D)	205	54
American Woodmark
4.875%, 03/15/2026 (A)	370	353

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AMN Healthcare
5.125%, 10/01/2024 (A)	$909	$879
Arconic
5.900%, 02/01/2027	535	544
Avis Budget Car Rental
6.375%, 04/01/2024 (A)	1,160	1,154
5.500%, 04/01/2023	2,156	2,145
Avolon Holdings Funding
5.125%, 10/01/2023 (A)	672	679
Bombardier
7.500%, 12/01/2024 (A)	1,593	1,680
7.500%, 03/15/2025 (A)	475	490
6.000%, 10/15/2022 (A)	3,127	3,135
Builders FirstSource
5.625%, 09/01/2024 (A)	961	924
BWX Technologies
5.375%, 07/15/2026 (A)	628	630
CDW
5.000%, 09/01/2025	550	547
Cimpress
7.000%, 06/15/2026 (A)	1,200	1,219
Core & Main
6.125%, 08/15/2025 (A)	3,454	3,299
DAE Funding
5.000%, 08/01/2024 (A)	713	698
4.500%, 08/01/2022 (A)	660	643
Fortress Transportation & Infrastructure Investors
6.750%, 03/15/2022 (A)	1,495	1,532
6.500%, 10/01/2025 (A)	640	636
frontdoor
6.750%, 08/15/2026 (A)	450	464
Garda World Security
8.750%, 05/15/2025 (A)	1,400	1,363
GFL Environmental
5.375%, 03/01/2023 (A)	950	893
Global A&T Electronics
8.500%, 01/12/2023	3,474	3,371
HD Supply
5.750%, 7.00%, 4/15/2019, 04/15/2024 (A)(E)	315	331
Hertz
7.625%, 06/01/2022 (A)	2,034	2,009
6.250%, 10/15/2022	310	287
5.875%, 10/15/2020	1,019	1,014
5.500%, 10/15/2024 (A)	1,630	1,353
Hillman Group
6.375%, 07/15/2022 (A)	3,488	3,139
Hulk Finance
7.000%, 06/01/2026 (A)	920	889
Icahn Enterprises
6.250%, 02/01/2022	1,480	1,517

SEI Institutional Managed Trust / Annual Report / September 30, 2018	177

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.875%, 02/01/2022	$1,499	$1,518
James Hardie International Finance DAC
5.000%, 01/15/2028 (A)	1,224	1,155
4.750%, 01/15/2025 (A)	200	194
Jeld-Wen
4.875%, 12/15/2027 (A)	3,320	3,025
4.625%, 12/15/2025 (A)	1,979	1,826
KAR Auction Services
5.125%, 06/01/2025 (A)	451	438
KLX
5.875%, 12/01/2022 (A)	850	878
Kratos Defense & Security Solutions
6.500%, 11/30/2025 (A)	280	289
LTF Merger
8.500%, 06/15/2023 (A)	830	864
Mueller Water Products
5.500%, 06/15/2026 (A)	195	196
Multi-Color
4.875%, 11/01/2025 (A)	1,090	1,019
New Enterprise Stone & Lime
10.125%, 04/01/2022 (A)	1,445	1,547
6.250%, 03/15/2026 (A)	1,940	1,955
Nielsen Finance
5.000%, 04/15/2022 (A)	2,172	2,118
Nielsen Luxembourg Sarl
5.000%, 02/01/2025 (A)	3,640	3,567
Novelis
6.250%, 08/15/2024 (A)	1,543	1,579
5.875%, 09/30/2026 (A)	3,403	3,325
Oshkosh
5.375%, 03/01/2025	30	31
PGT Escrow Issuer
6.750%, 08/01/2026 (A)	1,395	1,447
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	2,987	3,195
RBS Global
4.875%, 12/15/2025 (A)	2,700	2,572
Remington Arms
0.000%, 12/31/2049	1,245	–
RR Donnelley & Sons
6.000%, 04/01/2024	1,990	2,002
Sensata Technologies
5.000%, 10/01/2025 (A)	1,640	1,636
4.875%, 10/15/2023 (A)	1,600	1,602
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	2,685	2,826
SPX FLOW
5.875%, 08/15/2026 (A)	360	362
5.625%, 08/15/2024 (A)	170	171
Standard Industries
6.000%, 10/15/2025 (A)	825	844
4.750%, 01/15/2028 (A)	2,250	2,078

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Stevens Holding
6.125%, 10/01/2026 (A)	$210	$213
Summit Materials
6.125%, 07/15/2023	1,690	1,714
5.125%, 06/01/2025 (A)	600	563
Team Health Holdings
6.375%, 02/01/2025 (A)	1,195	1,049
Terex
5.625%, 02/01/2025 (A)	425	422
Titan Acquisition
7.750%, 04/15/2026 (A)	776	673
Titan International
6.500%, 11/30/2023	1,965	1,900
TransDigm
6.500%, 05/15/2025	1,595	1,625
6.375%, 06/15/2026	623	629
6.000%, 07/15/2022	440	447
TransDigm UK Holdings
6.875%, 05/15/2026 (A)	780	801
TriMas
4.875%, 10/15/2025 (A)	205	196
Triumph Group
7.750%, 08/15/2025	335	325
4.875%, 04/01/2021	355	343
Tutor Perini
6.875%, 05/01/2025 (A)	2,460	2,528
United Rentals North America
5.875%, 09/15/2026	1,355	1,390
5.750%, 11/15/2024	375	386
5.500%, 07/15/2025	1,245	1,270
5.500%, 05/15/2027	991	980
4.875%, 01/15/2028	2,516	2,359
Vertiv Group
9.250%, 10/15/2024 (A)	1,840	1,914
Wabash National
5.500%, 10/01/2025 (A)	340	325
Weekley Homes
6.625%, 08/15/2025	3,395	3,234
Welbilt
9.500%, 02/15/2024	240	262
Wrangler Buyer
6.000%, 10/01/2025 (A)	1,225	1,176
Xerium Technologies
9.500%, 08/15/2021	3,770	3,964
XPO Logistics
6.500%, 06/15/2022 (A)	240	248
6.125%, 09/01/2023 (A)	220	228

		117,824

Information Technology – 3.3%
ACI Worldwide
5.750%, 08/15/2026 (A)	678	689

178	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Advanced Micro Devices
7.500%, 08/15/2022	$1,000	$1,125
Alliance Data Systems
5.375%, 08/01/2022 (A)	1,058	1,066
Amkor Technology
6.375%, 10/01/2022	1,625	1,654
Anixter
5.500%, 03/01/2023	230	237
Ascend Learning
6.875%, 08/01/2025 (A)	215	217
Banff Merger Sub
9.750%, 09/01/2026 (A)	3,713	3,767
Cardtronics
5.500%, 05/01/2025 (A)	671	641
CDK Global
5.875%, 06/15/2026	686	707
CommScope Technologies
6.000%, 06/15/2025 (A)	1,325	1,365
Dell International
6.020%, 06/15/2026 (A)	2,010	2,148
Entegris
4.625%, 02/10/2026 (A)	2,421	2,303
Everi Payments
7.500%, 12/15/2025 (A)	632	638
Fair Isaac
5.250%, 05/15/2026 (A)	544	549
First Data
7.000%, 12/01/2023 (A)	1,901	1,979
5.750%, 01/15/2024 (A)	4,226	4,295
5.375%, 08/15/2023 (A)	1,489	1,512
5.000%, 01/15/2024 (A)	1,290	1,298
Gartner
5.125%, 04/01/2025 (A)	245	247
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	2,338	2,589
Hughes Satellite Systems
7.625%, 06/15/2021	1,200	1,296
6.625%, 08/01/2026	140	135
5.250%, 08/01/2026	900	878
Infor Software Parent
7.125% cash/7.875% PIK, 05/01/2021 (A)	880	888
Infor US
6.500%, 05/15/2022	1,815	1,840
Informatica
7.125%, 07/15/2023 (A)	735	752
MagnaChip Semiconductor
6.625%, 07/15/2021	790	777
Match Group
5.000%, 12/15/2027 (A)	1,052	1,047
NCR
5.000%, 07/15/2022	2,405	2,385

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nuance Communications
5.625%, 12/15/2026	$1,206	$1,212
NXP BV
4.625%, 06/01/2023 (A)	455	461
Open Text
5.875%, 06/01/2026 (A)	1,389	1,430
Rackspace Hosting
8.625%, 11/15/2024 (A)	2,690	2,616
RP Crown Parent
7.375%, 10/15/2024 (A)	268	278
Sabre
5.375%, 04/15/2023 (A)	215	216
5.250%, 11/15/2023 (A)	2,426	2,426
Solera
10.500%, 03/01/2024 (A)	1,220	1,333
Symantec
5.000%, 04/15/2025 (A)	1,945	1,925
Unisys
10.750%, 04/15/2022 (A)	1,790	2,014
VeriSign
4.750%, 07/15/2027	539	525
Veritas US
10.500%, 02/01/2024 (A)	326	298
West
8.500%, 10/15/2025 (A)	1,575	1,445

		55,203

Materials — 7.2%
AK Steel
7.000%, 03/15/2027	1,575	1,512
Alcoa Nederland Holding BV
7.000%, 09/30/2026 (A)	285	306
6.750%, 09/30/2024 (A)	495	524
6.125%, 05/15/2028 (A)	1,098	1,128
Aleris International
10.750%, 07/15/2023 (A)	695	737
Alpha 2 BV
8.750% cash/9.500% PIK, 06/01/2023 (A)	1,850	1,878
Alpha 3 BV
6.250%, 02/01/2025 (A)	1,800	1,791
ARD Finance
7.125% cash/7.875% PIK, 09/15/2023	3,426	3,452
Ardagh Packaging Finance
7.250%, 05/15/2024 (A)	2,735	2,862
6.000%, 02/15/2025 (A)	2,155	2,109
Axalta Coating Systems
4.875%, 08/15/2024 (A)	290	284
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	2,420	2,432
Big River Steel
7.250%, 09/01/2025 (A)	1,525	1,611

SEI Institutional Managed Trust / Annual Report / September 30, 2018	179

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boart Longyear Management Pty
10.500% cash/12.000% PIK, 12/31/2022	$1,738	$1,638
BWAY Holding
7.250%, 04/15/2025 (A)	2,604	2,538
5.500%, 04/15/2024 (A)	695	684
CENVO Corp (Escrow)
0.000%, 09/15/2022 (B)	5,650	77
CF Industries
5.150%, 03/15/2034	1,255	1,192
Chemours
6.625%, 05/15/2023	525	548
5.375%, 05/15/2027	511	493
Clearwater Paper
5.375%, 02/01/2025 (A)	910	844
Cleveland-Cliffs
4.875%, 01/15/2024 (A)	998	983
Constellium
5.875%, 02/15/2026 (A)	848	830
5.750%, 05/15/2024 (A)	1,299	1,290
Cornerstone Chemical
6.750%, 08/15/2024 (A)	3,095	3,099
Crown Americas
4.750%, 02/01/2026 (A)	3,228	3,083
CVR Partners
9.250%, 06/15/2023 (A)	3,027	3,209
Eldorado
6.125%, 12/15/2020 (A)	2,060	1,957
First Quantum Minerals
7.500%, 04/01/2025 (A)	4,202	3,987
7.250%, 04/01/2023 (A)	785	750
6.875%, 03/01/2026 (A)	1,380	1,254
6.500%, 03/01/2024 (A)	1,053	963
Flex Acquisition
7.875%, 07/15/2026 (A)	822	812
6.875%, 01/15/2025 (A)	3,479	3,322
FMG Resources August 2006 Pty
5.125%, 05/15/2024 (A)	1,485	1,444
Freeport-McMoRan
5.450%, 03/15/2043	3,301	3,004
5.400%, 11/14/2034	1,085	1,020
4.550%, 11/14/2024	70	68
4.000%, 11/14/2021	728	722
3.875%, 03/15/2023	1,908	1,844
GCP Applied Technologies
5.500%, 04/15/2026 (A)	485	477
HB Fuller
4.000%, 02/15/2027	1,150	1,035
Hecla Mining
6.875%, 05/01/2021	2,013	2,018
Hexion
10.000%, 04/15/2020	1,604	1,570

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.625%, 04/15/2020	$5,920	$5,565
Huntsman International
5.125%, 11/15/2022	365	376
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,340	1,319
Kissner Holdings
8.375%, 12/01/2022 (A)(B)	816	834
Kraton Polymers
7.000%, 04/15/2025 (A)	749	770
LSB Industries
9.625%, 05/01/2023 (A)	1,930	2,022
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	1,585	1,617
New Gold
6.375%, 05/15/2025 (A)	775	643
6.250%, 11/15/2022 (A)	2,922	2,550
Noranda Aluminum Acquistion Escrow
11.000%, 06/01/2019 (C)(D)	355	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	225	209
5.000%, 05/01/2025 (A)	1,700	1,615
4.875%, 06/01/2024 (A)	300	289
OCI
6.625%, 04/15/2023 (A)	991	1,026
Olin
5.000%, 02/01/2030	980	914
Owens-Brockway Glass Container
6.375%, 08/15/2025 (A)	600	617
5.875%, 08/15/2023 (A)	670	689
Platform Specialty Products
5.875%, 12/01/2025 (A)	3,933	3,881
PQ
5.750%, 12/15/2025 (A)	1,475	1,464
Rain CII Carbon
7.250%, 04/01/2025 (A)	5,105	5,201
Reichhold Industries
9.000%, 05/08/2017 (A)(B)(C)(D)	859	–
Reynolds Group
7.000%, 07/15/2024 (A)	265	269
5.750%, 10/15/2020	1,061	1,064
Reynolds Group Issuer
5.839%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/2021 (A)	600	608
Scotts Miracle-Gro
6.000%, 10/15/2023	730	750
5.250%, 12/15/2026	455	437
Starfruit Finco BV
8.000%, 10/01/2026 (A)	3,159	3,206
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	2,000	2,060
Taseko Mines
8.750%, 06/15/2022 (A)	978	994

180	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TPC Group
8.750%, 12/15/2020 (A)	$3,944	$3,934
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	1,415	1,364
Tronox
6.500%, 04/15/2026 (A)	534	514
United States Steel
6.875%, 08/15/2025	792	809
6.250%, 03/15/2026	1,324	1,312
Venator Finance Sarl
5.750%, 07/15/2025 (A)	2,002	1,812
Versum Materials
5.500%, 09/30/2024 (A)	801	817

		118,932

Real Estate — 1.4%
CBL & Associates
5.250%, 12/01/2023	891	759
CoreCivic
5.000%, 10/15/2022	245	242
4.625%, 05/01/2023	475	456
Equinix
5.875%, 01/15/2026	670	689
5.750%, 01/01/2025	70	72
GEO Group
6.000%, 04/15/2026	4,030	3,859
5.875%, 01/15/2022	1,165	1,171
5.125%, 04/01/2023	35	33
GLP Capital
5.750%, 06/01/2028	410	422
5.250%, 06/01/2025	410	417
Howard Hughes
5.375%, 03/15/2025 (A)	590	584
Iron Mountain
5.250%, 03/15/2028 (A)	1,809	1,678
4.875%, 09/15/2027 (A)	1,535	1,408
Kennedy-Wilson
5.875%, 04/01/2024	700	690
MPT Operating Partnership
5.000%, 10/15/2027	2,033	1,959
Realogy Group
4.875%, 06/01/2023 (A)	4,210	3,942
RHP Hotel Properties
5.000%, 04/15/2021	530	531
5.000%, 04/15/2023	460	459
Sabra Health Care
5.125%, 08/15/2026	866	848
SBA Communications
4.875%, 09/01/2024	1,310	1,295
Uniti Group
8.250%, 10/15/2023	870	831
7.125%, 12/15/2024 (A)	185	169

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.000%, 04/15/2023 (A)	$240	$233
VICI Properties 1
8.000%, 10/15/2023	690	762

		23,509

Utilities — 1.5%
AES
6.000%, 05/15/2026	140	147
4.000%, 03/15/2021	455	454
AmeriGas Partners
5.875%, 08/20/2026	485	481
5.750%, 05/20/2027	1,182	1,158
5.625%, 05/20/2024	315	313
5.500%, 05/20/2025	1,333	1,310
Calpine
5.750%, 01/15/2025	1,325	1,173
5.250%, 06/01/2026 (A)	888	822
Clearway Energy Operating
5.750%, 10/15/2025 (A)	814	821
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	2,139	2,048
4.250%, 09/15/2024 (A)	214	210
NRG Energy
7.250%, 05/15/2026	1,795	1,947
6.250%, 05/01/2024	1,225	1,274
5.750%, 01/15/2028 (A)	1,572	1,588
NSG Holdings
7.750%, 12/15/2025 (A)	1,590	1,743
Rockpoint Gas Storage Canada
7.000%, 03/31/2023 (A)	745	756
Talen Energy Supply
6.500%, 06/01/2025	161	123
TerraForm Power Operating
5.000%, 01/31/2028 (A)	2,214	2,059
Texas Energy (Escrow Security)
3.972%, 12/31/2034 (B)(F)	167	10
Vistra Energy
7.625%, 11/01/2024	1,994	2,146
7.375%, 11/01/2022	145	151
Vistra Operations
5.500%, 09/01/2026 (A)	3,594	3,635

		24,369

Total Corporate Obligations (Cost $1,259,644) ($ Thousands)		1,233,347

SEI Institutional Managed Trust / Annual Report / September 30, 2018	181

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 10.1%
1011778 BC ULC/New Red Finance (aka Burger King/Tim Hortons), Term B-3 Loan, 1st Lien
4.492%, VAR LIBOR+2.250%, 02/16/2024	$873	$874
Academy, Ltd., Initial Term Loan, 1st Lien
6.104%, VAR LIBOR+4.000%, 07/01/2022	4,834	3,746
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC), Initial Term Loan, 1st Lien
5.242%, VAR LIBOR+3.250%, 08/18/2024	703	705
Acrisure, Term Loan B, 1st Lien
5.992%, 11/22/2023	874	876
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
6.415%, VAR LIBOR+4.250%, 03/14/2025	1,032	1,027
5.383%, VAR LIBOR+3.250%, 04/28/2022	977	962
Air Methods, Term Loan, 1st Lien
5.886%, 04/22/2024	690	627
Akorn, Inc., Loan, 1st Lien
7.000%, VAR LIBOR+4.250%, 04/16/2021	783	758
AkzoNobel (Starfruit), Term Loan B, 1st Lien
0.000%, 09/19/2025 (G)	1,105	1,109
Aleris International, Term Loan, 1st Lien
6.992%, 02/27/2023	1,949	1,983
Alvogen Pharma, Tem Loan, 1st Lien
6.990%, 04/01/2022	1,344	1,354
American Greetings, Term Loan, 1st Lien
6.742%, 04/06/2024	1,322	1,327
American Tire Distributors, Initial Term Loan, 1st Lien
6.636%, VAR LIBOR+4.250%, 09/01/2021	1,602	1,383
Apex Tool Group, LLC, Second Amendment Term Loan
5.992%, VAR LIBOR+3.750%, 02/01/2022	2,884	2,892
Applied Systems, Inc., Initial Term Loan
9.386%, VAR LIBOR+7.000%, 09/19/2025	336	342
Aristocrat Leisure Limited, Term B-3 Loan, 1st Lien
4.098%, VAR LIBOR+1.750%, 10/19/2024	1,783	1,781
Ascend Learning, Cov-Lite, Term Loan B, 1st Lien
5.242%, VAR LIBOR+3.250%, 07/12/2024	144	144

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan
8.742%, VAR LIBOR+6.000%, 08/04/2025	$2,993	$3,073
Atlas America Finance, Inc., Term Loan, 1st Lien
9.570%, VAR LIBOR+7.330%, 05/06/2021	129	127
Audio Visual Services, Term Loan, 2nd Lien
9.592%, 09/01/2025	586	576
Avaya Inc., Tranche B Term Loan, 1st Lien
6.408%, 12/15/2024	860	868
Big River Steel LLC, Closing Date Term Loan, 1st Lien
7.386%, VAR LIBOR+5.000%, 08/23/2023	1,309	1,327
BMC Software Finance, Inc., Term Loan, 1st Lien
0.000%, 09/01/2025 (G)	3,455	3,487
Boart Longyear, Term Loan, 1st Lien
11.000%, 10/23/2020 (B)	159	159
BPA Laboratories, Term Loan, 2nd Lien
10.136%, 04/29/2020 (B)	181	168
Broadriders, Term Loan B, 1st Lien
8.742%, 04/23/2024 (B)	1,591	1,605
BWay Holding Company, Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+3.250%, 04/03/2024	3	3
5.581%, VAR LIBOR+3.250%, 04/03/2024	1,890	1,888
California Resources Corporation, Initial Loan, 1st Lien
6.962%, VAR LIBOR+4.750%, 12/31/2022 (B)	2,746	2,786
California Resources Corporation, Loan, 1st Lien
12.617%, VAR LIBOR+10.375%, 12/31/2021	3,168	3,510
Cengage Learning, Inc., 2016 Refinancing Term Loan
6.415%, VAR LIBOR+4.250%, 06/07/2023	3,388	3,155
Cenveo Corporation, Exit Term Loan, 1st Lien
11.121%, 06/07/2023	1,400	1,365
Checkout Holding Corp., Term B Loan
5.813%, VAR LIBOR+3.500%, 04/09/2021	1,616	664
CityCenter Holdings, LLC, Term B Loan, 1st Lien
4.492%, VAR LIBOR+2.250%, 04/18/2024	550	551

182	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
ClubCorp Holdings, Inc., Term B Loan
5.136%, VAR LIBOR+3.250%, 09/18/2024	$984	$979
Communications Sales & Leasing, Inc. (CSL Capital, LLC), Shortfall Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 10/24/2022	1,725	1,649
Contura Energy, Inc., Term Loan, 1st Lien
7.300%, VAR LIBOR+5.000%, 03/18/2024	1,534	1,530
Coronado, Term Loan B, 1st Lien
8.886%, 03/29/2025 (B)	1,341	1,352
Coronado, Term Loan C, 1st Lien
8.886%, 03/29/2025 (B)	367	370
Cowlitz Tribal Gaming Authority
12.742%, VAR US LIBOR+10.500%, 12/04/2020 (B)	2,850	3,028
Cumulus Media Holdings Inc., Term Loan, 1st Lien
6.750%, 05/13/2022	4,632	4,575
Dex Media, Inc., Loan, 1st Lien
12.250%, VAR LIBOR+10.000%, 07/29/2021	359	364
Diebold Nixdorf, Term Loan A-1
13.200%, 08/30/2022 (G)	949	989
Diebold Nixdorf, Term Loan B, 1st Lien
4.938%, VAR LIBOR+2.750%, 11/06/2023	370	317
Ditech Holding Corporation (fka Walter Investment Management Corp.), Tranche B Term Loan, 1st Lien
8.242%, VAR LIBOR+6.000%, 06/30/2022 (D)	702	662
East Valley Tourist Development Authority, Term Loan, 1st Lien
10.386%, VAR LIBOR+8.000%, 09/30/2020 (B)	2,269	2,298
Empire Generating Co, LLC, Term B Advance, 1st Lien
6.640%, VAR LIBOR+4.250%, 03/12/2021	1,239	997
Empire Generating Co, LLC, Term C Advance, 1st Lien
6.640%, VAR LIBOR+4.250%, 03/12/2021	122	99
Energizer Holdings Inc., Term Loan, 1st Lien
0.000%, 06/20/2025 (G)	308	309
Envision Healthcare Corporation (EMS), Term Loan B (2018)
0.000%, 09/26/2025 (G)	3,035	3,027
EPIC Y-Grade Services, Term Loan, 1st Lien
7.742%, 06/13/2024 (G)	2,078	2,019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Evergreen Skills Lux S.À R.L., Initial Term Loan
6.992%, VAR LIBOR+4.750%, 04/28/2021	$1,930	$1,829
Flex Acquisition Company, Inc., Initial Term Loan, 1st Lien
5.337%, VAR LIBOR+3.000%, 12/29/2023	1,057	1,056
Foresight Energy LLC, Term Loan, 1st Lien
7.992%, VAR LIBOR+5.750%, 03/28/2022	1,253	1,250
Formula One Management Limited, Facility B3 (USD), 1st Lien
4.742%, VAR LIBOR+2.500%, 02/01/2024	2,700	2,678
Forterra Finance, LLC, Replacement Term Loan
5.242%, VAR LIBOR+3.000%, 10/25/2023	1,306	1,248
Frontier Communications, Term Loan B1, 1st Lien
6.000%, VAR LIBOR+3.750%, 06/15/2024	2,239	2,191
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan
4.992%, VAR LIBOR+2.750%, 07/30/2024	516	518
Gavilan Resources, LLC, Initial Term Loan
8.165%, VAR LIBOR+6.000%, 03/01/2024	1,282	1,207
General Nutrition Centers, Inc., FILO Term Loan, 1st Lien
9.250%, VAR LIBOR+7.000%, 12/31/2022	580	594
General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien
11.000%, 03/04/2021	678	666
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances
7.886%, VAR LIBOR+5.500%, 11/13/2021 (B)	407	408
Gulf Finance, LLC, Tranche B Term Loan, 1st Lien
7.640%, VAR LIBOR+5.250%, 08/25/2023	499	417
Hub International, Ltd., Cov-Lite, Term Loan B, 1st Lien
5.335%, 04/25/2025	1,783	1,786
Husky IMS, Cov-Lite, Term Loan B, 1st Lien
5.242%, 03/28/2025	1,095	1,063

SEI Institutional Managed Trust / Annual Report / September 30, 2018	183

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), Tranche D Term Loan, 1st Lien
8.826%, VAR LIBOR+6.750%, 01/30/2019 (B)(D)	$760	$	569
Indivior Finance S.a.r.l., Term Loan B, 1st Lien
6.850%, 12/19/2022	716		710
Intelsat Jackson Holdings S.A., Term Loan B4, 1st Lien
6.730%, 01/02/2024	325		341
Iron Mountain Incorporated, Term Loan, 1st Lien
0.000%, 06/04/2023 (G)	1,388		1,371
J. Crew Group, Inc., Amended Loan, 1st Lien
5.606%, VAR LIBOR+3.220%, 03/05/2021	303		275
5.462%, VAR LIBOR+3.220%, 03/05/2021	82		75
5.450%, VAR LIBOR+3.220%, 03/05/2021	115		104
J.C. Penney Corporation, Inc., Loan (2016), 1st Lien
6.567%, 06/23/2023	1,556		1,426
KCA, Term Loan B, 1st Lien
9.136%, 02/28/2023	234		228
KIK Custom Products, Term Loan, 1st Lien
6.242%, 05/15/2023	199		198
5.968%, 05/15/2023	126		125
Lifescan, Term Loan, 1st Lien
0.000%, 09/28/2024 (G)	1,985		1,961
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, 2nd Lien
14.820%, VAR LIBOR+12.500%, 12/07/2020 (B)	2,736		708
Mashantucket (Western) Pequot Tribe, Term A Loan, 1st Lien
5.742%, VAR LIBOR+3.750%, 06/30/2020 (B)(C)	554		539
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
10.367%, VAR LIBOR+8.125%, 06/30/2020 (C)	7,042		6,902
Mavenir Systems, Term Loan B
8.140%, 05/08/2025 (B)	3,002		3,003
McDermott International Inc, Term Loan B
7.242%, 05/12/2025	1,325		1,343
McGraw-Hill Global Education Holdings LLC, Cov-Lite, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 05/04/2022	1,976		1,916

Description		Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Medallion Midland Acquisition, LLC, Initial Term Loan, 1st Lien
5.492%, VAR LIBOR+3.250%, 10/30/2024	$	680	$	675
Medical Card System, Inc., Loan, 1st Lien
5.500%, VAR LIBOR+0.500%, 09/02/2019 (B)(C)		1,448		1,368
MEG Energy Corp., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+3.500%, 12/31/2023		56		56
Meredith Corporation, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 01/31/2025		674		678
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)(D)		300		–
Mitel Networks, Term Loan, 1st Lien
0.000%, 07/11/2025 (G)		820		827
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 10/13/2023		3,573		3,366
Moneygram International, Inc., Term Loan, 1st Lien
5.636%, VAR LIBOR+3.250%, 03/27/2020		1,195		1,164
Monitronics International, Term Loan B
5.500%, 09/22/2022		4,051		3,943
Murray Energy Corporation, Superpriority Term B-2 Loan
9.492%, 10/17/2022		2,759		2,517
Neiman Marcus Group LTD LLC, Other Term Loan, 1st Lien
5.370%, VAR LIBOR+3.250%, 10/25/2020		2,070		1,920
New LightSquared LLC, Loan, 1st Lien
11.067%, VAR LIBOR+0.000%, 12/07/2020		2,512		1,912
New MMI, Inc., Term B Loan, 1st Lien
7.272%, VAR LIBOR+4.750%, 02/13/2023		2,223		2,216
New rue21, LLC, Term Loan, 1st Lien
12.500%, VAR LIBOR+12.500%, 09/22/2022		137		106
Nine West Holdings, Inc., Initial Loan (Unsecured)
6.954%, VAR LIBOR+5.250%, 01/08/2020 (D)		3,793		3,314
Onex Carestream Finance LP, Term Loan, 2nd Lien
10.742%, VAR LIBOR+8.500%, 12/07/2019		1,621		1,613

184	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
P.F. Changs’s China Bistro, Inc., Term Loan, 1st Lien
7.671%, 09/01/2022	$1,315	$1,312
7.386%, 09/01/2022	3	3
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC), Term Loan
6.350%, VAR LIBOR+4.000%, 10/30/2020	714	705
Paperworks, New Money Loan, 1st Lien
13.000%, 02/22/2023	868	912
Petco Animal Supplies, Inc., Term Loan, 1st Lien
5.592%, VAR LIBOR+3.000%, 01/26/2023	2,090	1,691
PetSmart, Inc., Tranche B-2 Loan, 1st Lien
5.120%, VAR LIBOR+3.000%, 03/11/2022	1,907	1,661
Plantronics, Cov-Lite, 1st Lien
4.742%, 07/02/2025	675	677
Pregis, Cov-Lite, Term Loan, 1st Lien
5.834%, VAR LIBOR+3.500%, 05/20/2021	670	663
Quorum Health Corporation, Term Loan, 1st Lien
8.992%, VAR LIBOR+6.750%, 04/29/2022	925	938
Radio One, Inc., Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+4.000%, 04/18/2023	650	634
Refinitiv (Thomson Reuters / Financial & Risk), Term Loan B
0.000%, 09/18/2025 (G)	1,485	1,481
Revlon Consumer Products Corporation, Initial Term B Loan, 1st Lien
5.886%, VAR LIBOR+3.500%, 09/07/2023	2	1
5.813%, VAR LIBOR+3.500%, 09/07/2023	727	553
Scientific Games International, Inc., Initial Term B-5 Loan
5.044%, VAR LIBOR+2.750%, 08/14/2024	1,750	1,747
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 1st Lien
8.386%, VAR LIBOR+6.000%, 02/21/2021	442	419
Sequa Mezzanine Holdings L.L.C., Initial Loan
11.200%, VAR LIBOR+9.000%, 04/28/2022	522	513

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Sequa Mezzanine Holdings L.L.C., Initial Term Loan
7.186%, VAR LIBOR+5.000%, 11/28/2021	$1,318	$1,295
SI Group, Term Loan, 1st Lien
0.000%, 08/17/2025 (G)	1,908	1,913
Staples, Inc., Closing Date Term Loan
6.343%, VAR LIBOR+4.000%, 09/12/2024	1,958	1,957
Steinway Musical Instruments, Inc., Term Loan B, 1st Lien
5.908%, 02/14/2025	1,343	1,344
Syniverse Holdings, Inc., Tranche C Term Loan
7.148%, VAR LIBOR+5.000%, 03/09/2023	2,622	2,629
Team Health Holdings, Cov-Lite, Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 02/06/2024	886	860
Transdigm Inc., New Tranche G Term Loan
4.742%, VAR LIBOR+2.500%, 08/22/2024	1,999	2,005
Traverse Midstream Partners LLC, Advance, 1st Lien
6.600%, VAR LIBOR+4.000%, 09/27/2024	454	457
Ultra Resources, Cov-Lite, 1st Lien
5.165%, 04/12/2024	139	125
Ultra Resources, Loan, 1st Lien
5.165%, 04/12/2024	635	571
Veritas US Inc., New Dollar Term B Loan
6.886%, 01/27/2023	175	171
6.742%, VAR LIBOR+4.500%, 01/27/2023	529	515
Vistra Operations Company LLC, Term Loan B-3
4.242%, 12/31/2025	123	123
4.158%, 12/31/2025	836	837
WideOpenWest Finance LLC, Term Loan B, 1st Lien
5.408%, VAR LIBOR+3.250%, 08/18/2023	441	432
Windstream Services, LLC (fka Windstream Corporation), Tranche B-6 Term Loan (2016)
6.160%, VAR LIBOR+4.000%, 03/29/2021	1,756	1,679
Windstream Services, LLC (fka Windstream Corporation), Tranche B-7 Term Loan
5.410%, VAR LIBOR+3.250%, 02/17/2024	581	514

SEI Institutional Managed Trust / Annual Report / September 30, 2018	185

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Total Loan Participations (Cost $168,927) ($ Thousands)		$167,483

ASSET-BACKED SECURITIES — 9.6%
Other Asset-Backed Securities — 9.6%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
2.469%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)(B)	$587	15
B&M CLO, Ser 2014-1A, Cl E
8.089%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(B)	2,480	2,244
Battalion CLO IV, Ser 2013-4A, Cl SUB
0.000%, 10/22/2025 (A)(B)(H)	5,640	56
Battalion CLO V, Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (A)(B)(H)	3,274	491
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(B)(H)	4,490	2,380
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 04/18/2030 (A)(B)(H)	3,390	2,322
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/24/2029 (A)(B)(H)	4,450	3,916
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 10/24/2029 (A)(B)(H)	5,857	4,898
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(B)(H)	4,663	4,106
Battalion CLO XIV Warehouse Note
0.000%, (B)(H) (I)	2,983	2,983
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(B)(H)	2,531	1,253
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(B)(H)	3	1,831
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(B)(H)	2,293	2,018
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(B)(H)	6,387	623
Benefit Street Partners CLO V-B
0.000%, 04/20/2031 (B)(H)	10,259	9,418
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(B)(H)	7,502	5,852
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (B)(H)	6,715	5,350
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (A)(B)(H)	6,720	5,846
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/15/2029 (A)(B)(H)	6,228	4,764

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO XIV, Ser 2018- 14A, Cl SUB
0.000%, 04/20/2031 (A)(B)(H)	$3,809	$3,389
Cathedral Lake CLO, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(B)(H)	1,869	1,724
Cathedral Lake V Warehouse Note
0.000%, (B)(H) (I)	2,771	2,771
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(B)(H)	3,139	2,758
CVP Cascade CLO, Ser 2014-2A, Cl D
7.133%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(B)	759	714
CVP Cascade CLO, Ser 2014-2A, Cl E
8.133%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(B)	2,469	2,192
Fifth Street Senior Loan Fund, Ser 2015-1A, Cl E
9.548%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(B)	3,890	3,710
Figueroa CLO, Ser 2013-1I, Cl SUB
0.000%, 03/21/2024 (B)(H)	18,856	1
Figueroa CLO, Ser 2013-2A, Cl SUB
0.000%, 06/20/2027 (A)(B)(H)	2,907	1,322
Great Lakes CLO, Ser 2014-1A, Cl SUB
0.000%, 10/15/2029 (A)(B)(H)	4,860	4,277
Great Lakes CLO, Ser 2015-1A, Cl ER
9.699%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)(B)	3,253	3,183
Great Lakes CLO, Ser 2015-1A, Cl FR
12.339%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A)(B)	1,198	1,127
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(B)(H)	4,519	3,638
Great Lakes CLO, Ser 2017-1A, Cl ER
9.839%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)(B)	3,321	3,321
Great Lakes CLO, Ser 2017-1A, Cl FR
12.339%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)(B)	1,940	1,915
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(B)(H)	1,169	1,169
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A, Cl SUB
0.000%, 10/20/2029 (A)(B)(H)	2,484	1,999
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
9.908%, VAR ICE LIBOR USD 3 Month+7.560%, 07/07/2029 (A)(B)	3,223	3,217
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(B)(H)	651	632

186	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
9.290%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)(B)	$1,559	$1,497
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(B)(H)	3,797	2,905
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
8.185%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)(B)	2,499	2,355
Neuberger Berman CLO XVI-S, Ser 2018-16SA, Cl SUB
0.000%, 01/15/2028 (A)(B)(H)	1,459	1,415
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
0.000%, 10/17/2027 (A)(B)(H)	3,640	2,512
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUBF
0.100%, 10/17/2027 (A)(B)	112	79
NewStar Clarendon Fund CLO, Ser 2015-1A, Cl E
8.385%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(B)	3,439	3,344
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(B)(H)	7,983	6,210
OCP CLO, Ser 2012-2A, Cl SUB
0.000%, 11/22/2025 (A)(B)(H)	2,615	1,342
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(B)(H)	1,655	1,308
Shackleton 2014-VI-R CLO, Ser 2014-6RA, Cl SUB
0.000%, 07/17/2028 (B)(H)	6,388	5,310
Shackleton CLO, Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)(B)(H)	7,935	24
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (B)(H)	9,085	8,259
TCW CLO 2018-1, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(B)(H)	2,978	2,643
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 07/29/2029 (A)(B)(H)	4,194	3,481
Venture CDO, Ser 2012-10A, Cl SUB
0.000%, 04/20/2027 (A)(B)(H)	7,108	4,407
Venture CDO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(B)(H)	2,030	1,771
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(B)(H)	1,609	1,311
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(B)(H)	4,193	3,606
Venture XXXV CLO Warehouse Note
0.000%, (B)(H)(I)	2,821	2,821

Total Asset-Backed Securities (Cost $130,704) ($ Thousands)		160,025

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 1.4%
21st Century Oncology *(B)	1,253	$50
Amplify Energy Corp *	100,766	1,008
Aspect Software, Cl CR1 *(B)	27,500	–
Aspect Software, Cl CR2 *(B)	11,134	–
Avaya Holdings Corp *	26,343	583
Berry Petroleum (Escrow Security) *(B)	3,278,000	–
Berry Petroleum Corp (B)	323,765	5,705
Boart Longyear Ltd *	78,378,606	340
Caesars Entertainment Corp *	41,932	430
Cenveo Corp *	38,426	1,172
CEVA Holdings *(B)	561	12
CHC Group LLC *	1,075	7
CUI Acquisition *(B)(C)	3	247
Cumulus Media Inc, ClA *(C)	59,587	1,018
Global Aviation Holdings Inc, Cl A *(B)	97,655	–
Gymboree *(C)	10,471	120
Gymboree Holding Corp *(C)	29,841	341
Halcon Resources Corp *	68,040	304
Medical Card Systems *(B)	284,758	–
Mmodal *(C)	63,024	3,135
Paperworks Industries, Inc. *(B)	52,360	1,133
Patterson-UTI Energy Inc	20,962	359
Quad/Graphics Inc (C)	166	3
Reichhold Industries *(B)(C)	1,427	1,421
Remington Outdoor Company *(B)(C)	12,794	105
Rue 21 *	55,057	126
SandRidge Energy (B)(C)	3,753,000	–
SandRidge Energy Inc *	7,982	87
TE Holdcorp *	50,160	38
Titan Energy LLC *	22,243	9
UCI International Holdings *(B)	27,268	446
VICI Properties Inc	112,803	2,439
Vistra Energy Corp *	138,937	3,457

Total Common Stock (Cost $22,451) ($ Thousands)		24,095

	Face Amount (Thousands)
MUNICIPAL BONDS — 0.5%
Connecticut — 0.2%
Mohegan Tribal, Finance Authority, RB
7.000%, 02/01/2045 (A)(B)	3,540	3,609

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO 5.250%, 07/01/2037 (C)(D)	130	77
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100 8.000%, 07/01/2035 (C)(D)	1,200	694

SEI Institutional Managed Trust / Annual Report / September 30, 2018	187

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2022 @ 100
5.125%, 07/01/2037 (C)(D)	$775	$448
5.000%, 07/01/2041 (C)(D)	705	407
Government Development Bank for Puerto Rico, RB
5.750%, 08/01/2025 (B)(C)(D)	35	17
Government Development Bank for Puerto Rico, Ser A, RB
4.375%, 02/01/2019 (C)(D)	815	389
Government Development Bank for Puerto Rico, Ser A, RB
5.500%, 08/01/2020 (C)(D)	55	27
Government Development Bank for Puerto Rico, Ser B, RB
5.000%, 12/01/2016 (C)(D)	360	174
5.000%, 12/01/2017 (B)(C)(D)	85	41
4.704%, 05/01/2016 (C)(D)	565	271
Government Development Bank for Puerto Rico, Ser B, RB
5.750%, 08/01/2025 (C)(D)	100	48
Government Development Bank for Puerto Rico, Ser C, RB
5.400%, 08/01/2019 (B)(C)(D)	280	135
Government Development Bank for Puerto Rico, Ser H, RB
5.200%, 08/01/2026 (C)(D)	75	36
4.950%, 08/01/2022 (C)(D)	25	12
4.900%, 08/01/2021 (C)(D)	30	14
4.500%, 08/01/2019 (C)(D)	50	24
Government Development Bank for Puerto Rico, Ser I, RB
4.350%, 08/01/2018 (C)(D)	10	5

		2,819

Texas — 0.1%
Texas State, Public Finance Authority, RB Callable 07/01/2019 @ 100
8.250%, 07/01/2024 (B)	1,475	1,517

Total Municipal Bonds (Cost $8,015) ($ Thousands)		7,945

CONVERTIBLE BONDS — 0.4%
CHC Group CV to 125.0000
10.858%, 09/15/2020 (B)(F)	55	55
Cheniere Energy CV to 7.2265 Shares
4.250%, 03/15/2045	615	493
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS (continued)
GenOn CV to 14.7167
0.000%, 06/15/2021 (B)	$2,200	$–
Liberty Media CV to 16.7764
3.750%, 02/15/2030	4,061	2,782
Liberty Media CV to 22.94686
4.000%, 11/15/2029	495	343
MagnaChip Semiconductor CV to 121.1387
5.000%, 03/01/2021	300	418
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	2,065	2,768

Total Convertible Bonds (Cost $6,433) ($ Thousands)		6,958

	Shares

PREFERRED STOCK — 0.3%
21st Century Oncology, 0.000% *(B)	1,943	534
Aspen Insurance Holdings, 5.950%	86,000	2,181
CEVA Holdings, 0.000% *(B)	1,214	27
Federal Home Loan Mortgage, 0.000% *	16,903	137
FNMA, 0.000% *	24,650	212
TE Holdcorp, 0.000% *(B)	81,045	486
VICI Properties Inc, 0.000%	38,747	838

Total Preferred Stock (Cost $4,747) ($ Thousands)		4,415

	Number of Warrants

WARRANTS — 0.0%
Cumulus Media, Expires 12/30/2027 Strike Price $– *	10,632	165
Guitar Center, Expires 12/30/2027 Strike Price $– *	12,965	–
Jack Cooper Holdings, Expires 04/26/2027 Strike Price $– * (B)(C)	2,496	–
Lion Holding, Expires 12/30/2027 Strike Price $– *	1,575	–
Remington Arms Strike Price $– *‡‡ (B)(C)	12,902	–
SandRidge Energy Inc, Expires 10/04/2022 Strike Price $41 *(C)	7,382	2
SandRidge Energy Inc, Expires 10/04/2022 Strike Price $42 *(C)	3,108	–

Total Warrants (Cost $185) ($ Thousands)		167

188	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%
Texas Competitive Electric Holdings LLC
0.000 *‡‡	218,213	$ 164

Total Rights (Cost $295) ($ Thousands)		164

	Shares

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	70,704,674	70,705

(Cost $70,705) ($ Thousands)		70,705

Total Investments in Securities – 100.8% (Cost $1,672,105) ($ Thousands)		$ 1,675,304

SEI Institutional Managed Trust / Annual Report / September 30, 2018	189

SCHEDULE OF INVESTMENTS

September 30, 2018

High Yield Bond Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX NA.HY.29 5Y	Sell	5.00%	Quarterly	12/20/2022	(11,160)	$896	$821	$75
CDX.NA.HY.30.5Y	Sell	5.00%	Quarterly	06/20/2023	(2,100)	164	155	9

						$1,060	$976	$84

A list of the open OTC swap agreements held by the Fund at September 30, 2018 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Bank of America	IBOXHY_DEC18_273.58	IBOXX USD LIQUID HIGH YIELD	3-MONTH USD LIBOR	Quarterly	12/20/2018	USD	(19,130)	$(115)	$83	$(198)
JPMorgan Chase	IBOXHY_DEC18_275	IBOXX USD LIQUID HIGH YIELD	3-MONTH USD LIBOR	Quarterly	12/20/2018	USD	(249)	–	1	(1)

								$(115)	$84	$(199)

For the year ended September 30, 2018, the total amount of all swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,662,625 ($ Thousands).
* Non-income producing security.
** Rate shown is the 7-day effective yield as of September 30, 2018.
‡‡ Expiration date not available.
† Investment in Affiliated Security (see Note 6.)

(A)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $863,228 ($ Thousands), representing 51.9% of the Net Assets of the Fund.

(B) Level 3 security in accordance with fair value hierarchy.
(C) Securities considered illiquid. The total value of such securities as of September 30, 2018 was $31,814 ($ Thousands) and represented 1.9% of the Net Assets of the Fund.
(D) Security is in default on interest payment.
(E) Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(F) Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(G) Unsettled bank loan. Interest rate may not be available.
(H) Interest rate unavailable.
(I) Maturity date not available.
(J) Securities considered restricted. The total market value of such securities as of September 30, 2018 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

CDO – Collateralized Debt Obligation

Cl – Class

CLO – Collateralized Loan Obligation

CV – Convertible Security

FNMA – Federal National Mortgage Association

GO – General Obligation

ICE – Intercontinental Exchange

LLC – Limited Liability Company

LP – Limited Partnership

L.P. – Limited Partnership

Ltd. – Limited

OTC – Over the counter

PIK – Payment-in-Kind

PLC – Public Limited Company

Pty – Proprietary

RB – Revenue Bond

Ser – Series

ULC – Unlimited Liability Company

USD – United States Dollar

VAR – Variable Rate

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$1,226,152	$7,195	$1,233,347
Loan Participations	–	149,346	18,137	167,483
Asset-Backed Securities	–	–	160,025	160,025
Common Stock	17,508	–	6,587	24,095
Municipal Bonds	–	2,819	5,126	7,945
Convertible Bonds	–	6,903	55	6,958
Preferred Stock	3,369	–	1,046	4,415
Warrants	–	167	–	167
Rights	–	164	–	164
Cash Equivalent	70,705	–	–	70,705

Total Investments in Securities	$91,582	$1,385,551	$198,171	$1,675,304

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	$—	$84	$—	$84
OTC Swaps
Total Return Swaps *
Unrealized Depreciation	—	(199)	—	(199)

Total Other Financial Instruments	$—	$(115)	$—	$(115)

*Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

190	SEI Institutional Managed Trust / Annual Report / September 30, 2018

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Municipal Bonds	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Rights	Investments in Warrants
Balance as of October 1, 2017	$5,764	$15,482	$153,679	$4,122	$7,511	$139	$2,990	$557	$1
Accrued discounts/premiums	(81)	634	(477)	–	1	10	–	–	–
Realized gain/(loss)	26	(732)	10,781	(270)	24	(1,221)	383	–	–
Change in unrealized appreciation/ (depreciation)	(145)	370	7,125	(16)	(232)	1,411	(518)	(557)	(1)
Purchases	84	(808)	55,857	1,252	–	–	138	–	–
Sales	(26)	(3,407)	(66,955)	–	(1,770)	(339)	(2,396)	–	–
Net transfer into Level 3	3,562	10,868	15	3,173	–	55	449	–	–
Net transfer out of Level 3	(1,989)	(4,270)	–	(1,674)	(408)	–	–	–	–
Ending Balance as of September 30, 2018	$7,195	$18,137	$160,025	$6,587	$5,126	$55	$1,046	$–	$–
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(239)	$(2,266)	$8,646	$(129)	$(232)	$5	$(292)	$–	$–

(1) Of the $198,171 ($ Thousands) in Level 3 securities as of September 30, 2018, $5,530 ($ Thousands) or 0.3% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$ 6	$ —	$ (6)	$ —	$ —	$ —	$ —
SEI Daily Income Trust, Government Fund, Cl F	81,200	754,980	(765,475)	—	—	70,705	982

Totals	$ 81,206	$ 754,980	$ (765,481)	$ —	$ —	$ 70,705	$ 982

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	191

SCHEDULE OF INVESTMENTS

September 30, 2018

Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER — 61.2%

Banks — 17.9%
Bayerische Landesbank
2.619%, 01/02/2019 (A)	$5,000	$4,967
BNG Bank
2.121%, 10/02/2018 (A)(B)	8,000	7,998
BPCE
2.569%, 10/31/2018 (A)(B)	1,500	1,497
Commonwealth Bank of Australia
2.300%, 10/05/2018 (B)	2,000	2,000
DZ Bank Deutsche Zentral-Genossenschaftsbank
2.150%, 10/01/2018 (A)(B)	7,000	6,999
Erste Abwicklungsanstalt
2.209%, 11/16/2018 (A)(B)	6,215	6,196
HSBC USA
2.124%, 10/05/2018 (A)(B)	2,000	1,999
Mizuho Bank NY
2.476%, 01/30/2019 (A)(B)	3,000	2,975
Oversea-Chinese Banking
2.334%, 10/04/2018 (B)	1,000	1,000
Svenska Handelsbanken
2.410%, 01/28/2019 (A)(B)	2,000	1,984
2.207%, 10/10/2018 (A)(B)	1,600	1,599
Swedbank
2.398%, 11/21/2018 (A)	1,500	1,495
United Overseas Bank
2.420%, 12/03/2018 (A)(B)	2,000	1,992

		42,701

Financials — 39.0%
ABN AMRO Funding USA
2.293%, 10/12/2018 (A)(B)	5,000	4,995
2.273%, 11/16/2018 (A)(B)	3,000	2,991
Albion Capital
2.221%, 10/05/2018 (A)	7,000	6,997
2.188%, 10/22/2018 (A)	2,500	2,496
Barton Capital
2.131%, 10/02/2018 (A)(B)	7,000	6,998
Cancara Asset Securitisation
2.283%, 12/06/2018 (A)	2,500	2,489
CDP Financial
2.151%, 10/03/2018 (A)(B)	7,000	6,998

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Crown Point Capital
2.400%, 12/03/2018 (B)	$3,000	$3,001
2.365%, 10/15/2018 (A)(B)	3,000	2,997
JPMorgan Securities
2.557%, 01/28/2019 (A)(B)	3,000	2,975
Lexington Parker Capital
2.181%, 10/02/2018 (A)(B)	3,000	2,999
Matchpoint Finance
2.200%, 10/01/2018 (A)(B)	8,838	8,836
National Securities Clearing
2.521%, 03/27/2019 (A)(B)	2,000	1,975
Nieuw Amsterdam Receivables
2.256%, 12/03/2018 (A)(B)	3,000	2,987
2.189%, 10/03/2018 (A)(B)	2,000	1,999
Old Line Funding
2.582%, 10/29/2018 (B)	2,500	2,501
2.290%, 12/03/2018 (A)(B)	3,681	3,666
OMERS Finance Trust
2.293%, 10/24/2018 (A)(B)	5,000	4,992
Regency Markets No.. 1
2.154%, 10/16/2018 (A)(B)	3,000	2,997
Ridgefield Funding
2.615%, 10/18/2018 (B)	2,500	2,501
Starbird Funding
2.324%, 12/17/2018 (A)(B)	2,000	1,990
2.200%, 10/01/2018 (A)(B)	5,000	4,999
Suncorp-Metway
2.573%, 10/23/2018 (A)(B)	1,000	999
2.543%, 01/09/2019 (A)(B)	3,000	2,978
Victory Receivables
2.283%, 11/09/2018 (A)(B)	3,000	2,992

		92,348

Industrials — 4.3%
Coca-Cola
2.457%, 01/09/2019 (A)(B)	3,600	3,576
Enterprise Products Operating
2.305%, 10/17/2018 (A)(B)	2,100	2,097
Nestle Capital
2.376%, 12/11/2018 (A)(B)	2,500	2,488
Rogers Communications
2.285%, 10/12/2018 (A)(B)	2,100	2,098

		10,259

Total Commercial Paper (Cost $145,327) ($ Thousands)		145,308

192	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 2.3%

Consumer Discretionary — 1.7%
Jets Stadium Development
2.250%, 04/01/2047 (B)(C)	$4,000	$4,000

Financials — 0.6%
Citibank
2.571%, VAR ICE LIBOR USD 3 Month+0.230%, 11/09/2018	1,500	1,501

Total Corporate Obligations (Cost $5,501) ($ Thousands)		5,501

MUNICIPAL BOND — 0.4%

New Jersey — 0.4%
RBC Municipal Products Trust, Ser E-82, RB Callable 10/24/2018 @ 100
2.190%, 12/17/2018 (B)(C)(D)	1,000	1,000

Total Municipal Bond (Cost $1,000) ($ Thousands)		1,000

CERTIFICATES OF DEPOSIT — 34.7%
Bank of Montreal
2.430%, 01/23/2019	2,500	2,500
2.283%, 03/12/2019	2,000	2,000
Bank of Nova Scotia
2.398%, 10/17/2018	2,000	2,000
Bedford Row Funding
2.401%, 02/11/2019 (B)	2,000	2,001
Canadian Imperial Bank of Commerce
2.468%, 07/16/2019	2,000	2,002
Commonwealth Bank of Australia
2.333%, 11/09/2018 (B)	2,000	2,000
Federation des Caisses Desjardins du Quebec
2.398%, 10/19/2018 (B)	4,000	4,000
HSBC Bank
2.621%, 03/27/2019 (B)	2,000	2,002
ING US Funding
2.499%, 01/07/2019	1,500	1,500
2.453%, 02/08/2019	2,000	2,002
2.390%, 03/06/2019	2,200	2,202
KBC Bank NV
2.180%, 10/05/2018	7,000	7,000
Lloyds Bank
2.334%, 01/02/2019	4,000	4,002
Mizuho Bank NY
2.270%, 01/07/2019	2,500	2,500

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CERTIFICATES OF DEPOSIT (continued)
National Australia Bank
2.398%, 11/13/2018 (B)	$3,000		$3,001
2.354%, 04/02/2019 (B)	3,000		3,003
Nordea Bank Abp NY
2.400%, 01/28/2019	4,000		4,000
Royal Bank of Canada
2.472%, 05/20/2019	2,000		2,001
2.468%, 08/16/2019	1,300		1,301
Royal Bank of Canada NY
1.700%, 10/05/2018	2,500		2,500
Standard Chartered Bank
2.473%, 03/25/2019	3,000		2,999
Sumitomo Mitsui Banking
2.510%, 03/01/2019	2,500		2,500
Sumitomo Mitsui Trust Bank
2.515%, 08/16/2019	1,500		1,500
2.457%, 10/05/2018	2,000		2,000
2.320%, 10/18/2018	3,000		3,000
2.313%, 02/08/2019	1,700		1,700
Toronto-Dominion Bank
2.463%, 11/08/2018 (B)	2,000		2,001
2.305%, 11/30/2018 (B)	1,000		1,000
UBS
2.667%, 04/04/2019 (B)	1,500		1,502
2.542%, 07/23/2019 (B)	2,500		2,501
2.514%, 07/02/2019 (B)	1,000		1,002
2.502%, 08/28/2019 (B)	1,500		1,500
2.462%, 05/31/2019 (B)	2,500		2,504
Wells Fargo Bank
2.662%, 10/29/2018	3,000		3,001

Total Certificates of Deposit (Cost $82,199) ($ Thousands)			82,227

	Shares

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	251,462		251

(Cost $251) ($ Thousands)			251

	Face Amount (Thousands	)

REPURCHASE AGREEMENTS — 1.7%
Goldman Sachs
2.210%, dated 09/28/2018, to be repurchased on 10/01/2018, repurchase price $2,000,368 (collateralized by FNMA obligations, par value $2,011,981, 4.000%, 10/01/2033; total market value $2,060,001) (E)	$2,000		2,000

SEI Institutional Managed Trust / Annual Report / September 30, 2018	193

SCHEDULE OF INVESTMENTS

September 30, 2018

Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENTS (continued)
TD Securities
2.270%, dated 09/28/2018, to be repurchased on 10/01/2018, repurchase price $2,000,378 (collateralized by FNMA obligations, par value $2,109,260, 4.000%, 03/01/2048; total market value $2,060,000) (E)	$2,000	$2,000

Total Repurchase Agreements (Cost $4,000) ($ Thousands)		4,000

Total Investments in Securities —100.4% (Cost $238,278) ($ Thousands)		$238,287

Percentages are based on Net Assets of $237,320 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

On September 30, 2018, the value of these securities amounted to $159,881 ($ Thousands), representing 67.37% of the Net Assets of the Fund.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Tri-Party Repurchase Agreement.

Cl	— Class
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
RB	— Revenue Bond
Ser	— Series
USD	— United States Dollar
VAR	— Variable Rate

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$–	$145,308	$–	$145,308
Corporate Obligations	–	5,501	–	5,501
Municipal Bond	–	1,000	–	1,000
Certificates of Deposit	–	82,227	–	82,227
Cash Equivalent	251	–	–	251
Repurchase Agreements	–	4,000	–	4,000

Total Investments in Securities	$251	$238,036	$–	$238,287

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$2	$17,654	$(17,405)	$251	$1

The accompanying notes are an integral part of the financial statements.

194	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Free Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 86.9%

Alaska — 1.9%
Alaska State, Housing Finance Authority, Ser B, RB
Callable 10/04/2018 @ 100
1.520%, 12/01/2041 (A)	$3,300	$3,300

Arizona — 1.2%
Yavapai County, Drake Cement Prokect, Industrial Development Authority, Ser A, RB
1.650%, 09/01/2035 (A)(B)	2,000	2,000

Connecticut — 3.3%
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser A-3, RB
1.560%, 11/15/2045 (A)	1,150	1,150
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser C-3, RB
1.560%, 11/15/2045 (A)	1,000	1,000
Connecticut State, Ser C, GO
1.640%, 05/15/2034 (A)	3,570	3,570

		5,720

District of Columbia — 2.9%
District of Columbia, Community Connections Real Estate Foundation Project, Ser A, RB
Callable 10/01/2018 @ 100
1.610%, 07/01/2032 (A)(B)	2,400	2,400
District of Columbia, Georgetown University Project, RB
1.560%, 04/01/2041 (A)(B)	540	540
District of Columbia, Medlantic/Helix Project, Ser A, RB
Callable 10/01/2018 @ 100
1.530%, 08/15/2038 (A)(B)	50	50
RBC Municipal Products Trust, Ser 2018- G63, GO
1.590%, 12/01/2023 (A)(B)(C)	2,000	2,000

		4,990

Florida — 4.0%
Escambia County, Health Facilities Authority, Azalea Trace Project, Ser B, RB, AGC
Callable 10/01/2018 @ 100
1.720%, 11/15/2029 (A)	85	85

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
JEA, Electric System Revenue, Ser THREE-A, RB
1.600%, 10/01/2036 (A)	$1,150	$1,150
Miami-Dade County, Industrial Development Authority, Dave and Mary Alper Jewish Community Center Project, RB
1.590%, 04/01/2032 (A)(B)	5,695	5,695

		6,930

Georgia — 2.0%
Georgia State, Municipal Electric Authority, Project One, Sub-Ser B, RB
1.700%, 01/01/2048 (A)(B)	1,400	1,400
Monroe County, Development Authority, Oglethorpe Power Project, Ser B, RB
1.590%, 01/01/2036 (A)(B)	2,000	2,000

		3,400

Illinois — 3.7%
Illinois State, Finance Authority, Advocate Healthcare Network Project, Sub-Ser C2B, RB
1.590%, 11/01/2038 (A)	1,800	1,800
Illinois State, Finance Authority, OSF Healthcare System Project, RB
1.570%, 11/15/2037 (A)(B)	1,000	1,000
Illinois State, Finance Authority, YMCA Metropolitan Chicago Project, RB
1.590%, 06/01/2029 (A)(B)	1,800	1,800
Illinois State, Housing Development Authority, Sub-Ser, RB
1.590%, 02/01/2038 (A)	1,000	1,000
Tender Option Bond Trust Receipts, Ser 2017- XG0133, RB
1.600%, 01/04/2020 (A)(C)	840	840

		6,440

Indiana — 6.6%
Elkhart County, Multi-Family Housing Authority, Ashton Pines Apartments Project, Ser A, RB
1.560%, 09/01/2043 (A)(B)	4,100	4,100
Indiana State, Finance Authority, RB
1.590%, 02/01/2039 (A)	7,400	7,400

		11,500

Iowa — 5.9%
Iowa State, Finance Authority, Midwestern Disaster Area Economic Development, CJ Bio America Project, RB
1.910%, 04/01/2022 (A)(B)	6,300	6,300

SEI Institutional Managed Trust / Annual Report / September 30, 2018	195

SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Free Conservative Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
Callable 10/01/2018 @ 100
1.580%, 09/01/2036 (A)	$1,500	$1,500
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, Ser B, RB
1.580%, 05/01/2023 (A)	2,500	2,500

		10,300

Kansas — 1.2%
Manhattan, Industrial Development Authority, Florence Kansas Project, AMT, RB
1.610%, 04/01/2028 (A)(B)	2,000	2,000

Louisiana — 3.7%
Ascension Parish, Industrial Development Board, BASF Project, RB
Callable 10/01/2018 @ 100
1.630%, 10/01/2039 (A)	2,000	2,000
Louisiana State, Public Facilities Authority, Air Products and Chemicals Project, RB
1.560%, 08/01/2050 (A)	2,700	2,700
Louisiana State, Public Facilities Authority, Air Products and Chemicals Project, Ser B, RB
1.560%, 12/01/2043 (A)	700	700
Saint Charles Parish, Pollution Control, Shell Oil Project, Ser B, RB
1.700%, 10/01/2022 (A)	1,100	1,100

		6,500

Maine — 2.6%
Maine State, School Administrative District No. 51, GO, BAN
2.250%, 10/30/2018	4,600	4,601

Maryland — 2.2%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
Callable 10/01/2018 @ 100
1.560%, 02/01/2041 (A)	1,070	1,070
Maryland State, Economic Development Authority, Academy of Sciences Project, RB
1.770%, 04/01/2033 (A)(B)	1,000	1,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Maryland State, Health & Higher Educational Facilities Authority, Anne Arundel Health System Project, Ser B, RB
1.560%, 07/01/2043 (A)(B)	$1,800	$1,800

		3,870

Massachusetts — 0.9%
Massachusetts State, Water Resources Authority, Sub-Ser A, RB
1.580%, 08/01/2037 (A)	1,600	1,600

Michigan — 4.7%
Central Michigan University, Ser A, RB
1.570%, 10/01/2032 (A)(B)	1,000	1,000
Michigan State, Building Authority, Multi- Model Facilities Program, Ser I, RB
Callable 10/01/2018 @ 100
1.550%, 10/15/2043 (A)(B)	2,000	2,000
Michigan State, Finance Authority, Higher Education Facilities, University of Detroit Mercy Project, RB
1.610%, 11/01/2040 (A)(B)	1,920	1,920
Michigan State, Housing Development Authority, Single Family Mortgage Project, Ser D, RB
Callable 10/01/2018 @ 100
1.630%, 06/01/2030 (A)	3,200	3,200

		8,120

Minnesota — 1.3%
Minneapolis, Housing Development, One Ten Grant Project, RB
1.580%, 09/01/2026 (A)(B)	200	200
RBC Municipal Products Trust, Ser E-89, RB
Callable 10/29/2018 @ 100
1.590%, 11/01/2018 (A)(B)(C)	2,000	2,000

		2,200

Mississippi — 1.2%
Mississippi State, Industrial Developement Authority, Chevron USA Project, Ser G, RB
Callable 10/01/2018 @ 100
1.590%, 11/01/2035 (A)	2,000	2,000

Missouri — 1.3%
Kansas City, Special Obligation, H Roe Bartle Project, Ser E, RB
1.580%, 04/15/2034 (A)(B)	2,300	2,300

196	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

New York — 15.1%
New York City, Housing Development Authority, Hewitt House Apartments Project, Ser A, RB
1.560%, 11/01/2048 (A)(B)	$1,500	$1,500
New York City, Sub-Ser A-3,GO
1.700%, 10/01/2040 (A)	2,000	2,000
New York City, Sub-Ser J-8-R, GO
1.650%, 08/01/2021 (A)(B)	5,000	5,000
New York City, Sub-Ser, GO
1.670%, 06/01/2044 (A)	1,300	1,300
New York City, Transitional Finance Authority,
Future Tax Secured Revenue, Sub-Ser, RB
1.700%, 08/01/2031 (A)	500	500
New York City, Transitional Finance Authority,
Future Tax Secured Revenue, Sub-Ser, RB
1.700%, 02/01/2044 (A)	100	100
New York City, Water &Sewer System, RB
1.700%, 06/15/2048 (A)	1,100	1,100
1.680%, 06/15/2039 (A)	400	400
New York State, Energy Research & Development Authority, Consolidated Edison Project, AMT, RB
1.630%, 06/01/2036 (A)(B)	400	400
New York State, Energy Research & Development Authority, Sub-Ser A-1, RB
1.550%, 05/01/2039 (A)(B)	600	600
New York State, Housing Finance Agency, 600 W. 42nd Street Project, Ser A, RB
1.600%, 05/15/2041 (A)(B)	4,500	4,500
New York State, Local Government Assistance, Sub-Ser, RB
1.570%, 04/01/2019 (A)	400	400
Oneida County, Industrial Development Agency, Mohawk Valley Community College Dormitory Project, Ser A, RB
1.610%, 08/01/2038 (A)(B)	1,200	1,200
Oswego County, Industrial Development Agency, O.H. Properties Project, Ser A, RB
1.810%, 06/01/2024 (A)(B)	735	735
RBC Municipal Products Trust, Ser 2018-G5, GO
1.590%, 10/01/2025 (A)(B)(C)	1,900	1,900
Tender Option Bond Trust Receipts, Ser 2016- XF0499, RB
Callable 11/15/2026 @ 100
1.680%, 11/15/2056 (A)(C)	2,030	2,030
Tender Option Bond Trust Receipts, Ser 2017- XF0550, RB
Callable 02/15/2027 @ 100
1.610%, 02/15/2042 (A)(C)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Westchester County, Industrial Development Authority, Northern West Chester Hospital Project, RB
1.550%, 11/01/2024 (A)(B)	$600	$600

		26,265

North Carolina — 0.2%
North Carolina State, Capital Facilities Finance Agency, UNCP University Foundation Project, Ser A, RB
Callable 10/01/2018 @ 100
1.580%, 07/01/2031 (A)(B)	370	370

Ohio — 4.8%
Allen, Hospital Facilities Revenue, Ser C, RB
1.720%, 06/01/2034 (A)(B)	5,100	5,100
American Municipal Power, Electric System Improvement, Village of Holiday City Project, RB
3.000%, 04/30/2019	1,000	1,005
American Municipal Power, Electric System Improvement, Village of Jackson Center Project, RB
3.000%, 08/15/2019	280	282
Franklin County, Hospital Revenue Authority, Nationwide Hospital Project, Ser B, RB
Callable 10/04/2018 @ 100
1.560%, 11/01/2040 (A)	100	100
Hamilton County, HealthCare Facilities Authority, Children’s Home Project, RB
1.560%, 03/01/2033 (A)(B)	900	900
Ohio State University, Ser B-1, RB
Callable 10/01/2018 @ 100
1.500%, 12/01/2034 (A)	500	500
Woodmere Village, Various Purpose, GO,BAN
2.000%, 10/03/2018	495	495

		8,382

Pennsylvania — 0.5%
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB,AGC
Callable 10/01/2018 @ 100
1.720%, 11/15/2029 (A)	195	195
Philadelphia, Gas Works Authority, Ser D, RB
Callable 10/01/2018 @ 100
1.560%, 08/01/2031 (A)(B)	600	600

		795

SEI Institutional Managed Trust / Annual Report / September 30, 2018	197

SCHEDULE OF INVESTMENTS

September 30, 2018

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

South Carolina — 0.4%
Lexington County, Health Services District, RB
5.000%, 11/01/2018	$750	$752

Tennessee — 5.2%
Clarksville, Public Building Authority, Pooled Financing, RB
Callable 10/01/2018 @ 100
1.620%, 06/01/2029 (A)(B)	3,500	3,500
Shelby County, Health Educational & Housing Facilities Authority, Providence Place Apartments Project, RB
Callable 10/04/2018 @ 100
1.560%, 12/15/2042 (A)(B)	5,500	5,500

		9,000

Texas — 6.3%
Denton, Independent School District, Ser B, GO, PSF-GTD
1.590%, 08/01/2035 (A)	1,000	1,000
Port of Port of Arthur, Navigation District, Industrial Development, Total Petrochemicals Project, Ser A,RB
Callable 10/01/2018 @ 100
1.630%, 12/01/2040 (A)	1,000	1,000
Port of Port of Arthur, Navigation District, Total Petrochemicals Project, RB
Callable 12/03/2018 @ 100
1.630%, 03/01/2039 (A)	5,300	5,300
Tender Option Bond Trust Receipts, Ser 2018- XG0163, GO,PSF-GTD
Callable 02/15/2027 @ 100
1.600%, 02/15/2047 (A)(C)	1,000	1,000
Texas State, Veterans Bonds, GO
Callable 10/01/2018 @ 100
1.630%, 12/01/2047 (A)	2,655	2,655

		10,955

Utah — 0.9%
Weber County, Hospital Revenue Authority, IHC Health Services Project, Ser A, RB
1.690%, 02/15/2031 (A)	1,500	1,500

Washington — 0.6%
Tender Option Bond Trust Receipts, Ser 2016- XL0007,RB
Callable 06/01/2019 @ 100
1.710%, 06/15/2033 (A)(C)	1,000	1,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Wisconsin — 2.3%
Oshkosh, Industrial Development Authority, Oshkosh Coil Spring Project, Ser A, AMT, RB
1.690%, 12/01/2020 (A)(B)	$560	$560
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
1.630%, 05/01/2046 (A)	2,000	2,000
1.560%, 01/01/2031 (A)	1,400	1,400

		3,960

Total Municipal Bonds (Cost $150,754) ($ Thousands)		150,750

TAX-EXEMPT COMMERCIAL PAPER — 12.9%
Fort Bend
1.760%, 12/05/2018	2,500	2,500
Garland
1.730%, 11/15/2018	1,500	1,500
Harris County
1.740%, 11/15/2018	5,600	5,599
1.690%, 11/01/2018	1,700	1,700
Michigan State University
1.830%, 11/05/2018	3,800	3,800
Nashville & Davidson County
1.740%, 10/25/2018	1,000	1,000
San Antonio
1.770%, 12/06/2018	2,200	2,200
1.770%, 12/21/2018	2,000	2,000
1.680%, 10/02/2018	2,000	2,000

Total Tax-Exempt Commercial Paper (Cost $22,300) ($ Thousands)		22,299

Total Investments in Securities — 99.8% (Cost $173,054) ($ Thousands)		$173,049

Percentages are based on Net Assets of $173,464 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(B)	Securities are held in connection with a letter of credit issued by a major bank.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $12,770 ($ Thousands), representing 7.4% of the Net Assets of the Fund.

AGC — Assured	Guaranty Corporation
AMT — Alternative	Minimum Tax
BAN — Bond	Anticipation Note
GO	— General Obligation
PSF-GTD — Public	Schools Fund Guarantee
RB — Revenue	Bond

198	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Ser — Series

As of September 30, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	199

SCHEDULE OF INVESTMENTS

September 30, 2018

Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.6%
U.S. Treasury Inflation Protected Securities
1.375%, 01/15/2020	$11,232	$11,312
1.250%, 07/15/2020	17,201	17,398
1.125%, 01/15/2021	19,695	19,812
0.625%, 07/15/2021	20,909	20,853
0.625%, 04/15/2023	16,236	16,025
0.375%, 07/15/2023	23,986	23,515
0.125%, 04/15/2020	28,802	28,426
0.125%, 04/15/2021	25,027	24,510
0.125%, 01/15/2022	23,090	22,518
0.125%, 04/15/2022	24,381	23,688
0.125%, 07/15/2022	23,822	23,244
0.125%, 01/15/2023	23,929	23,164

Total U.S. Treasury Obligations (Cost $259,235) ($ Thousands)		254,465

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Cl F 1.850%**†	100,678	$101

(Cost $101) ($ Thousands)		101

Total Investments in Securities — 99.6% (Cost $259,336) ($ Thousands)		$254,566

Percentages are based on Net Assets of $255,580 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 10).

Cl - Class

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$254,465	$–	$254,465
Cash Equivalent	101	–	–	101

Total Investments in Securities	$101	$254,465	$–	$254,566

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended September 30, 2018 ($Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$570	$18,219	$(18,688)	$101	$8

The accompanying notes are an integral part of the financial statements.

200	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.4%

Communication Services — 9.6%
Alphabet Inc, Cl A *	1.4%	10,169	$12,275
Alphabet Inc, Cl C *	1.4	10,493	12,523
AT&T Inc	1.0	248,203	8,335
Comcast Corp, Cl A	0.6	156,880	5,555
Facebook Inc, Cl A *	1.5	82,171	13,514
Netflix Inc *	0.6	14,820	5,545
Verizon Communications Inc	0.9	141,198	7,539
Walt Disney Co/The	0.7	50,781	5,938
Other Securities	1.5		12,869

			84,093

Consumer Discretionary — 9.8%
Amazon.com Inc, Cl A *	3.2	13,936	27,914
Home Depot Inc/The	0.9	39,082	8,096
McDonald’s Corp	0.5	26,407	4,418
NIKE Inc, Cl B	0.4	44,038	3,731
Other Securities	4.8		42,002

			86,161

Consumer Staples — 6.4%
Altria Group Inc	0.4	64,569	3,894
Coca-Cola Co/The	0.7	130,882	6,045
PepsiCo Inc	0.6	48,440	5,416
Philip Morris International Inc	0.5	53,037	4,325
Procter & Gamble Co/The	0.8	85,009	7,075
Walmart Inc	0.5	48,776	4,581
Other Securities	2.9		25,042

			56,378

Energy — 5.7%
Chevron Corp	0.9	65,426	8,000
Exxon Mobil Corp	1.4	144,300	12,268
Other Securities	3.4		30,002

			50,270

Financials — 12.6%
Bank of America Corp	1.1	317,245	9,346
Berkshire Hathaway Inc, Cl B *	1.6	66,430	14,223
Citigroup Inc	0.7	86,045	6,173
JPMorgan Chase & Co	1.5	114,817	12,956
Wells Fargo & Co	0.9	148,233	7,791

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	6.8%		$60,429

			110,918

Health Care — 14.4%
Abbott Laboratories	0.5	59,824	4,389
AbbVie Inc	0.6	51,725	4,892
Amgen Inc, Cl A	0.5	21,963	4,553
Johnson & Johnson	1.4	91,444	12,635
Medtronic PLC	0.5	46,241	4,549
Merck & Co Inc	0.7	90,766	6,439
Pfizer Inc	1.0	200,157	8,821
UnitedHealth Group Inc	1.0	32,911	8,756
Other Securities	8.2		71,149

			126,183

Industrials — 9.3%
3M Co	0.5	19,926	4,199
Boeing Co/The	0.8	18,209	6,772
Honeywell International Inc	0.5	25,352	4,219
Union Pacific Corp	0.5	25,219	4,106
Other Securities	7.0		62,347

			81,643

Information Technology — 20.1%
Accenture PLC, Cl A	0.4	21,948	3,736
Adobe Systems Inc *	0.5	16,664	4,498
Apple Inc	4.0	156,530	35,335
Cisco Systems Inc	0.9	156,072	7,593
Intel Corp	0.8	157,397	7,443
International Business Machines Corp	0.5	31,068	4,698
Mastercard Inc, Cl A	0.8	31,082	6,919
Microsoft Corp	3.4	262,796	30,056
NVIDIA Corp	0.7	20,648	5,802
Oracle Corp, Cl B	0.6	96,133	4,957
salesforce.com Inc *	0.5	25,772	4,098
Visa Inc, Cl A	1.0	60,532	9,085
Other Securities	6.0		52,010

			176,230

Materials — 2.3%
DowDuPont Inc	0.6	78,475	5,047
Other Securities	1.7		15,355

			20,402

Real Estate — 2.5%
Other Securities ‡	2.5		22,262

Utilities — 2.7%
Other Securities	2.7		23,566

Total Common Stock (Cost $593,707) ($ Thousands)			838,106

SEI Institutional Managed Trust / Annual Report / September 30, 2018	201

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Dynamic Asset Allocation Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 3.8%
SPDR S&P 500 ETF Trust(A)	3.8%	114,165	$33,190

Total Exchange Traded Fund (Cost $30,972) ($ Thousands)			33,190

Total Investments in Securities — 99.2% (Cost $624,679) ($ Thousands)			$871,296

		Contracts

PURCHASED SWAPTION*(B) — 0.2%
July 2021, CMS One Look Option Call		864,868,000	$2,091

Total Purchased Swaption (Cost $2,357) ($ Thousands)			$2,091

A list of the open OTC swaption contracts held by the Fund at September 30, 2018, is as follows:

Description	Counterparty	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

Purchased Swaption — 0.2%
July 2021, CMS One Look Option Call*	Bank of America Merrill Lynch	$864,868	$0.14	07/17/21	$2,091

Total Purchased Swaption (Cost $2,357) ($ Thousands)					$2,091

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	64	Dec-2018	$ 9,309	$ 9,341	$ 32

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/11/18	EUR	72,309	USD	84,368	$310
Bank of America	01/09/19	USD	4,082	SAR	15,311	1
Bank of America	01/09/19	SAR	180,778	USD	48,021	(192)
Barclays PLC	10/11/18	EUR	1,843	USD	2,149	7
BNP Paribas	10/11/18	JPY	41,902	USD	381	12
Deutsche Bank	10/11/18	USD	3,016	JPY	334,629	(68)
Goldman Sachs	10/11/18	USD	2,069	JPY	228,655	(54)
Goldman Sachs	10/11/18	JPY	226,756	USD	2,036	38
JPMorgan Chase Bank	10/11/18	USD	3,805	JPY	423,036	(77)
Morgan Stanley	10/11/18	EUR	1,539	USD	1,815	26
Standard Chartered	10/11/18	USD	84,554	JPY	9,263,243	(2,929)

						$(2,926)

202	SEI Institutional Managed Trust / Annual Report / September 30, 2018

A list of the open OTC swap agreements held by the Fund at September 30, 2018, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas(A)	Bloomberg Commodity Index Total Return	USD T-BILL AUCTION HIGH RATE + 11 BPS	INDEX RETURN	Quarterly	05/10/2019	USD	(76,527)	$842	$–	$842
HSBC	Russell 1000 Growth Total Return	INDEX RETURN	3-MONTH USD - LIBOR PLUS 16 BPS	Quarterly	04/23/2019	USD	45,148	(1,903)	–	(1,903)
HSBC	Russell 1000 Value Index Total Return	3-MONTH USD - LIBOR PLUS 20 BPS	INDEX RETURN	Quarterly	04/23/2019	USD	(42,634)	1,210	–	1,210
Morgan Stanley	Russell 1000 Growth Total Return	INDEX RETURN	3-MONTH USD - LIBOR PLUS 20 BPS	Quarterly	09/19/2019	USD	87,797	(870)	–	(870)
Morgan Stanley	Russell 1000 Value Index Total Return	3-MONTH USD - LIBOR PLUS 24 BPS	INDEX RETURN	Quarterly	09/19/2019	USD	(87,800)	(530)	–	(530)

								$(1,251)	$–	$(1,251)

Percentages are based on Net Assets of $878,316 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. as of September 30, 2018.

(B)	Refer to table below for details on Swaption Contracts.

BPS — Basis Point

Cl — Class

CMS — Constant Maturity Swap

ETF — Exchange-Traded Fund

EUR — Euro

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

Ltd — Limited

OTC — Over-The-Counter

PLC — Public Limited Company

S&P — Standard & Poor’s

SAR — Saudi Riyal

SPDR — Standard & Poor’s Depositary Receipt

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”).In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$838,106	$–	$–	$838,106
Exchange Traded Fund	33,190	–	–	33,190

Total Investments in Securities	$871,296	$–	$–	$871,296

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Swaption	$—	$2,091	$—	$2,091
Futures Contracts*
Unrealized Appreciation	32	—	—	32
Forwards Contracts*
Unrealized Appreciation	—	394	—	394
Unrealized Depreciation	—	(3,320)	—	(3,320)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	2,052	—	2,052
Unrealized Depreciation	—	(3,303)	—	(3,303)

Total Other Financial Instruments	$32	$(2,086)	$—	$(2,054)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	203

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund

† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 29.5%

Communication Services — 4.9%
Alphabet Inc, Cl A *	1,311	$1,582
Cars.com Inc *(A)	78,542	2,169
CBS Corp, Cl B	29,243	1,680
Cumulus Media Inc, Cl A *(B)	5,075	87
DISH Network Corp, Cl A *	61,247	2,190
Entercom Communications	46,773	369
Facebook Inc, Cl A *	7,192	1,183
Intelsat SA *	121,028	3,631
Liberty Media Corp-Liberty Formula One, Cl C *	52,534	1,954
Madison Square Garden Co/The *	6,496	2,048
Scholastic Corp, Cl B	7,295	341
Sprint Corp *	23,416	153
Tribune Media Co,Cl A	23,556	905
Twenty-First Century Fox Inc, Cl A	29,776	1,380
Twenty-First Century Fox Inc, Cl B	25,707	1,178
World Wrestling Entertainment Inc, Cl A	11,615	1,123
Zayo Group Holdings Inc *	85,972	2,985
Zillow Group Inc, Cl C *	11,687	517

		25,475

Consumer Discretionary — 7.1%
Amazon.com Inc, Cl A *	394	789
BorgWarner Inc	29,486	1,261
Caesars Entertainment Corp *	174,217	1,786
Cedar Fair (A)(C)	40,256	2,097
Cenveo Corp *	2,777	85
Churchill Downs Inc	6,039	1,677
Del Frisco’s Restaurant Group Inc *	92,500	768

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eldorado Resorts Inc *	15,807	$768
Extended Stay America Inc	36,636	741
Golden Entertainment *	2,082	50
Harley-Davidson Inc, Cl A	19,610	888
Hilton Worldwide Holdings Inc (A)	19,658	1,588
International Game Technology PLC	60,327	1,191
Michael Kors Holdings Ltd *	13,767	944
Norwegian Cruise Line Holdings Ltd *	36,669	2,106
Papa John’s International, Cl A	84,314	4,324
Party City Holdco *	86,982	1,179
Penn National Gaming Inc *	13,943	459
SeaWorld Entertainment Inc *	13,060	410
ServiceMaster Global Holdings Inc *	30,676	1,903
Sotheby’s *	34,326	1,688
Stars Group *	72,518	1,806
Veoneer Inc *	40,109	2,209
William Lyon Homes, Cl A *(A)	92,543	1,471
Wyndham Hotels & Resorts Inc (A)	51,271	2,849
Wynn Resorts Ltd	11,508	1,462

		36,499

Consumer Staples — 0.6%
Cott	47,739	771
Energizer Holdings Inc	12,161	713
Tyson Foods Inc, Cl A	28,669	1,707

		3,191

Energy — 0.2%
Energen Corp *	10,701	922

Financials — 0.4%
FCB Financial Holdings, Cl A *	6,287	298
Genworth Financial Inc, Cl A *	7,096	30
Stewart Information Services Corp	1,483	67
Synovus Financial Corp	11,715	536
Webster Financial Corp	838	49
Zions Bancorp NA	24,825	1,245

		2,225

Health Care — 2.4%
Aetna Inc, Cl A	31,793	6,449
athenahealth Inc *	3,041	406
Envision Healthcare Corp *	3,403	156
Express Scripts Holding Co *	20,710	1,968
Shire PLC ADR	6,134	1,112
Takeda Pharmaceutical ADR	113,220	2,419

		12,510

Industrials — 4.9%
American Airlines Group Inc	29,573	1,222
Avis Budget Group Inc *	24,680	793

204	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Builders FirstSource Inc *(A)	138,600	$2,035
BWX Technologies Inc, Cl W (A)	35,125	2,197
Delta Air Lines Inc, Cl A (A)	67,051	3,877
Dun &Bradstreet Corp/The	10,862	1,548
Herc Holdings *	13,764	705
Rockwell Collins Inc	61,219	8,599
Senior	303,012	1,234
Spirit Airlines Inc *	16,442	772
United Continental Holdings Inc *(A)	25,320	2,255

		25,237

Information Technology — 3.8%
Ambarella *	15,061	583
Anixter International *	5,450	383
CA Inc	102,725	4,535
Convergys Corp	50,002	1,187
Integrated Device Technology Inc *	64,368	3,026
Lumentum Holdings Inc *	743	45
Mmodal *(B)(D)	3,007	150
Orbotech Ltd *	62,464	3,713
PayPal Holdings Inc *	8,609	756
SYNNEX Corp	4,728	400
Ultra Clean Holdings Inc *	119,361	1,498
ViaSat Inc *	19,186	1,227
Vishay Intertechnology Inc (A)	95,285	1,939

		19,442

Materials — 2.3%
Allegheny Technologies Inc *(A)	77,601	2,293
Bemis Co Inc	37,821	1,838
Commercial Metals Co, Cl A	53,858	1,105
Constellium, Cl A *(A)	180,597	2,230
Ingevity Corp *(A)	21,543	2,195
KMG Chemicals Inc	25,230	1,906
Neo Lithium *	117,002	97
Tronox Ltd, Cl A	6,987	84
US Concrete *	3,778	173

		11,921

Real Estate — 2.8%
Braemar Hotels &Resorts	132,202	1,556
Forest City Realty Trust Inc, Cl A ‡	100,911	2,532
Gaming and Leisure Properties Inc ‡	151,473	5,339
Kimco Realty Corp ‡	110,983	1,858
RLJ Lodging Trust ‡	135,752	2,991

		14,276

Utilities — 0.1%
Avista Corp	8,384	424

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Common Stock (Cost $146,195) ($ Thousands)		$152,122

REGISTERED INVESTMENT COMPANIES — 25.8%
AQR Managed Futures Strategy HV Fund , Cl I	2,287,704	19,743
ASG Managed Futures Strategy Fund , Cl Y	2,910,844	27,973
Merger Fund/The , Cl L	3,165,088	53,047
SEI Institutional Managed Trust Long/Short Alternative Fund ,Cl Y †	3,142,922	32,435

Total Registered Investment Companies (Cost $135,762) ($ Thousands)		133,198

EXCHANGE TRADED FUND — 8.6%
BlackRock Global Long/Short Credit Fund	4,242,331	44,163

Total Exchange Traded Fund (Cost $45,578) ($ Thousands)		44,163

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 4.6%

Communication Services — 0.3%
CenturyLink
5.625%, 04/01/2025	$205	201
Digicel
6.000%, 04/15/2021 (E)	135	125
Digicel Group
6.750%, 03/01/2023 (E)	85	71
DISH DBS
5.875%, 11/15/2024	230	206
Frontier Communications
10.500%, 09/15/2022	165	147
8.500%, 04/01/2026 (E)	110	104
7.125%, 01/15/2023	240	170
6.875%, 01/15/2025	85	51
McClatchy
9.000%, 07/15/2026 (E)	160	162
Sprint
7.875%, 09/15/2023	290	313
Wind Tre
5.000%, 01/20/2026 (E)	60	52
Windstream Services
6.375%, 08/01/2023 (E)	280	148

		1,750

Consumer Discretionary — 0.8%
Altice
7.625%, 02/15/2025 (E)	145	132

SEI Institutional Managed Trust / Annual Report / September 30, 2018	205

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Altice Financing
7.500%, 05/15/2026 (E)	$170	$166
Altice France
7.375%, 05/01/2026 (E)	185	185
Bon-Ton Department Stores
8.000%, 06/15/2021 (B)(F)	305	46
Cengage Learning
9.500%, 06/15/2024 (E)	185	159
CSC Holdings
10.875%, 10/15/2025 (E)	105	122
10.125%, 01/15/2023 (E)	25	27
Diamond Resorts International
10.750%, 09/01/2024 (E)	195	190
Enterprise Development Authority
12.000%, 07/15/2024 (E)	95	91
Guitar Center
13.000% cash/0% PIK, 04/15/2022 (E)	575	483
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (E)	120	118
Hilton Domestic Operating
4.250%, 09/01/2024	105	102
iHeartCommunications
14.000% cash/0% PIK, 02/01/2021 (F)	756	96
9.000%, 12/15/2019 (F)	145	109
9.000%, 03/01/2021 (F)	185	138
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (D)	155	149
Jacobs Entertainment
7.875%, 02/01/2024 (E)	95	101
KFC Holding
5.250%, 06/01/2026 (E)	150	149
Monitronics International
9.125%, 04/01/2020	450	338
Penn National Gaming
5.625%, 01/15/2027 (E)	165	159
Rivers Pittsburgh Borrower
6.125%, 08/15/2021 (E)	170	170
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (E)	275	260
Urban One
9.250%, 02/15/2020 (E)	265	261
7.375%, 04/15/2022 (E)	30	30
Ziggo BV
5.500%, 01/15/2027 (E)	155	145

		3,926

Consumer Staples — 0.2%
New Albertsons
8.700%, 05/01/2030	55	49
8.000%, 05/01/2031	150	127
7.750%, 06/15/2026	5	4
7.450%, 08/01/2029	485	400

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Rite Aid
7.700%, 02/15/2027	$215	$167
6.875%, 12/15/2028 (E)	70	49
6.125%, 04/01/2023 (E)	180	161
Simmons Foods
7.750%, 01/15/2024 (E)	130	135

		1,092

Energy — 1.1%
Crestwood Midstream Partners
5.750%, 04/01/2025	155	158
Ensco
5.750%, 10/01/2044	165	123
EP Energy
7.750%, 05/15/2026 (E)	155	159
EP PetroEcuador via Noble Sovereign
Funding I
8.016%, VAR ICE LIBOR USD 3
Month+5.630%, 09/24/2019	133	133
Extraction Oil & Gas
5.625%, 02/01/2026 (E)	130	115
Jupiter Resources
8.500%, 10/01/2022 (E)	205	97
KCA Deutag UK Finance
9.875%, 04/01/2022 (E)	100	99
Noble Holding International
8.950%, 04/01/2045	145	140
7.750%, 01/15/2024	165	164
Parker Drilling
6.750%, 07/15/2022	195	153
Petrobras Global Finance
4.375%, 05/20/2023	784	745
Petrobras Global Finance BV
6.250%, 03/17/2024	627	628
6.125%, 01/17/2022	457	472
Petroleos Mexicanos
4.875%, 01/24/2022	587	594
3.500%, 01/30/2023	440	417
Petroleos Mexicanos MTN
4.625%, 09/21/2023	442	438
Pride International
7.875%, 08/15/2040	50	48
Rowan
5.850%, 01/15/2044	435	329
5.400%, 12/01/2042	55	41
Transocean
6.800%, 03/15/2038	290	251
Weatherford International
9.875%, 02/15/2024	135	132
9.875%, 03/01/2039	40	39

206	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.950%, 04/15/2042		$90	$65

			5,540

Financials — 0.3%
BCD Acquisition
9.625%, 09/15/2023 (E)		140	149
Freedom Mortgage
8.250%, 04/15/2025 (E)		170	165
FS Energy & Power Fund
7.500%, 08/15/2023 (E)		125	128
JPMorgan Chase
5.150%, VAR ICE LIBOR USD 3
Month+3.250%, 12/29/2049		150	150
JPMorgan Structured Products BV MTN
19.060%, 11/01/2018 (G)	EGP	4,583	252
Springleaf Finance
7.125%, 03/15/2026		$150	149
6.875%, 03/15/2025		15	15
VTB Bank Via VTB Capital
6.950%, 10/17/2022		453	442
WeWork
7.875%, 05/01/2025 (E)		280	271

			1,721

Government — 0.1%
Brazilian Government International Bond
4.875%, 01/22/2021		566	574

Health Care — 0.3%
Aurora Diagnostics Holdings
12.250% cash/0% PIK, 01/15/2020		425	384
Bausch Health
9.250%, 04/01/2026 (E)		230	248
Centene
4.750%, 01/15/2025		150	149
CHS
8.625%, 01/15/2024 (E)		215	223
Envision Healthcare
6.250%, 12/01/2024 (E)		130	140
LifePoint Health
5.875%, 12/01/2023		601	627

			1,771

Industrials — 0.2%
Global A&T Electronics
8.500%, 01/12/2023		395	383
Icahn Enterprises
6.250%, 02/01/2022		145	149
Prime Security Services Borrower
9.250%, 05/15/2023 (E)		113	121
Titan International
6.500%, 11/30/2023		150	145

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Vertiv Group
9.250%, 10/15/2024 (E)	$160	$166
Xerium Technologies
9.500%, 08/15/2021	280	295

		1,259

Information Technology — 0.6%
Advanced Micro Devices
7.500%, 08/15/2022	75	84
BMC Software Finance
8.125%, 07/15/2021 (E)	2,313	2,362
Rackspace Hosting
8.625%, 11/15/2024 (E)	320	311
Symantec
5.000%, 04/15/2025 (E)	200	198
Unisys
10.750%, 04/15/2022 (E)	140	157

		3,112

Materials — 0.5%
Allegheny Technologies
7.875%, 08/15/2023	145	155
Alpha 3 BV
6.250%, 02/01/2025 (E)	100	100
Big River Steel
7.250%, 09/01/2025 (E)	95	100
Cenveo Escrow
0.000%, 09/15/2022 (D)(H)	505	8
First Quantum Minerals
7.500%, 04/01/2025 (E)	75	71
7.250%, 04/01/2023 (E)	35	34
7.000%, 02/15/2021 (E)	175	173
Freeport-McMoRan
5.450%, 03/15/2043	170	155
Hexion
6.625%, 04/15/2020	340	320
LSB Industries
9.625%, 05/01/2023 (E)	155	162
Mountain Province Diamonds
8.000%, 12/15/2022 (E)	125	127
Northwest Acquisitions ULC
7.125%, 11/01/2022 (E)	305	312
Rain CII Carbon
7.250%, 04/01/2025 (E)	340	346
Starfruit Finco BV
8.000%, 10/01/2026 (E)	75	76
TPC Group
8.750%, 12/15/2020 (E)	240	239

		2,378

SEI Institutional Managed Trust / Annual Report / September 30, 2018	207

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Utilities — 0.2%
Eskom Holdings SOC
5.750%, 01/26/2021		$400	$389
Eskom Holdings SOC MTN
6.350%, 08/10/2028		200	199
NRG Energy
7.250%, 05/15/2026		155	168

			756

Total Corporate Obligations (Cost $24,680) ($ Thousands)			23,879

SOVEREIGN DEBT — 3.3%
Angolan Government International Bond
9.375%, 05/08/2048		200	211
Argentina POM Politica Monetaria 43.077%, VAR Argentina Central Bank 7 Day Repo Rate+0.000%, 06/21/2020	ARS	5,761	167
Argentine Republic Government International Bond
5.625%, 01/26/2022		$1,069	962
4.625%, 01/11/2023		822	694
3.875%, 01/15/2022	EUR	776	814
2.260%, 3.38%, 3/31/2019, 12/31/2038 (I)		1,324	903
Bonos de la Nacion Argentina con Ajuste por CER
3.750%, 02/08/2019	ARS	5,956	182
Ecuador Government International Bond
10.750%, 03/28/2022		$263	280
Hellenic Republic Government Bond
3.900%, 01/30/2033	EUR	781	828
National Highways Authority of India
7.300%, 05/18/2022	INR	30,000	389
Paraguay Government International Bond
4.625%, 01/25/2023		$733	740
Republic of South Africa Government Bond
10.500%, 12/21/2026	ZAR	45,425	3,477
8.750%, 02/28/2048		20,220	1,270
Republic of South Africa Government International Bond
5.500%, 03/09/2020		$713	726
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047		2,400	2,300
5.000%, 04/29/2020		300	305
4.500%, 04/04/2022		800	810
Saudi Government International Bond MTN
2.375%, 10/26/2021		633	611
Turkey Government International Bond
7.000%, 06/05/2020		879	887

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.625%, 03/30/2021	$215	$211

Total Sovereign Debt (Cost $18,171) ($ Thousands)		16,767

LOAN PARTICIPATIONS — 2.2%
84 Lumber, 1st Lien
7.466%, 10/25/2023	139	140
Academy, Ltd., Initial Term Loan, 1st Lien 6.104%, VAR LIBOR+4.000%, 07/01/2022	327	253
Advantage Sales, 1st Lien Term Loan
5.492%, 07/23/2021	71	65
Advantage Sales, Term B-2 Loan, 1st Lien
5.492%, 07/23/2021 (D)	—	—
Advantage Solutions, Term Loan B, 1st Lien
5.492%, 07/23/2021 (D)	134	123
Affinity Game, Term Loan 2, 2nd Lien
10.492%, 01/31/2025	300	293
AgroFresh, Term Loan, 1st Lien
6.992%, 07/31/2021	80	79
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.383%, VAR LIBOR+3.250%, 04/28/2022	129	127
AkzoNobel (Starfruit), Term Loan B, 1st Lien
0.000%, 09/19/2025 (J)	67	67
Apex Tool Group, LLC, Second Amendment Term Loan
5.992%, VAR LIBOR+3.750%, 02/01/2022	239	240
Aptos, 1st Lien
7.742%, 07/23/2025	80	80
Aricent Technologies (Aricent US), Initial Term Loan, 1st Lien
5.742%, 12/23/2024	156	155
BMC Software Finance, Inc., Term Loan, 1st Lien
0.000%, 09/01/2025 (J)	130	131
Bright BIDCO BV, Term Loan B, 1st Lien
5.742%, 06/30/2024	22	22
Bright Bidco, Term Loan, 1st Lien
5.886%, 06/30/2024	106	104
5.742%, 06/30/2024	28	28
Brightview Landscapes LLC, Initial Term Loan, 1st Lien
4.688%, 08/15/2025	145	146
Broadriders, Term Loan B, 1st Lien
8.742%, 04/23/2024	130	131

208	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 12/23/2024	$158	$159
Calceus Acquisition, Cov-Lite, Term Loan B1, 1st Lien
6.250%, VAR LIBOR+4.000%, 01/31/2020	208	206
Cengage Learning, Inc., 2016 Refinancing Term Loan
6.415%, VAR LIBOR+4.250%, 06/07/2023	320	298
CenturyLink, Inc., Initial Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 01/31/2025	163	162
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 03/01/2024	158	158
Charter Communications Operating, LLC (aka CCO Safari LLC), Term B Loan, 1st Lien
4.250%, VAR LIBOR+2.000%, 04/30/2025	156	157
Checkers Drive-In, Term Loan, 1st Lien
6.640%, 04/25/2024	119	115
CHS/Community Health Systems, Incremental 2021 Term H Loan, 1st Lien
5.563%, 01/27/2021	114	112
Communications Sales & Leasing, Inc. (CSL Capital, LLC), Shortfall Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 10/24/2022	172	164
Coral, Term Loan B-4, 1st Lien
5.492%, 01/30/2026	160	161
Cowlitz Tribal Gaming Authority
12.742%, VAR US LIBOR+10.500%, 12/04/2020 (D)	175	186
Cumulus Media Holdings Inc., Term Loan, 1st Lien
6.750%, 05/13/2022	348	343
Diversey, Term Loan, 1st Lien
5.242%, 09/06/2024	238	233
Doncasters, Cov-Lite, 1st Lien
5.886%, 04/09/2020	21	19
Doncasters, Term Loan, 1st Lien
5.886%, 04/09/2020	96	89
East Valley Tourist Development Authority, Term Loan, 1st Lien
10.386%, VAR LIBOR+8.000%, 09/30/2020 (D)	137	138

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
EPIC Y-Grade Services, Term Loan, 1st Lien
7.742%, 06/13/2024 (J)	$67	$65
First Data Corporation, New Dollar Term Loan, Ser 2024-A
4.212%, VAR LIBOR+2.000%, 04/26/2024	162	162
Forterra Finance, LLC, Replacement Term Loan
5.242%, VAR LIBOR+3.000%, 10/25/2023	125	119
Gates Global LLC, Initial B-2 Dollar Term Loan
4.992%, 04/01/2024	119	120
Glass Mountain, Term Loan B, 1st Lien
6.720%, 12/23/2024	70	70
Go Daddy Operating Company LLC, Cov-Lite, Term Loan B, 1st Lien
4.492%, 02/15/2024	116	116
Hoffmaster Group, Term Loan B, 1st Lien
6.242%, 11/21/2023 (D)	197	198
Horseshoe Baltimore, Cov-Lite, Term Loan B, 1st Lien
6.242%, 07/08/2024	213	213
Husky IMS, Cov-Lite, Term Loan B, 1st Lien
5.242%, 03/28/2025	189	184
Intelsat Jackson Holdings S.A., Term Loan B4, 1st Lien
6.730%, 01/02/2024	55	58
Intelsat Jackson Holdings S.A., Tranche B-5 Term Loan, 1st Lien
6.625%, VAR LIBOR +6.625%, 01/02/2024	30	31
Lantheus, 1st Lien
5.992%, 06/30/2022	89	89
Leap Legal Software, Term Loan B, 1st Lien
7.734%, 09/12/2022 (D)	297	215
Libbey Glass, 1st Lien
5.133%, 04/09/2021	102	102
Lifescan, Term Loan, 1st Lien
0.000%, 09/28/2024 (J)	250	247
Mashantucket (Western) Pequot Tribe, Term A Loan, 1st Lien
5.742%, VAR LIBOR+3.750%, 06/30/2020 (B)	53	51
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
10.367%, VAR LIBOR+8.125%, 06/30/2020 (B)	581	569
Mavenir Systems, Term Loan B
8.140%, 05/08/2025 (D)	160	160
McGraw-Hill Global Education Holdings LLC, Cov-Lite, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 05/04/2022	249	241

SEI Institutional Managed Trust / Annual Report / September 30, 2018	209

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Misys Ltd, Cov-Lite, Term Loan B, 1st Lien
5.886%, VAR LIBOR+3.500%, 06/13/2024	$193	$193
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 10/13/2023	229	215
Neiman Marcus Group LTD LLC, Other Term Loan, 1st Lien
5.370%, VAR LIBOR+3.250%, 10/25/2020	107	99
New MMI, Inc., Term B Loan, 1st Lien
7.272%, VAR LIBOR+4.750%, 02/13/2023	325	324
Numericable U.S. LLC (SFR), Term Loan B-13
6.158%, 08/14/2026	76	75
Ortho-Clinical Diagnostics, Term Loan B, 1st Lien
5.492%, 06/30/2025	101	101
Ortho-Clinical, Cov-Lite, 1st Lien
5.492%, 06/30/2025	114	114
Patterson Medical, Term Loan, 1st Lien
7.092%, 08/29/2022 (D)	233	224
Peak, Term Loan B, 1st Lien
5.886%, 08/01/2024	109	108
Radio One, Inc., Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+4.000%, 04/18/2023	119	116
Red Lobster Management LLC, Initial Term Loan, 1st Lien
7.492%, 07/28/2021 (D)	145	145
Refinitiv (Thomson Reuters / Financial & Risk), Term Loan B
0.000%, 09/18/2025 (J)	210	209
Revlon Consumer Products Corporation, Initial Term B Loan, 1st Lien
5.886%, VAR LIBOR+3.500%, 09/07/2023	1	—
5.813%, VAR LIBOR+3.500%, 09/07/2023	210	160
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term B-1 Loan
6.410%, 07/16/2021	186	174
Sprint Communications, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+2.500%, 02/02/2024	155	156
Supervalu, Delay Draw, 1st Lien
5.742%, 06/08/2024	50	50
SuperValue, Term Loan, 1st Lien
5.742%, 06/08/2024	83	83
Switch, Cov-Lite, Term Loan B, 1st Lien
4.492%, 06/27/2024	133	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Team Health Holdings, Cov-Lite, Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 02/06/2024	$245	$238
Transdigm Inc., New Tranche G Term Loan
4.742%, VAR LIBOR+2.500%, 08/22/2024	142	142
UPC Financing Partnership, Facility AR, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	117	117
Virgin Media Bristol LLC, K Facility, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	201	201
Windstream Services, LLC (fka Windstream Corporation), Tranche B-6 Term Loan (2016)
6.160%, VAR LIBOR+4.000%, 03/29/2021	91	87
Windstream Services, LLC (fka Windstream Corporation), Tranche B-7 Term Loan
5.410%, VAR LIBOR+3.250%, 02/17/2024	50	44

Total Loan Participations (Cost $11,503) ($ Thousands)		11,403

	Shares

PREFERRED STOCK — 0.2%

Financials — 0.2%
FHLMC, 8.375% *	108,019	576
FNMA, 8.250% *	110,006	606

		1,182

Real Estate — 0.0%
Colony Capital, 7.150%	2,110	48

Total Preferred Stock (Cost $1,180) ($ Thousands)		1,230

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.2%
Liberty Media CV to 16.7764
3.750%, 02/15/2030	264	181
Liberty Media CV to 22.94686
4.000%, 11/15/2029	370	256

210	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS (continued)
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (E)	$230	$308

Total Convertible Bonds (Cost $712) ($ Thousands)		745

MUNICIPAL BONDS — 0.2%

Puerto Rico — 0.1%
Commonwealth of Puerto Rico, Ser A Callable 10/29/2018 @ 100
5.500%, 07/01/2032 (F)	5	3
5.250%, 07/01/2025 (F)	5	3
Commonwealth of Puerto Rico, Ser A Callable 07/01/2022 @100
5.000%, 07/01/2032 (F)	5	3
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035 (F)	250	145
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2021 @100
5.750%, 07/01/2041 (F)	25	14
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2022 @ 100
5.500%, 07/01/2039 (F)	15	9
5.125%, 07/01/2037 (F)	20	11
5.000%, 07/01/2041 (F)	10	6
Commonwealth of Puerto Rico, Ser B
5.300%, 07/01/2033 (D)(F)	25	14
Commonwealth of Puerto Rico, Ser B Callable 10/29/2018 @ 100
4.400%, 07/01/2020 (D)(F)	10	5
4.250%, 07/01/2019 (F)	5	3
Commonwealth of Puerto Rico, Ser B Callable 07/01/2019 @ 100
5.750%, 07/01/2038 (F)	5	3
Commonwealth of Puerto Rico, Ser C Callable 10/29/2018 @ 100
6.000%, 07/01/2032 (F)	5	3
Commonwealth of Puerto Rico, Ser C, GO Callable 07/01/2019 @ 100
6.000%, 07/01/2039 (F)	5	3
Commonwealth of Puerto Rico, Ser D Callable 10/29/2018 @ 100
5.000%, 07/01/2019 (D)(F)	5	3
5.000%, 07/01/2020 (D)(F)	5	3
Commonwealth of Puerto Rico, Ser E Callable 10/29/2018 @ 100
5.625%, 07/01/2032 (F)	5	3
Commonwealth of Puerto Rico, Ser E Callable 07/01/2021 @100
5.375%, 07/01/2030 (F)	5	3

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Government Development Bank for Puerto Rico, RB Callable 10/19/2018 @ 100
5.750%, 08/01/2025 (F)	$35	$17
Government Development Bank for Puerto Rico, Ser B,RB
5.000%, 12/01/2016 (F)	15	7
5.000%, 12/01/2017 (F)	5	2
4.704%, 05/01/2016 (F)	195	94
Government Development Bank for Puerto Rico, Ser B,RB Callable 10/19/2018 @ 100
5.750%, 08/01/2025 (F)	100	48
Government Development Bank for Puerto Rico, Ser H, RB Callable 10/29/2018 @ 100
4.950%, 08/01/2022 (F)	25	12
4.900%, 08/01/2021 (F)	30	14
4.500%, 08/01/2019 (F)	70	34

		465

Texas — 0.1%
Texas State, Public Finance Authority, RB Callable 07/01/2019 @ 100
8.250%, 07/01/2024 (D)	270	278

Total Municipal Bonds (Cost $656) ($ Thousands)		743

ASSET-BACKED SECURITIES — 0.1%

Other Asset-Backed Securities — 0.1%
THL Credit Wind River CLO, Ser 2017-2A, Cl DR
4.939%, VAR ICE LIBOR USD 3 Month+2.600%, 10/15/2027 (E)	250	248
Tryon Park CLO, Ser 2018-1A, Cl CR
5.048%, VAR ICE LIBOR USD 3 Month+2.700%, 04/15/2029 (E)	250	246
Venture XVII CLO, Ser 2018-17A, Cl DRR
5.159%, VAR ICE LIBOR USD 3 Month+2.820%, 04/15/2027 (E)	200	199
Total Asset-Backed Securities (Cost $696) ($ Thousands)		693

SEI Institutional Managed Trust / Annual Report / September 30, 2018	211

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITY — 0.0%

Non-Agency Mortgage-Backed Obligations — 0.0%
CHT Mortgage Trust, Ser 2017-CSMO, Cl F
5.900%, VAR LIBOR USD 1 Month+3.741%, 11/15/2036 (D)(E)	$175	$176

Total Mortgage-Backed Security (Cost $175) ($ Thousands)		176

	Number of Warrants

WARRANTS — 0.0%
Aurora Diagnostics, Expires 01/15/2020 Strike Price $0 *(B)(D)	4,450	—
Guitar Center, Expires 12/30/2027 Strike Price $0 *(D)	1,360	—

Total Warrants (Cost $—) ($ Thousands)		—

	Shares

CASH EQUIVALENTS — 20.9%
Morgan Stanley Institutional Liquidity Fund Government Portfolio
1.920%**	107,500	108
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio
2.154%**	107,393	107
Morgan Stanley Institutional Liquidity Fund Prime Portfolio, Cl I
2.162%**	107,370	107
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio, Cl I
1.920%**	113,931	114
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	107,256,526	107,257

Total Cash Equivalents (Cost $107,693) ($ Thousands)		107,693

Total Investments in Securities —95.6% (Cost $493,001) ($ Thousands)		$492,812

COMMON STOCK SOLD SHORT — (11.0)%

Communication Services — (1.2)%
Live Nation Entertainment Inc *	(14,787)	(805)
MSG Networks Inc*	(40,007)	(1,032)
Netflix Inc *	(4,994)	(1,868)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
TEGNA Inc	(43,807)	$(524)
T-Mobile US Inc*	(2,402)	(169)
United States Cellular Corp *	(5,228)	(234)
Walt Disney Co/The	(14,826)	(1,734)

		(6,366)

Consumer Discretionary — (2.3)%
adidas AG	(5,755)	(1,410)
Bloomin’ Brands Inc	(13,430)	(266)
Burlington Stores Inc *	(3,781)	(616)
Callaway Golf Co	(11,364)	(276)
Choice Hotels International Inc	(6,624)	(552)
Domino’s Pizza Inc	(2,909)	(857)
Drive Shack Inc *	(69,965)	(417)
Fossil Group Inc *	(15,284)	(356)
Gentex Corp	(64,907)	(1,393)
Las Vegas Sands Corp	(4,967)	(295)
MercadoLibre Inc	(1,347)	(459)
NIKE Inc, Cl B	(6,610)	(560)
PetMed Express	(10,493)	(346)
Quotient Technology *	(20,682)	(320)
Red Rock Resorts Inc, Cl A	(9,739)	(259)
Rent-A-Center Inc/TX	(10,345)	(149)
Sleep Number Corp *	(25,381)	(933)
Tesla Inc *	(2,363)	(626)
Ulta Beauty Inc *	(3,921)	(1,106)
VF Corp	(5,732)	(536)

		(11,732)

Consumer Staples — (1.4)%
Clorox Co/The	(7,031)	(1,057)
Costco Wholesale Corp	(1,421)	(334)
Energizer Holdings Inc	(21,206)	(1,244)
General Mills Inc	(16,605)	(713)
Hostess Brands Inc, Cl A *	(37,877)	(419)
Kellogg Co	(9,009)	(631)
Kroger Co/The	(22,884)	(666)
Performance Food Group Co *	(10,681)	(356)
Pilgrim’s Pride Corp *	(32,277)	(584)
Sanderson Farms Inc	(10,103)	(1,044)

		(7,048)

Energy — (0.2)%
Diamondback Energy Inc, Cl A	(6,880)	(930)

Financials — (0.7)%
Ashmore Group PLC	(31,597)	(150)
Aspen Insurance Holdings Ltd	(17,103)	(715)
CME Group Inc	(5,144)	(876)
Evercore Inc, Cl A	(10,686)	(1,074)

212	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Fidelity National Financial Inc	(831)	$(33)
PRA Group *	(747)	(27)
Trupanion Inc *	(24,079)	(860)

		(3,735)

Health Care — (0.8)%
Cigna Corp	(6,872)	(1,431)
CVS Health Corp	(26,681)	(2,100)
iRhythm Technologies Inc *	(3,851)	(365)

		(3,896)

Industrials — (1.9)%
AMERCO	(955)	(341)
AO Smith Corp	(13,601)	(726)
Hawaiian Holdings Inc	(32,312)	(1,296)
Navistar International *	(8,184)	(315)
Ritchie Bros Auctioneers Inc	(9,718)	(351)
Robert Half International Inc	(5,114)	(360)
Snap-on Inc	(13,573)	(2,492)
United Technologies Corp	(23,997)	(3,355)
Wesco Aircraft Holdings Inc *	(55,921)	(629)

		(9,865)

Information Technology — (1.0)%
Acxiom Holdings Inc *	(7,190)	(355)
Avnet Inc	(15,800)	(707)
Cabot Microelectronics Corp	(4,972)	(513)
KLA-Tencor Corp	(15,592)	(1,586)
Lam Research Corp	(2,455)	(372)
Mellanox Technologies Ltd *	(2,266)	(167)
Oclaro Inc *	(11,691)	(105)
PDF Solutions *	(991)	(9)
Teradyne Inc	(9,625)	(356)
Western Union Co/The	(28,814)	(549)
Yext Inc *	(16,499)	(391)

		(5,110)

Materials — (0.7)%
KapStone Paper and Packaging Corp	(27,178)	(921)
Norbord Inc	(23,762)	(787)
Nucor Corp	(14,297)	(907)
PPG Industries Inc	(6,751)	(737)
Tronox Ltd, Cl A	(41,601)	(497)

		(3,849)

Real Estate — (0.5)%
Equity Residential	(5,645)	(374)
Park Hotels & Resorts Inc	(18,107)	(594)
Pebblebrook Hotel Trust	(19,352)	(704)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Public Storage	(1,834)	$(370)
Realogy Holdings Corp	(16,587)	(342)
Redfin Corp *	(9,739)	(182)

		(2,566)

Telecommunication Services — (0.2)%
Altice USA, Cl A	(19,990)	(362)
Meet Group *	(16,093)	(80)
New York Times, Cl A	(23,357)	(541)

		(983)

Utilities — (0.1)%
Ormat Technologies Inc	(9,439)	(511)

Total Common Stock Sold Short (Proceeds $55,331) ($ Thousands)		(56,591)

EXCHANGE TRADED FUNDS SOLD SHORT — (1.2)%

Exchange Traded Fund — (1.2)%
iShares Russell 2000 ETF	(4,072)	(686)
SPDR S&P 500 ETF Trust	(20,025)	(5,822)

Total Exchange Traded Funds Sold Short (Proceeds $6,356) ($ Thousands)		(6,508)

Total Investments Sold Short — (12.2)% (Proceeds $61,687) ($ Thousands)		$(63,099)

	Contracts

PURCHASED OPTIONS* — 0.0%
Total Purchased Options (K) (Cost $394) ($ Thousands)	2,833	$210

WRITTEN OPTIONS* — 0.0%
Total Written Options(K) (Premiums Received $63) ($ Thousands)	(318)	$(59)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	213

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Continued)

A list of the open exchange traded options contracts for the Fund at September 30, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
AVGO US 10/19/18 P230*	12	$296	$230.00	10/20/18	$1
CBS US 10/19/18 P52.5*	16	92	52.50	10/20/18	–
CBS US 11/16/18 P50*	68	391	50.00	11/17/18	1
CME US 10/19/18 P160*	34	579	160.00	10/20/18	1
CME US 10/19/18 P165*	30	511	165.00	10/20/18	3
CVS US 10/19/18 P70*	101	795	70.00	10/20/18	1
CVS US 10/19/18 P72.5*	31	244	72.50	10/20/18	1
CVS US 11/16/18 P75*	31	244	75.00	11/17/18	5
DIS US 01/18/19 P97.5*	136	1,590	97.50	01/19/19	6
DIS US 10/19/18 P105*	172	2,011	105.00	10/20/18	1
DIS US 11/16/18 P105*	59	690	105.00	11/17/18	3
DIS US 11/16/18 P110*	55	643	110.00	11/17/18	6
FANG US 10/19/18 P110*	16	216	110.00	10/20/18	–
FANG US 11/16/18 P110*	57	771	110.00	11/17/18	4
FANG US 11/16/18 P120*	39	527	120.00	11/17/18	6
FOXA US 01/18/19 P40*	55	255	40.00	01/19/19	4
FOXA US 10/19/18 P40*	324	1,501	40.00	10/20/18	2
SPXW US 10/12/18 P2680*	10	2,914	2,680.00	10/20/18	2
SPXW US 10/12/18 P2700*	40	11,656	2,700.00	10/20/18	7
SPXW US 10/12/18 P2880*	10	2,914	2,880.00	10/20/18	11
SPXW US 10/12/18 P2900*	40	11,656	2,900.00	10/20/18	51
TMUS US 11/16/18 P65*	98	688	65.00	11/17/18	8
UTX US 10/19/18 P135*	23	322	135.00	10/20/18	2

		41,506			126

Call Options
FB US 10/19/18 C172.5*	39	641	172.50	10/20/18	5
FOXA US 01/18/19 C46*	94	436	46.00	01/19/19	20
FOXA US 01/18/19 C47*	107	496	47.00	01/19/19	16
FOXA US 01/18/19 C48*	117	542	48.00	01/19/19	12
FOXA US 10/19/18 C50*	90	417	50.00	10/20/18	–
KLAC US 10/19/18 C110*	28	285	110.00	10/20/18	1
KLAC US 10/19/18 C115*	36	366	115.00	10/20/18	–
SAIC US 11/16/18 C85*	58	467	85.00	11/17/18	9
SNV US 11/16/18 C52.5*	64	293	52.50	11/17/18	–
SNX US 11/16/18 C100*	59	500	100.00	11/17/18	4
SNX US 12/21/18 C100*	24	203	100.00	12/22/18	2
SPY US 10/19/18 C297*	45	1,308	297.00	10/20/18	1
SPY US 10/19/18 C298*	308	8,954	298.00	10/20/18	7
TROX US 11/16/18 C17*	68	81	17.00	11/17/18	1
TROX US 11/16/18 C20*	68	81	20.00	11/17/18	–
UNFI US 11/16/18 C35*	17	51	35.00	11/17/18	–
UNFI US 11/16/18 C40*	136	407	40.00	11/17/18	1
WYNN US 11/16/18 C140*	18	229	140.00	11/17/18	5

		15,757			84

Total Purchased Options		$57,263			$210

WRITTEN OPTIONS — 0.0%

Put Options
SPXW US 10/12/18 P2780*	(20)	$(5,828)	2,780.00	10/20/18	$(6)

214	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN OPTIONS (continued)
SPXW US 10/12/18 P2800*	(80)	$(23,312)	$2,800.00	10/20/18	$(32)

		(29,140)			(38)

Call Options
CBS US 10/05/18 C57.5*	(146)	(839)	57.50	10/20/18	(9)
FOXA US 01/18/19 C46*	(16)	(74)	46.00	01/19/19	(5)
FOXA US 01/18/19 C47*	(17)	(79)	47.00	01/19/19	(4)
FOXA US 01/18/19 C48*	(21)	(97)	48.00	01/19/19	(2)
WYNN US 11/16/18 C160*	(18)	(228)	160.00	11/17/18	(1)

		(1,317)			(21)

Total Written Options		$(30,457)			$(59)

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro-BTP	(2)	Dec-2018	$(283)	$(288)	$(3)
Euro-Buxl 30 Year Bond	(2)	Dec-2018	(408)	(405)	5
S&P 500 Index E-MINI	(5)	Dec-2018	(728)	(730)	(2)
U.S. Long Treasury Bond	4	Dec-2018	575	562	(13)

			$(844)	$(861)	$(13)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/02/18 - 11/05/18	BRL	4,006	USD	987	$(15)
Barclays PLC	12/14/18	EUR	110	USD	129	—
Barclays PLC	12/14/18	AUD	300	USD	215	(2)
Barclays PLC	12/19/18	USD	20	EUR	17	—
Barclays PLC	12/19/18	USD	58	ZAR	885	4
Barclays PLC	12/19/18	USD	437	TRY	2,938	27
Barclays PLC	12/19/18	USD	493	RUB	34,844	35
Barclays PLC	12/19/18	USD	1,070	MXN	20,990	38
Barclays PLC	12/19/18	USD	1,177	INR	86,101	(5)
Barclays PLC	12/19/18	EUR	2,202	USD	2,570	(4)
Barclays PLC	12/19/18	TRY	2,938	USD	449	(16)
Barclays PLC	12/19/18	MXN	20,990	USD	1,100	(9)
Barclays PLC	12/19/18	ZAR	24,842	USD	1,664	(73)
JPMorgan Chase Bank	12/19/18	USD	158	EUR	133	(2)
JPMorgan Chase Bank	12/19/18	ZAR	24,037	USD	1,562	(119)
Merrill Lynch	12/19/18	USD	117	EUR	98	(2)
Morgan Stanley	10/31/18	GBP	272	USD	358	3
Morgan Stanley	10/31/18	JPY	310,189	USD	2,754	16
Morgan Stanley	12/19/18	CNH	6,497	USD	941	(1)
Morgan Stanley	12/19/18	ZAR	21,427	USD	1,392	(107)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	215

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	12/19/18	INR	116,735	USD	1,588	$(1)

						$(233)

A list of the open OTC swap agreements held by the Fund at September 30, 2018 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	4.1425%	3-MONTH MYR -KLIBOR	Quarterly	05/18/2023	MYR	1,770	$(6)	$–	$(6)
Merrill Lynch	4.142%	3-MONTH MYR -KLIBOR	Quarterly	05/21/2023	MYR	1,795	(6)	–	(6)
Merrill Lynch	4.0245%	3-MONTH MYR -KLIBOR	Quarterly	06/08/2023	MYR	3,914	7	–	7
Bank of America	6.6715%	6M INR 1.0 X IN00O/N + 0.0 BPS	Semi-Annually	06/20/2023	INR	47,112	26	–	26

							21	$–	21

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	IBOXHY	IBOXHY	3-MONTH USD LIBOR	Quarterly	12/20/2018	USD	(1,093)	$(6)	$5	$(11)
JPMorgan Chase	IBOXHY	IBOXHY	3-MONTH USD LIBOR	Quarterly	12/20/2018	USD	(1,829)	(10)	8	(18)
JPMorgan Chase	IBOXHY	IBOXHY	3-MONTH USD LIBOR	Quarterly	12/20/2018	USD	(1,187)	(1)	5	(6)
Morgan Stanley	Amcor	FEDEF-1D	ASSET RETURN	Monthly	08/07/2020	USD	795	68	–	68
Morgan Stanley	Gemalto	1 MONTH EUR - LIBOR	ASSET RETURN	Monthly	12/27/2018	EUR	1,799	(7)	–	(7)
Morgan Stanley	Innogy	1 MONTH EUR - EURIBOR	ASSET RETURN	Annually	12/27/2018	EUR	(302)	13	–	13
Morgan Stanley	Linde	EONIA-1D	ASSET RETURN	Monthly	12/27/2018	EUR	194	8	–	8
Morgan Stanley	Linde	1 MONTH USD - LIBOR	ASSET RETURN	Annually	12/27/2018	EUR	(80)	–	–	–
Morgan Stanley	NEX Group	Effective Federal Funds Rate	ASSET RETURN	Monthly	04/27/2020	USD	(662)	(16)	–	(16)
Morgan Stanley	Shire	FEDEF-1D	ASSET RETURN	Annually	04/27/2020	USD	(1,248)	78	–	78
Morgan Stanley	Takeda	1 MONTH JPY - LIBOR	ASSET RETURN	Monthly	05/11/2020	JPY	299,580	(248)	–	(248)

								$(121)	$18	$(139)

216	SEI Institutional Managed Trust / Annual Report / September 30, 2018

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
ITRAXX.EUR.XOVER	Sell	5.00%	Quarterly	06/20/2021	(1,000)	$95	$55	$40
Mexico	Buy	1.00%	Quarterly	06/20/2023	1,211	1	2	(1)
Republic of Korea	Buy	1.00%	Quarterly	12/20/2021	1,402	(34)	(26)	(8)
Republic of Korea	Buy	1.00%	Quarterly	12/20/2022	185	(5)	(3)	(2)
Republic of South Africa	Buy	1.00%	Quarterly	12/20/2021	1,823	29	62	(33)
Republic of South Africa	Buy	1.00%	Quarterly	06/20/2022	1,140	25	42	(17)
Republic of South Africa	Buy	1.00%	Quarterly	12/20/2022	87	2	2	–
Republic of South Africa	Sell	1.00%	Quarterly	12/20/2022	(632)	(18)	(10)	(8)
Republic of Turkey	Buy	1.00%	Quarterly	12/20/2020	2,654	122	104	18
Republic of Turkey	Buy	1.00%	Quarterly	12/20/2021	307	21	12	9
Republic of Turkey	Sell	1.00%	Quarterly	12/20/2022	(654)	(61)	(24)	(37)
Republic of Turkey	Buy	1.00%	Quarterly	06/20/2023	536	57	76	(19)
Russia	Sell	1.00%	Quarterly	06/20/2021	(2,345)	–	(90)	90
Russia	Sell	1.00%	Quarterly	12/20/2021	(248)	–	(6)	6

						$234	$196	$38

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.80%	6M CZK PRIBOR	Semi-Annually	03/21/2023	CZK	9,018	$11	$–	$11
1.6725%	6M CZK PRIBOR	Semi-Annually	03/21/2023	CZK	9,841	14	–	14
1.86%	6M CZK PRIBOR	Semi-Annually	03/21/2023	CZK	24,625	26	–	26
1.7425% CZK	6M CZK PRIBOR	Semi-Annually	03/21/2023	CZK	6,754	9	–	9
1.835%	6M CZK PRIBOR	Semi-Annually	05/22/2023	CZK	35,315	40	–	40
28-DAY MXN - TIIE	7.91%	Monthly	09/13/2023	MXN	12,405	(5)	–	(5)
28-DAY MXN - TIIE	7.855%	Monthly	09/13/2023	MXN	19,941	(8)	–	(8)
28-DAY MXN - TIIE	7.83%	Monthly	09/13/2023	MXN	19,696	(8)	–	(8)
28-DAY MXN - TIIE	7.92%	Monthly	09/13/2023	MXN	28,020	(11)	–	(11)
28-DAY MXN - TIIE	7.89%	Monthly	09/13/2023	MXN	14,036	(6)	–	(6)
28-DAY MXN - TIIE	7.945%	Monthly	09/13/2023	MXN	19,183	(8)	–	(8)
1.885%	6M CZK PRIBOR	Semi-Annually	09/19/2023	CZK	36,498	36	–	36
1.875%	6M CZK PRIBOR	Semi-Annually	09/19/2023	CZK	36,115	36	–	36
28D MXN MXIBTIIE	8.067%	Monthly	12/13/2023	MXN	15,371	(7)	–	(7)
1.370	6-MONTH GBP - LIBOR	Semi-Annually	01/05/2067	GBP	500	70	–	70
1.41%	6-MONTH GBP - LIBOR	Semi-Annually	08/04/2067	GBP	322	35	–	35

						$224	$–	$224

Percentages	are based on Net Assets of $515,510 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or a portion thereof, has been pledged as collateral on securities sold short and open centrally cleared interest rate swap agreements.

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $903 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.

(C)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $2,097 ($ Thousands), or 0.4% of the Net Assets of the Fund (see Note 2).

(D)	Level 3 security in accordance with fair value hierarchy.
(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $11,958 ($ Thousands), representing 2.3% of the Net Assets of the Fund.

(F)	Security is in default on interest payment.

(G)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(H)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2018 was $8 ($ Thousands) and represented 0.0%of the Net Assets of the Fund.

(I)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(J)	Unsettled bank loan. Interest rate not available.

(K)	Refer to table below for details on Options Contracts.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	217

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Strategy Alternative Fund (Concluded)

ADR	— American Depositary Receipt
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
Cl	— Class
CLO	— Collateralized Loan Obligation
CNH	— Chinese Yuan Offshore
CV	— Convertible Security
CZK	— Czech Koruna
EGP	— Egyptian Pound
ETF	— Exchange-Traded Fund
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GBP	— British Pound Sterling
GO	— General Obligation
ICE	— Intercontinental Exchange
INR	— Indian Rupee
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
L.P.	— Limited Partnership
Ltd.	—Limited
MTN	— Medium Term Note
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OTC	— Over-the-counter
PIK	— Payment-in-Kind
PLC	— Public Limited Company
PRIBOR	— Prague Interbank Offered Rate
RB	— Revenue Bond
RUB	— Russian Ruble
S&P	— Standard & Poor’s
Ser	— Series
SPDR	— Standard & Poor’s Depository Receipt
SPX	— Standard & Poor’s 500 Index
TRY	— Turkish Lira
ULC	— Unlimited Liability Company
USD	— United States Dollar
VAR	— Variable Rate
ZAR	— South African Rand

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($thousands).

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$151,887	$85	$150	$152,122
Registered Investment Companies	133,198	–	–	133,198
Exchange Traded Fund	44,163	–	–	44,163
Corporate Obligations	–	23,722	157	23,879
Sovereign Debt	–	16,767	–	16,767
Loan Participations	–	10,014	1,389	11,403
Preferred Stock	1,230	–	–	1,230
Convertible Bonds	–	745	–	745
Municipal Bonds	–	439	304	743
Asset-Backed Securities	–	693	–	693
Mortgage-Backed Security	–	–	176	176
Warrants	–	–	–	–
Cash Equivalents	107,693	–	–	107,693

Total Investments in Securities	$438,171	$52,465	$2,176	$492,812

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	(56,591)	–	–	(56,591)
Exchange Traded Funds	(6,508)	–	–	(6,508)

Total Securities Sold Short	$(63,099)	$–	$–	$(63,099)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$210	$—	$—	$210
Written Options	(59)	—	—	(59)
Futures Contracts *
Unrealized Appreciation	5	—	—	5
Unrealized Depreciation	(18)	—	—	(18)
Forwards Contracts *
Unrealized Appreciation	—	123	—	123
Unrealized Depreciation	—	(356)	—	(356)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	33	—	33
Unrealized Depreciation	—	(12)	—	(12)
Total Return Swaps*
Unrealized Appreciation	—	167	—	167
Unrealized Depreciation	—	(306)	—	(306)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	163	—	163
Unrealized Depreciation	—	(125)	—	(125)
Interest Rate Swaps*
Unrealized Appreciation	—	277	—	277
Unrealized Depreciation	—	(53)	—	(53)

Total Other Financial Instruments	$138	$(89)	$—	$49

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

218	SEI Institutional Managed Trust / Annual Report / September 30, 2018

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Institutional Managed Trust Long/Short Alternative Fund, CL Y	$34,352	$–	$–	$–	$(1,917)	$32,435	$1,328
SEI Daily Income Trust, Government Fund, Cl F	79,354	554,697	(526,794)	–	–	107,257	1,216

Totals	$113,706	$554,697	$(526,794)	$—	$(1,917)	$139,692	$2,544

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	219

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 49.2%
U.S. Treasury Bills (A)
2.348%, 03/28/2019 (B)	$2,929	$2,896
2.317%, 03/21/2019 (B)	3,164	3,130
2.291%, 03/14/2019 (B)	4,795	4,745
2.204%, 02/14/2019	1,349	1,338
2.198%, 01/31/2019 (B)	120,375	119,468
2.164%, 01/17/2019	362,841	360,461
2.163%, 01/24/2019	80,169	79,604
2.123%, 01/10/2019 (B)	13,704	13,620
2.109%, 12/06/2018 (B)(C)	137,283	136,748
2.107%, 01/03/2019 (B)	15,190	15,103
2.104%, 12/27/2018 (B)	9,730	9,679
2.102%, 11/23/2018 (B)	82,634	82,377
2.097%, 12/20/2018	44,840	44,628
2.056%, 11/15/2018 (B)	23,423	23,362
2.010%, 11/01/2018 (B)	10,685	10,666
2.005%, 10/25/2018 (B)	13,106	13,088
1.898%, 10/11/2018 (B)	1,867	1,866
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	4,476	5,761
3.625%, 04/15/2028	8,668	10,753
3.375%, 04/15/2032	2,130	2,765
2.500%, 01/15/2029	2,178	2,503
2.375%, 01/15/2025	3,301	3,596
2.375%, 01/15/2027	812	905
2.125%, 01/15/2019	4,460	4,471
2.125%, 02/15/2041	4,679	5,691
2.000%, 01/15/2026	6,456	6,944
1.875%, 07/15/2019	1,775	1,797
1.750%, 01/15/2028	1,172	1,254
1.375%, 01/15/2020	2,765	2,785
1.375%, 02/15/2044	1,081	1,158
1.250%, 07/15/2020	3,298	3,336
1.125%, 01/15/2021	2,110	2,123
1.000%, 02/15/2046	3,191	3,149
0.750%, 02/15/2042	1,617	1,517

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.750%, 02/15/2045	$803	$746
0.625%, 07/15/2021	6,910	6,892
0.625%, 01/15/2024	3,564	3,516
0.625%, 01/15/2026	48,129	47,085
0.625%, 02/15/2043	3,014	2,739
0.375%, 07/15/2023	5,902	5,786
0.375%, 07/15/2025	24,197	23,421
0.375%, 07/15/2027	22,087	21,100
0.250%, 01/15/2025	7,235	6,942
0.125%, 04/15/2019	3,226	3,206
0.125%, 04/15/2020	85,278	84,164
0.125%, 04/15/2021	119,822	117,346
0.125%, 01/15/2022	1,893	1,846
0.125%, 04/15/2022	66,339	64,451
0.125%, 07/15/2022	2,137	2,085
0.125%, 01/15/2023	1,801	1,744
0.125%, 07/15/2024	1,592	1,529
0.125%, 07/15/2026	43,630	41,129

Total U.S. Treasury Obligations (Cost $1,429,744) ($ Thousands)		1,419,014

SOVEREIGN DEBT — 17.2%

African Development Bank
2.375%, 09/23/2021 (B)	1,750	1,717
2.125%, 11/16/2022 (B)	500	482
1.875%, 03/16/2020 (B)	500	493
1.375%, 02/12/2020 (B)	1,250	1,225
1.250%, 07/26/2021 (B)	1,750	1,667
1.125%, 03/04/2019 (B)	1,500	1,491
Andina de Fomento
4.375%, 06/15/2022 (B)	1,000	1,026
Asian Development Bank MTN
2.625%, 01/12/2027 (B)	750	719
2.000%, 02/16/2022 (B)	500	483
2.000%, 04/24/2026 (B)	500	460
1.750%, 01/10/2020 (B)	1,000	987
1.625%, 05/05/2020 (B)	500	490
1.625%, 08/26/2020 (B)	1,000	976
1.500%, 01/22/2020 (B)	1,000	983
1.375%, 01/15/2019 (B)	1,000	997
1.375%, 03/23/2020 (B)	1,000	979
Canada Government International Bond
1.625%, 02/27/2019 (B)	2,250	2,242
Chile Government International Bond
3.875%, 08/05/2020 (B)	250	254
Council of Europe Development Bank
1.875%, 01/27/2020 (B)	1,000	987
1.750%, 11/14/2019 (B)	1,000	988
1.625%, 03/10/2020 (B)	500	491
1.625%, 03/16/2021 (B)	500	484

220	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Deutsche Bundesrepublik Inflation Linked Bond
1.750%, 04/15/2020	EUR	8,359	$10,224
0.500%, 04/15/2030		10,411	14,108
0.100%, 04/15/2023		34,780	43,333
0.100%, 04/15/2026		39,692	50,653
0.100%, 04/15/2046		2,868	4,054
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022 (B)		$750	727
2.000%, 02/01/2021 (B)		1,000	979
1.750%, 06/14/2019 (B)		1,000	994
1.750%, 11/26/2019 (B)		1,000	988
1.625%, 11/15/2018 (B)		1,000	999
1.625%, 05/05/2020 (B)		500	490
1.500%, 03/16/2020 (B)		250	245
1.125%, 08/24/2020 (B)		500	483
European Investment Bank
4.875%, 02/15/2036 (B)		250	301
4.000%, 02/16/2021 (B)		1,000	1,023
3.250%, 01/29/2024 (B)		750	754
2.250%, 03/15/2022 (B)		750	730
2.125%, 10/15/2021 (B)		1,000	974
2.125%, 04/13/2026 (B)		500	465
2.000%, 03/15/2021 (B)		500	489
1.625%, 12/15/2020 (B)		1,000	972
1.375%, 06/15/2020 (B)		750	731
Export Development Canada
2.000%, 05/17/2022 (B)		2,000	1,926
1.750%, 07/21/2020 (B)		1,000	979
1.625%, 01/17/2020 (B)		250	246
1.625%, 06/01/2020 (B)		1,000	979
1.500%, 10/03/2018 (B)		500	500
1.500%, 05/26/2021 (B)		1,000	962
1.375%, 10/21/2021 (B)		500	475
1.000%, 11/01/2018 (B)		2,000	1,998
FMS Wertmanagement
2.000%, 08/01/2022 (B)		500	481
1.750%, 01/24/2020 (B)		500	493
1.750%, 03/17/2020 (B)		500	492
French Republic Government Bond OAT
3.400%, 07/25/2029	EUR	3,494	5,936
3.150%, 07/25/2032		4,617	8,202
2.250%, 07/25/2020		2,566	3,220
2.100%, 07/25/2023		2,513	3,408
1.850%, 07/25/2027		14,837	21,549
1.800%, 07/25/2040		2,462	4,197
1.300%, 07/25/2019		250	298
1.100%, 07/25/2022		8,364	10,748
0.700%, 07/25/2030 (D)		7,910	10,629
0.250%, 07/25/2024		13,771	17,445
0.100%, 03/01/2021		2,093	2,543

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
0.100%, 07/25/2021	EUR	1,257	$1,531
0.100%, 03/01/2025		12,045	14,987
0.100%, 03/01/2028		3,900	4,863
Inter-American Development Bank
7.000%, 06/15/2025 (B)		$500	602
3.875%, 09/17/2019 (B)		350	354
3.000%, 10/04/2023 (B)		250	249
3.000%, 02/21/2024 (B)		250	248
2.125%, 11/09/2020 (B)		250	246
2.000%, 06/02/2026 (B)		500	461
1.875%, 06/16/2020 (B)		1,000	983
1.875%, 03/15/2021 (B)		500	487
1.625%, 05/12/2020 (B)		500	490
International Bank for Reconstruction & Development
4.750%, 02/15/2035 (B)		250	297
2.500%, 11/25/2024 (B)		500	483
2.250%, 06/24/2021 (B)		1,000	981
2.000%, 01/26/2022 (B)		500	484
1.875%, 03/15/2019 (B)		1,000	997
1.875%, 10/07/2022 (B)		500	478
1.625%, 03/09/2021 (B)		1,000	969
1.375%, 05/24/2021 (B)		500	480
International Finance MTN
2.125%, 04/07/2026 (B)		1,750	1,631
1.625%, 07/16/2020 (B)		1,000	978
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026	EUR	5,798	7,452
2.600%, 09/15/2023		2,351	2,903
2.550%, 09/15/2041		1,000	1,228
2.350%, 09/15/2035		2,507	3,074
2.350%, 09/15/2024 (D)		5,361	6,540
2.350%, 09/15/2019		2,316	2,775
2.100%, 09/15/2021		1,530	1,856
1.250%, 09/15/2032 (D)		2,000	2,133
Korea Development Bank
4.625%, 11/16/2021 (B)		$250	257
Korea International Bond
2.750%, 01/19/2027 (B)		1,000	941
Nordic Investment Bank
2.125%, 02/01/2022 (B)		750	728
1.500%, 09/29/2020 (B)		1,000	972
1.250%, 08/02/2021 (B)		500	476
1.125%, 02/25/2019 (B)		500	497
North American Development Bank
2.400%, 10/26/2022 (B)		200	192
Province of Alberta Canada
2.200%, 07/26/2022 (B)		750	722
Province of British Columbia Canada
6.500%, 01/15/2026 (B)		250	296
2.650%, 09/22/2021 (B)		1,000	986
2.000%, 10/23/2022 (B)		750	717

SEI Institutional Managed Trust / Annual Report / September 30, 2018	221

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Province of Manitoba Canada
3.050%, 05/14/2024 (B)		$250	$246
2.125%, 05/04/2022 (B)		250	240
Province of Ontario Canada
4.000%, 10/07/2019 (B)		500	505
2.450%, 06/29/2022 (B)		250	243
2.400%, 02/08/2022 (B)		750	729
2.250%, 05/18/2022 (B)		500	483
2.200%, 10/03/2022 (B)		500	480
2.000%, 01/30/2019 (B)		500	499
1.875%, 05/21/2020 (B)		500	491
Province of Quebec Canada
7.500%, 09/15/2029 (B)		200	272
2.875%, 10/16/2024 (B)		250	244
2.500%, 04/20/2026 (B)		750	707
Svensk Exportkredit MTN
1.750%, 08/28/2020 (B)		500	488
1.750%, 03/10/2021 (B)		1,000	970
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	1,000	4,678
2.500%, 04/16/2020		429	2,021
2.500%, 07/17/2024		340	1,602
2.000%, 01/26/2035		932	3,218
1.875%, 11/22/2022		1,644	2,520
1.250%, 11/22/2027		7,258	12,282
1.250%, 11/22/2032		745	1,416
1.250%, 11/22/2055		1,668	5,105
1.125%, 11/22/2037		1,086	2,268
0.750%, 03/22/2034		1,031	1,893
0.750%, 11/22/2047		2,237	5,287
0.625%, 03/22/2040		1,912	3,872
0.625%, 11/22/2042		1,359	2,888
0.500%, 03/22/2050		4,686	10,959
0.375%, 03/22/2062		1,126	3,135
0.250%, 03/22/2052		2,328	5,322
0.125%, 03/22/2024		31,607	46,109
0.125%, 03/22/2026		20,726	31,081
0.125%, 03/22/2029		2,966	4,644
0.125%, 03/22/2044		1,743	3,416
0.125%, 03/22/2058		3,523	8,522
0.125%, 11/22/2065		1,183	3,282
0.125%, 03/22/2068		451	1,307

Total Sovereign Debt (Cost $490,404) ($ Thousands)			494,491

	Shares

FOREIGN COMMON STOCK — 4.3%

Australia — 0.3%
AGL Energy Ltd		25,712	363
Amcor Ltd/Australia		14,527	144
APA Group		46,575	336

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Aristocrat Leisure Ltd	11,728	$241
ASX Ltd	2,472	114
Aurizon Holdings Ltd	21,309	63
AusNet Services, Cl Miscellaneous	363,871	428
BHP Billiton Ltd	5,561	139
Brambles Ltd	21,546	170
Caltex Australia Ltd	17,125	371
CIMIC Group Ltd	4,686	174
Coca-Cola Amatil Ltd	36,985	261
Cochlear Ltd	2,349	341
Computershare Ltd	36,325	524
Crown Resorts Ltd	10,576	105
CSL Ltd	1,573	229
Domino’s Pizza Enterprises Ltd	2,369	91
Flight Centre Travel Group Ltd	2,687	103
Fortescue Metals Group Ltd	27,506	78
Harvey Norman Holdings Ltd	38,002	97
Healthscope Ltd	82,236	125
Incitec Pivot Ltd	29,314	84
Insurance Australia Group Ltd	17,664	94
LendLease Group	3,959	56
Oil Search Ltd	43,422	284
Orica Ltd	2,883	36
Origin Energy Ltd *	40,531	242
Ramsay Health Care Ltd	2,420	96
REA Group Ltd	7,466	464
Santos Ltd	27,214	143
Scentre Group ‡	11,668	34
SEEK Ltd	7,445	112
Sonic Healthcare Ltd	16,500	297
Sydney Airport	20,066	100
Tabcorp Holdings Ltd	69,998	247
Telstra Corp Ltd, Cl B	206,349	476
TPG Telecom Ltd	107,832	666
Transurban Group	13,849	113
Treasury Wine Estates Ltd	23,236	294
Unibail-Rodamco-Westfield *‡	3,396	35
Vicinity Centres ‡	28,772	55
Wesfarmers Ltd	7,172	259
Westpac Banking Corp	2,441	49
Woodside Petroleum Ltd	12,570	351
Woolworths Group Ltd	11,380	231

		9,315

Austria — 0.0%
ANDRITZ AG	3,371	197
Erste Group Bank AG *	2,889	120
OMV AG	7,019	394
Raiffeisen Bank International AG	6,043	174
voestalpine AG	5,195	238

		1,123

222	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Belgium — 0.1%
Ageas	2,714	$146
Anheuser-Busch InBev SA/NV	2,858	250
Colruyt SA	7,381	418
Groupe Bruxelles Lambert SA	357	37
KBC Group NV	1,942	145
Proximus SADP	20,208	483
Solvay SA	1,290	173
Telenet Group Holding NV *	8,374	461
UCB SA, Cl A	6,939	624
Umicore SA	6,290	352

		3,089

Canada — 0.4%
Alimentation Couche-Tard Inc, Cl B	6,590	329
Atco Ltd/Canada, Cl I	8,416	246
Bank of Montreal	1,058	87
Bank of Nova Scotia/The, Cl C	1,590	95
Barrick Gold Corp	8,539	94
Bausch Health *	12,355	317
BCE Inc	11,074	448
BlackBerry Ltd *	20,413	231
Bombardier Inc, Cl B *	23,691	84
CAE Inc	9,180	186
Cameco Corp	7,919	90
Canadian National Railway Co	2,192	197
Canadian Natural Resources Ltd	4,257	139
Canadian Pacific Railway Ltd	641	136
Canadian Tire Corp Ltd, Cl A	1,877	220
Canadian Utilities Ltd, Cl A	11,282	277
CCL Industries Inc, Cl B	2,224	100
CGI Group Inc, Cl A *	6,993	451
CI Financial Corp	3,354	53
Constellation Software Inc/Canada	383	282
Crescent Point Energy Corp, Cl F	4,916	31
Dollarama Inc	5,094	160
Emera Inc	7,671	238
Empire Co Ltd, Cl A	15,307	279
Enbridge Inc	2,263	73
Fairfax Financial Holdings Ltd	200	109
Finning International Inc	7,855	192
First Capital Realty Inc	4,150	63
First Quantum Minerals Ltd (Canada)	2,143	24
Fortis Inc/Canada, Cl Common Subscription Receipt	10,332	335
Franco-Nevada Corp	1,600	100
George Weston Ltd	3,020	228
Gildan Activewear Inc	6,126	186
H&R Real Estate Investment Trust ‡	4,787	74
Hydro One Ltd	12,827	195
Imperial Oil Ltd	2,707	88

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Intact Financial Corp, Cl Common Subscription Receipt	1,580	$131
Linamar Corp	2,584	119
Loblaw Cos Ltd	4,092	210
Magna International Inc, Cl A	2,438	128
Methanex Corp	1,070	84
Metro Inc, Cl A	7,578	236
National Bank of Canada	2,170	108
Nutrien Ltd	1,762	102
Open Text Corp	9,748	371
PrairieSky Royalty Ltd	2,615	46
Restaurant Brands International Inc	2,608	154
RioCan Real Estate Investment Trust, Cl Trust Unit ‡	3,430	66
Rogers Communications Inc, Cl B	6,893	354
Royal Bank of Canada	1,066	85
Saputo Inc	7,448	221
Shaw Communications Inc, Cl B	7,879	153
Shopify Inc *	1,208	198
SNC-Lavalin Group Inc, Cl Common Subscription Receipt	3,554	145
Suncor Energy Inc	2,894	112
Teck Resources Ltd, Cl B	2,423	58
TELUS Corp	10,607	391
Thomson Reuters Corp, Cl B	3,166	144
Toronto-Dominion Bank/The	1,857	113
TransCanada	2,000	81
Turquoise Hill Resources Ltd *	33,850	72
Vermilion Energy Inc	2,483	82
Wheaton Precious Metals Corp	4,550	80

		10,481

China — 0.0%
Sands China Ltd	18,800	85
Yangzijiang Shipbuilding Holdings Ltd	115,350	105

		190

Denmark — 0.2%
AP Moller - Maersk A/S, Cl A	102	134
AP Moller - Maersk A/S, Cl B	99	139
Carlsberg A/S, Cl B	3,638	436
Chr Hansen Holding A/S	4,349	442
Coloplast A/S, Cl B	1,982	203
Danske Bank A/S	6,879	181
DSV A/S	1,836	167
Genmab A/S *	996	157
H Lundbeck A/S, Cl H	2,955	183
ISS A/S	4,598	162
Novo Nordisk A/S, Cl B	3,217	151
Novozymes A/S, Cl B	6,082	334
Orsted A/S	8,982	610
Pandora A/S	4,889	305

SEI Institutional Managed Trust / Annual Report / September 30, 2018	223

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Tryg A/S	12,415	$309
Vestas Wind Systems A/S	1,356	92
William Demant Holding A/S *	9,898	372

		4,377

Finland — 0.1%
Elisa OYJ	10,422	442
Fortum OYJ	21,754	545
Kone OYJ, Cl B	2,993	160
Metso OYJ	2,878	102
Neste OYJ	8,636	714
Nokia OYJ	77,694	431
Nokian Renkaat OYJ	5,363	220
Orion Oyj, Cl B	10,474	397
Sampo OYJ, Cl A	4,880	253
Stora Enso OYJ, Cl R	16,819	322
UPM-Kymmene OYJ, Cl V	9,046	355
Wartsila OYJ Abp	6,954	136

		4,077

France — 0.3%
Accor SA	2,115	109
Aeroports de Paris, Cl A	373	84
Air Liquide SA	1,133	149
Arkema SA	1,313	163
Atos SE	2,099	250
AXA SA	1,932	52
BioMerieux	1,418	118
Bouygues SA	892	39
Capgemini SE	1,472	185
Carrefour SA	6,251	120
CNP Assurances	1,903	46
Covivio ‡	434	45
Credit Agricole SA	1,767	25
Danone SA	1,646	127
Dassault Systemes SE	2,182	326
Electricite de France SA	16,482	290
Engie SA	13,671	201
Essilor International Cie Generale d’Optique SA	2,573	381
Eurofins Scientific SE	379	215
Eutelsat Communications SA	1,501	35
Gecina SA ‡	699	117
Getlink	4,624	59
Hermes International	189	125
ICADE ‡	512	47
Iliad SA	2,064	270
Imerys SA	2,203	163
Ingenico Group SA	3,300	251
Ipsen SA	1,367	230
JCDecaux SA	1,173	43
Klepierre SA ‡	1,965	70

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
L’Oreal SA	607	$146
LVMH Moet Hennessy Louis Vuitton SE	241	85
Natixis SA	5,679	39
Orange SA	22,713	362
Pernod Ricard SA	1,010	166
Remy Cointreau SA	1,323	172
Renault SA	450	39
Rexel SA	3,641	55
Sanofi	4,184	372
Schneider Electric SE	577	46
SCOR SE	1,457	68
Societe BIC SA	949	87
STMicroelectronics NV	12,017	219
Suez	19,413	276
Thales SA, Cl A	1,344	191
TOTAL SA	8,573	556
Ubisoft Entertainment SA *	1,168	127
Valeo SA	1,927	84
Veolia Environnement SA	11,760	235
Vinci SA	822	78
Vivendi SA	5,328	137
Wendel SA	681	101

		7,976

Germany — 0.3%
1&1 Drillisch AG	2,739	133
adidas AG	369	90
Allianz SE	347	77
BASF SE	1,028	91
Bayer AG	1,449	129
Beiersdorf AG	1,696	191
Brenntag AG	527	33
Commerzbank AG *	5,497	57
Continental AG	286	50
Covestro AG	1,507	122
Delivery Hero AG *	4,905	236
Deutsche Bank AG	2,043	23
Deutsche Boerse AG	1,351	181
Deutsche Lufthansa AG	5,273	130
Deutsche Post AG	2,302	82
Deutsche Telekom AG	20,670	333
Deutsche Wohnen SE	1,750	84
E.ON SE	26,305	268
Fraport AG Frankfurt Airport Services Worldwide	1,521	134
Fresenius Medical Care AG & Co KGaA	2,584	266
Fresenius SE & Co KGaA	3,357	247
GEA Group AG	1,568	56
Hannover Rueck SE	619	88
HeidelbergCement AG	879	69
Henkel AG & Co KGaA	1,543	164
HUGO BOSS AG	2,069	159

224	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Infineon Technologies AG	8,574	$195
Innogy SE	7,476	334
K+S AG	2,963	62
LANXESS AG	1,587	116
Linde AG	488	115
MAN SE	398	43
Merck KGaA	2,187	226
METRO AG	16,313	256
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	274	61
OSRAM Licht AG	1,575	63
Puma SE *	32	16
QIAGEN NV *	4,245	161
RTL Group SA	682	49
RWE AG *	8,846	218
SAP SE	1,978	244
Siemens AG	850	109
Siemens Healthineers AG *	4,460	196
Symrise AG	2,361	216
Telefonica Deutschland Holding AG	72,307	306
thyssenkrupp AG	3,604	91
Uniper SE	10,182	314
United Internet AG	3,563	169
Volkswagen AG	135	24
Wirecard AG	1,600	347
Zalando SE *	1,425	55

		7,479

Hong Kong — 0.2%
AIA Group Ltd	13,800	123
ASM Pacific Technology Ltd	45,400	462
BOC Hong Kong Holdings Ltd	31,000	147
CK Asset Holdings Ltd	5,708	43
CK Hutchison Holdings Ltd	8,208	95
CK Infrastructure Holdings Ltd	57,438	455
CLP Holdings Ltd, Cl B	51,500	603
Galaxy Entertainment Group Ltd *	15,000	95
HK Electric Investments & HK Electric Investments Ltd	591,500	597
HKT Trust & HKT Ltd	464,920	639
Hong Kong & China Gas Co Ltd	242,190	481
Kerry Properties Ltd	13,000	44
Li & Fung Ltd	446,000	100
Link ‡	13,500	133
MGM China Holdings Ltd	30,000	48
Minth Group Ltd	18,000	74
MTR Corp Ltd	39,500	208
NWS Holdings Ltd	90,000	178
PCCW Ltd	1,110,000	647
Power Assets Holdings Ltd	59,102	412
Shangri-La Asia Ltd	82,000	122
SJM Holdings Ltd	122,000	113

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Swire Pacific Ltd, Cl A	4,000	$44
Swire Properties Ltd	18,400	70
Techtronic Industries Co Ltd	41,000	262
WH Group Ltd	422,000	297
Wynn Macau Ltd	27,600	64
Yue Yuen Industrial Holdings Ltd	68,500	190

		6,746

Ireland — 0.1%
Accenture PLC, Cl A	1,029	175
AerCap Holdings NV *	2,475	142
AIB Group PLC	27,504	141
Bank of Ireland Group PLC	21,199	163
CRH PLC	8,888	291
Eaton Corp PLC	2,114	183
James Hardie Industries PLC	6,087	92
Kerry Group PLC, Cl A	4,698	520
Paddy Power Betfair PLC	3,752	320
Ryanair Holdings PLC ADR *	3,003	289

		2,316

Israel — 0.1%
Azrieli Group Ltd	4,495	231
Bank Hapoalim BM	33,427	245
Bank Leumi Le-Israel BM	39,720	262
Bezeq The Israeli Telecommunication Corp Ltd	414,625	477
Check Point Software Technologies Ltd *	4,923	579
Elbit Systems Ltd	2,025	257
Frutarom Industries Ltd	3,203	332
Israel Chemicals Ltd	66,305	405
Mizrahi Tefahot Bank Ltd	12,761	223
Nice Ltd *	4,735	536

		3,547

Italy — 0.1%
Assicurazioni Generali SpA	2,134	37
Atlantia SpA	3,095	64
CNH Industrial NV	12,849	154
Davide Campari-Milano SpA	24,000	204
Enel SpA	60,107	308
Eni SpA	16,512	312
EXOR NV	1,900	128
Ferrari NV	904	125
Fiat Chrysler Automobiles NV *	4,810	85
Intesa Sanpaolo SpA	31,593	81
Leonardo SpA	10,324	124
Luxottica Group SpA	2,993	203
Mediobanca Banca di Credito Finanziario SpA	8,384	84
Moncler SpA	2,434	105
Pirelli & C SpA *	23,507	197
Poste Italiane SpA	10,226	82

SEI Institutional Managed Trust / Annual Report / September 30, 2018	225

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Prysmian SpA	5,661	$132
Recordati SpA	6,200	210
Snam SpA	114,066	476
Telecom Italia SpA/Milano *	716,038	407
Tenaris SA	19,518	327
Terna Rete Elettrica Nazionale SpA	73,554	393

		4,238

Japan — 0.6%
Aeon Co Ltd, Cl H	5,800	140
Air Water Inc	3,900	72
Aisin Seiki Co Ltd	1,500	73
Ajinomoto Co Inc	7,000	120
ANA Holdings Inc	2,000	70
Aozora Bank Ltd	3,100	111
Asahi Group Holdings Ltd	2,800	121
Asahi Kasei Corp	9,000	137
Astellas Pharma Inc	10,800	188
Bank of Kyoto Ltd/The	2,600	136
Calbee Inc	2,000	66
Canon Inc	2,600	83
Central Japan Railway Co	400	83
Chubu Electric Power Co Inc	17,000	257
Chugai Pharmaceutical Co Ltd	2,000	129
Chugoku Electric Power Co Inc/The	17,500	225
Credit Saison Co Ltd	5,700	93
CYBERDYNE Inc *	7,300	58
Daicel Corp	3,800	44
Daito Trust Construction Co Ltd	500	64
Daiwa House Industry Co Ltd	3,000	89
Daiwa Securities Group Inc	19,000	116
Dentsu Inc *	1,800	84
Eisai Co Ltd	2,700	263
Electric Power Development Co Ltd	6,100	169
FamilyMart UNY Holdings Co Ltd, Cl H	900	94
FUJIFILM Holdings Corp	3,100	140
Fukuoka Financial Group Inc	3,400	94
Hankyu Hanshin Holdings Inc	1,400	50
Hino Motors Ltd	8,200	90
Hirose Electric Co Ltd	882	96
Hitachi Chemical Co Ltd	3,039	62
Idemitsu Kosan Co Ltd	9,400	497
Inpex Corp	33,100	413
J Front Retailing Co Ltd	5,200	81
Japan Post Bank Co Ltd	7,900	93
Japan Prime Realty Investment Corp, Cl A ‡	24	86
Japan Real Estate Investment Corp ‡	16	84
Japan Retail Fund Investment Corp, Cl A ‡	32	58
JXTG Holdings Inc	54,200	410
Kamigumi Co Ltd	4,000	88
Kaneka Corp	2,400	111
Kansai Electric Power Co Inc/The	14,400	217

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Kansai Paint Co Ltd	3,000	$55
Kao Corp	1,800	145
KDDI Corp	14,100	390
Keikyu Corp	4,000	73
Keio Corp	1,700	93
Kikkoman Corp	2,500	149
Kirin Holdings Co Ltd	6,100	156
Konami Holdings Corp	3,556	139
Kyocera Corp	1,500	90
Kyushu Electric Power Co Inc	24,500	296
Lawson Inc	2,100	128
LIXIL Group Corp	3,000	58
Marubeni Corp	14,900	136
Maruichi Steel Tube Ltd	3,200	104
McDonald’s Holdings Co Japan Ltd	1,723	76
Mebuki Financial Group Inc	32,230	112
Medipal Holdings Corp	6,500	136
MEIJI Holdings Co Ltd	1,300	87
Mitsubishi Chemical Holdings Corp,Cl B	4,700	45
Mitsubishi Motors Corp	8,800	62
Mitsubishi Tanabe Pharma Corp	7,400	124
Mitsui Chemicals Inc	1,800	45
Murata Manufacturing Co Ltd	500	77
NEC Corp	3,300	91
NGK Spark Plug Co Ltd	2,600	76
NH Foods Ltd	3,500	129
Nippon Building Fund Inc ‡	13	75
Nippon Prologis REIT Inc ‡	36	71
Nippon Telegraph & Telephone Corp	8,900	402
Nisshin Seifun Group Inc	9,415	206
Nissin Foods Holdings Co Ltd	2,000	138
NOK Corp	3,300	57
Nomura Research Institute Ltd	2,178	110
NTT Data Corp	10,000	138
NTT DOCOMO Inc	18,200	489
Obic Co Ltd	900	85
Odakyu Electric Railway Co Ltd	3,300	78
Oji Holdings Corp	12,000	87
Ono Pharmaceutical Co Ltd	5,500	156
Oracle Corp Japan	1,200	97
Osaka Gas Co Ltd	15,600	304
Otsuka Holdings Co Ltd *	3,400	171
Ryohin Keikaku Co Ltd	400	119
Sankyo Co Ltd	2,500	98
Santen Pharmaceutical Co Ltd	9,700	154
Sekisui Chemical Co Ltd	5,300	98
Seven & i Holdings Co Ltd	2,100	94
Seven Bank Ltd	30,200	95
Shimadzu Corp	6,000	188
Shimizu Corp	8,200	75
Shizuoka Bank Ltd/The	12,000	108
Showa Shell Sekiyu KK	25,500	540

226	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
SoftBank Group Corp	4,300	$434
Subaru Corp	4,000	123
Sumitomo Corp	6,500	108
Sumitomo Rubber Industries Ltd	6,900	104
Suntory Beverage & Food Ltd	2,800	119
Suzuken Co Ltd/Aichi Japan	3,360	159
Sysmex Corp	1,700	146
Taisei Corp	1,000	46
Taisho Pharmaceutical Holdings Co Ltd	1,800	220
Takeda Pharmaceutical Co Ltd	2,200	94
Teijin Ltd	4,800	92
Terumo Corp	3,500	207
Tobu Railway Co Ltd	3,400	101
Toho Co Ltd/Tokyo	2,600	82
Toho Gas Co Ltd	6,812	259
Tohoku Electric Power Co Inc	12,200	166
Tokyo Electric Power Co Holdings Inc *	43,200	212
Tokyo Gas Co Ltd	12,400	305
Tokyu Corp	4,400	80
Toray Industries Inc	10,000	75
TOTO Ltd	1,000	41
Toyo Seikan Group Holdings Ltd	1,900	39
Toyo Suisan Kaisha Ltd	3,000	116
Toyota Industries Corp	1,900	112
Toyota Motor Corp	1,700	106
Trend Micro Inc/Japan	2,000	129
Unicharm Corp	4,900	162
United Urban Investment Corp ‡	66	104
Yakult Honsha Co Ltd	900	74
Yamaguchi Financial Group Inc	9,000	98
Yamato Holdings Co Ltd	4,400	135
Yamazaki Baking Co Ltd	5,000	100

		17,408

Luxembourg — 0.0%
SES SA, Cl A	6,648	146

Netherlands — 0.2%
ABN AMRO Group NV	1,275	35
Aegon NV	27,244	177
Akzo Nobel NV	1,956	183
ArcelorMittal	4,213	131
ASML Holding NV	1,736	324
Heineken Holding NV	333	30
Heineken NV	1,392	130
ING Groep NV	10,046	130
Koninklijke Ahold Delhaize NV	11,506	264
Koninklijke DSM NV	3,445	365
Koninklijke KPN NV	140,564	371
Koninklijke Philips NV	10,132	462
Koninklijke Vopak NV	15,802	779
LyondellBasell Industries, Cl A	3,960	406

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
NN Group NV	3,780	$169
NXP Semiconductors NV	3,019	258
Randstad NV	1,641	88
RELX PLC	10,973	231
Unibail-Rodamco-Westfield ‡	139	28
Unilever NV	4,642	258
Wolters Kluwer NV	4,597	287

		5,106

New Zealand — 0.1%
a2 Milk Co Ltd *	39,162	292
Auckland International Airport Ltd	73,862	357
Fisher & Paykel Healthcare Corp Ltd	40,823	407
Fletcher Building Ltd *	73,997	321
Meridian Energy Ltd	280,692	611
Ryman Healthcare Ltd	58,689	545
Spark New Zealand Ltd	227,412	611

		3,144

Norway — 0.1%
Aker BP ASA	6,485	275
DNB ASA, Cl A	9,226	194
Equinor ASA	12,823	361
Gjensidige Forsikring ASA	10,608	179
Marine Harvest ASA	18,976	439
Norsk Hydro ASA	35,069	210
Orkla ASA	30,555	258
Schibsted ASA, Cl B	10,678	370
Telenor ASA	22,751	445
Yara International ASA	6,358	312

		3,043

Panama — 0.0%
Carnival Corp	1,461	93

Portugal — 0.0%
Banco Espirito Santo SA *(E)	50,830	—
EDP - Energias de Portugal SA	85,324	315
Galp Energia SGPS SA	28,244	561
Jeronimo Martins SGPS SA	16,644	245

		1,121

Singapore — 0.2%
Ascendas Real Estate Investment Trust ‡	100,000	193
CapitaLand Commercial Trust ‡	53,667	70
CapitaLand Ltd	33,800	83
City Developments Ltd	7,600	51
ComfortDelGro Corp Ltd	64,800	115
Dairy Farm International Holdings Ltd	54,200	488
DBS Group Holdings Ltd	7,800	149
Genting Singapore Ltd	238,600	185

SEI Institutional Managed Trust / Annual Report / September 30, 2018	227

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Golden Agri-Resources Ltd	1,474,000	$270
Jardine Cycle & Carriage Ltd	8,200	192
Jardine Matheson Holdings Ltd	3,600	226
Jardine Strategic Holdings Ltd	2,500	91
Keppel Corp Ltd	16,600	84
Oversea-Chinese Banking Corp Ltd	12,800	107
SATS Ltd	46,800	179
Sembcorp Industries Ltd	31,300	71
Singapore Airlines Ltd	21,300	152
Singapore Exchange Ltd	23,500	127
Singapore Press Holdings Ltd	176,700	371
Singapore Technologies Engineering Ltd	25,400	66
Singapore Telecommunications Ltd	273,400	648
United Overseas Bank Ltd	5,300	105
UOL Group Ltd	7,072	36
Venture Corp Ltd	43,000	555
Wilmar International Ltd	116,800	275

		4,889

Spain — 0.2%
ACS Actividades de Construccion y Servicios SA	2,833	121
Aena SME SA	765	133
Amadeus IT Group SA, Cl A	7,284	677
Banco Bilbao Vizcaya Argentaria SA	10,923	70
Banco Santander SA	16,470	83
Bankia SA	20,227	79
CaixaBank SA	30,255	138
Enagas SA	19,814	535
Endesa SA	8,610	186
Ferrovial SA	4,529	94
Grifols SA	14,620	412
Iberdrola SA	26,058	192
Industria de Diseno Textil SA	9,200	279
International Consolidated Airlines Group SA	11,138	96
Naturgy Energy Group SA	6,561	179
Red Electrica Corp SA	12,752	267
Repsol SA, Cl A	18,382	367
Siemens Gamesa Renewable Energy SA *	5,394	68
Telefonica SA	46,339	367

		4,343

Sweden — 0.2%
Alfa Laval AB	3,670	99
Atlas Copco AB, Cl A	1,818	52
Atlas Copco AB, Cl B	1,891	50
Boliden AB	9,085	253
Electrolux AB	10,068	222
Epiroc AB, Cl A *	1,818	20
Epiroc AB, Cl B *	1,891	19
Essity AB, Cl B	7,171	180
Hennes & Mauritz AB, Cl B	10,403	192

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Hexagon AB, Cl B	6,940	$407
Husqvarna AB, Cl B	17,924	153
ICA Gruppen AB	7,278	231
Industrivarden AB, Cl C	4,865	108
Kinnevik AB	1,565	47
Lundin Petroleum AB	12,423	475
Millicom International Cellular SA	3,667	211
Modern Times Group MTG AB, Cl B	74	3
Nordea Bank AB	6,982	76
Skandinaviska Enskilda Banken AB, Cl A	7,936	89
SKF AB, Cl B	8,542	168
Svenska Handelsbanken AB, Cl A	7,194	91
Swedbank AB, Cl A	4,910	122
Swedish Match AB	7,003	358
Tele2 AB, Cl B	24,845	299
Telefonaktiebolaget LM Ericsson, Cl B	53,405	474
Telia Co AB	65,127	299
Volvo AB, Cl B	6,277	111

		4,809

Switzerland — 0.2%
ABB Ltd	4,545	108
Adecco Group AG	1,187	63
Baloise Holding AG	496	76
Barry Callebaut AG	121	230
Chocoladefabriken Lindt & Spruengli AG	32	451
Cie Financiere Richemont SA	1,741	143
Clariant AG	1,232	32
Dufry AG *	1,505	170
EMS-Chemie Holding AG	353	211
Geberit AG	215	100
Givaudan SA	153	378
Kuehne + Nagel International AG	661	105
LafargeHolcim Ltd	1,540	76
Lonza Group AG	1,178	404
Nestle SA	1,850	155
Novartis AG	2,503	216
Partners Group Holding AG	140	112
Roche Holding AG	898	219
Schindler Holding AG	1,164	287
SGS SA, Cl B	41	108
Sika AG	1,740	255
Sonova Holding AG	1,666	333
Straumann Holding AG	271	205
Swatch Group AG/The	1,778	139
Swatch Group AG/The, Cl B	494	197
Swiss Life Holding AG	254	97
Swiss Re AG	978	91
Swisscom AG	1,294	590
TE Connectivity Ltd	1,862	164
Temenos AG	2,900	473
UBS Group AG	5,937	94

228	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Vifor Pharma AG	1,610	$280
Zurich Insurance Group AG	87	28

		6,590

United Kingdom — 0.3%
Admiral Group PLC	3,076	83
Associated British Foods PLC	2,191	65
AstraZeneca PLC	2,875	224
Auto Trader Group PLC	65,482	381
Aviva PLC	17,112	109
Barratt Developments PLC	14,410	107
BP PLC	32,264	248
British American Tobacco PLC	1,681	79
BT Group PLC, Cl A	139,077	409
Bunzl PLC	3,000	94
Burberry Group PLC	1,376	36
Carnival PLC	2,105	131
Centrica PLC	157,888	319
Coca-Cola HBC AG	3,429	117
Compass Group PLC	7,733	172
ConvaTec Group PLC	45,774	139
Croda International PLC	2,513	170
Diageo PLC	2,888	102
easyJet PLC	3,512	60
Experian PLC	2,610	67
G4S PLC	16,567	52
GlaxoSmithKline PLC	14,130	283
Imperial Brands PLC	3,182	111
InterContinental Hotels Group PLC	1,219	76
Intertek Group PLC	544	35
ITV PLC	29,950	62
J Sainsbury PLC	21,670	91
John Wood Group PLC	27,090	273
Johnson Matthey PLC	1,866	87
Marks & Spencer Group PLC	10,789	41
Mediclinic International PLC	22,532	126
Micro Focus International PLC	15,381	287
National Grid PLC	24,779	256
Next PLC, Cl A	1,085	78
NMC Health PLC	3,879	172
Pearson PLC	16,363	190
Persimmon PLC	1,979	61
Randgold Resources Ltd	1,638	116
Reckitt Benckiser Group PLC	1,075	98
RELX PLC	3,034	64
Rio Tinto Ltd	2,189	125
Rio Tinto PLC	1,309	66
Royal Dutch Shell PLC, Cl A	9,980	343
Royal Dutch Shell PLC, Cl B	9,674	339
Royal Mail PLC	6,924	43
RSA Insurance Group PLC	16,014	120
Sage Group PLC/The	34,684	265

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Severn Trent PLC	8,989	$217
Shire PLC	2,525	152
Sky PLC	5,534	125
Smith & Nephew PLC	15,129	276
Smiths Group PLC	4,570	89
Smurfit Kappa Group PLC	5,260	208
SSE PLC	20,367	304
Standard Life Aberdeen PLC	25,469	102
Tesco PLC	45,000	141
Travis Perkins PLC	3,353	47
TUI AG	3,217	62
Unilever PLC	2,107	116
United Utilities Group PLC, Cl B	30,829	283
Vodafone Group PLC	149,574	321
Whitbread PLC	1,095	67
Wm Morrison Supermarkets PLC	34,659	117
WPP PLC	5,341	78

		9,677

Total Foreign Common Stock (Cost $104,894) ($ Thousands)		125,323

COMMON STOCK — 3.9%

Communication Services — 0.5%
Activision Blizzard Inc	2,166	180
Alphabet Inc, Cl A *	135	163
Alphabet Inc, Cl C *	107	128
AT&T Inc	96,857	3,252
CBS Corp, Cl B	1,498	86
CenturyLink Inc	178,293	3,780
Charter Communications Inc, Cl A *	297	97
Comcast Corp, Cl A	2,442	86
Discovery Inc, Cl A *	4,903	157
Discovery Inc, Cl C *	7,138	211
DISH Network Corp, Cl A *	1,627	58
Electronic Arts Inc *	1,157	139
Facebook Inc, Cl A *	855	141
Interpublic Group of Cos Inc/The	4,700	108
Netflix Inc *	207	77
News Corp, Cl A	6,656	88
News Corp, Cl B	6,800	92
Omnicom Group Inc	1,422	97
TripAdvisor Inc *	3,872	198
Twenty-First Century Fox Inc, Cl A	3,206	149
Twenty-First Century Fox Inc, Cl B	3,644	167
Verizon Communications Inc	60,622	3,237
Viacom Inc, Cl B	1,904	64
Walt Disney Co/The	1,190	139

		12,894

SEI Institutional Managed Trust / Annual Report / September 30, 2018	229

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Consumer Discretionary — 0.3%
Advance Auto Parts Inc	1,136	$191
Amazon.com Inc, Cl A *	72	144
AutoZone Inc *	218	169
Best Buy Co Inc	2,195	174
Booking Holdings Inc *	50	99
BorgWarner Inc	2,080	89
CarMax Inc *	1,714	128
Chipotle Mexican Grill Inc, Cl A *	282	128
Darden Restaurants Inc	1,472	164
Delphi Automotive PLC *	1,026	86
Dollar General Corp	1,837	201
Dollar Tree Inc *	1,278	104
eBay Inc *	3,501	116
Expedia Group Inc	732	96
Foot Locker Inc, Cl A	3,089	157
Ford Motor Co	8,016	74
Gap Inc/The	5,746	166
Garmin Ltd	2,254	158
General Motors Co	2,986	101
Genuine Parts Co	1,553	154
Goodyear Tire & Rubber Co/The	2,895	68
H&R Block Inc	4,738	122
Hanesbrands Inc	10,342	191
Harley-Davidson Inc, Cl A	1,846	84
Hasbro Inc	950	100
Home Depot Inc/The	660	137
Kohl’s Corp	2,286	170
L Brands Inc	4,767	144
Leggett & Platt Inc	3,229	141
Lennar Corp, Cl A	2,151	100
LKQ Corp *	2,987	95
Lowe’s Cos Inc	1,189	137
Macy’s Inc	5,542	192
Marriott International Inc, Cl A	1,166	154
Mattel Inc *	6,081	95
McDonald’s Corp	689	115
MGM Resorts International	4,500	126
Michael Kors Holdings Ltd *	2,506	172
Mohawk Industries Inc *	1,068	187
Newell Brands Inc, Cl B	3,850	78
NIKE Inc, Cl B	3,230	274
Nordstrom Inc	1,762	105
Norwegian Cruise Line Holdings Ltd *	2,900	167
O’Reilly Automotive Inc *	530	184
PulteGroup Inc	3,900	97
PVH Corp	1,182	171
Ralph Lauren Corp, Cl A	1,924	265
Ross Stores Inc	2,214	219
Royal Caribbean Cruises Ltd	781	101
Starbucks Corp	2,467	140
Tapestry Inc	3,725	187

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Target Corp, Cl A	2,518	$222
Tiffany & Co	1,465	189
TJX Cos Inc/The	2,072	232
Tractor Supply Co	2,314	210
Ulta Beauty Inc *	470	133
Under Armour Inc, Cl A *	7,140	151
Under Armour Inc, Cl C *	9,984	194
VF Corp	2,986	279
Whirlpool Corp	712	85
Wynn Resorts Ltd	659	84
Yum! Brands Inc	2,076	189

		9,185

Consumer Staples — 0.5%
Altria Group Inc	7,264	438
Archer-Daniels-Midland Co	6,839	344
Brown-Forman Corp, Cl B	7,215	365
Campbell Soup Co	10,214	374
Church & Dwight Co Inc	9,312	553
Clorox Co/The	3,472	522
Coca-Cola Co/The	8,402	388
Coca-Cola European Partners PLC	1,540	70
Colgate-Palmolive Co	4,415	296
Conagra Brands Inc	13,514	459
Constellation Brands Inc, Cl A	1,639	353
Costco Wholesale Corp	1,834	431
Coty Inc, Cl A	26,128	328
Estee Lauder Cos Inc/The, Cl A	3,029	440
General Mills Inc	11,660	500
Hershey Co/The	5,283	539
Hormel Foods Corp	11,944	471
JM Smucker Co/The	4,668	479
Kellogg Co	5,138	360
Keurig Dr Pepper Inc	3,893	90
Kimberly-Clark Corp	4,208	478
Kraft Heinz Co/The	5,736	316
Kroger Co/The	11,876	346
McCormick & Co Inc	4,402	580
Molson Coors Brewing Co, Cl B	5,461	336
Mondelez International Inc, Cl A	8,619	370
Monster Beverage Corp *	6,570	383
PepsiCo Inc	2,423	271
Philip Morris International Inc	4,052	330
Procter & Gamble Co/The	4,040	336
Sysco Corp, Cl A	4,913	360
Tyson Foods Inc, Cl A	5,625	335
Walgreens Boots Alliance Inc	4,912	358
Walmart Inc	3,510	330

		12,929

Energy — 0.3%
Anadarko Petroleum Corp, Cl A	4,928	332

230	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Andeavor	2,422	$372
Apache Corp	6,369	304
Cabot Oil & Gas Corp	14,761	332
Chevron Corp	2,251	275
Cimarex Energy Co	2,933	273
Concho Resources Inc *	2,397	366
ConocoPhillips	5,566	431
Devon Energy Corp	7,486	299
EOG Resources Inc	2,565	327
EQT Corp	5,651	250
Exxon Mobil Corp	2,881	245
Halliburton Co	5,364	217
Helmerich & Payne Inc	5,012	345
Hess Corp	5,888	421
Kinder Morgan Inc	12,379	219
Marathon Oil Corp	12,842	299
Marathon Petroleum Corp	4,014	321
National Oilwell Varco Inc, Cl A	8,276	357
Newfield Exploration Co *	9,650	278
Noble Energy Inc	8,457	264
Occidental Petroleum Corp	4,454	366
ONEOK Inc	5,808	394
Phillips 66	2,695	304
Pioneer Natural Resources Co	1,705	297
Schlumberger Ltd, Cl A	3,885	237
TechnipFMC PLC	8,997	281
Valero Energy Corp	2,503	285
Williams Cos Inc/The	11,377	309

		9,000

Financials — 0.2%
Affiliated Managers Group Inc	586	80
Aflac Inc	2,590	122
Allstate Corp/The	963	95
American Express Co	950	101
American International Group Inc	1,882	100
Ameriprise Financial Inc	614	91
Aon PLC	680	105
Arthur J Gallagher & Co	2,093	156
Assurant Inc	976	105
Bank of America Corp	3,101	91
Bank of New York Mellon Corp/The	1,593	81
BB&T Corp	2,425	118
Berkshire Hathaway Inc, Cl B *	698	149
BlackRock Inc	215	101
Capital One Financial Corp	1,140	108
Cboe Global Markets Inc	964	93
Charles Schwab Corp/The	1,358	67
Chubb Ltd	852	114
Cincinnati Financial Corp	2,017	155
Citigroup Inc	1,388	100
Citizens Financial Group Inc	2,888	111

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CME Group Inc	772	$131
Comerica Inc	1,435	129
Discover Financial Services	1,159	89
E*TRADE Financial Corp *	1,387	73
Fifth Third Bancorp	3,964	111
Franklin Resources Inc	2,773	84
Goldman Sachs Group Inc/The	268	60
Hartford Financial Services Group Inc/The	2,184	109
Huntington Bancshares Inc	9,087	136
Intercontinental Exchange Inc	1,550	116
Invesco Ltd	3,033	69
Jefferies Financial Group Inc	4,320	95
JPMorgan Chase & Co	873	99
KeyCorp	5,335	106
Lincoln National Corp	1,000	68
Loews Corp	1,583	80
M&T Bank Corp	598	98
Marsh & McLennan Cos Inc	1,542	128
MetLife Inc	1,562	73
Moody’s Corp	1,083	181
Morgan Stanley	1,873	87
Nasdaq Inc, Cl A	1,585	136
Northern Trust Corp	1,046	107
People’s United Financial Inc	8,554	146
PNC Financial Services Group Inc/The	607	83
Principal Financial Group Inc, Cl A	1,498	88
Progressive Corp/The	2,497	177
Prudential Financial Inc	736	75
Raymond James Financial Inc	1,182	109
Regions Financial Corp	6,723	123
S&P Global Inc	545	107
State Street Corp	770	65
SunTrust Banks Inc	2,220	148
Synchrony Financial	3,561	111
T Rowe Price Group Inc	1,887	206
Torchmark Corp, Cl A	870	75
Travelers Cos Inc/The	849	110
Unum Group	2,745	107
US Bancorp	2,336	123
Wells Fargo & Co	1,955	103
Willis Towers Watson PLC	490	69
Zions Bancorp NA	2,259	113

		6,746

Health Care — 0.4%
Abbott Laboratories	3,210	235
AbbVie Inc	1,754	166
Aetna Inc, Cl A	1,014	206
Agilent Technologies Inc	3,209	226
Alexion Pharmaceuticals Inc *	1,323	184
Allergan PLC	990	189
AmerisourceBergen Corp, Cl A	1,376	127

SEI Institutional Managed Trust / Annual Report / September 30, 2018	231

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amgen Inc, Cl A	840	$174
Anthem Inc	784	215
Baxter International Inc	2,892	223
Becton Dickinson and Co	1,178	307
Biogen Inc *	606	214
Boston Scientific Corp *	7,038	271
Bristol-Myers Squibb Co	2,871	178
Cardinal Health Inc	2,281	123
Celgene Corp, Cl A *	1,787	160
Centene Corp *	1,276	185
Cerner Corp *	3,217	207
Cigna Corp	1,044	217
Cooper Cos Inc/The, Cl A	642	178
CVS Health Corp	2,402	189
Danaher Corp, Cl A	1,722	187
DaVita Inc *	2,885	207
DENTSPLY SIRONA Inc	2,721	103
Edwards Lifesciences Corp, Cl A *	1,726	301
Eli Lilly & Co	1,884	202
Envision Healthcare Corp *	3,332	152
Express Scripts Holding Co *	2,680	255
Gilead Sciences Inc	2,209	171
HCA Healthcare Inc	2,485	346
Henry Schein Inc *	2,812	239
Hologic Inc *	3,960	162
Humana Inc	697	236
IDEXX Laboratories Inc *	915	228
Illumina Inc *	591	217
Incyte Corp *	2,075	143
Intuitive Surgical Inc *	534	307
Johnson & Johnson	1,285	178
Laboratory Corp of America Holdings *	1,268	220
McKesson Corp	792	105
Medtronic PLC	2,355	232
Merck & Co Inc	2,426	172
Mettler-Toledo International Inc *	275	167
Mylan *	3,267	120
PerkinElmer Inc	2,942	286
Perrigo Co PLC	1,993	141
Pfizer Inc	4,453	196
Quest Diagnostics Inc	2,292	247
Regeneron Pharmaceuticals Inc *	515	208
Stryker Corp	1,159	206
Teva Pharmaceutical Industries Ltd ADR *	19,815	427
Thermo Fisher Scientific Inc	934	228
UnitedHealth Group Inc	909	242
Universal Health Services Inc, Cl B	1,717	220
Varian Medical Systems Inc *	1,691	189
Vertex Pharmaceuticals Inc *	1,215	234
Waters Corp *	930	181
Zimmer Biomet Holdings Inc	1,684	221

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	2,499	$229

		12,279

Industrials — 0.4%
3M Co	677	143
Alaska Air Group Inc	3,224	222
Allegion PLC	1,615	146
American Airlines Group Inc	2,578	106
AMETEK Inc	2,335	185
AO Smith Corp	2,700	144
Arconic Inc	5,255	116
Boeing Co/The	456	170
Caterpillar Inc, Cl A	676	103
CH Robinson Worldwide Inc	2,024	198
Cintas Corp	1,195	236
Copart Inc *	2,400	124
CSX Corp	2,266	168
Cummins Inc	871	127
Deere & Co	657	99
Delta Air Lines Inc, Cl A	3,091	179
Dover Corp	1,914	169
Emerson Electric Co	2,411	185
Equifax Inc	1,030	134
Expeditors International of Washington Inc	2,620	193
Fastenal Co, Cl A	2,841	165
FedEx Corp	581	140
Flowserve Corp	3,192	174
Fluor Corp	3,126	182
Fortive Corp	1,984	167
Fortune Brands Home & Security Inc	2,268	119
General Dynamics Corp	849	174
General Electric Co	6,993	79
Harris Corp	1,193	202
Honeywell International Inc	835	139
Huntington Ingalls Industries Inc, Cl A	757	194
IHS Markit Ltd *	3,200	173
Illinois Tool Works Inc	606	85
Ingersoll-Rand PLC	1,653	169
Jacobs Engineering Group Inc	1,976	151
JB Hunt Transport Services Inc	832	99
Johnson Controls International PLC	3,007	105
Kansas City Southern	1,165	132
L3 Technologies Inc	894	190
Lockheed Martin Corp	518	179
Masco Corp	3,446	126
Nielsen Holdings PLC	5,302	147
Norfolk Southern Corp	1,093	197
Northrop Grumman Corp	572	181
PACCAR Inc	2,161	147
Parker-Hannifin Corp, Cl A	549	101
Pentair PLC	5,438	236
Quanta Services Inc *	3,494	117

232	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Raytheon Co	1,052	$217
Republic Services Inc	3,099	225
Robert Half International Inc	3,077	216
Rockwell Automation Inc	996	187
Rockwell Collins Inc	1,009	142
Roper Technologies Inc	553	164
Snap-on Inc	986	181
Southwest Airlines Co, Cl A	2,241	140
Stanley Black & Decker Inc	854	125
Stericycle Inc, Cl A *	3,478	204
Textron Inc	2,415	173
TransDigm Group Inc *	624	232
Union Pacific Corp	1,324	216
United Continental Holdings Inc *	1,713	152
United Parcel Service Inc, Cl B	1,422	166
United Rentals Inc *	581	95
United Technologies Corp	1,125	157
Verisk Analytics Inc, Cl A *	1,825	220
Waste Management Inc	2,667	241
WW Grainger Inc	802	287
Xylem Inc	1,487	119

		11,276

Information Technology — 0.3%
Adobe Systems Inc *	587	158
Advanced Micro Devices Inc *	10,985	339
Akamai Technologies Inc *	1,677	123
Alliance Data Systems Corp	609	144
Amphenol Corp, Cl A	1,663	156
Analog Devices Inc	1,714	158
Apple Inc	729	165
Applied Materials Inc	3,039	117
Autodesk Inc, Cl A *	1,057	165
Automatic Data Processing Inc	1,586	239
Broadcom Inc	452	112
CA Inc	4,037	178
Cisco Systems Inc	4,373	213
Citrix Systems Inc	1,812	201
Cognizant Technology Solutions Corp, Cl A	2,178	168
Corning Inc, Cl B	4,549	161
DXC Technology Co	1,620	152
F5 Networks Inc, Cl A *	1,077	215
Fidelity National Information Services Inc, Cl B	1,370	149
Fiserv Inc, Cl A *	2,440	201
FLIR Systems Inc	2,599	160
Gartner Inc *	1,047	166
Global Payments Inc	1,650	210
Hewlett Packard Enterprise Co	8,829	144
HP Inc	7,329	189
Intel Corp	2,194	104
International Business Machines Corp	793	120

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuit Inc	640	$146
Juniper Networks Inc	4,939	148
KLA-Tencor Corp	1,572	160
Lam Research Corp	760	115
Mastercard Inc, Cl A	656	146
Microchip Technology Inc	1,703	134
Micron Technology Inc *	1,330	60
Microsoft Corp	1,573	180
Motorola Solutions Inc	1,647	214
NetApp Inc	2,629	226
NVIDIA Corp	29	8
Oracle Corp, Cl B	2,724	140
Paychex Inc	2,240	165
PayPal Holdings Inc *	1,429	126
Qorvo Inc *	1,591	122
QUALCOMM Inc	2,828	204
Red Hat Inc *	1,152	157
salesforce.com Inc *	1,307	208
Seagate Technology PLC	2,325	110
Skyworks Solutions Inc	1,430	130
Symantec Corp, Cl A	4,111	87
Synopsys Inc *	1,972	194
Texas Instruments Inc	1,935	208
Total System Services Inc	1,556	154
VeriSign Inc *	1,056	169
Visa Inc, Cl A	800	120
Western Digital Corp	1,647	96
Western Union Co/The	7,451	142
Xerox Corp	4,750	128
Xilinx Inc	2,202	177

		8,981

Materials — 0.3%
Air Products & Chemicals Inc	2,754	460
Albemarle Corp	3,380	337
Avery Dennison Corp	4,309	467
Ball Corp	9,749	429
CF Industries Holdings Inc	10,279	560
DowDuPont Inc	3,200	206
Eastman Chemical Co	3,517	337
Ecolab Inc	2,840	445
FMC Corp	4,104	358
Freeport-McMoRan Inc, Cl B	27,270	380
International Flavors & Fragrances Inc	3,137	436
International Paper Co	6,663	327
Martin Marietta Materials Inc, Cl A	1,863	339
Mosaic Co/The	15,839	514
Newmont Mining Corp	15,646	472
Nucor Corp	6,312	400
Packaging Corp of America	3,098	340
PPG Industries Inc	3,051	333
Praxair Inc	2,704	435

SEI Institutional Managed Trust / Annual Report / September 30, 2018	233

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sealed Air Corp	8,512	$342
Sherwin-Williams Co/The, Cl A	901	410
Vulcan Materials Co	2,904	323
WestRock Co	5,916	316

		8,966

Real Estate — 0.1%
Alexandria Real Estate Equities Inc ‡	1,025	129
American Tower Corp, Cl A ‡	805	117
Apartment Investment & Management Co, Cl A ‡	2,812	124
AvalonBay Communities Inc ‡	651	118
Boston Properties Inc ‡	881	108
CBRE Group Inc, Cl A *	3,263	144
Crown Castle International Corp ‡	1,247	139
Digital Realty Trust Inc, Cl A ‡	1,000	113
Duke Realty Corp ‡	4,733	134
Equinix Inc ‡	207	90
Equity Residential ‡	1,670	111
Essex Property Trust Inc ‡	681	168
Extra Space Storage Inc ‡	1,522	132
Federal Realty Investment Trust ‡	1,020	129
HCP Inc ‡	3,955	104
Host Hotels & Resorts Inc ‡	7,223	152
Iron Mountain Inc ‡	3,775	130
Kimco Realty Corp ‡	6,490	109
Macerich Co/The ‡	1,962	109
Mid-America Apartment Communities Inc ‡	1,107	111
Prologis Inc ‡	2,009	136
Public Storage ‡	761	153
Realty Income Corp ‡	2,310	131
Regency Centers Corp ‡	1,875	121
SBA Communications Corp, Cl A *‡	900	145
Simon Property Group Inc ‡	973	172
SL Green Realty Corp ‡	1,090	106
UDR Inc ‡	2,944	119
Ventas Inc ‡	3,347	182
Vornado Realty Trust ‡	2,208	161
Welltower Inc ‡	1,515	98
Weyerhaeuser Co ‡	3,188	103

		4,098

Utilities — 0.6%
AES Corp	41,027	574
Alliant Energy Corp	15,756	671
Ameren Corp	9,333	590
American Electric Power Co Inc	6,545	464
American Water Works Co Inc	4,182	368
CenterPoint Energy Inc	22,906	633
CMS Energy Corp	10,372	508
Consolidated Edison Inc	8,391	639
Dominion Energy Inc	9,447	664

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DTE Energy Co	5,956	$650
Duke Energy Corp	6,400	512
Edison International	7,889	534
Entergy Corp	5,814	472
Evergy Inc	7,600	417
Eversource Energy	12,215	751
Exelon Corp	12,325	538
FirstEnergy Corp	14,493	539
NextEra Energy Inc	3,440	577
NiSource Inc	20,884	520
NRG Energy Inc	12,806	479
PG&E Corp *	8,595	396
Pinnacle West Capital Corp	9,387	743
PPL Corp	20,593	603
Public Service Enterprise Group Inc	11,012	581
SCANA Corp	14,582	567
Sempra Energy	4,307	490
Southern Co/The	10,786	470
WEC Energy Group Inc	9,962	665
Xcel Energy Inc	12,339	583

		16,198

Total Common Stock (Cost $82,674) ($ Thousands)		112,552

	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 1.8%

Communication Services — 0.0%
Alphabet Inc
3.625%, 05/19/2021 (B)	$150	152

Consumer Discretionary — 0.0%
Toyota Motor Credit MTN
3.400%, 09/15/2021 (B)	150	151
3.200%, 01/11/2027 (B)	750	722
University of Southern California
5.250%, 10/01/2111 (B)	100	116

		989

Consumer Staples — 0.0%
Coca-Cola
3.200%, 11/01/2023 (B)	500	496
Colgate-Palmolive MTN
2.300%, 05/03/2022 (B)	250	243
Procter & Gamble
1.850%, 02/02/2021 (B)	250	244

		983

234	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 0.2%
Chevron
2.954%, 05/16/2026 (B)	$1,000	$955
Chevron Corp
4.950%, 03/03/2019 (B)	150	151
2.100%, 05/16/2021 (B)	1,000	976
Equinor
2.450%, 01/17/2023 (B)	250	241
Exxon Mobil
3.176%, 03/15/2024 (B)	500	496
Nexen Energy ULC
5.875%, 03/10/2035 (B)	100	114
Shell International Finance BV
3.250%, 05/11/2025 (B)	250	245
2.250%, 11/10/2020 (B)	500	492
Total Capital
4.450%, 06/24/2020 (B)	750	768
XTO Energy
6.750%, 08/01/2037 (B)	300	394
6.500%, 12/15/2018 (B)	750	756

		5,588

Financials — 1.2%
Australia & New Zealand Banking Group NY MTN
2.250%, 06/13/2019 (B)	1,300	1,295
Bank of Montreal MTN
2.550%, 11/06/2022 (B)	250	241
1.900%, 08/27/2021 (B)	750	720
1.500%, 07/18/2019 (B)	1,000	990
Bank of New York Mellon
3.550%, 09/23/2021 (B)	200	202
Bank of Nova Scotia
4.375%, 01/13/2021 (B)	250	256
2.700%, 03/07/2022 (B)	500	488
Berkshire Hathaway
3.400%, 01/31/2022 (B)	150	151
2.750%, 03/15/2023 (B)	1,000	977
Canadian Imperial Bank of Commerce
1.600%, 09/06/2019 (B)	1,000	988
CME Group
3.000%, 09/15/2022 (B)	100	98
3.000%, 03/15/2025 (B)	1,000	964
Commonwealth Bank of Australia NY MTN
2.550%, 03/15/2021 (B)	1,750	1,713
Cooperatieve Rabobank UA
2.250%, 01/14/2019 (B)	1,000	999
HSBC Holdings
5.100%, 04/05/2021 (B)	250	260
JPMorgan Chase Bank
1.650%, 09/23/2019 (B)	1,000	989

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kreditanstalt fuer Wiederaufbau
2.500%, 11/20/2024 (B)	$1,500	$1,446
2.375%, 08/25/2021 (B)	1,000	982
2.125%, 03/07/2022 (B)	500	485
2.125%, 06/15/2022 (B)	500	484
2.125%, 01/17/2023 (B)	500	481
1.875%, 11/30/2020 (B)	1,000	978
1.500%, 06/15/2021 (B)	500	481
Kreditanstalt fuer Wiederaufbau MTN
2.750%, 09/08/2020 (B)	1,000	997
Landwirtschaftliche Rentenbank
2.375%, 06/10/2025 (B)	250	238
2.250%, 10/01/2021 (B)	2,000	1,956
2.000%, 01/13/2025 (B)	250	233
1.750%, 04/15/2019 (B)	200	199
1.375%, 10/23/2019 (B)	500	493
Landwirtschaftliche Rentenbank MTN
1.750%, 07/27/2026 (B)	750	675
National Australia Bank
3.000%, 01/20/2023 (B)	200	194
1.875%, 07/12/2021 (B)	750	719
Oesterreichische Kontrollbank
2.375%, 10/01/2021 (B)	500	490
1.875%, 01/20/2021 (B)	1,750	1,706
1.750%, 01/24/2020 (B)	1,500	1,478
1.625%, 03/12/2019 (B)	1,000	996
1.500%, 10/21/2020 (B)	750	728
Royal Bank of Canada MTN
1.500%, 07/29/2019 (B)	1,000	990
Svenska Handelsbanken
2.500%, 01/25/2019 (B)	200	200
Svenska Handelsbanken MTN
2.450%, 03/30/2021 (B)	1,000	978
Toronto-Dominion Bank MTN
2.125%, 04/07/2021 (B)	500	486
US Bank
2.125%, 10/28/2019 (B)	400	397
Wells Fargo Bank
1.750%, 05/24/2019 (B)	1,000	994
Wells Fargo Bank MTN
2.150%, 12/06/2019 (B)	500	495
Westpac Banking
4.875%, 11/19/2019 (B)	200	204
2.600%, 11/23/2020 (B)	1,000	986
2.000%, 08/19/2021 (B)	750	721

		34,221

Health Care — 0.1%
Johns Hopkins University
5.250%, 07/01/2019 (B)	18	18
Johnson & Johnson
5.950%, 08/15/2037 (B)	300	377

SEI Institutional Managed Trust / Annual Report / September 30, 2018	235

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 12/05/2023 (B)	$500	$505
2.450%, 03/01/2026 (B)	1,000	935
Novartis Securities Investment
5.125%, 02/10/2019 (B)	150	152
Sanofi
4.000%, 03/29/2021 (B)	150	153

		2,140

Industrials — 0.0%
3M MTN
5.700%, 03/15/2037 (B)	150	181
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035 (B)	750	706

		887

Information Technology — 0.2%
Apple Inc
3.250%, 02/23/2026 (B)	1,000	978
2.850%, 02/23/2023 (B)	1,000	984
2.500%, 02/09/2022 (B)	500	489
2.400%, 05/03/2023 (B)	250	240
Automatic Data Processing
2.250%, 09/15/2020 (B)	500	494
Microsoft
3.700%, 08/08/2046 (B)	500	478
3.300%, 02/06/2027 (B)	1,000	981
2.125%, 11/15/2022 (B)	500	481

		5,125

Utilities — 0.1%
Duke Energy Carolinas LLC
2.950%, 12/01/2026 (B)	1,000	949
Florida Power & Light
3.125%, 12/01/2025 (B)	1,000	971
Southern California Gas
5.125%, 11/15/2040 (B)	150	167

		2,087

Total Corporate Obligations (Cost $53,717) ($ Thousands)		52,172

	Shares

EXCHANGE TRADED FUND — 1.2%
iShares iBoxx Investment Grade Corporate Bond Fund	295,904	34,008

Total Exchange Traded Fund (Cost $34,265) ($ Thousands)		34,008

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.0%

Germany — 0.0%

Consumer Discretionary — 0.0%
Porsche Automobil Holding SE, 0.000%	342	$23
Volkswagen AG, 1.230%	220	39

		62

Consumer Staples — 0.0%
Henkel AG & Co KGaA, 0.000%	1,296	152

Health Care — 0.0%
Sartorius AG, 0.570%	1,509	245

Materials — 0.0%
FUCHS PETROLUB SE, 0.000%	1,520	85

Total Preferred Stock (Cost $491) ($ Thousands)		544

Total Investments in Securities — 77.6% (Cost $2,196,189) ($ Thousands)		$2,238,104

236	SEI Institutional Managed Trust / Annual Report / September 30, 2018

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)
Amsterdam Index	36	Oct-2018	$4,565	$4,595	$64
Australian 10-Year Bond	2,145	Dec-2018	198,751	199,982	(1,342)
CAC40 10 Euro Index	223	Oct-2018	14,182	14,219	146
Canadian 10-Year Bond	1,921	Dec-2018	198,446	197,093	(2,532)
10-Year USD Interest Rate Swap	907	Dec-2018	90,284	89,396	(888)
5-Year USD Interest Rate Swap	124	Dec-2018	12,252	12,195	(57)
DAX Index	31	Dec-2018	11,060	11,019	44
DJ Euro Stoxx 50 Index	968	Dec-2018	37,781	38,081	560
Euro-Bobl	780	Dec-2018	119,325	118,410	(815)
Euro-BTP	515	Dec-2018	72,387	74,077	1,815
Euro-Bund	2,729	Dec-2018	510,070	503,319	(5,558)
Euro-Buxl 30 Year Bond	139	Dec-2018	28,642	28,144	(471)
FTSE 100 Index	451	Dec-2018	43,305	44,030	1,093
FTSE MIB	48	Dec-2018	5,956	5,765	(145)
FTSE/JSE Top 40 Index	248	Dec-2018	8,439	8,783	(88)
Hang Seng Index	21	Oct-2018	3,714	3,741	32
H-Shares Index	175	Oct-2018	12,291	12,372	102
IBEX 35 Plus Index	7	Oct-2018	772	762	(5)
Japanese 10-Year Bond	164	Dec-2018	222,292	216,708	(323)
Japanese 10-Year Bond E-MINI	1,457	Dec-2018	197,116	192,514	(328)
KOSPI 200 Index	6	Dec-2018	398	408	5
Long Gilt 10-Year Bond	1,317	Dec-2018	207,585	207,707	(2,041)
MSCI Emerging Markets EMINI	1,409	Dec-2018	72,003	73,951	1,948
OMX Index	31	Oct-2018	568	579	11
Russell 2000 Index E-MINI	2,127	Dec-2018	182,048	180,880	(1,168)
S&P 500 Index E-MINI	3,618	Dec-2018	525,676	528,047	2,371
S&P Mid Cap 400 Index E-MINI	252	Dec-2018	51,523	51,035	(488)
S&P TSX 60 Index	177	Dec-2018	25,758	26,026	82
SPI 200 Index	211	Dec-2018	23,469	23,641	132
SPI 200 Index	10	Dec-2018	1,111	1,120	1
Taiwan Index	104	Oct-2018	4,265	4,270	5
TOPIX Index	563	Dec-2018	84,913	90,087	6,897
U.S. 10-Year Treasury Note	6,179	Dec-2018	742,757	733,949	(8,808)
U.S. 2-Year Treasury Note	119	Dec-2018	25,142	25,077	(65)
U.S. Long Treasury Bond	485	Dec-2018	69,995	68,142	(1,853)
Brent Crude**	784	Nov-2018	60,940	64,476	3,536
Coffee**	236	Dec-2018	9,431	9,067	(364)
Copper**	105	Dec-2018	7,245	7,363	118
Corn**	1,473	Dec-2018	27,846	26,238	(1,608)
Corn**	25	Mar-2019	494	460	(34)
Cotton No. 2**	325	Dec-2018	13,385	12,410	(975)
Crude Oil**	1,048	Nov-2018	72,243	76,567	4,324
Dow Jones-UBS Commodity Index**	1,160	Dec-2018	9,562	9,883	321
S&P - Goldman Sachs Commodity Index**	459	Oct-2018	53,349	55,791	2,442
Feeder Cattle**	53	Jan-2019	4,028	4,098	70
Feeder Cattle**	31	Nov-2018	2,347	2,450	103
Gasoil**	343	Dec-2018	23,408	24,739	1,331
Gasoline**	174	Nov-2018	14,414	15,169	755
Gasoline**	79	Oct-2018	6,411	6,920	509
Gold**	241	Dec-2018	28,713	28,828	115
Gold**	191	Dec-2018	23,560	22,847	(713)
ICE Brent Crude**	169	Nov-2018	12,908	13,981	1,073
KC HRW Wheat**	72	Dec-2018	1,946	1,840	(106)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	237

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Continued)

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)
Lean Hogs**	366	Dec-2018	$8,113	$8,480	$367
Live Cattle**	304	Mar-2019	14,845	14,932	87
Live Cattle**	432	Dec-2018	19,659	20,537	878
LME Copper**	173	Dec-2018	26,760	27,085	325
LME Lead**	65	Dec-2018	3,490	3,308	(182)
LME Nickel**	238	Dec-2018	19,602	17,981	(1,621)
LME Primary Aluminum**	266	Dec-2018	13,808	13,802	(6)
LME Primary Aluminum**	164	Dec-2018	8,457	8,509	52
LME Zinc**	172	Dec-2018	10,533	11,275	742
Natural Gas**	623	Nov-2018	18,266	19,257	991
NY Harbor ULSD**	194	Nov-2018	18,321	19,169	848
NYMEX Cocoa**	452	Dec-2018	10,549	9,298	(1,251)
Silver**	350	Dec-2018	26,802	25,746	(1,056)
Soybean**	90	Nov-2018	4,402	3,805	(597)
Soybean**	264	Jan-2019	11,212	11,345	133
Soybean Meal**	360	Dec-2018	12,547	11,124	(1,423)
Soybean Oil**	294	Dec-2018	5,625	5,114	(511)
Soybean Oil**	406	Dec-2018	6,887	7,062	175
Sugar No.11**	910	Mar-2019	11,933	11,415	(518)
Wheat**	314	Dec-2018	8,749	7,991	(758)
Wheat**	139	Mar-2019	3,919	3,664	(255)

			$4,445,550	$4,434,150	$(4,350)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	11/29/18	GBP	73,929	USD	97,564	$913
BNP Paribas	10/30/18	AUD	13,100	USD	9,501	22
Brown Brothers Harriman	10/30/18	CAD	82	USD	63	—
Citigroup	12/19/18	USD	19	CAD	24	—
Citigroup	12/19/18	USD	2	CAD	2	—
Citigroup	12/19/18	CAD	26	USD	20	—
Citigroup	12/19/18	CHF	432	USD	449	3
Citigroup	12/19/18	CHF	86	USD	89	—
Citigroup	12/19/18	BRL	560	USD	134	(5)
Citigroup	12/19/18	USD	611	HKD	4,787	1
Citigroup	12/19/18	PLN	840	USD	226	(2)
Citigroup	12/19/18	USD	2,818	GBP	2,172	25
Citigroup	12/19/18	USD	259	GBP	197	—
Citigroup	12/19/18	USD	839	EUR	719	2
Citigroup	12/19/18	USD	2,810	EUR	2,383	(23)
Citigroup	12/19/18	HKD	4,586	USD	588	1
Citigroup	12/19/18	HKD	1,581	USD	202	—
Citigroup	12/19/18	USD	6,204	CNH	42,720	(16)
Citigroup	12/19/18	USD	7,839	INR	563,240	(172)
Citigroup	12/19/18	USD	7,060	HUF	1,961,800	36
Citigroup	12/19/18	USD	3,875	HUF	1,063,240	(29)
Citigroup	12/19/18	USD	11,128	ZAR	161,360	156
Citigroup	12/19/18	INR	12,360	USD	168	—
Citigroup	12/19/18	USD	15,455	BRL	64,400	572
Citigroup	12/19/18	USD	848	BRL	3,400	(2)

238	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/19/18	ZAR	20,200	USD	1,376	$(36)
Citigroup	12/19/18	USD	7,563	PLN	27,960	40
Citigroup	12/19/18	USD	15,417	PLN	56,400	(80)
Citigroup	12/19/18	USD	14,143	KRW	15,746,563	76
Citigroup	12/19/18	USD	8,880	KRW	9,819,426	(13)
Citigroup	12/19/18	GBP	24,190	USD	31,381	(282)
Citigroup	12/19/18	USD	28,486	MXN	552,640	699
Citigroup	12/19/18	EUR	64,346	USD	75,679	427
Citigroup	12/19/18	EUR	41,231	USD	48,105	(115)
JPMorgan Chase Bank	12/19/18	USD	28	CAD	37	1
JPMorgan Chase Bank	12/19/18	USD	2	CAD	3	—
JPMorgan Chase Bank	12/19/18	CAD	40	USD	30	—
JPMorgan Chase Bank	12/19/18	CHF	648	USD	673	4
JPMorgan Chase Bank	12/19/18	CHF	129	USD	133	(1)
JPMorgan Chase Bank	12/19/18	BRL	840	USD	201	(8)
JPMorgan Chase Bank	12/19/18	USD	917	HKD	7,181	2
JPMorgan Chase Bank	12/19/18	PLN	1,260	USD	339	(4)
JPMorgan Chase Bank	12/19/18	USD	4,227	GBP	3,259	38
JPMorgan Chase Bank	12/19/18	USD	389	GBP	296	(1)
JPMorgan Chase Bank	12/19/18	USD	1,258	EUR	1,079	4
JPMorgan Chase Bank	12/19/18	USD	4,215	EUR	3,575	(34)
JPMorgan Chase Bank	12/19/18	HKD	6,878	USD	881	1
JPMorgan Chase Bank	12/19/18	HKD	2,372	USD	303	(1)
JPMorgan Chase Bank	12/19/18	USD	9,306	CNH	64,080	(23)
JPMorgan Chase Bank	12/19/18	USD	11,759	INR	844,860	(259)
JPMorgan Chase Bank	12/19/18	USD	10,590	HUF	2,942,700	55
JPMorgan Chase Bank	12/19/18	USD	5,813	HUF	1,594,860	(44)
JPMorgan Chase Bank	12/19/18	USD	16,688	ZAR	242,040	237
JPMorgan Chase Bank	12/19/18	INR	18,540	USD	252	—
JPMorgan Chase Bank	12/19/18	USD	23,183	BRL	96,600	859
JPMorgan Chase Bank	12/19/18	USD	1,272	BRL	5,100	(2)
JPMorgan Chase Bank	12/19/18	ZAR	30,300	USD	2,060	(59)
JPMorgan Chase Bank	12/19/18	USD	11,345	PLN	41,940	60
JPMorgan Chase Bank	12/19/18	USD	23,125	PLN	84,600	(119)
JPMorgan Chase Bank	12/19/18	USD	21,214	KRW	23,619,844	115
JPMorgan Chase Bank	12/19/18	USD	13,320	KRW	14,729,138	(19)
JPMorgan Chase Bank	12/19/18	GBP	36,284	USD	47,071	(423)
JPMorgan Chase Bank	12/19/18	USD	42,733	MXN	828,960	1,045
JPMorgan Chase Bank	12/19/18	EUR	96,519	USD	113,519	642
JPMorgan Chase Bank	12/19/18	EUR	61,847	USD	72,157	(172)
State Street	10/30/18	CHF	6,200	USD	6,444	77
State Street	10/30/18	GBP	7,100	USD	9,376	108
State Street	10/30/18	CAD	13,500	USD	10,433	(20)
State Street	10/30/18	HKD	51,500	USD	6,593	7
State Street	10/30/18	HKD	1,642	USD	210	—
State Street	10/30/18 - 11/29/18	EUR	138,625	USD	162,942	1,260
State Street	10/30/18	EUR	162	USD	189	—
State Street	10/30/18	JPY	1,951,600	USD	17,320	97

						$5,621

SEI Institutional Managed Trust / Annual Report / September 30, 2018	239

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Accumulation Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2018 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	Bovespa Index	Negative Price Return	Positive Price Return	At Maturity	10/17/2018	BRL	13,551	$13,582	$0	$261
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2018	USD	8,086	8,089	0	3
JPMorgan Chase	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2018	USD	17,059	17,040	0	(19)
Bank of America	H-Shares Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2018	HKD	32,110	32,662	0	605
JPMorgan Chase	H-Shares Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2018	HKD	25,176	25,592	0	458
Bank of America	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2018	HKD	10,904	11,044	0	158
JPMorgan Chase	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2018	HKD	8,282	8,372	0	103
Bank of America	KOSPI Index	Negative Price Return	Positive Price Return	At Maturity	12/13/2018	KRW	6,637	6,865	0	141
JPMorgan Chase	KOSPI Index	Negative Price Return	Positive Price Return	At Maturity	12/13/2018	KRW	17,978	18,761	0	470
Bank of America	Swiss Market	Negative Price Return	Positive Price Return	At Maturity	12/21/2018	CHF	19,186	19,212	0	314
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/17/2018	TWD	6,274	6,387	0	66
Citigroup	Coffee**	Negative Price Return	Positive Price Return	At Maturity	12/20/2018	USD	112	115	0	3
Citigroup	Corn**	Negative Price Return	Positive Price Return	At Maturity	12/20/2018	USD	899	891	0	(8)
Merrill Lynch	Cotton No. 2**	Negative Price Return	Positive Price Return	At Maturity	12/06/2018	USD	438	420	0	(18)
Merrill Lynch	Lean Hogs**	Negative Price Return	Positive Price Return	At Maturity	12/14/2018	USD	21	23	0	2
Citigroup	NYMEX Cocoa**	Negative Price Return	Positive Price Return	At Maturity	12/28/2018	USD	88	82	0	(6)
Citigroup	Soybean**	Negative Price Return	Positive Price Return	At Maturity	01/14/2019	USD	15,734	15,729	0	(5)
Merrill Lynch	Sugar No. 11**	Negative Price Return	Positive Price Return	At Maturity	03/01/2019	USD	105	100	0	(5)

								$184,966	$0	$2,523

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
3-Month USD - LIBOR	2.75%	Semi-Annual	12/19/2020	USD	$332,785	$(2,057)	$(1,287)	$(770)
3-Month USD - LIBOR	2.75%	Semi-Annual	12/19/2023	USD	118,476	(732)	(1,267)	535

						$(2,789)	$(2,554)	$(235)

Percentages are based on Net Assets of $2,883,436 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
**	Futures and swaps contracts held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2018.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2018.
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $19,302 ($ Thousands), representing 0.7% of the Net Assets of the Fund.
(E)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt
AUD — Australian Dollar

BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
CNH — Chinese Yuan Offshore
DAX — German Stock Index
DJ — Dow Jones
EUR — Euro
FTSE — Financial Times and Stock Exchange
GBP — British Pound Sterling
HKD — Hong Kong Dollar
HUF — Hungarian Forint
INR — Indian Rupee
JPY — Japanese Yen
JSE — Johannesburg Stock Exchange
KOSPI — Korea Composite Stock Price Index
KRW — Korean Won
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company

240	SEI Institutional Managed Trust / Annual Report / September 30, 2018

LME — London Metal Exchange

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NYMEX — New York Mercantile Exchange

OTC — Over the Counter

PLC — Public Limited Company

PLN — Polish Zloty

S&P — Standard & Poor’s

Ser — Series

SPI — Share Price Index

TSX —Toronto Stock Exchange

ULC — Unlimited Liability Company

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
U.S. Treasury Obligations	$—	$1,419,014	$—	$1,419,014
Sovereign Debt	—	494,491	—	494,491
Foreign Common Stock	125,323	—	—	125,323
Common Stock	112,552	—	—	112,552
Corporate Obligations	—	52,172	—	52,172
Exchange Traded Fund	34,008	—	—	34,008
Preferred Stock	544	—	—	544

Total Investments in Securities	$272,427	$1,965,677	$—	$2,238,104

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$34,603	$—	$—	$34,603
Unrealized Depreciation	(38,953)	—	—	(38,953)
Forwards Contracts *
Unrealized Appreciation	—	7,585	—	7,585
Unrealized Depreciation	—	(1,964)	—	(1,964)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	2,584	—	2,584
Unrealized Depreciation	—	(61)	—	(61)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	535	—	535
Unrealized Depreciation	—	(770)	—	(770)

Total Other Financial Instruments	$(4,350)	$7,909	$—	$3,559

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	241

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 38.7%

Communication Services — 3.6%
21st Century Fox America
4.950%, 10/15/2045	$250	$277
AT&T
4.250%, 03/01/2027	900	888
4.125%, 02/17/2026	400	395
3.600%, 02/17/2023	1,300	1,292
Charter Communications Operating
5.375%, 04/01/2038	250	243
4.908%, 07/23/2025	2,175	2,208
4.464%, 07/23/2022	1,300	1,322
4.200%, 03/15/2028	1,000	957
Cogent Communications Group
5.375%, 03/01/2022 (A)	550	558
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024	200	205
Digicel
6.000%, 04/15/2021	400	371
Digicel Group
8.250%, 09/30/2020 (A)	540	412
6.750%, 03/01/2023 (A)	320	267
Frontier Communications
8.500%, 04/01/2026 (A)	1,300	1,228
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	650	688
Mauritius Investment
6.500%, 10/13/2026 (A)	320	313
Millicom International Cellular
5.125%, 01/15/2028 (A)	280	258

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sirius XM Radio
5.375%, 04/15/2025 (A)		$400	$401
4.625%, 05/15/2023 (A)		250	248
SoftBank Group
3.125%, 09/19/2025	EUR	220	244
Sprint
7.875%, 09/15/2023		$950	1,025
7.625%, 03/01/2026		1,810	1,916
7.250%, 09/15/2021		1,850	1,957
Sprint Capital
8.750%, 03/15/2032		650	731
Sprint Communications
11.500%, 11/15/2021		650	762
7.000%, 03/01/2020 (A)		600	622
7.000%, 08/15/2020		500	523
Telecom Italia
5.303%, 05/30/2024 (A)		3,440	3,350
Telecom Italia Capital
7.200%, 07/18/2036		70	73
6.000%, 09/30/2034		500	476
Telefonica Europe BV
5.875%, VAR EUR Swap Annual 10 Yr+4.301%, 03/31/2049	EUR	800	1,025
T-Mobile USA
4.750%, 02/01/2028		$570	536
4.500%, 02/01/2026		600	573
Verizon Communications
4.329%, 09/21/2028		2,646	2,660
3.500%, 11/01/2024		625	616
3.376%, 02/15/2025		1,400	1,359
Vodafone Group
5.250%, 05/30/2048		500	502
3.750%, 01/16/2024		800	791
Wind Tre
5.000%, 01/20/2026 (A)		340	296
2.625%, 01/20/2023 (A)	EUR	1,300	1,423
Windstream Services
8.750%, 12/15/2024 (A)		$705	367
8.625%, 10/31/2025 (A)		1,055	1,013
7.750%, 10/15/2020		546	398

			35,769

Consumer Discretionary — 4.8%
Altice
7.750%, 05/15/2022 (A)		730	709
Altice Financing
7.500%, 05/15/2026 (A)		5,250	5,119
Altice France
8.125%, 02/01/2027 (A)		1,000	1,030
7.375%, 05/01/2026 (A)		1,700	1,700
Amazon.com
5.200%, 12/03/2025		1,900	2,087

242	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.150%, 08/22/2027		$2,025	$1,940
AMC Entertainment Holdings
5.750%, 06/15/2025		1,000	958
AMC Networks
5.000%, 04/01/2024		400	394
Ashtead Capital
5.250%, 08/01/2026 (A)		200	202
Cablevision
6.500%, 06/15/2021 (A)		150	148
CalAtlantic Group
5.250%, 06/01/2026		330	330
Carriage Services
6.625%, 06/01/2026 (A)		510	521
CCO Holdings
5.750%, 02/15/2026 (A)		675	677
5.000%, 02/01/2028 (A)		1,430	1,344
CSC Holdings
6.625%, 10/15/2025 (A)		640	674
DISH DBS
7.750%, 07/01/2026		2,600	2,453
6.750%, 06/01/2021		1,850	1,889
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 02/15/2023 (A)		20	20
EC Finance
2.375%, 11/15/2022 (A)	EUR	150	174
Europcar Groupe
4.125%, 11/15/2024 (A)		650	749
Ford Motor Credit
5.875%, 08/02/2021		$350	366
Hanesbrands
4.875%, 05/15/2026 (A)		1,490	1,425
Hilton Worldwide Finance
4.875%, 04/01/2027		1,090	1,074
4.625%, 04/01/2025		90	88
IHO Verwaltungs GmbH
4.750% cash/0% PIK, 09/15/2026 (A)		510	481
Jack Ohio Finance
10.250%, 11/15/2022 (A)		490	539
Jaguar Land Rover Automotive
4.500%, 10/01/2027 (A)		770	631
L Brands
6.875%, 11/01/2035		150	127
5.250%, 02/01/2028		920	791
Lennar
4.750%, 11/29/2027		570	547
Meredith
6.875%, 02/01/2026 (A)		825	846
Myriad International Holdings BV
4.850%, 07/06/2027 (A)		1,140	1,120
NCL
4.750%, 12/15/2021 (A)		830	835

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nexstar Broadcasting
5.625%, 08/01/2024 (A)		$1,150	$1,126
Sands China
5.125%, 08/08/2025 (A)		700	698
Scientific Games International
10.000%, 12/01/2022		1,260	1,334
5.000%, 10/15/2025 (A)		1,550	1,473
Silversea Cruise Finance
7.250%, 02/01/2025 (A)		600	652
Speedway Motorsports
5.125%, 02/01/2023		60	60
Starbucks
3.800%, 08/15/2025		875	869
Univision Communications
5.125%, 05/15/2023 (A)		3,200	3,056
UPC Holding BV
5.500%, 01/15/2028 (A)		530	503
Urban One
7.375%, 04/15/2022 (A)		840	832
Viking Cruises
5.875%, 09/15/2027 (A)		1,260	1,230
Virgin Media Secured Finance
5.000%, 04/15/2027	GBP	800	1,038
VOC Escrow
5.000%, 02/15/2028 (A)		$1,970	1,893
ZF North America Capital
4.750%, 04/29/2025 (A)		440	440

			47,192

Consumer Staples — 1.8%
Anheuser-Busch InBev Finance
3.650%, 02/01/2026		3,450	3,352
3.300%, 02/01/2023		2,475	2,447
Ashtead Capital
4.375%, 08/15/2027 (A)		450	428
Cargill
3.250%, 03/01/2023 (A)		525	518
Central American Bottling
5.750%, 01/31/2027 (A)		180	178
Cott Holdings
5.500%, 04/01/2025 (A)		500	488
CVS Health
4.780%, 03/25/2038		1,700	1,692
4.300%, 03/25/2028		230	228
4.100%, 03/25/2025		2,750	2,743
3.875%, 07/20/2025		2,307	2,273
Kraft Heinz Foods
5.000%, 07/15/2035		300	297
3.500%, 07/15/2022		350	347
Lamb Weston Holdings
4.875%, 11/01/2026 (A)		720	706

SEI Institutional Managed Trust / Annual Report / September 30, 2018	243

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lindley
4.625%, 04/12/2023	$190	$192
Nestle Holdings
3.350%, 09/24/2023 (A)	550	549
Post Holdings
5.625%, 01/15/2028 (A)	800	770
Reynolds American
4.450%, 06/12/2025	375	378
Walmart
3.700%, 06/26/2028	450	450

		18,036

Energy — 7.0%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047 (A)	1,330	1,295
Anadarko Petroleum
6.600%, 03/15/2046	500	588
5.550%, 03/15/2026	300	318
3.450%, 07/15/2024	625	602
Antero Resources
5.125%, 12/01/2022	1,050	1,066
Apache
4.250%, 01/15/2044	300	266
Berry Petroleum
7.000%, 02/15/2026 (A)	440	455
Blue Racer Midstream
6.625%, 07/15/2026 (A)	480	489
BP Capital Markets
3.224%, 04/14/2024	1,025	1,002
2.112%, 09/16/2021	350	338
Canadian Natural Resources
3.850%, 06/01/2027	600	584
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	250	274
5.125%, 06/30/2027	2,000	2,007
Cheniere Energy Partners
5.250%, 10/01/2025	635	636
Chesapeake Energy
8.000%, 12/15/2022 (A)	410	429
8.000%, 01/15/2025	750	773
8.000%, 06/15/2027	580	592
6.125%, 02/15/2021	370	379
Concho Resources
4.300%, 08/15/2028	425	423
Continental Resources
4.900%, 06/01/2044	350	345
4.500%, 04/15/2023	500	509
Covey Park Energy
7.500%, 05/15/2025 (A)	1,020	1,034
DCP Midstream Operating
6.750%, 09/15/2037 (A)	450	482
4.950%, 04/01/2022	1,000	1,015

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Devon Energy
5.850%, 12/15/2025	$800	$872
5.000%, 06/15/2045	400	394
3.250%, 05/15/2022	200	196
Diamondback Energy
4.750%, 11/01/2024 (A)	1,390	1,392
Endeavor Energy Resources
5.500%, 01/30/2026 (A)	400	400
Energy Transfer Partners
4.200%, 09/15/2023	3,225	3,251
Enterprise Products Operating
3.750%, 02/15/2025	500	499
3.700%, 02/15/2026	300	296
EP Energy
9.375%, 05/01/2024 (A)	340	281
8.000%, 02/15/2025 (A)	520	398
6.375%, 06/15/2023	360	240
Equities Midstream Partners
4.750%, 07/15/2023	1,474	1,496
Extraction Oil & Gas
7.375%, 05/15/2024 (A)	90	89
5.625%, 02/01/2026 (A)	930	823
Gazprom OAO Via Gaz Capital
4.950%, 03/23/2027 (A)	800	765
Gazprom OAO Via Gaz Capital MTN
7.288%, 08/16/2037	300	334
Genesis Energy
6.000%, 05/15/2023	640	631
GNL Quintero
4.634%, 07/31/2029	400	394
Greenko Dutch BV
4.875%, 07/24/2022 (A)	370	352
Gulfport Energy
6.375%, 05/15/2025	1,800	1,764
Halliburton
3.800%, 11/15/2025	900	892
Hindustan Petroleum
4.000%, 07/12/2027	270	245
KazMunayGas National JSC
4.750%, 04/19/2027 (A)	1,100	1,102
KazTransGas JSC
4.375%, 09/26/2027 (A)	1,190	1,132
Lukoil International Finance BV
4.750%, 11/02/2026	200	198
4.563%, 04/24/2023	220	218
Marathon Petroleum
3.625%, 09/15/2024	350	345
MEG Energy
7.000%, 03/31/2024 (A)	1,870	1,706
6.500%, 01/15/2025 (A)	290	287
MPLX
4.000%, 03/15/2028	950	914

244	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Neerg Energy
6.000%, 02/13/2022 (A)		$400	$382
NGPL PipeCo
7.768%, 12/15/2037 (A)		540	662
Noble Holding International
6.050%, 03/01/2041		900	690
ONEOK
4.550%, 07/15/2028		625	628
Petrobras Global Finance BV
5.750%, 02/01/2029		530	473
5.299%, 01/27/2025		3,160	2,952
Petroleos de Venezuela
6.000%, 10/28/2022 (B)(C)		8,860	1,584
6.000%, 05/16/2024 (B)(C)		3,790	829
6.000%, 11/15/2026 (B)(C)		1,110	239
5.500%, 04/12/2037 (B)(C)		130	28
5.375%, 04/12/2027 (B)(C)		2,570	556
Petroleos Mexicanos
6.500%, 03/13/2027		790	807
6.375%, 01/23/2045		30	28
6.350%, 02/12/2048 (A)		64	58
Petroleos Mexicanos MTN
6.875%, 08/04/2026		700	738
6.750%, 09/21/2047		340	324
5.125%, 03/15/2023	EUR	1,040	1,336
4.875%, 02/21/2028		100	122
Phillips 66
3.900%, 03/15/2028		$650	641
Plains All American Pipeline
4.500%, 12/15/2026		400	400
3.650%, 06/01/2022		1,700	1,679
3.600%, 11/01/2024		175	168
QEP Resources
5.625%, 03/01/2026		1,300	1,243
Range Resources
5.000%, 03/15/2023		550	539
Reliance Industries
3.667%, 11/30/2027 (A)		490	450
Rockies Express Pipeline
7.500%, 07/15/2038 (A)		840	1,000
Sabine Pass Liquefaction
6.250%, 03/15/2022		700	753
5.625%, 03/01/2025		800	853
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)		620	639
SM Energy
6.750%, 09/15/2026		200	208
5.000%, 01/15/2024		775	754
Targa Resources Partners
5.250%, 05/01/2023		1,570	1,588
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)		1,250	1,200

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Trinidad Drilling
6.625%, 02/15/2025 (A)		$200	$198
Weatherford International
6.500%, 08/01/2036		150	113
Western Gas Partners
4.000%, 07/01/2022		200	199
Whiting Petroleum
5.750%, 03/15/2021		100	103
Williams
8.750%, 03/15/2032		3,220	4,291
Williams Partners
3.600%, 03/15/2022		1,700	1,689
WPX Energy
8.250%, 08/01/2023		300	340
5.750%, 06/01/2026		380	385

			69,676

Financials — 8.7%
ABN AMRO Bank
4.750%, 07/28/2025 (A)		250	251
AIA Group
3.900%, 04/06/2028 (A)		475	466
AIA Group MTN
3.200%, 03/11/2025 (A)		425	404
American International Group
4.200%, 04/01/2028		275	272
3.900%, 04/01/2026		325	318
Arch Capital Finance
4.011%, 12/15/2026		1,025	1,012
ASP AMC
8.000%, 05/15/2025 (A)		990	752
AXA
6.463%, VAR ICE LIBOR USD 3 Month+1.449%, 12/29/2049 (A)		1,900	1,881
Banco de Bogota
6.250%, 05/12/2026 (A)		580	604
Banco de Sabadell
6.500%, VAR EUR Swap Annual 5 Yr+6.414%, 08/18/2166	EUR	800	937
Banco do Brasil
9.000%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+6.362%, 06/29/2049		$200	196
Banco Mercantil del Norte
7.625%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.353%, 12/31/2049 (A)		540	545
Banco Regional SAECA
8.125%, 01/24/2019		290	290
Banco Santander
4.250%, 04/11/2027		400	378

SEI Institutional Managed Trust / Annual Report / September 30, 2018	245

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.457%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	$600	$601
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.950%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.995%, 10/01/2028 (A)	270	274
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%, 12/31/2049	450	486
6.250%, VAR ICE LIBOR USD 3 Month+3.705%, 09/29/2049	150	158
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	515	483
Bank of America MTN
4.000%, 04/01/2024	552	557
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	1,525	1,484
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	750	715
3.248%, 10/21/2027	1,000	928
2.816%, VAR ICE LIBOR USD 3 Month+0.930%, 07/21/2023	1,800	1,740
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Year Curr+4.842%, 09/15/2023	370	371
7.625%, 11/21/2022	350	379
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	500	492
Barclays Bank PLC
5.125%, 01/08/2020	2,275	2,323
BBVA Bancomer
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.650%, 01/18/2033 (A)	210	191
BNP Paribas
7.375%, VAR USD Swap Semi 30/360 5 Year Curr+5.150%, 02/19/2167 (A)	400	420
3.375%, 01/09/2025 (A)	1,000	947
BNP Paribas MTN
3.500%, 03/01/2023 (A)	300	293
BPCE
4.625%, 09/12/2028 (A)	500	493
4.000%, 09/12/2023 (A)	950	937
BPCE MTN
2.250%, 01/27/2020	925	913
China Evergrande Group
8.250%, 03/23/2022	400	396
CIT Group
6.125%, 03/09/2028	195	204
5.250%, 03/07/2025	185	188

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citigroup
6.250%, VAR ICE LIBOR USD 3 Month+4.517%, 12/29/2049		$3,289	$3,433
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049		124	125
5.950%, VAR ICE LIBOR USD 3 Month+4.095%, 12/29/2049		700	721
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/31/2049		675	690
4.400%, 06/10/2025		300	300
4.125%, 07/25/2028		650	628
3.700%, 01/12/2026		825	800
Citigroup Global Markets Holdings MTN
19.170%, 11/01/2018 (A)(D)	EGP	78,000	4,227
Cooperatieve Rabobank UA
5.250%, 08/04/2045		$500	525
Country Garden Holdings
7.250%, 04/04/2021		500	503
Credit Agricole
8.125%, VAR USD Swap Semi 30/360 5 Year Curr+6.185%, 12/31/2049 (A)		250	275
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.416%, 10/05/2027		470	372
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.600%, 01/17/2167 (A)		410	422
7.250%, VAR USD Swap Semi 30/360 5 Year Curr+4.332%, 03/12/2167 (A)		200	201
6.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.455%, 12/31/2049 (A)		200	197
3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/2029 (A)		600	564
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026		802	806
CTR Partnership
5.250%, 06/01/2025		280	273
Deutsche Bank
4.500%, 04/01/2025		950	892
Deutsche Bank NY
4.875%, VAR USD ICE Swap 11:00 NY 5 Yr+2.553%, 12/01/2032		1,200	1,066
Financial & Risk US Holdings
8.250%, 11/15/2026 (A)		750	745
6.250%, 05/15/2026 (A)		750	753
Goldman Sachs Group
5.150%, 05/22/2045		700	714
HSBC Holdings
6.500%, VAR USD ICE Swap 11:00 NY 5 Yr+3.606%, 09/23/2166		500	482
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029		340	340
4.250%, 08/18/2025		500	491

246	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Huarong Finance II MTN
5.000%, 11/19/2025	$210	$206
Hunt
6.250%, 02/15/2026 (A)	450	420
ICICI Bank
5.750%, 11/16/2020	420	434
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	3,080	2,802
5.017%, 06/26/2024 (A)	500	451
Itau CorpBanca
3.875%, 09/22/2019	1,000	1,002
JPMorgan Chase
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/31/2049	800	818
5.000%, VAR ICE LIBOR USD 3 Month+3.320%, 12/29/2049	900	907
3.782%, VAR ICE LIBOR USD 3 Month+1.337%, 02/01/2028	2,850	2,774
3.625%, 12/01/2027	520	490
2.972%, 01/15/2023	1,500	1,461
Lloyds Banking Group
4.650%, 03/24/2026	1,000	983
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	1,100	1,128
Mitsubishi UFJ Trust & Banking
2.650%, 10/19/2020 (A)	1,075	1,058
Morgan Stanley
5.550%, VAR ICE LIBOR USD 3 Month+3.810%, 12/29/2049	1,050	1,078
3.625%, 01/20/2027	900	864
Morgan Stanley MTN
3.950%, 04/23/2027	1,100	1,056
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	500	480
3.700%, 10/23/2024	2,675	2,634
MPT Operating Partnership
6.375%, 03/01/2024	895	935
Navient MTN
5.500%, 01/15/2019	600	603
PNC Bank
4.050%, 07/26/2028	1,250	1,251
Popular
7.000%, 07/01/2019	700	718
Prudential Financial MTN
3.878%, 03/27/2028	1,100	1,090
Quicken Loans
5.750%, 05/01/2025 (A)	1,740	1,738
Royal Bank of Scotland Group
4.706%,VAR ICE LIBOR USD 3 Month+2.320%, 09/29/2027	1,000	941
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023	700	679

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royal Bank of Scotland Group PLC
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.720%, 12/29/2049	$750	$795
3.875%, 09/12/2023	200	194
Santander UK Group Holdings MTN
4.750%, 09/15/2025 (A)	500	487
Sberbank of Russia Via SB Capital
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.023%, 02/26/2024	600	597
Standard Chartered
4.247%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (A)	1,575	1,575
Sumitomo Mitsui Banking MTN
2.650%, 07/23/2020	350	346
Synchrony Financial
4.500%, 07/23/2025	233	225
TC Ziraat Bankasi MTN
5.125%, 09/29/2023 (A)	200	170
Travelport Corporate Finance
6.000%, 03/15/2026 (A)	290	295
UBS Group
7.000%, VAR USD Swap Semi 30/360 5 Year Curr+4.866%, 12/29/2049	1,250	1,327
UniCredit
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.180%, 04/03/2049	1,050	988
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%, 12/29/2049	2,449	2,576
3.000%, 10/23/2026	1,350	1,253
Wells Fargo Bank
3.550%, 08/14/2023	1,100	1,095
Westpac Banking
5.000%, VAR USD ICE Swap 11:00 NY 5 Yr+2.888%, 09/21/2065	300	267

		86,015

Health Care — 3.3%
AbbVie
3.750%, 11/14/2023	675	672
3.600%, 05/14/2025	900	871
3.375%, 11/14/2021	1,000	999
Allergan Funding SCS
3.800%, 03/15/2025	1,325	1,297
3.450%, 03/15/2022	200	199
Bausch Health
9.250%, 04/01/2026 (A)	1,500	1,618
8.500%, 01/31/2027 (A)	580	609
Bayer US Finance II
4.375%, 12/15/2028	2,475	2,425
4.250%, 12/15/2025	1,175	1,168

SEI Institutional Managed Trust / Annual Report / September 30, 2018	247

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.875%, 12/15/2023	$700	$695
3.500%, 06/25/2021	1,325	1,322
Becton Dickinson
3.363%, 06/06/2024	1,200	1,160
2.894%, 06/06/2022	2,800	2,722
BioScrip
8.875%, 02/15/2021	1,010	957
Centene
6.125%, 02/15/2024	1,440	1,512
Centene Escrow I
5.375%, 06/01/2026 (A)	200	205
DaVita HealthCare Partners
5.125%, 07/15/2024	1,000	965
Elanco Animal Health
4.272%, 08/28/2023	275	276
3.912%, 08/27/2021	725	726
Endo Dac
6.000%, 02/01/2025 (A)	400	345
Gilead Sciences
3.650%, 03/01/2026	825	810
Halfmoon Parent
4.125%, 11/15/2025 (A)	750	748
3.750%, 07/15/2023 (A)	2,050	2,043
HCA
5.875%, 05/01/2023	950	1,002
5.625%, 09/01/2028	1,630	1,638
5.500%, 06/15/2047	1,720	1,744
5.375%, 02/01/2025	340	347
5.000%, 03/15/2024	1,175	1,204
Immucor
11.125%, 02/15/2022 (A)	650	658
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	670	695
Polaris Intermediate
8.500% cash/0% PIK, 12/01/2022 (A)	200	207
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	460	483
Tenet Healthcare
8.125%, 04/01/2022	240	253
7.500%, 01/01/2022 (A)	210	219
Teva Pharmaceutical Finance
2.950%, 12/18/2022	150	139
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 07/21/2023	80	71
2.200%, 07/21/2021	140	132

		33,136

Industrials — 3.3%
AECOM
5.125%, 03/15/2027	950	928

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AerCap Ireland Capital DAC
4.625%, 07/01/2022		$2,800	$2,857
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)		350	364
Avolon Holdings Funding
5.125%, 10/01/2023 (A)		690	697
BlueLine Rental Finance
9.250%, 03/15/2024 (A)		2,850	2,996
Boeing
3.250%, 03/01/2028		425	410
2.600%, 10/30/2025		475	444
Bombardier
7.500%, 03/15/2025 (A)		1,000	1,031
Burlington Northern Santa Fe
3.650%, 09/01/2025		800	804
Cleaver-Brooks
7.875%, 03/01/2023 (A)		460	470
CMA CGM
5.250%, 01/15/2025 (A)	EUR	570	586
DAE Funding
5.000%, 08/01/2024 (A)		$930	910
DP World MTN
5.625%, 09/25/2048 (A)		1,610	1,594
Embraer Netherlands Finance
5.050%, 06/15/2025		67	67
Embraer Netherlands Finance BV
5.400%, 02/01/2027		100	102
Fortune Brands Home & Security
4.000%, 09/21/2023		1,275	1,279
General Electric MTN
6.875%, 01/10/2039		750	937
Hertz
5.875%, 10/15/2020		270	269
JB Poindexter
7.125%, 04/15/2026 (A)		190	197
Lockheed Martin
3.550%, 01/15/2026		825	815
Neovia Logistics Services
8.875%, 08/01/2020 (A)		840	760
Northrop Grumman
3.250%, 01/15/2028		1,950	1,834
2.930%, 01/15/2025		1,000	950
Park Aerospace Holdings
5.250%, 08/15/2022 (A)		950	958
Park-Ohio Industries
6.625%, 04/15/2027		900	923
Prime Security Services Borrower
9.250%, 05/15/2023 (A)		1,010	1,080
RBS Global
4.875%, 12/15/2025 (A)		400	381
Roper Technologies
4.200%, 09/15/2028		625	620

248	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Standard Industries
5.375%, 11/15/2024 (A)	$830	$829
Titan Acquisition
7.750%, 04/15/2026 (A)	1,400	1,215
Union Pacific
4.500%, 09/10/2048	670	683
United Rentals North America
4.875%, 01/15/2028	1,100	1,031
United Technologies
4.125%, 11/16/2028	480	477
3.350%, 08/16/2021	325	324
2.965%, VAR ICE LIBOR USD 3 Month+0.650%, 08/16/2021	325	326
XPO CNW
6.700%, 05/01/2034	2,140	2,178

		32,326

Information Technology — 2.1%
Apple
3.200%, 05/11/2027	1,000	967
2.900%, 09/12/2027	4,450	4,194
Broadcom Corp
3.625%, 01/15/2024	2,925	2,842
CommScope Technologies
5.000%, 03/15/2027 (A)	390	375
Dell International
5.450%, 06/15/2023 (A)	1,250	1,315
EIG Investors
10.875%, 02/01/2024	100	109
First Data
7.000%, 12/01/2023 (A)	1,750	1,822
5.000%, 01/15/2024 (A)	500	503
Fiserv
4.200%, 10/01/2028	500	501
3.800%, 10/01/2023	300	300
Hewlett Packard Enterprise
4.900%, 10/15/2025	600	617
3.500%, 10/05/2021	500	499
3.105%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	925	926
j2 Cloud Services
6.000%, 07/15/2025 (A)	400	411
Match Group
5.000%, 12/15/2027 (A)	880	876
Microsoft
3.300%, 02/06/2027	1,075	1,054
Nokia
3.375%, 06/12/2022	1,000	981
NXP BV
4.625%, 06/15/2022 (A)	1,000	1,009

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oracle
3.250%, 11/15/2027		$1,225	$1,179

			20,480

Materials — 2.6%
ABJA Investment Pte
5.950%, 07/31/2024		200	201
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)		1,220	1,254
Anglo American Capital
4.000%, 09/11/2027 (A)		250	230
Ardagh Packaging Finance
4.750%, 07/15/2027	GBP	700	891
Barrick North America Finance
5.750%, 05/01/2043		$250	277
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.093%, 10/19/2075 (A)		1,750	1,918
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)		960	916
CNAC HK Finbridge
4.125%, 07/19/2027		200	189
First Quantum Minerals
7.250%, 04/01/2023 (A)		300	287
7.000%, 02/15/2021 (A)		1,310	1,295
Freeport-McMoRan
5.450%, 03/15/2043		2,760	2,512
Glencore Funding
4.000%, 04/16/2025 (A)		750	720
4.000%, 03/27/2027 (A)		1,275	1,197
Hudbay Minerals
7.625%, 01/15/2025 (A)		760	785
Metinvest BV
9.373% cash/0% PIK, 12/31/2021		6	6
7.750%, 04/23/2023 (A)		375	360
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)		570	583
Pactiv
8.375%, 04/15/2027		940	1,015
Phosagro OAO Via Phosagro Bond Funding DAC
3.949%, 04/24/2023 (A)		550	518
Samarco Mineracao
5.750%, 10/24/2023 (B)(C)		200	141
SASOL Financing USA
5.875%, 03/27/2024		1,080	1,100
Sherwin-Williams
3.450%, 08/01/2025		875	836
3.450%, 06/01/2027		975	928
Sociedad Quimica y Minera de Chile
4.375%, 01/28/2025		220	218

SEI Institutional Managed Trust / Annual Report / September 30, 2018	249

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Starfruit Finco BV
8.000%, 10/01/2026 (A)		$650	$660
Suzano Austria GmbH
6.000%, 01/15/2029 (A)		1,130	1,134
Syngenta Finance MTN
1.250%, 09/10/2027	EUR	200	203
Vale Overseas
6.250%, 08/10/2026		$1,050	1,151
Valvoline
5.500%, 07/15/2024		2,000	2,005
4.375%, 08/15/2025		500	465
Yamana
4.950%, 07/15/2024		1,837	1,811

			25,806

Real Estate — 0.4%
American Tower
5.000%, 02/15/2024		1,000	1,046
3.300%, 02/15/2021		350	348
Duke Realty
4.000%, 09/15/2028		400	394
GLP Capital
5.750%, 06/01/2028		190	195
5.375%, 04/15/2026		40	41
iStar
4.625%, 09/15/2020		530	529
MPT Operating Partnership
5.000%, 10/15/2027		710	684
VEREIT Operating Partnership
4.875%, 06/01/2026		1,000	1,009

			4,246

Utilities — 1.1%
Alliant Energy Finance
4.250%, 06/15/2028 (A)		125	124
3.750%, 06/15/2023 (A)		325	324
Berkshire Hathaway Energy
3.250%, 04/15/2028		1,100	1,041
Eskom Holdings SOC
11.979%, 12/31/2018 (D)	ZAR	1,350	92
7.125%, 02/11/2025		$480	461
Eskom Holdings SOC MTN
6.750%, 08/06/2023		640	615
Greenko Investment
4.875%, 08/16/2023 (A)		410	369
NiSource
3.650%, 06/15/2023 (A)		525	518
3.490%, 05/15/2027		1,325	1,257
NRG Energy
7.250%, 05/15/2026		1,000	1,085
NTPC MTN
2.750%, 02/01/2027	EUR	110	127

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pacific Gas & Electric
4.650%, 08/01/2028 (A)		$250	$252
4.250%, 08/01/2023 (A)		350	352
3.500%, 06/15/2025		400	381
Perusahaan Listrik Negara MTN
4.125%, 05/15/2027 (A)		1,190	1,115
Sempra Energy
3.400%, 02/01/2028		1,075	1,006
Southern
3.250%, 07/01/2026		700	653
Vistra Energy
7.625%, 11/01/2024		900	968

			10,740

Total Corporate Obligations (Cost $389,615) ($ Thousands)			383,422

SOVEREIGN DEBT — 16.0%

ABJA Investment Pte
5.450%, 01/24/2028		200	181
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047		430	419
Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)		650	621
3.125%, 05/03/2026		850	812
3.125%, 10/11/2027 (A)		810	765
Angolan Government International Bond
9.375%, 05/08/2048 (A)		200	211
8.250%, 05/09/2028 (A)		1,420	1,467
Argentina Bonar Bonds
38.388%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/01/2020	ARS	3,100	75
Argentina POM Politica Monetaria
43.077%, VAR Argentina Central Bank 7 Day Repo Rate+0.000%, 06/21/2020		1,625	47
Argentina Treasury Bond BONCER
2.500%, 07/22/2021		1,575	58
Argentine Republic Government International Bond
8.280%, 12/31/2033		$1,640	1,478
7.820%, 12/31/2033	EUR	491	541
7.500%, 04/22/2026		$1,460	1,302
7.125%, 07/06/2036		2,980	2,377
6.875%, 01/26/2027		990	842
6.875%, 01/11/2048		1,690	1,301
6.250%, 11/09/2047	EUR	110	97
5.875%, 01/11/2028		$700	554
5.625%, 01/26/2022		1,100	990
5.250%, 01/15/2028	EUR	760	702

250	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.625%, 01/11/2023		$1,050	$887
3.375%, 01/15/2023	EUR	790	784
2.500%, 3.75%, 3/31/2019, 04/15/2024 (E)		$1,700	1,000
2.260%, 3.38%, 3/31/2019, 12/31/2038 (E)	EUR	70	48
Banco de Bogota
6.250%, 05/12/2026		$200	208
Banco do Brasil
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.398%, 12/12/2049		1,140	869
BBVA Bancomer
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.650%, 01/18/2033		200	182
Bermuda Government International Bond
3.717%, 01/25/2027 (A)		240	228
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/2020	ARS	58,000	1,671
3.750%, 02/08/2019		225	7
Bonos De La Nacion Argentina En Moneda Dua
4.500%, 06/21/2019		$150	148
4.500%, 02/13/2020		330	312
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		400	383
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	8,562	2,169
10.000%, 01/01/2027		11,500	2,665
Bulgaria Government International Bond MTN
3.125%, 03/26/2035	EUR	170	211
Chile Government International Bond
3.240%, 02/06/2028		$792	759
Colombia Government International Bond
4.500%, 01/28/2026		200	204
3.875%, 04/25/2027		200	194
Costa Rica Government International Bond
7.158%, 03/12/2045		880	772
5.625%, 04/30/2043		400	308
Croatia Government International Bond
3.000%, 03/20/2027	EUR	100	123
Dominican Republic International Bond
6.875%, 01/29/2026		$960	1,025
6.850%, 01/27/2045		660	668
6.600%, 01/28/2024		300	316
6.500%, 02/15/2048 (A)		1,270	1,245
6.000%, 07/19/2028 (A)		1,300	1,322
5.875%, 04/18/2024		300	309

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Eastern and Southern African Trade and Development Bank MTN
5.375%, 03/14/2022		$210	$209
Ecuador Government International Bond
9.650%, 12/13/2026 (A)		1,400	1,394
9.625%, 06/02/2027 (A)		2,690	2,660
8.875%, 10/23/2027 (A)		1,500	1,423
8.750%, 06/02/2023 (A)		1,140	1,141
7.950%, 06/20/2024		1,175	1,123
Egypt Government International Bond
8.500%, 01/31/2047		650	652
7.903%, 02/21/2048 (A)		360	343
5.625%, 04/16/2030 (A)	EUR	620	674
4.750%, 04/16/2026		680	756
Egypt Treasury Bills
19.030%, 02/05/2019 (D)	EGP	29,000	1,517
17.260%, 06/04/2019 (D)		20,900	1,030
El Salvador Government International Bond
8.625%, 02/28/2029 (A)		$80	85
6.375%, 01/18/2027		336	314
Embraer Overseas
5.696%, 09/16/2023		170	176
Gabon Government International Bond
6.375%, 12/12/2024		1,240	1,171
Ghana Government International Bond
10.750%, 10/14/2030		210	261
8.125%, 01/18/2026		1,600	1,662
Gohl Capital
4.250%, 01/24/2027		520	495
Guatemala Government Bond
5.750%, 06/06/2022		700	726
4.875%, 02/13/2028		210	204
4.500%, 05/03/2026 (A)		970	924
4.375%, 06/05/2027 (A)		1,290	1,211
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023 (A)		1,930	1,807
Honduras Government International Bond
7.500%, 03/15/2024		660	709
6.250%, 01/19/2027		750	770
Huarong Finance 2017
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 12/29/2049		200	192
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983%, 05/07/2166		310	290
Indonesia Government International Bond
5.250%, 01/17/2042		4,850	4,943
4.750%, 01/08/2026		2,270	2,301
4.625%, 04/15/2043		230	216
4.350%, 01/08/2027 (A)		320	316
4.125%, 01/15/2025		300	295

SEI Institutional Managed Trust / Annual Report / September 30, 2018	251

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
3.850%, 07/18/2027 (A)		$1,170	$1,115
3.750%, 06/14/2028 (A)	EUR	200	254
3.375%, 07/30/2025		1,390	1,733
Indonesia Treasury Bond
7.000%, 05/15/2027	IDR	121,764,000	7,558
Iraq International Bond
6.752%, 03/09/2023		$260	260
Ivory Coast Government International Bond
6.625%, 03/22/2048 (A)	EUR	420	455
6.375%, 03/03/2028		$210	202
5.250%, 03/22/2030	EUR	390	430
Jamaica Government International Bond
6.750%, 04/28/2028		$800	868
Kaisa Group Holdings
9.375%, 06/30/2024		400	308
8.500%, 06/30/2022		200	163
Kazakhstan Government International Bond MTN
5.125%, 07/21/2025		1,300	1,398
Kenya Government International Bond
8.250%, 02/28/2048 (A)		260	251
6.875%, 06/24/2024		1,100	1,103
Kuwait International Government Bond
3.500%, 03/20/2027 (A)		1,360	1,333
Lebanon Government International Bond
6.850%, 03/23/2027		40	31
6.600%, 11/27/2026		70	55
6.000%, 01/27/2023		20	17
Macedonia Government International Bond
5.625%, 07/26/2023 (A)	EUR	700	924
2.750%, 01/18/2025 (A)		790	904
Medco Platinum Road Pte
6.750%, 01/30/2025		$200	189
Mexico Government International Bond
4.750%, 03/08/2044		5,370	5,131
4.600%, 02/10/2048		200	188
3.750%, 01/11/2028		560	534
3.600%, 01/30/2025		1,200	1,165
Minejesa Capital BV
4.625%, 08/10/2030		400	367
Mongolia Government International Bond
5.625%, 05/01/2023 (A)		210	204
Nigeria Government International Bond
7.875%, 02/16/2032		810	827
7.696%, 02/23/2038 (A)		1,280	1,253
7.625%, 11/28/2047 (A)		200	191
7.143%, 02/23/2030 (A)		420	410
6.750%, 01/28/2021		207	215
6.500%, 11/28/2027 (A)		360	346
6.375%, 07/12/2023		200	203
5.625%, 06/27/2022		190	190

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Oman Government International Bond
6.750%, 01/17/2048 (A)		$1,910	$1,858
5.625%, 01/17/2028 (A)		560	550
Oversea-Chinese Banking MTN
4.250%, 06/19/2024		800	794
Pakistan Government International Bond
8.250%, 04/15/2024		210	219
8.250%, 09/30/2025		370	385
6.875%, 12/05/2027 (A)		1,410	1,337
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		290	294
Paraguay Government International Bond
6.100%, 08/11/2044		350	366
5.600%, 03/13/2048 (A)		560	557
5.000%, 04/15/2026 (A)		440	446
4.700%, 03/27/2027 (A)		570	567
4.625%, 01/25/2023		550	555
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026 (A)		530	527
4.400%, 03/01/2028 (A)		3,160	3,093
4.150%, 03/29/2027 (A)		1,090	1,052
Prosperous Ray
4.625%, 11/12/2023		500	509
Province of Santa Fe
7.000%, 03/23/2023 (A)		300	265
Provincia de Buenos Aires
38.688%, VAR 30-35d Argentina BADLAR Private Banks+3.830%, 05/31/2022	ARS	2,070	47
9.950%, 06/09/2021		$600	588
9.125%, 03/16/2024 (A)		310	285
7.875%, 06/15/2027 (A)		250	208
6.500%, 02/15/2023 (A)		2,240	1,954
Provincia de la Rioja
9.750%, 02/24/2025 (A)		270	224
Qatar Government International Bond
5.103%, 04/23/2048 (A)		1,690	1,758
Reliance Industries
4.125%, 01/28/2025		250	244
Republic of Azerbaijan International Bond
3.500%, 09/01/2032 (A)		160	136
Republic of South Africa Government Bond
9.000%, 01/31/2040	ZAR	785	51
8.875%, 02/28/2035		3,910	257
8.750%, 01/31/2044		2,130	134
8.250%, 03/31/2032		2,480	158
8.000%, 01/31/2030		1,310	84
7.000%, 02/28/2031		6,370	369
6.500%, 02/28/2041		660	32
6.250%, 03/31/2036		2,220	112

252	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Republic of South Africa Government International Bond
5.875%, 06/22/2030		$220	$219
5.650%, 09/27/2047		1,520	1,386
4.850%, 09/27/2027		640	602
4.300%, 10/12/2028		200	179
Republic of Suriname
9.250%, 10/26/2026 (A)		740	723
Romanian Government International Bond
5.125%, 06/15/2048 (A)		600	590
3.875%, 10/29/2035	EUR	570	670
3.375%, 02/08/2038 (A)		330	360
2.375%, 04/19/2027 (A)		230	268
Russian Federal Bond - OFZ
7.050%, 01/19/2028	RUB	478,430	6,691
Russian Foreign Bond - Eurobond
4.750%, 05/27/2026		$3,800	3,795
Senegal Government International Bond
6.750%, 03/13/2048 (A)		1,070	956
6.250%, 05/23/2033 (A)		1,300	1,211
4.750%, 03/13/2028 (A)	EUR	510	572
South Africa Government International Bond
5.875%, 09/16/2025		$760	772
Sri Lanka Government International Bond
6.850%, 11/03/2025		790	780
6.825%, 07/18/2026 (A)		460	452
6.750%, 04/18/2028 (A)		920	888
6.250%, 10/04/2020		410	413
6.200%, 05/11/2027 (A)		380	356
6.125%, 06/03/2025		200	190
5.875%, 07/25/2022		470	462
5.750%, 01/18/2022 (A)		200	196
5.750%, 04/18/2023 (A)		1,240	1,206
Suzano Austria GmbH
5.750%, 07/14/2026		400	403
Swire Pacific Financing MTN
4.500%, 10/09/2023		950	970
Turkey Government International Bond
7.375%, 02/05/2025		360	364
7.000%, 06/05/2020		220	222
6.875%, 03/17/2036		130	118
6.625%, 02/17/2045		270	234
6.250%, 09/26/2022		1,271	1,244
6.125%, 10/24/2028		2,460	2,216
6.000%, 01/14/2041		410	338
5.750%, 03/22/2024		1,106	1,040
5.750%, 05/11/2047		2,130	1,660
4.875%, 10/09/2026		210	180
4.250%, 04/14/2026		530	444
3.250%, 06/14/2025	EUR	740	783

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
UBS Group
5.750%, VAR EUR Swap Annual 5 Yr+5.287%, 12/29/2049	EUR	750	$965
Ukraine Government International Bond
7.750%, 09/01/2023		$230	226
7.750%, 09/01/2024		930	901
7.750%, 09/01/2025		580	551
7.750%, 09/01/2026		200	188
7.750%, 09/01/2027		940	873
7.375%, 09/25/2032 (A)		200	174
Uruguay Government International Bond
4.975%, 04/20/2055		170	170
4.375%, 10/27/2027		600	611
YPF
8.500%, 03/23/2021		1,650	1,662
Zambia Government International Bond
8.970%, 07/30/2027		919	653
8.500%, 04/14/2024		430	306
5.375%, 09/20/2022		760	531

Total Sovereign Debt (Cost $166,363) ($ Thousands)			158,601

ASSET-BACKED SECURITIES — 12.9%

Automotive — 0.3%

Hertz Vehicle Financing II, Ser 2016-2A, Cl C
4.990%, 03/25/2022 (A)		3,000	3,019

Mortgage Related Securities — 0.2%

ACE Securities Home Equity Loan Trust, Ser 2004-HE3, Cl M1
2.995%, VAR ICE LIBOR USD 1 Month+0.930%, 11/25/2034		878	877
Aegis Asset Backed Securities Trust, Ser 2005-5, Cl M1
2.646%, VAR ICE LIBOR USD 1 Month+0.430%, 12/25/2035		990	966

			1,843

Non-Agency Mortgage-Backed Obligations — 2.6%

BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl E
4.110%, VAR LIBOR USD 1 Month+1.951%, 03/15/2037 (A)		2,000	2,006
BX Trust, Ser 2018-GWMZ, Cl MC
7.551%, VAR LIBOR USD 1 Month+5.488%, 05/15/2037 (A)		1,100	1,067

SEI Institutional Managed Trust / Annual Report / September 30, 2018	253

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CGMS Commercial Mortgage Trust, Ser 2017-MDRA, Cl C
3.878%, 07/10/2030 (A)(F)	$1,620	$1,509
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M2
4.565%, VAR ICE LIBOR USD 1 Month+2.500%, 03/25/2030	2,260	2,365
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M2
5.065%, VAR ICE LIBOR USD 1 Month+3.000%, 10/25/2029	1,620	1,744
FNMA Connecticut Avenue Securities, Ser 2017-C06, Cl 1M2
4.715%, VAR ICE LIBOR USD 1 Month+2.650%, 02/25/2030	939	983
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2C
4.215%, VAR ICE LIBOR USD 1 Month+2.150%, 10/25/2030	2,470	2,395
HarborView Mortgage Loan Trust, Ser 2006-10, Cl 2A1B
2.317%, VAR ICE LIBOR USD 1 Month+0.240%, 11/19/2036	3,528	2,934
Hilton USA Trust, Ser 2016-SFP, Cl F
6.155%, 11/05/2035 (A)	1,420	1,439
Lone Star Portfolio Trust, Ser 2015-LSP, Cl F
8.963%, VAR LIBOR USD 1 Month+6.900%, 09/15/2028 (A)	768	772
Motel 6 Trust, Ser 2017-MTL6, Cl F
6.313%, VAR LIBOR USD 1 Month+4.250%, 08/15/2034 (A)	1,453	1,459
Nomura Asset Acceptance Alternative Loan Trust, Ser 2003-A1, Cl M
6.586%, 05/25/2033 (F)	815	832
Seasoned Credit Risk Transfer Trust Series, Ser 2018-3, Cl M
4.750%, 08/25/2057 (A)(F)	1,125	1,091
Shops at Crystals Trust, Ser 2106-CSTL, Cl D
3.856%, 07/05/2036 (A)(F)	1,765	1,587
Stonemont Portfolio Trust, Ser 2017-Stone, Cl F
5.677%, VAR LIBOR USD 1 Month+3.600%, 08/20/2030 (A)	1,988	1,998
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl C
3.834%, VAR LIBOR USD 1 Month+1.772%, 11/15/2029 (A)	1,920	1,921

		26,102

Other Asset-Backed Securities — 9.8%

A Voce CLO, Ser 2017-1A, Cl A1R
3.508%, VAR ICE LIBOR USD 3 Month+1.160%, 07/15/2026 (A)(B)	2,200	2,199

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
3.165%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (A)	$1,236	$1,245
ACIS CLO, Ser 2013-1A, Cl ACOM
3.583%, VAR ICE LIBOR USD 3 Month+1.227%, 04/18/2024 (A)	182	44
ACIS CLO, Ser 2014-4A, Cl A
3.778%, VAR ICE LIBOR USD 3 Month+1.420%, 05/01/2026 (A)	500	500
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	1,660	1,621
Ameriquest Mortgage Securities Asset-Backed Pass-Through Trust, Ser 2005-R7, Cl M2
2.716%, VAR ICE LIBOR USD 1 Month+0.500%, 09/25/2035	1,640	1,647
Ares XXV CLO, Ser 2013-3A, Cl SUB
0.000%, 01/17/2024 (A)(G)	750	1
Ares XXXIII CLO, Ser 2016-1A, Cl A1R
3.666%, VAR ICE LIBOR USD 3 Month+1.350%, 12/05/2025 (A)(B)	1,700	1,703
Atlas Senior Loan Fund III, Ser 2017-1A, Cl AR
3.142%, VAR ICE LIBOR USD 3 Month+0.830%, 11/17/2027 (A)(B)	1,000	997
Avery Point VI CLO, Ser 2018-6A, Cl DR
5.163%, VAR ICE LIBOR USD 3 Month+2.950%, 08/05/2027 (A)	860	858
BlueMountain CLO, Ser 2018-1A, Cl CR
4.198%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/2027 (A)	700	695
BlueMountain CLO, Ser 2018-2A, Cl ER
7.533%, VAR ICE LIBOR USD 3 Month+5.200%, 07/18/2027 (A)	1,000	998
Carlyle US CLO, Ser 2017-1A, Cl A1B
3.578%, VAR ICE LIBOR USD 3 Month+1.230%, 04/20/2031 (A)	650	650
Catskill Park CLO, Ser 2017-1A, Cl D
8.348%, VAR ICE LIBOR USD 3 Month+6.000%, 04/20/2029 (A)	700	701
Cent CLO 24, Ser 2018-24A, Cl CR
5.366%, VAR ICE LIBOR USD 3 Month+3.150%, 10/15/2026 (A)	520	519
Citigroup Mortgage Loan Trust, Ser 2005-OPT4, Cl M5
2.836%, VAR ICE LIBOR USD 1 Month+0.620%, 07/25/2035	500	498
Copper River CLO, Ser 2007-1A, Cl INC
0.000%, 01/20/2021 (A)(B)(G)	3,000	321
Countrywide Asset-Backed Certificates, Ser 2007-10, Cl 1A1
2.396%, VAR ICE LIBOR USD 1 Month+0.180%, 06/25/2047	2,192	2,086

254	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Crown Point CLO III, Ser 2017-3A, Cl A1BR
3.249%, VAR ICE LIBOR USD 3 Month+0.910%, 12/31/2027 (A)(B)	$2,000	$1,999
Cutwater, Ser 2017-1A, Cl A1AR
3.589%, VAR ICE LIBOR USD 3 Month+1.250%, 07/15/2026 (A)	1,600	1,599
DB Master Finance, Ser 2015-1A, Cl A2II
3.980%, 02/20/2045 (A)	1,013	1,013
Dryden 57 CLO, Ser 2018-57A, Cl B
3.664%, VAR ICE LIBOR USD 3 Month+1.350%, 05/15/2031 (A)	1,250	1,229
Dryden 57 CLO, Ser 2018-57A, Cl C
4.014%, VAR ICE LIBOR USD 3 Month+1.700%, 05/15/2031 (A)	1,250	1,226
ECMC Group Student Loan Trust, Ser 2016-1A, Cl A
3.415%, VAR ICE LIBOR USD 1 Month+1.350%, 07/26/2066 (A)	873	890
ECMC Group Student Loan Trust, Ser 2018-1A, Cl A
2.815%, VAR ICE LIBOR USD 1 Month+0.750%, 02/27/2068 (A)	3,936	3,935
EFS Volunteer No. 2, Ser 2012-1, Cl A2
3.415%, VAR ICE LIBOR USD 1 Month+1.350%, 03/25/2036 (A)	1,300	1,323
EFS Volunteer No. 3, Ser 2012-1, CI A3
3.065%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)	800	804
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
2.376%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	2,104	2,051
Flagship VII, Ser 2017-7A, Cl A1R
3.468%, VAR ICE LIBOR USD 3 Month+1.120%, 01/20/2026 (A)(B)	675	675
Flagship VII, Ser 2017-7A, Cl CR
4.698%, VAR ICE LIBOR USD 3 Month+2.350%, 01/20/2026 (A)(B)	1,500	1,497
Gilbert Park CLO, Ser 2017-1A, Cl E
8.739%, VAR ICE LIBOR USD 3 Month+6.400%, 10/15/2030 (A)	750	765
GoldenTree Loan Opportunities IX, Ser 2016-9A, Cl AR
3.709%, VAR ICE LIBOR USD 3 Month+1.370%, 10/29/2026 (A)	1,850	1,850
Great Lakes CLO, Ser 2012-1A, Cl SUB
0.000%, 01/15/2023 (A)(B)(F)(G)	1,000	—
Halcyon Loan Advisors Funding, Ser 2012-1A, Cl B
5.343%, VAR ICE LIBOR USD 3 Month+3.000%, 08/15/2023 (A)(B)	500	499

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Halcyon Loan Advisors Funding, Ser 2012-2A, Cl C
5.175%, VAR ICE LIBOR USD 3 Month+2.850%, 12/20/2024 (A)(B)	$500	$500
Halcyon Loan Advisors Funding, Ser 2013-1A, Cl A1
3.498%, VAR ICE LIBOR USD 3 Month+1.150%, 04/15/2025 (A)	190	190
Halcyon Loan Advisors Funding, Ser 2017-1A, Cl A1R
3.463%, VAR ICE LIBOR USD 3 Month+1.130%, 04/18/2026 (A)	493	492
Jackson Mill CLO, Ser 2018-1A, Cl DR
5.139%, VAR ICE LIBOR USD 3 Month+2.800%, 04/15/2027 (A)	750	748
Jamestown CLO X, Ser 2017-10A, Cl A1
3.603%, VAR ICE LIBOR USD 3 Month+1.250%, 07/17/2029 (A)	750	750
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH5, Cl A5
2.325%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2037	1,400	1,368
KKR CLO, Ser 2018-21, Cl A
3.345%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	500	496
Madison Park Funding XXIV, Ser 2016-24A, Cl D
6.198%, VAR ICE LIBOR USD 3 Month+3.850%, 01/20/2028 (A)	650	653
Marathon CLO II, Ser 2005-2A, Cl INC
0.000%, 12/20/2019 (A)(G)(H)	750	—
Marathon CLO V, Ser 2017-5A, Cl A1R
3.182%, VAR ICE LIBOR USD 3 Month+0.870%, 11/21/2027 (A)(B)	1,200	1,200
Marathon CLO V, Ser 2017-5A, Cl A2R
3.762%, VAR ICE LIBOR USD 3 Month+1.450%, 11/21/2027 (A)(B)	1,000	989
Mariner CLO, Ser 2017-4A, Cl A
3.545%, VAR ICE LIBOR USD 3 Month+1.210%, 10/26/2029 (A)	2,650	2,652
MidOcean Credit CLO I, Ser 2018-1A, Cl A2RR
3.639%, VAR ICE LIBOR USD 3 Month+1.300%, 01/15/2024 (A)(B)	1,000	992
MidOcean Credit CLO VII, Ser 2017-7A, Cl B
4.239%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/2029 (A)	750	751
Montana Higher Education Student Assistance, Ser 2012-1, CI A3
3.127%, VAR ICE LIBOR USD 1 Month+1.050%, 07/20/2043	700	708

SEI Institutional Managed Trust / Annual Report / September 30, 2018	255

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
National Collegiate Student Loan Trust, Ser 2004-2, Cl A51
2.696%, VAR ICE LIBOR USD 1 Month+0.480%, 12/26/2033	$862	$848
Nelnet Student Loan Trust, Ser 2013-1, Cl A6
2.760%, VAR ICE LIBOR USD 3 Month+0.450%, 08/23/2036 (A)	1,250	1,235
N-Star REL CDO VIII, Ser 2006-8A, CI A2
2.474%, VAR LIBOR USD 1 Month+0.360%, 02/01/2041 (A)	997	994
OCP CLO, Ser 2016-12A, Cl A1
3.903%, VAR ICE LIBOR USD 3 Month+1.570%, 10/18/2028 (A)	1,400	1,400
OCP CLO, Ser 2017-13A, Cl A1A
3.599%, VAR ICE LIBOR USD 3 Month+1.260%, 07/15/2030 (A)	1,700	1,705
Octagon Investment Partners XIX, Ser 2017-1A, Cl AR
3.439%, VAR ICE LIBOR USD 3 Month+1.100%, 04/15/2026 (A)(B)	864	864
OFSI Fund VII, Ser 2017-7A, Cl AR
2.634%, VAR ICE LIBOR USD 3 Month+0.900%, 10/18/2026 (A)	4,000	3,998
OZLM VII, Ser 2018-7RA, Cl CR
5.336%, VAR ICE LIBOR USD 3 Month+3.000%, 07/17/2029 (A)	900	902
OZLM XI, Ser 2017-11A, Cl BR
4.639%, VAR ICE LIBOR USD 3 Month+2.300%, 10/30/2030 (A)	600	600
OZLM XII, Ser 2015-12A, Cl D
7.739%, VAR ICE LIBOR USD 3 Month+5.400%, 04/30/2027 (A)	700	700
Panhandle-Plains Higher Education Authority, Ser 2011-1, Cl A2
3.258%, VAR ICE LIBOR USD 3 Month+0.950%, 07/01/2024	387	388
Popular ABS Mortgage Pass-Through Trust, Ser 2005-6, Cl A4
3.877%, 01/25/2036	1,000	994
Recette CLO, Ser 2017-1A, Cl AR
3.279%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (A)	2,600	2,599
Recette CLO, Ser 2017-1A, Cl BR
3.648%, VAR ICE LIBOR USD 3 Month+1.300%, 10/20/2027 (A)(B)	1,000	990
Regatta V Funding, Ser 2017-1A, Cl A1AR
3.495%, VAR ICE LIBOR USD 3 Month+1.160%, 10/25/2026 (A)(B)	1,800	1,799
Scholar Funding Trust, Ser 2011-A, Cl A
3.239%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (A)	1,188	1,191

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Scholar Funding Trust, Ser 2012-B, CI A2
3.165%, VAR ICE LIBOR USD 1 Month+1.100%, 03/28/2046 (A)	$1,346	$1,346
Shackleton VIII CLO, Ser 2017-8A, Cl A2R
3.268%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (A)(B)	4,500	4,488
Sound Point CLO III, Ser 2018-2RA, Cl A1
3.298%, VAR ICE LIBOR USD 3 Month+0.950%, 04/15/2029 (A)	2,100	2,087
Sound Point CLO XI, Ser 2016-1A, Cl A
3.998%, VAR ICE LIBOR USD 3 Month+ 1.650%, 07/20/2028 (A)	2,800	2,800
Sound Point CLO XI, Ser 2016-1A, CI B1
4.748%, VAR ICE LIBOR USD 3 Month+2.400%, 07/20/2028 (A)	800	800
Sound Point CLO XV, Ser 2017-1A, Cl A
3.737%, VAR ICE LIBOR USD 3 Month+1.390%, 01/23/2029 (A)	2,050	2,052
TICP CLO VI, Ser 2016-6A, Cl A
3.889%, VAR ICE LIBOR USD 3 Month+1.550%, 01/15/2029 (A)	1,300	1,301
Tralee CLO III, Ser 2017-3A, CI BRR
3.798%, VAR ICE LIBOR USD 3 Month+1.450%, 10/20/2027 (B)	2,300	2,286
Trestles CLO, Ser 2017-1A, Cl A1A
3.625%, VAR ICE LIBOR USD 3 Month+1.290%, 07/25/2029 (A)	1,500	1,504
Tryon Park CLO, Ser 2018-1A, Cl A1SR
3.238%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	2,100	2,090
Voya CLO, Ser 2018-2A, Cl ER
7.747%, VAR ICE LIBOR USD 3 Month+5.400%, 07/23/2027 (A)	750	748
Voya CLO, Ser 2018-3A, Cl A1A
3.610%, VAR ICE LIBOR USD 3 Month+1.150%, 10/15/2031 (A)	750	750
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
2.205%, VAR ICE LIBOR USD 1 Month+0.140%, 07/25/2037 (A)	512	489
West CLO, Ser 2017-1A, Cl A1R
3.253%, VAR ICE LIBOR USD 3 Month+0.920%, 07/18/2026 (A)(B)	1,250	1,249
Whitehorse XII, Ser 2018-12A, Cl D
6.076%, VAR ICE LIBOR USD 3 Month+3.650%, 10/15/2031 (A)	630	630

		96,954

Total Asset-Backed Securities (Cost $133,102) ($ Thousands)		127,918

256	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 11.1%

Communication Services — 1.1%
Activision Blizzard Inc	3,312	$276
Alphabet Inc, Cl A *	1,326	1,601
Alphabet Inc, Cl C *	1,366	1,630
AT&T Inc	32,131	1,079
CBS Corp, Cl B	1,447	83
CenturyLink Inc	4,488	95
Charter Communications Inc, Cl A *	811	264
Comcast Corp, Cl A	20,291	719
Discovery Inc, Cl A *	684	22
Discovery Inc, Cl C *	1,539	46
DISH Network Corp, Cl A *	1,135	41
Electronic Arts Inc *	1,331	160
Facebook Inc, Cl A *	10,698	1,759
Interpublic Group of Cos Inc/The	1,552	35
Netflix Inc *	1,920	718
News Corp, Cl A	1,950	26
News Corp, Cl B	450	6
Omnicom Group Inc	1,068	73
Take-Two Interactive Software Inc, Cl A *	449	62
Twenty-First Century Fox Inc, Cl A	4,688	217
Twenty-First Century Fox Inc, Cl B	2,006	92
Twitter Inc *	3,000	85
Verizon Communications Inc	18,278	976
Viacom Inc, Cl B	1,719	58
Walt Disney Co/The	6,568	768

		10,891

Consumer Discretionary — 1.1%
Advance Auto Parts Inc	341	57
Amazon.com Inc, Cl A *	1,816	3,637
AutoZone Inc *	114	88
Best Buy Co Inc	1,060	84
Booking Holdings Inc *	211	419
BorgWarner Inc	797	34
CarMax Inc *	740	55
Carnival Corp	1,747	111
Cengage Learning Holdings II Inc *	5,114	51
Chipotle Mexican Grill Inc, Cl A *	110	50
Darden Restaurants Inc	503	56
Delphi Automotive PLC *	1,217	102
Dollar General Corp	1,196	131
Dollar Tree Inc *	1,093	89
DR Horton Inc	1,607	68
eBay Inc *	4,001	132
Expedia Group Inc	571	74
Foot Locker Inc, Cl A	455	23
Ford Motor Co	17,005	157
Gap Inc/The	932	27
Garmin Ltd	443	31
General Motors Co	5,658	191
Genuine Parts Co	608	60

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Goodyear Tire & Rubber Co/The	1,197	$28
H&R Block Inc	1,034	27
Hanesbrands Inc	1,818	34
Harley-Davidson Inc, Cl A	659	30
Hasbro Inc	462	49
Hilton Worldwide Holdings Inc	1,348	109
Home Depot Inc/The	5,104	1,057
Kohl’s Corp	759	57
L Brands Inc	995	30
Leggett & Platt Inc	640	28
Lennar Corp, Cl A	1,139	53
LKQ Corp *	1,501	48
Lowe’s Cos Inc	3,594	413
Macy’s Inc	1,471	51
Marriott International Inc, Cl A	1,282	169
Mattel Inc *	1,637	26
McDonald’s Corp	3,464	579
MGM Resorts International	2,083	58
Michael Kors Holdings Ltd *	608	42
Mohawk Industries Inc *	303	53
Newell Brands Inc, Cl B	2,275	46
NIKE Inc, Cl B	5,614	476
Nordstrom Inc	555	33
Norwegian Cruise Line Holdings Ltd *	900	52
O’Reilly Automotive Inc *	360	125
PulteGroup Inc	1,166	29
PVH Corp	313	45
Ralph Lauren Corp, Cl A	275	38
Ross Stores Inc	1,633	162
Royal Caribbean Cruises Ltd	735	96
Starbucks Corp	6,169	351
Tapestry Inc	1,201	60
Target Corp, Cl A	2,368	209
Tiffany & Co	459	59
TJX Cos Inc/The	2,799	314
Tractor Supply Co	511	46
TripAdvisor Inc *	551	28
Ulta Beauty Inc *	241	68
Under Armour Inc, Cl A *	922	20
Under Armour Inc, Cl C *	920	18
VF Corp	1,477	138
Whirlpool Corp	223	26
Wynn Resorts Ltd	386	49
Yum! Brands Inc	1,395	127

		11,283

Consumer Staples — 0.7%
Altria Group Inc	8,345	503
Archer-Daniels-Midland Co	2,551	128
Brown-Forman Corp, Cl B	747	38
Campbell Soup Co	957	35
Church & Dwight Co Inc	1,020	60

SEI Institutional Managed Trust / Annual Report / September 30, 2018	257

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Clorox Co/The	583	$88
Coca-Cola Co/The	16,925	782
Colgate-Palmolive Co	3,821	256
Conagra Brands Inc	1,645	56
Constellation Brands Inc, Cl A	744	160
Costco Wholesale Corp	1,919	451
Coty Inc, Cl A	2,351	29
Estee Lauder Cos Inc/The, Cl A	947	138
General Mills Inc	2,600	112
Hershey Co/The	580	59
Hormel Foods Corp	1,115	44
JM Smucker Co/The	524	54
Kellogg Co	1,147	80
Kimberly-Clark Corp	1,547	176
Kraft Heinz Co/The	2,793	154
Kroger Co/The	3,564	104
McCormick & Co Inc	548	72
Molson Coors Brewing Co, Cl B	772	47
Mondelez International Inc, Cl A	6,468	278
Monster Beverage Corp *	1,765	103
PepsiCo Inc	6,264	700
Philip Morris International Inc	6,856	559
Procter & Gamble Co/The	11,121	926
Sysco Corp, CI A	2,080	152
Tyson Foods Inc, Cl A	1,347	80
Walgreens Boots Alliance Inc	3,736	272
Walmart Inc	6,385	600

		7,296

Energy — 0.7%
Anadarko Petroleum Corp, CI A	2,276	153
Andeavor	604	93
Apache Corp	1,761	84
Baker Hughes a GE Co	1,988	67
Breitburn Energy Partners, LP (H)	1,157	854
Cabot Oil & Gas Corp	1,880	42
Chevron Corp	8,453	1,034
Cimarex Energy Co	475	44
Concho Resources Inc *	834	127
ConocoPhillips	5,112	396
Devon Energy Corp	2,374	95
EOG Resources Inc	2,588	330
EQT Corp	1,165	52
Exxon Mobil Corp	18,783	1,597
Halliburton Co	3,798	154
Helmerich & Payne Inc	533	37
Hess Corp	1,133	81
HollyFrontier Corp	815	57
Kinder Morgan Inc	8,384	149
Marathon Oil Corp	3,620	84
Marathon Petroleum Corp	2,046	164
National Oilwell Varco Inc, Cl A	1,759	76

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Newfield Exploration Co *	1,012	$29
Noble Energy Inc	2,020	63
Occidental Petroleum Corp	3,418	281
ONEOK Inc	1,772	120
Phillips 66	1,884	212
Pioneer Natural Resources Co	752	131
Schlumberger Ltd, Cl A	6,050	369
TechnipFMC PLC	1,998	62
Titan Energy LLC *	12,743	5
Valero Energy Corp	1,928	219
Williams Cos Inc/The	5,368	146

		7,407

Financials — 1.5%
Affiliated Managers Group Inc	225	31
Aflac Inc	3,450	162
Allstate Corp/The	1,572	155
American Express Co	3,186	339
American International Group Inc	3,991	213
Ameriprise Financial Inc	630	93
Aon PLC	1,097	169
Arthur J Gallagher & Co	758	56
Aspect *(H)	57	—
Assurant Inc	273	30
Bank of America Corp	41,460	1,221
Bank of New York Mellon Corp/The	4,076	208
BB&T Corp	3,483	169
Berkshire Hathaway Inc, CI B *	8,647	1,851
BlackRock Inc	536	253
Brighthouse Financial Inc *	401	18
Capital One Financial Corp	2,143	203
Cboe Global Markets Inc	463	44
Charles Schwab Corp/The	5,225	257
Chubb Ltd	2,087	279
Cincinnati Financial Corp	614	47
Citigroup Inc	11,270	809
Citizens Financial Group Inc	2,262	87
CME Group Inc	1,491	254
Comerica Inc	802	72
Discover Financial Services	1,504	115
E*TRADE Financial Corp *	1,226	64
Everest Re Group Ltd	166	38
Fifth Third Bancorp	2,922	82
Franklin Resources Inc	1,488	45
Goldman Sachs Group Inc/The	1,544	346
Hartford Financial Services Group Inc/The	1,654	83
Huntington Bancshares Inc	4,948	74
Intercontinental Exchange Inc	2,571	193
Invesco Ltd	1,887	43
Jefferies Financial Group Inc	1,216	27
JPMorgan Chase & Co	14,981	1,691
KeyCorp	4,537	90

258	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lincoln National Corp	1,009	$68
Loews Corp	1,076	54
M&T Bank Corp	637	105
Marsh & McLennan Cos Inc	2,250	186
MetLife Inc	4,437	207
Moody’s Corp	735	123
Morgan Stanley	6,071	283
MSCI Inc, Cl A	400	71
Nasdaq Inc, Cl A	569	49
Northern Trust Corp	1,010	103
People’s United Financial Inc	1,719	29
PNC Financial Services Group Inc/The	2,059	280
Principal Financial Group Inc, Cl A	1,213	71
Progressive Corp/The	2,517	179
Prudential Financial Inc	1,865	189
Raymond James Financial Inc	535	49
Regions Financial Corp	4,864	89
S&P Global Inc	1,119	219
State Street Corp	1,634	137
SunTrust Banks Inc	2,054	137
SVB Financial Group, CI B *	224	70
Synchrony Financial	3,088	96
T Rowe Price Group Inc	1,036	113
Torchmark Corp, CI A	429	37
Travelers Cos Inc/The	1,204	156
Unum Group	910	36
US Bancorp	6,965	368
Wells Fargo & Co	19,404	1,020
Willis Towers Watson PLC	574	81
Zions Bancorp NA	884	44

		14,560

Health Care — 1.7%
Abbott Laboratories	7,732	567
AbbVie Inc	6,691	633
ABIOMED Inc *	177	80
Aetna Inc, Cl A	1,435	291
Agilent Technologies Inc	1,449	102
Alexion Pharmaceuticals Inc *	942	131
Align Technology Inc *	311	122
Allergan PLC	1,414	269
AmerisourceBergen Corp, Cl A	741	68
Amgen Inc, Cl A	2,868	595
Anthem Inc	1,140	312
Baxter International Inc	2,180	168
Becton Dickinson and Co	1,195	312
Biogen Inc *	926	327
Boston Scientific Corp *	6,136	236
Bristol-Myers Squibb Co	7,198	447
Cardinal Health Inc	1,437	78
Celgene Corp, Cl A *	3,158	283
Centene Corp *	903	131

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cerner Corp *	1,455	$94
Cigna Corp	1,088	227
Cooper Cos Inc/The, Cl A	204	57
CVS Health Corp	4,468	352
Danaher Corp, Cl A	2,719	295
DaVita Inc *	612	44
DENTSPLY SIRONA Inc	1,112	42
Edwards Lifesciences Corp, CI A *	927	161
Eli Lilly & Co	4,253	456
Envision Healthcare Corp *	559	26
Express Scripts Holding Co *	2,495	237
Gilead Sciences Inc	5,685	439
HCA Healthcare Inc	1,196	166
Henry Schein Inc *	634	54
Hologic Inc *	1,116	46
Humana Inc	601	203
IDEXX Laboratories Inc *	398	99
Illumina Inc *	660	242
Incyte Corp *	814	56
Intuitive Surgical Inc *	497	285
IQVIA Holdings Inc *	701	91
Johnson & Johnson	11,901	1,644
Laboratory Corp of America Holdings *	466	81
McKesson Corp	886	118
Medtronic PLC	5,976	588
Merck & Co Inc	11,893	844
Mettler-Toledo International Inc *	117	71
Mylan *	2,195	80
Nektar Therapeutics, Cl A *	763	47
PerkinElmer Inc	524	51
Perrigo Co PLC	599	42
Pfizer Inc	25,886	1,141
Quest Diagnostics Inc	623	67
Regeneron Pharmaceuticals Inc *	348	141
ResMed Inc	583	67
Stryker Corp	1,432	254
Thermo Fisher Scientific Inc	1,772	433
UnitedHealth Group Inc	4,253	1,131
Universal Health Services Inc, Cl B	355	45
Varian Medical Systems Inc *	372	42
Vertex Pharmaceuticals Inc *	1,112	214
Waters Corp *	363	71
WellCare Health Plans Inc *	200	64
Zimmer Biomet Holdings Inc	850	112
Zoetis Inc, Cl A	2,150	197

		16,369

Industrials — 1.1%
3M Co	2,619	552
Alaska Air Group Inc	494	34
Allegion PLC	415	38
American Airlines Group Inc	1,751	72

SEI Institutional Managed Trust / Annual Report / September 30, 2018	259

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AMETEK Inc	1,047	$83
AO Smith Corp	649	35
Arconic Inc	1,864	41
Boeing Co/The	2,367	880
Caterpillar Inc, Cl A	2,638	402
CH Robinson Worldwide Inc	578	57
Cintas Corp	387	77
Copart Inc *	900	46
CSX Corp	3,615	268
Cummins Inc	676	99
Deere & Co	1,392	209
Delta Air Lines Inc, Cl A	2,880	167
Dover Corp	724	64
Eaton Corp PLC	1,933	168
Emerson Electric Co	2,838	217
Equifax Inc	477	62
Expeditors International of Washington Inc	721	53
Fastenal Co, CI A	1,298	75
FedEx Corp	1,097	264
Flowserve Corp	514	28
Fluor Corp	675	39
Fortive Corp	1,384	117
Fortune Brands Home & Security Inc	568	30
General Dynamics Corp	1,231	252
General Electric Co	38,021	429
Harris Corp	552	93
Honeywell International Inc	3,295	548
Huntington Ingalls Industries Inc, Cl A	200	51
IHS Markit Ltd *	1,507	81
Illinois Tool Works Inc	1,354	191
Ingersoll-Rand PLC	1,060	108
Jacobs Engineering Group Inc	586	45
JB Hunt Transport Services Inc	319	38
Johnson Controls International PLC	4,033	141
Kansas City Southern	457	52
L3 Technologies Inc	353	75
Lockheed Martin Corp	1,092	378
Masco Corp	1,423	52
Nielsen Holdings PLC	1,634	45
Norfolk Southern Corp	1,261	228
Northrop Grumman Corp	758	241
PACCAR Inc	1,512	103
Parker-Hannifin Corp, CI A	572	105
Pentair PLC	804	35
Quanta Services Inc *	739	25
Raytheon Co	1,281	265
Republic Services Inc	1,034	75
Robert Half International Inc	536	38
Rockwell Automation Inc	539	101
Rockwell Collins Inc	752	106
Rollins Inc	420	25
Roper Technologies Inc	463	137

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Snap-on Inc	234	$43
Southwest Airlines Co, Cl A	2,387	149
Stanley Black & Decker Inc	674	99
Stericycle Inc, Cl A *	410	24
Textron Inc	1,087	78
TransDigm Group Inc *	216	80
Union Pacific Corp	3,276	533
United Continental Holdings Inc *	1,025	91
United Parcel Service Inc, Cl B	3,045	356
United Rentals Inc *	381	62
United Technologies Corp	3,290	460
Verisk Analytics Inc, Cl A *	748	90
Waste Management Inc	1,793	162
WW Grainger Inc	201	72
Xylem Inc	838	67

		10,606

Information Technology — 2.3%
Accenture PLC, Cl A	2,815	479
Adobe Systems Inc *	2,173	587
Advanced Micro Devices Inc *	3,671	113
Akamai Technologies Inc *	751	55
Alliance Data Systems Corp	231	55
Amphenol Corp, Cl A	1,293	122
Analog Devices Inc	1,630	151
ANSYS Inc *	354	66
Apple Inc	20,329	4,589
Applied Materials Inc	4,488	173
Arista Networks Inc *	200	53
Autodesk Inc, Cl A *	926	145
Automatic Data Processing Inc	1,966	296
Broadcom Inc	1,921	474
Broadridge Financial Solutions Inc	544	72
CA Inc	1,274	56
Cadence Design Systems Inc *	1,180	53
Cisco Systems Inc	20,254	985
Citrix Systems Inc	526	58
Cognizant Technology Solutions Corp, CI A	2,604	201
Corning Inc, Cl B	3,652	129
DXC Technology Co	1,305	122
F5 Networks Inc, CI A *	278	55
Fidelity National Information Services Inc, Cl B	1,461	159
Fiserv Inc, Cl A *	1,807	149
FleetCor Technologies Inc *	400	91
FLIR Systems Inc	681	42
Gartner Inc *	416	66
Global Payments Inc	734	93
Hewlett Packard Enterprise Co	6,694	109
HP Inc	7,360	190
Intel Corp	20,610	975
International Business Machines Corp	4,058	614

260	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuit Inc	1,156	$263
IPG Photonics Corp *	180	28
Juniper Networks Inc	1,505	45
KLA-Tencor Corp	711	72
Lam Research Corp	755	115
Mastercard Inc, Cl A	4,054	902
Microchip Technology Inc	1,069	84
Micron Technology Inc *	5,034	228
Microsoft Corp	33,992	3,888
Motorola Solutions Inc	672	87
NetApp Inc	1,221	105
NVIDIA Corp	2,682	754
Oracle Corp, CI B	12,523	646
Paychex Inc	1,437	106
PayPal Holdings Inc *	5,268	463
Qlik *(B)(H)	3,600	—
Qlik, Cl A *(B)(H)	56	57
Qlik, Cl B *(B)(H)	13,812	—
Qorvo Inc *	515	40
QUALCOMM Inc	6,197	446
Red Hat Inc *	778	106
salesforce.com Inc *	3,367	535
Seagate Technology PLC	1,326	63
Skyworks Solutions Inc	846	77
Symantec Corp, CI A	2,893	62
Synopsys Inc *	615	61
TE Connectivity Ltd	1,541	135
Texas Instruments Inc	4,283	459
Total System Services Inc	696	69
VeriSign Inc *	443	71
Visa Inc, Cl A	7,905	1,186
Western Digital Corp	1,350	79
Western Union Co/The	1,834	35
Xerox Corp	1,042	28
Xilinx Inc	1,080	87

		22,959

Materials — 0.3%
Air Products & Chemicals Inc	952	159
Albemarle Corp	448	45
Avery Dennison Corp	356	39
Ball Corp	1,471	65
CF Industries Holdings Inc	935	51
DowDuPont Inc	10,251	659
Eastman Chemical Co	653	62
Ecolab Inc	1,150	180
FMC Corp	544	47
Freeport-McMoRan Inc, Cl B	6,259	87
International Flavors & Fragrances Inc	320	44
International Paper Co	1,891	93
LyondellBasell Industries, CI A	1,423	146
Martin Marietta Materials Inc, CI A	303	55

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mosaic Co/The	1,663	$54
Newmont Mining Corp	2,239	68
Nucor Corp	1,430	91
Packaging Corp of America	383	42
PPG Industries Inc	1,075	117
Praxair Inc	1,276	205
Sealed Air Corp	789	32
Sherwin-Williams Co/The, Cl A	364	166
Vulcan Materials Co	596	66
WestRock Co	1,156	62

		2,635

Real Estate — 0.3%
Alexandria Real Estate Equities Inc ‡	455	57
American Tower Corp, CI A ‡	1,926	280
Apartment Investment & Management Co, Cl A ‡	754	33
AvalonBay Communities Inc ‡	606	110
Boston Properties Inc ‡	701	86
CBRE Group Inc, CI A *	1,258	56
Crown Castle International Corp ‡	1,814	202
Digital Realty Trust Inc, Cl A ‡	880	99
Duke Realty Corp ‡	1,455	41
Equinix Inc ‡	345	149
Equity Residential ‡	1,583	105
Essex Property Trust Inc ‡	277	68
Extra Space Storage Inc ‡	517	45
Federal Realty Investment Trust ‡	261	33
HCP Inc ‡	1,942	51
Host Hotels & Resorts Inc ‡	3,427	72
Iron Mountain Inc ‡	1,253	43
Kimco Realty Corp ‡	2,124	36
Macerich Co/The ‡	418	23
Mid-America Apartment Communities Inc ‡	457	46
Prologis Inc ‡	2,742	186
Public Storage ‡	648	131
Realty Income Corp ‡	1,194	68
Regency Centers Corp ‡	713	46
SBA Communications Corp, CI A *‡	486	78
Simon Property Group Inc ‡	1,380	244
SL Green Realty Corp ‡	411	40
UDR Inc ‡	1,101	45
Ventas Inc ‡	1,615	88
Vornado Realty Trust ‡	717	52
Welltower Inc ‡	1,599	103
Weyerhaeuser Co ‡	3,478	112

		2,828

Utilities — 0.3%
AES Corp	3,142	44
Alliant Energy Corp	942	40
Ameren Corp	993	63

SEI Institutional Managed Trust / Annual Report / September 30, 2018	261

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Electric Power Co Inc	2,138	$151
American Water Works Co Inc	815	72
CenterPoint Energy Inc	1,782	49
CMS Energy Corp	1,278	63
Consolidated Edison Inc	1,401	107
Dominion Energy Inc	2,848	200
DTE Energy Co	814	89
Duke Energy Corp	3,069	245
Edison International	1,395	94
Entergy Corp	832	67
Evergy Inc	1,200	66
Eversource Energy	1,437	88
Exelon Corp	4,206	184
FirstEnergy Corp	2,047	76
NextEra Energy Inc	2,059	345
NiSource Inc	1,591	40
NRG Energy Inc	1,306	49
PG&E Corp *	2,346	108
Pinnacle West Capital Corp	451	36
PPL Corp	3,145	92
Public Service Enterprise Group Inc	2,163	114
SCANA Corp	713	28
Sempra Energy	1,158	132
Southern Co/The	4,411	192
WEC Energy Group Inc	1,451	97
Xcel Energy Inc	2,326	110

		3,041

Total Common Stock (Cost $76,158) ($ Thousands)		109,875

	Face Amount (Thousands)

LOAN PARTICIPATIONS — 7.7%
Academy, Ltd., Initial Term Loan, 1st Lien
6.104%, VAR LIBOR+4.000%, 07/01/2022	746	578
Acosta, (fka Acosta Holdco), Dollar Revolving Credit Loan, 1st Lien
5.398%, VAR LIBOR+3.250%, 09/26/2019 (B)(H)	44	209
0.000%, 09/26/2019	356	72
Acosta, (fka Acosta Holdco), Multicurrency Revolving Credit Loan, 1st Lien
7.500%, 09/26/2019 (B)	89	62
5.462%, VAR LIBOR+3.250%, 09/26/2019 (B)(H)	667	468
Advanced Integration Technology LP, Term B-1 Loan, 1st Lien
7.220%, VAR LIBOR+4.750%, 04/03/2023 (H)	132	132

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Advantage Sales & Marketing, Revolving Loan, 1st Lien
5.114%, 07/25/2019 (B)(H)	$75	$70
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.383%, VAR LIBOR+3.250%, 04/28/2022	796	783
AkzoNobel (Starfruit), Term Loan B
0.000%, 09/19/2025 (I)	300	351
AkzoNobel (Starfruit), Term Loan B, 1st Lien
0.000%, 09/19/2025 (I)	850	853
Albany Molecular Research, Cov-Lite, Term Loan, 1st Lien
5.492%, 08/30/2024	746	747
Albertson’s LLC, 2017-1 Term B-6 Loan, 1st Lien, Ser 2017-1
5.311%, VAR LIBOR+3.000%, 06/22/2023	746	746
Altice Financing S.A., March 2017 Refinancing Term Loan, 1st Lien
4.908%, VAR LIBOR+2.750%, 07/15/2025	866	849
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
4.470%, VAR LIBOR+2.250%, 04/06/2024	295	295
4.450%, VAR LIBOR+2.250%, 04/06/2024	200	200
American Builders & Contractors Supply, Term B-2 Loan, 1st Lien
4.242%, VAR LIBOR+2.000%, 10/31/2023	955	952
American Media, Bridge Loan
10.334%, 09/30/2018	870	861
American Renal Associates, Term Loan, 1st Lien
5.492%, VAR LIBOR+3.250%, 06/21/2024	938	930
Arby’s Restaurant Group, Inc., Term Loan B, 1st Lien
5.460%, 02/05/2025	1,194	1,195
Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 1st Lien
4.165%, VAR LIBOR+2.000%, 01/15/2025	2,688	2,696
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
4.186%, VAR LIBOR+2.000%, 10/01/2022	826	828
BMC Software Finance, Inc., Initial B-2 US Term Loan
5.492%, VAR LIBOR+3.250%, 09/10/2022	1,213	1,225

262	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Boyd Gaming Corporation, Refinancing Term B Loan
4.417%, VAR LIBOR+2.500%, 09/15/2023	$497	$500
BWay Holding Company , Initial Term Loan, 1st Lien
5.581%, VAR LIBOR+3.250%, 04/03/2024	996	995
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 12/23/2024	1,492	1,500
Camping World, Cov-Lite, Term Loan B, 1st Lien
4.870%, 11/08/2023	902	884
Catalent Pharma Solutions, Term Loan B, 1st Lien
4.492%, 05/20/2024	474	477
CBS Radio Inc., Additional Term B-1 Loan, 1st Lien
4.962%, VAR LIBOR+2.750%, 11/18/2024	746	740
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 03/01/2024	936	938
CityCenter Holdings, LLC ,Term B Loan, 1st Lien
4.492%, VAR LIBOR+2.250%, 04/18/2024	746	747
Crosby US Acquisition Corp., Initial Term Loan, 1st Lien
5.212%, VAR LIBOR+3.000%, 11/23/2020	1,872	1,847
Crown Finance US, Inc., Initial Dollar Tracnhe Term Loan
4.742%, 02/28/2025	1,542	1,540
CSC Holdings, LLC (fka CSC Holdings, Inc.), January 2018 Incremental Term Loan
4.658%, 01/25/2026	1,496	1,501
CWGS Group, LLC, Term Loan, 1st Lien
4.870%, 11/03/2023	8	8
4.826%, 11/08/2023	—	—
Datix Bidco Ltd
7.022%, 04/18/2025 (B)(H)	213	211
DJO Finance LLC, Initial Term Loan, 1st Lien
5.587%, VAR LIBOR+3.250%, 06/08/2020	218	217
DJO Finance LLC, Term Loan, 1st Lien
5.492%, VAR LIBOR+3.250%, 06/08/2020	216	216

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Energy Solutions, 1st Lien
6.136%, 05/09/2025 (B)	$2,020	$2,032
First Data Corporation, New Dollar Term Loan, Ser 2024-A
4.212%, VAR LIBOR+2.000%, 04/26/2024	1,160	1,161
Flex Acquisition Company, Inc., Initial Term Loan, 1st Lien
5.337%, VAR LIBOR+3.000%, 12/29/2023	748	747
Four Seasons, 1st Lien
4.242%, 11/30/2023	935	935
Galls LLC, Term Loan, 1st Lien
8.492%, 01/31/2025 (B)(H)	20	20
8.492%, 01/31/2024 (B)(H)	7	6
8.415%, 01/31/2024 (B)(H)	2	2
8.408%, 01/31/2024 (B)(H)	3	3
8.354%, 01/31/2024 (H)	3	3
8.326%, 01/31/2025 (B)(H)	281	278
0.000%, 01/31/2024 (H)	11	9
Gates Global LLC, Initial B-2 Dollar Term Loan
4.992%, 04/01/2024	480	482
Getty Images, Initial Term Loan, 1st Lien
5.742%, VAR LIBOR+3.500%, 10/18/2019	2,281	2,263
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 10/04/2023	407	408
4.898%, VAR LIBOR+2.750%, 10/04/2023	305	306
Greatbatch Ltd, Term Loan
5.140%, 10/27/2022	600	603
GYP Holdings III, Incremental 1st Lien Term Loan
4.992%, 06/01/2025	798	796
Immucor, Term B-3 Loan, 1st Lien
7.386%, VAR LIBOR+5.000%, 06/15/2021	444	451
Insight Fourth Hospitality, Term Loan, 1st Lien
8.250%, 07/15/2021 (B)(H)	1,004	1,299
Intrawest ULC, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.250%, 07/31/2024	1,177	1,178
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
4.742%, VAR LIBOR+2.500%, 08/18/2022	945	946

SEI Institutional Managed Trust / Annual Report / September 30, 2018	263

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Jazz Acquisition, Revolving Term Loan, 1st Lien
5.742%, VAR LIBOR+3.500%, 06/19/2019 (B)(H)	$180	$169
Lineage Logistics LLC Term Loan, 2nd Lien
5.242%, 02/27/2025	398	397
Lions Gate Capital Holdings LLC, Term B Loan, 1st Lien
4.492%, 03/24/2025	498	498
Lytx, Term Loan, 1st Lien
8.992%, 08/31/2023 (B)(H)	660	618
McGraw-Hill Global Education Holdings LLC, Cov-Lite, Term Loan B, 1st Lien
6.242%, VAR LIBOR+4.000%, 05/04/2022	505	490
McGraw-Hill Global Education Holdings LLC, Term Loan, 1st Lien
11.000%, 04/20/2022 (B)(H)	300	284
Meredith Corporation, Term Loan, 1st Lien
5.242%, VAR LIBOR+3.000%, 01/31/2025	1,064	1,069
Michaels Stores, Inc., 2018 New Replacement Term B Loan
4.742%, VAR LIBOR+2.500%, 01/30/2023	664	660
4.712%, VAR LIBOR+2.500%, 01/30/2023	43	43
4.658%, VAR LIBOR+2.500%, 01/30/2023	250	248
Misys Ltd, Cov-Lite, Term Loan B, 1st Lien
5.886%, VAR LIBOR+3.500%, 06/13/2024	459	459
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
5.136%, VAR LIBOR+2.750%, 06/07/2023	914	916
Navistar, Inc., Tranche B Term Loan, 1st Lien
5.640%, 11/06/2024	547	550
Neiman Marcus Group LTD LLC, Other Term Loan, 1st Lien
5.370%, VAR LIBOR+3.250%, 10/25/2020	1,000	928
NEP/NCP Holdco, Amendment No. 4 Incremental Term Loan, 2nd Lien
5.492%, VAR LIBOR+3.250%, 07/21/2022	2,403	2,402
NEP/NCP Holdco, New Term Loan, 2nd Lien
9.148%, VAR LIBOR+7.000%, 01/23/2023 (B)	415	415
Opal Acquisition, Term Loan B, 1st Lien
6.134%, VAR LIBOR+4.000%, 11/27/2020	840	781

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Parexel International Corporation, Initial Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 09/27/2024	$746	$741
Party City Holdings Inc, 2018 Replacement Term Loan
5.000%, 08/19/2022	16	16
Party City Holdings Inc., 2018 Replacement Term Loan
5.280%, VAR LIBOR+2.750%, 08/19/2022	290	292
5.000%, 08/19/2022	278	280
Petco Animal Supplies, Inc., Term Loan, 1st Lien
5.592%, VAR LIBOR+3.000%, 01/26/2023	748	605
PetSmart, Inc., Tranche B-2 Loan, 1st Lien
5.120%, VAR LIBOR+3.000%, 03/11/2022	997	869
Pisces Midco, Inc., Initial Term Loan, 1st Lien
6.087%, 04/12/2025	750	757
Post Holdings, Inc., Series A Incremental Term Loan
4.220%, VAR LIBOR+2.000%, 05/24/2024	946	946
PQ Corp, Term Loan B
4.742%, 02/08/2025	935	936
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan
4.992%, VAR LIBOR+2.750%, 05/02/2022	497	500
Quikrete Holdings, Inc., Initial Loan
4.992%, VAR LIBOR+2.750%, 11/15/2023	935	937
Reynolds Group Holdings Inc., Incremental U.S. Term Loan
4.992%, VAR LIBOR+2.750%, 02/05/2023	1,086	1,091
Robertshaw US HOlding, Term Loan B, 1st Lien
5.750%, 02/28/2025	751	745
Scientific Games International, Inc., Initial Term B-5 Loan
5.044%, VAR LIBOR+2.750%, 08/14/2024	675	673
4.992%, VAR LIBOR+2.750%, 08/14/2024	161	161
Shearer’s Foods LLC, Term Loan, 2nd Lien
8.992%, VAR LIBOR+6.750%, 06/30/2022 (B)(H)	825	780
6.492%, VAR LIBOR+3.938%, 06/30/2021 (B)	881	873

264	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
SS&C Technologies, Cov-Lite, Term Loan B3, 1st Lien
4.492%, 04/16/2025	$3,766	$3,768
SS&C Technologies, Cov-Lite, Term Loan B4, 1st Lien
4.492%, 04/16/2025	1,462	1,463
Staples, Inc., Closing Date Term Loan
6.343%, VAR LIBOR+4.000%, 09/12/2024	769	769
Superior Vision/Davis Vision, Term Loan B, 1st Lien
5.242%, 12/02/2024	495	493
Techem, Term Loan B, 1st Lien
3.750%, 07/31/2025	585	684
UFC Holdings, Term Loan, 1st Lien
5.500%, 08/18/2023	748	752
Unitymedia, Term Loan B, 1st Lien
4.408%, 09/30/2025	750	751
Univar USA Inc., Term B-3 Loan, 1st Lien
4.492%, 07/01/2024	1,573	1,576
Univision Communications Inc., Term Loan, 1st Lien
4.992%, VAR LIBOR+2.750%, 03/15/2024	497	483
UPC Financing Partnership, Facility AR, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	766	766
Virgin Media Bristol LLC, K Facility, Term Loan, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/2026	935	936
Worldpay, LLC New Term A-5 Loan
3.634%, 01/16/2023 (B)	390	390

Total Loan Participations (Cost $76,634) ($ Thousands)		76,311

MORTGAGE-BACKED SECURITIES — 3.6%

Agency Mortgage-Backed Obligations — 0.6%
FHLMC CMO, Ser 2014-4320, Cl SD, IO
3.942%, VAR LIBOR USD 1 Month+6.100%,07/15/2039	610	74
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
6.215%, VAR ICE LIBOR USD 1 Month+4.150%,01/25/2025	368	395
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2,Cl M3
6.865%, VAR ICE LIBOR USD 1 Month+4.800%,05/25/2028	610	713

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M3
7.216%, VAR ICE LIBOR USD 1 Month+5.000%,12/25/2028	$250	$292
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M3
6.016%, VAR ICE LIBOR USD 1 Month+3.800%,03/25/2029	300	338
FNMA CMO, Ser 2012-115, Cl DS, IO
3.884%, VAR LIBOR USD 1 Month+6.100%,10/25/2042	821	132
FNMA CMO, Ser 2013-130, Cl SN, IO
4.434%, VAR LIBOR USD 1 Month+6.650%,10/25/2042	2,818	383
FNMA CMO, Ser 2015-30, Cl SJ, IO
3.384%, VAR LIBOR USD 1 Month+5.600%, 05/25/2045	1,033	118
FNMA CMO, Ser 2016-69,Cl BS, IO
3.884%, VAR LIBOR USD 1 Month+6.100%,10/25/2046	1,463	174
GNMA CMO, Ser 2010-9, Cl XD, IO
4.442%, VAR LIBOR USD 1 Month+6.600%,01/16/2040	3,265	512
GNMA CMO, Ser 2011-51, Cl DS, IO
4.485%, VAR LIBOR USD 1 Month+6.650%,04/20/2041	508	76
GNMA CMO, Ser 2013-124, Cl CS, IO
3.885%, VAR LIBOR USD 1 Month+6.050%,08/20/2043	348	51
GNMA CMO, Ser 2014-117, Cl SJ, IO
3.435%, VAR LIBOR USD 1 Month+5.600%,08/20/2044	993	113
GNMA CMO, Ser 2014-158, Cl SA, IO
3.442%, VAR LIBOR USD 1 Month+5.600%,10/16/2044	464	55
GNMA CMO, Ser 2015-110, Cl MS, IO
3.545%, VAR LIBOR USD 1 Month+5.710%,08/20/2045	570	66
GNMA CMO, Ser 2015-111, Cl IM, IO
4.000%,08/20/2045	4,874	886
GNMA CMO, Ser 2015-126, Cl IQ, IO
4.000%,09/20/2045	1,135	202
GNMA CMO, Ser 2015-126, Cl IM, IO
4.000%,09/20/2045	1,135	202
GNMA CMO, Ser 2015-168, Cl IP, IO
4.000%,11/20/2045	2,051	273
GNMA CMO, Ser 2015-57, Cl AS, IO
3.435%,VAR LIBOR USD 1 Month+5.600%,04/20/2045	3,912	450
GNMA CMO, Ser 2016-109, Cl IH, IO
4.000%,10/20/2045	2,738	502

SEI Institutional Managed Trust / Annual Report / September 30, 2018	265

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2016-27, Cl IA, IO
4.000%, 06/20/2045	$1,525	$254

		6,261

Non-Agency Mortgage-Backed Obligations — 3.0%
Bancorp Commercial Mortgage Trust, Ser 2018-CR3, Cl A
2.922%, VAR LIBOR USD 1 Month+0.850%, 01/15/2033 (A)	1,200	1,199
BCAP Trust, Ser 2006-AA2, Cl A1
2.235%, VAR ICE LIBOR USD 1 Month+0.170%,01/25/2037	644	606
BCAP Trust, Ser 2007-AA2, Cl 2A7
6.000%,04/25/2037	804	662
BX Trust, Ser 2017-IMC, Cl A
3.208%, VAR LIBOR USD 1 Month+1.050%,10/15/2032 (A)	910	911
Capmark Military Housing Trust, Ser 2007- AET2, Cl A
6.063%,10/10/2052 (A)	960	1,001
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A3
6.000%,07/25/2037	1,308	1,077
CSMC OA, Ser 2014-USA, Cl E
4.373%,09/15/2037 (A)	420	376
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
6.315%, VAR ICE LIBOR USD 1 Month+4.250%,01/25/2029	180	203
GAHR Commercial Mortgage Trust, Ser 2015-NRF, Cl GFX
3.495%,12/15/2019 (A)(F)	3,177	3,119
GE Business Loan Trust, Ser 2007-1, Cl C
2.608%, VAR LIBOR USD 1 Month+0.450%,04/16/2035 (A)	677	652
GreenPoint Mortgage Funding Trust, Ser 2005-AR1, Cl A2
2.505%, VAR ICE LIBOR USD 1 Month+0.440%,06/25/2045	520	501
GreenPoint Mortgage Funding Trust, Ser 2006-AR1, Cl A1A
2.645%, VAR ICE LIBOR USD 1 Month+0.580%,02/25/2036	1,269	1,252
GS Mortgage Securities Trust, Ser 2014-GSFL, Cl D
5.485%, VAR LIBOR USD 1 Month+3.900%,07/15/2031 (A)	673	677
GS Mortgage Securities Trust, Ser 2017-STAY, Cl E
4.308%, VAR LIBOR USD 1 Month+2.150%,07/15/2032 (A)	1,000	997

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2018-SRP5
5.731%,09/15/2031	$1,970	$1,970
Impac CMB Trust, Ser 2005-4, Cl 1M1
2.710%, VAR ICE LIBOR USD 1 Month+0.645%,05/25/2035	2,071	1,957
Ladder Capital Commercial Mortgage Trust, Ser 2017-FL1, Cl D
5.660%, VAR LIBOR USD 1 Month+3.600%,09/15/2034 (A)	1,000	1,008
Lone Star Portfolio Trust, Ser 2015-LSP, Cl E
7.663%, VAR LIBOR USD 1 Month+5.600%,09/15/2028 (A)	1,280	1,287
LSTAR Securities Investment, Ser 2017-8, Cl A
3.732%, VAR ICE LIBOR USD 1 Month+1.650%,11/01/2022 (A)	2,043	2,042
LSTAR Securities Investment, Ser 2017-9, Cl A
3.632%, VAR ICE LIBOR USD 1 Month+1.550%,12/01/2022 (A)	2,493	2,494
Morgan Stanley Re-REMIC Trust, Ser 2010- R5, Cl 4B
3.664%,06/26/2036 (A)	544	478
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
4.554%, VAR ICE LIBOR USD 1 Month+0.430%,03/26/2036 (A)	711	685
PFP III, Ser 2017-3, Cl C
4.658%, VAR LIBOR USD 1 Month+2.500%,01/14/2035 (A)	1,000	1,003
RALI Series Trust, Ser 2006-QO2, Cl A2
2.486%, VAR ICE LIBOR USD 1 Month+0.270%,02/25/2046	1,660	770
RALI Series Trust, Ser 2007-QO2, Cl A1
2.215%, VAR ICE LIBOR USD 1 Month+0.150%,02/25/2047	1,227	797
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 2A1
2.365%, VAR ICE LIBOR USD 1 Month+0.300%,10/25/2035	630	627
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 1A
2.448%, VAR 12 Month Treas Avg+0.700%,03/25/2047	874	813
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
4.059%,06/25/2035 (F)	292	299

		29,463

Total Mortgage-Backed Securities (Cost $34,933) ($ Thousands)		35,724

266	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds
3.000%, 08/15/2048	$1,800	$1,732
2.750%,11/15/2047	2,000	1,831
U.S. Treasury Notes
2.625%, 05/15/2021	10,000	9,937
1.250%, 03/31/2019	15,200	15,111

Total U.S. Treasury Obligations (Cost $28,764) ($ Thousands)		28,611

U.S. GOVERNMENT AGENCY OBLIGATION — 0.6%
FNMA
2.320%, VAR United States Secured Overnight Financing Rate+0.160%, 01/30/2020	5,820	5,806

Total U.S. Government Agency Obligation (Cost $5,820) ($ Thousands)		5,806

MUNICIPAL BONDS — 0.4%
Illinois — 0.1%
Illinois State, GO
7.350%, 07/01/2035	225	248
5.100%, 06/01/2033	645	619

		867

North Carolina — 0.1%
North Carolina State, Education Assistance Authority, Ser A-3, RB
3.235%,10/25/2041 (J)	1,167	1,185

Puerto Rico — 0.2%
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A, RB
6.130%, 08/01/2028 (B)(C)	15	12
6.130%, 08/01/2029 (B)(C)	10	8
6.130%, 08/01/2030 (B)(C)	40	33
6.130%, 08/01/2037 (B)(C)	120	98
6.130%, 08/01/2038 (B)(C)	75	62
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser B, RB
6.050%, 08/01/2036 (B)(C)	270	221
6.050%, 08/01/2037 (B)(C)	30	25
6.050%, 08/01/2039 (B)(C)	15	12
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser C, RB
5.000%, 08/01/2021 (B)(C)	10	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser C, RB
6.000%, 08/01/2031 (B)(C)	$135	$111
6.000%, 08/01/2032 (B)(C)	35	29
6.000%, 08/01/2038 (B)(C)	120	98
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser C, RB Callable 08/01/2019 @ 100
5.750%, 08/01/2057 (B)(C)	5	4
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser C, RB Callable 08/01/2021 @ 100
5.250%, 08/01/2040 (B)(C)	85	71
5.000%, 08/01/2040 (B)(C)	65	55
5.000%, 08/01/2046 (B)(C)	25	21
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser D, RB Callable 08/01/2021 @ 100
4.850%, 08/01/2036 (B)(C)	10	8
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Sub-Ser A, RB Callable 08/01/2019 @ 100
6.500%, 08/01/2044 (B)(C)	1,020	500
5.750%, 08/01/2037 (B)(C)	240	118
5.500%, 08/01/2028 (B)(C)	5	2
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Sub-Ser A, RB Callable 02/01/2020 @ 100
5.500%, 08/01/2037 (B)(C)	15	7
5.375%, 08/01/2039 (B)(C)	210	103
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Sub-Ser A-1, RB Callable 08/01/2021 @ 100
5.000%, 08/01/2043 (B)(C)	20	10

		1,617

Total Municipal Bonds (Cost $3,553) ($ Thousands)		3,669

CONVERTIBLE BONDS — 0.2%
Cheniere Energy CV to 7.2265 Shares
4.250%, 03/15/2045	200	160
Cree
0.875%, 09/01/2023 (A)	150	138
Finisar
0.500%, 12/15/2036	90	82
FTI Consulting
2.000%, 08/15/2023 (A)	430	418
GCI Liberty
1.750%, 09/30/2046 (A)	410	451

SEI Institutional Managed Trust / Annual Report / September 30, 2018	267

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS (continued)
Liberty Media
2.125%, 03/31/2048 (A)	$220	$217
Live Nation Entertainment
2.500%, 03/15/2023 (A)	80	86
Palo Alto Networks
0.750%, 07/01/2023 (A)	160	167
Splunk
0.500%, 09/15/2023 (A)	180	186
Twitter
0.250%, 06/15/2024 (A)	130	114

Total Convertible Bonds (Cost $2,009) ($ Thousands)		2,019

	Shares
PREFERRED STOCK — 0.0%

Financials — 0.0%
B. Riley Financial, 6.875%	6,625	166

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
GSC Partners Fund V, Ser 2004-5I, 0.000% *(B)(H)	100	$—

		166

Total Preferred Stock (Cost $204) ($ Thousands)		166

Total Investments in Securities — 94.1% (Cost $917,155) ($ Thousands)		$932,122

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(K) (Cost $456) ($ Thousands)	4,961,830	$324

WRITTEN OPTIONS* — (0.2)%

Total Written Options(K) (Premiums Received $1,900) ($ Thousands)	(1,169)	$(1,944)

A list of the open exchange traded options contracts for the Fund at September 30, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%

Put Options
October 2018, S&P E-mini European Style Weekly Options*	66	$9,633	$2,550.00	10/20/18	$5
October 2018, S&P E-mini European Style Weekly Options*	197	28,752	2,600.00	10/20/18	19
November 2018, S&P E-mini European Style Weekly Options*	95	564	2,600.00	11/17/18	28
November 2018, S&P E-mini European Style Weekly Options*	116	16,930	2,650.00	11/17/18	43
November 2018, S&P E-mini European Style Weekly Options*	143	20,871	2,700.00	11/17/18	70
December 2018, U.S. 10 Year Future Option*	58	6,889	118.00	11/17/18	18
December 2018, U.S. 10 Year Future Option*	29	3,445	119.00	11/17/18	21

		87,084			204

Call Options
December 2018, U.S. 10 Year Future Option*	126	14,966	120.00	11/17/18	26

Total Purchased Options		$102,050			$230

WRITTEN OPTIONS — (0.2)%

Put Options
October 2018, S&P E-mini European Style Weekly Options*	(207)	$(30,212)	2,450.00	10/20/18	$(11)
November 2018, S&P E-mini European Style Weekly Options*	(211)	(30,795)	2,400.00	11/17/18	(30)

268	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN OPTIONS (continued)
November 2018, S&P E-mini European Style Weekly Options*	(143)	$(20,871)	$2,550.00	11/17/18	$(35)
December 2018, U.S. 10 Year Future Option*	(58)	(6,889)	116.50	11/17/18	(5)

		(88,767)			(81)

Call Options
SPX US 10/19/18 C2890*	(250)	$(72,849)	2,890.00	10/20/18	$(1,097)
SPX US 10/19/18 C2905*	(250)	(72,849)	2,905.00	10/20/18	(764)
December 2018, U.S. 10 Year Future Option*	(25)	(2,970)	122.00	11/17/18	(1)
December 2018, U.S. 10 Year Future Option*	(25)	(2,970)	122.50	11/17/18	(1)

		(151,638)			(1,863)

Total Written Options		$(240,405)			$(1,944)

A list of the open OTC options contracts for the Fund at September 30, 2018, is as follows:

Description	Counterparty	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%
Put Options
OTC USD PUT/AUD CALL .7396*	Barclays PLC	3,283,000	$4,531	$0.74	11/17/18	$65
OTC USD PUT/COP CALL 2947*	Morgan Stanley	1,678,000	4,981,982	2,947.04	11/17/18	29

Total Purchased Option			$4,986,513			$94

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

90-Day Euro$	295	Dec-2019	$ 71,564	$ 71,434	$ (129)
90-Day Euro$	(188)	Dec-2018	(45,761)	(45,750)	11
90-Day Euro$	335	Jun-2020	81,238	81,095	(143)
Euro-BTP	15	Dec-2018	2,157	2,158	1
Euro-Bund	(258)	Dec-2018	(48,242)	(47,584)	387
S&P 500 Index E-MINI	244	Dec-2018	35,442	35,612	170
U.S. 2-Year Treasury Note	200	Dec-2018	42,265	42,147	(118)
U.S. 2-Year Treasury Note	(7)	Dec-2018	(1,479)	(1,475)	4
U.S. 5-Year Treasury Note	581	Dec-2018	65,595	65,349	(246)
U.S. 5-Year Treasury Note	(184)	Dec-2018	(20,862)	(20,696)	166
U.S. 10-Year Treasury Note	(48)	Dec-2018	(5,765)	(5,702)	64
U.S. 10-Year Treasury Note	908	Dec-2018	109,219	107,854	(1,368)
U.S. Long Treasury Bond	92	Dec-2018	13,249	12,926	(323)
U.S. Long Treasury Bond	(29)	Dec-2018	(4,192)	(4,075)	118
U.S. Ultra Long Treasury Bond	75	Dec-2018	11,854	11,571	(283)
Ultra 10-Year U.S. Treasury Note	(92)	Dec-2018	(11,777)	(11,592)	185

			$ 294,505	$ 293,272	$ (1,504)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/24/18	ZAR	20,133	USD	1,484	$66

SEI Institutional Managed Trust / Annual Report / September 30, 2018	269

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/17/18	USD	1,983	INR	137,440	$ (94)
Barclays PLC	10/18/18	USD	1,214	CAD	1,584	12
Barclays PLC	10/18/18	EUR	2,584	USD	2,952	(52)
Barclays PLC	10/18/18	USD	3,320	JPY	371,080	(48)
Barclays PLC	10/18/18	TWD	9,454	USD	311	1
Barclays PLC	10/18/18	RUB	77,300	USD	1,168	(10)
Barclays PLC	11/01/18	GBP	1,454	USD	1,859	(40)
Barclays PLC	11/15/18	ARS	32,011	USD	779	41
Citigroup	10/17/18	INR	48,239	USD	670	6
Citigroup	10/18/18	USD	547	TWD	16,783	5
Citigroup	10/18/18	AUD	1,290	USD	955	22
Citigroup	10/18/18	USD	1,578	EUR	1,360	3
Citigroup	10/18/18	USD	1,807	AUD	2,450	(34)
Citigroup	10/18/18	USD	2,524	MXN	48,395	56
Citigroup	10/18/18	USD	2,886	IDR	42,601,000	(35)
Citigroup	10/18/18	USD	5,093	CAD	6,638	45
Citigroup	10/18/18	EUR	7,572	USD	8,926	119
Citigroup	10/18/18	EUR	100	USD	114	(2)
Citigroup	10/18/18	TWD	14,850	USD	488	—
Citigroup	10/18/18	RUB	64,670	USD	981	(5)
JPMorgan Chase Bank	10/18/18	USD	269	TWD	8,273	2
JPMorgan Chase Bank	11/21/18	EUR	17,396	USD	20,413	125

						$ 183

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.EM.29	Sell	1.00%	Quarterly	06/20/2023	(16,290)	$(541)	$(392)	$(149)
CDX.NA.HY.30	Sell	5.00%	Quarterly	06/20/2023	(51,175)	3,991	3,826	165
CDX.NA.HY.30	Sell	5.00%	Quarterly	07/12/2023	(3,200)	222	253	(31)
CDX.NA.IG.29	Sell	1.00%	Quarterly	12/20/2022	(3,150)	67	56	11
CDX.NA.IG.30	Sell	1.00%	Quarterly	06/20/2023	(64,100)	1,272	1,033	239
CDX.NA.WY.30	Buy	1.00%	Annually	12/20/2023	(1,705)	(42)	(43)	1

						$4,969	$4,733	$236

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1-DAY BRL - CETIP	7.90%	Monthly	01/02/2020	BRL	25	$—	$—	$—
28-DAY MXN - TIIE	7.60	Monthly	06/17/2020	MXN	20,000	(6)	(1)	(5)
3-MONTH ZAR - JIBOR	7.50%	Quarterly	09/19/2020	ZAR	13,450	1	1	0
0.00%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2020	EUR	880	(1)	(1)	0
0.25%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2021	EUR	2,680	(11)	(15)	4
2.55%	6-MONTH PZL - WIBOR	Semi-Annually	03/21/2023	PLN	14,130	(19)	7	(26)
0.75%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2023	EUR	4,790	(83)	(96)	13

270	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.50%	6-MONTH GBP - LIBOR	Semi-Annually	12/19/2025	GBP	490	$5	$—	$5
1.00%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2025	EUR	4,220	(64)	(117)	53
1.75%	6-MONTH GBP - LIBOR	Semi-Annually	12/19/2028	GBP	710	(3)	(13)	10
1.25%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2028	EUR	1,400	124	(43)	167
1.50%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2038	EUR	500	1	(3)	4
1.75%	6-MONTH EUR - EURIBOR	Semi-Annually	12/19/2048	EUR	140	(8)	(9)	1

						$(64)	$(290)	226

Percentages are based on Net Assets of $990,451 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $294,970 ($ Thousands), representing 29.8% of the Net Assets of the Fund.

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $38,230 ($ Thousands) and represented 3.5% of the Net Assets of the Fund.
(C)	Security is in default on interest payment.
(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(E)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(G)	Interest rate unavailable.
(H)	Level 3 security in accordance with fair value hierarchy.
(I)	Unsettled bank loan. Interest rate not available.
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(K)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

ARS — Argentine Peso

AUD — Australian Dollar

CAD — Canadian Dollar

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CV — Convertible Security

CZK — Czech Koruna

EGP — Egyptian Pound

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

JSC — Joint-Stock Company

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

S&P — Standard & Poor’s

Ser — Series

SPX — Standard & Poor’s 500 Index

TWD — Taiwan Dollar

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$383,422	$–	$383,422
Sovereign Debt	–	158,601	–	158,601
Asset-Backed Securities	–	127,918	–	127,918
Common Stock	108,964	–	911	109,875
Loan Participations	–	71,748	4,563	76,311
Mortgage-Backed Securities	–	35,724	–	35,724
U.S. Treasury Obligations	–	28,611	–	28,611
U.S. Government Agency Obligation	–	5,806	–	5,806
Municipal Bonds	–	3,669	–	3,669
Convertible Bonds	–	2,019	–	2,019
Preferred Stock	166	–	–	166

Total Investments in Securities	$109,130	$817,518	$5,474	$932,122

SEI Institutional Managed Trust / Annual Report / September 30, 2018	271

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Income Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$230	$94	$—	$324
Written Options	(1,944)	—	—	(1,944)
Futures Contracts *
Unrealized Appreciation	1,106	—	—	1,106
Unrealized Depreciation	(2,610)	—	—	(2,610)
Forwards Contracts *
Unrealized Appreciation	—	503	—	503
Unrealized Depreciation	—	(320)	—	(320)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	416	—	416
Unrealized Depreciation	—	(180)	—	(180)
Interest Rate Swaps *
Unrealized Appreciation	—	257	—	257
Unrealized Depreciation	—	(31)	—	(31)

Total Other Financial Instruments	$(3,218)	$739	$—	$(2,479)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Asset-Backed Securities	Investments in Loan Participations	Investments in Common Stock	Investments in Convertible Bonds	Investments in Mortgage Backed Securities

Balance as of October 1, 2017	$10,594	$3,902	$21,692	$79	$15	$11,018

Accrued discounts/premiums	(7)	—	(108)	—	—	(8)

Realized gain/(loss)	(69)	(15)	(4,302)	(471)	(131)	(8,351)

Change in unrealized appreciation/ (depreciation)	(114)	(5)	(86)	450	153	1

Purchases	—	—	2,238	854	—	—

Sales	(10,404)	(2,783)	(14,053)	—	(37)	(2,660)

Net transfer into Level 3	—	—	—	—	—	—

Net transfer out of Level 3	—	(1,100)	(818)	—	—	—

Ending Balance as of September 30, 2018	$—	$—	$4,563	$911	$—	$—

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(78)	$(1)	$(249)	$(12)	$—	$—

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

272	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 65.8%
U.S. Treasury Bills (A) **
2.407%, 06/20/2019	$41,000	$40,283
2.194%, 01/24/2019	8,000	7,944
2.177%, 02/28/2019	34,000	33,677
1.944%, 10/04/2018	21,100	21,096
U.S. Treasury Inflation Protected Securities
1.250%, 07/15/2020	59,926	60,610
0.625%, 07/15/2021 (C)	112,922	112,622
0.625%, 04/15/2023	43,276	42,714
0.375%, 07/15/2023	11,311	11,089
0.375%, 07/15/2025 (C)	21,496	20,806
0.125%, 04/15/2019	2,724	2,707
0.125%, 04/15/2020 (C)	90,096	88,919
0.125%, 04/15/2021	25,249	24,727
0.125%, 01/15/2022	2,450	2,389
0.125%, 04/15/2022 (C)	45,179	43,893
0.125%, 07/15/2022 (C)	29,510	28,795
0.125%, 01/15/2023	15,563	15,066
0.125%, 07/15/2024	21,041	20,211
0.125%, 07/15/2026	6,245	5,887
U.S. Treasury Notes **
2.235%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020 (C)	12,500	12,499
2.225%, VAR US Treasury 3 Month Bill Money Market Yield+0.033%, 04/30/2020 (B)	12,500	12,501

Total U.S. Treasury Obligations (Cost $616,882) ($ Thousands)		608,435

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 28.8%

Communication Services — 2.2%
Activision Blizzard Inc	4,673	$389
Alphabet Inc, Cl A *	1,597	1,928
Alphabet Inc, Cl C *	1,633	1,949
AT&T Inc (C)	179,731	6,035
Boingo Wireless Inc *	2,200	77
CenturyLink Inc	23,815	505
Cogent Communications Holdings Inc	700	39
Consolidated Communications Holdings Inc	3,466	45
Electronic Arts Inc *	1,983	239
Facebook Inc, Cl A *	13,568	2,231
IAC/InterActiveCorp *	300	65
Iridium Communications Inc *	3,400	76
Shenandoah Telecommunications Co	900	35
Sprint Corp *	17,208	113
Take-Two Interactive Software Inc, Cl A *	400	55
Telephone & Data Systems Inc	3,122	95
T-Mobile US Inc *	7,927	556
Twitter Inc *	4,392	125
United States Cellular Corp *	678	30
Verizon Communications Inc	101,344	5,411
Vonage Holdings Corp *	8,600	122
Zayo Group Holdings Inc *	3,761	131
Zillow Group Inc, Cl C *	700	31

		20,282

Consumer Discretionary — 0.0%
eBay Inc *	6,109	202
GrubHub Inc *	368	51

		253

Consumer Staples — 7.2%
Altria Group Inc (C)	67,714	4,084
Andersons Inc/The	1,500	56
Archer-Daniels-Midland Co	21,979	1,105
B&G Foods Inc, Cl A	2,329	64
Boston Beer Co Inc/The, Cl A *	150	43
Brown-Forman Corp, Cl A	1,828	93
Brown-Forman Corp, Cl B	9,369	474
Bunge Ltd	5,336	367
Calavo Growers Inc	954	92
Cal-Maine Foods Inc	650	31
Campbell Soup Co	6,796	249
Casey’s General Stores Inc	1,797	232
Central Garden & Pet Co, Cl A *	778	26
Church & Dwight Co Inc	8,868	526
Clorox Co/The	4,781	719
Coca-Cola Co/The (C)	138,764	6,409
Colgate-Palmolive Co	31,348	2,099
Conagra Brands Inc	14,654	498
Constellation Brands Inc, Cl A	5,773	1,245
Costco Wholesale Corp	16,569	3,892

SEI Institutional Managed Trust / Annual Report / September 30, 2018	273

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Coty Inc, Cl A	17,365	$218
Darling Ingredients Inc *	6,236	120
Dean Foods Co	4,072	29
Edgewell Personal Care Co *	1,834	85
elf Beauty Inc *	2,859	36
Energizer Holdings Inc	2,813	165
Estee Lauder Cos Inc/The, Cl A	8,317	1,209
Flowers Foods Inc	7,707	144
Fresh Del Monte Produce Inc	1,189	40
Freshpet Inc *	1,300	48
General Mills Inc	22,514	966
Hain Celestial Group Inc/The *	5,334	145
Herbalife Nutrition Ltd *	4,808	262
Hershey Co/The	5,294	540
Hormel Foods Corp	9,618	379
Hostess Brands Inc, Cl A *	3,370	37
Ingles Markets Inc, Cl A	1,453	50
Ingredion Inc	2,782	292
Inter Parfums Inc	1,600	103
J&J Snack Foods Corp	727	110
JM Smucker Co/The	4,314	443
John B Sanfilippo & Son Inc	300	21
Kellogg Co	9,203	644
Keurig Dr Pepper Inc	6,785	157
Kimberly-Clark Corp	13,578	1,543
Kraft Heinz Co/The	22,318	1,230
Kroger Co/The	31,231	909
Lamb Weston Holdings Inc	6,105	407
Lancaster Colony Corp	1,250	186
McCormick & Co Inc	4,773	629
Medifast Inc	400	89
MGP Ingredients Inc	900	71
Molson Coors Brewing Co, Cl B	6,315	388
Mondelez International Inc, Cl A	53,325	2,291
Monster Beverage Corp *	15,331	893
National Beverage Corp, Cl A *	533	62
Nu Skin Enterprises Inc, Cl A	1,802	148
PepsiCo Inc	51,696	5,780
Performance Food Group Co *	4,195	140
Philip Morris International Inc	56,263	4,588
Pilgrim’s Pride Corp *	3,578	65
Pinnacle Foods Inc	4,824	313
Post Holdings Inc *	2,272	223
PriceSmart Inc	1,650	134
Procter & Gamble Co/The (C)	92,129	7,668
Revlon Inc, Cl A *	2,203	49
Rite Aid Corp *	63,819	82
Sanderson Farms Inc	601	62
Seaboard Corp	19	70
SpartanNash Co	1,822	37
Spectrum Brands Holdings Inc	1,866	139
Sprouts Farmers Market Inc *	5,028	138

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SUPERVALU Inc *	1,553	$50
Sysco Corp, Cl A	17,729	1,299
TreeHouse Foods Inc *	2,857	137
Tyson Foods Inc, Cl A (C)	10,821	644
United Natural Foods Inc *	1,784	53
Universal Corp/VA	922	60
US Foods Holding Corp *	7,856	242
USANA Health Sciences Inc *	500	60
Vector Group Ltd	5,076	70
Walgreens Boots Alliance Inc	31,663	2,308
Walmart Inc	52,653	4,945
WD-40 Co	927	159

		66,908

Energy — 7.3%
Anadarko Petroleum Corp, Cl A	20,967	1,413
Andeavor (C)	5,601	860
Antero Resources Corp *	9,947	176
Apache Corp	15,467	737
Apergy Corp *	2,600	113
Arch Coal Inc	700	63
Archrock Inc	6,500	79
Baker Hughes a GE Co	16,240	549
C&J Energy Services Inc *	1,586	33
Cabot Oil & Gas Corp	17,025	383
Cactus Inc, Cl A *	2,200	84
California Resources Corp *	1,300	63
Callon Petroleum Co *	8,628	103
Carrizo Oil & Gas Inc *	2,700	68
Centennial Resource Development Inc/DE, Cl A *	7,800	170
Cheniere Energy Inc *	7,880	548
Chesapeake Energy Corp *	35,722	160
Chevron Corp (C)	75,294	9,207
Cimarex Energy Co	3,783	352
CNX Resources Corp *	9,162	131
Concho Resources Inc *	7,598	1,161
ConocoPhillips	45,376	3,512
CONSOL Energy Inc *	1,235	50
Continental Resources Inc/OK, Cl A *	3,404	232
Covia Holdings Corp *	2,360	21
Delek US Holdings Inc	3,858	164
Denbury Resources Inc *	23,700	147
Devon Energy Corp	20,533	820
Diamond Offshore Drilling Inc *	2,200	44
Diamondback Energy Inc, Cl A	3,955	535
Dril-Quip Inc *	1,388	73
Energen Corp *	3,538	305
EOG Resources Inc	22,387	2,856
EQT Corp	11,698	517
Extraction Oil & Gas Inc *	5,157	58
Exxon Mobil Corp (C)	165,948	14,109

274	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Forum Energy Technologies Inc *	3,887	$40
GasLog Ltd	2,800	55
Golar LNG Ltd	4,877	136
Green Plains Inc	3,800	65
Gulfport Energy Corp *	7,258	76
Halcon Resources Corp *	6,100	27
Halliburton Co	34,127	1,383
Helix Energy Solutions Group Inc *	7,900	78
Helmerich & Payne Inc	4,638	319
Hess Corp	10,853	777
HighPoint Resources Corp *	10,500	51
HollyFrontier Corp	6,231	436
Jagged Peak Energy Inc *	5,500	76
Keane Group Inc *	3,200	40
Kinder Morgan Inc	74,546	1,322
Kosmos Energy Ltd *	12,600	118
Laredo Petroleum Inc *	6,591	54
Marathon Oil Corp	33,474	779
Marathon Petroleum Corp	17,960	1,436
Matador Resources Co *	4,364	144
McDermott International Inc *	7,683	142
Murphy Oil Corp	6,858	229
Nabors Industries Ltd	12,251	76
National Oilwell Varco Inc, Cl A	14,623	630
Newfield Exploration Co *	8,389	242
Newpark Resources Inc, Cl A *	5,566	58
Noble Corp plc *	11,500	81
Noble Energy Inc	18,740	585
Oasis Petroleum Inc *	10,300	146
Occidental Petroleum Corp	29,772	2,446
Ocean Rig UDW Inc, Cl A *	2,000	69
Oceaneering International Inc, Cl A	4,468	123
Oil States International Inc *	2,170	72
ONEOK Inc	17,120	1,161
Parsley Energy Inc, Cl A *	12,091	354
Patterson-UTI Energy Inc	10,659	182
PBF Energy Inc, Cl A	4,829	241
PDC Energy Inc, Cl A *	2,550	125
Peabody Energy Corp	2,025	72
Penn Virginia Corp *	600	48
Phillips 66	16,167	1,822
Pioneer Natural Resources Co	6,871	1,197
ProPetro Holding Corp *	4,200	69
QEP Resources Inc *	12,594	143
Range Resources Corp	9,059	154
Renewable Energy Group Inc *	2,200	63
Resolute Energy Corp *	1,713	65
Ring Energy Inc *	3,490	35
Rowan Cos Plc, Cl A *	5,104	96
RPC Inc	4,128	64
Schlumberger Ltd, Cl A	55,616	3,388
Scorpio Tankers Inc	18,887	38

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SEACOR Holdings Inc, Cl A *	1,100	$54
SemGroup Corp, Cl A	2,990	66
Ship Finance International Ltd	5,300	74
SM Energy Co	6,263	198
Southwestern Energy Co *	30,022	153
SRC Energy Inc *	9,664	86
Superior Energy Services Inc *	7,681	75
Talos Energy Inc *	2,100	69
Targa Resources Corp	9,343	526
Tellurian Inc *	6,700	60
Transocean Ltd *(C)	18,300	255
Unit Corp *	3,271	85
US Silica Holdings Inc	3,378	64
Valero Energy Corp (C)	16,815	1,913
W&T Offshore Inc *	8,900	86
Weatherford International PLC *	43,950	119
Whiting Petroleum Corp *	3,552	188
WildHorse Resource Development Corp *	1,593	38
Williams Cos Inc/The	50,092	1,362
World Fuel Services Corp	2,874	80
WPX Energy Inc *	17,710	356

		67,431

Health Care — 5.9%
Abbott Laboratories	21,229	1,557
AbbVie Inc	20,195	1,910
ABIOMED Inc *	424	191
Acadia Healthcare Co Inc, Cl A *	1,066	38
ACADIA Pharmaceuticals Inc *	2,800	58
Aerie Pharmaceuticals Inc *	1,013	62
Aetna Inc, Cl A	4,077	827
Agilent Technologies Inc	5,336	376
Agios Pharmaceuticals Inc *	800	62
Alexion Pharmaceuticals Inc *	3,103	431
Align Technology Inc *	1,001	392
Alkermes PLC *	2,411	102
Allergan PLC	4,069	775
Alnylam Pharmaceuticals Inc *	1,201	105
Amedisys Inc *	400	50
AmerisourceBergen Corp, Cl A	2,533	234
Amgen Inc, Cl A (C)	8,350	1,731
Amicus Therapeutics Inc *	2,893	35
AMN Healthcare Services Inc *	1,400	77
Anthem Inc	3,078	844
Array BioPharma Inc *	2,163	33
athenahealth Inc *	393	53
Avanos Medical Inc *	1,437	98
Baxter International Inc (C)	6,657	513
Becton Dickinson and Co	3,281	856
Biogen Inc *	2,724	962
BioMarin Pharmaceutical Inc *	2,743	266
Bio-Rad Laboratories Inc, Cl A *	482	151

SEI Institutional Managed Trust / Annual Report / September 30, 2018	275

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bio-Techne Corp	450	$92
Bluebird Bio Inc *	597	87
Blueprint Medicines Corp *	540	42
Boston Scientific Corp *	17,350	668
Bristol-Myers Squibb Co	20,301	1,260
Brookdale Senior Living Inc, Cl A *	3,877	38
Bruker Corp	1,100	37
Cambrex Corp *	1,000	68
Cantel Medical Corp	400	37
Cardinal Health Inc	3,975	215
Catalent Inc *	2,556	116
Celgene Corp, Cl A *	9,007	806
Centene Corp *	2,743	397
Cerner Corp *	4,014	259
Charles River Laboratories International Inc *	753	101
Chemed Corp	280	89
Cigna Corp	2,949	614
Cooper Cos Inc/The, Cl A	772	214
CVS Health Corp	13,722	1,080
Danaher Corp, Cl A	7,983	867
DaVita Inc *	2,058	147
DENTSPLY SIRONA Inc	3,604	136
DexCom Inc *	1,100	157
Diplomat Pharmacy Inc *	1,800	35
Edwards Lifesciences Corp, Cl A *	2,857	497
Eli Lilly & Co	11,903	1,277
Emergent BioSolutions Inc *	1,100	72
Encompass Health Corp	2,078	162
Endo International PLC *	2,400	40
Ensign Group Inc/The	1,319	50
Envision Healthcare Corp *	1,878	86
Exact Sciences Corp *	1,239	98
Exelixis Inc *	3,701	66
Express Scripts Holding Co *	7,121	677
FibroGen Inc *	1,286	78
Gilead Sciences Inc (C)	16,501	1,274
Global Blood Therapeutics Inc *	500	19
Globus Medical Inc, Cl A *	800	45
Haemonetics Corp *	628	72
Halozyme Therapeutics Inc *	3,568	65
HCA Healthcare Inc	3,451	480
HealthEquity Inc *	500	47
Henry Schein Inc *	2,303	196
Heron Therapeutics Inc *	1,314	42
Hill-Rom Holdings Inc	1,351	128
HMS Holdings Corp *	3,000	98
Hologic Inc *	4,815	197
Horizon Pharma PLC *	1,828	36
Humana Inc	1,682	569
ICU Medical Inc *	324	92
IDEXX Laboratories Inc *	1,148	287

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Illumina Inc *	1,822	$669
Immunomedics Inc *	2,254	47
Incyte Corp *	2,643	183
Insmed Inc *	2,073	42
Insulet Corp *	578	61
Integra LifeSciences Holdings Corp *	728	48
Intuitive Surgical Inc *	1,437	825
Ionis Pharmaceuticals Inc *	1,876	97
IQVIA Holdings Inc *	2,282	296
Ironwood Pharmaceuticals Inc, Cl A *	1,628	30
Jazz Pharmaceuticals PLC *	629	106
Johnson & Johnson (C)	32,046	4,428
Laboratory Corp of America Holdings *	1,512	263
Ligand Pharmaceuticals Inc *	278	76
LivaNova PLC *	1,157	143
Loxo Oncology Inc *	375	64
Madrigal Pharmaceuticals Inc *	185	40
Magellan Health Inc *	600	43
Mallinckrodt PLC *	1,950	57
Masimo Corp *	892	111
McKesson Corp	2,653	352
Medicines Co/The *	850	25
Medidata Solutions Inc *	529	39
MEDNAX Inc *	1,127	53
Medtronic PLC	16,505	1,624
Merck & Co Inc	33,251	2,359
Mettler-Toledo International Inc *	440	268
Molina Healthcare Inc *	738	110
Mylan *	6,987	256
National HealthCare Corp	900	68
Nektar Therapeutics, Cl A *	2,284	139
Neogen Corp,Cl B *	569	41
Neurocrine Biosciences Inc *	1,128	139
NuVasive Inc *	1,200	85
Omnicell Inc *	650	47
Patterson Cos Inc	2,077	51
Penumbra Inc *	250	37
PerkinElmer Inc	1,052	102
Perrigo Co PLC	2,330	165
Pfizer Inc	70,804	3,120
Portola Pharmaceuticals Inc, Cl A *	1,237	33
PRA Health Sciences Inc *	898	99
Premier Inc, Cl A *	828	38
QIAGEN NV *	4,404	167
Quest Diagnostics Inc	2,433	263
Regeneron Pharmaceuticals Inc *	950	384
Repligen Corp *	1,388	77
ResMed Inc	2,033	234
Sage Therapeutics Inc *	797	113
Sarepta Therapeutics Inc *	909	147
Seattle Genetics Inc *	1,752	135
Spark Therapeutics Inc *	600	33

276	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STERIS PLC	1,498	$171
Stryker Corp	4,202	747
Supernus Pharmaceuticals Inc *	1,500	76
Syneos Health Inc, Cl A *	1,073	55
Teladoc Health Inc *	1,100	95
Teleflex Inc	800	213
Tenet Healthcare Corp *	2,000	57
Theravance Biopharma Inc *	1,382	45
Thermo Fisher Scientific Inc	5,246	1,280
Ultragenyx Pharmaceutical Inc *	476	36
United Therapeutics Corp *	822	105
UnitedHealth Group Inc	11,612	3,089
Universal Health Services Inc, Cl B	1,398	179
US Physical Therapy Inc	600	71
Varian Medical Systems Inc *	1,602	179
Veeva Systems Inc, Cl A *	1,421	155
Vertex Pharmaceuticals Inc *	3,524	679
Waters Corp *	1,101	214
WellCare Health Plans Inc *	522	167
West Pharmaceutical Services Inc	1,351	167
Wright Medical Group NV *	1,477	43
Zimmer Biomet Holdings Inc	2,903	382
Zoetis Inc, Cl A	6,394	585

		54,323

Information Technology — 2.0%
2U Inc *	500	38
Accenture PLC, Cl A	3,360	572
Adobe Systems Inc *	2,944	795
Akamai Technologies Inc *	1,437	105
Alliance Data Systems Corp	320	76
Amdocs Ltd	2,853	188
ANSYS Inc *	601	112
Aspen Technology Inc *	476	54
Atlassian Corp PLC, Cl A *	800	77
Autodesk Inc, Cl A *	1,502	234
Automatic Data Processing Inc	2,760	416
Black Knight Inc *	1,900	99
Blackbaud Inc, Cl A	360	37
Booz Allen Hamilton Holding Corp, Cl A	700	35
Broadridge Financial Solutions Inc	700	92
CA Inc	2,878	127
Cadence Design Systems Inc *	1,982	90
Cass Information Systems Inc	1,000	65
CDK Global Inc	965	60
Citrix Systems Inc *	900	100
Cognizant Technology Solutions Corp, Cl A	3,445	266
Conduent Inc *	2,908	65
CoreLogic Inc/United States *	678	33
Dell Technologies Inc Class V, Cl V *	239	23
DXC Technology Co	2,002	187
EPAM Systems Inc *	250	34

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Euronet Worldwide Inc *	327	$33
Fair Isaac Corp *	200	46
Fidelity National Information Services Inc, Cl B	2,053	224
First Data Corp,Cl A *	2,150	53
Fiserv Inc, Cl A *	2,504	206
FleetCor Technologies Inc *	552	126
Fortinet Inc *	850	78
Gartner Inc *	400	63
Genpact Ltd	1,050	32
Global Payments Inc	1,100	140
GoDaddy Inc, Cl A *	495	41
Guidewire Software Inc, Cl Z *	500	51
International Business Machines Corp (C)	5,187	784
Intuit Inc	1,503	342
Jack Henry & Associates Inc	451	72
Leidos Holdings Inc	1,200	83
Mastercard Inc, Cl A	5,133	1,143
MAXIMUS Inc	427	28
Microsoft Corp	41,787	4,779
Nuance Communications Inc *	3,100	54
Nutanix Inc, Cl A *	1,000	43
Oracle Corp, Cl B	15,651	807
Paychex Inc	1,975	145
PayPal Holdings Inc *	6,886	605
Proofpoint Inc *	350	37
PTC Inc *	600	64
Red Hat Inc *	1,252	171
Sabre Corp	2,300	60
salesforce.com Inc *	3,978	633
ServiceNow Inc *	1,013	198
Splunk Inc *	805	97
Square Inc, Cl A *	1,277	126
SS&C Technologies Holdings Inc	1,260	72
Symantec Corp, Cl A (C)	5,506	117
Synopsys Inc *	1,043	103
Tableau Software Inc, Cl A *	900	101
Teradata Corp *	828	31
Total System Services Inc	961	95
Tyler Technologies Inc *	229	56
Ultimate Software Group Inc/The *	150	48
VeriSign Inc *	591	95
Visa Inc, Cl A	9,908	1,487
VMware Inc, Cl A *	420	66
Western Union Co/The	4,200	80
WEX Inc *	200	40
Workday Inc, Cl A *	1,151	168
Worldpay Inc, Cl A *	1,557	158

		18,061

Real Estate — 2.8%
Acadia Realty Trust ‡	2,627	74

SEI Institutional Managed Trust / Annual Report / September 30, 2018	277

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Agree Realty Corp ‡	579	$31
Alexander & Baldwin Inc ‡	2,438	55
Alexandria Real Estate Equities Inc ‡	2,714	341
American Assets Trust Inc ‡	1,635	61
American Campus Communities Inc ‡	3,170	131
American Homes 4 Rent, Cl A ‡	8,594	188
American Tower Corp,Cl A ‡	10,235	1,487
Apartment Investment & Management Co, Cl A ‡	3,754	166
Apple Hospitality Inc ‡	4,014	70
Ashford Hospitality Trust Inc ‡	8,487	54
AvalonBay Communities Inc ‡	3,053	553
Boston Properties Inc ‡	3,311	408
Brandywine Realty Trust ‡	5,821	92
Brixmor Property Group Inc ‡	9,567	168
Brookfield Property Partners LP	5,177	108
Camden Property Trust ‡	2,003	187
CareTrust Inc ‡	4,700	83
CBL & Associates Properties Inc ‡	12,138	48
CBRE Group Inc, Cl A *	7,878	347
Chatham Lodging Trust ‡	3,100	65
Chesapeake Lodging Trust ‡	3,550	114
Colony Capital Inc ‡	14,866	91
Columbia Property Trust Inc ‡	4,550	108
CoreCivic Inc ‡	3,867	94
CoreSite Realty Corp ‡	986	110
Corporate Office Properties Trust ‡	2,828	84
Cousins Properties Inc, Cl A ‡	10,662	95
Crown Castle International Corp ‡	9,296	1,035
CubeSmart ‡	4,581	131
CyrusOne Inc ‡	2,236	142
DDR Corp ‡	4,485	60
DiamondRock Hospitality Co ‡	6,442	75
Digital Realty Trust Inc, Cl A ‡	4,602	518
Douglas Emmett Inc ‡	3,469	131
Duke Realty Corp ‡	8,859	251
Easterly Government Properties Inc ‡	3,375	65
EastGroup Properties Inc ‡	1,076	103
Empire State Realty Trust Inc, Cl A ‡	4,528	75
EPR Properties, Cl A ‡	1,453	99
Equinix Inc ‡	1,831	793
Equity Commonwealth *‡	3,150	101
Equity LifeStyle Properties Inc ‡	1,950	188
Equity Residential ‡	7,868	521
Essex Property Trust Inc ‡	1,551	383
Extra Space Storage Inc ‡	2,981	258
Federal Realty Investment Trust ‡	1,719	217
First Industrial Realty Trust Inc ‡	3,430	108
Forest City Realty Trust Inc, Cl A ‡	5,842	147
Four Corners Property Trust Inc ‡	1,178	30
Front Yard Residential Corp ‡	5,208	57
Gaming and Leisure Properties Inc ‡	5,256	185

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
GEO Group Inc/The ‡	3,947	$99
Getty Realty Corp ‡	2,400	69
Gladstone Commercial Corp ‡	3,038	58
Global Net Lease Inc ‡	1,542	32
Government Properties Income Trust, Cl A ‡	5,300	60
Gramercy Property Trust ‡	4,575	126
HCP Inc ‡	11,308	298
Healthcare Realty Trust Inc ‡	3,504	103
Healthcare Trust of America Inc, Cl A ‡	6,841	182
HFF Inc, Cl A	900	38
Highwoods Properties Inc ‡	2,551	121
Hospitality Properties Trust ‡	5,552	160
Host Hotels & Resorts Inc ‡	17,088	361
Howard Hughes Corp/The *	709	88
Hudson Pacific Properties Inc ‡	3,482	114
Investors Real Estate Trust ‡	12,440	74
Invitation Homes Inc ‡	6,983	160
Iron Mountain Inc ‡	6,457	223
JBG SMITH Properties ‡	1,800	66
Jones Lang LaSalle Inc	989	143
Kennedy-Wilson Holdings Inc	2,345	50
Kilroy Realty Corp ‡	2,528	181
Kimco Realty Corp ‡	11,927	200
Kite Realty Group Trust ‡	1,828	30
Lamar Advertising Co,Cl A ‡	1,884	147
LaSalle Hotel Properties ‡	2,577	89
Lexington Realty Trust ‡	9,300	77
Liberty Property Trust ‡	3,987	169
Life Storage Inc ‡	1,300	124
LTC Properties Inc ‡	1,379	61
Macerich Co/The ‡	3,312	183
Mack-Cali Realty Corp ‡	2,924	62
Medical Properties Trust Inc ‡	14 858	222
Mid-America Apartment Communities Inc ‡	2,819	282
Monmouth Real Estate Investment Corp, Cl A ‡	2,573	43
National Health Investors Inc ‡	1,041	79
National Retail Properties Inc ‡	3,500	157
National Storage Affiliates Trust ‡	1,128	29
New Senior Investment Group Inc ‡	4,478	26
NorthStar Realty Europe Corp ‡	2,008	28
Omega Healthcare Investors Inc ‡	7,074	232
Outfront Media Inc ‡	3,922	78
Paramount Group Inc ‡	6,407	97
Park Hotels & Resorts Inc ‡	3,593	118
Pebblebrook Hotel Trust ‡	2,728	99
Pennsylvania Real Estate Investment Trust ‡	5,061	48
Physicians Realty Trust ‡	5,878	99
Piedmont Office Realty Trust Inc, Cl A ‡	3,766	71
PotlatchDeltic Corp ‡	1,652	68
Preferred Apartment Communities Inc, Cl A ‡	3,424	60
Prologis Inc ‡	14 370	974

278	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PS Business Parks Inc ‡	502	$64
Public Storage ‡	3,125	630
QTS Realty Trust Inc, Cl A ‡	1,702	73
Rayonier Inc ‡	3,708	125
RE/MAX Holdings Inc, Cl A	500	22
Realogy Holdings Corp	3,701	76
Realty Income Corp ‡	6,499	370
Redfin Corp *	2,531	47
Regency Centers Corp ‡	3,562	230
Retail Opportunity Investments Corp ‡	5,100	95
Retail Properties of America Inc, Cl A ‡	7,590	93
Rexford Industrial Realty Inc ‡	1,328	42
RLJ Lodging Trust ‡	4,599	101
Ryman Hospitality Properties Inc ‡	972	84
Sabra Health Care Inc ‡	4,681	108
Saul Centers Inc ‡	834	47
SBA Communications Corp,Cl A *‡	2,953	474
Select Income ‡	2,726	60
Senior Housing Properties Trust ‡	6,344	111
Seritage Growth Properties ‡	1,900	90
Simon Property Group Inc ‡	6,933	1,225
SL Green Realty Corp ‡	1,970	192
Spirit Realty Capital Inc ‡	13,207	106
STAG Industrial Inc ‡	1,478	41
STORE Capital Corp ‡	4,355	121
Summit Hotel Properties Inc ‡	5,100	69
Sun Communities Inc ‡	1,852	188
Sunstone Hotel Investors Inc ‡	5,706	93
Tanger Factory Outlet Centers Inc ‡	2,478	57
Taubman Centers Inc ‡	1,635	98
Terreno Realty Corp ‡	978	37
Tier Inc ‡	1,628	39
UDR Inc ‡	6,257	253
UMH Properties Inc ‡	1,863	29
Uniti Group Inc ‡	4,262	86
Urban Edge Properties ‡	2,748	61
Ventas Inc ‡	8,183	445
VEREIT Inc ‡	21,820	158
VICI Properties Inc ‡	8,300	179
Vornado Realty Trust ‡	3,878	283
Washington Prime Group Inc ‡	15,400	112
Washington Real Estate Investment Trust ‡	2,478	76
Weingarten Realty Investors ‡	2,977	89
Welltower Inc ‡	8,021	516
Weyerhaeuser Co ‡	17,937	579
WP Carey Inc ‡	3,379	217
Xenia Hotels & Resorts Inc ‡	4,200	100

		26,235

Utilities — 1.4%
AES Corp	11,642	163
ALLETE Inc	1,350	101

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Alliant Energy Corp	3,928	$167
Ameren Corp	3,554	225
American Electric Power Co Inc	7,479	530
American States Water Co	1,200	73
American Water Works Co Inc	2,691	237
Aqua America Inc	3,003	111
Atmos Energy Corp	1,437	135
Avista Corp	700	35
Black Hills Corp, Cl A	1,300	76
California Water Service Group,Cl A	1,200	51
CenterPoint Energy Inc	7,608	210
Clearway Energy Inc, Cl C	3,419	66
CMS Energy Corp	4,204	206
Connecticut Water Service Inc	1,000	69
Consolidated Edison Inc	4,456	340
Dominion Energy Inc	10,037	705
DTE Energy Co	2,533	276
Duke Energy Corp	9,843	788
Edison International	4,680	317
El Paso Electric Co,Cl A	600	34
Entergy Corp	2,693	218
Evergy Inc	4,401	242
Eversource Energy	4,705	289
Exelon Corp	11,662	509
FirstEnergy Corp	8,522	317
Hawaiian Electric Industries Inc	2,728	97
IDACORP Inc, Cl A	1,100	109
MDU Resources Group Inc	3,645	94
MGE Energy Inc	2,300	147
National Fuel Gas Co	1,437	81
New Jersey Resources Corp	1,772	82
NextEra Energy Inc	6,868	1,151
NiSource Inc	5,146	128
Northwest Natural Gas Co	1,400	94
NorthWestern Corp	1,401	82
NRG Energy Inc	4,105	154
OGE Energy Corp	3,290	120
ONE Gas Inc	1,194	98
Ormat Technologies Inc	500	27
Otter Tail Corp	3,450	165
Pattern Energy Group Inc, Cl A	4,252	85
PG&E Corp	8,061	371
Pinnacle West Capital Corp	1,650	131
PNM Resources Inc	2,152	85
Portland General Electric Co	1,876	86
PPL Corp	11,280	330
Public Service Enterprise Group Inc	5,937	313
SCANA Corp	1,700	66
Sempra Energy	3,784	430
South Jersey Industries Inc, Cl A	927	33
Southern Co/The	15,424	672
Southwest Gas Holdings Inc	976	77

SEI Institutional Managed Trust / Annual Report / September 30, 2018	279

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Spire Inc	1,194	$88
UGI Corp	2,547	141
Unitil Corp	1,400	71
Vectren Corp	1,613	115
Vistra Energy Corp *	7,678	191
WEC Energy Group Inc	4,715	315
Xcel Energy Inc	7,198	340

		13,059

Total Common Stock (Cost $232,875) ($ Thousands)		266,552

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 8.6%

Communication Services — 0.8%
AT&T
4.125%, 02/17/2026	$574	567
3.400%, 05/15/2025	2,045	1,947
CBS
3.500%, 01/15/2025	835	796
CCO Holdings
4.000%, 03/01/2023 (D)	603	577
Sprint Capital
6.900%, 05/01/2019	1,485	1,509
Verizon Communications
4.862%, 08/21/2046	279	278
Vodafone Group
4.125%, 05/30/2025	827	821
3.750%, 01/16/2024	378	374

		6,869

Consumer Discretionary — 0.4%
Adient Global Holdings
4.875%, 08/15/2026 (D)	238	212
CCO Holdings
5.000%, 02/01/2028 (D)	282	265
Cox Communications
2.950%, 06/30/2023 (D)	240	227
CSC Holdings
6.750%, 11/15/2021	160	169
Expedia Group Inc
3.800%, 02/15/2028	805	742
General Motors
3.500%, 10/02/2018	465	465
International Game Technology
6.250%, 02/15/2022 (D)	560	580
KB Home
4.750%, 05/15/2019	382	384
Sirius XM Radio
5.000%, 08/01/2027 (D)	360	347

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Time Warner Cable
4.500%, 09/15/2042	$330	$282
Virgin Media Finance
5.250%, 02/15/2022	200	199
Ziggo BV
5.500%, 01/15/2027 (D)	223	209

		4,081

Consumer Staples — 0.2%
BRF
3.950%, 05/22/2023	254	230
Minerva Luxembourg
6.500%, 09/20/2026 (D)	286	268
5.875%, 01/19/2028	200	177
Sigma Alimentos
4.125%, 05/02/2026 (D)	212	203
Tyson Foods Inc
3.950%, 08/15/2024	715	713
2.650%, 08/15/2019	219	219
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (D)(E)(J)	660	42

		1,852

Energy — 1.1%
Antero Resources
5.125%, 12/01/2022	123	125
Cenovus Energy
5.700%, 10/15/2019	261	267
3.000%, 08/15/2022	52	50
Diamond Offshore Drilling
4.875%, 11/01/2043	370	271
Energy Transfer Partners
5.200%, 02/01/2022	465	483
4.500%, 11/01/2023	114	115
Enterprise Products Operating
5.200%, 09/01/2020	340	352
3.700%, 02/15/2026	730	719
Hess
4.300%, 04/01/2027	966	937
Marathon Petroleum
5.125%, 03/01/2021	196	203
Nabors Industries
5.500%, 01/15/2023	885	869
Noble Energy
4.150%, 12/15/2021	838	848
3.900%, 11/15/2024	606	595
PDC Energy
5.750%, 05/15/2026	600	570
Pertamina Persero MTN
6.450%, 05/30/2044	450	489
Petrobras Global Finance BV
6.250%, 03/17/2024	397	398

280	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Plains All American Pipeline
3.600%, 11/01/2024	$ 902	$868
Sabine Pass Liquefaction
5.000%, 03/15/2027	720	740
Sunoco
5.875%, 03/15/2028 (D)	257	247
4.875%, 01/15/2023 (D)	563	557
Western Gas Partners
4.750%, 08/15/2028	190	186
4.500%, 03/01/2028	285	274
Williams
3.900%, 01/15/2025	217	212

		10,375

Financials — 3.9%
ABN AMRO Bank
4.750%, 07/28/2025 (D)	269	270
Banco Santander
5.179%, 11/19/2025	400	402
3.500%, 04/11/2022	600	587
Banco Santander MTN
3.250%, 04/04/2026	EUR 300	363
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%, 12/31/2049	$ 362	391
6.300%, VAR ICE LIBOR USD 3 Month+4.553%, 12/29/2049	233	249
Bank of America MTN
4.450%, 03/03/2026	80	80
3.950%, 04/21/2025	1,205	1,180
Banque Federative du Credit Mutuel MTN
2.750%, 10/15/2020 (D)	470	463
Barclays
6.860%, VAR ICE LIBOR USD 6 Month+1.730%, 12/31/2049 (D)	131	141
5.200%, 05/12/2026	315	310
3.684%, 01/10/2023	695	677
BB&T MTN
2.625%, 06/29/2020	400	396
BNP Paribas
2.375%, 05/21/2020	200	197
BNP Paribas MTN
2.250%, 01/11/2027	EUR 434	507
BPCE
2.650%, 02/03/2021	$ 390	383
Capital One Financial
3.300%, 10/30/2024	1,152	1,097
CIT Group
5.250%, 03/07/2025	476	486
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 12/29/2049	311	318

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024	$1,416	$1,419
3.875%, 03/26/2025	905	880
Compass Bank
2.875%, 06/29/2022	905	871
Cooperatieve Rabobank UA
4.375%, 08/04/2025	657	651
Credit Agricole MTN
2.750%, 06/10/2020 (D)	400	395
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	555	558
3.800%, 06/09/2023	530	523
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Year Curr+1.730%, 08/09/2028	475	470
Goldman Sachs Group
5.000%, VAR ICE LIBOR USD 3 Month+2.874%, 05/10/2166	603	569
2.350%, 11/15/2021	847	817
Goldman Sachs Group MTN
3.917%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/2023	900	937
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	728	704
Guardian Life Insurance of America
4.850%, 01/24/2077 (D)	145	142
HSBC Bank USA
4.875%, 08/24/2020	450	462
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	478	473
4.250%, 03/14/2024	1,041	1,036
ING Bank
5.800%, 09/25/2023 (D)	1,092	1,151
ING Groep
4.100%, 10/02/2023	500	500
Intesa Sanpaolo
3.875%, 01/12/2028 (D)	465	393
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (D)	335	302
JPMorgan Chase
3.782%, VAR ICE LIBOR USD 3 Month+1.337%, 02/01/2028	590	574
JPMorgan Chase MTN
2.295%, 08/15/2021	551	536
Lincoln National
4.200%, 03/15/2022	355	360
Lloyds Banking Group
4.582%, 12/10/2025	941	924
Manufacturers & Traders Trust
2.625%, 01/25/2021	786	773
MetLife
5.700%, 06/15/2035	80	92

SEI Institutional Managed Trust / Annual Report / September 30, 2018	281

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Metropolitan Life Global Funding l
3.875%, 04/11/2022 (D)	$ 275	$ 278
Morgan Stanley MTN
5.000%, 11/24/2025	275	285
4.350%, 09/08/2026	854	847
Nationwide Building Society
4.000%, 09/14/2026 (D)	747	700
Nationwide Financial Services
5.375%, 03/25/2021 (D)	470	486
Navient
6.625%, 07/26/2021	770	803
Navient MTN
7.250%, 01/25/2022	52	55
Royal Bank of Scotland Group
8.625%, VAR USD Swap Semi 30/360 5 Year Curr+7.598%, 12/31/2049	825	884
4.706%, VAR ICE LIBOR USD 3 Month+2.320%, 09/29/2027	600	564
2.011%, VAR Euribor 3 Month+2.330%, 10/29/2049	EUR 100	112
Santander Holdings USA
4.400%, 07/13/2027	$ 1,135	1,086
Santander UK
5.000%, 11/07/2023 (D)	700	706
Standard Chartered
7.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.723%, 12/29/2049 (D)	200	205
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+6.301%, 12/29/2049	412	423
3.849%, VAR ICE LIBOR USD 3 Month+1.510%, 01/29/2049 (D)	400	332
Synchrony Financial
4.500%, 07/23/2025	945	912
UBS Group Funding Switzerland
4.125%, 09/24/2025 (D)	689	685
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month+2.914%, 12/29/2049	474	473
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month+3.580%, 05/15/2053	258	260
Wells Fargo
3.069%, 01/24/2023	881	860

		35,965

Health Care — 0.4%
Gilead Sciences Inc
2.550%, 09/01/2020	1,137	1,126
Halfmoon Parent
4.375%, 10/15/2028 (D)	382	381
4.125%, 11/15/2025 (D)	286	285
3.750%, 07/15/2023 (D)	242	241

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HCA
5.375%, 09/01/2026	$ 559	$565
Mylan
3.125%, 11/22/2028	EUR 485	575
Tenet Healthcare
5.125%, 05/01/2025	$ 388	382
Zimmer Biomet Holdings
2.700%, 04/01/2020	480	475

		4,030

Industrials — 0.4%
Adani Ports & Special Economic Zone
3.950%, 01/19/2022 (D)	670	656
Alfa
5.250%, 03/25/2024 (D)	660	675
Avis Budget Car Rental
5.250%, 03/15/2025 (D)	467	438
Embraer Netherlands Finance BV
5.400%, 02/01/2027	670	684
General Electric
5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/2049	300	292
Odebrecht Finance
7.125%, 06/26/2042 (D)	444	153
Rumo Luxembourg Sarl
5.875%, 01/18/2025 (D)	409	379
United Technologies
3.950%, 08/16/2025	570	567

		3,844

Information Technology — 0.4%
Broadcom
3.875%, 01/15/2027	486	458
Broadcom Corp
3.625%, 01/15/2024	226	220
Hewlett Packard Enterprise
2.100%, 10/04/2019 (D)	794	786
Lam Research
2.800%, 06/15/2021	640	629
Seagate HDD Cayman
4.750%, 01/01/2025	427	409
Total System Services
4.000%, 06/01/2023	392	395
Western Digital
4.750%, 02/15/2026	838	810

		3,707

Materials — 0.4%
Dow Chemical
4.250%, 11/15/2020	131	133
Eastman Chemical Co
3.800%, 03/15/2025	318	314

282	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Minsur
6.250%, 02/07/2024 (D)	$168	$173
Mosaic
5.625%, 11/15/2043	287	294
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (D)	408	400
Suzano Austria GmbH
6.000%, 01/15/2029 (D)	713	716
Vale Overseas
6.250%, 08/10/2026	1,080	1,184
Yamana
4.950%, 07/15/2024	462	455

		3,669

Real Estate — 0.2%
Host Hotels & Resorts
3.750%, 10/15/2023	16	15
SBA Tower Trust
3.156%, 10/08/2020 (D)	950	943
Welltower
4.000%, 06/01/2025	550	543

		1,501

Utilities — 0.4%
AES
4.000%, 03/15/2021	463	462
Enel Chile
4.875%, 06/12/2028	650	656
Exelon Generation
2.950%, 01/15/2020	619	617
Genneia
8.750%, 01/20/2022 (D)	327	304
Israel Electric
5.000%, 11/12/2024 (D)	792	804
Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (D)	594	610
Terraform Global Operating
6.125%, 03/01/2026 (D)	188	181

		3,634

Total Corporate Obligations (Cost $80,981) ($ Thousands)		79,527

MORTGAGE-BACKED SECURITIES — 6.2%

Agency Mortgage-Backed Obligations — 0.6%
FHLMC CMO, Ser 2017-4693, Cl SL, IO
3.992%, VAR LIBOR USD 1 Month+6.150%,06/15/2047	2,647	435
FHLMC CMO, Ser 2017-4727, Cl SA, IO
4.042%, VAR LIBOR USD 1 Month+6.200%,11/15/2047	2,262	367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
6.866%, VAR ICE LIBOR USD 1 Month+4.650%,10/25/2028	$400	$460
FNMA CMO, Ser 2011-131, Cl ST, IO
4.324%, VAR LIBOR USD 1 Month+6.540%,12/25/2041	1,369	234
FNMA CMO, Ser 2014-17,Cl SA, IO
3.834%, VAR LIBOR USD 1 Month+6.050%,04/25/2044	3,315	499
FNMA CMO, Ser 2014-78, Cl SE, IO
3.884%, VAR LIBOR USD 1 Month+6.100%,12/25/2044	2,470	352
FNMA CMO, Ser 2014-92, Cl SX, IO
3.884%, VAR LIBOR USD 1 Month+6.100%,01/25/2045	2,837	429
FNMA CMO, Ser 2016-77, Cl DS, IO
3.784%, VAR LIBOR USD 1 Month+6.000%,10/25/2046	2,641	404
FNMA CMO, Ser 2017-62, Cl AS, IO
3.934%, VAR LIBOR USD 1 Month+6.150%,08/25/2047	2,710	434
FNMA CMO, Ser 2017-81, Cl SA, IO
3.984%, VAR LIBOR USD 1 Month+6.200%,10/25/2047	2,692	447
FNMA CMO, Ser 2017- 97, Cl LS, IO
3.984%, VAR LIBOR USD 1 Month+6.200%,12/25/2047	2,843	473
GNMA CMO, Ser 2017-122, Cl SA, IO
4.035%, VAR LIBOR USD 1 Month+6.200%,08/20/2047	1,842	318
GNMA CMO, Ser 2017-134, Cl SE, IO
4.035%, VAR LIBOR USD 1 Month+6.200%,09/20/2047	2,123	329

		5,181

Non-Agency Mortgage-Backed Obligations — 5.6%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%,07/25/2035	97	93
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%,12/25/2035	219	190
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%,08/01/2036	398	334
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%,10/25/2036	289	237
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%,02/25/2036	221	200

SEI Institutional Managed Trust / Annual Report / September 30, 2018	283

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
3.158%, VAR LIBOR USD 1 Month+1.000%,05/15/2035 (D)	$1,000	$1,001
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
3.158%, VAR LIBOR USD 1 Month+1.000%,11/15/2033 (D)	1,610	1,616
Bellemeade Re II, Ser 2016-1A, Cl M2B
8.716%, VAR ICE LIBOR USD 1 Month+6.500%,04/25/2026 (D)(J)	42	42
Bellemeade Re, Ser 2018-2A, Cl M1B
3.566%, VAR ICE LIBOR USD 1 Month+1.350%,08/25/2028 (D)	289	290
BHMS, Ser 2018-ATLS, Cl A
3.408%, VAR LIBOR USD 1 Month+1.250%,07/15/2035 (D)	955	956
BX Trust, Ser 2017-IMC, Cl A
3.208%, VAR LIBOR USD 1 Month+1.050%,10/15/2032 (D)	1,050	1,051
CCUBS Commercial Mortgage Trust, Ser 2017-C1, Cl A4
3.544%,11/15/2050	1,115	1,085
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%,05/10/2058	670	648
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%,03/13/2035 (D)	915	908
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%,07/25/2037	145	119
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%,05/25/2036	225	185
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%,09/25/2036	113	93
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.567%,04/10/2046 (D)(F)	343	335
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%,02/10/2048	980	953
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%,11/10/2048	435	438
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%,02/10/2049	540	536
COMM Mortgage Trust, Ser 2010-C1, Cl D
6.308%,07/10/2046 (D)(F)	740	754
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%,08/10/2048	545	547

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%,02/10/2048	$250	$245
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%,04/12/2035 (D)	237	229
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%,06/15/2057	436	430
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%,11/15/2048	1,090	1,094
CSMC, Ser 2010-6R, Cl 3A2
5.875%,01/26/2038 (D)	484	390
CSMC, Ser 2016-MFF,Cl D
6.758%, VAR LIBOR USD 1 Month+4.600%,11/15/2033 (D)	268	271
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
2.406%, VAR ICE LIBOR USD 1 Month+0.190%,12/25/2036	522	308
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
6.216%, VAR ICE LIBOR USD 1 Month+4.000%,08/25/2024	960	1,052
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
6.766%, VAR ICE LIBOR USD 1 Month+4.550%,10/25/2024	192	213
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%,07/25/2036	211	172
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
5.216%, VAR ICE LIBOR USD 1 Month+3.000%,07/25/2024	366	393
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
7.216%, VAR ICE LIBOR USD 1 Month+5.000%,11/25/2024	171	193
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
6.516%, VAR ICE LIBOR USD 1 Month+4.300%,02/25/2025	349	386
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
6.216%, VAR ICE LIBOR USD 1 Month+4.000%,05/25/2025	650	714
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
6.216%, VAR ICE LIBOR USD 1 Month+4.000%,05/25/2025	402	433

284	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
7.216%, VAR ICE LIBOR USD 1 Month+5.000%,07/25/2025	$760	$867
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
7.216%, VAR ICE LIBOR USD 1 Month+5.000%,07/25/2025	824	920
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
7.916%, VAR ICE LIBOR USD 1 Month+5.700%,04/25/2028	260	302
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
7.766%,VAR ICE LIBOR USD 1 Month+5.550%,04/25/2028	762	866
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
8.966%, VAR ICE LIBOR USD 1 Month+6.750%,08/25/2028	978	1,178
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
9.166%, VAR ICE LIBOR USD 1 Month+6.950%,08/25/2028	717	848
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
8.216%, VAR ICE LIBOR USD 1 Month+6.000%,09/25/2028	814	958
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
8.116%, VAR ICE LIBOR USD 1 Month+5.900%,10/25/2028	1,545	1,791
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
6.666%, VAR ICE LIBOR USD 1 Month+4.450%,01/25/2029	965	1,080
Great Wolf Trust, Ser 2017-WOLF, Cl A
3.158%, VAR LIBOR USD 1 Month+0.850%,09/15/2034 (D)	680	680
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%,12/10/2027 (D)	715	711
GS Mortgage Securities II, Ser 2018-GS9, Cl A4
3.992%,03/10/2051 (F)	1,350	1,369
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.108%,01/10/2047 (D)(F)	955	871
H/2 Asset Funding, Ser 2015-1A
3.962%,06/24/2049 (J)	154	156
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
2.466%, VAR ICE LIBOR USD 1 Month+0.250%,03/25/2035	174	152

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%,08/15/2047	$925	$933
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
1.038%,09/15/2047 (F)	19,948	798
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30,Cl A5
3.822%,07/15/2048	540	546
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%,08/15/2048	1,092	1,101
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.817%,11/15/2048 (F)	849	842
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%,07/15/2041 (D)(F)	25	25
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%,05/15/2047	171	172
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%,07/15/2047	900	910
JPMorgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%,08/25/2037	196	167
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%,09/15/2039 (F)	233	161
LSTAR Commercial Mortgage Trust, Ser 2014- 2, Cl A2
2.767%,01/20/2041 (D)	20	20
LSTAR Commercial Mortgage Trust, Ser 2015- 3, Cl A2
2.729%,04/20/2048 (D)(F)	730	723
LSTAR Commercial Mortgage Trust, Ser 2016- 4, Cl A2
2.579%,03/10/2049 (D)	971	934
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%,06/15/2047	920	932
Morgan Stanley Capital I Trust, Ser 2005- IQ9, Cl D
5.000%,07/15/2056	545	538
Morgan Stanley Capital I Trust, Ser 2015- XLF2, Cl SNMA
4.081%, VAR LIBOR USD 1 Month+1.950%,11/15/2026 (D)	218	218
Morgan Stanley Capital I Trust, Ser 2016- UB12, Cl A4
3.596%,12/15/2049	835	822

SEI Institutional Managed Trust / Annual Report / September 30, 2018	285

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl A
2.942%, VAR LIBOR USD 1 Month+0.784%,07/15/2033 (D)	$910	$904
Starwood Retail Property Trust, Ser 2014, Cl A
3.378%, VAR LIBOR USD 1 Month+1.220%,11/15/2027 (D)	1,661	1,661
UBS Commercial Mortgage Trust, Ser 2018- C10, Cl A4
4.313%,05/15/2051	1,155	1,193
UBS Commercial Mortgage Trust, Ser 2018- C8, Cl A4
3.983%,02/15/2051	900	906
UBS Commercial Mortgage Trust, Ser 2018- C9, Cl A4
4.117%,03/15/2051	1,410	1,434
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%,12/10/2045	596	581
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.618%,09/15/2048 (F)	794	774
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl A4
3.789%,09/15/2048	485	486
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl XA, IO
2.140%,07/15/2048 (F)	3,906	440
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.455%,11/15/2049 (F)	925	916
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
7.716%, VAR ICE LIBOR USD 1 Month+5.500%,11/25/2025 (D)(J)	161	173
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
7.466%, VAR ICE LIBOR USD 1 Month+5.250%,11/25/2025 (D)(J)	568	630
Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%,07/25/2037	92	91

		51,914

Total Mortgage-Backed Securities (Cost $57,649) ($ Thousands)		57,095

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%
FFCB
2.380%, VAR US Federal Funds Effective Rate+0.200%, 06/21/2021 **	$1,800	$1,798
2.372%, VAR ICE LIBOR USD 1 Month+0.190%, 12/21/2020 **	2,000	2,008
2.276%, VAR US Treasury 3 Month Bill Money Market Yield+0.140%, 09/17/2021**	8,000	7,993
2.149%, VAR ICE LIBOR USD 1 Month+0.010%, 03/12/2021 **	4,550	4,549
2.141%, VAR ICE LIBOR USD 1 Month+0.010%, 12/11/2020**	3,860	3,860
FHLB
2.180%, VAR ICE LIBOR USD 3 Month+-0.163%, 07/05/2019**	4,155	4,155
FHLMC
2.280%, 2.53%, 12/20/2018, 09/20/2019 (G)**	4,000	4,000

Total U.S. Government Agency Obligations (Cost $28,379) ($ Thousands)		28,363

ASSET-BACKED SECURITIES — 2.3%

Automotive — 1.2%

Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (D)	495	495
Avis Budget Rental Car Funding AESOP, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (D)	646	638
Avis Budget Rental Car Funding AESOP, Ser 2018-1A, Cl A
3.700%, 09/20/2024 (D)	930	925
Chrysler Capital Auto Receivables Trust, Ser 2016-AA, Cl A3
1.770%, 10/15/2020 (D)	254	254
CPS Auto Receivables Trust, Ser 2017-A, Cl A
1.680%, 08/17/2020 (D)	118	117
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (D)	211	210
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (D)	440	466
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl A
1.840%, 11/16/2020 (D)	40	40
Exeter Automobile Receivables Trust, Ser 2017-2A, Cl A
2.110%, 06/15/2021 (D)	170	170

286	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2016-2A, Cl A1
1.530%, 11/16/2020 (D)	$41	$41
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (D)	545	578
Flagship Credit Auto Trust, Ser 2016-4, Cl A2
1.960%, 02/16/2021 (D)	629	628
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (D)	450	448
Flagship Credit Auto Trust, Ser 2017-4, Cl A
2.070%, 04/15/2022 (D)	210	209
Flagship Credit Auto Trust, Ser 2018-3, Cl B
3.590%, 12/16/2024 (D)	925	923
GMF Floorplan Owner Revolving Trust, Ser 2016-1, Cl A1
1.960%, 05/17/2021 (D)	986	981
Hertz Vehicle Financing II, Ser 2015-1A, CI A
2.730%, 03/25/2021 (D)	675	669
Hertz Vehicle Financing II, Ser 2015-1A, Cl B
3.520%, 03/25/2021 (D)	491	488
Hertz Vehicle Financing II, Ser 2016-1A, CI A
2.320%, 03/25/2020 (D)	974	971
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (D)	1,160	1,145
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (D)	470	457
Santander Drive Auto Receivables Trust, Ser 2017-3, Cl A2
1.670%, 06/15/2020	89	89

		10,942

Credit Cards — 0.3%

Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	401	400
World Financial Network Credit Card Master Trust, Ser 2018-A, Cl A
3.070%, 12/16/2024	1,405	1,396
World Financial Network Credit Card Master Trust, Ser 2018-B, Cl M
3.810%, 07/15/2025	710	710

		2,506

Other Asset-Backed Securities — 0.8%

CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (D)(J)	503	501
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021	673	672
Consumer Loan Underlying Bond Credit Trust, Ser 2018-P1, Cl A
3.390%, 07/15/2025 (D)	290	290

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2017-1A, Cl A
2.827%, 03/15/2024 (D)		$85	$85
Marlette Funding Trust, Ser 2017-2A, Cl A
2.390%, 07/15/2024 (D)		195	195
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (D)(J)		185	185
Marlette Funding Trust, Ser 2017-3A, Cl B
3.010%, 12/15/2024 (D)		276	274
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (D)(J)		431	430
Marlette Funding Trust, Ser 2018-3A, Cl A
3.200%, 09/15/2028 (D)		1,089	1,088
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl B
3.480%, 09/15/2023 (D)		260	260
Sofi Consumer Loan Program, Ser 2016-2, Cl A
3.090%, 10/27/2025 (D)(J)		217	216
Sofi Consumer Loan Program, Ser 2016-3, Cl A
3.050%, 12/26/2025 (D)(J)		308	306
Sofi Consumer Loan Program, Ser 2017-2, Cl A
3.280%, 02/25/2026 (D)		325	324
Sofi Consumer Loan Program, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (D)		780	766
Sofi Consumer Loan Program, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (D)		1,050	1,034
Sofi Consumer Loan Program, Ser 2018-3, Cl A2
3.670%, 08/25/2027 (D)		697	697

			7,323

Total Asset-Backed Securities (Cost $20,811) ($ Thousands)			20,771

SOVEREIGN DEBT — 2.1%
Argentina POM Politica Monetaria
43.077%, VAR Argentina Central Bank 7 Day Repo Rate+0.000%, 06/21/2020	ARS	8,000	232
Egypt Government International Bond MTN
6.125%, 01/31/2022 (D)		$291	291
Japan Treasury Discount Bill
-0.197%, 10/22/2018 (A)(H)	JPY	1,590,000	13,999
Japanese Government CPI Linked Bond
0.100%, 03/10/2027		475,624	4,363

SEI Institutional Managed Trust / Annual Report / September 30, 2018	287

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Mexico Government International Bond
3.600%, 01/30/2025	$708	$688

Total Sovereign Debt (Cost $20,310) ($ Thousands)		19,573

Total Investments in Securities—116.9% (Cost $1,057,887) ($ Thousands)		$1,080,316

	Shares

COMMON STOCK SOLD SHORT— (12.7)%

Communication Services — (0.2)%
Netflix Inc *	(4,575)	(1,711)
TripAdvisor Inc *	(1,622)	(83)

		(1,794)

Consumer Discretionary — (8.3)%
Aaron’s Inc	(1,000)	(54)
Adient PLC	(8,018)	(315)
Adtalem Global Education Inc *	(1,347)	(65)
Advance Auto Parts Inc	(1,129)	(190)
Amazon.com Inc, CI A *	(3,221)	(6,452)
American Axle & Manufacturing Holdings Inc *	(10,457)	(182)
American Eagle Outfitters Inc	(1,300)	(32)
American Outdoor Brands Corp *	(3,600)	(56)
Aramark	(7,348)	(316)
AutoNation Inc *	(629)	(26)
AutoZone Inc *	(394)	(306)
Beazer Homes USA Inc, CI A *	(3,100)	(33)
Bed Bath & Beyond Inc	(2,627)	(39)
Best Buy Co Inc	(2,853)	(226)
Bloomin’ Brands Inc	(3,280)	(65)
Booking Holdings Inc *	(591)	(1,173)
BorgWarner Inc	(17,964)	(768)
Boyd Gaming Corp	(2,081)	(70)
Bright Horizons Family Solutions Inc *	(1,379)	(162)
Brinker International Inc	(1,877)	(88)
Brunswick Corp/DE	(5,139)	(344)
Burlington Stores Inc *	(1,084)	(177)
Caesars Entertainment Corp *	(17,540)	(180)
Callaway Golf Co	(5,733)	(139)
Career Education Corp *	(3,800)	(57)
CarMax Inc *	(2,366)	(177)
Carnival Corp	(13,571)	(865)
Carriage Services Inc	(1,900)	(41)
Carter’s Inc	(2,363)	(233)
Cavco Industries Inc *	(200)	(51)
Cheesecake Factory Inc/The	(1,734)	(93)
Chegg Inc *	(5,000)	(142)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Chipotle Mexican Grill Inc, Cl A *	(698)	$(317)
Choice Hotels International Inc	(2,098)	(175)
Churchill Downs Inc	(200)	(56)
Columbia Sportswear Co	(1,652)	(154)
Cooper Tire & Rubber Co	(4,808)	(136)
Cooper-Standard Holdings Inc *	(1,251)	(150)
Cracker Barrel Old Country Store Inc	(306)	(45)
Crocs Inc *	(3,000)	(64)
Dana Inc	(12,723)	(238)
Darden Restaurants Inc	(3,674)	(409)
Dave & Buster’s Entertainment Inc	(1,437)	(95)
Deckers Outdoor Corp *	(1,802)	(214)
Delphi Automotive PLC *	(23,370)	(1,961)
Delphi Technologies PLC	(1)	—
Dick’s Sporting Goods Inc	(829)	(29)
Dine Brands Global Inc	(800)	(65)
Dollar General Corp	(3,234)	(353)
Dollar Tree Inc *	(2,564)	(209)
Domino’s Pizza Inc	(1,573)	(464)
Dorman Products Inc *	(1,952)	(150)
DR Horton Inc	(18,504)	(780)
Dunkin’ Brands Group Inc	(2,318)	(171)
Eldorado Resorts Inc *	(2,093)	(102)
Expedia Group Inc	(1,552)	(203)
Five Below Inc *	(500)	(65)
Foot Locker Inc, CI A	(1,180)	(60)
Ford Motor Co	(354,471)	(3,279)
Fossil Group Inc *	(1,769)	(41)
Fox Factory Holding Corp *	(3,522)	(247)
Gap Inc/The	(3,504)	(101)
Garmin Ltd	(6,522)	(457)
General Motors Co	(114,508)	(3,855)
Gentex Corp	(22,661)	(486)
Gentherm Inc *	(2,800)	(127)
Genuine Parts Co	(2,535)	(252)
G-III Apparel Group Ltd *	(2,073)	(100)
Goodyear Tire & Rubber Co/The	(21,671)	(507)
GoPro Inc, CI A *	(8,139)	(59)
Graham Holdings Co, CI B	(111)	(64)
Grand Canyon Education Inc *	(1,655)	(187)
Groupon Inc, Cl A *	(11,000)	(41)
H&R Block Inc	(5,600)	(144)
Hanesbrands Inc	(17,834)	(329)
Harley-Davidson Inc, Cl A	(14,718)	(667)
Hasbro Inc	(5,696)	(599)
Helen of Troy Ltd *	(2,100)	(275)
Hilton Grand Vacations Inc *	(3,800)	(126)
Hilton Worldwide Holdings Inc	(9,365)	(756)
Home Depot Inc/The	(13,259)	(2,747)
Houghton Mifflin Harcourt Co *	(7,100)	(50)
Hyatt Hotels Corp, CI A	(694)	(55)
Installed Building Products Inc *	(1,378)	(54)

288	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
International Game Technology PLC	(3,700)	$(73)
International Speedway Corp, Cl A	(650)	(28)
iRobot Corp *	(1,447)	(159)
Jack in the Box Inc	(613)	(51)
KB Home	(4,677)	(112)
Kohl’s Corp	(1,739)	(130)
L Brands Inc	(2,881)	(87)
Las Vegas Sands Corp	(13,382)	(794)
Laureate Education Inc, CI A *	(3,600)	(56)
La-Z-Boy Inc, Cl Z	(3,327)	(105)
LCI Industries	(1,712)	(142)
Lear Corp	(5,458)	(791)
Leggett & Platt Inc	(7,408)	(324)
Lennar Corp, Cl A	(14,820)	(692)
Lennar Corp, Cl B	—	—
LGI Homes Inc *	(772)	(37)
Liberty Expedia Holdings Inc, CI A *	(629)	(30)
LKQ Corp *	(5,205)	(165)
Lowe’s Cos Inc	(9,235)	(1,060)
Lululemon Athletica Inc *	(4,525)	(735)
M/I Homes Inc *	(1,128)	(27)
Macy’s Inc	(3,778)	(131)
Marriott International Inc, Cl A	(10,441)	(1,379)
Marriott Vacations Worldwide Corp	(1,270)	(142)
Mattel Inc	(17,869)	(281)
McDonald’s Corp	(25,965)	(4,344)
MDC Holdings Inc	(2,865)	(85)
Meritage Homes Corp *	(2,503)	(100)
MGM Resorts International	(16,828)	(470)
Michael Kors Holdings Ltd *	(7,308)	(501)
Modine Manufacturing Co *	(4,228)	(63)
Mohawk Industries Inc *	(3,366)	(590)
Murphy USA Inc *	(300)	(26)
Newell Brands Inc, Cl B	(23,308)	(473)
NIKE Inc, Cl B	(62,526)	(5,297)
Nordstrom Inc	(1,300)	(78)
Norwegian Cruise Line Holdings Ltd *	(7,138)	(410)
NVR Inc *	(186)	(460)
O’Reilly Automotive Inc *	(899)	(312)
Oxford Industries Inc, Cl A	(476)	(43)
Penn National Gaming Inc *	(2,280)	(75)
Pinnacle Entertainment Inc *	(1,700)	(57)
Planet Fitness Inc, Cl A *	(2,137)	(115)
Polaris Industries Inc	(3,213)	(324)
Pool Corp	(250)	(42)
PulteGroup Inc	(15,230)	(377)
PVH Corp	(4,001)	(578)
Qurate Retail Inc *	(4,390)	(97)
Ralph Lauren Corp, CI A	(2,663)	(366)
Red Rock Resorts Inc, Cl A	(3,713)	(99)
Roku Inc, Cl A *	(2,449)	(179)
Ross Stores Inc	(4,297)	(426)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Royal Caribbean Cruises Ltd	(5,672)	$(737)
Scientific Games Corp, Cl A *	(1,378)	(35)
Service Corp International/US	(7,417)	(328)
ServiceMaster Global Holdings Inc *	(3,955)	(245)
Shake Shack Inc, Cl A *	(900)	(57)
Shutterfly Inc *	(600)	(40)
Signet Jewelers Ltd	(1,250)	(82)
Six Flags Entertainment Corp	(1,752)	(122)
Skechers U.S.A. Inc, Cl A	(7,108)	(199)
Sotheby’s *	(1,359)	(67)
Standard Motor Products Inc	(1,495)	(74)
Starbucks Corp	(43,788)	(2,489)
Steven Madden Ltd	(3,777)	(200)
Stoneridge Inc *	(1,278)	(38)
Strategic Education Inc	(1,061)	(145)
Tapestry Inc	(14,794)	(744)
Target Corp, Cl A	(6,673)	(589)
Taylor Morrison Home Corp, Cl A *	(6,033)	(109)
Tempur Sealy International Inc *	(2,511)	(133)
Tenneco Inc	(4,655)	(196)
Tesla Inc *	(11,855)	(3,139)
Texas Roadhouse Inc, Cl A	(1,328)	(92)
Thor Industries Inc	(4,125)	(345)
Tiffany & Co	(1,691)	(218)
TJX Cos Inc/The	(7,071)	(792)
Toll Brothers Inc	(7,649)	(253)
TopBuild Corp *	(1,570)	(89)
Tower International Inc	(927)	(28)
Tractor Supply Co	(2,029)	(184)
TRI Pointe Group Inc *	(7,759)	(96)
Tupperware Brands Corp	(2,752)	(92)
Ulta Beauty Inc *	(719)	(203)
Under Armour Inc, Cl A *	(9,146)	(194)
Under Armour Inc, Cl C *	(9,506)	(185)
Universal Electronics Inc *	(1,000)	(39)
Vail Resorts Inc	(1,247)	(342)
VF Corp	(16,774)	(1,568)
Vista Outdoor Inc *	(3,600)	(64)
Visteon Corp *	(2,522)	(234)
Wayfair Inc, CI A *	(676)	(100)
Weight Watchers International Inc *	(1,061)	(76)
Wendy’s Co/The	(3,728)	(64)
Whirlpool Corp	(3,602)	(428)
William Lyon Homes, Cl A *	(1,784)	(28)
Williams-Sonoma Inc	(829)	(54)
Wingstop Inc, Cl A	(1,100)	(75)
Winnebago Industries Inc	(2,303)	(76)
Wolverine World Wide Inc	(4,974)	(194)
Wyndham Destinations Inc	(3,476)	(151)
Wyndham Hotels & Resorts Inc	(3,496)	(194)
Wynn Resorts Ltd	(3,287)	(418)
Yum China Holdings Inc	(11,082)	(389)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	289

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Yum! Brands Inc	(11,187)	$(1,017)

		(76,955)

Information Technology — (2.8)%
Advanced Micro Devices Inc *	(8,322)	(257)
Amphenol Corp, Cl A	(3,595)	(338)
Analog Devices Inc	(4,211)	(389)
Apple Inc	(28,947)	(6,535)
Applied Materials Inc	(10,664)	(412)
Arista Networks Inc *	(844)	(224)
ARRIS International PLC *	(2,924)	(76)
Arrow Electronics Inc, Cl A *	(2,202)	(162)
Avid Technology Inc *	(9,400)	(56)
Avnet Inc	(2,527)	(113)
Broadcom Inc	(4,245)	(1,047)
CDW Corp/DE	(4,405)	(392)
Ciena Corp *	(2,100)	(66)
Cisco Systems Inc	(47,048)	(2,289)
Cognex Corp	(1,768)	(99)
Coherent Inc *	(229)	(39)
CommScope Holding Co Inc *	(2,081)	(64)
Corning Inc, Cl B	(9,902)	(350)
Cray Inc *	(1,172)	(25)
Cree Inc *	(1,350)	(51)
Cypress Semiconductor Corp	(2,600)	(38)
Dolby Laboratories Inc, Cl A	(1,084)	(76)
Electronics For Imaging Inc *	(1,736)	(59)
Entegris Inc	(1,150)	(33)
ePlus Inc *	(868)	(81)
F5 Networks Inc, Cl A *	(797)	(159)
Finisar Corp *	(2,507)	(48)
First Solar Inc *	(989)	(48)
FLIR Systems Inc	(1,881)	(116)
Hewlett Packard Enterprise Co	(22,935)	(374)
HP Inc	(22,387)	(577)
II-VI Inc *	(728)	(34)
Infinera Corp *	(4,199)	(31)
Integrated Device Technology Inc *	(1,050)	(49)
Intel Corp	(43,758)	(2,069)
IPG Photonics Corp *	(469)	(73)
Jabil Inc	(3,122)	(85)
Juniper Networks Inc	(4,191)	(126)
Keysight Technologies Inc *	(3,053)	(202)
KLA-Tencor Corp	(1,502)	(153)
Lam Research Corp	(1,466)	(222)
Littelfuse Inc	(200)	(40)
Lumentum Holdings Inc *	(579)	(35)
MACOM Technology Solutions Holdings Inc *	(1)	—
Marvell Technology Group Ltd	(6,500)	(125)
Maxim Integrated Products Inc	(3,256)	(184)
Microchip Technology Inc	(1,843)	(145)
Micron Technology Inc *	(10,663)	(482)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
MKS Instruments Inc	(476)	$(38)
Monolithic Power Systems Inc	(422)	(53)
Motorola Solutions Inc	(1,831)	(238)
National Instruments Corp	(2,000)	(97)
NCR Corp *	(2,577)	(73)
NetApp Inc	(3,661)	(314)
NETGEAR Inc *	(1,014)	(64)
NVIDIA Corp	(5,345)	(1,502)
NXP Semiconductors NV	(3,432)	(293)
ON Semiconductor Corp *	(5,223)	(96)
Palo Alto Networks Inc *	(904)	(204)
Pure Storage Inc, Cl A *	(4,400)	(114)
Qorvo Inc *	(1,506)	(116)
QUALCOMM Inc	(14,750)	(1,062)
Ribbon Communications Inc *	(6,510)	(44)
ScanSource Inc *	(1,784)	(71)
Silicon Laboratories Inc *	(562)	(52)
Skyworks Solutions Inc	(1,752)	(159)
Stratasys Ltd *	(3,665)	(85)
Super Micro Computer Inc *	(2,850)	(59)
SYNNEX Corp	(1,100)	(93)
Tech Data Corp *	(1,189)	(85)
Teradyne Inc	(1,734)	(64)
Texas Instruments Inc	(10,470)	(1,123)
Trimble Inc *	(3,274)	(142)
Universal Display Corp	(422)	(50)
USA Technologies Inc *	(5,128)	(37)
Versum Materials Inc	(850)	(31)
ViaSat Inc *	(797)	(51)
Western Digital Corp	(3,886)	(228)
Xerox Corp	(4,950)	(134)
Xilinx Inc	(2,496)	(200)
Zebra Technologies Corp, Cl A *	(850)	(150)

		(25,770)

Materials — (1.4)%
Air Products & Chemicals Inc	(4,079)	(681)
Albemarle Corp	(1,662)	(166)
Alcoa Corp *	(3,340)	(135)
Allegheny Technologies Inc *	(1,350)	(40)
AptarGroup Inc	(1,090)	(117)
Ashland Global Holdings Inc	(1,051)	(88)
Avery Dennison Corp	(1,628)	(176)
Axalta Coating Systems Ltd *	(2,527)	(74)
Balchem Corp	(1,300)	(146)
Ball Corp	(5,606)	(247)
Berry Global Group Inc *	(1,802)	(87)
Cabot Corp	(553)	(35)
Carpenter Technology Corp	(678)	(40)
Celanese Corp, CI A	(2,472)	(282)
CF Industries Holdings Inc	(3,103)	(169)
Chemours Co/The	(2,499)	(99)

290	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Cleveland-Cliffs Inc *	(6,992)	$(89)
Commercial Metals Co, Cl A	(1,278)	(26)
Compass Minerals International Inc, Cl A	(1,225)	(82)
Crown Holdings Inc *	(2,363)	(113)
Domtar Corp	(650)	(34)
DowDuPont Inc	(36,149)	(2,325)
Eagle Materials Inc	(842)	(72)
Eastman Chemical Co	(2,591)	(248)
Ecolab Inc	(4,461)	(699)
Ferro Corp *	(2,100)	(49)
FMC Corp	(1,933)	(169)
Freeport-McMoRan Inc, Cl B	(20,049)	(279)
Graphic Packaging Holding Co	(4,952)	(69)
HB Fuller Co	(579)	(30)
Huntsman Corp	(3,519)	(96)
Ingevity Corp *	(476)	(49)
International Flavors & Fragrances Inc	(1,451)	(202)
International Paper Co	(6,076)	(299)
Kaiser Aluminum Corp	(703)	(77)
KapStone Paper and Packaging Corp	(1,400)	(47)
Louisiana-Pacific Corp	(3,026)	(80)
LyondellBasell Industries, Cl A	(4,975)	(510)
Martin Marietta Materials Inc, Cl A	(904)	(164)
Mosaic Co/The	(4,939)	(160)
NewMarket Corp	(100)	(41)
Newmont Mining Corp	(9,820)	(297)
Nucor Corp	(4,765)	(302)
Olin Corp	(2,032)	(52)
Owens-Illinois Inc *	(5,080)	(95)
Packaging Corp of America	(1,402)	(154)
Platform Specialty Products Corp *	(4,300)	(54)
PolyOne Corp	(778)	(34)
PPG Industries Inc	(3,884)	(424)
Praxair Inc	(4,517)	(726)
Reliance Steel & Aluminum Co	(1,198)	(102)
Royal Gold Inc, Cl A	(460)	(35)
RPM International Inc	(1,328)	(86)
Scotts Miracle-Gro Co/The, Cl A	(377)	(30)
Sealed Air Corp	(2,152)	(86)
Sherwin-Williams Co/The, Cl A	(1,186)	(540)
Southern Copper Corp	(1,921)	(83)
Steel Dynamics Inc	(3,354)	(152)
Summit Materials Inc, Cl A *	(1,144)	(21)
Trinseo SA	(868)	(68)
Tronox Ltd, Cl A	(2,700)	(32)
United States Steel Corp	(2,100)	(64)
Valvoline Inc	(3,294)	(71)
Vulcan Materials Co	(1,728)	(192)
Westlake Chemical Corp	(375)	(31)
WestRock Co	(3,654)	(195)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
WR Grace & Co	(579)	$(41)

		(12,558)

Total Common Stock Sold Short (Proceeds $98,294) ($ Thousands)		(117,077)

Total Investments Sold Short — (12.7)% (Proceeds $98,294) ($ Thousands)		$(117,077)

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(I) (Cost $236) ($ Thousands)	448	$142

WRITTEN OPTIONS* — 0.0%

Total Written Options(I) (Premiums Received $87) ($ Thousands)	(302)	$(84)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	291

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

A list of open exchange traded options contracts for the Fund at September 30, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%
Put Options**
Crude Oil Jan19P 61*	142	$11,692	$61.00	11/30/18	$11
December 2018, Gold Future*	74	8,851	1,175.00	11/17/18	68

		20,543			79

Call Options**
December 2018, Corn Future*	44	785	375.00	11/17/18	8
December 2018, Cocoa Future*	30	620	2,500.00	11/17/18	1
February 2019, Gold Future*	33	3,948	1,300.00	01/19/19	15
December 2018, Coffee ‘C’ Future*	30	1,151	110.00	11/17/18	24
November 2018, Soy Bean Future*	35	1,476	950.00	10/20/18	2
December 2018, Wheat Future*	60	1,529	560.00	11/17/18	13

		9,509			63

Total Purchased Options		$30,052			$142

WRITTEN OPTIONS – 0.0%

Put Options**
Crude Oil Jan19P 61*	(142)	$(11,692)	55.00	11/30/18	$(4)
December 2018, Gold Future*	(37)	(4,426)	1,200.00	11/17/18	(73)

		(16,118)			(77)

Call Options**
December 2018, Cocoa Future*	(30)	(619)	3,000.00	11/17/18	–
February 2019, Gold Future*	(33)	(3,948)	1,400.00	01/19/19	(4)
December 2018, Coffee ‘C’ Future*	(60)	(2,302)	145.00	11/17/18	(3)

		(6,869)			(7)

Total Written Options		$(22,987)			$(84)

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized
Brent Crude**	156	Nov-2018	$12,052	$12,830	$778
Coffee**	40	Dec-2018	1,574	1,537	(37)
Coffee**	(76)	Dec-2018	(2,849)	(2,920)	(71)
Copper**	59	Dec-2018	4,140	4,137	(3)
Copper**	79	Dec-2018	5,418	5,540	122
Corn**	405	Dec-2018	7,516	7,214	(302)
Cotton No. 2**	45	Dec-2018	1,987	1,718	(269)
Euro-Bobl	(37)	Dec-2018	(5,666)	(5,617)	39
Feeder Cattle**	34	Jan-2019	2,563	2,629	66
Gasoil**	58	Nov-2018	3,928	4,201	273
Gasoline**	72	Oct-2018	5,990	6,307	317
Gold**	76	Dec-2018	9,412	9,092	(320)
Heating Oil**	38	Nov-2018	3,419	3,748	329
Japanese 10-Year Bond	(4)	Dec-2018	(5,421)	(5,286)	7
Japanese 10-Year Bond E-MINI	(97)	Dec-2018	(13,146)	(12,817)	18
KC HRW Wheat**	(76)	Dec-2018	(1,958)	(1,943)	15

292	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized
KC HRW Wheat**	53	Dec-2018	$1,571	$1,355	$(216)
Lean Hogs**	(104)	Oct-2018	(2,285)	(2,586)	(301)
Lean Hogs**	65	Dec-2018	1,446	1,506	60
Live Cattle**	163	Dec-2018	7,628	7,749	121
LME Lead**	8	Nov-2018	425	407	(18)
LME Lead**	(43)	Dec-2018	(2,191)	(2,190)	1
LME Nickel**	43	Nov-2018	3,568	3,241	(327)
LME Nickel**	15	Dec-2018	1,167	1,134	(33)
LME Primary Aluminum**	(27)	Dec-2018	(1,392)	(1,401)	(9)
LME Primary Aluminum**	3	Jun-2019	154	156	2
LME Primary Aluminum**	72	Nov-2018	3,748	3,724	(24)
LME Zinc**	32	Nov-2018	2,045	2,117	72
LME Zinc**	(46)	Dec-2018	(2,848)	(3,015)	(167)
MSCI EAFE Index E-MINI	(139)	Dec-2018	(13,672)	(13,730)	(58)
Natural Gas**	253	Nov-2018	7,565	7,610	45
NYMEX Cocoa**	(40)	Dec-2018	(850)	(823)	27
Palladium**	32	Dec-2018	3,082	3,433	351
Platinum**	86	Jan-2019	3,453	3,536	83
S&P 500 Index E-MINI	(188)	Dec-2018	(27,369)	(27,438)	(69)
Silver**	66	Dec-2018	5,078	4,855	(223)
Silver**	(21)	Dec-2018	(1,489)	(1,545)	(56)
Soybean**	129	Nov-2018	6,151	5,453	(698)
Soybean Meal**	82	Dec-2018	2,860	2,534	(326)
Soybean Meal**	(33)	Dec-2018	(1,017)	(1,020)	(3)
Soybean Oil**	(162)	Dec-2018	(2,704)	(2,818)	(114)
Soybean Oil**	126	Dec-2018	2,345	2,192	(153)
Sugar No. 11**	604	Mar-2019	8,010	7,577	(433)
U.S. 2-Year Treasury Notes	(175)	Dec-2018	(36,912)	(36,879)	33
U.S. 5-Year Treasury Notes	415	Dec-2018	47,049	46,678	(371)
U.S. 10-Year Treasury Notes	(698)	Dec-2018	(83,737)	(82,909)	828
U.S. Ultra Long Treasury Bond	(35)	Dec-2018	(5,551)	(5,400)	151
Wheat**	205	Dec-2018	5,515	5,217	(298)
WTI Crude Oil**	217	Oct-2018	14,583	15,895	1,312
WTI Crude Oil**	(77)	Nov-2019	(5,279)	(5,371)	(92)
WTI Crude Oil**	77	Dec-2018	5,515	5,613	98

			$(25,379)	$(24,773)	$157

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	11/29/18	USD	1,805	MYR	7,348	$(28)
Barclays PLC	12/13/18	USD	1,181	INR	82,214	(61)
BNP Paribas	10/11/18	AUD	1,842	USD	1,338	6
Brown Brothers Harriman	10/11/18	USD	283	EUR	248	5
Brown Brothers Harriman	10/11/18	USD	201	EUR	171	(2)
Brown Brothers Harriman	10/11/18	EUR	990	USD	1,160	9
Brown Brothers Harriman	11/16/18	USD	261	CAD	336	(1)
Citigroup	10/02/18	BRL	922	USD	223	(8)
Citigroup	10/04/18	JPY	119,344	USD	1,059	8
Citigroup	10/11/18	EUR	2,384	USD	2,812	40
Citigroup	12/13/18	USD	1,173	INR	81,858	(58)
Credit Suisse	10/11/18	GBP	945	EUR	1,052	(10)
Credit Suisse	11/15/18	USD	1,157	NOK	9,375	(3)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	293

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	10/12/18	GBP	1,153	USD	1,517	$13
HSBC	10/10/18	JPY	2,129,329	USD	19,153	392
JPMorgan Chase Bank	10/11/18	AUD	2,339	USD	1,738	46
JPMorgan Chase Bank	10/18/18	PLN	4,389	USD	1,196	5
JPMorgan Chase Bank	11/15/18	USD	1,168	NOK	9,530	5
Morgan Stanley	11/05/18	BRL	922	USD	223	(7)
RBS	10/11/18	NZD	2,490	USD	1,678	27
Standard Bank	11/15/18	USD	2,405	KRW	2,678,486	12
Standard Bank	11/15/18	KRW	1,337,789	USD	1,192	(15)
Standard Bank	12/11/18	TWD	145,220	USD	4,746	(52)
UBS	10/12/18	GBP	1,026	USD	1,339	1

						$324

A list of the open OTC swap agreements held by the Fund at September 30, 2018 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(634)	$(74)	$(52)	$(22)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(835)	(98)	(64)	(34)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(261)	(31)	(18)	(13)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(65)	(8)	(8)	–
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(4)	(4)	–
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(23)	(26)	3
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(4)	(3)	(1)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(16)	(2)	(2)	–
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(194)	(23)	(17)	(6)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(4)	(3)	(1)
Goldman Sachs	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	964	(7)	13	(20)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	25	–	–	–
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	73	–	1	(1)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	2,641	(21)	33	(54)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	996	(8)	10	(18)
Goldman Sachs	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	216	(2)	2	(4)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	881	(7)	12	(19)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	3,320	(26)	35	(61)
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(731)	(86)	(82)	(4)
Citibank	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(783)	(92)	(87)	(5)
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(1,045)	(123)	(118)	(5)
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(365)	(43)	(43)	–
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(523)	(61)	(61)	–
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Quarterly	05/11/2063	(290)	(34)	(32)	(2)
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(731)	(86)	(84)	(2)
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(1,287)	(151)	(142)	(9)
Citigroup	CMBX.NA.BBB.-6	Sell	3.00%	Monthly	05/11/2063	(1,045)	(123)	(120)	(3)
Credit Suisse	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/31/2063	(812)	(95)	(53)	(42)
Credit Suisse	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/31/2063	(227)	(27)	(16)	(11)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	12/31/2049	(42)	(5)	(2)	(3)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(1,324)	(155)	2	(157)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(1,093)	(129)	(77)	(52)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(113)	(13)	(13)	–
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(112)	(13)	(13)	–
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(330)	(39)	(37)	(2)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(222)	(26)	(24)	(2)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(329)	(39)	(46)	7
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(727)	(85)	(86)	1
CGG	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(254)	(30)	(35)	5

294	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(240)	$(28)	$ (33)	$ 5
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(36)	(4)	(6)	2
Citigroup	CMBX.NA.BBB.-9	Buy	3.00%	Monthly	09/17/2058	1,045	62	81	(19)
Citigroup	CMBX.NA.BBB.-9	Buy	3.00%	Monthly	09/17/2058	1,045	62	78	(16)
Citigroup	CMBX.NA.BBB.-9	Buy	3.00%	Monthly	09/17/2058	1,287	76	93	(17)
Citigroup	CMBX.NA.BBB.-9	Buy	3.00%	Monthly	09/17/2058	523	31	43	(12)
Credit Suisse	CMBX-A-.6	Sell	2.00%	Monthly	05/11/2063	(1,305)	(16)	(30)	14
Goldman Sachs	CMBX-BBB	Sell	3.00%	Monthly	05/11/2063	(276)	(32)	(47)	15
Goldman Sachs	CMBX-BBB	Sell	3.00%	Monthly	05/11/2063	(198)	(23)	(33)	10
Citigroup	CMBX-BBB	Sell	3.00%	Monthly	05/11/2049	(172)	(20)	(27)	7
Goldman Sachs	CMBX-BBB	Sell	3.00%	Monthly	05/11/2063	(188)	(22)	(30)	8
Citibank	Sprint Communications	Buy	5.00%	Quarterly	06/20/2019	793	(28)	(7)	(21)
Citibank	Sprint Communications	Buy	5.00%	Quarterly	06/20/2019	692	(25)	(6)	(19)

							$(1,764)	$(1,184)	$(580)

Total Return Swaps**
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Macquarie Bank Limited	Macquarie Commodity Product 251E	0.31%	INDEX RETURN	Monthly	10/06/2018	USD	(2,938)	$–	$–	$–
Macquarie Bank Limited	Bloomberg Commodity Index	U.S. T-BILL HIGH DISCOUNT RATE + 9 BPS	INDEX RETURN	Monthly	10/24/2018	USD	(9,298)	14	–	14
Macquarie Bank Limited	Bloomberg Commodity Index 2 Month Forward	U.S. T-BILL HIGH DISCOUNT RATE + 16.5 BPS	INDEX RETURN	Monthly	10/24/2018	USD	(5,181)	6	–	6
Merrill Lynch	Bofa Merrill Lynch Commodity MLBXCS3E	0.69%	INDEX RETURN	Monthly	10/06/2018	USD	(2,818)	–	–	–
Merrill Lynch	Bloomberg Commodity Index	U.S. T-BILL HIGH DISCOUNT RATE + 12 BPS	INDEX RETURN	Monthly	10/24/2018	USD	(9,298)	14	–	14
Merrill Lynch	Bloomberg Commodity Index 2 Month Forward	U.S. T-BILL HIGH DISCOUNT RATE + 13BPS	INDEX RETURN	Monthly	10/24/2018	USD	(5,181)	6	–	6
Societe Generale	Societe Generale Commodities Custom Alpha 061	0.35%	INDEX RETURN	Monthly	10/06/2018	USD	(1,790)	–	–	–
Societe Generale	Bloomberg Commodity Index	U.S. T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	10/24/2018	USD	(6,199)	9	–	9
Societe Generale	Bloomberg Commodity Index 2 Month Forward	U.S. T-BILL HIGH DISCOUNT RATE + 14 BPS	INDEX RETURN	Monthly	10/24/2018	USD	(3,454)	4	–	4

								$53	$–	$53

SEI Institutional Managed Trust / Annual Report / September 30, 2018	295

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Inflation Managed Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX.NA.IG.31	Buy	1.00%	Quarterly	12/20/2023	7,070	$(129)	$(130)	$ 1

						$(129)	$(130)	$ 1

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
0.115%	6-MONTH EUR - EURIBOR	Semi-Annually	06/11/2020	EUR	32,340	$(28)	$–	$(28)
3-MONTH USD - LIBOR	2.9855%	Semi-Annually	08/31/2028	USD	2,800	(35)	–	(35)
2.9195%	3-MONTH USD - LIBOR	Quarterly	03/28/2028	USD	2,740	49	–	49
2.3545	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	2,140	128	–	128
2.44	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	10,400	471	–	471
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,490	152	–	152
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,490	154	–	154
1.60%	3-MONTH USD - LIBOR	Quarterly	10/25/2026	USD	6,110	648	–	648
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	2,717	136	–	136
2.49	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,710	52	–	52
3-MONTH USD - LIBOR	2.31%	Quarterly	05/18/2025	USD	2,820	117	–	117
1.99%	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,760	170	–	170
3-MONTH USD - LIBOR	2.896%	Semi-Annually	09/10/2023	USD	11,870	(94)	–	(94)
3-MONTH USD - LIBOR	2.886%	Semi-Annually	08/22/2022	USD	3,510	(21)	–	(21)
0.1425%	6-MONTH EUR - EURIBOR	Semi-Annually	08/07/2020	EUR	26,490	5	–	5
6-MONTH NOK - NIBOR	1.3775%	Semi-Annually	06/22/2020	NOK	422,650	(81)	–	(81)
2.1175%	3-MONTH AUD - BBSW	Quarterly	06/21/2020	AUD	37,070	(59)	–	(59)
2.18625%	6-MONTH NOK - NIBOR	Semi-Annually	08/31/2028	NOK	46,790	53	–	53
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,190	82	–	82

						$1,899	$–	$1,899

A list of the open reverse repurchase agreements held by the Fund at September 30, 2018 is as follows:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(6,630)	Chase Securities	2.27%	Open Ended	$(6,630)
(18,731)	Chase Securities	2.27%	Open Ended	(18,731)
(9,194)	Chase Securities	2.27%	Open Ended	(9,194)
(13,045)	Chase Securities	2.27%	Open Ended	(13,045)
(11,825)	Chase Securities	2.27%	Open Ended	(11,825)
(11,259)	Chase Securities	2.27%	Open Ended	(11,259)
(8,470)	Chase Securities	2.27%	Open Ended	(8,470)
(27,178)	Chase Securities	2.15%	10/23/2018	(27,178)
(34,950)	Chase Securities	2.15%	10/25/2018	(34,950)
(31,101)	Chase Securities	2.12%	10/16/2018	(31,101)
(5,119)	Merrill Lynch	2.28%	11/13/2018	(5,119)
(11,309)	Merrill Lynch	2.19%	10/22/2018	(11,310)

				$(188,812)

Percentages are based on Net Assets of $924,003 ($ Thousands).

*	Non-income producing security.
**	Security, or a portion thereof, is held by the Inflation Commodity Strategy Subsidiary, Ltd. as of September 30, 2018.
‡	Real Estate Investment Trust.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements, forwards, securities sold short and open centrally cleared interest rate swap agreements.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $51,696 ($ Thousands), representing 5.6% of the Net Assets of the Fund.

(E)	Security is in default on interest payment.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(G)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(H)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(I)	Refer to table below for details on Options Contracts.
(J)	Securities considered illiquid. On September 30, 2018, the value of these securities amounted to $2,681 ($ Thousands), representing 0.3% of Net Assets of the Fund.

AUD — Australian Dollar

BBSW — Bank Bill Swap Rate

BRL — Brazilian Real

Cl — Class

CMBX — Commercial Mortgage-Backed Index

CMO — Collateralized Mortgage Obligation

EAFE — Europe, Australasia and Far East

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FFCB — Federal Farm Credit Bank

296	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

KC HRW — Kansas City Hard Red Winter

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

LP — Limited Partnership

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MYR — Malaysian Ringgit

NIBOR — Norwegian Interbank Offered Rate

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over the counter

PLC — Public Limited Company

PLN — Polish Zloty

S&P — Standard & Poor’s

Ser — Series

TWD — Taiwan Dollar

USD — United States Dollar

VAR — Variable Rate

WTI — West Texas Intermediate

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$608,435	$–	$608,435
Common Stock	266,552	–	–	266,552
Corporate Obligations	–	79,527	–	79,527
Mortgage-Backed Securities	–	57,095	–	57,095
U.S. Government Agency Obligations	–	28,363	–	28,363
Asset-Backed Securities	–	20,771	–	20,771
Sovereign Debt	–	19,573	–	19,573

Total Investments in Securities	$266,552	$813,764	$–	$1,080,316

Securities Sold Short	Level 1	Level 2	Level 3	Total

Common Stock	$(117,077)	$–	$–	$ (117,077)

Total Securities Sold Short	$(117,077)	$–	$–	$ (117,077)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$ 142	$ —	$—	$142
Written Options	(84)	—	—	(84)
Futures Contracts *
Unrealized Appreciation	5,148	—	—	5,148
Unrealized Depreciation	(4,991)	—	—	(4,991)
Forwards Contracts *
Unrealized Appreciation	—	569	—	569
Unrealized Depreciation	—	(245)	—	(245)
OTC Swaps
Credit Default Swaps *
Unrealized Appreciation	—	77	—	77
Unrealized Depreciation	—	(657)	—	(657)
Total Return Swaps *
Unrealized Appreciation	—	53	—	53
Centrally Cleared Swaps
Credit Default Swap *
Unrealized Appreciation	—	1	—	1
Interest Rate Swaps *
Unrealized Appreciation	—	2,217	—	2,217
Unrealized Depreciation	—	(318)	—	(318)
Reverse Repurchase Agreements	—	(188,812)	—	(188,812)

Total Other Financial Instruments	$ 215	$ (187,115)	$—	$ (186,900)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	297

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Capital Stability Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 32.6%
U.S. Treasury Bills (A)
2.056%, 11/15/2018	$73,670	$73,478
2.047%, 11/23/2018	73,827	73,598
2.023%, 11/08/2018	36,914	36,833
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	989	1,273
3.625%, 04/15/2028	695	862
3.375%, 04/15/2032	224	291
2.500%, 01/15/2029	539	619
2.375%, 01/15/2025	1,787	1,947
2.375%, 01/15/2027	846	942
2.125%, 02/15/2040	465	562
2.125%, 02/15/2041	452	549
2.000%, 01/15/2026	959	1,032
1.750%, 01/15/2028	642	687
1.375%, 01/15/2020	1,087	1,094
1.375%, 02/15/2044	990	1,061
1.250%, 07/15/2020	1,099	1,111
1.125%, 01/15/2021	2,290	2,304
1.000%, 02/15/2046	860	849
1.000%, 02/15/2048	576	569
0.875%, 02/15/2047	819	783
0.750%, 07/15/2028	675	664
0.750%, 02/15/2042	986	925
0.750%, 02/15/2045	1,145	1,064
0.625%, 07/15/2021	2,072	2,066
0.625%, 04/15/2023	1,581	1,560
0.625%, 01/15/2024	841	830
0.625%, 01/15/2026	2,159	2,112
0.625%, 02/15/2043	676	614
0.500%, 01/15/2028	1,800	1,727
0.375%, 07/15/2023	2,022	1,982
0.375%, 07/15/2025	1,667	1,614
0.375%, 01/15/2027	1,598	1,526
0.375%, 07/15/2027	2,296	2,194
0.250%, 01/15/2025	1,627	1,561
0.125%, 04/15/2020	2,425	2,394
0.125%, 04/15/2021	1,962	1,921
0.125%, 01/15/2022	1,354	1,321
0.125%, 04/15/2022	2,833	2,752
0.125%, 07/15/2022	1,361	1,328
0.125%, 01/15/2023	2,091	2,025
0.125%, 07/15/2024	3,112	2,989

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 07/15/2026	$1,767	$1,666

Total U.S. Treasury Obligations (Cost $237,788) ($ Thousands)		237,279

COMMERCIAL PAPER — 25.4%

Communication Services — 1.4%
Bell Canada
2.329%, 11/05/2018 (A)	10,000	9,974

Consumer Discretionary — 2.7%
Constellation Brands
2.383%, 10/09/2018 (A)	250	250
Ford Motor Credit
2.404%, 10/09/2018 (A)	5,200	5,196
2.404%, 10/12/2018 (A)	1,400	1,398
Harley-Davidson Financial Services
2.410%, 11/26/2018 (A)	3,000	2,988
Hyundai Capital America
2.414%, 11/21/2018 (A)	2,900	2,889
2.403%, 11/27/2018 (A)(B)	7,000	6,971

		19,692

Consumer Staples — 4.0%
Campbell Soup
2.492%, 11/16/2018 (A)	9,143	9,112
2.452%, 11/06/2018 (A)(B)	1,400	1,397
Keurig Dr Pepper
2.436%, 11/02/2018 (A)	5,750	5,736
Reckitt Benckiser Treasury Services
2.465%, 12/05/2018 (A)	2,500	2,489
Smithfield Foods
2.814%, 10/18/2018 (A)	5,000	4,992
2.714%, 10/01/2018 (A)	5,000	4,999
Walgreens Boots Alliance
2.333%, 10/09/2018 (A)	400	400

		29,125

Energy — 4.2%
Enbridge Energy Partners
3.116%, 10/12/2018 (A)	1,600	1,598
3.028%, 10/17/2018 (A)	3,900	3,895
Entergy
2.484%, 12/05/2018 (A)(B)	8,500	8,457
Oglethorpe Power
2.336%, 10/15/2018 (A)	3,000	2,996
Public Service of North Carolina
3.005%, 10/04/2018 (A)	3,300	3,299

298	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
WGL Holdings
2.514%, 10/04/2018 (A)		$10,000	$9,996

			30,241

Financials — 5.3%
Arabella Finance
2.491%, 11/08/2018 (A)		9,600	9,573
Eni Finance USA
2.435%, 12/07/2018 (A)		1,000	995
2.415%, 12/04/2018 (A)		9,100	9,058
General Motors Financial
2.591%, 10/15/2018 (A)		5,000	4,994
2.556%, 10/18/2018 (A)		500	499
Interpublic Group of Companies
2.458%, 10/26/2018 (A)		1,000	998
Mountcliff Funding
2.353%, 10/10/2018 (A)		11,000	10,992
Thomson Reuters
2.402%, 10/02/2018 (A)(B)		2,000	1,999

			39,108

Industrials — 4.3%
Catholic Health Initiatives
2.576%, 11/20/2018 (A)		7,257	7,233
EI du Pont de Nemours
2.392%, 11/19/2018 (A)		8,000	7,972
Hannover Funding
2.687%, 10/04/2018 (A)		5,800	5,798
Nutrien
2.409%, 11/05/2018 (A)		3,000	2,991
2.348%, 10/23/2018 (A)		7,000	6,987

			30,981

Materials — 2.3%
Amcor
2.429%, 11/20/2018 (A)		4,250	4,235
2.338%, 11/07/2018 (A)		2,400	2,393
Glencore Funding
2.587%, 12/06/2018 (A)		2,000	1,990
2.410%, 10/19/2018 (A)		8,100	8,089

			16,707

Real Estate — 1.2%
Silver Tower US Funding
2.462%, 11/08/2018 (A)		9,000	8,975

Total Commercial Paper (Cost $184,848) ($ Thousands)			184,803

SOVEREIGN DEBT — 13.8%
Japan Treasury Discount Bill
-0.142%, 10/09/2018 (A)(C)	JPY	7,760,000	68,320

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Japanese Government CPI Linked Bond
0.100%, 03/10/2026	JPY	2,444,237	$22,380
0.100%, 03/10/2027		1,109,283	10,176

Total Sovereign Debt (Cost $104,797) ($ Thousands)			100,876

	Shares

EXCHANGE TRADED FUNDS — 6.5%

United States — 6.5%
iShares Core S&P 500 ETF		80,526	23,572
Vanguard S&P 500 ETF		88,238	23,564

Total Exchange Traded Funds (Cost $43,974) ($ Thousands)			47,136

	Face Amount (Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.0%
FHLB DN
1.850%, 10/01/2018 (A)		$21,800	21,800
FHLMC
1.375%, 05/01/2020		22,475	21,986

Total U.S. Government Agency Obligations (Cost $43,862) ($ Thousands)			43,786

MORTGAGE-BACKED SECURITIES — 0.6%

Agency Mortgage-Backed Obligations — 0.6%
FNMA TBA
5.000%, 10/01/2038		306	321
4.500%, 10/15/2042		605	624
4.000%, 10/01/2040		1,223	1,235
3.500%, 10/15/2042		1,336	1,315
3.000%, 10/15/2042		748	716

Total Mortgage-Backed Securities (Cost $4,228) ($ Thousands)			4,211

CERTIFICATE OF DEPOSIT — 1.0%
MUFG Bank NY
2.340%, 11/06/2018		7,000	7,001

Total Certificate of Deposit (Cost $7,001) ($ Thousands)			7,001

Total Investments in Securities — 85.9% (Cost $626,498) ($ Thousands)			$625,092

SEI Institutional Managed Trust / Annual Report / September 30, 2018	299

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Capital Stability Fund (Continued)

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(D) (Cost $91) ($ Thousands)	8,637,038	$135

WRITTEN OPTIONS* — 0.0%

Total Written Options(D) (Premiums Received $115) ($ Thousands)	(21,979,777)	$(248)

A list of the open exchange traded options contracts held by the Fund at September 30, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%

Call Options
SPDR S&P 500 ETF Trust*	438	$12,734	$296.00	10/20/18	$21

Total Purchased Option		$12,734			$21

WRITTEN OPTION — 0.0%

Put Options
SPDR S&P 500 ETF Trust*	(657)	$(19,100)	274.00	10/20/18	$(28)

Total Written Option		$(19,100)			$(28)

300	SEI Institutional Managed Trust / Annual Report / September 30, 2018

A list of the open OTC options contracts held by the Fund at September 30, 2018, is as follows:

Description	Counterparty	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options

June 2019, USD Call, AUD Put*	Morgan Stanley	3,151,000	$2,273	$1.45	06/22/19	$47

November 2018, BRL Call, USD Put*	Bank of America	3,018,600	12,220	3.90	11/17/18	63

Call Options

October 2018, AUD Call, USD Put*	Morgan Stanley	2,467,000	1,780	1.37	10/20/18	4

Total Purchased Option			$16,273			$114

WRITTEN OPTIONS — 0.0%

Call Options

December 2018, USD Call, TRY Put*	JPMorgan Chase Bank	(9,446,400)	$(56,335)	7.38	12/22/18	$(120)

June 2019, AUD Call, USD Put*	Morgan Stanley	(3,151,000)	(2,269)	1.28	06/22/19	(18)

November 2018, USD Call, BRL Put*	Bank of America	(3,544,920)	(14,145)	4.58	11/17/18	(30)

November 2018, USD Call, BRL Put*	Deutsche Bank	(5,836,800)	(23,289)	4.56	11/17/18	(52)

Total Written Option			$(96,038)			$(220)

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Amsterdam Index	21	Oct-2018	$2,664	$2,680	$30
CAC40 10 Euro Index	23	Oct-2018	1,446	1,466	28
Canadian 10-Year Bond	104	Dec-2018	10,741	10,670	(108)
CBOE Volatility Index	77	Oct-2018	1,099	1,076	(23)
CBOE Volatility Index	(73)	Nov-2018	(1,100)	(1,093)	7
DAX Index	5	Dec-2018	1,780	1,777	6
Euro-Bobl	39	Dec-2018	5,970	5,920	(40)
Euro-Bund	25	Dec-2018	4,676	4,611	(58)
Euro-OAT	75	Dec-2018	13,312	13,158	(132)
FTSE 100 Index	44	Dec-2018	4,228	4,296	105
FTSE MIB	13	Dec-2018	1,604	1,561	(35)
Hang Seng Index	21	Oct-2018	3,701	3,741	45
IBEX	23	Oct-2018	2,538	2,503	(23)
Japanese 10-Year Bond	(20)	Dec-2018	(27,106)	(26,428)	37
Long Gilt 10-Year Bond	35	Dec-2018	5,505	5,520	(54)
MSCI EAFE Index E-MINI	319	Dec-2018	31,067	31,509	442
MSCI Emerging Markets	197	Dec-2018	10,257	10,340	83
NASDAQ 100 Index E-MINI	45	Dec-2018	6,771	6,890	119
Nikkei 225 Index	20	Dec-2018	4,048	4,247	287
OMX Index	96	Oct-2018	1,769	1,792	28
Russell 2000 Index E-MINI	92	Dec-2018	7,902	7,824	(78)
S&P 500 Index E-MINI	91	Dec-2018	13,252	13,281	29
S&P TSX 60 Index	60	Dec-2018	8,835	8,822	(44)
SPI 200 Index	45	Dec-2018	5,053	5,042	8
U.S. 5-Year Treasury Note	241	Dec-2018	27,324	27,107	(217)
U.S. 10-Year Treasury Note	246	Dec-2018	29,511	29,220	(291)
U.S. Long Treasury Bond	6	Dec-2018	867	843	(24)
U.S. Ultra Long Treasury Bond	27	Dec-2018	4,325	4,166	(160)

			$182,039	$182,541	$(33)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	301

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Capital Stability Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/02/18	BRL	1,068	USD	255	$	(12)
Bank of America	10/04/18	JPY	56,847	USD	516		16
Bank of America	10/11/18	GBP	391	EUR	436		(4)
Bank of America	11/14/18	RUB	3,824	USD	58		—
Bank of America	11/15/18	USD	387	KRW	434,364		5
Barclays PLC	10/04/18	JPY	85,358	USD	774		22
Barclays PLC	10/11/18	CHF	495	EUR	438		2
Barclays PLC	10/11/18 - 11/15/18	USD	1,804	KRW	2,014,107		12
Barclays PLC	10/11/18 - 11/15/18	KRW	1,145,567	USD	1,021		(13)
Barclays PLC	10/12/18	GBP	391	USD	515		5
Barclays PLC	10/12/18	CHF	511	GBP	403		1
Barclays PLC	10/18/18	USD	699	HUF	195,283		3
Barclays PLC	11/29/18	USD	1,426	MYR	5,804		(22)
Barclays PLC	12/13/18	USD	1,507	INR	111,070		7
Barclays PLC	12/13/18	ZAR	3,956	USD	256		(20)
Barclays PLC	12/13/18	INR	158,140	USD	2,226		71
Barclays PLC	12/14/18	USD	2,088	CAD	2,727		25
Barclays PLC	12/14/18	NZD	3,281	USD	2,141		(35)
BNP Paribas	10/11/18	USD	320	NZD	487		3
BNP Paribas	10/11/18	USD	320	AUD	443		—
BNP Paribas	10/11/18	AUD	707	USD	517		5
BNP Paribas	10/11/18	NZD	765	USD	515		8
BNP Paribas	10/11/18	NZD	778	USD	513		(3)
BNP Paribas	10/12/18	TRY	3,306	USD	501		(45)
BNP Paribas	10/17/18	USD	760	CHF	741		—
Brown Brothers Harriman	10/04/18	USD	56	JPY	6,311		(1)
Brown Brothers Harriman	10/04/18	JPY	207,515	USD	1,857		30
Brown Brothers Harriman	10/10/18	USD	781	ZAR	11,403		23
Brown Brothers Harriman	10/10/18	ZAR	7,425	USD	480		(45)
Brown Brothers Harriman	10/11/18	USD	259	EUR	222		(1)
Brown Brothers Harriman	10/11/18	GBP	297	EUR	330		(4)
Brown Brothers Harriman	10/11/18	EUR	313	USD	366		2
Brown Brothers Harriman	10/11/18	USD	640	AUD	879		(4)
Brown Brothers Harriman	10/11/18 - 10/12/18	USD	643	NZD	963		(5)
Brown Brothers Harriman	10/11/18 - 10/12/18	USD	979	GBP	752		1
Brown Brothers Harriman	10/11/18	USD	570	CHF	563		7
Brown Brothers Harriman	10/17/18	USD	604	CHF	583		(6)
Brown Brothers Harriman	10/11/18	NZD	385	USD	256		1
Brown Brothers Harriman	10/11/18	NZD	1,245	USD	819		(6)
Brown Brothers Harriman	10/11/18	AUD	1,292	USD	941		6
Brown Brothers Harriman	06/28/19	AUD	391	USD	279		(4)
Brown Brothers Harriman	10/12/18	GBP	277	USD	359		(2)
Brown Brothers Harriman	10/12/18	USD	682	TRY	4,266		23
Brown Brothers Harriman	10/12/18	TRY	811	USD	129		(4)
Brown Brothers Harriman	10/17/18	CHF	261	USD	273		5
Brown Brothers Harriman	10/18/18	USD	1	PLN	2		—

302	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/18/18	CNY	1,376	USD	205	$	5
Brown Brothers Harriman	10/19/18	USD	260	MXN	4,891		1
Brown Brothers Harriman	10/19/18	MXN	14,649	USD	774		(7)
Brown Brothers Harriman	11/29/18	ILS	460	USD	129		2
Brown Brothers Harriman	12/14/18	USD	322	CAD	417		2
Brown Brothers Harriman	05/10/21	GBP	—	USD	—		—
Citigroup	10/02/18	BRL	44	USD	11		—
Citigroup	10/02/18	USD	1,042	BRL	4,261		25
Citigroup	10/04/18	EUR	531	JPY	68,522		(13)
Citigroup	10/04/18	USD	1,164	JPY	128,689		(30)
Citigroup	10/04/18	JPY	114,945	USD	1,035		22
Citigroup	10/11/18	USD	581	NZD	868		(6)
Citigroup	10/11/18	CHF	770	EUR	675		(4)
Citigroup	10/11/18	EUR	1,764	USD	2,080		29
Citigroup	10/12/18	NZD	780	EUR	438		(8)
Citigroup	10/12/18	USD	1,910	CLP	1,271,175		19
Citigroup	10/17/18	GBP	386	CHF	494		2
Citigroup	10/18/18	USD	1,540	CNH	10,564		(5)
Citigroup	10/18/18	CNY	3,503	USD	513		4
Citigroup	10/18/18	CNH	3,509	USD	510		1
Citigroup	11/02/18	USD	235	ARS	7,040		(70)
Citigroup	11/02/18	ARS	6,852	USD	165		4
Citigroup	11/15/18	USD	920	KRW	1,040,187		19
Citigroup	11/15/18	SEK	4,528	EUR	438		(1)
Citigroup	11/16/18	CAD	765	USD	588		(4)
Citigroup	12/13/18	INR	18,547	USD	252		(1)
Credit Suisse First Boston	10/12/18	GBP	583	USD	774		13
Credit Suisse First Boston	10/12/18	COP	11,673	USD	4		—
Credit Suisse First Boston	10/18/18	USD	2,074	CNH	14,284		1
Credit Suisse First Boston	10/18/18	CNH	5,277	USD	771		4
Credit Suisse First Boston	12/13/18	USD	510	INR	35,341		(28)
Credit Suisse First Boston	06/28/19	AUD	699	USD	516		8
Deutsche Bank	10/11/18	CHF	493	EUR	434		—
Deutsche Bank	10/12/18	USD	516	GBP	401		7
Goldman Sachs	10/04/18	USD	1,045	JPY	115,620		(27)
Goldman Sachs	10/12/18	GBP	1,230	USD	1,619		14
Goldman Sachs	10/25/18	SGD	1,743	USD	1,270		(7)
Goldman Sachs	11/15/18	USD	389	KRW	437,467		5
Goldman Sachs	12/13/18	USD	1,989	INR	138,349		(104)
HSBC	10/04/18	JPY	57,539	USD	510		3
HSBC	10/10/18	USD	516	ZAR	7,251		(4)
HSBC	10/18/18	USD	1,027	CNH	7,035		(5)
HSBC	10/18/18	CNY	3,503	USD	511		2
HSBC	11/15/18	KRW	572,525	USD	515		(1)
JPMorgan Chase Bank	10/04/18	CHF	763	JPY	85,760		(26)
JPMorgan Chase Bank	10/04/18	USD	1,036	JPY	114,271		(30)
JPMorgan Chase Bank	10/04/18	JPY	85,705	CHF	758		22
JPMorgan Chase Bank	10/11/18	USD	762	CHF	741		(3)
JPMorgan Chase Bank	10/12/18	USD	517	GBP	397		1

SEI Institutional Managed Trust / Annual Report / September 30, 2018	303

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Capital Stability Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/12/18	COP	1,548,218	USD	510	$	(11)
JPMorgan Chase Bank	10/17/18	CHF	738	USD	767		10
JPMorgan Chase Bank	10/18/18	USD	901	CNH	6,168		(5)
JPMorgan Chase Bank	10/18/18	CNY	5,279	EUR	663		4
JPMorgan Chase Bank	10/19/18	MXN	9,664	USD	513		(2)
JPMorgan Chase Bank	10/24/18	ARS	7,862	USD	241		54
JPMorgan Chase Bank	11/15/18	USD	514	KRW	575,055		5
JPMorgan Chase Bank	11/15/18	USD	2,500	NOK	20,355		5
JPMorgan Chase Bank	11/15/18	KRW	1,434,303	USD	1,274		(20)
Morgan Stanley	10/02/18	BRL	1,063	USD	254		(12)
Morgan Stanley	10/04/18	USD	517	EUR	444		(1)
Morgan Stanley	10/04/18 - 12/14/18	JPY	3,834,572	USD	34,614		648
Morgan Stanley	10/11/18	EUR	664	CHF	769		16
Morgan Stanley	10/11/18	AUD	714	EUR	440		(5)
Morgan Stanley	10/11/18	NZD	771	USD	517		6
Morgan Stanley	10/12/18	USD	721	GBP	552		—
Morgan Stanley	10/17/18	CHF	738	USD	769		13
Morgan Stanley	10/18/18	CNH	14,962	USD	2,185		12
Morgan Stanley	10/24/18	ARS	6,406	USD	188		36
Morgan Stanley	10/25/18	USD	719	SGD	989		5
Morgan Stanley	10/25/18	USD	517	SGD	704		(1)
Morgan Stanley	11/05/18	USD	505	BRL	2,086		16
Morgan Stanley	11/15/18	USD	517	KRW	575,830		3
Morgan Stanley	11/15/18	USD	1,852	SEK	16,419		2
Morgan Stanley	12/13/18	USD	510	INR	37,092		(5)
Morgan Stanley	12/14/18	USD	793	CAD	1,034		8
Morgan Stanley	06/28/19	AUD	347	USD	257		5
Morgan Stanley	06/28/19	USD	1,060	AUD	1,435		(18)
RBS	10/11/18	USD	515	AUD	701		(8)
RBS	10/11/18	AUD	732	USD	544		15
RBS	10/11/18	NZD	765	USD	516		9
RBS	10/12/18	USD	255	CLP	169,809		2
RBS	10/12/18	USD	792	COP	2,394,946		15
RBS	10/12/18	GBP	940	USD	1,238		12
RBS	10/12/18	CLP	355,729	USD	513		(27)
RBS	10/12/18	COP	784,323	USD	253		(11)
RBS	10/17/18	EUR	434	CHF	494		2
RBS	10/19/18	MXN	9,792	USD	510		(12)
RBS	10/23/18	JPY	7,782,876	USD	70,460		1,814
RBS	10/24/18	USD	447	ARS	14,268		(109)
RBS	12/11/18	TWD	15,743	USD	514		(6)
RBS	12/13/18	INR	17,676	USD	253		13
Standard Bank	10/04/18	JPY	56,868	USD	516		15
Standard Bank	10/11/18	USD	1,035	NZD	1,567		5
Standard Bank	10/11/18	USD	1,035	AUD	1,422		(6)
Standard Bank	10/18/18	CNH	17,286	USD	2,511		—
Standard Bank	10/18/18	HUF	195,522	USD	713		10
Standard Bank	11/16/18	USD	594	CAD	765		(1)
Standard Bank	12/11/18	TWD	19,570	USD	639		(8)

304	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
UBS	10/04/18	EUR	667	JPY	85,826	$	(19)
UBS	10/04/18	JPY	86,286	USD	771		12
UBS	10/11/18	CHF	1,539	EUR	1,328		(34)

						$	2,329

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.S31.V1-5Y	Sell	1.00%	Quarterly	12/20/2023	(3,938)	$98	$73	$25
CDX-NAHYS30V1-5Y	Sell	5.00%	Quarterly	06/20/2023	(9,890)	771	732	39
CDX-NAIGS30V1-5Y	Sell	1.00%	Quarterly	06/20/2023	(8,340)	166	156	10
ITRAXX.EUR.XOVER	Sell	5.00%	Quarterly	06/20/2023	(1,550)	171	174	(3)

						$1,206	$1,135	$71

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH NZD - BKBM	3.202%	Semi-Annually	06/12/2028	NZD	570	$14	$—	$14
6-MONTH AUD - BBSW	2.949%	Semi-Annually	06/12/2028	AUD	860	7	—	7
6-MONTH AUD - BBSW	2.8025%	Semi-Annually	07/04/2028	AUD	3,980	(5)	—	(5)
3-MONTH NZD - BKBM	3.003%	Semi-Annually	07/05/2028	NZD	4,400	36	—	36
6-MONTH AUD - BBSW	2.845%	Semi-Annually	07/11/2028	AUD	1,430	2	—	2
3-MONTH NZD - BKBM	3.048%	Semi-Annually	07/12/2028	NZD	1,650	18	—	18
6-MONTH AUD - BBSW	2.8325%	Semi-Annually	07/17/2028	AUD	1,670	1	—	1
3-MONTH NZD - BKBM	3.01%	Semi-Annually	07/18/2028	NZD	1,810	16	—	16
6-MONTH AUD - BBSW	2.74%	Semi-Annually	08/27/2028	AUD	2,000	(13)	—	(13)
3-MONTH NZD - BKBM	2.8575%	Semi-Annually	08/28/2028	NZD	2,300	(4)	—	(4)

						$72	$—	$72

Percentages are based on Net Assets of $727,663 ($ Thousands).

*	Non-income producing security.

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $18,824 ($ Thousands), representing 2.6% of the Net Assets of the Fund.

(C)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

(D)	Refer to table below for details on Options Contracts.

ARS — Argentine Peso

AUD — Australian Dollar

BBSW — Bank Bill Swap Rate

BKBM — Bank Bill Benchmark Rate

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

DAX — German Stock Index

DN — Discount Note

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HUF — Hungarian Forint

INR — Indian Rupee

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

MSCI — Morgan Stanley Capital International

MXN — Mexican Peso

MYR — Malaysian Ringgit

NASDAQ — National Association of Securities Dealers and Automated

Quotations

NOK — Norwegian Krone

SEI Institutional Managed Trust / Annual Report / September 30, 2018	305

SCHEDULE OF INVESTMENTS

September 30, 2018

Multi-Asset Capital Stability Fund (Concluded)

NZD — New Zealand Dollar

PLN — Polish Zloty

RUB — Russian Ruble

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TBA — To Be Announced

TRY — Turkish Lira

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$237,279	$–	$237,279
Commercial Paper	–	184,803	–	184,803
Sovereign Debt	–	100,876	–	100,876
Exchange Traded Funds	47,136	–	–	47,136
U.S. Government Agency Obligations	–	43,786	–	43,786
Mortgage-Backed Securities	–	4,211	–	4,211
Certificate of Deposit	–	7,001	–	7,001

Total Investments in Securities	$47,136	$577,956	$–	$625,092

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$135	$—	$—	$135
Written Options	(248)	—	—	(248)
Futures Contracts *
Unrealized Appreciation	1,254	—	—	1,254
Unrealized Depreciation	(1,287)	—	—	(1,287)
Forwards Contracts *
Unrealized Appreciation	—	3,270	—	3,270
Unrealized Depreciation	—	(941)	—	(941)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	74	—	74
Unrealized Depreciation	—	(3)	—	(3)
Interest Rate Swaps *
Unrealized Appreciation	—	94	—	94
Unrealized Depreciation	—	(22)	—	(22)

Total Other Financial Instruments	$(146)	$2,472	$—	$2,326

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

306	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

September 30, 2018

Long/Short Alternative Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 53.0%(A)
FHLB DN
2.137%, 10/31/2018	$1,626	$1,623
2.134%, 10/26/2018	1,679	1,676
2.123%, 10/24/2018	2,661	2,657
2.093%, 10/17/2018	1,301	1,300
2.076%, 10/19/2018	3,116	3,113
2.052%, 10/10/2018	1,000	999
2.006%, 10/05/2018	3,733	3,732
2.001%, 10/04/2018	1,243	1,243
1.992%, 10/03/2014	3,056	3,056

Total U.S. Government Agency Obligations (Cost $19,400) ($ Thousands)		19,399

COMMERCIAL PAPER — 45.0%(A)

Banks — 13.1%
Australia & New Zealand Banking Group
2.293%, 12/18/2018	1,000	995
Commonwealth Bank of Australia
2.177%, 11/07/2018 (B)	1,000	997
Skandinaviska Enskilda Banken
2.123%, 10/18/2018 (B)	1,300	1,298

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Svenska Handelsbanken
2.053%, 10/09/2018 (B)	$1,500	$1,499

		4,789

Industrial & Other Commercial Paper — 31.9%
BASF
2.140%, 10/01/2018 *	1,500	1,500
Colgate-Palmolive
2.021%, 10/03/2018 (B)	1,400	1,400
Nestle Finance International
2.021%, 10/02/2018	1,400	1,400
Novartis Finance
2.155%, 11/05/2018 (B)	1,300	1,297
Pfizer
2.104%, 10/23/2018 (B)	1,000	998
Sanofi
2.157%, 11/09/2018 (B)	1,000	997
Total Capital Canada
2.071%, 10/01/2018 (B)	1,400	1,400
Unilever Capital
2.123%, 10/16/2018 (B)	1,300	1,299
Walmart
2.021%, 10/02/2018 (B)	1,400	1,400

		11,691

Total Commercial Paper (Cost $16,483) ($ Thousands)		16,480

Total Investments in Securities — 98.0% (Cost $35,883) ($ Thousands)		$35,879

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

MSCI EAFE Index E-MINI	35	Dec-2018	$3,372	$3,457	$85
MSCI Emerging Markets	23	Dec-2018	1,170	1,207	37
NASDAQ 100 Index E-MINI	33	Dec-2018	4,976	5,052	76
S&P Mid Cap 400 Index E-MINI	21	Dec-2018	4,286	4,253	(33)
U.S. Dollar Index	54	Dec-2018	5,120	5,116	(4)
U.S. Long Treasury Bond	3	Dec-2018	428	421	(7)

			$19,352	$19,506	$154

SEI Institutional Managed Trust / Annual Report / September 30, 2018	307

SCHEDULE OF INVESTMENTS

September 30, 2018

Long/Short Alternative Fund (Concluded)

Percentages are based on Net Assets of $36,595 ($ Thousands).
*	Non-income producing security.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $12,585 ($ Thousands), representing 34.4% of the Net Assets of the Fund.

DN— Discount Note

EAFE — Europe, Australasia and Far East

FHLB — Federal Home Loan Bank

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers and Automated

Quotations

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$–	$19,399	$–	$19,399
Commercial Paper	–	16,480	–	16,480

Total Investments in Securities	$–	$35,879	$–	$35,879

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$198	$—	$—	$198
Unrealized Depreciation	(44)	—	—	(44)

Total Other Financial Instruments	$154	$—	$—	$154

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

308	SEI Institutional Managed Trust / Annual Report / September 30, 2018

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	Large Cap Fund		Large Cap Value Fund
Assets:
Investments, at value †	$2,515,451	*	$ 1,387,849	*
Affiliated investments, at value ††	110,318		53,169
Cash and cash equivalents	–		–
Cash pledged as collateral on futures contracts	14		499
Foreign currency, at value †††	–		–
Receivable for fund shares sold	1,247		556
Dividends and interest receivable	2,661		1,760
Receivable for investment securities sold	3,911		57
Foreign tax reclaim receivable	33		30
Receivable for variation margin	1		16
Prepaid expenses	47		29
Total Assets	2,633,683		1,443,965
Liabilities:
Payable upon return on securities loaned	52,634		10,518
Payable for fund shares redeemed	2,709		709
Administration fees payable	519		321
Shareholder servicing fees payable Class F	515		262
Shareholder servicing fees payable Class I	–		1
Payable for investment securities purchased	–		35
Due to custodian	–		3
Payable for variation margin	–		3
Investment advisory fees payable	773		372
Chief Compliance Officer fees payable	2		1
Trustees fees payable	1		1
Administration servicing fees payable Class I	–		1
Accrued expense payable	74		40
Total Liabilities	57,227		12,267
Net Assets	$2,576,456		$ 1,431,698
† Cost of investments and repurchase agreements	$1,887,719		$ 1,087,925
†† Cost of affiliated investments	101,378		53,169
††† Cost of foreign currency	–		–
* Includes market value of securities on loan	51,323		10,114

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

310	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund

$1,512,441*	$228,637*	$4,129,634*	$895,980*	$710,750*	$368,863*	$405,031*	$964,404*
65,803	5,095	51,863	20,222	67,482	68,068	42,682	206,099
–	–	–	8	3	3	3	–
564	196	–	–	28	83	176	–
–	–	131	–	–	–	–	–
554	577	2,514	473	498	191	209	573
709	203	3,654	757	550	610	165	811
–	–	–	–	11,291	2,056	3,746	531
–	–	142	14	–	–	–	–
–	1	–	–	2	5	11	–
–	2	–	16	12	7	–	5
1,580,071	234,711	4,187,938	917,470	790,616	439,886	452,023	1,172,423

18,953	173	37,565	1,791	50,882	57,600	25,168	173,815
710	101	1,819	952	653	213	249	351
353	20	652	71	169	89	100	229
289	19	781	37	143	69	80	166
1	–	–	1	–	–	–	–
–	496	–	3,312	11,582	1,587	3,973	1,023
–	–	–	–	–	–	–	–
5	1	–	5	–	–	–	–
407	4	1,381	15	342	178	186	464
1	–	4	1	1	–	–	1
1	–	2	–	–	–	–	1
–	–	–	1	–	–	–	–
15	26	55	93	21	14	7	–
20,735	840	42,259	6,279	63,793	59,750	29,763	176,050
$1,559,336	$233,871	$4,145,679	$911,191	$726,823	$380,136	$422,260	$996,373
$983,830	$216,828	$1,997,003	$369,511	$612,378	$313,532	$316,948	$598,897
65,804	5,107	51,863	20,222	67,487	68,072	42,684	206,114
–	–	129	–	–	–	–	–
18,280	168	36,706	1,749	49,851	56,548	24,592	170,163

SEI Institutional Managed Trust / Annual Report / September 30, 2018	311

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	Large Cap Fund	Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,680,175	$1,028,372
Undistributed (distributions in excess of) net investment income /(accumulated net investment loss)	6,434	10,637
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	253,175	92,797
Net unrealized appreciation on investments and securities sold short	636,672	299,925
Net unrealized appreciation (depreciation) on futures contracts	–	(33)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	–
Net unrealized appreciation on swaptions	–	–
Net Assets	$2,576,456	$1,431,698
Net Asset Value, Offering and Redemption Price Per Share — Class F	$15.92 ($2,439,320,110 ÷ 153,211,200 shares)	$26.21 ($1,285,571,492 ÷ 49,052,475 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A	$26.23 ($4,426,571÷ 168,786 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$15.93 ($137,136,371 ÷ 8,608,606 shares)	$26.21 ($141,699,674 ÷ 5,405,651 shares)

(1)	See Note 6 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

312	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Large Cap Growth Fund		Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/ Mid Cap Fund

$ 866,184		$ 220,852		$ 2,000,637		$ 369,517		$ 555,572		$ 297,374		$ 295,455		$ 570,085
2,666		858		10,664		3,360		(17)		1,134		(253)		11
161,839		10		1,744		11,764		72,902		26,317		38,994		60,786
528,610		11,797		2,132,631		526,469		98,367		55,327		88,081		365,492
37		24		–		81		(1)		(16)		(17)		–
–		–		3		–		–		–		–		(1)
–		330		–		–		–		–		–		–
$ 1,559,336		$ 233,871		$ 4,145,679		$ 911,191		$ 726,823		$ 380,136		$ 422,260		$ 996,373
$ 39.89 ($1,416,471,934 35,509,102 share	÷ s)	$ 10.37 ($233,871,294 22,552,747 share	÷ s)	$ 27.66 ($3,773,973,010 136,463,906 share	÷ s)	$ 68.94 ($904,818,785 13,124,677 share	÷ s)	$ 14.28 ($690,400,222 48,346,892 share	÷ s)	$ 25.54 ($336,361,232 13,169,325 share	÷ s)	$ 42.96 ($386,054,946 8,987,357 share	÷ s)	$ 25.02 ($907,518,566 36,267,255 share	÷ s)
$ 38.96 ($3,862,514 99,129 share	÷ s)	N/A		N/A		$ 69.31 ($6,372,469 91,938 share	÷ s)	N/A		$ 25.31 ($2,354,256 93,022 share	÷ s)	$ 41.21 ($2,127,245 51,620 share	÷ s)	N/A
$ 39.96 ($139,001,216 3,478,621 share	÷ s)	N/A		$ 27.67 ($371,705,937 13,433,046 share	÷ s)	N/A		$ 14.38 ($36,422,589 2,532,636 share	÷ s)	$ 25.56 ($41,420,709 1,620,476 share	÷ s)	$ 43.27 ($34,077,921 787,486 share	÷ s)	$ 25.07 ($88,854,253 3,544,687 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	313

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	Mid-Cap Fund	U.S. Managed Volatility Fund
Assets:
Investments, at value †	$129,506	$1,588,411
Affiliated investments, at value ††	5,637	28,046
Repurchase agreements†	–	–
Cash and cash equivalents	20	–
Due from Broker	–	–
Due from custodian	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	57	618
Cash pledged as collateral on options contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	184	603
Dividends and interest receivable	179	3,072
Receivable for variation margin	5	1
Receivable for investment securities sold	–	–
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
Swaptions purchased, at value ††††† †	–	–
OTC Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	15
Prepaid expenses	2	29
Total Assets	135,590	1,620,795
Liabilities:
Payable for fund shares redeemed	58	1,487
Administration fees payable	33	358
Shareholder servicing fees payable Class F	27	193
Shareholder servicing fees payable Class I	–	–
Payable upon return on securities loaned	–	–
Payable for investment securities purchased	–	391
Income distribution payable	–	–
Swaptions written, at value ††††† †	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Due to Broker	–	–
Due to custodian	–	4
Payable for variation margin	–	4
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	45	496
Trustees fees payable	–	1
Chief Compliance Officer fees payable	–	1
Administration servicing fees payable Class I	–	–
Accrued expense payable	4	45
Total Liabilities	167	2,980
Net Assets	$135,423	$1,617,815
† Cost of investments and repurchase agreements	$114,124	$1,337,118
†† Cost of affiliated investments	5,637	28,046
††† Cost of foreign currency	–	–
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
†††††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	–

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

314	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$1,380,661	$1,092,070	$369,365	$128,286*	$82,853	$4,109,315*	$1,604,599
26,205	17,479	6,054	3,250	2,514	304,348	70,705
–	–	–	–	–	30,000	–
5,380	–	2,705	–	503	1,390	921
–	–	–	–	–	1,357	1,030
–	–	–	–	–	–	3,469
–	–	–	–	–	3,500	700
862	228	245	–	–	2,178	–
–	–	–	–	–	–	–
739	106	573	–	7	–	31
403	442	96	35	103	3,432	829
2,920	1,398	1,259	504	325	22,175	24,355
19	1	13	–	–	435	7
1,247	–	173	394	346	227,069	9,345
3,016	–	–	–	–	1,174	–
–	–	–	–	–	21	–
–	–	–	–	–	257	–
–	–	–	–	–	25	–
–	–	–	–	–	1,593	–
3,034	6	1,039	–	1	27	32
26	19	6	2	1	83	–
1,424,512	1,111,749	381,638	132,471	86,653	4,708,379	1,716,023

3,859	1,432	260	214	83	2,807	1,271
332	254	136	33	7	526	250
243	214	73	20	9	729	301
–	–	–	–	–	1	–
–	–	–	668	–	106,271	–
–	–	5	103	1,830	591,380	50,173
–	–	–	–	–	757	616
–	–	–	–	–	42	–
–	–	–	–	–	–	116
–	–	–	–	–	1,509	–
–	–	–	–	–	–	64
–	–	–	–	–	915	–
49	1	32	–	1	677	–
2	–	–	–	–	–	–
58	–	–	–	–	1,938	–
624	393	114	62	18	675	546
1	1	–	–	–	1	1
1	1	–	–	–	4	2
–	–	–	–	–	1	–
74	31	19	4	20	175	58
5,243	2,327	749	1,104	1,968	708,408	53,398
$1,419,269	$1,109,422	$380,889	$131,367	$84,685	$3,999,971	$1,662,625
$1,181,548	$692,784	$326,138	$110,602	$83,550	$4,202,576	$1,601,400
26,205	17,479	6,054	3,250	2,514	304,362	70,705
738	105	669	–	7	(1,004)	32
–	–	–	–	–	24	(104)
–	–	–	–	–	290	–
–	–	–	–	–	196	–
–	–	–	658	–	104,003	–

SEI Institutional Managed Trust / Annual Report / September 30, 2018	315

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	Mid-Cap Fund		U.S. Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$107,922		$1,219,780
Undistributed (distributions in excess of) net investment income	218		5,747
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	11,915		140,952
Net unrealized appreciation (depreciation) on investments and securities sold short	15,382		251,293
Net unrealized depreciation on option contracts	–		–
Net unrealized appreciation (depreciation) on futures contracts	(14)		42
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–		1
Net unrealized depreciation on swap contracts	–		–
Net unrealized appreciation on swaptions	–		–
Net Assets	$135,423		$1,617,815
Net Asset Value, offering and Redemption Price Per Share — Class F	$29.13 ($131,639,450 4,519,599 share	÷ s)	$18.69 ($934,551,618 49,995,643 share	÷ s)
Net Asset Value, offering and Redemption Price Per Share — Class I	$29.09 ($821,234 28,231 share	÷ s)	$18.69 ($1,182,637 63,283 share	÷ s)
Net Asset Value, offering and Redemption Price Per Share — Class Y	$29.15 ($2,962,187 101,619 share	÷ s)	$18.70 ($682,080,705 36,472,409 share	÷ s)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

316	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund		High Yield Bond Fund

$1,126,526		$678,023		$342,003		$105,298		$116,551		$4,158,998		$1,800,401
13,478		3,420		6,114		(696)		661		(3,818)		16,200
77,213		28,676		(10,592)		9,081		(31,846)		(104,261)		(157,059)
199,113		399,286		43,227		17,684		(697)		(49,257)		3,199
–		–		–		–		–		(275)		–
6		14		135		–		17		(10)		–
2,933		3		2		–		(1)		(669)		(1)
–		–		–		–		–		(756)		(115)
–		–		–		–		–		19		–
$1,419,269		$1,109,422		$380,889		$131,367		$84,685		$3,999,971		$1,662,625
$12.08 ($1,184,336,056 98,050,155 share	÷ s)	$17.22 ($1,030,812,866 59,853,738 share	÷ s)	$11.38 ($355,026,689 31,196,514 share	÷ s)	$16.06 ($94,715,100 5,898,363 share	÷ s)	$7.57 ($77,371,914 10,226,353 share	÷ s)	$10.86 ($3,600,785,169 331,468,739 share	÷ s)	$7.13 ($1,484,435,913 208,142,020 share	÷ s)
$11.82 ($1,224,611 103,648 share	÷ s)	N/A		N/A		$16.03 ($455,094 28,388 share	÷ s)	$7.55 ($114,657 15,185 share	÷ s)	$10.86 ($6,254,802 576,201 share	÷ s)	$6.88 ($545,178 79,261 share	÷ s)
$12.12 ($233,707,889 19,288,045 share	÷ s)	$17.23 ($78,609,263 4,562,734 share	÷ s)	$11.40 ($25,861,900 2,268,311 share	÷ s)	$16.07 ($36,196,976 2,252,614 share	÷ s)	$7.56 ($7,198,002 951,942 share	÷ s)	$10.87 ($392,930,972 36,160,538 share	÷ s)	$7.13 ($177,644,032 24,908,738 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	317

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	Conservative Income Fund	Tax-Free Conservative Income Fund
Assets:
Investments, at value †	$234,036	$173,049
Affiliated investments, at value ††	251	–
Repurchase agreements†	4,000	–
Cash and cash equivalents	8	92
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Cash pledged as collateral on forward foreign currency contracts	–	–
Cash pledged as collateral on options contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	132	145
Dividends and interest receivable	228	381
Receivable for investment securities sold	–	–
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
OTC Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Swaptions purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	–
Receivable for variation margin	–	–
Prepaid expenses	4	4
Total Assets	238,659	173,671
Liabilities:
Payable for fund shares redeemed	1,185	126
Income distribution payable	98	37
Administration fees payable	21	8
Shareholder servicing fees payable Class F	17	13
Payable for securities sold short@	–	–
Payable for investment securities purchased	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Due to broker	–	–
Reverse repurchase agreements	–	–
Due to custodian	–	–
Payable for variation margin	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	10	14
Trustees fees payable	–	–
Chief Compliance Officer fees payable	–	–
Accrued expense payable	8	9
Interest payable	–	–
Unfunded Commitments on Loan Participations	–	–
Total Liabilities	1,339	207
Net Assets	$237,320	$173,464
† Cost of investments and repurchase agreements	$238,027	$173,054
†† Cost of affiliated investments	251	–
††† Cost of foreign currency	–	–
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
@Proceeds from securities sold short	–	–

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

318	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$254,465	$871,296	$353,120	$2,238,104	$932,122	$1,080,316	$625,092	$35,879
101	–	139,692	–	–	–	–	–
–	–	–	–	–	–	–	–
2	6,941	85,565	488,784	15,401	140,831	95,140	1
–	–	382	–	–	292	–	–
–	–	2,695	56,511	4,706	483	1,197	–
–	378	77	79,177	4,165	8,109	8,395	752
–	2,200	1,310	–	–	–	–	–
–	–	–	–	32,588	–	–	–
–	–	2,510	9,248	1,813	27	823	–
73	540	261	1,687	686	586	278	4
285	849	1,043	2,261	8,267	2,072	516	–
1,297	–	13,846	2,591	11,192	751	1,680	–
–	394	123	7,585	503	569	3,270	–
–	–	4	48	–	8	40	–
–	2,052	200	2,584	–	284	–	–
–	–	210	–	324	142	135	–
–	2,091	–	–	–	–	–	–
–	–	62	209	32	24	–	–
–	–	11	13,204	116	1,748	292	25
5	15	9	51	17	19	13	3
256,228	886,756	601,120	2,902,044	1,011,932	1,236,261	736,871	36,664

354	1,103	628	2,866	779	927	1,124	–
–	–	–	–	284	–	–	–
39	195	–	585	192	212	73	9
20	165	104	542	66	176	56	1
–	–	63,099	–	–	117,077	–	–
202	200	20,728	499	16,302	714	5,795	–
–	3,303	300	61	–	1,995	–	–
–	–	59	–	1,944	84	248	–
–	–	10	4,364	–	–	–	–
–	–	–	–	–	188,812	–	–
–	–	–	–	–	–	–	–
–	3	13	6,121	857	990	680	41
–	–	–	40	–	1	56	–
–	3,320	356	1,964	320	245	941	–
25	128	286	1,483	331	243	210	16
–	–	–	2	1	1	–	–
–	1	–	3	1	1	1	–
8	22	27	78	106	38	24	2
–	–	–	–	–	742	–	–
–	–	–	–	298	–	–	–
648	8,440	85,610	18,608	21,481	312,258	9,208	69
$255,580	$878,316	$515,510	$2,883,436	$990,451	$924,003	$727,663	$36,595
$259,235	$624,679	$354,196	$2,196,189	$917,155	$1,057,887	$626,498	$35,883
101	–	138,805	–	–	–	–	–
–	–	2,520	9,354	1,804	28	818	–
–	–	18	–	–	(1,184)	–	–
–	2,357	331	–	(1,443)	149	(26)	–
–	–	(61,688)	–	–	(98,294)	–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2018	319

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	Conservative Income Fund		Tax-Free Conservative Income Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$237,309		$173,462
Undistributed (distributions in excess of) net investment income/(accumulated net investment loss)	1		1
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	1		6
Net unrealized appreciation (depreciation) on investments and securities sold short	9		(5)
Net unrealized depreciation on option contracts	–		–
Net unrealized appreciation (depreciation) on futures contracts	–		–
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–		–
Net unrealized appreciation (depreciation) on swap contracts	–		–
Net unrealized depreciation on swaptions	–		–
Net Assets	$237,320		$173,464
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.00 ($209,822,029 20,981,459 share	÷ s)	$10.00 ($162,338,429 16,233,869 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.00 ($27,497,670 2,749,569 share	÷ s)	$10.00 ($11,125,809 1,112,407 share	÷ s)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

320	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund

$262,747		$658,084		$506,310		$2,972,217		$989,082		$1,045,410		$728,556		$35,497
2,869		8,131		3,841		(31,478)		(2,511)		2,525		507		122
(5,266)		(30,105)		7,254		(102,667)		(10,033)		(129,340)		(2,346)		826
(4,770)		246,617		(1,601)		41,915		14,967		3,646		(1,406)		(4)
–		–		(180)		–		(177)		(91)		(88)		–
–		32		(13)		(4,350)		(1,504)		157		(33)		154
–		(2,926)		(245)		5,511		165		323		2,330		–
–		(1,251)		144		2,288		462		1,373		143		–
–		(266)		–		–		–		–		–		–
$255,580		$878,316		$515,510		$2,883,436		$990,451		$924,003		$727,663		$36,595
$9.91 ($238,888,741 24,101,453 share	÷ s)	$13.22 ($800,036,573 60,522,207 share	÷ s)	$10.10 ($509,558,850 50,457,751 share	÷ s)	$9.81 ($2,655,399,113 270,734,544 share	÷ s)	$10.61 ($815,019,869 76,813,846 share	÷ s)	$8.49 ($860,456,875 101,358,843 share	÷ s)	$10.05 ($682,981,918 67,967,167 share	÷ s)	$10.28 ($4,151,331 403,921 share	÷ s)
$9.94 ($16,690,978 1,678,332 share	÷ s)	$13.25 ($78,279,876 5,908,840 share	÷ s)	$10.11 ($5,951,482 588,949 share	÷ s)	$9.88 ($228,036,475 23,082,268 share	÷ s)	$10.61 ($175,431,108 16,535,799 share	÷ s)	$8.50 ($63,546,586 7,473,851 share	÷ s)	$10.07 ($44,680,832 4,437,470 share	÷ s)	$10.32 ($32,443,454 3,142,932 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	321

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended September 30, 2018

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$44,899	$33,509	$15,377
Dividends from affiliated investment company(2)	1,333	596	674
Interest income	–	–	–
Security lending income - net(2)(3)	128	120	199
Less: foreign taxes withheld	(178)	(216)	(18)
Total Investment Income	46,182	34,009	16,232
Expenses:
Investment advisory fees	10,248	4,946	6,162
Administration fees	7,036	4,239	4,602
Shareholder servicing fees Class F	6,209	3,187	3,509
Shareholder servicing fees Class I	–	11	9
Trustees’ fees	45	24	26
Chief compliance officer fees	13	7	7
Administration servicing fees Class I	–	11	9
Printing fees	350	187	203
Professional fees	149	82	87
Custodian/Wire agent fees	144	77	84
Registration fees	118	70	74
Pricing fees	27	–	–
Interest expense	–	–	–
Other expenses	46	41	44
Total Expenses	24,385	12,882	14,816
Less:
Waiver of investment advisory fees	(1,051)	(501)	(1,305)
Waiver of shareholder servicing fees Class F	(50)	(25)	(28)
Waiver of shareholder servicing fees Class I	–	(1)	(1)
Waiver of administration fees	(210)	(75)	(69)
Net Expenses	23,074	12,280	13,413
Net Investment Income (Loss)	23,108	21,729	2,819
Net Realized Gain (Loss) on:
Investments	274,998	119,364	182,346
Futures contracts	3,177	607	(26)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	109,931	14,093	153,626
Affiliated investments	(4)	–	(2)
Futures contracts	(302)	(33)	36
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Contribution from Adviser(2)	–	–	–
Net Increase in Net Assets Resulting from Operations	$410,908	$155,760	$338,799

(1)	Commenced operations on January 31, 2018.

(2)	See Note 6 in Notes to Financial Statements.

(3)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

322	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Large Cap Index Fund(1)	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$2,293	$68,118	$17,474	$5,759	$6,631	$1,563	$10,022
50	1,236	201	287	144	155	462
–	–	12	–	–	–	–
2	135	9	522	333	433	583
–	(503)	–	(10)	(10)	(4)	(19)
2,345	68,986	17,696	6,558	7,098	2,147	11,048

54	15,958	254	4,410	2,531	2,399	6,098
322	8,837	1,866	2,036	1,168	1,107	2,814
268	9,108	1,562	1,603	869	841	2,141
–	–	31	–	6	5	–
1	67	14	11	7	6	16
–	19	4	3	2	2	5
–	–	–	–	6	5	–
9	529	122	88	50	46	123
9	229	49	40	22	22	54
6	222	54	37	21	20	52
–	131	44	36	26	24	29
1	41	16	11	7	6	14
–	–	–	–	–	–	–
21	68	113	13	8	7	18
691	35,209	4,129	8,288	4,723	4,490	11,364

(32)	(126)	(57)	(594)	(348)	(441)	(824)
(161)	(73)	(1,109)	(13)	(7)	(7)	(257)
–	–	(5)	–	(1)	–	–
(229)	(302)	(535)	(29)	(13)	(11)	(31)
269	34,708	2,423	7,652	4,354	4,031	10,252
2,076	34,278	15,273	(1,094)	2,744	(1,884)	796

(346)	29,957	17,440	79,675	31,528	48,532	66,360
349	536	2,481	1,976	407	295	372
11,808	556,046	100,786	19,293	(9,949)	37,494	65,533
(11)	(3)	–	(4)	(5)	(2)	(15)
24	–	(226)	(979)	(24)	(19)	(106)
–	(4)	–	–	–	–	–
330	–	–	–	–	–	–
$14,230	$620,810	$135,754	$98,867	$24,701	$84,416	$132,940

SEI Institutional Managed Trust / Annual Report / September 30, 2018	323

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended September 30, 2018

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$2,002	$39,721	$40,161
Dividends from affiliated investment company(1)	66	477	237
Interest income	–	–	74
Security lending income – net(1)(2)	2	–	–
Less: foreign taxes withheld	–	(264)	(2,974)
Total Investment Income	2,070	39,934	37,498
Expenses:
Investment advisory fees	503	10,788	9,457
Administration fees	377	4,906	4,363
Shareholder servicing fees Class F	306	2,398	3,041
Shareholder servicing fees Class I	2	7	4
Trustees’ fees	2	28	25
Administration servicing fees Class I	2	–	4
Chief compliance officer fees	1	8	7
Printing fees	15	226	192
Registration fees	14	82	66
Professional fees	7	91	82
Custodian/Wire agent fees	6	90	186
Pricing fees	3	19	36
Other expenses	3	36	26
Total Expenses	1,241	18,679	17,489
Less:
Waiver of investment advisory fees	(2)	(4,200)	(1,758)
Waiver of shareholder servicing fees Class F	(2)	(19)	(24)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	(4)	(107)	(119)
Fees paid indirectly	–	–	–
Net Expenses	1,233	14,353	15,588
Net Investment Income	837	25,581	21,910
Net Realized Gain (Loss) on:
Investments	12,951	156,036	84,725
Affiliated investments	–	–	–
Futures contracts	134	3,768	1,511
Foreign currency transactions	–	(16)	14,114
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,416	(5,517)	(8,055)
Affiliated investments	–	–	–
Futures contracts	(53)	(242)	(325)
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(22)	516
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,285	$179,588	$114,396

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

324	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund

$25,103	$13,631	$3,414	$–	$39	$985	$–
346	153	47	25	916	982	1
–	–	–	2,594	74,584	100,762	4,283
–	–	–	–	306	–	–
(183)	(1,269)	–	–	(2)	–	–
25,266	12,515	3,461	2,619	75,843	102,729	4,284

7,090	2,444	908	309	6,484	7,977	226
3,272	1,692	419	155	4,368	3,242	451
2,557	896	257	177	5,225	3,644	511
–	–	1	–	14	2	–
19	6	2	1	43	28	4
–	–	1	–	14	2	–
5	2	1	–	11	7	1
143	48	16	8	327	214	28
55	15	16	12	106	81	9
62	21	8	4	191	95	13
59	73	8	4	112	89	12
12	24	–	74	–	–	9
20	9	6	2	572	217	5
13,294	5,230	1,643	746	17,467	15,598	1,269

(2,460)	(1,066)	(124)	(117)	(2,260)	(1,400)	(77)
(20)	(7)	(2)	(78)	(42)	–	(306)
–	–	–	–	(2)	(29)	–
(57)	(19)	–	(95)	(45)	(21)	(225)
–	–	(11)	–	–	–	–
10,757	4,138	1,506	456	15,118	14,148	661
14,509	8,377	1,955	2,163	60,725	88,581	3,623

29,869	(4,251)	20,291	(395)	(33,182)	4,868	1
–	–	–	–	(3)	–	–
2,402	747	–	54	(6,445)	–	–
–	(172)	–	–	(583)	2	–
–	–	–	–	1,357	–	–
–	–	–	–	(14)	–	–
–	–	–	–	3,978	(166)	–

79,993	(1,549)	(14,490)	20	(64,207)	(29,624)	(24)
–	–	–	–	(10)	–	–
(209)	(75)	–	4	278	–	–
–	–	–	–	(345)	–	–
–	–	–	–	19	–	–
–	–	–	–	(2,426)	169	–
5	(23)	–	(1)	(976)	(1)	–
$126,569	$3,054	$7,756	$1,845	$(41,834)	$63,829	$3,600

SEI Institutional Managed Trust / Annual Report / September 30, 2018	325

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($Thousands)

For the year or period ended September 30, 2018

	Tax-Free Conservative Income Fund	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$ –	$–	$ 17,235
Dividends from affiliated investment company(1)	–	8	–
Interest income	2,169	7,813	–
Less: foreign taxes withheld	–	–	(44)
Total Investment Income	2,169	7,821	17,191
Expenses:
Shareholder servicing fees Class F	406	618	1,897
Administration fees	336	529	2,513
Investment advisory fees	168	582	5,026
Trustees’ fees	3	5	14
Chief compliance officer fees	1	1	4
Printing fees	20	33	110
Pricing fees	12	2	13
Professional fees	10	15	71
Custodian/Wire agent fees	9	14	22
Registration fees	7	21	33
Dividend expense on securities sold short	–	–	–
Interest expense	–	–	–
Other expenses	5	6	28
Total Expenses	977	1,826	9,731
Less:
Waiver of investment advisory fees	(56)	(271)	(3,558)
Waiver of shareholder servicing fees Class F	(244)	(371)	–
Waiver of administration fees	(174)	(7)	(69)
Net Expenses	503	1,177	6,104
Net Investment Income	1,666	6,644	11,087
Net Realized Gain (Loss) on:
Investments	6	(1,192)	3,231
Securities sold short	–	–	–
Futures contracts	–	–	(12,810)
Foreign currency transactions	–	–	(3,136)
Purchased and written options	–	–	(998)
Swap contracts	–	–	(18,920)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1	(4,716)	114,607
Securities sold short	–	–	–
Affiliated investments	–	–	–
Futures contracts	–	–	(3,019)
Purchased and written options	–	–	286
Purchased and written swaptions	–	–	(266)
Swap contracts	–	–	(1,673)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	(1,774)
Net Increase in Net Assets Resulting from Operations	$ 1,673	$736	$ 86,615

(1)	See Note 6 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

326	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$2,888	$9,025	$4,245	$6,690	$1,010	$26
2,544	–	–	–	–	–
5,717	42,149	40,749	24,745	10,163	540
(155)	(401)	(73)	–	–	–
10,994	50,773	44,921	31,435	11,173	566

1,281	6,528	2,016	2,102	1,737	4
1,553	7,394	2,944	2,720	2,227	103
7,765	21,337	5,888	4,987	2,969	274
9	48	17	15	13	1
3	14	5	4	4	–
67	376	128	118	96	3
51	89	306	68	12	2
30	162	55	52	42	2
28	98	56	37	37	2
31	128	48	49	41	23
250	–	–	2,461	–	–
1,395	–	–	3,133	–	–
11	55	22	21	14	2
12,474	36,229	11,485	15,767	7,192	416

(4,238)	(3,426)	(2,049)	(2,102)	(848)	(99)
(10)	–	(1,210)	–	(1,042)	–
(951)	(51)	(530)	(59)	(733)	(2)
7,275	32,752	7,696	13,606	4,569	315
3,719	18,021	37,225	17,829	6,604	251

36,755	2,032	(5,666)	1,036	(1,345)	34
(25,339)	–	–	(7,082)	–	–
(21)	106,048	2,337	(4,134)	2,337	1,221
561	(6,991)	405	294	1,483	–
(341)	–	(19,892)	(263)	1,083	–
2,032	(16,191)	1,352	1,766	1,387	–

(11,997)	(21,549)	(1,954)	7,313	5,663	(48)
7,880	–	20	(9,334)	–	–
(1,917)	–	–	–	–	–
(80)	(18,388)	(1,258)	(392)	(478)	(41)
37	–	2,134	(91)	(265)	–
–	–	–	–	–	–
(99)	6,314	455	2,467	176	–
(447)	9,479	207	299	(3,654)	–
$10,743	$78,775	$15,365	$9,708	$12,991	$1,417

SEI Institutional Managed Trust / Annual Report / September 30, 2018	327

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Large Cap Fund
	2018	2017
Operations:
Net investment income (loss)	$23,108	$21,710
Net realized gain from investments, securities sold short, futures contracts, options, swaptions and swap contracts	278,175	224,520
Net change in unrealized appreciation on investments, securities sold short, futures contracts, options, swaptions and swap contracts	109,625	133,881
Net change in unrealized appreciation (depreciation) on foreign currency transactions	–	–
Contribution from Adviser	–	–
Net Increase in Net Assets Resulting from Operations	410,908	380,111
Dividends and Distributions to Shareholders:
Net investment income:
Class E	N/A	N/A
Class F	(20,429)	(19,572)
Class I	N/A	N/A
Class Y	(1,590)	(1,713)
Net capital gains:
Class E	N/A	N/A
Class F	(155,771)	–
Class I	N/A	N/A
Class Y	(9,384)	–
Total Dividends and Distributions	(187,174)	(21,285)
Capital Share Transactions:(1)
Class E:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase (decrease) from Class E transactions	N/A	N/A
Class F:
Proceeds from shares issued	449,118	503,259
Reinvestment of dividends & distributions	164,122	18,216
Cost of shares redeemed	(747,347)	(733,220)
Net increase (decrease) from Class F transactions	(134,107)	(211,745)
Class I:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net decrease from Class I transactions	N/A	N/A
Class Y:
Proceeds from shares issued	12,129	28,591
Reinvestment of dividends & distributions	10,806	1,709
Cost of shares redeemed	(54,616)	(61,145)
Net increase (decrease) from Class Y transactions	(31,681)	(30,845)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(165,788)	(242,590)
Net Increase in Net Assets	57,946	116,236
Net Assets
Beginning of year	2,518,510	2,402,274
End of year	$2,576,456	$2,518,510
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$6,434	$5,445

(1)	See Note 7 in Notes to Financial Statements.

(2)	Commenced operations on January 31, 2018.

(3)	See Note 6 in Notes to Financial Statements.

(4)	On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the fund’s Class F shares.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

328	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund(2)(3)	Tax-Managed Large Cap Fund		S&P 500 Index Fund(4)		Small Cap Fund
2018	2017	2018	2017	01/31/18 - 09/30/18	2018	2017	2018	2017	2018	2017

$21,729	$19,245	$2,819	$3,033	$2,076	$34,278	$29,020	$15,273	$12,213	$(1,094)	$(621)

119,971	95,775	182,320	180,285	3	30,493	186,156	19,921	7,890	81,651	51,978

14,060	113,986	153,660	40,958	11,821	556,043	328,919	100,560	102,221	18,310	25,396
–	–	–	–	–	(4)	7	–	–	–	–
–	–	–	–	330	–	–	–	–	–	–
155,760	229,006	338,799	224,276	14,230	620,810	544,102	135,754	122,324	98,867	76,753

N/A	N/A	N/A	N/A	N/A	N/A	N/A	(4,249)	(5,115)	N/A	N/A
(18,678)	(17,875)	(2,022)	(1,631)	(1,229)	(27,609)	(26,038)	(10,057)	(6,341)	–	(776)
(55)	(69)	(1)	–	N/A	N/A	N/A	(90)	(82)	N/A	N/A
(2,246)	(1,137)	(422)	(368)	N/A	(3,458)	(2,553)	(609)	(399)	(11)	(110)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	(2,887)	(8,334)	N/A	N/A
(45,218)	–	(109,987)	–	–	(42,173)	–	(3,776)	(11,171)	(41,012)	–
(164)	–	(286)	–	N/A	N/A	N/A	(55)	(182)	N/A	N/A
(4,537)	–	(10,071)	–	N/A	(3,925)	–	(411)	(700)	(2,570)	–
(70,898)	(19,081)	(122,789)	(1,999)	(1,229)	(77,165)	(28,591)	(22,134)	(32,324)	(43,593)	(886)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	22,021	53,750	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,600	12,425	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	(367,721)	(57,306)	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	(339,100)	8,869	N/A	N/A

129,136	142,401	152,640	156,484	244,620	453,442	481,708	542,277	145,341	131,930	137,004
60,494	16,756	106,403	1,530	1,199	62,980	23,445	12,678	16,200	38,243	721
(241,686)	(396,688)	(403,231)	(421,893)	(24,949)	(624,582)	(1,023,577)	(162,467)	(179,157)	(120,361)	(171,076)
(52,056)	(237,531)	(144,188)	(263,879)	220,870	(108,160)	(518,424)	392,488	(17,616)	49,812	(33,351)

385	617	564	524	N/A	N/A	N/A	950	2,413	N/A	N/A
180	54	219	–	N/A	N/A	N/A	104	139	N/A	N/A
(1,066)	(3,045)	(1,032)	(2,294)	N/A	N/A	N/A	(1,848)	(3,475)	N/A	N/A
(501)	(2,374)	(249)	(1,770)	N/A	N/A	N/A	(794)	(923)	N/A	N/A

22,865	95,162	14,638	94,688	N/A	49,579	119,677	7,953	42,930	3,674	8,842
6,173	1,135	9,449	367	N/A	6,905	2,458	960	1,009	2,529	110
(15,743)	(8,417)	(27,250)	(7,677)	N/A	(49,662)	(41,196)	(53,919)	(5,258)	(11,956)	(12,393)
13,295	87,880	(3,163)	87,378	N/A	6,822	80,939	(45,006)	38,681	(5,753)	(3,441)
(39,262)	(152,025)	(147,600)	(178,271)	220,870	(101,338)	(437,485)	7,588	29,011	44,059	(36,792)
45,600	57,900	68,410	44,006	233,871	442,307	78,026	121,208	119,011	99,333	39,075

1,386,098	1,328,198	1,490,926	1,446,920	–	3,703,372	3,625,346	789,983	670,972	627,490	588,415
$1,431,698	$1,386,098	$1,559,336	$1,490,926	$233,871	$4,145,679	$3,703,372	$911,191	$789,983	$726,823	$627,490

$10,637	$9,855	$2,666	$2,313	$858	$10,664	$7,368	$3,360	$3,037	$(17)	$–

SEI Institutional Managed Trust / Annual Report / September 30, 2018	329

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,744	$1,804	$(1,884)	$(1,766)	$796	$1,091
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	31,935	38,616	48,827	24,937	66,732	16,801
Net realized gain (loss) on foreign currency transactions	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options, swaptions and swap contracts	(9,978)	15,796	37,473	34,951	65,412	105,305
Net change in unrealized appreciation (depreciation) on foreign currency transactions	–	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	24,701	56,216	84,416	58,122	132,940	123,197
Dividends and Distributions to Shareholders:
Net investment income:
Class F	(2,304)	(1,967)	–	–	(546)	(2,774)
Class I	(11)	(10)	–	–	N/A	N/A
Class Y	(357)	(181)	–	–	(179)	(311)
Net capital gains:
Class F	(27,242)	–	(1,080)	–	(14,622)	–
Class I	(200)	–	(7)	–	N/A	N/A
Class Y	(3,074)	–	(99)	–	(1,382)	–
Return of Capital:
Total Dividends and Distributions	(33,188)	(2,158)	(1,186)	–	(16,729)	(3,085)
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	72,641	61,831	65,273	31,220	135,831	173,955
Reinvestment of dividends & distributions	27,593	1,824	1,006	N/A	13,460	2,465
Cost of shares redeemed	(105,499)	(127,809)	(68,743)	(85,178)	(130,259)	(148,277)
Net increase (decrease) from Class F transactions	(5,265)	(64,154)	(2,464)	(53,958)	19,032	28,143
Class I:
Proceeds from shares issued	232	350	278	293	N/A	N/A
Reinvestment of dividends & distributions	189	9	6	–	N/A	N/A
Cost of shares redeemed	(470)	(1,173)	(668)	(832)	N/A	N/A
Net decrease from Class I transactions	(49)	(814)	(384)	(539)	N/A	N/A
Class Y:
Proceeds from shares issued	4,571	29,541	2,725	19,444	12,545	27,784
Reinvestment of dividends & distributions	3,042	169	90	–	1,445	293
Cost of shares redeemed	(2,681)	(2,260)	(4,221)	(1,521)	(10,492)	(9,173)
Net increase (decrease) from Class Y transactions	4,932	27,450	(1,406)	17,923	3,498	18,904
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(382)	(37,518)	(4,254)	(36,574)	22,530	47,047
Net Increase (Decrease) in Net Assets	(8,869)	16,540	78,976	21,548	138,741	167,159
Net Assets
Beginning of year	389,005	372,465	343,284	321,736	857,632	690,473
End of year	$380,136	$389,005	$422,260	$343,284	$996,373	$857,632
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$1,134	$902	$(253)	$(1,992)	$11	$(151)

(1)	Commenced operations on October 17, 2016.

(2)	See Note 7 in Notes to Financial Statements.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

330	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund(1)
2018	2017	2018	2017	2018	2017	2018	2017	2018	10/17/16 - 09/30/17

$837	$711	$25,581	$25,146	$21,910	$22,546	$14,509	$15,976	$8,377	$6,534
13,085	8,605	159,804	119,789	86,236	125,365	32,271	39,273	(3,504)	(6,270)
–	–	(16)	89	14,114	1,332	–	91	(172)	(197)
1,363	7,225	(5,759)	39,952	(8,380)	255	79,784	66,115	(1,624)	44,986
–	–	(22)	20	516	2,282	5	5	(23)	25
15,285	16,541	179,588	184,996	114,396	151,780	126,569	121,460	3,054	45,078

(892)	(654)	(14,288)	(16,100)	(18,701)	(46,339)	(14,038)	(15,524)	(8,730)	(10)
(4)	(3)	(17)	(20)	(21)	(41)	N/A	N/A	N/A	N/A
(25)	(11)	(12,038)	(9,125)	(4,329)	(3,425)	(1,087)	(814)	(411)	(3)

(8,262)	(698)	(73,695)	(31,901)	(67,396)	(59,143)	(26,713)	(24,946)	–	(90)
(61)	(6)	(104)	(56)	(86)	(58)	N/A	N/A	N/A	N/A
(170)	(6)	(59,674)	(13,880)	(11,883)	(4,213)	(1,647)	(1,096)	–	(2)

(9,414)	(1,378)	(159,816)	(71,082)	(102,416)	(113,219)	(43,485)	(42,380)	(9,141)	(105)

31,606	41,715	158,429	271,433	243,616	343,160	173,645	200,593	115,712	371,007
7,540	1,086	77,226	42,085	74,964	94,813	35,535	35,107	7,506	83
(25,654)	(33,003)	(316,096)	(519,803)	(386,385)	(842,329)	(250,349)	(479,179)	(98,753)	(78,131)
13,492	9,798	(80,441)	(206,285)	(67,805)	(404,356)	(41,169)	(243,479)	24,465	292,959

156	105	100	220	247	183	N/A	N/A	N/A	N/A
65	10	121	76	107	99	N/A	N/A	N/A	N/A
(293)	(236)	(486)	(920)	(702)	(1,479)	N/A	N/A	N/A	N/A
(72)	(121)	(265)	(624)	(348)	(1,197)	N/A	N/A	N/A	N/A

871	1,871	554,095	258,709	78,885	126,017	21,788	30,892	13,354	13,016
192	17	70,883	22,886	15,054	7,336	2,306	1,549	359	4
(485)	(304)	(527,771)	(222,226)	(76,223)	(32,306)	(12,402)	(11,722)	(1,204)	(950)
578	1,584	97,207	59,369	17,716	101,047	11,692	20,719	12,509	12,070
13,998	11,261	16,501	(147,540)	(50,437)	(304,506)	(29,477)	(222,760)	36,974	305,029
19,869	26,424	36,273	(33,626)	(38,457)	(265,945)	53,607	(143,680)	30,887	350,002

115,554	89,130	1,581,542	1,615,168	1,457,726	1,723,671	1,055,815	1,199,495	350,002	–
$135,423	$115,554	$1,617,815	$1,581,542	$1,419,269	$1,457,726	$1,109,422	$1,055,815	$380,889	$350,002
$218	$190	$5,747	$6,140	$13,478	$888	$3,420	$3,851	$6,114	$6,717

SEI Institutional Managed Trust / Annual Report / September 30, 2018	331

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$1,955	$391	$2,163	$1,813	$60,725	$45,373
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	20,291	10,803	(341)	(831)	(34,309)	3,021
Net realized gain (loss) on foreign currency transactions	–	–	–	–	(583)	1,209
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options, swaptions and swap contracts	(14,490)	(13,186)	24	2,136	(66,691)	(31,512)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	–	–	(1)	–	(976)	748
Net Increase (Decrease) in Net Assets Resulting from Operations	7,756	(1,992)	1,845	3,118	(41,834)	18,839
Dividends and Distributions to Shareholders:
Net investment income:
Class F	(1,561)	(3,576)	(1,764)	(2,326)	(54,886)	(44,513)
Class I	(6)	(12)	(4)	(4)	(137)	(159)
Class Y	(573)	(926)	(168)	(217)	(7,524)	(3,743)
Net capital gains:
Class F	(10,611)	(13,694)	–	–	–	(38,570)
Class I	(45)	(47)	–	–	–	(177)
Class Y	(3,672)	(3,259)	–	–	–	(2,664)
Return of Capital:
Class F	–	–	–	–	–	–
Class Y	–	–	–	–	–	–
Total Dividends and Distributions	(16,468)	(21,514)	(1,936)	(2,547)	(62,547)	(89,826)
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	25,277	33,297	27,089	24,519	469,326	358,190
Reinvestment of dividends & distributions	11,029	15,915	1,659	2,097	50,429	75,098
Cost of shares redeemed	(73,135)	(66,266)	(21,567)	(137,936)	(388,007)	(579,756)
Merger(3)	–	–	–	–	1,706,576	–
Net increase (decrease) from Class F transactions	(36,829)	(17,054)	7,181	(111,320)	1,838,324	(146,468)
Class I:
Proceeds from shares issued	22	37	13	43	4,709	2,435
Reinvestment of dividends & distributions	51	59	4	4	79	216
Cost of shares redeemed	(119)	(147)	(91)	(115)	(4,249)	(5,651)
Net increase (decrease) from Class I transactions	(46)	(51)	(74)	(68)	539	(3,000)
Class Y:
Proceeds from shares issued	4,800	7,456	3,524	1,087	73,389	177,110
Reinvestment of dividends & distributions	4,089	4,014	156	199	7,067	6,270
Cost of shares redeemed	(7,233)	(6,981)	(2,375)	(12,729)	(48,320)	(26,601)
Merger(3)	–	–	–	–	146,687	–
Net increase (decrease) from Class Y transactions	1,656	4,489	1,305	(11,443)	178,823	156,779
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(35,219)	(12,616)	8,412	(122,831)	2,017,686	7,311
Net Increase (Decrease) in Net Assets	(43,931)	(36,122)	8,321	(122,260)	1,913,305	(63,676)
Net Assets
Beginning of year	175,298	211,420	76,364	198,624	2,086,666	2,150,342
End of year	$131,367	$175,298	$84,685	$76,364	$3,999,971	$2,086,666
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$(696)	$(1,186)	$661	$413	$(3,824)	$(3,256)

(1)	Commenced operations on April 22, 2016.

(2)	See Note 7 in Notes to Financial Statements.

(3)	See Note 13 in Notes to Financial Statements.

N/A – Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

332	SEI Institutional Managed Trust / Annual Report / September 30, 2018

High Yield Bond Fund		Conservative Income Fund(1)		Tax-Free Conservative Income Fund		Real Return Fund
2018	2017	2018	2017	2018	2017	2018	2017

$88,581	$95,706	$3,623	$1,776	$1,666	$763	$6,644	$3,018
4,702	3,328	1	3	6	–	(1,192)	18
2	–	–	–	–	–	–	–
(29,455)	52,441	(24)	28	1	8	(4,716)	(3,124)
(1)	–	–	–	–	–	–	–
63,829	151,475	3,600	1,807	1,673	771	736	(88)

(77,103)	(81,593)	(3,259)	(1,558)	(1,598)	(743)	(3,522)	(2,501)
(33)	(332)	N/A	N/A	N/A	N/A	N/A	N/A
(9,850)	(10,507)	(364)	(217)	(62)	(25)	(247)	(187)

(18,986)	(23,294)	(2)	(2)	–	–	–	–
(11)	(129)	N/A	N/A	N/A	N/A	–	–
(2,365)	(2,750)	–	–	–	–	–	–

–	–	–	–	–	–	–	(379)
–	–	–	–	–	–	–	(27)
(108,348)	(118,605)	(3,625)	(1,777)	(1,660)	(768)	(3,769)	(3,094)

375,071	421,069	111,401	209,939	63,554	198,433	50,004	61,868
86,971	94,761	2,270	1,000	1,235	552	2,882	2,385
(407,553)	(813,243)	(94,266)	(95,535)	(65,682)	(66,709)	(63,482)	(100,313)
–	–	–	–	–	–	–	–
54,489	(297,413)	19,405	115,404	(893)	132,276	(10,596)	(36,060)

69	12,255	N/A	N/A	N/A	N/A	–	–
42	459	N/A	N/A	N/A	N/A	–	–
(688)	(12,837)	N/A	N/A	N/A	N/A	–	–
(577)	(123)	N/A	N/A	N/A	N/A	–	–

26,549	51,520	26,030	26,187	11,647	6,787	2,483	3,214
11,818	13,057	353	210	59	19	242	210
(42,849)	(80,197)	(18,867)	(23,214)	(4,363)	(16,952)	(4,054)	(13,859)
–	–	–	–	–	–	–	–
(4,482)	(15,620)	7,516	3,183	7,343	(10,146)	(1,329)	(10,435)
49,430	(313,156)	26,921	118,587	6,450	122,130	(11,925)	(46,495)
4,911	(280,286)	26,896	118,617	6,463	122,133	(14,958)	(49,677)

1,657,714	1,938,000	210,424	91,807	167,001	44,868	270,538	320,215
$1,662,625	$1,657,714	$237,320	$210,424	$173,464	$167,001	$255,580	$270,538
$16,200	$11,451	$1	$1	$1	$(5)	$2,869	$(6)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	333

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$11,087	$8,696	$3,719	$(584)	$18,021	$(2,889)
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(29,497)	3,590	13,086	16,242	91,889	104,702
Net realized gain (loss) on foreign currency transactions	(3,136)	7,187	561	(25)	(6,991)	(4,499)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options, swaptions and swap contracts	109,935	96,241	(6,176)	6,695	(33,623)	25,441
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(1,774)	1,145	(447)	278	9,479	(3,625)
Net Increase (Decrease) in Net Assets Resulting from Operations	86,615	116,859	10,743	22,606	78,775	119,130
Dividends and Distributions to Shareholders:
Net investment income:
Class F	(10,480)	(4,937)	(1,267)	(362)	–	(17,091)
Class Y	(1,383)	(539)	(27)	(4)	–	(2,213)
Net capital gains:
Class F	(884)	–	(9,825)	–	(123,715)	(133,300)
Class Y	(92)	–	(94)	–	(11,492)	(13,339)
Return of Capital:
Class F	–	–	–	–	–	–
Class Y	–	–	–	–	–	–
Total Dividends and Distributions	(12,839)	(5,476)	(11,213)	(366)	(135,207)	(165,943)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	180,178	213,750	96,356	112,287	568,202	748,527
Reinvestment of dividends & distributions	10,569	4,578	10,009	326	112,874	137,072
Cost of shares redeemed	(154,254)	(112,077)	(104,381)	(200,431)	(442,055)	(450,101)
Net increase (decrease) from Class F transactions	36,493	106,251	1,984	(87,818)	239,021	435,498
Class Y:
Proceeds from shares issued	24,348	31,483	1,914	3,857	20,748	71,209
Reinvestment of dividends & distributions	1,465	539	116	4	11,436	15,484
Cost of shares redeemed	(27,388)	(17,335)	(921)	(500)	(37,753)	(48,067)
Net increase (decrease) from Class Y transactions	(1,575)	14,687	1,109	3,361	(5,569)	38,626
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	34,918	120,938	3,093	(84,457)	233,452	474,124
Net Increase (Decrease) in Net Assets	108,694	232,321	2,623	(62,217)	177,020	427,311
Net Assets
Beginning of year	769,622	537,301	512,887	575,104	2,706,416	2,279,105
End of year	$878,316	$769,622	$515,510	$512,887	$2,883,436	$2,706,416
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$8,131	$11,921	$3,841	$(298)	$(31,478)	$(19,459)

(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

334	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund
2018	2017	2018	2017	2018	2017	2018	2017

$37,225	$38,110	$17,829	$9,103	$6,604	$196	$251	$36

(21,869)	7,423	(8,677)	2,131	3,462	11,296	1,255	3,258
405	(702)	294	(259)	1,483	5,769	–	–

(603)	12,394	(37)	(30,788)	5,096	(10,342)	(89)	295

207	(266)	299	1,764	(3,654)	6,081	–	–

15,365	56,959	9,708	(18,049)	12,991	13,000	1,417	3,589

(24,006)	(26,811)	(11,555)	(9,561)	(13,747)	(1,044)	–	–
(5,369)	(5,026)	(1,099)	(888)	(1,008)	(130)	(129)	–

(6,954)	–	–	–	(11,949)	(3,588)	(2)	–
(1,499)	–	–	–	(835)	(279)	(3,168)	–

(1,710)	–	–	–	–	–	–	–
(385)	–	–	–	–	–	–	(1)
(39,923)	(31,837)	(12,654)	(10,449)	(27,539)	(5,041)	(3,299)	(1)

215,339	334,913	195,293	213,570	162,884	213,677	4,203	–
27,889	22,088	10,530	8,667	20,037	3,619	3	–
(221,840)	(208,055)	(163,885)	(365,499)	(180,605)	(188,661)	(111)	–
21,388	148,946	41,938	(143,262)	2,316	28,635	4,095	–

39,982	81,243	5,855	15,276	4,907	8,247	–	–
7,110	4,941	1,071	868	1,839	409	–	–
(34,218)	(20,925)	(11,612)	(34,879)	(11,444)	(10,338)	–	(11,000)
12,874	65,259	(4,686)	(18,735)	(4,698)	(1,682)	–	(11,000)

34,262	214,205	37,252	(161,997)	(2,382)	26,953	4,095	(11,000)
9,704	239,327	34,306	(190,495)	(16,930)	34,912	2,213	(7,412)

980,747	741,420	889,697	1,080,192	744,593	709,681	34,382	41,794
$990,451	$980,747	$924,003	$889,697	$727,663	$744,593	$36,595	$34,382

$(2,511)	$(2,329)	$2,525	$(2,908)	$507	$6,569	$122	$–

SEI Institutional Managed Trust / Annual Report / September 30, 2018	335

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2018

Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$9,708
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of Investment Securities	(897,260)
Proceeds from disposition of investment securities	853,503
Proceeds from securities sold short	17,515
Purchases to cover securities sold short	(33,057)
Purchased options/purchases to cover written options	(491)
Proceeds from sale of options/expired options	79
Amortization (accretion of market discount)	(13,531)
Net Realized Gain/(Loss) on:
Investments, options contracts and securities sold short	6,309
Net Change in Unrealized (Appreciation)/Depreciation on:
Investments, options contracts and securities sold short	2,112
Changes in Assets:
Cash collateral on swaps	(27)
Cash collateral on futures	(6,152)
Foreign currency, at value	298
Receivable for investment securities sold	(751)
Dividends and interest receivable	74
Unrealized gain on forward foreign currency contracts	(328)
Unrealized gain of foreign spot currency contracts	10
OTC swap contracts, at value	(271)
Receivable for variation margin	(866)
Due from broker	1,162
Prepaid expenses	7
Changes in Liabilities:
Shareholder servicing fees payable, Class F	7
Payable for investment securities purchased	714
OTC swap contracts, at value	540
Payable for variation margin	(489)
Investment advisory fees payable	17
Trustees fees payable	1
Administration fees payable	(7)
Unrealized loss on forward foreign currency contracts	20
Unrealized loss on foreign currency spot contracts	(1)
Interest payable	742
Accrued expenses payable	(344)
Net Cash Used in Operating Activities	(60,757)
Cash Flows provide by Financing Activities
Reverse repurchase agreements	29,267
Dividends and distributions	(12,654)
Proceeds from shares issued	201,062
Reinvestment of dividends and distributions	11,601
Cost of shares redeemed	(175,215)
Net Cash Provided by Financing Activities	54,061
Net Change in Cash	(6,696)
Cash and cash equivalents at Beginning of Year	$147,527
Cash and cash equivalents at End of Year	$141,831

The accompanying notes are an integral part of the financial statements.

336	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F
2018	$14.65	$0.13	$2.22	$2.35	$(0.12)	$(0.96)	$(1.08)	$15.92	16.80%	$2,439,320	0.89%		0.89%		0.94%		0.87%	80%
2017	12.54	0.12	2.11	2.23	(0.12)	—	(0.12)	14.65	17.88	2,362,181	0.89		0.89		0.95		0.91	100
2016	13.71	0.12	1.16	1.28	(0.12)	(2.33)	(2.45)	12.54	10.15	2,237,663	0.91	(2)	0.91	(2)	0.99	(2)	1.01	68
2015	15.19	0.11	(0.30)	(0.19)	(0.09)	(1.20)	(1.29)	13.71	(1.73)	2,483,582	0.89		0.89		0.97		0.74	110
2014	13.95	0.09	2.19	2.28	(0.09)	(0.95)	(1.04)	15.19	16.96	2,581,944	0.89		0.89		1.01		0.60	57
Class Y
2018	$14.66	$0.17	$2.22	$2.39	$(0.16)	$(0.96)	$(1.12)	$15.93	17.08%	$137,136	0.64%		0.64%		0.69%		1.11%	80%
2017	12.55	0.16	2.10	2.26	(0.15)	—	(0.15)	14.66	18.16	156,329	0.64		0.64		0.70		1.16	100
2016	13.71	0.16	1.16	1.32	(0.15)	(2.33)	(2.48)	12.55	10.50	164,611	0.66	(2)	0.66	(2)	0.74	(2)	1.26	68
2015(3)	14.62	0.11	(0.94)	(0.83)	(0.08)	—	(0.08)	13.71	(5.74)	156,158	0.64		0.64		0.72		1.03	110
Large Cap Value Fund
Class F
2018	$24.70	$0.39	$2.39	$2.78	$(0.37)	$(0.90)	$(1.27)	$26.21	11.54%	$1,285,571	0.89%		0.89%		0.93%		1.51%	83%
2017	21.20	0.32	3.49	3.81	(0.31)	—	(0.31)	24.70	18.13	1,261,075	0.89		0.89		0.93		1.38	76
2016	22.35	0.32	1.78	2.10	(0.30)	(2.95)	(3.25)	21.20	10.16	1,300,029	0.91	(2)	0.91	(2)	0.95	(2)	1.56	70
2015	25.71	0.32	(1.72)	(1.40)	(0.25)	(1.71)	(1.96)	22.35	(6.15)	1,300,033	0.89		0.90		0.93		1.29	96
2014	21.94	0.29	3.76	4.05	(0.28)	—	(0.28)	25.71	18.55	1,527,500	0.89		0.89		0.97		1.19	58
Class I
2018	$24.71	$0.33	$2.40	$2.73	$(0.31)	$(0.90)	$(1.21)	$26.23	11.30%	$4,427	1.11%		1.11%		1.18%		1.29%	83%
2017	21.21	0.27	3.49	3.76	(0.26)	—	(0.26)	24.71	17.84	4,666	1.11		1.11		1.18		1.16	76
2016	22.35	0.28	1.78	2.06	(0.25)	(2.95)	(3.20)	21.21	9.93	6,165	1.13	(2)	1.13	(2)	1.20	(2)	1.33	70
2015	25.71	0.27	(1.72)	(1.45)	(0.20)	(1.71)	(1.91)	22.35	(6.34)	7,477	1.11		1.12		1.18		1.06	96
2014	21.96	0.24	3.75	3.99	(0.24)	—	(0.24)	25.71	18.22	9,499	1.11		1.11		1.22		0.97	58
Class Y
2018	$24.70	$0.45	$2.40	$2.85	$(0.44)	$(0.90)	$(1.34)	$26.21	11.82%	$141,700	0.64%		0.64%		0.68%		1.77%	83%
2017	21.21	0.38	3.48	3.86	(0.37)	—	(0.37)	24.70	18.37	120,357	0.64		0.64		0.69		1.63	76
2016(4)	23.90	0.35	0.16	0.51	(0.25)	(2.95)	(3.20)	21.21	2.88	22,004	0.66	(2)	0.66	(2)	0.70	(2)	1.89	70

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	337

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
Class F
2018	$34.72	$0.06	$8.03	$8.09	$(0.05)	$(2.87)	$(2.92)	$39.89	24.74%	$1,416,472	0.89%	0.89%	0.98%	0.16%	75%
2017	29.74	0.06	4.96	5.02	(0.04)	—	(0.04)	34.72	16.89	1,364,210	0.89	0.89	0.98	0.20	95
2016	32.22	0.02	3.02	3.04	(0.01)	(5.51)	(5.52)	29.74	9.77	1,421,656	0.91(2)	0.91(2)	1.00(2)	0.06	93
2015	33.82	0.08	0.97	1.05	(0.05)	(2.60)	(2.65)	32.22	2.87	1,442,646	0.89	0.89	0.98	0.24	110
2014	30.28	0.09	4.25	4.34	(0.09)	(0.71)	(0.80)	33.82	14.51	1,550,723	0.89	0.89	1.02	0.26	61
Class I
2018	$34.02	$(0.02)	$7.84	$7.82	$(0.01)	$(2.87)	$(2.88)	$38.96	24.42%	$3,863	1.11%	1.11%	1.23%	(0.06)%	75%
2017	29.17	(0.01)	4.86	4.85	—	—	—	34.02	16.63	3,607	1.11	1.11	1.23	(0.03)	95
2016	31.75	(0.04)	2.97	2.93	—	(5.51)	(5.51)	29.17	9.54	4,783	1.13(2)	1.13(2)	1.25(2)	(0.15)	93
2015	33.40	0.01	0.96	0.97	(0.02)	(2.60)	(2.62)	31.75	2.65	5,558	1.11	1.11	1.23	0.02	110
2014	29.93	0.01	4.21	4.22	(0.04)	(0.71)	(0.75)	33.40	14.28	7,245	1.11	1.11	1.27	0.05	61
Class Y
2018	$34.76	$0.15	$8.04	$8.19	$(0.12)	$(2.87)	$(2.99)	$39.96	25.04%	$139,001	0.64%	0.64%	0.73%	0.41%	75%
2017	29.80	0.14	4.96	5.10	(0.14)	—	(0.14)	34.76	17.17	123,109	0.64	0.64	0.74	0.45	95
2016(3)	34.91	0.07	0.36	0.43	(0.03)	(5.51)	(5.54)	29.80	1.58	20,481	0.66(2)	0.66(2)	0.75(2)	0.25	93
Large Cap Index Fund
Class F
2018(4)	$10.00	$0.13	$0.31	$0.44	$(0.07)	$—	$(0.07)	$10.37	4.47%‡	$233,871	0.25%	0.25%	0.64%	1.93%	6%
Tax-Managed Large Cap Fund
Class F
2018	$24.11	$0.22	$3.83	$4.05	$(0.20)	$(0.30)	$(0.50)	$27.66	16.99%	$3,773,973	0.89%	0.89%	0.90%	0.84%	44%
2017	20.74	0.18	3.37	3.55	(0.18)	—	(0.18)	24.11	17.19	3,385,550	0.90(5)	0.90(5)	0.94(5)	0.82	88
2016	19.13	0.19	1.60	1.79	(0.18)	—	(0.18)	20.74	9.42	3,427,251	0.91(2)	0.91(2)	1.00(2)	0.95	89
2015	19.64	0.14	(0.52)	(0.38)	(0.13)	—	(0.13)	19.13	(1.99)	3,072,983	0.89	0.89	0.98	0.70	85
2014	16.81	0.12	2.84	2.96	(0.13)	—	(0.13)	19.64	17.63	3,089,839	0.89	0.89	1.02	0.65	39
Class Y
2018	$24.13	$0.28	$3.82	$4.10	$(0.26)	$(0.30)	$(0.56)	$27.67	17.22%	$371,706	0.64%	0.64%	0.65%	1.08%	44%
2017	20.75	0.24	3.37	3.61	(0.23)	—	(0.23)	24.13	17.52	317,822	0.65(5)	0.65(5)	0.69(5)	1.07	88
2016	19.13	0.24	1.61	1.85	(0.23)	—	(0.23)	20.75	9.75	198,095	0.66(2)	0.66(2)	0.75(2)	1.20	89
2015(6)	20.46	0.15	(1.38)	(1.23)	(0.10)	—	(0.10)	19.13	(6.04)	129,791	0.64	0.64	0.73	1.00	85

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Includes contribution from SIMC. Without the cash contribution, the Fund’s return would have been 4.26% (See Note 6 in the Notes to Financial Statements).
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(4)	Commenced operations on January 31, 2018. All ratios for the period have been annualized.
(5)	The expense ratio includes litigation expenses outside the cap.
(6)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

338	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund
Class F(3)
2018	$60.22	$1.20	$9.19	$10.39	$(1.13)	$(0.54)	$(1.67)	$68.94	17.53%	$904,819	0.29%	0.29%	0.55%	1.85%	17%
2017	53.32	0.89	8.47	9.36	(0.87)	(1.59)	(2.46)	60.22	18.12	417,308	0.43	0.43	0.54	1.58	21
2016	47.23	0.86	6.13	6.99	(0.83)	(0.07)	(0.90)	53.32	14.93	386,477	0.45(2)	0.45(2)	0.57(2)	1.69	10
2015	53.00	0.77	(0.99)	(0.22)	(0.86)	(4.69)	(5.55)	47.23	(0.97)	385,743	0.43	0.43	0.54	1.51	12
2014	46.20	0.79	7.91	8.70	(0.83)	(1.07)	(1.90)	53.00	19.23	394,132	0.43	0.43	0.54	1.58	10
Class I
2018	$60.56	$0.92	$9.30	$10.22	$(0.93)	$(0.54)	$(1.47)	$69.31	17.13%	$6,372	0.65%	0.65%	0.80%	1.43%	17%
2017	53.58	0.77	8.52	9.29	(0.72)	(1.59)	(2.31)	60.56	17.87	6,328	0.65	0.65	0.79	1.36	21
2016	47.46	0.76	6.15	6.91	(0.72)	(0.07)	(0.79)	53.58	14.67	6,473	0.67(2)	0.67(2)	0.82(2)	1.49	10
2015	53.22	0.66	(0.99)	(0.33)	(0.74)	(4.69)	(5.43)	47.46	(1.19)	7,774	0.65	0.65	0.79	1.28	12
2014	46.38	0.68	7.94	8.62	(0.71)	(1.07)	(1.78)	53.22	18.95	7,962	0.65	0.65	0.79	1.35	10
Small Cap Fund
Class F
2018	$13.25	$(0.02)	$1.97	$1.95	$ —	$(0.92)	$(0.92)	$14.28	15.56%	$690,400	1.14%	1.14%	1.24%	(0.17)%	162%
2017	11.61	(0.02)	1.68	1.66	(0.02)	—	(0.02)	13.25	14.29	588,341	1.14	1.14	1.24	(0.12)	135
2016	11.99	—	0.88	0.88	—	(1.26)	(1.26)	11.61	7.76	550,556	1.16(2)	1.16(2)	1.26(2)	0.03	104
2015	13.01	(0.01)	0.04	0.03	—	(1.05)	(1.05)	11.99	(0.24)	495,245	1.14	1.14	1.22	(0.11)	137
2014	13.32	(0.03)	0.61	0.58	—*	(0.89)	(0.89)	13.01	4.38	483,282	1.14	1.14	1.28	(0.24)	72
Class Y
2018	$13.31	$0.01	$1.98	$1.99	$ —*	$(0.92)	$(0.92)	$14.38	15.83%	$36,423	0.89%	0.89%	0.99%	0.07%	162%
2017	11.66	0.02	1.67	1.69	(0.04)	—	(0.04)	13.31	14.51	39,149	0.89	0.89	0.99	0.13	135
2016	12.01	0.03	0.89	0.92	(0.01)	(1.26)	(1.27)	11.66	8.08	37,859	0.91(2)	0.91(2)	1.01(2)	0.28	104
2015(4)	12.89	0.01	(0.89)	(0.88)	—	—	—	12.01	(6.83)	32,810	0.89	0.89	0.98	0.11	137

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Amount represents less than $0.01 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the fund’s Class F shares.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	339

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F
2018	$26.16	$0.17	$1.53	$1.70	$(0.17)	$(2.15)	$(2.32)	$25.54	6.81%	$336,361	1.14%	1.14%	1.24%	0.68%	132%
2017	22.75	0.11	3.43	3.54	(0.13)	—	(0.13)	26.16	15.61	349,296	1.14	1.14	1.23	0.45	123
2016	21.80	0.14	2.27	2.41	(0.15)	(1.31)	(1.46)	22.75	11.60	362,348	1.17(2)	1.17(2)	1.26(2)	0.63	87
2015	23.97	0.13	(0.19)	(0.06)	(0.15)	(1.96)	(2.11)	21.80	(0.76)	345,594	1.14	1.14	1.23	0.56	87
2014	23.24	0.12	0.95	1.07	(0.14)	(0.20)	(0.34)	23.97	4.54	374,828	1.14	1.14	1.27	0.49	52
Class I
2018	$25.94	$0.12	$1.51	$1.63	$(0.11)	$(2.15)	$(2.26)	$25.31	6.59%	$2,354	1.36%	1.36%	1.49%	0.46%	132%
2017	22.57	0.05	3.41	3.46	(0.09)	—	(0.09)	25.94	15.37	2,466	1.36	1.36	1.48	0.22	123
2016	21.64	0.09	2.25	2.34	(0.10)	(1.31)	(1.41)	22.57	11.34	2,910	1.39(2)	1.39(2)	1.51(2)	0.40	87
2015	23.81	0.08	(0.19)	(0.11)	(0.10)	(1.96)	(2.06)	21.64	(0.99)	3,736	1.36	1.36	1.48	0.34	87
2014	23.09	0.07	0.93	1.00	(0.08)	(0.20)	(0.28)	23.81	4.29	4,179	1.36	1.36	1.52	0.27	52
Class Y
2018	$26.18	$0.24	$1.52	$1.76	$(0.23)	$(2.15)	$(2.38)	$25.56	7.07%	$41,421	0.89%	0.88%	0.99%	0.94%	132%
2017	22.76	0.18	3.43	3.61	(0.19)	—	(0.19)	26.18	15.94	37,243	0.89	0.89	0.99	0.74	123
2016(3)	22.95	0.18	1.09	1.27	(0.15)	(1.31)	(1.46)	22.76	6.04	7,207	0.92(2)	0.92(2)	1.02(2)	0.91	87
Small Cap Growth Fund
Class F
2018	$34.42	$(0.20)	$8.86	$8.66	$—	$(0.12)	$(0.12)	$42.96	25.25%	$386,055	1.11%	1.11%	1.24%	(0.53)%	168%
2017	28.86	(0.17)	5.73	5.56	—	—	—	34.42	19.27	312,759	1.11	1.11	1.23	(0.55)	116
2016	26.60	(0.08)	2.34	2.26	—	—	—	28.86	8.50	312,240	1.14(2)	1.14(2)	1.26(2)	(0.31)	124
2015	25.95	(0.14)	0.79	0.65	—	—	—	26.60	2.50	325,353	1.11	1.11	1.23	(0.48)	131
2014	24.63	(0.15)	1.47	1.32	—*	—	—*	25.95	5.36	335,849	1.11	1.11	1.28	(0.57)	70
Class I
2018	$33.11	$(0.28)	$8.50	$8.22	$—	$(0.12)	$(0.12)	$41.21	24.92%	$2,127	1.36%	1.36%	1.49%	(0.79)%	168%
2017	27.83	(0.24)	5.52	5.28	—	—	—	33.11	18.97	2,079	1.36	1.36	1.48	(0.79)	116
2016	25.71	(0.14)	2.26	2.12	—	—	—	27.83	8.25	2,253	1.39(2)	1.39(2)	1.51(2)	(0.56)	124
2015	25.15	(0.20)	0.76	0.56	—	—	—	25.71	2.23	2,774	1.36	1.36	1.48	(0.73)	131
2014	23.93	(0.21)	1.43	1.22	—	—	—	25.15	5.10	2,968	1.36	1.36	1.52	(0.82)	70
Class Y
2018	$34.59	$(0.11)	$8.91	$8.80	$—	$(0.12)	$(0.12)	$43.27	25.56%	$34,078	0.86%	0.86%	0.99%	(0.28)%	168%
2017	28.93	(0.11)	5.77	5.66	—	—	—	34.59	19.57	28,446	0.86	0.86	0.98	(0.36)	116
2016(3)	27.72	(0.02)	1.23	1.21	—	—	—	28.93	4.37	7,243	0.89(2)	0.89(2)	1.01(2)	(0.08)	124

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Amount represents less than $0.01 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

340	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Small/Mid Cap Fund
Class F
2018	$22.09	$0.02	$3.34	$3.36	$(0.02)	$(0.41)	$(0.43)	$25.02	15.38%	$907,519	1.11%	1.11%	1.23%	0.07%	186%
2017	18.97	0.03	3.17	3.20	(0.08)	—	(0.08)	22.09	16.91	782,449	1.11(2)	1.11(2)	1.24(2)	0.12	151
2016	17.53	0.06	1.44	1.50	(0.06)	—	(0.06)	18.97	8.55	643,288	1.13(3)	1.13(3)	1.25(3)	0.35	107
2015	17.62	0.02	0.09	0.11	(0.01)	(0.19)	(0.20)	17.53	0.58	589,712	1.11	1.11	1.23	0.12	98
2014	17.10	0.01	1.40	1.41	(0.02)	(0.87)	(0.89)	17.62	8.44	573,175	1.11	1.11	1.28	0.07	61
Class Y
2018	$22.11	$0.07	$3.35	$3.42	$(0.05)	$(0.41)	$(0.46)	$25.07	15.69%	$88,854	0.89%	0.89%	0.98%	0.29%	186%
2017	18.98	0.07	3.17	3.24	(0.11)	—	(0.11)	22.11	17.14	75,183	0.90(2)	0.90(2)	0.99(2)	0.34	151
2016	17.55	0.10	1.44	1.54	(0.11)	—	(0.11)	18.98	8.79	47,185	0.91(3)	0.91(3)	1.00(3)	0.58	107
2015(4)	18.52	0.05	(1.01)	(0.96)	(0.01)	—	(0.01)	17.55	(5.17)	28,090	0.89	0.89	0.98	0.32	98
Mid-Cap Fund
Class F
2018	$27.81	$0.19	$3.37	$3.56	$(0.21)	$(2.03)	$(2.24)	$29.13	13.41%	$131,640	0.98%	0.98%	0.99%	0.66%	99%
2017	24.00	0.17	3.99	4.16	(0.16)	(0.19)	(0.35)	27.81	17.52	112,423	0.98	0.98	0.99	0.67	112
2016	25.08	0.27	2.86	3.13	(0.34)	(3.87)	(4.21)	24.00	14.10	87,780	1.01(3)	1.01(3)	1.01(3)	1.16	115
2015	27.53	0.17	0.12	0.29	(0.07)	(2.67)	(2.74)	25.08	0.67	93,923	0.98	0.98	0.98	0.63	175
2014	24.64	0.04	3.65	3.69	(0.06)	(0.74)	(0.80)	27.53	15.28	93,705	1.02	1.02	1.03	0.16	66
Class I
2018	$27.78	$0.12	$3.36	$3.48	$(0.14)	$(2.03)	$(2.17)	$29.09	13.11%	$821	1.20%	1.21%	1.24%	0.42%	99%
2017	23.96	0.12	4.00	4.12	(0.11)	(0.19)	(0.30)	27.78	17.32	864	1.20	1.20	1.24	0.46	112
2016	25.04	0.22	2.85	3.07	(0.28)	(3.87)	(4.15)	23.96	13.84	871	1.24(3)	1.24(3)	1.27(3)	0.97	115
2015	27.52	0.10	0.12	0.22	(0.03)	(2.67)	(2.70)	25.04	0.43	883	1.20	1.20	1.23	0.38	175
2014	24.64	(0.02)	3.65	3.63	(0.01)	(0.74)	(0.75)	27.52	15.01	1,144	1.26	1.26	1.28	(0.08)	66
Class Y
2018	$27.83	$0.26	$3.37	$3.63	$(0.28)	$(2.03)	$(2.31)	$29.15	13.68%	$2,962	0.73%	0.74%	0.74%	0.92%	99%
2017	24.01	0.24	4.00	4.24	(0.23)	(0.19)	(0.42)	27.83	17.84	2,267	0.73	0.73	0.74	0.93	112
2016(5)	26.61	0.30	1.29	1.59	(0.32)	(3.87)	(4.19)	24.01	7.56	479	0.78(3)	0.78(3)	0.78(3)	1.43	115

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes litigation expenses outside the cap.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	341

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class F
2018	$18.26	$0.26	$1.80	$2.06	$(0.27)	$(1.36)	$(1.63)	$18.69	11.83%	$934,551	0.97%	0.97%		1.23%		1.44%	72%
2017	17.04	0.25	1.72	1.97	(0.26)	(0.49)	(0.75)	18.26	11.85	994,387	1.00	1.00		1.23		1.45	48
2016	16.23	0.25	1.62	1.87	(0.26)	(0.80)	(1.06)	17.04	12.01	1,126,685	1.02(2)	1.02	(2)	1.25	(2)	1.53	43
2015	17.50	0.25	0.60	0.85	(0.25)	(1.87)	(2.12)	16.23	4.61	959,241	1.00	1.00		1.23		1.47	58
2014	16.09	0.23	2.62	2.85	(0.23)	(1.21)	(1.44)	17.50	18.68	1,001,565	1.00	1.00		1.27		1.38	71
Class I
2018	$18.26	$0.21	$1.80	$2.01	$(0.22)	$(1.36)	$(1.58)	$18.69	11.55%	$1,183	1.22%	1.22%		1.48%		1.18%	72%
2017	17.03	0.21	1.71	1.92	(0.20)	(0.49)	(0.69)	18.26	11.58	1,426	1.25	1.25		1.48		1.21	48
2016	16.21	0.21	1.62	1.83	(0.21)	(0.80)	(1.01)	17.03	11.76	1,928	1.27(2)	1.27	(2)	1.50	(2)	1.28	43
2015	17.47	0.21	0.60	0.81	(0.20)	(1.87)	(2.07)	16.21	4.43	1,469	1.25	1.25		1.48		1.22	58
2014	16.07	0.19	2.61	2.80	(0.19)	(1.21)	(1.40)	17.47	18.35	1,280	1.25	1.25		1.52		1.13	71
Class Y
2018	$18.27	$0.30	$1.80	$2.10	$(0.31)	$(1.36)	$(1.67)	$18.70	12.11%	$682,081	0.72%	0.72%		0.98%		1.68%	72%
2017	17.05	0.30	1.71	2.01	(0.30)	(0.49)	(0.79)	18.27	12.13	585,729	0.75	0.75		0.98		1.73	48
2016	16.24	0.29	1.62	1.91	(0.30)	(0.80)	(1.10)	17.05	12.28	486,555	0.77(2)	0.77	(2)	1.00	(2)	1.78	43
2015(3)	16.51	0.22	(0.35)	(0.13)	(0.14)	—	(0.14)	16.24	(1.97)	392,240	0.75	0.75		0.99		1.73	58
Global Managed Volatility Fund
Class F
2018	$11.97	$0.17	$0.77	$0.94	$(0.18)	$(0.65)	$(0.83)	$12.08	8.12%	$1,184,336	1.11%	1.11%		1.24%		1.46%	55%
2017	11.51	0.17	1.03	1.20	(0.32)	(0.42)	(0.74)	11.97	11.16	1,242,592	1.11	1.11		1.24		1.45	61
2016	10.83	0.17	1.20	1.37	(0.55)	(0.14)	(0.69)	11.51	13.08	1,618,549	1.13(2)	1.13	(2)	1.25	(2)	1.50	58
2015	11.41	0.20	0.47	0.67	(0.57)	(0.68)	(1.25)	10.83	5.87	2,234,776	1.11	1.11		1.23		1.75	52
2014	11.00	0.20	1.24	1.44	(0.50)	(0.53)	(1.03)	11.41	13.97	1,799,842	1.11	1.11		1.28		1.84	68
Class I
2018	$11.73	$0.14	$0.75	$0.89	$(0.15)	$(0.65)	$(0.80)	$11.82	7.87%	$1,225	1.36%	1.36%		1.49%		1.19%	55%
2017	11.29	0.14	1.00	1.14	(0.28)	(0.42)	(0.70)	11.73	10.80	1,573	1.36	1.36		1.48		1.24	61
2016	10.62	0.15	1.18	1.33	(0.52)	(0.14)	(0.66)	11.29	12.97	2,734	1.38(2)	1.38	(2)	1.51	(2)	1.41	58
2015	11.23	0.17	0.44	0.61	(0.54)	(0.68)	(1.22)	10.62	5.43	1,301	1.36	1.36		1.48		1.50	52
2014	10.84	0.17	1.23	1.40	(0.48)	(0.53)	(1.01)	11.23	13.78	1,034	1.36	1.36		1.53		1.59	68
Class Y
2018	$12.00	$0.20	$0.78	$0.98	$(0.21)	$(0.65)	$(0.86)	$12.12	8.46%	$233,708	0.86%	0.86%		0.99%		1.74%	55%
2017	11.55	0.22	1.00	1.22	(0.35)	(0.42)	(0.77)	12.00	11.32	213,561	0.87	0.87		0.99		1.87	61
2016	10.85	0.21	1.20	1.41	(0.57)	(0.14)	(0.71)	11.55	13.49	102,388	0.88(2)	0.88	(2)	1.01	(2)	1.86	58
2015(3)	10.73	0.19	(0.07)	0.12	—	—	—	10.85	1.12	94,522	0.86	0.86		0.99		2.23	52

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

342	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Managed Volatility Fund
Class F
2018	$15.96	$0.21	$1.70	$1.91	$(0.22)	$(0.43)	$(0.65)	$17.22	12.26%	$1,030,813	1.00%	1.00%	1.23%	1.31%	24%
2017	14.74	0.23	1.61	1.84	(0.23)	(0.39)	(0.62)	15.96	12.84	994,011	1.00	1.00	1.23	1.53	22
2016	13.88	0.22	1.41	1.63	(0.21)	(0.56)	(0.77)	14.74	12.24	1,162,478	1.02(2)	1.02 (2)	1.25 (2)	1.52	32
2015	14.14	0.20	0.64	0.84	(0.20)	(0.90)	(1.10)	13.88	5.92	901,026	1.00	1.00	1.23	1.40	49
2014	12.70	0.19	1.94	2.13	(0.18)	(0.51)	(0.69)	14.14	17.33	765,744	1.00	1.00	1.28	1.38	58
Class Y
2018	$15.96	$0.26	$1.70	$1.96	$(0.26)	$(0.43)	$(0.69)	$17.23	12.60%	$78,609	0.75%	0.75%	0.99%	1.56%	24%
2017	14.74	0.27	1.61	1.88	(0.27)	(0.39)	(0.66)	15.96	13.12	61,804	0.75	0.75	0.98	1.80	22
2016	13.89	0.26	1.40	1.66	(0.25)	(0.56)	(0.81)	14.74	12.42	37,017	0.77(2)	0.77 (2)	1.01 (2)	1.81	32
2015(3)	14.25	0.11	(0.42)(4)	(0.31)	(0.05)	—	(0.05)	13.89	(2.17)	323	0.81	0.81	1.06	1.77	49
Tax-Managed International Managed Volatility Fund
Class F
2018	$11.56	$0.26	$(0.15)	$0.11	$(0.29)	$—	$(0.29)	$11.38	0.93%	$355,027	1.11%	1.11%	1.40%	2.21%	54%
2017(5)	10.00	0.23	1.33	1.56	—	—	—	11.56	15.65	336,350	1.11	1.11	1.39	2.29	51
Class Y
2018	$11.58	$0.30	$(0.16)	$0.14	$(0.32)	$—	$(0.32)	$11.40	1.16%	$25,862	0.86%	0.86%	1.15%	2.60%	54%
2017(5)	10.00	0.30	1.29	1.59	(0.01)	—	(0.01)	11.58	15.90	13,652	0.86	0.86	1.15	2.92	51
Real Estate Fund
Class F
2018	$17.15	$0.24	$0.62	$0.86	$(0.23)	$(1.72)	$(1.95)	$16.06	5.04%	$94,715	1.14%	1.14%	1.24%	1.27%	103%
2017	19.37	0.03	(0.21)	(0.18)	(0.41)	(1.63)	(2.04)	17.15	(0.57)	137,877	1.14	1.14	1.24	0.16	67
2016	17.96	0.29	2.69	2.98	(0.16)	(1.41)	(1.57)	19.37	17.13	174,178	1.16(2)	1.16 (2)	1.25 (2)	1.54	84
2015	17.05	0.08	1.87	1.95	(0.26)	(0.78)	(1.04)	17.96	11.44	193,006	1.14	1.14	1.23	0.42	51
2014	15.42	0.29	1.64	1.93	(0.30)	—	(0.30)	17.05	12.63	226,780	1.14	1.14	1.28	1.76	57
Class I
2018	$17.13	$0.24	$0.58	$0.82	$(0.20)	$(1.72)	$(1.92)	$16.03	4.80%	$455	1.36%	1.36%	1.49%	1.31%	103%
2017	19.35	(0.02)	(0.20)	(0.22)	(0.37)	(1.63)	(2.00)	17.13	(0.80)	529	1.36	1.36	1.49	(0.09)	67
2016	17.94	0.25	2.69	2.94	(0.12)	(1.41)	(1.53)	19.35	16.90	651	1.38(2)	1.38 (2)	1.50 (2)	1.33	84
2015	17.03	0.03	1.87	1.90	(0.21)	(0.78)	(0.99)	17.94	11.16	720	1.36	1.36	1.48	0.17	51
2014	15.39	0.25	1.64	1.89	(0.25)	—	(0.25)	17.03	12.33	622	1.36	1.36	1.52	1.51	57
Class Y
2018	$17.15	$0.32	$0.58	$0.90	$(0.26)	$(1.72)	$(1.98)	$16.07	5.30%	$36,197	0.89%	0.89%	0.99%	1.76%	103%
2017	19.38	0.07	(0.21)	(0.14)	(0.46)	(1.63)	(2.09)	17.15	(0.37)	36,892	0.89	0.89	0.99	0.41	67
2016	17.96	0.32	2.72	3.04	(0.21)	(1.41)	(1.62)	19.38	17.49	36,591	0.92(2)	0.92 (2)	1.01 (2)	1.64	84
2015(6)	19.00	0.08	(0.65)(4)	(0.57)	(0.14)	(0.33)	(0.47)	17.96	(2.97)	18,561	0.89	0.89	0.98	0.54	51

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(4)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

(5)	Commenced operations on October 17, 2016. All ratios for the period have been annualized.
(6)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	343

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses To Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Enhanced Income Fund
Class F
2018	$7.58	$0.21	$(0.03)	$0.18	$(0.19)	$—	$(0.19)	$7.57	2.39%	$77,372	0.60%	0.60%		0.99%		2.78%	82%
2017	7.49	0.16	0.11	0.27	(0.18)	—	(0.18)	7.58	3.60	70,279	0.60	0.60		0.98		2.06	76
2016	7.46	0.15	0.04	0.19	(0.16)	—	(0.16)	7.49	2.60	181,059	0.63(2)	0.63	(2)	1.04	(2)	1.96	90
2015	7.60	0.14	(0.13)	0.01	(0.15)	—	(0.15)	7.46	0.07	190,645	0.60	0.60		1.02		1.82	89
2014	7.61	0.14	(0.01)	0.13	(0.14)	—	(0.14)	7.60	1.69	230,910	0.60	0.60		1.05		1.78	106
Class I
2018	$7.56	$0.19	$(0.03)	$0.16	$(0.17)	$—	$(0.17)	$7.55	2.12%	$115	0.85%	0.85%		1.24%		2.48%	82%
2017	7.47	0.14	0.11	0.25	(0.16)	—	(0.16)	7.56	3.33	188	0.85	0.85		1.23		1.81	76
2016	7.45	0.13	0.03	0.16	(0.14)	—	(0.14)	7.47	2.20	255	0.88(2)	0.88	(2)	1.29	(2)	1.71	90
2015	7.58	0.12	(0.12)	—	(0.13)	—	(0.13)	7.45	(0.06)	232	0.85	0.85		1.26		1.54	89
2014	7.59	0.12	(0.01)	0.11	(0.12)	—	(0.12)	7.58	1.44	376	0.85	0.85		1.30		1.53	106
Class Y
2018	$7.57	$0.22	$(0.03)	$0.19	$(0.20)	$—	$(0.20)	$7.56	2.54%	$7,198	0.46%	0.46%		0.74%		2.93%	82%
2017	7.48	0.17	0.11	0.28	(0.19)	—	(0.19)	7.57	3.76	5,897	0.46	0.46		0.72		2.20	76
2016	7.46	0.16	0.03	0.19	(0.17)	—	(0.17)	7.48	2.61	17,310	0.49(2)	0.49	(2)	0.79	(2)	2.11	90
2015(3)	7.51	0.11	(0.08)	0.03	(0.08)	—	(0.08)	7.46	0.44	11,264	0.46	0.46		0.77		1.89	89
Core Fixed Income Fund
Class F
2018	$11.32	$0.29	$(0.46)	$(0.17)	$(0.29)	$—	$(0.29)	$10.86	(1.53)%	$3,600,785	0.67%	0.67%		0.77%		2.55%	384%
2017	11.71	0.25	(0.15)	0.10	(0.26)	(0.23)	(0.49)	11.32	1.02	1,855,251	0.67	0.67		0.80		2.19	386
2016	11.47	0.26	0.37	0.63	(0.27)	(0.12)	(0.39)	11.71	5.64	2,070,113	0.69(2)	0.69	(2)	0.88	(2)	2.29	336
2015	11.47	0.27	—	0.27	(0.27)	—	(0.27)	11.47	2.36	2,068,581	0.67	0.67		0.86		2.32	350
2014	11.20	0.29	0.28	0.57	(0.30)	—	(0.30)	11.47	5.14	2,041,268	0.67	0.67		0.85		2.59	343
Class I
2018	$11.31	$0.26	$(0.45)	$(0.19)	$(0.26)	$—	$(0.26)	$10.86	(1.66)%	$6,255	0.89%	0.89%		1.02%		2.29%	384%
2017	11.70	0.22	(0.14)	0.08	(0.24)	(0.23)	(0.47)	11.31	0.80	5,975	0.89	0.89		1.05		1.97	386
2016	11.46	0.24	0.36	0.60	(0.24)	(0.12)	(0.36)	11.70	5.41	9,313	0.91(2)	0.91	(2)	1.13	(2)	2.07	336
2015	11.46	0.24	0.01	0.25	(0.25)	—	(0.25)	11.46	2.14	12,504	0.89	0.89		1.11		2.10	350
2014	11.19	0.27	0.27	0.54	(0.27)	—	(0.27)	11.46	4.91	10,488	0.89	0.89		1.08		2.38	343
Class Y
2018	$11.32	$0.31	$(0.44)	$(0.13)	$(0.32)	$—	$(0.32)	$10.87	(1.20)%	$392,931	0.42%	0.42%		0.52%		2.80%	384%
2017	11.71	0.28	(0.15)	0.13	(0.29)	(0.23)	(0.52)	11.32	1.27	225,440	0.42	0.42		0.55		2.46	386
2016	11.47	0.29	0.37	0.66	(0.30)	(0.12)	(0.42)	11.71	5.90	70,916	0.44(2)	0.44	(2)	0.63	(2)	2.55	336
2015(4)	11.47	0.08	—	0.08	(0.08)	—	(0.08)	11.47	0.69	22,985	0.42	0.42		0.63		2.66	350

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(4)	Commenced operations on June 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

344	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
High Yield Bond Fund
Class F
2018	$7.33	$0.38	$(0.11)	$0.27	$(0.38)	$(0.09)	$(0.47)	$7.13	3.88%	$1,484,436	0.89%	0.89%		0.98%		5.38%	58%
2017	7.18	0.42	0.26	0.68	(0.41)	(0.12)	(0.53)	7.33	9.75	1,469,480	0.90(4)	0.90	(4)	1.01	(4)	5.83	62
2016	7.01	0.42	0.26	0.68	(0.42)	(0.09)	(0.51)	7.18	10.44	1,737,907	0.91(2)	0.91	(2)	1.10	(2)	6.16	56
2015	7.70	0.42	(0.65)	(0.23)	(0.42)	(0.04)	(0.46)	7.01	(3.21)	1,548,778	0.89	0.89		1.08		5.61	56
2014	7.68	0.43	0.06 ‡	0.49	(0.43)	(0.04)	(0.47)	7.70	6.49	1,707,482	0.89	0.89		1.12		5.47	73
Class I
2018	$7.08	$0.35	$(0.11)	$0.24	$(0.35)	$(0.09)	$(0.44)	$6.88	3.61%	$545	1.10%	1.10%		1.22%		5.08%	58%
2017	6.93	0.39	0.26	0.65	(0.38)	(0.12)	(0.50)	7.08	9.65	1,147	1.12(4)	1.12	(4)	1.25	(4)	5.58	62
2016	6.78	0.40	0.23	0.63	(0.39)	(0.09)	(0.48)	6.93	9.95	1,078	1.14(2)	1.14	(2)	1.36	(2)	6.01	56
2015	7.48	0.39	(0.67)	(0.28)	(0.38)	(0.04)	(0.42)	6.78	(3.91)	1,026	1.11	1.11		1.32		5.31	56
2014	7.49	0.40	0.03	0.43	(0.40)	(0.04)	(0.44)	7.48	5.81	3,794	1.11	1.11		1.37		5.24	73
Class Y
2018	$7.32	$0.40	$(0.11)	$0.29	$(0.39)	$(0.09)	$(0.48)	$7.13	4.27%	$177,644	0.64%	0.64%		0.73%		5.62%	58%
2017	7.18	0.44	0.25	0.69	(0.43)	(0.12)	(0.55)	7.32	9.87	187,087	0.65(4)	0.65	(4)	0.76	(4)	6.08	62
2016	7.01	0.44	0.26	0.70	(0.44)	(0.09)	(0.53)	7.18	10.72	199,015	0.66(2)	0.66	(2)	0.85	(2)	6.42	56
2015(3)	7.44	0.33	(0.44)	(0.11)	(0.32)	—	(0.32)	7.01	(1.75)	143,315	0.64	0.64		0.83		5.94	56
Conservative Income Fund
Class F
2018	$10.00	$0.16	$—	$0.16	$(0.16)	$—	$(0.16)	$10.00	1.60%	$209,822	0.30%	0.30%		0.59%		1.60%	–%
2017	10.00	0.08	—	0.08	(0.08)	—	(0.08)	10.00	0.83	190,440	0.30	0.30		0.58		0.84	–
2016(5)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	75,011	0.30(2)	0.30	(2)	0.61	(2)	0.37	–
Class Y
2018	$10.00	$0.17	$—	$0.17	$(0.17)	$—	$(0.17)	$10.00	1.70%	$27,498	0.20%	0.20%		0.34%		1.71%	–%
2017	10.00	0.10	(0.01)	0.09	(0.09)	—	(0.09)	10.00	0.94	19,984	0.20	0.20		0.33		0.96	–
2016(5)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.20	16,796	0.20(2)	0.20	(2)	0.36	(2)	0.47	–

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Includes redemption fees of $0.03 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(4)	The expense ratio includes litigation expenses outside the cap.
(5)	Commenced operations on April 22, 2016. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	345

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Free Conservative Income Fund
Class F
2018	$10.00	$0.10	$—	$0.10	$(0.10)	$—	$(0.10)	$10.00	0.99%	$162,338	0.30%	0.30%	0.59%	0.99%	—%
2017	10.00	0.05	—	0.05	(0.05)	—	(0.05)	10.00	0.51	163,219	0.30	0.30	0.59	0.51	—
2016(2)	10.00	0.01	—	0.01	(0.01)	—	(0.01)	10.00	0.12	30,946	0.30(3)	0.30(3)	0.60(3)	0.27	—
Class Y
2018	$10.00	$0.11	$—	$0.11	$(0.11)	$—	$(0.11)	$10.00	1.09%	$11,126	0.20%	0.20%	0.34%	1.13%	—%
2017	10.00	0.06	—	0.06	(0.06)	—	(0.06)	10.00	0.60	3,782	0.20	0.20	0.34	0.63	—
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	13,922	0.20(3)	0.20(3)	0.35(3)	0.37	—
Real Return Fund
Class F
2018	$10.03	$0.25	$(0.23)	$0.02	$(0.14)	$—	$(0.14)	$9.91	0.24%	$238,889	0.45%	0.45%	0.71%	2.51%	35%
2017	10.14	0.11	(0.11)	—	(0.11)(4)	—	(0.11)	10.03	0.03	252,333	0.45	0.45	0.73	1.07	49
2016	9.91	—	0.23	0.23	—	—	—	10.14	2.32	291,380	0.47(3)	0.47(3)	0.82(3)	(0.02)	38
2015	10.08	(0.10)	(0.06)	(0.16)	(0.01)	—	(0.01)	9.91	(1.57)	263,888	0.45	0.45	0.80	(1.01)	37
2014	10.19	0.05	(0.08)	(0.03)	(0.04)	(0.04)	(0.08)	10.08	(0.30)	284,944	0.45	0.45	0.84	0.51	34
Class Y
2018	$10.06	$0.26	$(0.23)	$0.03	$(0.15)	$—	$(0.15)	$9.94	0.29%	$16,691	0.35%	0.35%	0.46%	2.60%	35%
2017	10.17	0.12	(0.11)	0.01	(0.12)(4)	—	(0.12)	10.06	0.11	18,205	0.35	0.35	0.48	1.15	49
2016	9.92	0.01	0.24	0.25	—	—	—	10.17	2.52	28,835	0.37(3)	0.37(3)	0.57(3)	0.07	38
2015(5)	9.91	(0.02)	0.03	0.01	—	—	—	9.92	0.10	25,525	0.35	0.35	0.55	(0.27)	37
Dynamic Asset Allocation Fund
Class F
2018	$12.10	$0.17	$1.15	$1.32	$(0.18)	$(0.02)	$(0.20)	$13.22	10.95%	$800,036	0.75%	0.75%	1.19%	1.30%	11%
2017	10.18	0.15	1.87	2.02	(0.10)	—	(0.10)	12.10	19.95	696,463	0.75	0.75	1.18	1.30	3
2016	9.09	0.14	0.99	1.13	(0.04)	—	(0.04)	10.18	12.39	488,778	0.77(3)	0.77(3)	1.21(3)	1.42	7
2015(6)	10.00	0.03	(0.94)	(0.91)	—	—	—	9.09	(9.10)	21,514	0.75	0.75	1.25	1.62	2
Class Y
2018	$12.12	$0.19	$1.17	$1.36	$(0.21)	$(0.02)	$(0.23)	$13.25	11.26%	$78,280	0.50%	0.50%	0.93%	1.51%	11%
2017	10.20	0.17	1.87	2.04	(0.12)	—	(0.12)	12.12	20.17	73,159	0.50	0.50	0.93	1.55	3
2016	9.09	0.16	0.99	1.15	(0.04)	—	(0.04)	10.20	12.67	48,523	0.52(3)	0.52(3)	0.96(3)	1.66	7
2015(6)	10.00	0.03	(0.94)	(0.91)	—	—	—	9.09	(9.10)	48,229	0.50	0.50	0.96	1.97	2

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 22, 2016. All ratios for the period have been annualized.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Includes return of capital of $0.01.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(6)	Commenced operations on July 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

346	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
Class F
2018	$10.11	$0.07	$0.14	$0.21	$(0.02)	$(0.20)	$(0.22)	$10.10	2.11%	$509,559	1.41%(10)	1.41	%(10)	2.41	%(10)	0.72%	373%
2017	9.67	(0.01)	0.46	0.45	(0.01)	—	(0.01)	10.11	4.62	508,046	1.41(2)	1.41	(2)	2.44	(2)	(0.12)	37
2016	9.60	0.09	0.23	0.32	(0.15)	(0.10)	(0.25)	9.67	3.40	573,752	1.12(3)(4)	1.12	(3)(4)	2.39	(3)(4)	0.95	149
2015	10.05	0.19	(0.48)	(0.29)	(0.16)	—	(0.16)	9.60	(2.98)	527,792	0.49	0.49		2.08		1.88	35
2014	9.79	0.06	0.28	0.34	(0.08)	—	(0.08)	10.05	3.45	498,090	0.64(5)	0.64	(5)	2.19	(5)	0.64	72
Class Y
2018	$10.12	$0.10	$0.14	$0.24	$(0.05)	$(0.20)	$(0.25)	$10.11	2.36%	$5,951	1.16%(11)	1.16	%(11)	2.16	%(11)	0.95%	373%
2017	9.68	0.03	0.44	0.47	(0.03)	—	(0.03)	10.12	4.79	4,841	1.14(6)	1.14	(6)	2.16	(6)	0.34	37
2016	9.60	—	0.36	0.36	(0.18)	(0.10)	(0.28)	9.68	3.77	1,352	0.96(3)(7)	0.96	(3)(7)	2.18	(3)(7)	—	149
2015(8)	9.97	0.04	(0.41)	(0.37)	—	—	—	9.60	(3.71)	19	0.25	0.25		1.83		1.03	35
Multi-Asset Accumulation Fund
Class F
2018	$10.01	$0.06	$0.24	$0.30	$—	$(0.50)	$(0.50)	$9.81	2.93%	$2,655,399	1.17%	1.17%		1.29%		0.64%	11%
2017	10.31	(0.01)	0.39	0.38	(0.07)	(0.61)	(0.68)	10.01	4.33	2,468,847	1.17	1.17		1.31		(0.12)	28
2016	9.53	(0.05)	1.10	1.05	—	(0.27)	(0.27)	10.31	11.36	2,076,240	1.19(3)	1.19	(3)	1.35	(3)	(0.50)	55
2015	10.89	(0.09)	(0.28)	(0.37)	(0.11)	(0.88)	(0.99)	9.53	(3.98)	1,803,619	1.17	1.17		1.33		(0.85)	94
2014	10.30	(0.05)	0.96	0.91	—*	(0.32)	(0.32)	10.89	9.11	1,865,846	1.17	1.17		1.38		(0.47)	55
Class Y
2018	$10.06	$0.05	$0.27	$0.32	$—	$(0.50)	$(0.50)	$9.88	3.13%	$228,037	0.92%	0.92%		1.04%		0.52%	11%
2017	10.36	—	0.41	0.41	(0.10)	(0.61)	(0.71)	10.06	4.55	237,569	0.92	0.92		1.06		(0.03)	28
2016	9.55	(0.03)	1.11	1.08	—	(0.27)	(0.27)	10.36	11.66	202,865	0.94(3)	0.94	(3)	1.10	(3)	(0.33)	55
2015(9)	10.11	(0.08)	(0.48)	(0.56)	—	—	—	9.55	(5.54)	202,311	0.92	0.92		1.08		(1.04)	94

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Amount represents less than $0.01 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.06%, 1.06%, and 2.09%.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.85%, 0.85%, and 2.12%.
(5)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.58%, 0.58%, and 2.13%.
(6)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.79%, 0.79%, and 1.98%.
(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.69%, 0.69%, and 1.91%.
(8)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(9)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(10)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.09%, 1.09%, and 2.09%.
(11)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.84%, 0.84%, and 1.84%.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	347

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Income Fund
Class F
2018	$10.88	$0.40	$(0.24)	$0.16	$(0.34)(15)	$(0.09)	$(0.43)	$10.61	1.56%	$815,020	0.80%	0.80%	1.21%	3.78%	119%
2017	10.56	0.48	0.24	0.72	(0.40)	—	(0.40)	10.88	6.90	813,767	0.80	0.80	1.21	4.47	77
2016	10.46	0.50	0.23	0.73	(0.53)	(0.10)	(0.63)	10.56	7.38	643,477	0.82(2)(3)	0.82(2)(3)	1.23(2)(3)	4.85	72
2015	10.60	0.54	(0.19)	0.35	(0.44)	(0.05)	(0.49)	10.46	3.33	615,259	0.85(4)	0.85(4)	1.25(4)	5.06	109
2014	10.60	0.51	0.13(5)	0.64	(0.47)	(0.17)	(0.64)	10.60	6.19	539,504	0.83(6)	0.83(6)	1.27(6)	4.76	124
Class Y
2018	$10.88	$0.41	$(0.24)	$0.17	$(0.35)(15)	$(0.09)	$(0.44)	$10.61	1.66%	$175,431	0.70%	0.70%	0.96%	3.88%	119%
2017	10.56	0.49	0.24	0.73	(0.41)	—	(0.41)	10.88	7.00	166,980	0.70	0.70	0.96	4.60	77
2016	10.46	0.52	0.22	0.74	(0.54)	(0.10)	(0.64)	10.56	7.49	97,943	0.72(2)(7)	0.72(2)(7)	0.98(2)(7)	5.08	72
2015(8)	10.62	0.45	(0.26)	0.19	(0.35)	—	(0.35)	10.46	1.81	33,224	0.76(9)	0.76(9)	1.00(9)	5.60	109
Multi-Asset Inflation Managed Fund
Class F
2018	$8.52	$0.17	$(0.08)	$0.09	$(0.12)	$—	$(0.12)	$8.49	1.04%	$860,457	1.52%(16)	1.52%(16)	1.76%(16)	1.97%	32%
2017	8.80	0.09	(0.27)	(0.18)	(0.10)	—	(0.10)	8.52	(2.07)	821,191	1.33(10)	1.33(10)	1.56(10)	1.01	68
2016	8.75	0.05	0.04	0.09	(0.04)	—	(0.04)	8.80	1.06	990,931	1.23(2)(10)	1.23(2)(10)	1.46(2)(10)	0.59	73
2015	9.39	—	(0.64)	(0.64)	—	—	—	8.75	(6.82)	924,048	1.11(11)	1.11(11)	1.34(11)	(0.05)	115
2014	9.42	0.06	(0.09)	(0.03)	—	—	—	9.39	(0.32)	923,541	1.02(12)	1.02(12)	1.30(12)	0.65	119
Class Y
2018	$8.53	$0.16	$(0.05)	$0.11	$(0.14)	$—	$(0.14)	$8.50	1.29%	$63,546	1.27%(17)	1.27%(17)	1.50%(17)	1.90%	32%
2017	8.82	0.10	(0.26)	(0.16)	(0.13)	—	(0.13)	8.53	(1.90)	68,506	1.08(13)	1.08(13)	1.32(13)	1.13	68
2016	8.77	0.07	0.04	0.11	(0.06)	—	(0.06)	8.82	1.30	89,261	0.98(2)(13)	0.98(2)(13)	1.21(2)(13)	0.79	73
2015(8)	8.96	0.04	(0.23)	(0.19)	—	—	—	8.77	(2.12)	83,248	0.92(14)	0.92(14)	1.15(14)	0.53	115

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.21%.
(4)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.20%.
(5)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

(6)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.24%.
(7)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.96%.
(8)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(9)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.95%.
(10)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.
(11)	The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.95%, 0.95%, and 1.18%.
(12)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.18%.
(13)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%.
(14)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.93%.
(15)	Includes return of capital of $0.02.
(16)	The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.
(17)	The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%.

Amounts designated as “—” are either $0 or have been rounded to $0.

348	SEI Institutional Managed Trust / Annual Report / September 30, 2018

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class F
2018	$10.25	$0.09	$0.09	$0.18	$(0.20)	$(0.18)	$(0.38)	$10.05	1.75%	$682,982	0.62%	0.62%	0.98%	0.88%	228%
2017	10.14	—	0.18	0.18	(0.02)	(0.05)	(0.07)	10.25	1.78	694,247	0.62	0.62	0.98	0.02	159
2016	10.11	(0.01)	0.16	0.15	—	(0.12)	(0.12)	10.14	1.47	658,185	0.64(2)	0.64(2)	1.00(2)	(0.07)	234
2015	10.25	(0.04)	0.09	0.05	—	(0.19)	(0.19)	10.11	0.57	565,709	0.62	0.62	0.98	(0.39)	227
2014	9.94	(0.01)	0.34	0.33	—	(0.02)	(0.02)	10.25	3.37	541,602	0.62	0.62	1.02	(0.12)	246
Class Y
2018	$10.27	$0.10	$0.09	$0.19	$(0.21)	$(0.18)	$(0.39)	$10.07	1.84%	$44,681	0.52%	0.52%	0.73%	0.97%	228%
2017	10.16	0.01	0.17	0.18	(0.02)	(0.05)	(0.07)	10.27	1.88	50,346	0.52	0.52	0.73	0.11	159
2016	10.12	—	0.16	0.16	—	(0.12)	(0.12)	10.16	1.57	51,496	0.54(2)	0.54(2)	0.75(2)	0.02	234
2015(3)	10.06	(0.02)	0.08	0.06	—	—	—	10.12	0.60	50,662	0.52	0.52	0.74	(0.30)	227
Long/Short Alternative Fund
Class F
2018	$10.88	$0.07	$0.36	$0.43	$(0.02)	$(1.01)	$(1.03)	$10.28	4.21%	$4,151	1.16%	1.16%	1.44%	0.70%	4%
2017	9.79	(0.01)	1.10	1.09	—	—	—	10.88	11.13	22	1.14	1.14	1.42	(0.13)	111
2016	9.67	(0.06)	0.18	0.12	—	—	—	9.79	1.24	19	1.17(2)	1.17(2)	1.40(2)	(0.57)	43
2015(4)	10.00	(0.08)	(0.25)	(0.33)	—	—	—	9.67	(3.30)	19	1.14	1.14	1.39	(0.99)	198
Class Y
2018	$10.93	$0.08	$0.36	$0.44	$(0.04)	$(1.01)	$(1.05)	$10.32	4.33%	$32,444	0.91%	0.91%	1.20%	0.74%	4%
2017	9.81	0.01	1.11	1.12	—(5)	—	—	10.93	11.42	34,360	0.90	0.90	1.17	0.10	111
2016	9.67	(0.03)	0.17	0.14	—	—	—	9.81	1.45	41,775	0.92(2)	0.92(2)	1.15(2)	(0.32)	43
2015(6)	10.11	(0.03)	(0.41)	(0.44)	—	—	—	9.67	(4.35)	41,164	0.91	0.91	1.15	(0.81)	198

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(4)	Commenced operations on December 19, 2014. All ratios for the period have been annualized.
(5)	Includes return of capital of less than $0.01 per share.
(6)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	349

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2018

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 29 funds: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index (commenced operations on January 31, 2018), Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Long/Short Alternative (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Dynamic Commodity Strategy Subsidiary, Ltd., the Accumulation Commodity Strategy Subsidiary, Ltd. and the Inflation Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class F shares (formerly Class A shares) of the Funds and Class Y shares of the Funds except for the Large Cap Index and S&P 500 Index Funds; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

On January 25, 2018, the Trust’s Board of Trustees approved the merger of Class E shares and Class Y shares into Class F shares of the S&P 500 Index Fund effective April 20, 2018.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value

350	SEI Institutional Managed Trust / Annual Report / September 30, 2018

the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third party independent pricing agents. SEI

Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	351

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Global Managed Volatility Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain

352	SEI Institutional Managed Trust / Annual Report / September 30, 2018

foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2018, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended September 30, 2018, there have been no significant changes to the Trust’s fair valuation methodologies.

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation.

Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	353

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2018, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds

354	SEI Institutional Managed Trust / Annual Report / September 30, 2018

from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2018 if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2018, if applicable.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	355

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2018, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and

356	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2018, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — At September 30, 2018, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. The acquisition dates of these investments, the enforceable right to

SEI Institutional Managed Trust / Annual Report / September 30, 2018	357

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

acquire these securities, along with their cost and values at September 30, 2018, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	145,600	8/10/06	8/10/06	$1,491	$59	0.01%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	11/30/10	11/30/10	$–	$–	0.00%

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability, Dynamic Asset Allocation and Long/Short Alternative Funds; are declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Multi-Asset Income and Multi-Asset Capital Stability Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A

Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Directors”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Directors have oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets

358	SEI Institutional Managed Trust / Annual Report / September 30, 2018

are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2018, the Core Fixed Income Fund, Multi-Strategy Alternative Fund, and the Multi-Asset Inflation Managed Fund are the buyers (“receiving protection”) on a total notional amount of $14.6 million, $9.3 million and $14.5 million, respectively. As of September 30, 2018, the Core Fixed Income Fund, High Yield Bond Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $24.1 million, $13.3 million, $4.9 million, $139.6 million, $17.1 million, and $24.0 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$477,622	$477,622
Maximum potential amount of future payments	-	-	-	24,060,000	24,060,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
HIGH YIELD BOND FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$1,060,215	$1,060,215
Maximum potential amount of future payments	-	-	-	13,260,000	13,260,000

SEI Institutional Managed Trust / Annual Report / September 30, 2018	359

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-STRATEGY ALTERNATIVE FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$(79,036)	$-	$94,991	$15,955
Maximum potential amount of future payments	-	3,879,000	-	1,161,494	5,040,494
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$(41,808)	$-	$-	$5,011,508	$4,969,700
Maximum potential amount of future payments	1,705,000	-	-	137,915,000	139,620,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET INFLATION MANAGED FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$(1,870,902)	$-	$(1,870,902)
Maximum potential amount of future payments	-	-	17,103,000	-	17,103,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET CAPITAL STABILITY FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$1,205,915	$1,205,915
Maximum potential amount of future payments	-	-	-	23,968,316	23,968,316
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$24,060,000	$14,620,000	$-	$38,680,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	-	-
Total	$-	$-	$24,060,000	$14,620,000	$-	$38,680,000

360	SEI Institutional Managed Trust / Annual Report / September 30, 2018

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
HIGH YIELD BOND FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	11,160,000	-	-	11,160,000
301-400	-	-	2,100,000	-	-	2,100,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$13,260,000	$-	$-	$13,260,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-STRATEGY ALTERNATIVE FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	>10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$2,345,000	$-	$-	$2,345,000
101-200	-	-	2,041,494	-	-	2,041,494
201-300	-	-	-	-	-	-
301-400	-	-	654,000	-	-	654,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$5,040,494	$-	$-	$5,040,494

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$67,250,000	$1,705,000	$-	$68,955,000
101-200	-	-	16,290,000	-	-	16,290,000
201-300	-	-	-	-	-	-
301-400	-	-	54,375,000	-	-	54,375,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$137,915,000	$1,705,000	$-	$139,620,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	>10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	1,305,000	1,305,000
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	15,798,000	15,798,000
Total	$-	$-	$-	$-	$17,103,000	$17,103,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$8,340,000	$3,938,000	$-	$12,278,000
101-200	-	-	-	-	-	-
201-300	-	-	1,800,316	-	-	1,800,316
301-400	-	-	9,890,000	-	-	9,890,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$20,030,316	$3,938,000	$-	$23,968,316

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	361

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2018 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$31*	Net Assets — Unrealized depreciation on futures contracts	$25*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,016	Unrealized loss on forward foreign currency contracts	58

Total Derivatives not accounted for as hedging instruments		$3,047		$83

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$5,978*	Net Assets — Unrealized depreciation on futures contracts	$6,389*
	Net Assets — Unrealized appreciation on swap contracts	26†	Net Assets — Unrealized depreciation on swap contracts	1,307†
	Options purchased, at value	1,593	Options written, at value	1,509
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,174	Unrealized loss on forward foreign currency contracts	1,938
	Swaptions purchased, at value	257	Swaptions written, at value	42
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	826†	Net Assets — Unrealized depreciation on swap contracts	237†

Total Derivatives not accounted for as hedging instruments		$9,854		$11,422

High Yield Bond Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$—†	Net Assets — Unrealized depreciation on swap contracts	$199†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	84†	Net Assets — Unrealized depreciation on swap contracts	—†

Total Derivatives not accounted for as hedging instruments		$84		$199

Dynamic Asset Allocation Fund
Interest rate contracts	Swaptions purchased, at value	$2,091	Swaptions written, at value	$—
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	32*	Net Assets — Unrealized depreciation on futures contracts	—*
	Net Assets — Unrealized appreciation on swap contracts	1,210†	Net Assets — Unrealized depreciation on swap contracts	3,303†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	394	Unrealized loss on forward foreign currency contracts	3,320
Commodity contracts	Net Assets — Unrealized appreciation on swap contracts	842†	Net Assets — Unrealized depreciation on swap contracts	—†

Total Derivatives not accounted for as hedging instruments		$4,569		$6,623

362	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Strategy Alternative Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$5*	Net Assets — Unrealized depreciation on futures contracts	$16*
	Net Assets — Unrealized appreciation on swap contracts	310†	Net Assets — Unrealized depreciation on swap contracts	65†
Equity contracts	Options purchased, at value	210	Options written, at value	59
	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	2*
	Net Assets — Unrealized appreciation on swap contracts	167†	Net Assets — Unrealized depreciation on swap contracts	306†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	123	Unrealized loss on forward foreign currency contracts	356
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	163†	Net Assets — Unrealized depreciation on swap contracts	125†

Total Derivatives not accounted for as hedging instruments		$978		$929

Multi-Asset Accumulation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,815*	Net Assets — Unrealized depreciation on futures contracts	$25,081*
	Net Assets — Unrealized appreciation on swap contracts	535†	Net Assets — Unrealized depreciation on swap contracts	770†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	16,256*	Net Assets — Unrealized depreciation on futures contracts	1,894*
	Net Assets — Unrealized appreciation on swap contracts	2,579†	Net Assets — Unrealized depreciation on swap contracts	19†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,585	Unrealized loss on forward foreign currency contracts	1,964
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	16,532*	Net Assets — Unrealized depreciation on futures contracts	11,978*
	Net Assets — Unrealized appreciation on swap contracts	5†	Net Assets — Unrealized depreciation on swap contracts	42†

Total Derivatives not accounted for as hedging instruments		$45,307		$41,749

Multi-Asset Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$936	Net Assets — Unrealized depreciation on futures contracts	$2,610
	Options purchased, at value	65	Options written, at value	6
	Net Assets — Unrealized appreciation on swap contracts	257†	Net Assets — Unrealized depreciation on swap contracts	31†
Equity contracts	Options purchased, at value	166	Options written, at value	1,938
	Net Assets — Unrealized appreciation on futures contracts	170	Net Assets — Unrealized depreciation on futures contracts	—*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	503	Unrealized loss on forward foreign currency contracts	320
	Options purchased, at value	93	Options written, at value	—
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	416†	Net Assets — Unrealized depreciation on swap contracts	180†

Total Derivatives not accounted for as hedging instruments		$2,606		$5,085

SEI Institutional Managed Trust / Annual Report / September 30, 2018	363

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Asset Inflation Managed Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,076*	Net Assets — Unrealized depreciation on futures contracts	$371*
	Net Assets — Unrealized appreciation on swap contracts	2,217†	Net Assets — Unrealized depreciation on swap contracts	318†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	127*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	569	Unrealized loss on forward foreign currency contracts	245
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	4,072*	Net Assets — Unrealized depreciation on future contracts	4,493*
	Options purchased, at value	142	Options written, at value	84
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	78†	Net Assets — Unrealized depreciation on swaps contracts	657†

Total Derivatives not accounted for as hedging instruments		$8,154		$6,295

Multi-Asset Capital Stability Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$37*	Net Assets — Unrealized depreciation on futures contracts	$1,084*
	Net Assets — Unrealized appreciation on swap contracts	94†	Net Assets — Unrealized depreciation on swap contracts	22†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	1,217*	Net Assets — Unrealized depreciation on futures contracts	203*
	Options purchased, at value	21	Options written, at value	28
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,270	Unrealized loss on forward foreign currency contracts	941
	Options purchased, at value	114	Options written, at value	220
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	74†	Net Assets — Unrealized depreciation on swap contracts	3†

Total Derivatives not accounted for as hedging instruments		$4,827		$2,501

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2018.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$1,511	$—	$—	$1,511
Foreign exchange contracts	—	—	—	14,280	—	14,280
Total	$—	$—	$1,511	$14,280	$—	$15,791

364	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Core Fixed Income Fund
Interest rate contracts	$1,367	$—	$(6,581)	$—	$4,175	$(1,039)
Equity contracts	(78)	—	—	—	—	(78)
Foreign exchange contracts	68	(17)	136	(1,272)	—	(1,085)
Credit contracts	—	3	—	—	(197)	(194)
Total	$1,357	$(14)	$(6,445)	$(1,272)	$3,978	$(2,396)
High Yield Bond Fund
Interest rate contracts	$—	$—	$—	$—	$(682)	$(682)
Credit contracts	—	—	—	—	516	516
Total	$—	$—	$—	$—	$(166)	$(166)
Dynamic Asset Allocation Fund
Equity contracts	$(998)	$—	$(12,810)	$—	$(13,120)	$(26,928)
Foreign exchange contracts	—	—	—	(3,436)	—	(3,436)
Commodity contracts	—	—	—	—	(5,800)	(5,800)
Total	$(998)	$—	$(12,810)	$(3,436)	$(18,920)	$(36,164)
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$58	$58
Equity contracts	(341)	—	(147)	—	1,953	1,465
Interest rate contracts	—	—	126	—	153	279
Foreign exchange contracts	—	—	—	1,402	(132)	1,270
Total	$(341)	$—	$(21)	$1,402	$2,032	$3,072
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$95,659	$—	$1,566	$97,225
Interest rate contracts	—	—	(29,135)	—	(27,559)	(56,694)
Foreign exchange contracts	—	—	—	(7,742)	—	(7,742)
Commodity contracts	—	—	39,524	—	9,802	49,326
Total	$—	$—	$106,048	$(7,742)	$(16,191)	$82,115
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$267	$267
Equity contracts	(20,138)	—	6,034	—	—	(14,104)
Interest rate contracts	892	—	(3,697)	—	1,085	(1,720)
Foreign exchange contracts	(646)	—	—	(182)	—	(828)
Total	$(19,892)	$—	$2,337	$(182)	$1,352	$(16,385)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$99	$99
Equity contracts	—	—	(4,277)	—	—	(4,277)
Interest rate contracts	(29)	—	1,822	—	438	2,231
Foreign exchange contracts	—	—	—	61	—	61
Commodity contracts	(234)	—	(1,679)	—	1,229	(684)
Total	$(263)	$—	$(4,134)	$61	$1,766	$(2,570)
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$985	$985
Equity contracts	1,052	—	6,104	—	—	7,156
Interest rate contracts	(121)	—	(3,767)	—	402	(3,486)
Foreign exchange contracts	152	—	—	3,002	—	3,154
Total	$1,083	$—	$2,337	$3,002	$1,387	$7,809

SEI Institutional Managed Trust / Annual Report / September 30, 2018	365

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$(325)	$—	$—	$(325)
Foreign exchange contracts	—	—	—	600	—	600
Total	$—	$—	$(325)	$600	$—	$275
Core Fixed Income Fund
Credit contracts	$—	$—	$—	$—	$550	$550
Interest rate contracts	(345)	—	278	—	(2,976)	(3,043)
Foreign exchange contracts	—	19	—	(930)	—	(911)
Total	$(345)	$19	$278	$(930)	$(2,426)	$(3,404)
High Yield Bond Fund
Interest rate contracts	$—	$—	$—	$—	$168	$168
Credit contracts	—	—	—	—	1	1
Total	$—	$—	$—	$—	$169	$169
Dynamic Asset Allocation Fund
Equity contracts	$287	$—	$(3,019)	$—	$(2,515)	$(5,247)
Interest rate contracts	—	(266)	—	—	—	(266)
Foreign exchange contracts	—	—	—	(1,774)	—	(1,774)
Credit contracts	—	—	—	—	842	842
Total	$287	$(266)	$(3,019)	$(1,774)	$(1,673)	$(6,445)
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$51	$51
Equity contracts	38	—	9	—	(146)	(99)
Interest rate contracts	—	—	(89)	—	(20)	(109)
Foreign exchange contracts	—	—	—	(433)	16	(417)
Total	$38	$—	$(80)	$(433)	$(99)	$(574)
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$(11,436)	$—	$1,323	$(10,113)
Interest rate contracts	—	—	(1,447)	—	6,709	5,262
Foreign exchange contracts	—	—	—	9,585	—	9,585
Commodity contracts	—	—	(5,505)	—	(1,718)	(7,223)
Total	$—	$—	$(18,388)	$9,585	$6,314	$(2,489)
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$271	$271
Equity contracts	370	—	(431)	—	—	(61)
Interest rate contracts	471	—	(827)	—	184	(172)
Foreign exchange contracts	1,293	—	—	228	—	1,521
Total	$2,134	$—	$(1,258)	$228	$455	$1,559
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$227	$227
Equity contracts	—	—	235	—	—	235
Interest rate contracts	—	—	258	—	2,240	2,498
Foreign exchange contracts	—	—	—	308	—	308
Commodity contracts	(91)	—	(885)	—	—	(976)
Total	$(91)	$—	$(392)	$308	$2,467	$2,292

366	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$(173)	$(173)
Equity contracts	(79)	—	(624)	—	—	(703)
Interest rate contracts	—	—	146	—	349	495
Foreign exchange contracts	(186)	—	—	(3,661)	—	(3,847)
Total	$(265)	$—	$(478)	$(3,661)	$176	$(4,228)

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts, swap contracts and swaption contracts activity during the year ended September 30, 2018 ($ Thousands):

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$22,398	$6,227	$14,196	$2,268	$6,160
Ending Notional Balance Long	—	12,741	14,120	4,760	—

	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$15,719	$—	$1,567	$1,387	$1,763
Ending Notional Balance Long	16,995	426	2,057	4,269	—

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$1,196	$16,594	$1,483	$13,700	$8,157
Ending Notional Balance Long	1,432	14,261	17,801	4,656	4,570
Forward Foreign Currency Contracts:
Average Notional Balance Long	—	—	385,889	—	—
Average Notional Balance Short	—	—	385,092	—	—
Ending Notional Balance Long	—	—	357,860	—	—
Ending Notional Balance Short	—	—	354,903	—	—

	Enhanced Income Fund	Core Fixed Income Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$—	$—	$—	$—	$539,239
Average Notional Balance Short	—	—	—	—	262
Ending Notional Balance Long	—	—	—	—	636,712
Ending Notional Balance Short	—	—	—	—	—
Equity Contracts
Average Notional Balance Long	—	—	109,737	—	1,107,635
Average Notional Balance Short	—	—	87,307	741	1,117
Ending Notional Balance Long	—	—	9,309	—	1,113,798
Ending Notional Balance Short	—	—	—	728	—
Interest Contracts
Average Notional Balance Long	346	572,118	—	108	2,363,538
Average Notional Balance Short	2,854	424,503	—	4,415	—
Ending Notional Balance Long	—	1,037,105	—	575	2,695,045
Ending Notional Balance Short	3,707	434,942	—	691	—

SEI Institutional Managed Trust / Annual Report / September 30, 2018	367

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Enhanced Income Fund	Core Fixed Income Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund
Futures Contracts: (continued)
Currency Contracts
Average Notional Balance Short	–	2,695	–	–	–
Ending Notional Balance Short	–	2,631	–	–	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	96,341	349,719	42,770	1,398,904
Average Notional Balance Short	–	96,830	350,761	42,743	1,399,677
Ending Notional Balance Long	–	130,271	233,170	19,834	1,076,995
Ending Notional Balance Short	–	131,014	236,095	20,063	1,071,366
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	–	23,455	–
Average Notional Balance Short	–	–	–	3,114	–
Ending Notional Balance Long	–	–	–	6,566	–
Ending Notional Balance Short	–	–	–	5,873	–
Credit Contracts
Average Notional Balance Long	–	12,664	–	9,557	–
Average Notional Balance Short	–	30,686	–	4,857	–
Ending Notional Balance Long	–	14,620	–	9,345	–
Ending Notional Balance Short	–	24,060	–	5,040	–
Interest Contracts
Average Notional Balance Long	–	128,868	–	14,933	899,920
Average Notional Balance Short	–	128,868	–	14,933	540,113
Ending Notional Balance Long	–	220,199	–	17,534	451,261
Ending Notional Balance Short	–	220,199	–	17,534	451,261
Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	1,024	–
Average Notional Balance Short	–	–	–	1,079	–
Equity Contracts
Average Notional Balance Long	–	–	99,750	–	184,888
Average Notional Balance Short	–	–	104,364	–	–
Ending Notional Balance Long	–	–	130,516	–	–
Ending Notional Balance Short	–	–	133,034	–	165,243
Commodity Contracts
Average Notional Balance Long	–	–	33,413	–	–
Ending Notional Balance Long	–	–	76,970	–	–
Options:
Equity
Average Notional Balance Long†	–	–	318	2,162	–
Average Notional Balance Short†	–	–	130	96	–
Ending Notional Balance Long†	–	–	–	394	–
Ending Notional Balance Short†	–	–	–	63	–
Interest
Average Notional Balance Long†	–	477	–	–	–
Average Notional Balance Short†	–	417	–	–	–
Ending Notional Balance Long†	–	2,129	–	–	–
Ending Notional Balance Short†	–	1,839	–	–	–
Currency:
Average Notional Balance Long†	–	113	–	–	–
Average Notional Balance Short†	–	78	–	–	–
Ending Notional Balance Long†	–	265	–	–	–
Ending Notional Balance Short†	–	68	–	–	–
Swaptions:
Interest
Average Notional Balance Long	–	–	393	–	–
Ending Notional Balance Long	–	–	2,357	–	–
Credit
Average Notional Balance Long	–	2	–	–	–
Average Notional Balance Short	–	2	–	–	–

368	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$195,807	$–	$–
Average Notional Balance Short	–	24,449	–	–
Ending Notional Balance Long	–	143,908	–	–
Ending Notional Balance Short	–	24,862	–	–
Equity Contracts
Average Notional Balance Long	37,436	–	86,880	12,585
Average Notional Balance Short	–	39,180	1,412	61
Ending Notional Balance Long	35,442	–	108,014	13,804
Ending Notional Balance Short	–	41,041	1,100	–
Interest Contracts
Average Notional Balance Long	199,039	30,801	97,585	1,458
Average Notional Balance Short	44,136	159,303	25,511	1,559
Ending Notional Balance Long	397,143	47,049	102,233	428
Ending Notional Balance Short	138,080	150,433	27,106	–
Currency Contracts
Average Notional Balance Long	–	–	–	1,308
Average Notional Balance Short	–	–	–	997
Ending Notional Balance Long	–	–	–	5,120
Forward Foreign Currency Contracts:
Average Notional Balance Long	61,374	56,575	357,308	–
Average Notional Balance Short	61,353	56,504	356,958	–
Ending Notional Balance Long	62,278	50,460	213,680	–
Ending Notional Balance Short	62,094	50,792	211,367	–
Swaps:
Total Return Contracts
Average Notional Balance Long	–	3,847	–	–
Ending Notional Balance Long	–	46,159	–	–
Credit Contracts
Average Notional Balance Long	1,730	14,461	–	–
Average Notional Balance Short	77,276	11,022	22,738	–
Ending Notional Balance Long	–	21,571	–	–
Ending Notional Balance Short	139,620	17,103	23,968	–
Interest Contracts
Average Notional Balance Long	55,919	161,850	21,517	–
Average Notional Balance Short	55,919	161,850	21,517	–
Ending Notional Balance Long	24,394	206,547	14,306	–
Ending Notional Balance Short	24,394	206,547	14,306	–
Equity Contracts
Average Notional Balance Short	33	–	–	–
Options:
Commodity
Average Notional Balance Long†	–	76	–	–
Average Notional Balance Short†	–	23	–	–
Ending Notional Balance Long†	–	180	–	–
Equity
Average Notional Balance Long†	471	–	114	–
Average Notional Balance Short†	2,087	–	164	–
Ending Notional Balance Long†	326	–	35	–
Ending Notional Balance Short†	1,872	–	21	–
Interest
Average Notional Balance Long†	1,157	7	14	–
Average Notional Balance Short†	365	5	4	–
Ending Notional Balance Long†	83	–	–	–
Ending Notional Balance Short†	28	–	–	–
Currency
Average Notional Balance Long†	14	–	90	–
Average Notional Balance Short†	6	–	93	–

SEI Institutional Managed Trust / Annual Report / September 30, 2018	369

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund
Options: (continued)
Ending Notional Balance Long†	$47	$–	$55	$–
Ending Notional Balance Short†	–	–	94	–

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2018 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased		Swap		Written		Swap
Fund	Options	Futures	Agreements	Total	Options	Futures	Agreements	Total

Large Cap Fund	$ —	$ 1	$ —	$ 1	$ —	$ —	$ —	$ —
Large Cap Value Fund	—	16	—	16	—	3	—	3
Large Cap Growth Fund	—	—	—	—	—	5	—	5
Large Cap Index Fund	—	1	—	1	—	1	—	1
S&P 500 Index Fund	—	—	—	—	—	5	—	5
Small Cap Fund	—	2	—	2	—	—	—	—
Small Cap Value Fund	—	5	—	5	—	—	—	—
Small Cap Growth Fund	—	11	—	11	—	—	—	—
Mid Cap Fund	—	5	—	5	—	—	—	—
U.S. Managed Volatility Fund	—	1	—	1	—	4	—	4
Global Managed Volatility Fund	—	19	—	19	—	49	—	49
Tax-Managed Managed Volatility Fund	—	1	—	1	—	1	—	1
Tax-Managed International Managed Volatility Fund	—	13	—	13	—	32	—	32

370	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased		Swap		Written		Swap
Fund	Options	Futures	Agreements	Total	Options	Futures	Agreements	Total

Enhanced Income Fund	$ —	$ —	$ —	$ —	$ —	$ 1	$ —	$ 1
Core Fixed Income Fund	—	417	18	435	—	663	14	677
High Yield Bond Fund	—	—	7	7	—	—	—	—
Dynamic Asset Allocation Fund	—	—	—	—	—	3	—	3
Multi-Strategy Alternative Fund	210	6	5	221	59	4	9	72
Multi-Asset Accumulation Fund	—	13,071	132	13,203	—	6,121	—	6,121
Multi-Asset Income Fund	230	107	9	346	1,944	813	44	2,801
Multi-Asset Inflation Managed Fund	142	1,735	13	1,890	84	942	48	1,074
Multi-Asset Capital Stability Fund	21	238	54	313	28	675	5	708
Long/Short Alternative Fund	—	25	—	25	—	41	—	41

Total Exchange-Traded or Centrally Cleared	$603	$15,674	$238	$16,515	$2,115	$9,363	$120	$11,598

Securities with an aggregate market value of $122,808 ($ Thousands) have been pledged and $161,685 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2018.

The table below summarizes the collateral pledged by Fund:

	Securities at aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)

Large Cap Fund	$–	$14	$14
Large Cap Value Fund	–	499	499
Large Cap Growth Fund	–	564	564
Large Cap Index Fund	–	196	196
S&P 500 Index Fund	797	–	797
Small Cap Fund	–	28	28
Small Cap Value Fund	–	83	83
Small Cap Growth Fund	–	176	176
Mid-Cap Fund	–	57	57
U.S. Managed Volatility Fund	–	618	618
Global Managed Volatility Fund	–	862	862
Tax-Managed Managed Volatility Fund	–	228	228
Tax-Managed International Managed Volatility Fund	–	245	245
Core Fixed Income Fund	2,463	5,678	8,141
High Yield Bond Fund	–	700	700
Dynamic Asset Allocation Fund	–	2,578	2,578

	Securities at aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)

Multi-Strategy Alternative Fund	$–	$4,082	$4,082
Multi-Asset Accumulation Fund	115,548	84,682	200,230
Multi-Asset Income Fund	–	41,459	41,459
Multi-Asset Inflation Managed Fund	4,000	8,592	12,592
Multi-Asset Capital Stability Fund	–	9,592	9,592
Long/Short Alternative Fund	–	752	752

Total	$122,808	$161,685	$284,493

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2018 ($ Thousands):

	Financial Derivative Assets					Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Global Managed Volatility	Foreign Currency	Options and	Swap	Total Over the	Foreign Currency	Options and	Swap	Reverse Repurchase	Total Over the	Value of OTC	Collateral (Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Brown Brothers Harriman	$ 3,016	$ —	$ —	$ 3,016	$ 58	$ —	$ —	$ —	$ 58	$ 2.958	$ —	$ 2,958

Total Over the Counter	$ 3,016	$ —	$ —	$ 3,016	$ 58	$ —	$ —	$ —	$ 58

SEI Institutional Managed Trust / Annual Report / September 30, 2018	371

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Financial Derivative Assets				Financial Derivative Liabilities

Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Citigroup	$ 733	$ 153	$ 25	$ 911	$ 1,909	$ 42	$ —	$ —	$ 1,951	$ (1,040)	$ —	$(1,040)
Deutsche Bank	105	—	—	105	—	—	—	—	—	105	(105)	—
Goldman Sachs	336	104	—	440	29	—	—	—	29	411	—	411

Total Over the Counter	$ 1,174	$ 257	$ 25	$ 1,456	$ 1,938	$ 42	$ —	$ —	$ 1,980

	Financial Derivative Assets				Financial Derivative Liabilities

High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ —	$ —	$ —	$ —	$ 198	$ —	$ 198	$ 198	$ —	$ 198
JPMorgan Chase Bank	—	—	—	—	—	—	1	—	1	1	—	1

Total Over the Counter	$ —	$ —	$ —	$ —	$ —	$ —	$ 199	$ —	$ 199

	Financial Derivative Assets				Financial Derivative Liabilities

Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 311	$ 2,091	$ —	$ 2,402	$ 192	$ —	$ —	$ —	$ 192	$ 2,210	$ —	$ 2,210
Barclays PLC	7	—	—	7	—	—	—	—	—	7	—	7
BNP Paribas	12	—	842	854	—	—	—	—	—	854	—	854
Deutsche Bank	—	—	—	—	68	—	—	—	68	(68)	—	(68)
Goldman Sachs	38	—	—	38	54	—	—	—	54	(16)	—	(16)
HSBC	—	—	1,210	1,210	—	—	1,903	—	1,903	(693)	—	(693)
JPMorgan Chase Bank	—	—	—	—	77	—	—	—	77	(77)	—	(77)
Morgan Stanley	26	—	—	26	—	—	1,400	—	1,400	(1,374)	—	(1,374)
Standard Chartered	—	—	—	—	2,929	—	—	—	2,929	(2,929)	—	(2,929)

Total Over the Counter	$ 394	$ 2,091	$ 2,052	$ 4,537	$ 3,320	$ —	$ 3,303	$ —	$ 6,623

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ 26	$ 26	$ —	$ —	$ 6	$ —	$ 6	$ 20	$ —	$ 20
Barclays PLC	104	—	—	104	124	—	—	—	124	(20)	—	(20)
JPMorgan Chase Bank	—	—	—	—	121	—	11	—	132	(132)	—	(132)
Merrill Lynch	—	—	7	7	2	—	6	—	8	(1)	—	(1)
Morgan Stanley	19	—	167	186	109	—	277	—	386	(200)	—	(200)

Total Over the Counter	$ 123	$ —	$ 200	$ 323	$ 356	$ —	$ 300	$ —	$ 656

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ 1,548	$ 1,548	$ —	$ —	$ —	$ —	$ —	$ 1,548	$ —	$ 1,548
Barclays PLC	913	—	—	913	—	—	—	—	—	913	—	913
BNP Paribas	22	—	—	22	—	—	—	—	—	22	—	22
Brown Brothers Harriman	—	—	—	—	—	—	—	—	—	—	—	—
Citigroup	2,038	—	3	2,041	775	—	19	—	794	1,247	—	1,247
JPMorgan Chase Bank	3,063	—	1,031	4,094	1,169	—	19	—	1,188	2,906	(2,906)	—
Merrill Lynch	—	—	2	2	—	—	23	—	23	(21)	—	(21)
State Street	1,549	—	—	1,549	20	—	—	—	20	1,529	—	1,529

Total Over the Counter	$ 7,585	$ —	$ 2,584	$ 10,169	$ 1,964	$ —	$ 61	$ —	$ 2,025

372	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset Income	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ 66	$ —	$ —	$ 66	$ —	$ —	$ —	$ —	$ —	$66	$ —	$ 66
Barclays PLC	54	—	—	54	244	—	—	—	244	(190)	—	(190)
Citigroup	256	—	—	256	76	—	—	—	76	180	—	180
JPMorgan Chase Bank	127	—	—	127	—	—	—	—	—	127	—	127

Total Over the Counter	$ 503	$ —	$ —	$ 503	$ 320	$ —	$ —	$ —	$ 320

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset Inflation Managed Fund	Foreign Currency Contracts	Options and Swaptions	Swap Agreements	Total Over the Counter	Foreign Currency Contracts	Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Barclays PLC	$ —	$ —	$ —	$ —	$ 89	$ —	$ —	$ —	$ 89	$ (89)	$ —	$ (89)
BNP Paribas	6	—	—	6	—	—	—	—	—	6	—	6
Brown Brothers Harriman	14	—	—	14	3	—	—	—	3	11	—	11
CGG	—	—	5	5	—	—	—	—	—	5	—	5
Chase Securities	—	—	—	—	—	—	—	172,383	172,383	(172,383)	—	(172,383)
Citibank	—	—	5	5	—	—	45	—	45	(40)	—	(40)
Citigroup	48	—	9	57	66	—	89	—	155	(98)	—	(98)
Credit Suisse	—	—	14	14	13	—	108	—	121	(107)	—	(107)
Deutsche Bank	—	—	3	3	—	—	177	—	177	(174)	—	(174)
Goldman Sachs	13	—	41	54	—	—	238	—	238	(184)	—	(184)
HSBC	392	—	—	392	—	—	—	—	—	392	—	392
JPMorgan Chase Bank	56	—	—	56	—	—	—	—	—	56	—	56
Macquarie Bank Limited	—	—	20	20	—	—	—	—	—	20	—	20
Merrill Lynch	—	—	20	20	—	—	—	16,429	16,429	(16,409)	—	(16,409)
Morgan Stanley	—	—	—	—	7	—	—	—	7	(7)	—	(7)
RBS	27	—	—	27	—	—	—	—	—	27	—	27
Societe Generale	—	—	13	13	—	—	—	—	—	13	—	13
Standard Bank	12	—	—	12	67	—	—	—	67	(55)	—	(55)
UBS	1	—	—	1	—	—	—	—	—	1	—	1

Total Over the Counter	$ 569	$ —	$ 130	$ 699	$ 245	$ —	$ 657	$ 188,812	$ 189,714

SEI Institutional Managed Trust / Annual Report / September 30, 2018	373

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$ 21	$ 63	$ —	$ 84	$ 16	$ 30	$ —	$ —	$ 46	$ 38	$ —	$ 38
Barclays PLC	148	—	—	148	90	—	—	—	90	58	—	58
BNP Paribas	16	—	—	16	48	—	—	—	48	(32)	—	(32)
Brown Brothers Harriman	108	—	—	108	89	—	—	—	89	19	—	19
Citigroup	125	—	—	125	142	—	—	—	142	(17)	—	(17)
Credit Suisse	26	—	—	26	28	—	—	—	28	(2)	—	(2)
Deutsche Bank	7	—	—	7	—	52	—	—	52	(45)	—	(45)
Goldman Sachs	19	—	—	19	138	—	—	—	138	(119)	—	(119)
HSBC	5	—	—	5	10	—	—	—	10	(5)	—	(5)
JPMorgan Chase Bank	101	—	—	101	97	120	—	—	217	(116)	—	(116)
Morgan Stanley	770	51	—	821	42	18	—	—	60	761	—	761
RBS	1,882	—	—	1,882	173	—	—	—	173	1,709	—	1,709
Standard Bank	30	—	—	30	15	—	—	—	15	15	—	15
UBS	12	—	—	12	53	—	—	—	53	(41)	—	(41)
Total Over the Counter	$ 3,270	$ 114	$ —	$ 3,384	$ 941	$ 220	$ —	$ —	$ 1,161

(1)

Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $154 ($ Thousands) have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the

Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2018 ($ Thousands)	% of Total Net Assets at September 30, 2018
Dynamic Commodity Strategy Subsidiary, Ltd.	March 28, 2018	$36,111	4.1%
Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	404,566	14.0%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	171,688	18.6%

374	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Dynamic Commodity Strategy Subsidiary, Ltd. ($ Thousands)	Accumulation Commodity Strategy, Ltd. ($ Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($ Thousands)
Investment Income:
Investment Income	$248	$7,044	$2,651
Net Realized Gain (Loss) on:
Investments	188	(30)	(38)
Futures Contracts	—	43,661	(1,679)
Swap Contracts	(5,800)	9,802	1,178
Options	—	—	(234)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,218	(3,101)	(58)
Futures Contracts	—	(3,447)	(885)
Swap Contracts	841	(1,719)	53
Options	—	—	(91)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in
Foreign Currency	—	—	—

Total gains and losses attributed to the Funds’ investment in Subsidiaries	$(2,305)	$52,210	$897

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (“ the Distributor”) is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	375

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each fund:

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation
Large Cap Fund
Class F	0.3900%	0.25%	—	0.89%
Class Y	0.3900%	—	—	0.64%
Large Cap Value Fund
Class F	0.3500%	0.25%	—	0.89%
Class I	0.3500%	0.25%	0.25%	1.11%
Class Y	0.3500%	—	—	0.64%
Large Cap Growth Fund
Class F	0.4000%	0.25%	—	0.89%
Class I	0.4000%	0.25%	0.25%	1.11%
Class Y	0.4000%	—	—	0.64%
Large Cap Index Fund
Class F	0.0500%	0.25%	—	0.25%
Tax-Managed Large Cap Fund
Class F	0.4000%	0.25%	—	0.89%
Class Y	0.4000%	—	—	0.64%
S&P 500 Index Fund
Class F*	0.0300%	0.25%	—	0.25%
Class I	0.0300%	0.25%	0.25%	0.65%
Small Cap Fund
Class F	0.6500%	0.25%	—	1.14%
Class Y	0.6500%	—	—	0.89%
Small Cap Value Fund
Class F	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Small Cap Growth Fund
Class F	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Small/Mid Cap Fund
Class F	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.89%
Mid-Cap Fund
Class F	0.4000%	0.25%	—	0.98%
Class I	0.4000%	0.25%	0.25%	1.20%
Class Y	0.4000%	—	—	0.73%
U.S. Managed Volatility Fund
Class F	0.6500%	0.25%	—	0.95%
Class I	0.6500%	0.25%	0.25%	1.20%
Class Y	0.6500%	—	—	0.70%
Global Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.00%
Class Y	0.6500%	—	—	0.75%
Tax-Managed International Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.86%
Real Estate Fund
Class F	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%

376	SEI Institutional Managed Trust / Annual Report / September 30, 2018

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation
Enhanced Income Fund
Class F	0.4000%	0.25%	—	0.60%
Class I	0.4000%	0.25%	0.25%	0.85%
Class Y	0.4000%	—	—	0.46%
Core Fixed Income Fund
Class F**	0.2750%	0.25%	—	0.66%
Class I	0.2750%	0.25%	0.25%	0.88%
Class Y**	0.2750%	—	—	0.41%
High Yield Bond Fund
Class F	0.4875%	0.25%	—	0.89%
Class I	0.4875%	0.25%	0.25%	1.11%
Class Y	0.4875%	—	—	0.64%
Conservative Income Fund
Class F	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Tax-Free Conservative Income Fund
Class F	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Real Return Fund
Class F	0.2200%	0.25%	—	0.45%
Class Y	0.2200%	—	—	0.35%
Dynamic Asset Allocation Fund
Class F	0.6000%	0.25%	—	0.75%
Class Y	0.6000%	—	—	0.50%
Multi-Strategy Alternative Fund
Class F	1.5000%	0.25%	—	1.09%
Class Y	1.5000%	—	—	0.84%
Multi-Asset Accumulation Fund
Class F	0.7500%	0.25%	—	1.17%
Class Y	0.7500%	—	—	0.92%
Multi-Asset Income Fund
Class F	0.6000%	0.25%	—	0.80%
Class Y	0.6000%	—	—	0.70%
Multi-Asset Inflation Managed Fund
Class F	0.5500%	0.25%	—	0.90%
Class Y	0.5500%	—	—	0.65%
Multi-Asset Capital Stability Fund
Class F	0.4000%	0.25%	—	0.62%
Class Y	0.4000%	—	—	0.52%
Long/Short Alternative Fund
Class F	0.8000%	0.25%	—	1.15%
Class Y	0.8000%	—	—	0.90%

*

Effective January 31, 2018, the Fund’s adviser, the Fund’s administrator and/or the Fund’s distributor have contractually agreed to waive fees and reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29%. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

**

Effective August 10, 2018, the Fund’s adviser, the Fund’s administrator and/or the Fund’s distributor have contractually agreed to waive fees and reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.66% for Class F Shares and 0.41% for Class Y Shares. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Index Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

SEI Institutional Managed Trust / Annual Report / September 30, 2018	377

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Small Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed International Managed Volatility Fund	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Enhanced Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
High Yield Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Long/Short Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

	First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2018, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

BlackRock Investment Management, LLC

Brandywine Global Investment Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Fiera Capital Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Large Cap Value Fund

AQR Capital Management, LLC

Brandywine Global Investment Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Shafer Cullen Capital Management Inc.

Large Cap Growth Fund

BlackRock Investment Management, LLC

Fiera Capital Inc.

McKinley Capital Management, LLC

Parametric Portfolio Associates LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

Tax-Managed Large Cap Fund

BlackRock Investment Management, LLC

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Fiera Capital Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Shafer Cullen Capital Management

S&P 500 Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

AQR Capital Management, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

LMCG Investments, LLC

Parametric Portfolio Associates LLC

Rice Hall James & Associates

Snow Capital Management L.P.

Small Cap Value Fund

AQR Capital Management, LLC

Cardinal Capital Management, L.L.C.

LSV Asset Management*

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Small Cap Growth Fund

ArrowMark Colorado Holding LLC

Axiom International Investors LLC

EAM Investors LLC

FalconPoint Capital, LLC

Parametric Portfolio Associates LLC

378	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Tax-Managed Small/Mid Cap Fund

AQR Capital Management, LLC

Cardinal Capital Management, L.L.C.

Castle Ark Management, LLC

Parametric Portfolio Associates LLC

Rice Hall James & Associates LLC

Snow Capital Management L.P.

Mid-Cap Fund

Quantitative Management Associates LLC

U.S. Managed Volatility Fund

Analytic Investors, LLC

LSV Asset Management*

Global Managed Volatility Fund

Acadian Asset Management LLC

Analytic Investors, LLC

Tax-Managed Managed Volatility Fund

Analytic Investors LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

Analytic Investors, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Real Estate Fund

CenterSquare Investment Management LLC

Enhanced Income Fund

Ares Management LLC

Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

Logan Circle Partners, LP

Metropolitan West Asset Management, LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management LLC

Benefit Street Partners, LLC

Brigade Capital Management, LLC

J. P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Strategy Alternative Fund

Brigade Capital Management, LLC

Caerus Investors LLC

Emso Partners Limited Management, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

Guggenheim Partners Investment Management, LLC

SSGA Funds Management Inc.

Western Asset Management Company

Western Asset Management Company Limited

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Columbia Management Investments

Credit Suisse Asset Management, LLC

QS Investors, LLC

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Janus Capital Management, LLC

Long/Short Alternative Fund

Dynamic Beta Investments, LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2018 were as follows ($ Thousands):

Real Estate Fund	$ 12

Payments to/from Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed

SEI Institutional Managed Trust / Annual Report / September 30, 2018	379

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

International Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2018 were as follows ($ Thousands):

Large Cap Fund	$462
Large Cap Value Fund	367
Tax-Managed Large Cap Fund	562
Small Cap Value Fund	620
U.S. Managed Volatility Fund	1,763
Tax-Managed Managed Volatility Fund	1,510
Tax-Managed International Managed Volatility Fund	449

$5,733

On April 20, 2018, SIMC made a capital contribution to the SIMT Large Cap Index Fund in the amount of $330,025. The capital contribution offset the Fund’s performance deviation from its benchmark that resulted from an unusually large unanticipated cash flow that came into the Fund shortly after launch.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2018, can be found on the Statements of Operations or Consolidated Statements of Operations and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2018, the following Fund borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Real Estate Fund	11/16/17	11/17/17	$15,500	$1	2.10%
High Yield Bond Fund	02/07/18	02/08/18	8,800	1	2.32%
High Yield Bond Fund	02/08/18	02/09/18	9,000	1	2.32%
High Yield Bond Fund	02/12/18	02/13/18	7,500	–	2.34%
High Yield Bond Fund	02/13/18	02/14/18	7,900	1	2.34%

Amounts designated as “—” are $0 or have been rounded to $0.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the year ended September 30, 2018, and September 30, 2017.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund(1)

	2018	2017	2018	2017	2018	2017	2018

Class F:

Shares Issued	29,633	37,319	5,041	6,178	4,121	5,033	24,944

Shares Issued in Lieu of Dividends and Distributions	11,197	1,381	2,397	739	3,119	51	124

Shares Redeemed	(48,868)	(55,842)	(9,447)	(17,167)	(11,018)	(13,592)	(2,515)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(8,038)	(17,142)	(2,009)	(10,250)	(3,778)	(8,508)	22,553

Class I:

Shares Issued	–	–	14	29	15	17	N/A

Shares Issued in Lieu of Dividends and Distributions	–	–	7	2	7	–	N/A

Shares Redeemed	–	–	(41)	(133)	(29)	(75)	N/A

Total Decrease in Net Assets Derived from Class I Transactions	–	–	(20)	(102)	(7)	(58)	N/A

380	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund(1)

	2018	2017	2018	2017	2018	2017	2018

Class Y:

Shares Issued	809	2,128	905	4,150	400	3,081	N/A

Shares Issued in Lieu of Dividends and Distributions	737	130	245	49	277	12	N/A

Shares Redeemed	(3,603)	(4,708)	(616)	(365)	(740)	(238)	N/A

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(2,057)	(2,450)	534	3,834	(63)	2,855	N/A

Increase (Decrease) in Capital Shares	(10,095)	(19,592)	(1,495)	(6,518)	(3,848)	(5,711)	22,553

	Tax-Managed Large Cap Fund		S&P 500 Index Fund(4)		Small Cap Fund		Small Cap Value Fund

	2018	2017	2018	2017	2018	2017	2018	2017

Class E:

Shares Issued	N/A	N/A	345	947	N/A	N/A	N/A	N/A

Shares Issued in Lieu of Dividends and Distributions	N/A	N/A	105	227	N/A	N/A	N/A	N/A

Shares Redeemed	N/A	N/A	(5,783)	(1,006)	N/A	N/A	N/A	N/A

Total Increase (Decrease) in Net Assets Derived from Class E Transactions	N/A	N/A	(5,333)	168	N/A	N/A	N/A	N/A

Class F:

Shares Issued	17,428	21,685	8,507	2,603	9,853	11,014	2,866	2,509

Shares Issued in Lieu of Dividends and Distributions	2,483	1,072	200	299	3,016	58	1,112	74

Shares Redeemed	(23,839)	(47,648)	(2,512)	(3,220)	(8,925)	(14,081)	(4,162)	(5,159)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(3,928)	(24,891)	6,195	(318)	3,944	(3,009)	(184)	(2,576)

Class I:

Shares Issued	N/A	N/A	15	42	N/A	N/A	9	14

Shares Issued in Lieu of Dividends and Distributions	N/A	N/A	2	3	N/A	N/A	8	–

Shares Redeemed	N/A	N/A	(29)	(62)	N/A	N/A	(19)	(48)

Total Decrease in Net Assets Derived from Class I Transactions	N/A	N/A	(12)	(17)	N/A	N/A	(2)	(34)

Class Y:

Shares Issued	1,885	5,361	126	771	277	706	180	1,190

Shares Issued in Lieu of Dividends and Distributions	272	112	15	19	198	9	122	7

Shares Redeemed	(1,896)	(1,849)	(855)	(92)	(883)	(1,022)	(105)	(91)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	261	3,624	(714)	698	(408)	(307)	197	1,106

Increase (Decrease) in Capital Shares	(3,667)	(21,267)	136	531	3,536	(3,316)	11	(1,504)

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund

	2018	2017	2018	2017	2018	2017	2018	2017

Class F:

Shares Issued	1,683	1,014	5,753	8,669	1,117	1,617	8,805	15,578

Shares Issued in Lieu of Dividends and Distributions	29	–	594	124	277	43	4,331	2,456

Shares Redeemed	(1,813)	(2,746)	(5,504)	(7,285)	(916)	(1,276)	(17,592)	(29,698)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(101)	(1,732)	843	1,508	478	384	(4,456)	(11,664)

Class I:

Shares Issued	8	10	N/A	N/A	6	4	5	13

Shares Issued in Lieu of Dividends and Distributions	–	–	N/A	N/A	2	1	7	4

Shares Redeemed	(19)	(28)	N/A	N/A	(11)	(10)	(27)	(52)

Total Decrease in Net Assets Derived from Class I Transactions	(11)	(18)	N/A	N/A	(3)	(5)	(15)	(35)

Class Y:

Shares Issued	73	621	524	1,347	31	72	30,172	14,802

Shares Issued in Lieu of Dividends and Distributions	3	–	64	15	7	1	3,975	1,333

Shares Redeemed	(111)	(49)	(443)	(448)	(17)	(12)	(29,733)	(12,614)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(35)	572	145	914	21	61	4,414	3,521

Increase (Decrease) in Capital Shares	(147)	(1,178)	988	2,422	496	440	(57)	(8,178)

SEI Institutional Managed Trust / Annual Report / September 30, 2018	381

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund(1)		Real Estate Fund

	2018	2017	2018	2017	2018	2017	2018	2017

Class F:

Shares Issued	20,682	30,234	10,661	13,234	10,005	36,497	1,545	1,899

Shares Issued in Lieu of Dividends and Distributions	6,370	8,691	2,187	2,372	649	8	665	926

Shares Redeemed	(32,841)	(75,659)	(15,284)	(32,206)	(8,562)	(7,400)	(4,352)	(3,776)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(5,789)	(36,734)	(2,436)	(16,600)	2,092	29,105	(2,142)	(951)

Class I:

Shares Issued	22	17	N/A	N/A	N/A	N/A	1	2

Shares Issued in Lieu of Dividends and Distributions	9	9	N/A	N/A	N/A	N/A	3	3

Shares Redeemed	(61)	(134)	N/A	N/A	N/A	N/A	(7)	(8)

Total Decrease in Net Assets Derived from Class I Transactions	(30)	(108)	N/A	N/A	N/A	N/A	(3)	(3)

Class Y:

Shares Issued	6,681	11,078	1,309	2,027	1,162	1,265	294	425

Shares Issued in Lieu of Dividends and Distributions	1,276	671	142	104	31	–	247	233

Shares Redeemed	(6,463)	(2,822)	(760)	(770)	(104)	(86)	(439)	(395)

Total Increase in Net Assets Derived from Class Y Transactions	1,494	8,927	691	1,361	1,089	1,179	102	263

Increase (Decrease) in Capital Shares	(4,325)	(27,915)	(1,745)	(15,239)	3,181	30,284	(2,043)	(691)

	Enhanced Income Fund		Core Fixed Income Fund		High Yield Bond Fund

	2018	2017	2018	2017	2018	2017

Class F:

Shares Issued	3,585	3,263	42,581	31,803	52,420	58,271

Shares Issued in Lieu of Dividends and Distributions	221	280	4,573	6,728	12,167	13,124

Shares Redeemed	(2,854)	(18,449)	(35,171)	(51,428)	(57,037)	(112,720)

Merger(5)	N/A	N/A	155,566	–	N/A	N/A

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	952	(14,906)	167,549	(12,897)	7,550	(41,325)

Class I:

Shares Issued	1	6	424	219	10	1,779

Shares Issued in Lieu of Dividends and Distributions	1	1	7	19	6	66

Shares Redeemed	(12)	(16)	(383)	(506)	(99)	(1,839)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(10)	(9)	48	(268)	(83)	6

Class Y:

Shares Issued	467	144	6,623	15,660	3,711	7,126

Shares Issued in Lieu of Dividends and Distributions	21	27	640	561	1,653	1,808

Shares Redeemed	(315)	(1,706)	(4,383)	(2,368)	(5,996)	(11,097)

Merger(5)	N/A	N/A	13,372	–	N/A	N/A

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	173	(1,535)	16,252	13,853	(632)	(2,163)

Increase (Decrease) in Capital Shares	1,115	(16,450)	183,849	688	6,835	(43,482)

382	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Conservative Income Fund(3)		Tax-Free Conservative Income Fund(3)		Real Return Fund		Dynamic Asset Allocation Fund

	2018	2017	2018	2017	2018	2017	2018	2017

Class F:

Shares Issued	11,140	20,994	6,355	19,843	5,006	6,129	14,245	19,143

Shares Issued in Lieu of Dividends and Distributions	227	100	124	55	289	237	840	426

Shares Redeemed	(9,427)	(9,554)	(6,568)	(6,671)	(6,357)	(9,927)	(12,142)	(10,017)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	1,940	11,540	(89)	13,227	(1,062)	(3,561)	2,943	9,552

Class Y:

Shares Issued	2,603	2,619	1,165	679	248	318	1,922	2,761

Shares Issued in Lieu of Dividends and Distributions	36	20	5	2	24	21	116	50

Shares Redeemed	(1,887)	(2,321)	(436)	(1,696)	(404)	(1,364)	(2,165)	(1,533)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	752	318	734	(1,015)	(132)	(1,025)	(127)	1,278

Increase (Decrease) in Capital Shares	2,692	11,858	645	12,212	(1,194)	(4,586)	2,816	10,830

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund

	2018	2017	2018	2017	2018	2017

Class F:

Shares Issued	9,584	11,399	57,354	76,710	20,107	31,215

Shares Issued in Lieu of Dividends and Distributions	1,003	33	11,460	14,780	2,607	2,058

Shares Redeemed	(10,382)	(20,503)	(44,664)	(46,268)	(20,693)	(19,427)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	205	(9,071)	24,150	45,222	2,021	13,846

Class Y:

Shares Issued	190	389	2,082	7,282	3,725	7,563

Shares Issued in Lieu of Dividends and Distributions	12	—	1,155	1,661	665	460

Shares Redeemed	(92)	(50)	(3,772)	(4,916)	(3,203)	(1,951)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	110	339	(535)	4,027	1,187	6,072

Increase (Decrease) in Capital Shares	315	(8,732)	23,615	49,249	3,208	19,918

	Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund

	2018	2017	2018	2017	2018	2017

Class F:

Shares Issued	23,139	24,770	16,159	21,139	413	—

Shares Issued in Lieu of Dividends and Distributions	1,249	992	1,987	363	—	—

Shares Redeemed	(19,420)	(41,920)	(17,923)	(18,664)	(11)	—

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	4,968	(16,158)	223	2,838	402	—

Class Y:

Shares Issued	693	1,775	486	814	—	—

Shares Issued in Lieu of Dividends and Distributions	127	99	182	41	—	—

Shares Redeemed	(1,375)	(3,963)	(1,134)	(1,020)	—	(1,115)

Total Decrease in Net Assets Derived from Class Y Transactions	(555)	(2,089)	(466)	(165)	—	(1,115)

Increase (Decrease) in Capital Shares	4,413	(18,247)	(243)	2,673	402	(1,115)

(1) Commenced operations on January 31, 2018.

(2) Commenced operations October 17, 2016.

(3) Commenced operations on April 22, 2016.

(4) On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares.

(5) See Note 13 in the Notes to Financial Statements.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are zero or have been rounded to zero.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	383

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2018, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Large Cap Fund
Purchases	$ —	$ 1,985,561	$ 1,985,561
Sales	—	2,197,088	2,197,088
Large Cap Value Fund
Purchases	—	1,110,515	1,110,515
Sales	—	1,180,901	1,180,901
Large Cap Growth Fund
Purchases	—	1,091,725	1,091,725
Sales	—	1,334,889	1,334,889
Large Cap Index Fund
Purchases	—	226,918	226,918
Sales	—	9,793	9,793
Tax-Managed Large Cap Fund
Purchases	—	1,694,578	1,694,578
Sales	—	1,690,201	1,690,201
S&P 500 Index Fund
Purchases	—	140,366	140,366
Sales	—	138,634	138,634
Small Cap Fund
Purchases	—	1,160,266	1,160,266
Sales	—	1,140,182	1,140,182
Small Cap Value Fund
Purchases	—	437,176	437,176
Sales	—	433,346	433,346
Small Cap Growth Fund
Purchases	—	554,482	554,482
Sales	—	564,054	564,054
Tax-Managed Small/Mid Cap Fund
Purchases	—	1,509,912	1,509,912
Sales	—	1,390,311	1,390,311
Mid-Cap Fund
Purchases	—	122,919	122,919
Sales	—	118,440	118,440
U.S. Managed Volatility Fund
Purchases	—	1,164,094	1,164,094
Sales	—	1,270,354	1,270,354
Global Managed Volatility Fund
Purchases	—	784,306	784,306
Sales	—	898,847	898,847
Tax-Managed Managed Volatility Fund
Purchases	—	259,289	259,289
Sales	—	308,088	308,088
Tax-Managed International Managed Volatility Fund
Purchases	—	237,638	237,638
Sales	—	192,140	192,140
Real Estate Fund
Purchases	—	140,424	140,424
Sales	—	186,745	186,745
Enhanced Income Fund
Purchases	10,352	16,744	27,096
Sales	11,738	16,543	28,281

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Core Fixed Income Fund
Purchases	7,688,850	3,800,023	11,488,873
Sales	7,537,642	1,893,286	9,430,928
High Yield Bond Fund
Purchases	—	870,253	870,253
Sales	—	804,389	804,389
Tax-Free Conservative Income Fund
Purchases	—	11,270	11,270
Sales	—	6,000	6,000
Real Return Fund
Purchases	92,389	—	92,389
Sales	108,352	—	108,352
Dynamic Asset Allocation Fund
Purchases	—	99,651	99,651
Sales	—	87,875	87,875
Multi-Strategy Alternative Fund
Purchases	819,908	276,254	1,096,162
Sales	890,160	246,575	1,136,735
Multi-Asset Accumulation Fund
Purchases	232,061	216,681	448,742
Sales	126,800	116,762	243,562
Multi-Asset Income Fund
Purchases	145,368	875,406	1,020,774
Sales	122,040	694,889	816,929
Multi-Asset Inflation Managed Fund
Purchases	198,210	119,563	317,773
Sales	176,465	110,850	287,315
Multi-Asset Capital Stability Fund
Purchases	302,332	151,870	454,202
Sales	399,296	108,493	507,789
Long/Short Alternative Fund
Purchases	—	50	50
Sales	—	1,636	1,636

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the

384	SEI Institutional Managed Trust / Annual Report / September 30, 2018

issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2018, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2017. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2018.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, expiration of capital loss carryforwards, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, and non-taxable in-kind redemptions, have been reclassified to/from the following accounts as of September 30, 2018:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Large Cap Fund	$(100)	$102	$(2)
Large Cap Value Fund	32	(32)	—
Large Cap Growth Fund	(21)	21	—
Large Cap Index Fund	11	7	(18)
Tax-Managed Large Cap Fund	85	(82)	(3)
S&P 500 Index Fund	55	(3,658)	3,603
Small Cap Fund	1,088	(1,088)	—
Small Cap Value Fund	160	(160)	—
Small Cap Growth Fund	3,623	(3,668)	45
Tax-Managed Small/Mid Cap Fund	91	(91)	—
Mid-Cap Fund	112	(112)	—
U.S. Managed Volatility Fund	369	(369)	—
Global Managed Volatility Fund	13,731	(13,731)	—
Tax-Managed Managed Volatility Fund	185	(185)	—
Tax-Managed International Managed Volatility Fund	161	(161)	—
Real Estate Fund	675	(675)	—
Enhanced Income Fund	21	61,636	(61,657)
Core Fixed Income Fund	1,260	(46,010)	44,750
High Yield Bond Fund	3,154	(68)	(3,086)
Dynamic Asset Allocation Fund	(3,014)	3,014	—
Multi-Strategy Alternative Fund	1,714	(1,714)	—
Multi-Asset Accumulation Fund	(30,040)	30,040	—
Multi-Asset Income Fund	(8,032)	8,032	—
Multi-Asset Inflation Managed Fund	258	(258)	—
Multi-Asset Capital Stability Fund	2,089	(2,089)	—
Long/Short Alternative Fund	—	(1)	1

SEI Institutional Managed Trust / Annual Report / September 30, 2018	385

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2018 or September 30, 2017 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)

Large Cap Fund
2018	$24,161	$163,013	$—	$—	$187,174
2017	21,285	—	—	—	21,285
Large Cap Value Fund
2018	22,219	48,679	—	—	70,898
2017	19,081	—	—	—	19,081
Large Cap Growth Fund
2018	4,438	118,351	—	—	122,789
2017	1,999	—	—	—	1,999
Large Cap Index Fund
2018	1,229	—	—	—	1,229
Tax-Managed Large Cap Fund
2018	31,067	46,098	—	—	77,165
2017	28,591	—	—	—	28,591
S&P 500 Index Fund
2018	17,056	5,078	—	—	22,134
2017	13,125	19,199	—	—	32,324
Small Cap Fund
2018	5,565	38,028	—	—	43,593
2017	886	—	—	—	886
Small Cap Value Fund
2018	3,700	29,488	—	—	33,188
2017	2,158	—	—	—	2,158
Small Cap Growth Fund
2018	—	1,186	—	—	1,186
Tax-Managed Small/Mid Cap Fund
2018	724	16,005	—	—	16,729
2017	2,538	547	—	—	3,085
Mid-Cap Fund
2018	4,862	4,552	—	—	9,414
2017	1,020	358	—	—	1,378
U.S. Managed Volatility Fund
2018	47,998	111,818	—	—	159,816
2017	25,245	45,837	—	—	71,082
Global Managed Volatility Fund
2018	26,382	76,034	—	—	102,416
2017	50,137	63,082	—	—	113,219
Tax-Managed Managed Volatility Fund
2018	15,125	28,360	—	—	43,485
2017	16,338	26,042	—	—	42,380
Tax-Managed International Managed Volatility Fund
2018	9,141	—	—	—	9,141
2017	77	28	—	—	105
Real Estate Fund
2018	2,513	13,955	—	—	16,468
2017	7,755	13,759	—	—	21,514
Enhanced Income Fund
2018	1,936	—	—	—	1,936
2017	2,547	—	—	—	2,547
Core Fixed Income Fund
2018	62,547	—	—	—	62,547
2017	81,841	7,985	—	—	89,826

386	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)

High Yield Bond Fund
2018	$108,348	$—	$—	$—	$ 108,348
2017	118,605	—	—	—	118,605
Conservative Income Fund
2018	3,625	—	—	—	3,625
2017	1,777	—	—	—	1,777
Tax-Free Conservative Income Fund
2018	1,660	—	—	—	1,660
2017	1	—	—	767	768
Real Return Fund
2018	3,769	—	—	—	3,769
2017	2,688	—	406	—	3,094
Dynamic Asset Allocation Fund
2018	12,839	—	—	—	12,839
2017	5,476	—	—	—	5,476
Multi-Strategy Alternative Fund
2018	11,213	—	—	—	11,213
2017	366	—	—	—	366
Multi-Asset Accumulation Fund
2018	55,747	79,460	—	—	135,207
2017	104,451	61,492	—	—	165,943
Multi-Asset Income Fund
2018	35,157	2,671	2,095	—	39,923
2017	31,837	—	—	—	31,837
Multi-Asset Inflation Managed Fund
2018	12,654	—	—	—	12,654
2017	10,449	—	—	—	10,449
Multi-Asset Capital Stability Fund
2018	21,764	5,775	—	—	27,539
2017	3,419	1,622	—	—	5,041
Long/Short Alternative Fund
2018	1,328	1,971	—	—	3,299
2017	—	—	1	—	1

As of September 30, 2018, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Large Cap Fund	$38,183	$234,194	$—	$—	$—	$—	$623,910	$(6)	$896,281
Large Cap Value Fund	21,152	99,940	—	—	—	—	282,237	(3)	403,326
Large Cap Growth Fund	23,939	143,029	—	—	—	—	526,186	(2)	693,152
Large Cap Index Fund	1,094	224	—	—	—	—	11,701	—	13,019
Tax-Managed Large Cap Fund	10,665	26,999	—	—	—	—	2,107,375	3	2,145,042
S&P 500 Index Fund	4,942	14,401	—	—	—	—	522,333	(2)	541,674
Small Cap Fund	27,359	51,099	—	—	—	(11)	92,805	(1)	171,251
Small Cap Value Fund	7,045	22,925	—	—	—	—	52,796	(4)	82,762
Small Cap Growth Fund	9,410	33,975	—	—	—	—	83,419	1	126,805
Tax-Managed Small/Mid Cap Fund	175	61,266	—	—	—	—	364,846	1	426,288
Mid-Cap Fund	4,198	8,115	—	—	—	—	15,186	2	27,501
U.S. Managed Volatility Fund	19,492	130,853	—	—	—	—	247,690	—	398,035
Global Managed Volatility Fund	22,508	78,860	—	—	—	—	191,376	(1)	292,743
Tax-Managed Managed Volatility Fund	3,419	30,667	—	—	—	—	397,313	—	431,399

SEI Institutional Managed Trust / Annual Report / September 30, 2018	387

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Tax-Managed International Managed Volatility Fund	$8,921	$—	$—	$(5,055)	$(5,283)	$—	$40,302	$1	$38,886
Real Estate Fund	—	11,864	—	—	—	—	14,208	(3)	26,069
Enhanced Income Fund	658	—	—	(31,418)	(410)	—	(703)	7	(31,866)
Core Fixed Income Fund	5,813	—	—	(62,687)	(35,906)	—	(56,019)	(10,228)	(159,027)
High Yield Bond Fund	23,818	—	—	(53,071)	—	—	(100,943)	(7,580)	(137,776)
Conservative Income Fund	99	—	—	—	—	—	9	(97)	11
Tax-Free Conservative Income Fund	37	6	—	—	—	—	(4)	(37)	2
Real Return Fund	2,870	—	—	(3,388)	(1,829)	—	(4,823)	3	(7,167)
Dynamic Asset Allocation Fund	3,148	—	—	(1,958)	(19,945)	—	238,987	—	220,232
Multi-Strategy Alternative Fund	4,165	14,047	—	—	—	—	(7,555)	(1,457)	9,200
Multi-Asset Accumulation Fund	44,804	7,015	—	—	—	—	(133,715)	(6,885)	(88,781)
Multi-Asset Income Fund	—	—	—	(2,608)	(10,818)	—	17,141	(2,346)	1,369
Multi-Asset Inflation Managed Fund	13,373	—	—	(26,606)	(6,066)	—	(102,081)	(27)	(121,407)
Multi-Asset Capital Stability Fund	3,085	—	—	—	(1,037)	—	(2,712)	(229)	(893)
Long/Short Alternative Fund	506	596	—	—	—	—	(4)	—	1,098

Post October losses represent losses realized on investment transactions from November 1, 2017 through September 30, 2018 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2018 through September 30, 2018 and specified losses realized on investment transactions from November 1, 2017 through September 30, 2018, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2020 ($ Thousands)	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)

Enhanced Income Fund	$—	26,775	—	—	—	26,775

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
Tax-Managed International Managed Volatility Fund	$5,055	$–	$5,055
Enhanced Income Fund	–	4,643	4,643
Core Fixed Income Fund	19,813	42,874	62,687
High Yield Bond Fund	–	53,071	53,071
Real Return Fund	644	2,744	3,388
Dynamic Asset Allocation Fund	226	1,732	1,958
Multi-Asset Income Fund	1,652	956	2,608
Multi-Asset Inflation Managed Fund	25,975	631	26,606

*	This table should be used in conjunction with the capital loss carryforwards table.

388	SEI Institutional Managed Trust / Annual Report / September 30, 2018

During the fiscal year ended September 30, 2018, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)

Small Cap Growth	$2,742
High Yield Bond Fund	11,410

The Enhanced Income Fund and High Yield Bond Fund had expired capital lass in the amount of $61,656 and $3,086 ($Thousands) for the year ended September 30, 2018.

For Federal income tax purposes, the cost of investments owned at September 30, 2018, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2018, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,992,923	$662,871	$(38,959)	$623,912
Large Cap Value Fund	1,171,490	317,135	(34,939)	282,196
Large Cap Growth Fund	1,066,215	541,186	(15,000)	526,186
Large Cap Index Fund	226,815	18,396	(6,695)	11,701
Tax-Managed Large Cap Fund	2,074,253	2,134,564	(27,321)	2,107,243
S&P 500 Index Fund	410,944	534,947	(12,613)	522,334
Small Cap Fund	685,850	120,484	(27,677)	92,807
Small Cap Value Fund	386,176	68,061	(15,265)	52,796
Small Cap Growth Fund	368,545	99,674	(16,254)	83,420
Tax-Managed Small/Mid Cap Fund	805,656	367,818	(2,971)	364,847
Mid-Cap Fund	121,375	18,894	(3,708)	15,186
U.S. Managed Volatility Fund	1,383,070	284,161	(36,471)	247,690
Global Managed Volatility Fund	1,590,709	234,174	(42,800)	191,374
Tax-Managed Managed Volatility Fund	716,908	398,190	(880)	397,310
Tax-Managed International Managed Volatility Fund	339,826	48,209	(7,907)	40,302
Real Estate Fund	117,327	18,143	(3,935)	14,208
Enhanced Income Fund	82,373	313	(1,010)	(697)
Core Fixed Income Fund	5,246,579	24,641	(97,882)	(73,241)
High Yield Bond Fund	1,777,192	60,914	(161,857)	(100,943)
Conservative Income Fund	238,278	34	(25)	9

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tax-Free Conservative Income Fund	$173,054	$—	$(5)	$(5)
Real Return Fund	259,389	—	(4,823)	(4,823)
Dynamic Asset Allocation Fund	873,314	267,702	(28,726)	238,976
Multi-Strategy Alternative Fund	436,461	13,046	(20,593)	(7,547)
Multi-Asset Accumulation Fund	8,046,294	72,485	(206,202)	(133,717)
Multi-Asset Income Fund	1,213,242	43,725	(26,291)	17,434
Multi-Asset Inflation Managed Fund	1,087,831	61,918	(161,069)	(99,151)
Multi-Asset Capital Stability Fund	1,022,020	3,236	(5,950)	(2,714)
Long/Short Alternative Fund	55,390	—	(4)	(4)

Management has analyzed the Funds tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain

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September 30, 2018

risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund L.P. (“Liquidity Fund”), and the Fund bears its pro rate portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2018 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount

Large Cap Fund	51,323	51,323	–
Large Cap Value Fund	10,114	10,114	–
Large Cap Growth Fund	18,280	18,280	–
Large Cap Index Fund	168	168	–
Tax-Managed Large Cap Fund	36,706	36,706	–
S&P 500 Index Fund	1,749	1,749	–
Small Cap Fund	49,851	49,851	–
Small Cap Value Fund	56,548	56,548	–
Small Cap Growth Fund	24,592	24,592	–
Tax-Managed Small/Mid Cap Fund	170,163	170,163	–
Real Estate Fund	658	658	–
Core Fixed Income Fund	104,003	104,003	–

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing

390	SEI Institutional Managed Trust / Annual Report / September 30, 2018

in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/ or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down,

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September 30, 2018

sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer.

There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Financial Services Industry Risk — The Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil

392	SEI Institutional Managed Trust / Annual Report / September 30, 2018

and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s net asset value per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although the Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios

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September 30, 2018

of many money market funds, the Fund is not a money market fund, does not seek to maintain a stable net asset value per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Certain of the Fund’s investments may not be permitted investments of a money market fund.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in “Taxes” below.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the

Fund is required to repurchase may be worth less than the security that the Fund originally held.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longerterm securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may

394	SEI Institutional Managed Trust / Annual Report / September 30, 2018

be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate investments for the Fund’s portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently.

This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small

SEI Institutional Managed Trust / Annual Report / September 30, 2018	395

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2018

capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce nonqualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as “qualifying income.” If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of, September 30, 2018, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% Held
Large Cap Fund
Class F	97.80%
Class Y	14.37
Large Cap Value Fund
Class F	93.95%
Class I	18.12
Class Y	93.94
Large Cap Growth Fund
Class F	93.58%
Class I	22.38
Class Y	99.02
Large Cap Index Fund
Class F	99.98%
Tax-Managed Large Cap Fund
Class F	88.87%
Class Y	47.77
S&P 500 Index Fund
Class F	53.09%
Class I	43.85
Small Cap Fund
Class F	98.21%
Class Y	22.66
Small Cap Value Fund
Class F	88.09%
Class I	10.34
Class Y	98.64
Small Cap Growth Fund
Class F	91.77%
Class I	13.62
Class Y	97.58

396	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Fund	% Held
Tax-Managed Small/Mid Cap Fund
Class F	92.24%
Class Y	51.47
Mid-Cap Fund
Class F	83.60%
Class I	0.00
Class Y	58.47
U.S. Managed Volatility Fund
Class F	88.87%
Class I	0.00
Class Y	8.62
Global Managed Volatility Fund
Class F	92.99%
Class I	0.00
Class Y	27.40
Tax-Managed Managed Volatility Fund
Class F	88.66%
Class Y	63.15
Tax-Managed International Managed Volatility Fund
Class F	97.48%
Class Y	70.16
Real Estate Fund
Class F	82.43%
Class I	0.00
Class Y	48.74
Enhanced Income Fund
Class F	96.85%
Class I	0.00
Class Y	94.71
Core Fixed Income Fund
Class F	96.10%
Class I	47.30
Class Y	40.47
High Yield Bond Fund
Class F	96.42%
Class I	0.00
Class Y	44.40
Conservative Income Fund
Class F	98.04%
Class Y	44.90
Tax-Free Conservative Income Fund
Class F	98.67%
Class Y	87.02
Real Return Fund
Class F	97.99%
Class Y	18.16
Dynamic Asset Allocation Fund
Class F	97.64%
Class Y	5.14
Multi-Strategy Alternative Fund
Class F	97.69%
Class Y	32.20

Fund	% Held
Multi-Asset Accumulation Fund
Class F	98.36%
Class Y	2.69
Multi-Asset Income Fund
Class F	91.96%
Class Y	47.50
Multi-Asset Inflation Managed Fund
Class F	98.25%
Class Y	16.02
Multi-Asset Capital Stability Fund
Class F	98.16%
Class Y	4.39
Long/Short Alternative Fund
Class F	81.66%
Class Y	0.00

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

13. FUND MERGER

At a meeting held on December 4, 2017, the Board determined that is in the best interest of the U.S. Fixed Income Fund and its shareholders to reorganize the U.S. Fixed Income Fund into the Core Fixed Income Fund (each a “Fund” and together, the “Funds”), also a series of the Trust. The investment objective of the Funds is the same, which is to seek current income consistent with the preservation of capital. Also, the principal investment strategies of the two Funds are substantially similar. Accordingly, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provided for the reorganization of the U.S. Fixed Income Fund (“Acquired Fund”) into the Core Fixed Income Fund (“Surviving Fund”). The transaction was tax-free, meaning that the U.S. Fixed Income Fund’s shareholders became shareholders of the Core Fixed Income Fund without realizing any gain or loss for federal income tax purposes.

The Reorganization occurred as of the close of business on August 10, 2018, whereby all of the assets of the Acquired Fund were transferred to the corresponding Surviving Fund and shareholders of Class F Shares and Class Y Shares of the Acquired Fund received shares of Class F Shares and Class Y shares of the Surviving Fund, respectively, in exchange for their shares as follows ($ Thousands).

SEI Institutional Managed Trust / Annual Report / September 30, 2018	397

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2018

Acquired Fund	Net Assets ($ Thousands)	Shares	Net Investment Income ($ Thousands)	Net Realized Loss on Investments ($ Thousands)	Unrealized Depreciation on Investments ($ Thousands)
U.S. Fixed Income Fund	$1,853,263	186,914	$(1)	$(44,750)	$(14,284)

Surviving Fund	Shares Issues	Net Assets Prior to Merger ($ Thousands)	Net Assets After Merger ($ Thousands)
Core Fixed Income Fund	168,938	$2,161,422	$4,014,685

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the U.S. Fixed Income Fund that have been included in the Surviving Fund’s Statement of Operations since August 10, 2018.

Assuming the Reorganization had been completed on October 1, 2017, the beginning of the annual reporting period the Acquired Fund pro forma results of operations for the period ended September 30, 2018 are as follows ($ Thousands):

Acquired Fund	Net Investment Income ($ Thousands)	Net Realized Loss on Investments ($ Thousands)	Unrealized Depreciation on Investments ($ Thousands)
U.S. Fixed Income Fund	$96,476	$(57,786)	$(96,373)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of U.S. Fixed Income Fund that have been included in the Fund’s Statement of Operations since August 10, 2018.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from U.S. Fixed Income Fund, in the amount of $1976,180 (000), was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers are as follows ($ Thousands):

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
U.S, Fixed Income Fund	$13,163	$25,699	$38,862

398	SEI Institutional Managed Trust / Annual Report / September 30, 2018

14. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

15. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2018.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	399

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund (commencement of operations January 31, 2018), Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, and Tax-Managed International Managed Volatility Fund and the statements of assets and liabilities, including the schedules of investments, of the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund and Long/Short Alternative Fund (twenty-six of the twenty-nine funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2018, and the related statements of operations for the year then ended, except for the Large Cap Index Fund for which the date is the period from January 31, 2018 (commencement of operations) through September 30, 2018, the statements of changes in net assets for each of the years in the two-year period then ended, except for the Large Cap Index Fund for which the date is the period from January 31, 2018 (commencement of operations) through September 30, 2018, and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund and the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-nine funds comprising the Trust), as of September 30, 2018, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

400	SEI Institutional Managed Trust / Annual Report / September 30, 2018

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2018

SEI Institutional Managed Trust / Annual Report / September 30, 2018	401

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	102	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	102	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	102	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

402	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	102	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	102	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	102	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	102	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	403

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

404	SEI Institutional Managed Trust / Annual Report / September 30, 2018

Disclosure of Fund Expenses (Unaudited)

September 30, 2018

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

•Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,090.70	0.89%	$4.66
Class Y Shares	1,000.00	1,092.00	0.64	3.36
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.86	0.64	3.24
Large Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,060.50	0.89%	$4.60
Class I Shares	1,000.00	1,059.60	1.11	5.73
Class Y Shares	1,000.00	1,061.90	0.64	3.31
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,133.90	0.89%	$4.76
Class I Shares	1,000.00	1,132.80	1.11	5.93
Class Y Shares	1,000.00	1,135.40	0.64	3.43
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24
Large Cap Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,111.40	0.25%	$1.33
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.81	0.25%	$1.28

SEI Institutional Managed Trust / Annual Report / September 30, 2018	405

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2018

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
Tax-Managed Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,093.30	0.89%	$4.67
Class Y Shares	1,000.00	1,094.60	0.64	3.36
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.86	0.64	3.24
S&P 500 Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,112.60	0.25%	$1.32
Class I Shares	1,000.00	1,110.30	0.65	3.44
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.82	0.25%	$1.27
Class I Shares	1,000.00	1,021.81	0.65	3.29
Small Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,120.90	1.14%	$6.06
Class Y Shares	1,000.00	1,122.60	0.89	4.74
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,058.30	1.14%	$5.88
Class I Shares	1,000.00	1,057.60	1.36	7.02
Class Y Shares	1,000.00	1,060.00	0.89	4.60
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,191.30	1.11%	$6.10
Class I Shares	1,000.00	1,189.70	1.36	7.47
Class Y Shares	1,000.00	1,192.90	0.86	4.73
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,088.50	1.11%	$5.81
Class Y Shares	1,000.00	1,089.90	0.89	4.66
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.61	0.89	4.51

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
Mid-Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,067.80	0.98%	$5.08
Class I Shares	1,000.00	1,066.40	1.20	6.22
Class Y Shares	1,000.00	1,069.10	0.73	3.79
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.16	0.98%	$4.96
Class I Shares	1,000.00	1,019.05	1.20	6.07
Class Y Shares	1,000.00	1,021.41	0.73	3.70
U.S. Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,082.70	0.95%	$4.96
Class I Shares	1,000.00	1,081.80	1.20	6.26
Class Y Shares	1,000.00	1,084.00	0.70	3.66
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.31	0.95%	$4.81
Class I Shares	1,000.00	1,019.05	1.20	6.07
Class Y Shares	1,000.00	1,021.56	0.70	3.55
Global Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,062.40	1.11%	$5.74
Class I Shares	1,000.00	1,061.00	1.36	7.03
Class Y Shares	1,000.00	1,064.10	0.86	4.45
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,086.60	1.00%	$5.23
Class Y Shares	1,000.00	1,087.90	0.75	3.93
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.05	1.00%	$5.06
Class Y Shares	1,000.00	1,021.31	0.75	3.80
Tax-Managed International Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$987.00	1.11%	$5.53
Class Y Shares	1,000.00	988.70	0.86	4.29
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Real Estate Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,099.40	1.14%	$6.00
Class I Shares	1,000.00	1,098.30	1.36	7.15
Class Y Shares	1,000.00	1,100.80	0.89	4.69
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.61	0.89	4.51

406	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
Enhanced Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,013.00	0.60%	$3.03
Class I Shares	1,000.00	1,012.90	0.85	4.29
Class Y Shares	1,000.00	1,013.80	0.46	2.32
Hypothetical 5% Return
Class F Shares	$1,000.00	$11,022.06	0.60%	$3.04
Class I Shares	1,000.00	1,020.81	0.85	4.31
Class Y Shares	1,000.00	1,022.76	0.46	2.33
Core Fixed Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$995.60	0.67%	$3.35
Class I Shares	1,000.00	994.50	0.89	4.45
Class Y Shares	1,000.00	996.80	0.42	2.10
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.71	0.67%	$4.45
Class I Shares	1,000.00	1,020.61	0.89	4.51
Class Y Shares	1,000.00	1,022.96	0.42	2.13
High Yield Bond Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,038.60	0.89%	$4.55
Class I Shares	1,000.00	1,036.40	1.11	5.67
Class Y Shares	1,000.00	1,039.90	0.64	3.27
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24
Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,009.50	0.30%	$1.51
Class Y Shares	1,000.00	1,010.00	0.20	1.01
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01
Tax-Free Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,005.70	0.30%	$1.51
Class Y Shares	1,000.00	1,006.20	0.20	1.01
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01
Real Return Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,002.40	0.45%	$2.26
Class Y Shares	1,000.00	1,002.90	0.35	1.76
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	1,000.00	1,023.31	0.35	1.78

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
Dynamic Asset Allocation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,076.50	0.75%	$3.90
Class Y Shares	1,000.00	1,078.10	0.50	2.60
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	1,000.00	1,022.56	0.50	2.54
Multi-Strategy Alternative Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,014.10	1.09%	$5.50
Class Y Shares	1,000.00	1,014.10	0.84	4.24
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.60	1.09%	$5.52
Class Y Shares	1,000.00	1,020.86	0.84	4.26
Multi-Asset Accumulation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,003.10	1.17%	$5.88
Class Y Shares	1,000.00	1,004.10	0.92	4.62
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	1,000.00	1,020.46	0.92	4.66
Multi-Asset Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,015.70	0.80%	$4.04
Class Y Shares	1,000.00	1,016.20	0.70	3.54
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.06	0.80%	$4.05
Class Y Shares	1,000.00	1,021.56	0.70	3.55
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,014.30	1.37%	$6.92
Class Y Shares	1,000.00	1,014.30	1.11	5.60
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,018.20	1.37%	$6.93
Class Y Shares	1,000.00	1,019.50	1.11	5.62
Multi-Asset Capital Stability Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,006.00	0.62%	$3.12
Class Y Shares	1,000.00	1,007.00	0.52	2.62
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.96	0.62%	$3.14
Class Y Shares	1,000.00	1,022.46	0.52	2.64
Long/Short Alternative Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,014.80	1.15%	$5.81
Class Y Shares	1,000.00	1,014.70	0.90	4.55
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.30	1.15%	$5.82
Class Y Shares	1,000.00	1,020.56	0.90	4.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional Managed Trust / Annual Report / September 30, 2018	407

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Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5–6, 2017, March 27–28, 2018, June 26–27, 2018 and September 11–12, 2018. In each case, the Board’s approval (or renewal) was based on

SEI Institutional Managed Trust / Annual Report / September 30, 2018	411

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliate’s contractual waiver of their management and other fees with respect to the S&P 500 Index and Core Fixed Income Funds and their voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other

412	SEI Institutional Managed Trust / Annual Report / September 30, 2018

benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	413

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2018, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2018, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2018, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	87.09%	12.91%	0.00%	100.00%	75.12%
Large Cap Value Fund	0.00%	68.66%	31.34%	0.00%	100.00%	55.06%
Large Cap Growth Fund	0.00%	96.39%	3.61%	0.00%	100.00%	78.50%
Large Cap Index Fund	0.00%	0.00%	100.00%	0.00%	100.00%	81.00%
Tax-Managed Large Cap Fund	0.00%	59.74%	40.26%	0.00%	100.00%	100.00%
S&P 500 Index Fund	0.00%	19.73%	67.64%	0.00%	87.37%	86.51%
Small Cap Fund	0.00%	87.26%	12.74%	0.00%	100.00%	64.53%
Small Cap Value Fund	0.00%	88.85%	11.15%	0.00%	100.00%	57.74%
Small Cap Growth Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%
Tax-Managed Small/Mid Cap Fund	0.00%	95.67%	4.33%	0.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	48.35%	51.65%	0.00%	100.00%	27.49%
U.S. Managed Volatility Fund	0.00%	69.97%	30.03%	0.00%	100.00%	73.25%
Global Managed Volatility Fund	0.00%	74.24%	25.76%	0.00%	100.00%	40.37%
Tax-Managed Managed Volatility Fund	0.00%	65.22%	34.78%	0.00%	100.00%	100.00%
Tax-Managed International Managed Volatility Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.65%
Real Estate Fund	0.00%	70.07%	29.93%	0.00%	100.00%	0.00%
Enhanced Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
U.S. Fixed Income Fund*	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	68.18%
Multi-Strategy Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	25.42%
Multi-Asset Accumulation Fund	0.00%	58.77%	41.23%	0.00%	100.00%	4.77%
Multi-Asset Income Fund	4.92%	6.28%	88.80%	0.00%	100.00%	4.80%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	26.63%
Multi-Asset Capital Stability Fund	0.00%	20.97%	79.03%	0.00%	100.00%	1.33%
Long/Short Alternative Fund	0.00%	59.75%	40.25%	0.00%	100.00%	0.00%

414	SEI Institutional Managed Trust / Annual Report / September 30, 2018

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	78.87%	0.00%	0.00%	100.00%
Large Cap Value Fund	55.74%	0.00%	0.00%	100.00%
Large Cap Growth Fund	78.57%	0.00%	0.00%	100.00%
Large Cap Index Fund	84.23%	0.00%	0.00%	0.00%
Tax-Managed Large Cap Fund	100.00%	0.00%	0.00%	0.00%
S&P 500 Index Fund	89.01%	0.00%	0.00%	100.00%
Small Cap Fund	70.56%	0.00%	0.01%	100.00%
Small Cap Value Fund	67.12%	0.00%	0.00%	100.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	100.00%	0.00%	0.00%	0.00%
Mid-Cap Fund	28.04%	0.00%	0.00%	100.00%
U.S. Managed Volatility Fund	78.26%	0.00%	0.00%	100.00%
Global Managed Volatility Fund	92.60%	0.00%	0.00%	100.00%
Tax-Managed Managed Volatility Fund	100.00%	0.00%	0.00%	0.00%
Tax-Managed International Managed Volatility Fund	89.93%	0.00%	0.09%	0.00%
Real Estate Fund	0.00%	0.00%	0.00%	0.00%
Enhanced Income Fund	0.00%	0.00%	0.00%	0.00%
Core Fixed Income Fund	0.00%	31.34%	29.87%	0.00%
U.S. Fixed Income Fund*	0.00%	25.89%	25.05%	0.00%
High Yield Bond Fund	0.00%	0.00%	16.16%	0.00%
Conservative Income Fund	0.00%	0.46%	99.92%	100.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	0.00%
Dynamic Asset Allocation Fund	69.18%	0.00%	0.00%	100.00%
Multi-Strategy Alternative Fund	28.41%	0.00%	0.00%	100.00%
Multi-Asset Accumulation Fund	10.95%	0.00%	0.00%	100.00%
Multi-Asset Income Fund	4.97%	17.29%	74.89%	100.00%
Multi-Asset Inflation Managed Fund	26.79%	0.00%	0.00%	0.00%
Multi-Asset Capital Stability Fund	2.55%	0.00%	0.00%	100.00%
Long/Short Alternative Fund	0.00%	0.00%	0.00%	100.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2018, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Tax-Managed International Managed Volatility Fund	$9,544,680	$1,060,387

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

SEI Institutional Managed Trust / Annual Report / September 30, 2018	415

Notice to Shareholders (Unaudited) (Concluded)

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

*	U.S. Fixed Income Fund merged with Core Fixed Income Fund on August 10, 2018. The data presented here is August 10, 2018, for the short fiscal year ended.

416	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SEI Institutional Managed Trust / Annual Report / September 30, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-087 (9/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three Audit Committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2018 and 2017 as follows:

		Fiscal 2018			Fiscal 2017
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$1,024,075	$0	N/A	$970,875	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$372,077	$0	$0	$356,074	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2018 and 2017 were $372,077 and $356,074, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund, Multi-Asset Capital Stability Fund and Long/Short Alternative Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 5.6%
Activision Blizzard Inc	73,616	$6,124
Alphabet Inc, Cl A *	29,398	35,486
Alphabet Inc, Cl C *	3,015	3,598
AT&T Inc	318,397	10,692
Cinemark Holdings Inc	54,558	2,193
Comcast Corp, Cl A	274,493	9,720
Electronic Arts Inc *	49,097	5,916
Facebook Inc, Cl A *	95,860	15,765
IAC/InterActiveCorp *	23,511	5,095
Match Group Inc *	17,293	1,002
Netflix Inc *	16,005	5,988
Omnicom Group Inc	172,188	11,712
TEGNA Inc	187,318	2,240
Tencent Holdings Ltd ADR	166,455	6,798
Twitter Inc *	128,283	3,651
Verizon Communications Inc	268,717	14,347
Walt Disney Co/The	39,654	4,637

		144,964

Consumer Discretionary — 10.4%
Amazon.com Inc, Cl A *	27,043	54,167
AutoZone Inc *	13,634	10,576
Best Buy Co Inc	79,425	6,303
Booking Holdings Inc *	2,791	5,537
Brinker International Inc	21,191	990
CarMax Inc *	64,020	4,780
Carnival Corp	19,031	1,214
Dick’s Sporting Goods Inc	27,203	965
Dillard’s Inc, Cl A (A)	24,680	1,884
Dollar General Corp	151,681	16,579
Domino’s Pizza Inc	7,385	2,177
DR Horton Inc	171,101	7,217
Ford Motor Co	281,064	2,600
General Motors Co	343,793	11,575
Goodyear Tire & Rubber Co/The	221,503	5,181
Home Depot Inc/The	57,847	11,983
Kohl’s Corp	83,721	6,241
Lear Corp	35,676	5,173
Lowe’s Cos Inc	204,491	23,480
Lululemon Athletica Inc *	21,909	3,560
Macy’s Inc	82,027	2,849
MercadoLibre Inc *	13,757	4,684
NIKE Inc, Cl B	155,107	13,141
Norwegian Cruise Line Holdings Ltd *	60,437	3,471
O’Reilly Automotive Inc *	19,822	6,885
PulteGroup Inc	66,244	1,641
Ross Stores Inc	145,128	14,382
Target Corp, Cl A	50,332	4,440
Tesla Inc *(A)	6,399	1,694
Tiffany & Co	61,223	7,896
TJX Cos Inc/The	131,809	14,765

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tupperware Brands Corp	52,398	$1,753
Ulta Beauty Inc *	16,543	4,667
Whirlpool Corp	22,551	2,678

		267,128

Consumer Staples — 5.8%
Altria Group Inc	126,333	7,619
Archer-Daniels-Midland Co	67,157	3,376
Campbell Soup Co (A)	59,830	2,192
Colgate-Palmolive Co	148,078	9,914
Conagra Brands Inc	207,071	7,034
Constellation Brands Inc, Cl A	25,346	5,465
Estee Lauder Cos Inc/The, Cl A	6,147	893
Ingredion Inc	26,350	2,766
JM Smucker Co/The	144,701	14,848
Kimberly-Clark Corp	8,568	974
Kroger Co/The	564,551	16,434
Molson Coors Brewing Co, Cl B	30,171	1,855
Mondelez International Inc, Cl A	316,964	13,617
PepsiCo Inc	143,022	15,990
Philip Morris International Inc	133,094	10,852
Procter & Gamble Co/The	160,686	13,374
Sysco Corp, Cl A	23,596	1,728
Tyson Foods Inc, Cl A	54,301	3,233
Unilever NV	124,899	6,938
Walgreens Boots Alliance Inc	62,586	4,562
Walmart Inc	73,917	6,942

		150,606

Energy — 7.5%
Anadarko Petroleum Corp, Cl A	65,793	4,435
Andeavor	60,103	9,226
BP PLC ADR	264,598	12,198
Canadian Natural Resources Ltd	356,789	11,653
Carrizo Oil & Gas Inc *	115,706	2,916
Chevron Corp	237,781	29,076
ConocoPhillips	90,729	7,022
Core Laboratories NV (A)	51,132	5,923
Devon Energy Corp	187,209	7,477
Exxon Mobil Corp	49,760	4,231
Halliburton Co	44,457	1,802
Helmerich & Payne Inc	78,365	5,389
HollyFrontier Corp	25,328	1,770
Kinder Morgan Inc	249,029	4,415
Laredo Petroleum Inc *	203,662	1,664
Marathon Petroleum Corp	247,070	19,758
Newfield Exploration Co *	74,754	2,155
Occidental Petroleum Corp	192,067	15,782
Oceaneering International Inc, Cl A *	20,206	558
Royal Dutch Shell PLC ADR, Cl A	113,264	7,718
Royal Dutch Shell PLC ADR, Cl B (A)	61,686	4,375
Schlumberger Ltd, Cl A	386,504	23,546

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
US Silica Holdings Inc (A)	64,739	$1,219
Valero Energy Corp	91,307	10,386

		194,694

Financials — 17.3%
Aflac Inc	328,041	15,441
Allstate Corp/The	124,130	12,252
American International Group Inc	182,975	9,742
Ameriprise Financial Inc	42,403	6,261
Annaly Capital Management Inc	323,419	3,309
Bank of America Corp	967,547	28,504
Bank of New York Mellon Corp/The	19,941	1,017
BB&T Corp	19,138	929
Berkshire Hathaway Inc, Cl B *	115,366	24,701
Blackstone Group LP/The (B)	182,734	6,958
BNP Paribas SA ADR	97,609	2,971
Capital One Financial Corp	61,434	5,832
Chubb Ltd	60,790	8,124
CIT Group Inc	82,370	4,251
Citigroup Inc	481,062	34,511
CME Group Inc	63,395	10,790
Commerce Bancshares Inc/MO	14,011	925
Discover Financial Services	75,925	5,804
E*TRADE Financial Corp *	85,005	4,453
Everest Re Group Ltd	23,360	5,337
FactSet Research Systems Inc	36,194	8,097
Fifth Third Bancorp	322,868	9,014
First Republic Bank/CA	73,168	7,024
Goldman Sachs Group Inc/The	4,963	1,113
Hartford Financial Services Group Inc/The	22,853	1,142
Invesco Ltd	40,338	923
JPMorgan Chase & Co	314,589	35,498
KeyCorp	100,997	2,009
KKR & Co Inc	419,807	11,448
Lazard Ltd, Cl A (B)	45,472	2,189
Lincoln National Corp	89,065	6,026
Markel Corp *	10,433	12,399
Marsh & McLennan Cos Inc	131,886	10,910
MetLife Inc	62,379	2,914
Moody’s Corp	162,985	27,251
Morgan Stanley	71,091	3,311
MSCI Inc, Cl A	78,477	13,923
OneMain Holdings Inc, Cl A *	72,541	2,438
Progressive Corp/The	21,258	1,510
Prudential Financial Inc	49,071	4,972
Radian Group Inc	122,321	2,528
Regions Financial Corp	350,441	6,431
Reinsurance Group of America Inc, Cl A	28,620	4,137
S&P Global Inc	41,688	8,145
Santander Consumer USA Holdings Inc	204,113	4,090
SLM Corp *	159,179	1,775
State Street Corp	156,775	13,135

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SunTrust Banks Inc	77,976	$5,208
Synchrony Financial	26,150	813
T Rowe Price Group Inc	4,631	506
Travelers Cos Inc/The	36,288	4,707
US Bancorp	389,170	20,552
Voya Financial Inc	90,831	4,512
Wells Fargo & Co	226,762	11,919

		444,681

Health Care — 15.1%
Abbott Laboratories	369,922	27,137
AbbVie Inc	63,807	6,035
ABIOMED Inc *	4,794	2,156
Aetna Inc, Cl A	29,247	5,933
Allergan PLC	9,282	1,768
AmerisourceBergen Corp, Cl A	214,075	19,742
Amgen Inc, Cl A	108,622	22,516
Anthem Inc	17,991	4,930
Becton Dickinson and Co	78,099	20,384
Biogen Inc *	25,705	9,082
Boston Scientific Corp *	95,329	3,670
Celgene Corp, Cl A *	24,928	2,231
Centene Corp *	26,281	3,805
CVS Health Corp	278,229	21,902
Eli Lilly & Co	23,299	2,500
Express Scripts Holding Co *	57,216	5,436
Gilead Sciences Inc	111,570	8,614
HCA Healthcare Inc	45,170	6,284
Horizon Pharma PLC *	114,285	2,238
Humana Inc	26,689	9,035
Illumina Inc *	11,567	4,246
Johnson & Johnson	323,827	44,743
Merck & Co Inc	228,086	16,180
Mettler-Toledo International Inc *	26,556	16,172
Mylan *	56,768	2,078
Perrigo Co PLC	103,170	7,304
Pfizer Inc	343,081	15,120
Portola Pharmaceuticals Inc, Cl A *(A)	21,100	562
Shire PLC ADR	17,412	3,156
Teleflex Inc	26,486	7,048
UnitedHealth Group Inc	217,068	57,749
Varian Medical Systems Inc *	49,146	5,501
Vertex Pharmaceuticals Inc *	21,768	4,196
Zimmer Biomet Holdings Inc	107,658	14,154
Zoetis Inc, Cl A	56,428	5,167

		388,774

Industrials — 10.9%
3M Co	82,878	17,463
AECOM *	99,020	3,234
AerCap Holdings NV *	102,561	5,899
AGCO Corp	67,440	4,100

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alaska Air Group Inc	38,223	$2,632
Allison Transmission Holdings Inc	62,248	3,238
American Airlines Group Inc	102,946	4,255
Boeing Co/The	12,392	4,609
CoStar Group Inc *	7,903	3,326
Cummins Inc	39,221	5,729
Deere & Co	26,788	4,027
Delta Air Lines Inc, Cl A	159,489	9,223
Eaton Corp PLC	11,810	1,024
Emerson Electric Co	118,245	9,055
Equifax Inc	18,745	2,448
Expeditors International of Washington Inc	31,839	2,341
FedEx Corp	20,368	4,904
Fortive Corp (A)	68,697	5,784
Graco Inc	215,432	9,983
Honeywell International Inc	166,413	27,691
Illinois Tool Works Inc	62,932	8,881
Kansas City Southern	37,716	4,272
Knight-Swift Transportation Holdings Inc, Cl A	176,617	6,090
Magna International Inc, Cl A	43,267	2,273
Middleby Corp/The *	71,464	9,244
Nielsen Holdings PLC	76,968	2,129
Norfolk Southern Corp	39,838	7,191
Roper Technologies Inc	34,804	10,309
Sensata Technologies Holding PLC *	150,158	7,440
Spirit AeroSystems Holdings Inc, Cl A	53,200	4,877
Stanley Black & Decker Inc	60,359	8,839
TransDigm Group Inc *	20,961	7,804
Union Pacific Corp	31,043	5,055
United Continental Holdings Inc *	123,675	11,014
United Technologies Corp	162,962	22,784
WW Grainger Inc	49,459	17,677
XPO Logistics Inc *	114,285	13,048
Xylem Inc	12,754	1,019

		280,911

Information Technology — 17.6%
Adobe Systems Inc *	77,561	20,938
Analog Devices Inc	188,886	17,464
Apple Inc	129,292	29,186
Applied Materials Inc	126,797	4,901
ASML Holding NV, Cl G	19,555	3,677
Autodesk Inc, Cl A *	43,944	6,860
Automatic Data Processing Inc	81,795	12,323
Broadridge Financial Solutions Inc	7,300	963
CA Inc	84,379	3,725
CDK Global Inc	23,713	1,483
CDW Corp/DE	44,251	3,935
Cisco Systems Inc	388,462	18,899
Citrix Systems Inc	19,496	2,167
Cognizant Technology Solutions Corp, Cl A	51,195	3,950

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Corning Inc, Cl B	159,303	$5,623
Dell Technologies Inc, Cl V *	33,684	3,271
DXC Technology Co	24,057	2,250
F5 Networks Inc, Cl A *	23,223	4,631
First Data Corp, Cl A *	205,201	5,021
Fiserv Inc, Cl A *	80,636	6,643
Hewlett Packard Enterprise Co	643,005	10,487
HP Inc	416,521	10,734
Intel Corp	391,150	18,497
International Business Machines Corp	32,984	4,987
Intuit Inc	85,560	19,456
Jack Henry & Associates Inc	21,932	3,511
Juniper Networks Inc	178,064	5,337
KLA-Tencor Corp	18,856	1,918
Lam Research Corp	24,750	3,755
Mastercard Inc, Cl A	118,403	26,358
Microchip Technology Inc (A)	353,084	27,862
Micron Technology Inc *	210,012	9,499
Microsoft Corp	325,796	37,261
Motorola Solutions Inc	46,577	6,062
NetApp Inc	88,506	7,602
NVIDIA Corp	17,914	5,034
ON Semiconductor Corp *	165,690	3,054
Oracle Corp, Cl B	410,331	21,157
PayPal Holdings Inc *	71,286	6,262
Perspecta Inc	99,342	2,555
salesforce.com *	62,097	9,875
Seagate Technology PLC	77,003	3,646
Skyworks Solutions Inc	11,520	1,045
Tech Data Corp *	51,882	3,713
Texas Instruments Inc	70,741	7,590
Total System Services Inc	37,336	3,687
VeriSign Inc *	18,478	2,959
Visa Inc, Cl A	153,216	22,996
Vishay Intertechnology Inc	103,407	2,104
Western Digital Corp	52,644	3,082
Xerox Corp	134,335	3,624

		453,619

Materials — 4.5%
Air Products & Chemicals Inc	54,709	9,139
Cabot Corp	21,482	1,347
Celanese Corp, Cl A	43,256	4,931
Crown Holdings Inc *	92,433	4,437
DowDuPont Inc	228,719	14,709
Eastman Chemical Co	97,406	9,324
Ecolab Inc	95,847	15,027
Huntsman Corp	74,152	2,019
International Paper Co	69,023	3,392
LyondellBasell Industries, Cl A	74,714	7,659
Packaging Corp of America	25,981	2,850
Praxair Inc	77,687	12,487

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Fund (Concluded)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Reliance Steel & Aluminum Co	26,955	$2,299
Sherwin-Williams Co/The, Cl A	34,880	15,878
Vulcan Materials Co	84,973	9,449

		114,947

Real Estate — 1.7%
American Tower Corp, Cl A	101,600	14,762
Crown Castle International Corp	107,783	12,000
Hospitality Properties Trust	81,476	2,350
Host Hotels & Resorts Inc	270,955	5,717
SBA Communications Corp, Cl A *	12,715	2,042
Senior Housing Properties Trust	175,773	3,087
VEREIT Inc	491,703	3,570

		43,528

Utilities — 1.2%
Entergy Corp	71,861	5,830
Exelon Corp	154,281	6,736
FirstEnergy Corp	264,085	9,816
NextEra Energy Inc	54,996	9,217

		31,599

Total Common Stock (Cost $1,878,785) ($ Thousands)		2,515,451

AFFILIATED PARTNERSHIP — 2.1%
SEI Liquidity Fund, L.P.
2.170% **†	52,634,607	52,638

Total Affiliated Partnership (Cost $52,632) ($ Thousands)		52,638

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	57,679,864	57,680

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT (continued)
Total Cash Equivalent (Cost $57,680) ($ Thousands)		$57,680

Total Investments — 101.9% (Cost $1,989,097) ($ Thousands)		$2,625,769

Percentages are based on Net Assets of $2,576,456 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $51,323 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $9,147 ($ Thousands), or 0.4% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $52,638 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,515,451	$—	$—	$2,515,451
Affiliated Partnership	—	52,638	—	52,638
Cash Equivalent	57,680	—	—	57,680

Total Investments in Securities	$2,573,131	$52,638	$—	$2,625,769

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$27,259	$294,248	$(268,865)	$—	$(4)	$52,638	$128
SEI Daily Income Trust, Government Fund, Cl F	149,183	533,854	(625,357)	—	—	57,680	1,333

Totals	$176,442	$828,102	$(894,222)	$—	$(4)	$110,318	$1,461

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.0%

Communication Services — 4.2%
AT&T Inc	792,640	$26,617
BCE Inc	189,831	7,692
Cinemark Holdings Inc	38,080	1,531
Comcast Corp, Cl A	175,566	6,217
Facebook Inc, Cl A *	20,380	3,352
John Wiley & Sons Inc, Cl A	18,287	1,108
TEGNA Inc	62,648	749
Twenty-First Century Fox Inc, Cl B	77,339	3,544
Verizon Communications Inc	70,134	3,744
Viacom Inc, Cl B	34,571	1,167
Walt Disney Co/The	25,676	3,003
Zynga Inc, Cl A *	497,120	1,993

		60,717

Consumer Discretionary — 7.7%
Best Buy Co Inc	79,711	6,326
BorgWarner Inc	35,125	1,503
Brinker International Inc (A)	6,238	291
Brunswick Corp/DE	35,412	2,373
Carnival Corp	28,782	1,835
Columbia Sportswear Co	33,254	3,095
Dick’s Sporting Goods Inc	27,678	982
Dillard’s Inc, Cl A (A)	13,211	1,009
Dollar General Corp	2,613	286
DR Horton Inc	165,774	6,992
eBay Inc *	22,252	735
Foot Locker Inc, Cl A	119,611	6,098
Ford Motor Co	157,740	1,459
GameStop Corp, Cl A (A)	17,836	272
Gap Inc/The	131,548	3,795
General Motors Co	371,908	12,522
Genuine Parts Co	109,513	10,886
Goodyear Tire & Rubber Co/The	195,261	4,567
H&R Block Inc	11,519	297
Harley-Davidson Inc, Cl A	25,543	1,157
Kohl’s Corp	80,410	5,995
Lear Corp	28,782	4,173
Macy’s Inc	144,446	5,017
Michael Kors Holdings Ltd *	46,293	3,174
Norwegian Cruise Line Holdings Ltd *	63,278	3,634
PulteGroup Inc	91,065	2,256
Ralph Lauren Corp, Cl A	24,525	3,373
Skechers U.S.A. Inc, Cl A *	114,007	3,184
Target Corp, Cl A	99,280	8,757
Toll Brothers Inc	23,584	779
Tupperware Brands Corp	49,953	1,671
Whirlpool Corp	13,215	1,569
Wyndham Destinations Inc	17,180	745

		110,807

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Consumer Staples — 6.7%
Altria Group Inc	132,361	$7,983
Archer-Daniels-Midland Co	75,616	3,801
Campbell Soup Co (A)	27,790	1,018
Diageo PLC ADR	61,169	8,666
Ingredion Inc	32,987	3,462
JM Smucker Co/The	23,648	2,426
Kimberly-Clark Corp	88,522	10,060
Kroger Co/The	251,651	7,326
Molson Coors Brewing Co, Cl B	52,412	3,223
Philip Morris International Inc	121,765	9,929
Pilgrim’s Pride Corp *	54,440	985
Tyson Foods Inc, Cl A	77,826	4,633
Unilever NV	140,802	7,822
Walgreens Boots Alliance Inc	178,672	13,025
Walmart Inc	115,742	10,869

		95,228

Energy — 12.6%
Anadarko Petroleum Corp, Cl A	93,840	6,326
Andeavor	37,759	5,796
BP PLC ADR	184,109	8,487
Canadian Natural Resources Ltd	286,604	9,360
Carrizo Oil & Gas Inc *	57,539	1,450
Chevron Corp	195,736	23,935
CNX Resources Corp *	18,854	270
ConocoPhillips	391,919	30,334
Devon Energy Corp	186,259	7,439
Energen Corp *	15,474	1,333
EOG Resources Inc	2,388	305
Exxon Mobil Corp	316,864	26,940
Halliburton Co	48,787	1,977
Helmerich & Payne Inc	49,774	3,423
HollyFrontier Corp	76,691	5,361
Kinder Morgan Inc	230,987	4,095
Laredo Petroleum Inc *	114,340	934
Marathon Petroleum Corp	93,172	7,451
Newfield Exploration Co *	41,365	1,193
Occidental Petroleum Corp	37,450	3,077
Oceaneering International Inc, Cl A *	53,863	1,487
PBF Energy Inc, Cl A	19,131	955
Phillips 66	11,740	1,323
Pioneer Natural Resources Co	4,098	714
Royal Dutch Shell PLC ADR, Cl A	139,866	9,530
Schlumberger Ltd, Cl A	73,392	4,471
US Silica Holdings Inc (A)	32,426	611
Valero Energy Corp	102,696	11,682

		180,259

Financials — 22.0%
Aflac Inc	134,627	6,337
Allstate Corp/The	78,965	7,794

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Express Co	19,212	$2,046
Ameriprise Financial Inc	31,694	4,680
Annaly Capital Management Inc ‡	128,342	1,313
Assurant Inc	16,934	1,828
Assured Guaranty Ltd	18,625	787
Bank of America Corp	692,540	20,402
Bank of New York Mellon Corp/The	32,486	1,657
BB&T Corp	26,657	1,294
Berkshire Hathaway Inc, Cl B *	82,741	17,716
BlackRock Inc	3,241	1,528
Blackstone Group LP/The (B)	166,341	6,334
BNP Paribas SA ADR	75,547	2,300
Capital One Financial Corp	66,427	6,306
Chubb Ltd	73,483	9,820
CIT Group Inc	27,607	1,425
Citigroup Inc	323,897	23,236
Citizens Financial Group Inc	39,211	1,512
Discover Financial Services	55,786	4,265
Erie Indemnity Co, Cl A	11,441	1,459
Everest Re Group Ltd	20,651	4,718
Fidelity National Financial Inc	85,862	3,379
Fifth Third Bancorp	163,932	4,577
Goldman Sachs Group Inc/The	6,945	1,557
Hartford Financial Services Group Inc/The	32,534	1,625
HSBC Holdings PLC ADR (A)	160,243	7,049
Invesco Ltd	71,796	1,643
JPMorgan Chase & Co	384,576	43,396
KeyCorp	115,584	2,299
KKR & Co Inc	333,199	9,086
Lazard Ltd, Cl A (B)	23,627	1,137
Lincoln National Corp	31,835	2,154
M&T Bank Corp	8,602	1,415
MetLife Inc	199,444	9,318
MFA Financial Inc ‡	41,144	302
Morgan Stanley	32,111	1,495
Navient Corp	58,395	787
OneMain Holdings Inc, Cl A *	52,569	1,767
PNC Financial Services Group Inc/The	53,753	7,321
Popular Inc	14,619	749
Prudential Financial Inc	48,974	4,962
Radian Group Inc	38,271	791
Regions Financial Corp	288,085	5,286
Reinsurance Group of America Inc, Cl A	28,599	4,134
Santander Consumer USA Holdings Inc	102,515	2,054
SLM Corp *	133,095	1,484
Starwood Property Trust Inc ‡	100,467	2,162
State Street Corp	15,313	1,283
SunTrust Banks Inc	234,504	15,663
Synchrony Financial	59,473	1,848
T Rowe Price Group Inc	24,636	2,690
TCF Financial Corp	50,381	1,200
Travelers Cos Inc/The	122,849	15,935

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unum Group	89,383	$3,492
US Bancorp	53,845	2,844
Voya Financial Inc	35,126	1,745
Wells Fargo & Co	337,673	17,748

		315,134

Health Care — 13.4%
Abbott Laboratories	22,205	1,629
AbbVie Inc	47,016	4,447
Aetna Inc, Cl A	29,413	5,966
Amgen Inc, Cl A	23,921	4,959
Anthem Inc	28,237	7,738
Biogen Inc *	7,585	2,680
Bristol-Myers Squibb Co	50,664	3,145
Cardinal Health Inc	5,964	322
Celgene Corp, Cl A *	15,218	1,362
Centene Corp *	36,718	5,316
Cigna Corp	16,869	3,513
CVS Health Corp	92,018	7,244
Eli Lilly & Co	108,929	11,689
Express Scripts Holding Co *	55,940	5,315
Gilead Sciences Inc	78,772	6,082
HCA Healthcare Inc	38,678	5,381
Horizon Pharma PLC *	91,580	1,793
Humana Inc	14,403	4,876
Jazz Pharmaceuticals PLC *	6,497	1,092
Johnson & Johnson	211,452	29,216
McKesson Corp	9,811	1,302
Merck & Co Inc	327,493	23,232
Mylan *	108,207	3,960
Novartis AG ADR	107,367	9,251
Pfizer Inc	738,949	32,566
Portola Pharmaceuticals Inc, Cl A *(A)	29,902	796
Shire PLC ADR	10,919	1,979
WellCare Health Plans Inc *	4,693	1,504
Zimmer Biomet Holdings Inc	20,180	2,653

		191,008

Industrials — 9.4%
3M Co	38,283	8,067
AECOM *	59,372	1,939
AerCap Holdings NV *	79,220	4,557
AGCO Corp	38,483	2,339
Alaska Air Group Inc	21,638	1,490
Allison Transmission Holdings Inc	22,848	1,188
American Airlines Group Inc	110,303	4,559
Boeing Co/The	16,829	6,259
Copa Holdings SA, Cl A	34,595	2,762
CSX Corp	14,450	1,070
Cummins Inc	20,919	3,056
Delta Air Lines Inc, Cl A	229,899	13,295
Eaton Corp PLC	10,934	948

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FedEx Corp	11,520	$2,774
General Dynamics Corp	2,405	492
Huntington Ingalls Industries Inc, Cl A	5,821	1,491
Ingersoll-Rand PLC	27,454	2,809
JetBlue Airways Corp *	112,043	2,169
Johnson Controls International PLC	242,079	8,473
Kansas City Southern	11,854	1,343
L3 Technologies Inc	7,973	1,695
Lockheed Martin Corp	4,302	1,488
Macquarie Infrastructure Corp	32,531	1,501
Magna International Inc, Cl A	64,800	3,404
ManpowerGroup Inc	65,803	5,656
Masco Corp	40,905	1,497
Norfolk Southern Corp	8,383	1,513
Oshkosh Corp	5,838	416
Owens Corning	52,276	2,837
PACCAR Inc	7,164	489
Raytheon Co	53,079	10,969
RR Donnelley & Sons Co	49,345	266
Siemens AG ADR	132,560	8,465
Southwest Airlines Co, Cl A	62,203	3,885
Spirit AeroSystems Holdings Inc, Cl A	42,316	3,879
Stanley Black & Decker Inc	1,883	276
Terex Corp	12,122	484
United Continental Holdings Inc *	110,761	9,864
United Technologies Corp	16,739	2,340
Waste Management Inc	23,373	2,112

		134,116

Information Technology — 11.1%
Akamai Technologies Inc *	21,618	1,581
Applied Materials Inc	47,118	1,821
Aspen Technology Inc *	2,445	279
Broadcom Inc	8,024	1,980
CA Inc	38,240	1,688
Cisco Systems Inc	694,505	33,788
Corning Inc, Cl B	386,238	13,634
Dell Technologies Inc, Cl V *	14,149	1,374
DXC Technology Co	12,733	1,191
First Data Corp, Cl A *	157,514	3,854
First Solar Inc *	31,028	1,502
FLIR Systems Inc	14,271	877
Hewlett Packard Enterprise Co	163,962	2,674
HP Inc	338,564	8,725
Intel Corp	646,063	30,552
International Business Machines Corp	32,274	4,880
Jabil Inc	96,096	2,602
Juniper Networks Inc	104,785	3,140
Lam Research Corp	11,624	1,763
Micron Technology Inc *	235,924	10,671
Microsoft Corp	135,407	15,487
ON Semiconductor Corp *	45,784	844

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Oracle Corp, Cl B	69,775	$3,598
Perspecta Inc	6,366	164
Seagate Technology PLC	29,578	1,401
Skyworks Solutions Inc	27,291	2,476
Tech Data Corp *	14,228	1,018
Vishay Intertechnology Inc	55,438	1,128
Western Digital Corp	67,820	3,970
Xerox Corp	31,084	839

		159,501

Materials — 4.1%
Alcoa Corp *	111,037	4,486
Cabot Corp	24,552	1,540
Celanese Corp, Cl A	12,537	1,429
Crown Holdings Inc *	68,051	3,267
Domtar Corp	25,252	1,317
DowDuPont Inc	224,020	14,407
Eastman Chemical Co	67,278	6,440
Freeport-McMoRan Inc, Cl B	66,075	920
Huntsman Corp	85,950	2,340
International Paper Co	43,552	2,141
LyondellBasell Industries, Cl A	64,376	6,599
Nucor Corp	4,318	274
Owens-Illinois Inc *	56,435	1,060
Packaging Corp of America	11,025	1,209
Reliance Steel & Aluminum Co	61,137	5,214
Steel Dynamics Inc	126,145	5,701
WestRock Co	8,250	441

		58,785

Real Estate — 2.3%
HCP Inc ‡	261,576	6,885
Hospitality Properties Trust ‡	82,538	2,380
Host Hotels & Resorts Inc ‡	164,919	3,480
Omega Healthcare Investors Inc ‡	47,071	1,542
Realogy Holdings Corp	42,587	879
Senior Housing Properties Trust ‡	113,528	1,994
VEREIT Inc ‡	278,678	2,023
Welltower Inc ‡	211,266	13,589

		32,772

Utilities — 3.5%
CenterPoint Energy Inc	48,356	1,337
Consolidated Edison Inc	66,695	5,081
DTE Energy Co	2,598	283
Entergy Corp	44,126	3,580
Evergy Inc	4,952	272
Exelon Corp	241,113	10,527
FirstEnergy Corp	139,524	5,186
MDU Resources Group Inc	22,845	587
NextEra Energy Inc	105,717	17,718
PG&E Corp *	38,026	1,750

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SCANA Corp	12,871	$501
Vistra Energy Corp *	108,526	2,700

		49,522

Total Common Stock (Cost $1,087,925) ($ Thousands)		1,387,849

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
2.170% **†(C)	10,516,033	10,516

Total Affiliated Partnership (Cost $10,515) ($ Thousands)		10,516

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	42,652,869	$42,653

(Cost $42,653) ($ Thousands)		42,653

Total Investments in Securities — 100.6% (Cost $1,141,093) ($ Thousands)		$1,441,018

A list of the open futures contracts held at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
S&P 500 Index E-MINI	51	Dec-2018	$7,444	$7,443	$(1)
S&P Mid Cap 400 Index E-MINI	26	Dec-2018	5,297	5,265	(32)

			$12,741	$12,708	$(33)

Percentages are based on Net Assets of $1,431,698 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $10,114 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $7,471 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $10,516 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC —Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,387,849	$—	$—	$1,387,849
Affiliated Partnership	—	10,516	—	10,516
Cash Equivalent	42,653	—	—	42,653

Total Investments in Securities	$1,430,502	$10,516	$—	$1,441,018

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(33)	$—	$—	$(33)

Total Other Financial Instruments	$(33)	$—	$—	$(33)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Concluded)

September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$30,531	$218,322	$(238,337)	$—	$—	$10,516	$120
SEI Daily Income Trust, Government Fund, Cl F	54,157	270,486	(281,990)	—	—	42,653	596

Totals	$84,688	$488,808	$(520,327)	$—	$—	$53,169	$716

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.0%

Communication Services — 9.3%
Activision Blizzard Inc	90,143	$7,499
Alphabet Inc, Cl A *	40,465	48,844
Alphabet Inc, Cl C *	10,824	12,918
Electronic Arts Inc *	86,519	10,425
Facebook Inc, Cl A *	127,986	21,049
IAC/InterActiveCorp *	20,529	4,449
Match Group Inc *(A)	20,524	1,189
Netflix Inc *	32,756	12,255
Tencent Holdings Ltd ADR	297,072	12,132
T-Mobile US Inc *	32,346	2,270
Twitter Inc *	66,343	1,888
Walt Disney Co/The	80,247	9,384
Zayo Group Holdings Inc *	42,390	1,472

		145,774

Consumer Discretionary — 15.5%
Amazon.com Inc, Cl A *	41,784	83,693
AutoZone Inc *	16,135	12,516
Booking Holdings Inc *	5,066	10,051
Dollar General Corp	27,521	3,008
Domino’s Pizza Inc	21,481	6,333
DR Horton Inc	10,713	452
Home Depot Inc/The	70,320	14,567
Kohl’s Corp	72,789	5,426
Lowe’s Cos Inc	116,711	13,401
Lululemon Athletica Inc *	18,752	3,047
Macy’s Inc	135,161	4,694
MercadoLibre Inc *	20,203	6,878
Michael Kors Holdings Ltd *	104,066	7,135
NIKE Inc, Cl B	221,855	18,795
Nordstrom Inc	17,123	1,024
Polaris Industries Inc	63,477	6,408
Ross Stores Inc	21,745	2,155
Tesla Inc *(A)	4,822	1,277
Tiffany & Co	69,425	8,954
TJX Cos Inc/The	177,992	19,939
Tractor Supply Co	22,140	2,012
Ulta Beauty Inc *	32,240	9,095
Urban Outfitters Inc *	35,026	1,433

		242,293

Consumer Staples — 2.9%
Clorox Co/The	9,941	1,495
Colgate-Palmolive Co	203,443	13,620
Constellation Brands Inc, Cl A	45,131	9,731
PepsiCo Inc	152,116	17,007
Sysco Corp, Cl A	47,506	3,480

		45,333

Energy — 1.0%
Chesapeake Energy Corp *(A)	740,219	3,324

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HollyFrontier Corp	146,078	$10,211
Newfield Exploration Co *	48,524	1,399

		14,934

Financials — 9.4%
Aflac Inc	113,195	5,328
Berkshire Hathaway Inc, Cl B *	27,576	5,904
CME Group Inc	93,221	15,867
E*TRADE Financial Corp *	84,361	4,420
Evercore Inc, Cl A	48,200	4,846
FactSet Research Systems Inc	43,384	9,705
First Republic Bank/CA	34,477	3,310
Lazard Ltd, Cl A (B)	110,057	5,297
Moody’s Corp	153,239	25,622
MSCI Inc, Cl A	96,490	17,118
New Residential Investment Corp ‡	428,593	7,638
Progressive Corp/The	149,800	10,642
S&P Global Inc	54,996	10,746
SVB Financial Group, Cl B *	10,583	3,289
US Bancorp	304,941	16,104

		145,836

Health Care — 14.0%
Align Technology Inc *	4,705	1,841
Becton Dickinson and Co	117,158	30,578
BioMarin Pharmaceutical Inc *	19,814	1,921
Boston Scientific Corp *	231,222	8,902
Centene Corp *	25,585	3,704
Cigna Corp	4,265	888
Exelixis Inc *	22,579	400
Humana Inc	37,831	12,807
IDEXX Laboratories Inc *	2,188	546
Illumina Inc *	21,089	7,741
Johnson & Johnson	159,320	22,013
Mettler-Toledo International Inc *	23,346	14,217
Regeneron Pharmaceuticals Inc *	28,408	11,478
UnitedHealth Group Inc	231,313	61,539
Varian Medical Systems Inc *	81,036	9,070
Vertex Pharmaceuticals Inc *	50,101	9,657
WellCare Health Plans Inc *	37,261	11,942
Zoetis Inc, Cl A	103,409	9,468

		218,712

Industrials — 10.4%
3M Co	78,204	16,478
Allison Transmission Holdings Inc	25,514	1,327
Boeing Co/The	50,794	18,890
Cintas Corp	3,951	782
Copart Inc *	13,588	700
CoStar Group Inc *	23,249	9,784
CSX Corp	72,981	5,404
Equifax Inc	44,207	5,772

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Expeditors International of Washington Inc	20,943	$1,540
Graco Inc	300,933	13,945
HD Supply Holdings Inc *	37,638	1,611
Honeywell International Inc	19,099	3,178
JB Hunt Transport Services Inc	6,581	783
Middleby Corp/The *	87,227	11,283
Old Dominion Freight Line Inc, Cl A	10,929	1,762
Robert Half International Inc	99,573	7,008
Roper Technologies Inc	17,009	5,038
Spirit AeroSystems Holdings Inc, Cl A	84,157	7,715
TransDigm Group Inc *(A)	16,839	6,269
TransUnion	26,778	1,970
Trinity Industries Inc	21,522	789
Union Pacific Corp	114,877	18,705
United Technologies Corp	106,872	14,942
WW Grainger Inc	9,618	3,438
XPO Logistics Inc *	6,621	756
Xylem Inc	22,046	1,761

		161,630

Information Technology — 28.2%
Adobe Systems Inc *	74,801	20,192
Analog Devices Inc	160,128	14,805
Apple Inc	217,638	49,130
Arista Networks Inc *	14,639	3,892
ASML Holding NV, Cl G	51,365	9,658
Autodesk Inc, Cl A *	58,340	9,107
Booz Allen Hamilton Holding Corp, Cl A	34,360	1,705
Broadridge Financial Solutions Inc	10,000	1,319
Cadence Design Systems Inc *	22,196	1,006
CDW Corp/DE	62,789	5,583
Citrix Systems Inc	19,261	2,141
Conduent Inc *	34,513	777
F5 Networks Inc, Cl A *	28,144	5,612
Fiserv Inc, Cl A *	20,203	1,664
Fortinet Inc *	16,882	1,558
GoDaddy Inc, Cl A *	26,656	2,223
HP Inc	429,596	11,071
Intuit Inc	58,375	13,274
Keysight Technologies Inc *	48,514	3,215
KLA-Tencor Corp	13,048	1,327
Mastercard Inc, Cl A	246,106	54,786
Micron Technology Inc *	242,251	10,957
Microsoft Corp	626,491	71,652
NetApp Inc	103,895	8,923
NVIDIA Corp	54,327	15,267
ON Semiconductor Corp *	72,931	1,344
Oracle Corp, Cl B	303,891	15,669
Paychex Inc	34,482	2,540
PayPal Holdings Inc *	114,443	10,053
QUALCOMM Inc	11,286	813
Red Hat Inc *	11,906	1,623

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
salesforce.com *	61,987	$9,858
ServiceNow Inc *	5,580	1,092
Texas Instruments Inc	64,534	6,924
Total System Services Inc	29,104	2,874
Ubiquiti Networks Inc (A)	109,063	10,782
VeriSign Inc *	8,000	1,281
Visa Inc, Cl A	296,703	44,532
VMware Inc, Cl A *	59,886	9,346

		439,575

Materials — 4.7%
Chemours Co/The	11,428	451
DowDuPont Inc	22,388	1,440
Ecolab Inc	74,742	11,718
Huntsman Corp	188,650	5,137
LyondellBasell Industries, Cl A	31,157	3,194
Praxair Inc	77,281	12,421
Sherwin-Williams Co/The, Cl A	53,432	24,323
United States Steel Corp	141,315	4,307
Vulcan Materials Co	55,469	6,168
Westlake Chemical Corp	48,995	4,072

		73,231

Real Estate — 1.2%
EPR Properties, Cl A ‡	103,642	7,090
Jones Lang LaSalle Inc	39,870	5,754
SBA Communications Corp, Cl A *‡	28,913	4,645
Weingarten Realty Investors ‡	26,446	787

		18,276

Utilities — 0.4%
CenterPoint Energy Inc	174,751	4,832
Exelon Corp	46,156	2,015

		6,847

Total Common Stock (Cost $983,829) ($ Thousands)		1,512,441

AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, L.P.
2.170% **†(C)	18,953,167	18,951

Total Affiliated Partnership (Cost $18,952) ($ Thousands)		18,951

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Concluded)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	46,852,115	$46,852

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT (continued)
(Cost $46,852) ($ Thousands)		$46,852

Total Investments in Securities — 101.2% (Cost $1,049,633) ($ Thousands)		$1,578,244

A list of the open futures held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	97	Dec-2018	$14,120	$14,157	$37

Percentages are based on Net Assets of $1,559,336 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $18,280 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $5,297 ($ Thousands), or 0.3% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $18,951 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,512,441	$—	$—	$1,512,441
Affiliated Partnership	—	18,951	—	18,951
Cash Equivalent	46,852	—	—	46,852

Total Investments in Securities	$1,559,293	$18,951	$—	$1,578,244

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$37	$—	$—	$37

Total Other Financial Instruments	$37	$—	$—	$37

*	Futures contracts are valued at the unrealized Appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$18,752	$200,045	$(199,844)	$—	$(2)	$18,951	$199
SEI Daily Income Trust, Government Fund, Cl F	51,512	441,466	(446,126)	—	—	46,852	674

Totals	$70,264	$641,511	$(645,970)	$—	$(2)	$65,803	$873

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.8%

Communication Services — 8.6%
Activision Blizzard Inc	6,269	$522
Alphabet Inc, Cl A *	2,471	2,983
Alphabet Inc, Cl C *	2,518	3,005
AMC Networks Inc, Cl A *	300	20
AT&T	60,563	2,034
Cable One Inc	37	33
CBS Corp, Cl B	2,715	156
CenturyLink Inc	7,800	165
Charter Communications Inc, Cl A *	1,466	478
Cinemark Holdings Inc	900	36
Comcast Corp, Cl A	37,949	1,344
Discovery Inc, Cl A *	1,200	38
Discovery Inc, Cl C *	3,017	89
DISH Network Corp, Cl A *	1,700	61
Electronic Arts Inc *	2,557	308
Facebook Inc, Cl A *	19,788	3,254
GCI Liberty Inc *	900	46
IAC/InterActiveCorp *	600	130
Interpublic Group of Cos Inc/The	3,200	73
John Wiley & Sons Inc, Cl A	300	18
Liberty Broadband Corp, Cl A *	200	17
Liberty Broadband Corp, Cl C *	887	75
Liberty Media Corp-Liberty Formula One, Cl A *	100	4
Liberty Media Corp-Liberty Formula One, Cl C *	1,500	56
Liberty Media Corp-Liberty SiriusXM *	2,100	91
Lions Gate Entertainment Corp, Cl A	300	7
Lions Gate Entertainment Corp, Cl B	600	14
Live Nation Entertainment Inc *	1,100	60
Madison Square Garden Co *	169	53
Match Group Inc *	500	29
News Corp	3,000	40
News Corp, Cl B	1,200	16
Omnicom Group Inc	1,900	129
Sirius XM Holdings Inc	10,500	66
Sprint Corp *	5,600	37
Take-Two Interactive Software Inc, Cl A *	900	124
Telephone & Data Systems Inc	900	27
T-Mobile US Inc *	2,500	176
Tribune Media Co, Cl A	700	27
Twenty-First Century Fox Inc, Cl A	8,770	406
Twenty-First Century Fox Inc, Cl B	4,100	188
Twitter Inc *	5,778	165
United States Cellular Corp *	45	2
Verizon Communications	34,412	1,837
Viacom Inc, Cl A	32	1
Viacom Inc, Cl B	3,000	101
Walt Disney Co	12,384	1,448
Zayo Group Holdings Inc *	1,500	52
Zillow Group Inc, Cl A *	500	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zillow Group Inc, Cl C *	900	$40
Zynga Inc, Cl A *	6,800	27

		20,130

Consumer Discretionary — 10.7%
Adient PLC	740	29
Advance Auto Parts Inc	646	109
Amazon.com Inc, Cl A *	3,383	6,776
Aramark	2,100	90
AutoNation Inc *	500	21
AutoZone Inc *	217	168
Best Buy Co Inc	2,000	159
Booking Holdings Inc *	398	790
BorgWarner Inc	1,800	77
Bright Horizons Family Solutions Inc *	500	59
Brunswick Corp/DE	700	47
Burlington Stores Inc *	551	90
Caesars Entertainment Corp *	5,207	53
CarMax Inc *	1,500	112
Carnival Corp	3,410	217
Carter’s Inc	400	39
Chipotle Mexican Grill Inc, Cl A *	201	91
Choice Hotels International	300	25
Columbia Sportswear Co	200	19
Darden Restaurants Inc	983	109
Delphi Automotive PLC *	2,175	183
Dick’s Sporting Goods Inc	700	25
Dollar General Corp	2,190	239
Dollar Tree Inc *	1,989	162
Domino’s Pizza Inc	350	103
DR Horton Inc	2,800	118
Dunkin’ Brands Group Inc	714	53
eBay Inc *	7,800	258
Expedia Group Inc	1,043	136
Extended Stay America Inc	1,600	32
Floor & Decor Holdings Inc, Cl A *	500	15
Foot Locker Inc, Cl A	900	46
Ford Motor Co	32,700	302
Gap Inc	1,900	55
Garmin Ltd	900	63
General Motors	10,774	363
Gentex Corp	2,035	44
Genuine Parts Co	1,225	122
Goodyear Tire & Rubber Co/The	2,000	47
Graham Holdings Co, Cl B	27	16
Grand Canyon Education Inc *	400	45
GrubHub Inc *	800	111
H&R Block Inc	1,800	46
Hanesbrands Inc	2,800	52
Harley-Davidson Inc, Cl A	1,300	59
Hasbro Inc	1,000	105
Hilton Grand Vacations Inc *	718	24

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hilton Worldwide Holdings Inc	2,324	$188
Home Depot Inc/The	9,574	1,983
Hyatt Hotels Corp, Cl A	400	32
International Game Technology	600	12
Kohl’s Corp	1,400	104
L Brands Inc	1,800	55
Las Vegas Sands Corp	2,944	175
Lear Corp	515	75
Leggett & Platt Inc	1,100	48
Lennar Corp, Cl A	2,428	113
Lennar Corp, Cl B	50	2
LKQ Corp *	2,789	88
Lowe’s Cos Inc	6,823	783
Lululemon Athletica Inc *	800	130
Macy’s Inc	2,600	90
Marriott International Inc/MD, Cl A	2,421	320
Mattel Inc	2,700	42
McDonald’s Corp	6,461	1,081
MGM Resorts International	4,200	117
Michael Kors Holdings Ltd *	1,100	75
Michaels Cos Inc/The *	1,100	18
Mohawk Industries Inc *	559	98
Netflix Inc *	3,509	1,313
Newell Brands Inc, Cl B	3,970	81
NIKE Inc, Cl B	10,454	886
Nordstrom Inc	900	54
Norwegian Cruise Line Holdings Ltd *	1,600	92
NVR Inc *	27	67
O’Reilly Automotive Inc *	648	225
Penske Automotive Group Inc, Cl A	200	9
Polaris Industries Inc	456	46
Pool Corp	367	61
PulteGroup Inc	2,000	50
PVH Corp	649	94
Qurate Retail Inc *	3,865	86
Ralph Lauren Corp, Cl A	436	60
Ross Stores Inc	3,111	308
Royal Caribbean Cruises Ltd	1,384	180
Service Corp International/US	1,400	62
ServiceMaster Global Holdings Inc *	1,200	74
Six Flags Entertainment Corp	600	42
Skechers U.S.A. Inc, Cl A *	1,000	28
Starbucks Corp	10,930	621
Tapestry Inc	2,400	121
Target Corp, Cl A	4,436	391
Tempur Sealy International Inc *	300	16
Tesla Inc *	1,100	291
Thor Industries Inc	400	34
Tiffany & Co	1,082	140
TJX Cos Inc/The	5,269	590
Toll Brothers Inc	1,100	36
Tractor Supply Co	1,000	91

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TripAdvisor Inc *	800	$41
Ulta Beauty Inc *	479	135
Under Armour Inc, Cl A *	1,500	32
Under Armour Inc, Cl C *	1,700	33
Urban Outfitters Inc *	500	20
Vail Resorts Inc	336	92
VF Corp	2,709	253
Visteon Corp *	200	19
Wayfair Inc, Cl A *	475	70
Wendy’s Co/The	1,600	27
Whirlpool Corp	600	71
Williams-Sonoma Inc	700	46
Wyndham Destinations Inc	863	37
Wyndham Hotels & Resorts Inc	763	42
Wynn Resorts Ltd	815	104
Yum China Holdings Inc	3,100	109
Yum! Brands Inc	2,646	241

		25,054

Consumer Staples — 6.2%
Altria Group Inc	15,818	954
Archer-Daniels-Midland Co	4,600	231
Brown-Forman, Cl A	500	25
Brown-Forman Corp, Cl B	2,322	117
Bunge Ltd	1,100	76
Campbell Soup Co	1,400	51
Casey’s General Stores Inc	333	43
Church & Dwight Co Inc	2,010	119
Clorox Co	1,071	161
Coca-Cola Co	31,842	1,471
Colgate-Palmolive Co	7,149	479
Conagra Brands Inc	3,300	112
Constellation Brands Inc, Cl A	1,306	282
Costco Wholesale Corp	3,684	865
Coty Inc, Cl A	3,600	45
Energizer Holdings Inc	500	29
Estee Lauder Cos Inc/The, Cl A	1,838	267
Flowers Foods Inc	1,500	28
General Mills Inc	4,993	214
Hain Celestial Group Inc/The *	600	16
Herbalife Nutrition Ltd *	974	53
Hershey Co	1,140	116
Hormel Foods Corp	2,300	91
Ingredion Inc	610	64
JM Smucker Co	900	92
Kellogg Co	2,033	142
Keurig Dr Pepper	1,346	31
Kimberly-Clark Corp	2,911	331
Kraft Heinz Co/The	5,100	281
Kroger Co	7,067	206
Lamb Weston Holdings Inc	1,200	80
McCormick & Co Inc	1,019	134

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Molson Coors Brewing Co, Cl B	1,438	$89
Mondelez International Inc, Cl A	11,941	513
Monster Beverage Corp *	3,424	200
Nu Skin Enterprises Inc, Cl A	400	33
PepsiCo Inc	11,791	1,318
Philip Morris International Inc	12,876	1,050
Pilgrim’s Pride Corp *	300	6
Pinnacle Foods Inc	1,000	65
Post Holdings Inc *	540	53
Procter & Gamble Co	20,758	1,728
Seaboard Corp	2	7
Spectrum Brands Holdings	347	26
Sprouts Farmers Market Inc *	1,200	33
Sysco Corp, Cl A	3,972	291
TreeHouse Foods Inc *	500	24
Tyson Foods, Cl A	2,500	149
US Foods Holding Corp *	1,900	59
Walgreens Boots Alliance Inc	7,090	517
Walmart Inc	11,868	1,115

		14,482

Energy — 5.7%
Anadarko Petroleum Corp, Cl A	4,288	289
Andeavor	1,172	180
Antero Resources Corp *	1,900	34
Apache Corp	3,100	148
Apergy Corp *	732	32
Baker Hughes a GE Co	3,400	115
Cabot Oil & Gas Corp	3,800	86
Centennial Resource Development Inc/DE, Cl A *	1,500	33
Cheniere Energy Inc *	2,000	139
Chesapeake Energy Corp *	7,500	34
Chevron Corp	15,862	1,940
Cimarex Energy Co	744	69
CNX Resources Corp *	1,800	26
Concho Resources Inc *	1,583	242
ConocoPhillips	9,753	755
Continental Resources Inc/OK, Cl A *	700	48
Devon Energy Corp	4,200	168
Diamondback Energy Inc, Cl A	859	116
Energen Corp *	700	60
EOG Resources Inc	4,792	611
EQT Corp	2,200	97
Extraction Oil & Gas Inc *	700	8
Exxon Mobil Corp	35,288	3,000
Halliburton Co	7,247	294
Helmerich & Payne Inc	900	62
Hess	2,300	165
HollyFrontier Corp	1,300	91
Kinder Morgan Inc/DE	15,793	280
Kosmos Energy Ltd *	2,400	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marathon Oil Corp	6,900	$161
Marathon Petroleum Corp	3,729	298
Murphy Oil Corp	1,300	43
Nabors Industries Ltd	3,400	21
National Oilwell Varco Inc, Cl A	3,100	134
Newfield Exploration Co *	1,500	43
Noble Energy	3,943	123
Occidental Petroleum Corp	6,365	523
ONEOK Inc	3,400	230
Parsley Energy Inc, Cl A *	2,300	67
Patterson-UTI Energy Inc	1,900	32
PBF Energy Inc, Cl A	900	45
Phillips 66	3,483	393
Pioneer Natural Resources Co	1,450	253
QEP Resources Inc *	2,400	27
Range Resources Corp	1,800	31
RPC Inc	400	6
Schlumberger Ltd, Cl A	11,609	707
SM Energy Co	1,000	31
Targa Resources Corp	1,800	101
Transocean Ltd *	3,500	49
Valero Energy Corp	3,561	405
Weatherford International *	8,600	23
Whiting Petroleum Corp *	700	37
Williams Cos Inc	10,179	277
WPX Energy Inc *	3,100	62

		13,266

Financials — 13.1%
Affiliated Managers Group Inc	433	59
Aflac Inc	6,384	301
AGNC Investment Corp ‡	4,200	78
Alleghany	122	80
Allstate Corp	2,926	289
Ally Financial Inc	3,700	98
American Express Co	5,927	631
American Financial Group Inc	643	71
American International Group Inc	7,349	391
American National Insurance Co	24	3
Ameriprise Financial Inc	1,173	173
Annaly Capital Management Inc ‡	11,074	113
Aon PLC	2,056	316
Arch Capital Group Ltd *	3,244	97
Arthur J Gallagher & Co	1,566	117
Aspen Insurance Holdings Ltd	600	25
Associated Banc-Corp	1,300	34
Assurant Inc	400	43
Assured Guaranty Ltd	800	34
Athene Holding Ltd, Cl A *	1,300	67
AXA Equitable Holdings Inc	900	19
Axis Capital Holdings Ltd	700	40
Bank of America Corp	77,547	2,285

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank of Hawaii Corp	348	$27
Bank of New York Mellon Corp/The	7,658	390
Bank OZK	900	34
BankUnited Inc	900	32
BB&T Corp	6,526	317
Berkshire Hathaway Inc, Cl B *	16,122	3,452
BGC Partners Inc, Cl A	2,300	27
BlackRock Inc	1,017	479
BOK Financial Corp	200	19
Brighthouse Financial Inc *	1,000	44
Brown & Brown Inc	1,800	53
Capital One Financial Corp	3,966	377
Cboe Global Markets Inc	900	86
Charles Schwab Corp/The	9,928	488
Chimera Investment Corp ‡	1,600	29
Chubb Ltd	3,817	510
Cincinnati Financial Corp	1,300	100
CIT Group Inc	946	49
Citigroup Inc	20,941	1,502
Citizens Financial Group Inc	4,100	158
CME Group Inc	2,854	486
CNA Financial Corp	200	9
Comerica Inc	1,462	132
Commerce Bancshares Inc/MO	800	53
Credit Acceptance Corp, Cl A *	88	39
Cullen/Frost Bankers Inc	440	46
Discover Financial Services	2,848	218
E*TRADE Financial Corp *	2,200	115
East West Bancorp Inc	1,200	72
Eaton Vance Corp	900	47
Erie Indemnity Co, Cl A	200	26
Evercore Inc, Cl A	300	30
Everest Re Group Ltd	345	79
FactSet Research Systems Inc	301	67
Fifth Third Bancorp	5,600	156
First American Financial Corp	800	41
First Citizens BancShares Inc/NC, Cl A	68	31
First Hawaiian Inc	700	19
First Horizon National Corp	2,500	43
First Republic Bank/CA	1,280	123
FNB Corp/PA (Pennsylvania)	2,500	32
FNF Group	2,310	91
Franklin Resources Inc	2,500	76
Goldman Sachs Group Inc/The	2,928	657
Hanover Insurance Group Inc, Cl A	389	48
Hartford Financial Services Group Inc/The	2,900	145
Huntington Bancshares Inc/OH	8,782	131
Interactive Brokers Group Inc, Cl A	521	29
Intercontinental Exchange Inc	4,738	355
Invesco Ltd	3,400	78
Jefferies Financial Group Inc	2,600	57
JPMorgan Chase & Co	27,818	3,139

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
KeyCorp	8,888	$177
Lazard Ltd, Cl A (A)	900	43
Legg Mason Inc	800	25
Lincoln National Corp	1,877	127
Loews Corp	2,311	116
LPL Financial Holdings Inc	700	45
M&T Bank Corp	1,200	197
Markel Corp *	110	131
MarketAxess Holdings Inc	274	49
Marsh & McLennan Cos Inc	4,171	345
Mercury General Corp	200	10
MetLife Inc	7,164	335
MFA Financial Inc ‡	3,500	26
Moody’s Corp	1,423	238
Morgan Stanley	10,284	479
Morningstar Inc, Cl A	200	25
MSCI Inc, Cl A	768	136
Nasdaq Inc, Cl A	1,000	86
Navient Corp	2,300	31
New Residential Investment Corp ‡	2,540	45
New York Community Bancorp Inc	3,900	40
Northern Trust Corp	1,779	182
Old Republic International Corp	2,200	49
OneMain Holdings Inc, Cl A *	581	20
PacWest Bancorp	1,000	48
People’s United Financial Inc	2,700	46
Pinnacle Financial Partners Inc	600	36
PNC Financial Services Group Inc	3,891	530
Popular Inc	800	41
Principal Financial Group Inc, Cl A	2,300	135
Progressive Corp	4,764	338
Prosperity Bancshares	600	42
Prudential Financial Inc	3,497	354
Raymond James Financial Inc	1,070	99
Regions Financial Corp	9,100	167
Reinsurance Group of America Inc, Cl A	568	82
RenaissanceRe Holdings Ltd	375	50
S&P Global Inc	2,150	420
Santander Consumer USA Holdings Inc	800	16
SEI Investments Co †	1,200	73
Signature Bank/New York NY, Cl B	478	55
SLM Corp *	3,800	42
Starwood Property Trust Inc ‡	2,000	43
State Street Corp	3,130	262
Sterling Bancorp/DE	1,800	40
SunTrust Banks Inc	3,830	256
SVB Financial Group, Cl B *	434	135
Synchrony Financial	6,073	189
Synovus Financial Corp	900	41
T Rowe Price Group Inc	1,984	217
TCF Financial Corp	1,300	31
TD Ameritrade Holding Corp	2,300	122

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Texas Capital Bancshares Inc *	400	$33
TFS Financial Corp	200	3
Torchmark Corp, Cl A	900	78
Travelers Cos Inc	2,255	293
Two Harbors Investment Corp ‡	2,300	34
Umpqua Holdings Corp	1,900	40
Unum Group	1,600	63
US Bancorp	12,740	673
Virtu Financial Inc, Cl A	200	4
Voya Financial Inc	1,300	65
Webster Financial Corp	695	41
Wells Fargo & Co	36,081	1,896
Western Alliance Bancorp *	800	46
White Mountains Insurance Group Ltd	28	26
Willis Towers Watson PLC	1,117	157
Wintrust Financial Corp	500	42
WR Berkley Corp	800	64
Zions Bancorporation	1,500	75

		30,707

Health Care — 14.2%
Abbott Laboratories	14,315	1,050
AbbVie Inc	12,562	1,188
ABIOMED Inc *	343	154
Acadia Healthcare Co Inc, Cl A *	700	25
Aetna Inc, Cl A	2,653	538
Agilent Technologies Inc	2,700	190
Agios Pharmaceuticals Inc *	400	31
Alexion Pharmaceuticals Inc *	1,829	254
Align Technology Inc *	635	248
Alkermes PLC *	1,200	51
Allergan PLC	2,850	543
Alnylam Pharmaceuticals Inc *	774	68
AmerisourceBergen Corp, Cl A	1,288	119
Amgen Inc, Cl A	5,420	1,124
Anthem Inc	2,186	599
athenahealth Inc *	312	42
Baxter International Inc	4,109	317
Becton Dickinson and Co	2,178	568
Biogen Inc *	1,646	582
BioMarin Pharmaceutical Inc *	1,437	139
Bio-Rad Laboratories Inc, Cl A *	200	63
Bio-Techne Corp	358	73
Bluebird Bio Inc *	500	73
Boston Scientific Corp *	11,492	442
Bristol-Myers Squibb Co	13,534	840
Bruker Corp	1,000	33
Cantel Medical Corp	300	28
Cardinal Health Inc	2,500	135
Catalent Inc *	1,123	51
Celgene Corp, Cl A *	5,960	533
Centene Corp *	1,708	247

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cerner Corp *	2,600	$168
Charles River Laboratories International Inc *	400	54
Chemed Corp	120	38
Cigna Corp	2,027	422
Cooper Cos Inc/The, Cl A	389	108
CVS Health Corp	8,458	666
Danaher Corp, Cl A	5,126	557
DaVita Inc *	1,100	79
DENTSPLY SIRONA Inc	1,800	68
DexCom Inc *	700	100
Edwards Lifesciences Corp, Cl A *	1,786	311
Eli Lilly & Co	7,897	847
Encompass Health Corp	800	62
Envision Healthcare Corp *	900	41
Exact Sciences Corp *	1,000	79
Exelixis Inc *	2,600	46
Express Scripts Holding Co *	4,656	442
Gilead Sciences	10,771	832
HCA Healthcare Inc	2,337	325
Henry Schein Inc *	1,247	106
Hill-Rom Holdings Inc	550	52
Hologic Inc *	2,300	94
Humana Inc	1,147	388
ICU Medical Inc *	130	37
IDEXX Laboratories Inc *	714	178
Illumina Inc *	1,190	437
Incyte Corp *	1,484	103
Insulet Corp *	500	53
Integra LifeSciences Holdings Corp *	600	40
Intuitive Surgical Inc *	932	535
Ionis Pharmaceuticals Inc *	1,000	52
IQVIA Holdings Inc *	1,340	174
Jazz Pharmaceuticals PLC *	500	84
Johnson & Johnson	22,343	3,087
Laboratory Corp of America Holdings *	912	158
Masimo Corp *	400	50
McKesson Corp	1,681	223
MEDNAX Inc *	700	33
Medtronic PLC	11,279	1,110
Merck & Co Inc	22,098	1,568
Mettler-Toledo International Inc *	195	119
Molina Healthcare Inc *	500	74
Mylan NV *	4,300	157
Nektar Therapeutics, Cl A *	1,300	79
Neurocrine Biosciences Inc *	700	86
Penumbra Inc *	300	45
PerkinElmer Inc	900	88
Perrigo Co PLC	1,083	77
Pfizer Inc	48,337	2,130
PRA Health Sciences Inc *	500	55
Premier Inc, Cl A *	500	23

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
QIAGEN NV *	1,700	$64
Quest Diagnostics Inc	1,100	119
Regeneron Pharmaceuticals Inc *	670	271
ResMed Inc	1,200	138
Sage Therapeutics Inc *	400	57
Sarepta Therapeutics Inc *	500	81
Seattle Genetics Inc *	861	66
STERIS PLC	700	80
Stryker Corp	2,901	515
Teleflex Inc	369	98
TESARO Inc *	200	8
Thermo Fisher Scientific Inc	3,313	809
United Therapeutics Corp *	332	42
UnitedHealth Group Inc	8,006	2,130
Universal Health Services Inc, Cl B	742	95
Varian Medical Systems Inc *	736	82
Veeva Systems Inc, Cl A *	1,000	109
Vertex Pharmaceuticals Inc *	2,108	406
Waters Corp *	681	133
WellCare Health Plans Inc *	431	138
West Pharmaceutical Services Inc	580	72
Zimmer Biomet Holdings	1,735	228
Zoetis Inc, Cl A	3,988	365

		33,194

Industrials — 9.8%
3M Co	4,757	1,002
Acuity Brands Inc	378	59
ADT Inc	400	4
AECOM *	1,200	39
AGCO Corp	600	36
Air Lease Corp, Cl A	800	37
Alaska Air Group Inc	1,000	69
Allegion PLC	750	68
Allison Transmission Holdings Inc	900	47
AMERCO	43	15
American Airlines Group Inc	3,500	145
AMETEK Inc	1,900	150
AO Smith Corp	1,100	59
Arconic Inc	3,500	77
Armstrong World Industries Inc *	300	21
Boeing Co	4,490	1,670
BWX Technologies Inc, Cl W	800	50
Carlisle Cos Inc	524	64
Caterpillar Inc, Cl A	4,801	732
CH Robinson Worldwide Inc	1,100	108
Cintas Corp	718	142
Clean Harbors Inc *	500	36
Colfax Corp *	900	32
Copa Holdings SA, Cl A	233	19
Copart Inc *	1,600	82
CoStar Group Inc *	285	120

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Crane Co, Cl A	400	$39
CSX Corp	6,807	504
Cummins Inc	1,271	186
Curtiss-Wright Corp	400	55
Deere & Co	2,696	405
Delta Air Lines Inc, Cl A	5,269	305
Donaldson Co Inc, Cl A	1,100	64
Dover Corp	1,305	116
Dun & Bradstreet Corp/The	330	47
Eaton Corp PLC	3,627	315
Emerson Electric Co	5,225	400
Equifax Inc	1,035	135
Expeditors International of Washington Inc	1,400	103
Fastenal Co, Cl A	2,400	139
FedEx Corp	2,052	494
Flowserve Corp	1,100	60
Fluor Corp	1,100	64
Fortive Corp (B)	2,507	211
Fortune Brands Home & Security Inc	1,100	58
Gardner Denver Holdings Inc *	1,000	28
Gates Industrial Corp PLC *	200	4
General Dynamics Corp	2,203	451
General Electric Co	71,619	809
Genesee & Wyoming Inc, Cl A *	500	46
Graco Inc	1,300	60
GrafTech International Ltd	861	17
Harris Corp	1,029	174
HD Supply Holdings Inc *	1,600	68
HEICO, Cl A	700	53
HEICO Corp	350	32
Hexcel Corp, Cl A	700	47
Honeywell International Inc	6,173	1,027
Hubbell Inc, Cl B	505	67
Huntington Ingalls Industries Inc, Cl A	361	92
IDEX Corp	637	96
IHS Markit Ltd *	3,100	167
Illinois Tool Works Inc	2,746	388
Ingersoll-Rand PLC	1,988	203
ITT Inc	648	40
Jacobs Engineering Group Inc	1,000	77
JB Hunt Transport Services Inc	700	83
JetBlue Airways Corp *	2,400	46
Johnson Controls International PLC	7,688	269
Kansas City Southern	880	100
KAR Auction Services Inc	1,100	66
Kirby Corp *	500	41
Knight-Swift Transportation Holdings Inc, Cl A	1,100	38
L3 Technologies Inc	622	132
Landstar System Inc	346	42
Lennox International	306	67
Lincoln Electric Holdings Inc	500	47

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lockheed Martin Corp	2,052	$710
Macquarie Infrastructure Corp	600	28
ManpowerGroup Inc	488	42
Masco Corp	2,600	95
Middleby Corp/The *	435	56
MSC Industrial Direct Co Inc, Cl A	379	33
Nielsen Holdings PLC	3,100	86
Nordson	543	75
Norfolk Southern Corp	2,317	418
Northrop Grumman Corp	1,310	416
nVent Electric PLC	1,400	38
Old Dominion Freight Line Inc, Cl A	515	83
Oshkosh Corp	600	43
Owens Corning	900	49
PACCAR Inc	2,800	191
Parker-Hannifin Corp, Cl A	1,110	204
Pentair PLC	1,400	61
Quanta Services Inc *	1,200	40
Raytheon Co	2,371	490
Regal Beloit Corp	300	25
Republic Services Inc	1,800	131
Robert Half International Inc	1,000	70
Rockwell Automation Inc	1,062	199
Rockwell Collins Inc	1,347	189
Rollins Inc	800	49
Roper Technologies Inc	812	241
Ryder System Inc	400	29
Schneider National Inc, Cl B	300	7
Sensata Technologies Holding PLC *	1,300	64
Snap-on Inc	441	81
Southwest Airlines Co, Cl A	4,329	270
Spirit AeroSystems Holdings Inc, Cl A	900	83
Stanley Black & Decker Inc	1,308	192
Stericycle Inc, Cl A *	700	41
Teledyne Technologies Inc *	324	80
Terex Corp	700	28
Textron Inc	2,100	150
Timken Co/The	700	35
Toro Co/The	800	48
TransDigm Group Inc *	387	144
TransUnion	1,500	110
Trinity Industries Inc	1,300	48
Union Pacific Corp	6,144	1,000
United Continental Holdings Inc *	2,000	178
United Parcel Service Inc, Cl B	5,792	676
United Rentals Inc *	703	115
United Technologies Corp	6,204	867
Univar Inc *	1,000	31
USG Corp *	800	35
Valmont Industries Inc	200	28
Verisk Analytics Inc, Cl A *	1,346	162
WABCO Holdings Inc *	400	47

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wabtec Corp/DE	700	$73
Waste Management Inc	3,583	324
Watsco Inc	277	49
Welbilt Inc *	1,200	25
WESCO International Inc *	400	25
WW Grainger Inc	382	137
XPO Logistics Inc *	1,033	118
Xylem Inc/NY	1,500	120

		22,942

Information Technology — 20.9%
2U Inc *	400	30
Accenture PLC, Cl A	5,403	920
Adobe Systems Inc *	4,113	1,110
Advanced Micro Devices Inc *	7,400	229
Akamai Technologies Inc *	1,400	102
Alliance Data Systems Corp	398	94
Amdocs Ltd	1,200	79
Amphenol Corp, Cl A	2,397	225
Analog Devices Inc	3,075	284
ANSYS Inc *	701	131
Apple Inc	40,231	9,082
Applied Materials Inc	8,524	329
Arista Networks Inc *	453	120
ARRIS International PLC *	1,500	39
Arrow Electronics Inc, Cl A *	700	52
Aspen Technology Inc *	600	68
Atlassian Corp PLC, Cl A *	800	77
Autodesk Inc, Cl A *	1,871	292
Automatic Data Processing Inc	3,670	553
Avnet Inc	1,000	45
Black Knight Inc *	1,100	57
Booz Allen Hamilton Holding Corp, Cl A	1,100	55
Broadcom Inc	3,554	877
Broadridge Financial Solutions Inc	928	122
CA Inc	2,581	114
Cadence Design Systems Inc *	2,300	104
CDK Global Inc	1,076	67
CDW Corp/DE	1,200	107
Ceridian HCM Holding Inc *	100	4
Cisco Systems Inc	39,150	1,905
Citrix Systems Inc *	1,145	127
Cognex Corp	1,300	73
Cognizant Technology Solutions Corp, Cl A	4,877	376
Coherent Inc *	243	42
CommScope Holding Co Inc *	1,500	46
Conduent Inc *	1,700	38
CoreLogic Inc/United States *	700	35
Corning Inc, Cl B	6,660	235
Cypress Semiconductor Corp	2,900	42
Dell Technologies Inc, Cl V *	1,700	165
DocuSign Inc, Cl A *	200	10

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dolby Laboratories Inc, Cl A	500	$35
DXC Technology Co	2,326	217
EchoStar Corp, Cl A *	300	14
EPAM Systems Inc *	400	55
Euronet Worldwide Inc *	400	40
F5 Networks Inc, Cl A *	555	111
Fair Isaac Corp *	233	53
Fidelity National Information Services Inc, Cl B	2,780	303
FireEye Inc *	1,700	29
First Data Corp, Cl A *	4,734	116
First Solar Inc *	700	34
Fiserv Inc, Cl A *	3,392	279
FleetCor Technologies Inc *	752	171
FLIR Systems Inc	1,200	74
Fortinet Inc *	1,100	101
Gartner Inc *	766	121
Genpact Ltd	1,300	40
Global Payments Inc	1,373	175
GoDaddy Inc, Cl A *	1,325	110
Guidewire Software Inc, Cl Z *	700	71
Hewlett Packard Enterprise	12,484	204
HP Inc	13,283	342
Intel Corp	38,367	1,814
International Business Machines Corp	7,620	1,152
Intuit Inc	2,076	472
IPG Photonics Corp *	267	42
Jabil Inc	1,500	41
Jack Henry & Associates Inc	637	102
Juniper Networks Inc	2,900	87
Keysight Technologies Inc *	1,600	106
KLA-Tencor Corp	1,313	134
Lam Research Corp	1,335	202
Leidos Holdings Inc	1,200	83
Littelfuse Inc	200	40
LogMeIn Inc	400	36
Manhattan Associates Inc *	700	38
Marvell Technology Group Ltd	4,472	86
Mastercard Inc, Cl A	7,698	1,714
Maxim Integrated Products Inc	2,300	130
Microchip Technology Inc	1,873	148
Micron Technology Inc *	9,682	438
Microsoft Corp	63,051	7,211
MKS Instruments Inc	400	32
Monolithic Power Systems Inc	300	38
Motorola Solutions Inc	1,400	182
National Instruments Corp	900	43
NCR Corp *	1,223	35
NetApp Inc	2,200	189
Nuance Communications *	2,300	40
Nutanix Inc, Cl A *	809	35
NVIDIA Corp	4,856	1,365

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NXP Semiconductors NV	2,849	$244
Okta Inc, Cl A *	700	49
ON Semiconductor Corp *	3,600	66
Oracle Corp, Cl B	23,305	1,202
Palo Alto Networks Inc *	751	169
Paychex Inc	2,600	191
Paycom Software Inc *	400	62
PayPal Holdings Inc *	9,836	864
Pegasystems Inc	400	25
Pluralsight, Cl A *	300	10
Proofpoint Inc *	400	42
PTC Inc *	1,000	106
Pure Storage Inc, Cl A *	1,400	36
Qorvo Inc *	1,068	82
QUALCOMM Inc	12,354	890
RealPage Inc *	600	39
Red Hat Inc *	1,437	196
RingCentral Inc, Cl A *	600	56
Sabre	2,000	52
salesforce.com Inc *	5,846	930
ServiceNow Inc *	1,456	285
Skyworks Solutions Inc	1,472	133
Splunk Inc *	1,200	145
Square Inc, Cl A *	2,400	238
SS&C Technologies Holdings Inc	1,700	97
Switch Inc, Cl A	100	1
Symantec Corp, Cl A	5,101	109
Synopsys Inc *	1,247	123
Tableau Software Inc, Cl A *	606	68
Teradata Corp *	897	34
Teradyne Inc	1,454	54
Texas Instruments Inc	8,126	872
Total System Services Inc	1,474	146
Trimble Inc *	2,100	91
Twilio Inc, Cl A *	600	52
Tyler Technologies Inc *	325	80
Ubiquiti Networks Inc	200	20
Ultimate Software Group Inc/The *	248	80
Universal Display Corp	342	40
VeriSign Inc *	900	144
Versum Materials Inc	806	29
Visa Inc, Cl A	14,926	2,240
VMware, Cl A *	594	93
Western Digital	2,497	146
Western Union Co	3,500	67
WEX Inc *	342	69
Workday Inc, Cl A *	1,200	175
Worldpay Inc, Cl A *	2,514	255
Xerox Corp	1,800	49
Xilinx Inc	2,100	168
Zebra Technologies Corp, Cl A *	500	88

8	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zendesk Inc *	800	$57

		48,751

Materials — 2.7%
Air Products & Chemicals Inc	1,866	312
Albemarle Corp	900	90
Alcoa Corp *	1,600	65
AptarGroup Inc	500	54
Ardagh Group SA, Cl A	100	2
Ashland Global Holdings Inc	500	42
Avery Dennison Corp	723	78
Axalta Coating Systems Ltd *	1,700	50
Ball Corp	2,900	128
Bemis Co Inc	800	39
Berry Global Group Inc *	1,177	57
Cabot Corp	500	31
Celanese Corp, Cl A	1,100	125
CF Industries Holdings Inc	2,037	111
Chemours Co/The	1,400	55
Crown Holdings Inc *	1,100	53
Domtar Corp	600	31
DowDuPont Inc	19,378	1,246
Eagle Materials Inc	359	31
Eastman Chemical Co	1,132	108
Ecolab Inc	2,171	340
FMC Corp	1,100	96
Freeport-McMoRan Inc, Cl B	11,700	163
Graphic Packaging Holding Co	2,400	34
Huntsman Corp	1,700	46
International Flavors & Fragrances Inc	812	113
International Paper Co	3,300	162
LyondellBasell Industries NV, Cl A	2,676	274
Martin Marietta Materials Inc, Cl A	564	103
Mosaic Co/The	2,900	94
NewMarket Corp	70	28
Newmont Mining Corp	4,300	130
Nucor Corp	2,600	165
Olin Corp	1,300	33
Owens-Illinois Inc *	1,400	26
Packaging Corp of America	767	84
Platform Specialty Products Corp *	2,100	26
PPG Industries Inc	2,100	229
Praxair Inc	2,387	384
Reliance Steel & Aluminum Co	546	47
Royal Gold Inc, Cl A	547	42
RPM International Inc	1,100	71
Scotts Miracle-Gro Co/The, Cl A	277	22
Sealed Air Corp	1,200	48
Sherwin-Williams Co/The, Cl A	696	317
Silgan Holdings Inc	800	22
Sonoco Products Co	800	44
Southern Copper Corp	800	35

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Steel Dynamics Inc	1,900	$86
United States Steel Corp	1,400	43
Valvoline Inc	1,600	34
Vulcan Materials Co	1,080	120
Westlake Chemical Corp	332	28
WestRock Co	2,100	112
WR Grace & Co	500	36

		6,345

Real Estate — 3.2%
Alexandria Real Estate Equities Inc ‡	837	105
American Campus Communities Inc ‡	1,100	45
American Homes 4 Rent, Cl A ‡	2,000	44
American Tower Corp, Cl A ‡	3,684	535
Apartment Investment & Management Co, Cl A ‡	1,200	53
Apple Hospitality Inc ‡	1,700	30
AvalonBay Communities Inc ‡	1,202	218
Boston Properties Inc ‡	1,262	155
Brandywine Realty Trust ‡	1,600	25
Brixmor Property Group Inc ‡	2,700	47
Brookfield Property, Cl A ‡	1,767	37
Camden Property Trust ‡	700	65
CBRE Group Inc, Cl A *	2,600	115
Colony Capital Inc ‡	4,700	29
Columbia Property Trust Inc ‡	1,100	26
CoreSite Realty Corp ‡	300	33
Corporate Office Properties Trust ‡	900	27
Crown Castle International Corp ‡	3,418	381
CubeSmart ‡	1,400	40
CyrusOne Inc ‡	800	51
DDR Corp ‡	900	12
Digital Realty Trust Inc, Cl A ‡	1,744	196
Douglas Emmett Inc ‡	1,200	45
Duke Realty Corp ‡	3,100	88
Empire State Realty Trust Inc, Cl A ‡	1,400	23
EPR Properties, Cl A ‡	600	41
Equinix Inc ‡	644	279
Equity Commonwealth *‡	1,000	32
Equity LifeStyle Properties Inc ‡	700	68
Equity Residential ‡	2,943	195
Essex Property Trust Inc ‡	518	128
Extra Space Storage Inc ‡	1,000	87
Federal Realty Investment Trust ‡	646	82
Forest City Realty Trust Inc, Cl A ‡	1,800	45
Gaming and Leisure Properties Inc ‡	1,655	58
HCP Inc ‡	4,070	107
Healthcare Trust of America Inc, Cl A ‡	1,600	43
Highwoods Properties Inc ‡	800	38
Hospitality Properties Trust ‡	1,300	37
Host Hotels & Resorts ‡	5,902	125
Howard Hughes Corp/The *	363	45

9	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hudson Pacific Properties Inc ‡	1,200	$39
Invitation Homes Inc ‡	2,400	55
Iron Mountain Inc ‡	2,400	83
JBG SMITH Properties ‡	800	29
Jones Lang LaSalle Inc	343	50
Kilroy Realty Corp ‡	800	57
Kimco Realty Corp ‡	3,100	52
Lamar Advertising Co, Cl A ‡	700	54
Liberty Property Trust ‡	1,200	51
Life Storage Inc ‡	400	38
Macerich Co/The ‡	1,200	66
Medical Properties Trust Inc ‡	2,800	42
Mid-America Apartment Communities Inc ‡	900	90
National Retail Properties Inc ‡	1,200	54
Omega Healthcare Investors Inc ‡	1,654	54
Outfront Media Inc ‡	1,200	24
Paramount Group Inc ‡	1,900	29
Park Hotels & Resorts Inc ‡	1,600	53
Prologis Inc ‡	5,151	349
Public Storage ‡	1,220	246
Rayonier Inc ‡	1,000	34
Realogy Holdings Corp	1,399	29
Realty Income Corp ‡	2,400	137
Regency Centers Corp ‡	1,200	78
Retail Properties of America Inc, Cl A ‡	2,100	26
Retail Value Inc *‡	90	3
SBA Communications Corp, Cl A *‡	996	160
Senior Housing Properties Trust ‡	1,900	33
Simon Property Group Inc ‡	2,560	452
SL Green Realty Corp ‡	735	72
Spirit Realty Capital Inc ‡	2,892	23
STORE Capital Corp ‡	1,400	39
Sun Communities Inc ‡	700	71
Taubman Centers Inc ‡	500	30
UDR Inc ‡	2,300	93
Uniti Group Inc ‡	1,400	28
Ventas Inc ‡	2,900	158
VEREIT Inc ‡	7,500	54
VICI Properties Inc ‡	3,300	71
Vornado Realty Trust ‡	1,400	102
Weingarten Realty Investors ‡	1,000	30
Welltower ‡	3,100	199
Weyerhaeuser Co ‡	6,297	203
WP Carey Inc ‡	800	51

		7,526

Utilities — 2.7%
AES Corp	5,700	80
Alliant Energy Corp	1,800	77
Ameren Corp	2,000	126
American Electric Power Co Inc	4,100	291
American Water Works Co Inc	1,452	128

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aqua America Inc	1,400	$52
Atmos Energy Corp	900	84
Avangrid Inc	500	24
CenterPoint Energy Inc	3,740	103
CMS Energy Corp	2,310	113
Consolidated Edison Inc	2,600	198
Dominion Energy Inc	5,387	379
DTE Energy Co	1,544	168
Duke Energy Corp	5,944	476
Edison International	2,748	186
Entergy Corp	1,550	126
Evergy Inc	2,217	122
Eversource Energy	2,600	160
Exelon Corp	8,068	352
FirstEnergy Corp	4,100	152
Hawaiian Electric Industries Inc	900	32
MDU Resources Group Inc	1,500	38
National Fuel Gas Co	700	39
NextEra Energy Inc	3,933	659
NiSource Inc	2,800	70
NRG Energy Inc	2,700	101
OGE Energy Corp	1,700	62
PG&E Corp	4,206	193
Pinnacle West Capital Corp	900	71
PPL Corp	5,658	165
Public Service Enterprise Group Inc	4,274	226
SCANA Corp	1,200	47
Sempra Energy	2,273	259
Southern Co	8,334	363
UGI Corp	1,530	85
Vectren Corp	700	50
Vistra Energy Corp *	3,469	86
WEC Energy Group Inc	2,600	174
Xcel Energy Inc	4,149	196

		6,313

Total Common Stock (Cost $216,913) ($ Thousands)		228,710

10	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
2.170% **†(C)	173,349	$173

Total Affiliated Partnership (Cost $173) ($ Thousands)		173

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	4,849,359	4,849

Total Cash Equivalent (Cost $4,849) ($ Thousands)		4,849

Total Investments in Securities — 99.9% (Cost $221,935) ($ Thousands)		$233,732

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	30	Dec-2018	$4,352	$4,379	$27
S&P Mid Cap 400 Index E-MINI	2	Dec-2018	408	405	(3)

			$4,760	$4,784	$24

Percentages are based on Net Assets of $233,871 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $43 ($ Thousands), or 0.0% of the Net Assets of the Fund (see Note 2).

(B)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018, was $168 ($ Thousands).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $173 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$228,710	$—	$—	$228,710
Affiliated Partnership	—	173	—	173
Cash Equivalent	4,849	—	—	4,849

Total Investments in Securities	$233,559	$173	$—	$233,732

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$27	$—	$—	$27
Unrealized Depreciation	(3)	—	—	(3)

Total Other Financial Instruments	$24	$—	$—	$24

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

11	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Concluded)

September 30, 2018

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Investments Co	$—	$84	$—	$—	$(11)	$73	$—
SEI Daily Income Trust, Government Fund, Cl F	—	206,674	(201,825)	—	—	4,849	50
SEI Liquidity Fund, L.P.	—	2,365	(2,192)	—	—	173	2

Totals	$—	$209,123	$(204,017)	$—	$(11)	$5,095	$52

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.6%

Communication Services — 5.5%
Activision Blizzard Inc	181,346	$15,086
Alphabet Inc, Cl A *	26,214	31,642
Alphabet Inc, Cl C *	26,751	31,927
AT&T Inc	340,306	11,428
BCE Inc	262,468	10,635
Cars.com Inc *	26,375	728
Charter Communications Inc, Cl A *	20,643	6,727
Comcast Corp, Cl A	162,942	5,770
Electronic Arts Inc *	137,324	16,546
Facebook Inc, Cl A *	173,490	28,532
Netflix Inc *	65,622	24,551
Omnicom Group Inc	111,965	7,616
TEGNA Inc	153,973	1,842
Tencent Holdings Ltd ADR	211,444	8,635
TripAdvisor Inc *	104,329	5,328
Verizon Communications Inc	102,216	5,457
Viacom Inc, Cl B	127,833	4,316
Walt Disney Co/The	54,000	6,315
Yelp Inc, Cl A *	51,177	2,518
Zynga Inc, Cl A *	227,798	913

		226,512

Consumer Discretionary — 12.5%
Amazon.com Inc, Cl A *	43,128	86,385
AutoZone Inc *	16,513	12,809
Best Buy Co Inc	186,465	14,798
Booking Holdings Inc *	7,673	15,223
Darden Restaurants Inc	3,127	348
Delphi Automotive PLC *	79,958	6,709
Delphi Technologies PLC	26,652	836
Dollar General Corp	420,873	46,001
Dollar Tree Inc *	19,725	1,609
Domino’s Pizza Inc	20,805	6,133
eBay Inc *	461,918	15,253
GameStop Corp, Cl A (A)	52,603	803
General Motors Co	94,123	3,169
Genuine Parts Co	100,263	9,966
Graham Holdings Co, Cl B	809	469
Home Depot Inc/The	157,210	32,566
Kohl’s Corp	46,716	3,483
Las Vegas Sands Corp	22,879	1,357
Lear Corp	115,549	16,755
Lowe’s Cos Inc	556,802	63,932
Macy’s Inc	115,047	3,996
Marriott International Inc/MD, Cl A	40,040	5,287
Michael Kors Holdings Ltd *	74,276	5,092
Murphy USA Inc *	24,225	2,070
NIKE Inc, Cl B	389,570	33,004
Norwegian Cruise Line Holdings Ltd *	285,518	16,397
PulteGroup Inc	125,000	3,096
PVH Corp	50,924	7,353

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qurate Retail Inc *	384,103	$8,531
Ross Stores Inc	243,090	24,090
Starbucks Corp	227,286	12,919
Target Corp, Cl A	54,025	4,766
Tiffany & Co	39,063	5,038
TJX Cos Inc/The	187,281	20,979
Toll Brothers Inc	70,296	2,322
TopBuild Corp *	51,618	2,933
Tractor Supply Co	73,032	6,637
Ulta Beauty Inc *	14,327	4,042
Whirlpool Corp	68,064	8,083
Wyndham Destinations Inc	15,527	673
Wyndham Hotels & Resorts Inc	15,527	863

		516,775

Consumer Staples — 7.1%
Altria Group Inc	264,167	15,932
Anheuser-Busch InBev SA/NV ADR (A)	85,244	7,465
Archer-Daniels-Midland Co	146,608	7,370
Clorox Co/The	40,884	6,149
Coca-Cola Co/The	83,088	3,838
Colgate-Palmolive Co	173,749	11,632
Conagra Brands Inc	179,877	6,110
Constellation Brands Inc, Cl A	79,385	17,117
Costco Wholesale Corp	89,408	21,000
Diageo PLC ADR	111,942	15,859
Estee Lauder Cos Inc/The, Cl A	35,000	5,086
Hershey Co/The	3,593	366
Ingredion Inc	22,400	2,351
JM Smucker Co/The	73,032	7,494
Kimberly-Clark Corp	41,873	4,758
Kraft Heinz Co/The	13,143	724
Kroger Co/The	864,549	25,167
Lamb Weston Holdings Inc	16,377	1,091
Mondelez International Inc, Cl A	24,475	1,051
Nu Skin Enterprises Inc, Cl A	24,106	1,987
PepsiCo Inc	135,535	15,153
Philip Morris International Inc	311,890	25,432
Procter & Gamble Co/The	233,806	19,460
Sysco Corp, Cl A	102,270	7,491
Tyson Foods Inc, Cl A	281,181	16,739
Unilever NV	257,261	14,291
Walgreens Boots Alliance Inc	184,087	13,420
Walmart Inc	222,560	20,901

		295,434

Energy — 6.8%
Anadarko Petroleum Corp, Cl A	101,444	6,838
Andeavor	46,376	7,119
BP PLC ADR	265,989	12,262
Canadian Natural Resources Ltd	278,313	9,090
Carrizo Oil & Gas Inc *	71,271	1,796

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chevron Corp	258,036	$31,553
Concho Resources Inc *	34,048	5,201
ConocoPhillips	271,983	21,052
Devon Energy Corp	273,875	10,939
Exxon Mobil Corp	164,776	14,009
Halliburton Co	84,336	3,418
Helmerich & Payne Inc	154,680	10,637
Kinder Morgan Inc/DE	391,905	6,948
Marathon Oil Corp	290,425	6,761
Marathon Petroleum Corp	237,204	18,969
Occidental Petroleum Corp	300,025	24,653
Oceaneering International Inc, Cl A	63,556	1,754
ONEOK Inc	50,000	3,390
PBF Energy Inc, Cl A	167,746	8,372
Phillips 66	113,325	12,774
Royal Dutch Shell PLC ADR, Cl A	404,712	27,577
Schlumberger Ltd, Cl A	123,878	7,547
Transocean Ltd *(A)	130,505	1,821
Valero Energy Corp	211,817	24,094
Williams Cos Inc/The	51,872	1,410

		279,984

Financials — 15.0%
Aflac Inc	346,780	16,323
Allstate Corp/The	59,438	5,867
Ally Financial Inc	59,881	1,584
American Financial Group Inc/OH	39,790	4,416
American International Group Inc	109,104	5,809
Ameriprise Financial Inc	82,444	12,174
Assurant Inc	122,808	13,257
Bank of America Corp	1,550,747	45,685
BB&T Corp	41,703	2,024
Berkshire Hathaway Inc, Cl B *	93,247	19,965
Blackstone Group LP/The (B)	44,695	1,702
Capital One Financial Corp	113,167	10,743
CIT Group Inc	14,719	760
Citigroup Inc	379,987	27,260
CME Group Inc	117,119	19,935
Cullen/Frost Bankers Inc	23,595	2,464
Discover Financial Services	241,586	18,469
Everest Re Group Ltd	57,218	13,073
FactSet Research Systems Inc	11,209	2,508
Fifth Third Bancorp	478,279	13,354
Goldman Sachs Group Inc/The	21,644	4,853
Hartford Financial Services Group Inc/The	101,910	5,091
Huntington Bancshares Inc/OH	321,477	4,796
Intercontinental Exchange Inc	250,350	18,749
JPMorgan Chase & Co	478,943	54,044
KeyCorp	816,571	16,242
KKR & Co Inc	266,561	7,269
Lincoln National Corp	182,558	12,352
Markel Corp *	5,000	5,942

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marsh & McLennan Cos Inc	138,328	$11,442
Moody’s Corp	288,575	48,250
Morgan Stanley	311,935	14,527
MSCI Inc, Cl A	225,501	40,006
PNC Financial Services Group Inc/The	46,966	6,396
Principal Financial Group Inc, Cl A	45,178	2,647
Progressive Corp/The	44,272	3,145
Prudential Financial Inc	112,425	11,391
Regions Financial Corp	507,300	9,309
Reinsurance Group of America Inc, Cl A	61,098	8,832
S&P Global Inc	18,482	3,611
Santander Consumer USA Holdings Inc	152,330	3,053
State Street Corp	181,276	15,187
SunTrust Banks Inc	129,324	8,638
T Rowe Price Group Inc	24,474	2,672
Travelers Cos Inc/The	120,419	15,620
Unum Group	155,168	6,062
US Bancorp	183,165	9,673
Voya Financial Inc	294,050	14,605
Wells Fargo & Co	368,253	19,355

		621,131

Health Care — 17.6%
Abbott Laboratories	274,129	20,110
AbbVie Inc	92,048	8,706
Aetna Inc, Cl A	56,625	11,486
Allergan PLC	21,656	4,125
AmerisourceBergen Corp, Cl A	110,450	10,186
Amgen Inc, Cl A	145,948	30,254
Anthem Inc	79,013	21,654
AstraZeneca PLC ADR	431,933	17,092
Baxter International Inc	180,158	13,888
Becton Dickinson and Co	281,078	73,361
Biogen Inc *	97,061	34,293
Cardinal Health Inc	72,515	3,916
Celgene Corp, Cl A *	245,980	22,013
Centene Corp *	73,877	10,696
Cigna Corp	68,071	14,176
CVS Health Corp	298,264	23,479
Edwards Lifesciences Corp, Cl A *	20,638	3,593
Eli Lilly & Co	169,143	18,151
Gilead Sciences Inc	149,334	11,530
HCA Healthcare Inc	109,165	15,187
Horizon Pharma PLC *	139,419	2,730
Humana Inc	44,504	15,065
IDEXX Laboratories Inc *	72,356	18,064
Illumina Inc *	39,855	14,629
Intuitive Surgical Inc *	8,418	4,832
IQVIA Holdings Inc *	24,596	3,191
Johnson & Johnson	522,363	72,175
McKesson Corp	31,594	4,191
Merck & Co Inc	605,640	42,964

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mettler-Toledo International Inc *	28,371	$17,277
Novo Nordisk A/S ADR	152,089	7,169
Pfizer Inc	791,349	34,875
Quest Diagnostics Inc	12,728	1,373
United Therapeutics Corp *	47,682	6,098
UnitedHealth Group Inc	396,675	105,531
Varian Medical Systems Inc *	44,957	5,032
Vertex Pharmaceuticals Inc *	9,535	1,838
Zoetis Inc, Cl A	63,768	5,839

		730,769

Industrials — 9.5%
3M Co	157,525	33,192
AECOM *	38,691	1,264
AerCap Holdings NV *	175,578	10,099
AGCO Corp	52,600	3,198
Alaska Air Group Inc	97,013	6,680
American Airlines Group Inc	76,487	3,161
Boeing Co/The	47,817	17,783
Caterpillar Inc, Cl A	47,565	7,253
CoStar Group Inc *	12,000	5,050
Cummins Inc	8,214	1,200
Deere & Co	31,142	4,682
Delta Air Lines Inc, Cl A	360,509	20,848
Eaton Corp PLC	101,803	8,829
Equifax Inc	9,257	1,209
FedEx Corp	20,626	4,967
Graco Inc	568,764	26,356
Harris Corp	25,220	4,267
Honeywell International Inc	60,000	9,984
Huntington Ingalls Industries Inc, Cl A	41,706	10,680
Illinois Tool Works Inc	108,757	15,348
Johnson Controls International PLC	133,816	4,684
Lockheed Martin Corp	35,370	12,237
Magna International Inc, Cl A	129,268	6,790
ManpowerGroup Inc	18,167	1,562
Masco Corp	44,254	1,620
Middleby Corp/The *	36,000	4,657
Norfolk Southern Corp	64,160	11,581
Northrop Grumman Corp	61,242	19,436
Oshkosh Corp	98,940	7,048
Raytheon Co	106,117	21,930
Robert Half International Inc	69,290	4,877
Roper Technologies Inc	23,713	7,024
Sensata Technologies Holding PLC *	80,000	3,964
Siemens AG ADR	70,000	4,470
Southwest Airlines Co, Cl A	177,834	11,106
SPX Corp *	169,689	5,652
Terex Corp	66,352	2,648
TransDigm Group Inc *	11,000	4,095
Trinity Industries Inc	90,264	3,307
United Continental Holdings Inc *	134,548	11,983

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Rentals Inc *	13,833	$2,263
United Technologies Corp	81,889	11,449
USG Corp *	41,806	1,811
Waste Management Inc	18,232	1,647
WW Grainger Inc	64,211	22,950
XPO Logistics Inc *	78,000	8,905

		395,746

Information Technology — 17.8%
Adobe Systems Inc *	137,412	37,094
Amdocs Ltd	69,042	4,555
Analog Devices Inc	82,993	7,674
Apple Inc	266,564	60,174
Applied Materials Inc	507,844	19,628
ASML Holding NV, Cl G (A)	57,233	10,761
Autodesk Inc, Cl A *	9,412	1,469
Automatic Data Processing Inc	156,283	23,546
Broadcom Inc	27,141	6,696
CA Inc	42,468	1,875
Cisco Systems Inc	569,792	27,720
Citrix Systems Inc *	44,716	4,971
Cognizant Technology Solutions Corp, Cl A	90,285	6,965
Corning Inc, Cl B	234,159	8,266
DXC Technology Co	38,661	3,616
Hewlett Packard Enterprise Co	307,307	5,012
HP Inc	480,394	12,380
Intel Corp	593,058	28,046
International Business Machines Corp	32,924	4,978
Intuit Inc	156,005	35,476
Jabil Inc	43,000	1,164
Juniper Networks Inc	66,060	1,980
Keysight Technologies Inc *	148,082	9,815
Lam Research Corp	22,006	3,338
Marvell Technology Group Ltd	291,026	5,617
Mastercard Inc, Cl A	372,740	82,976
Microchip Technology Inc (A)	92,658	7,312
Micron Technology Inc *	446,316	20,187
Microsoft Corp	821,259	93,927
Motorola Solutions Inc	22,111	2,877
NetApp Inc	14,353	1,233
NVIDIA Corp	14,094	3,961
Oracle Corp, Cl B	288,511	14,876
PayPal Holdings Inc *	279,222	24,527
Perspecta Inc	19,330	497
QUALCOMM Inc (A)	222,762	16,046
Red Hat Inc *	16,812	2,291
salesforce.com Inc *	15,984	2,542
Seagate Technology PLC	112,151	5,310
ServiceNow Inc *	18,268	3,574
Skyworks Solutions Inc	93,968	8,524
Tech Data Corp *	22,300	1,596
Teradata Corp *	40,522	1,528

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Texas Instruments Inc	211,061	$22,645
VeriSign Inc *	91,384	14,632
Visa Inc, Cl A	417,202	62,618
Vishay Intertechnology Inc	88,686	1,805
Western Digital Corp	72,366	4,236
Workday Inc, Cl A *	8,714	1,272
Zendesk Inc *	63,012	4,474

		738,282

Materials — 3.9%
Cabot Corp	99,097	6,215
Celanese Corp, Cl A	28,298	3,226
DowDuPont Inc	192,015	12,348
Eastman Chemical Co	109,370	10,469
Ecolab Inc	52,198	8,184
Freeport-McMoRan Inc, Cl B	477,895	6,652
Huntsman Corp	312,058	8,497
Ingevity Corp *	14,131	1,440
International Paper Co	367,473	18,061
Louisiana-Pacific Corp	155,746	4,126
LyondellBasell Industries NV, Cl A	132,110	13,543
Nucor Corp	46,516	2,951
Owens-Illinois Inc *	225,590	4,239
Praxair Inc	61,077	9,817
Reliance Steel & Aluminum Co	22,781	1,943
Sherwin-Williams Co/The, Cl A	89,695	40,830
United States Steel Corp	135,386	4,127
Westlake Chemical Corp	14,664	1,219
WestRock Co	84,787	4,531

		162,418

Real Estate — 2.3%
American Tower Corp, Cl A ‡	35,000	5,085
Brandywine Realty Trust ‡	138,389	2,175
CBRE Group Inc, Cl A *	41,173	1,816
Crown Castle International Corp ‡	186,696	20,785
Equinix Inc ‡	41,936	18,154
HCP Inc ‡	744,158	19,586
Hospitality Properties Trust ‡	97,540	2,813
Host Hotels & Resorts Inc ‡	211,297	4,458
Omega Healthcare Investors Inc ‡	66,265	2,172
Public Storage ‡	4,106	828
SBA Communications Corp, Cl A *‡	53,836	8,648
Senior Housing Properties Trust ‡	45,483	799
Simon Property Group Inc ‡	6,723	1,188
VEREIT Inc ‡	892,713	6,481
Welltower Inc ‡	36,322	2,336

		97,324

Utilities — 1.6%
Ameren Corp	113,300	7,163
American Electric Power Co Inc	179,636	12,732

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CenterPoint Energy Inc	65,000	$1,797
Edison International	165,088	11,173
Entergy Corp	36,104	2,929
Exelon Corp	317,795	13,875
FirstEnergy Corp	193,778	7,203
Public Service Enterprise Group Inc	158,869	8,387

		65,259

Total Common Stock (Cost $1,997,003) ($ Thousands)		4,129,634

AFFILIATED PARTNERSHIP — 0.9%
SEI Liquidity Fund, L.P.
2.170% **†(C)	37,562,378	37,560

Total Affiliated Partnership (Cost $37,560) ($ Thousands)		37,560

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	14,302,615	14,303

Total Cash Equivalent (Cost $14,303) ($ Thousands)		14,303

Total Investments in Securities— 100.9% (Cost $2,048,866) ($ Thousands)		$4,181,497

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2018

Percentages are based on Net Assets of $4,145,679 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $36,706 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $1,702 ($ Thousands), or 0.0% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $37,560 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,129,634	$—	$—	$4,129,634
Affiliated Partnership	—	37,560	—	37,560
Cash Equivalent	14,303	—	—	14,303

Total Investments in Securities	$4,143,937	$37,560	$—	$4,181,497

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Dividend Income
SEI Liquidity Fund, L.P.	$36,832	$455,317	$(454,586)	$—	$(3)	$37,560	$135
SEI Daily Income Trust, Government Fund, Cl F	162,415	315,704	(463,816)	—	—	14,303	1,236

Totals	$199,247	$771,021	$(918,402)	$—	$(3)	$51,863	$1,371

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.2%

Communication Services — 9.8%
Activision Blizzard Inc	27,700	$2,304
Alphabet Inc, Cl A *	10,846	13,092
Alphabet Inc, Cl C *	11,170	13,331
AT&T Inc	264,693	8,888
CBS Corp, Cl B	12,126	697
CenturyLink Inc	35,270	748
Charter Communications Inc, Cl A *	6,500	2,118
Comcast Corp, Cl A	166,796	5,906
Discovery Inc, Cl A *	5,600	179
Discovery Inc, Cl C *	12,704	376
DISH Network Corp, Cl A *	8,100	290
Electronic Arts Inc *	10,978	1,323
Facebook Inc, Cl A *	87,909	14,458
Interpublic Group of Cos Inc/The	14,401	329
Netflix Inc *	15,900	5,949
News Corp, Cl A	13,975	184
News Corp, Cl B	4,000	54
Omnicom Group Inc	8,004	544
Take-Two Interactive Software Inc, Cl A *	4,200	580
Twenty-First Century Fox Inc, Cl A	38,459	1,782
Twenty-First Century Fox Inc, Cl B	18,000	825
Twitter Inc *	26,600	757
Verizon Communications Inc	150,596	8,040
Viacom Inc, Cl B	12,601	425
Walt Disney Co/The	54,053	6,321

		89,500

Consumer Discretionary — 10.1%
Advance Auto Parts Inc	2,700	454
Amazon.com Inc, Cl A *	14,898	29,841
AutoZone Inc *	994	771
Best Buy Co Inc	8,654	687
Booking Holdings Inc *	1,711	3,395
BorgWarner Inc	7,800	334
CarMax Inc *	6,300	470
Carnival Corp	14,584	930
Chipotle Mexican Grill Inc, Cl A *	904	411
Darden Restaurants Inc	4,518	502
Delphi Automotive PLC *	9,500	797
Dollar General Corp	9,800	1,071
Dollar Tree Inc *	8,554	698
DR Horton Inc	12,158	513
eBay Inc *	34,149	1,128
Expedia Group Inc	4,255	555
Foot Locker Inc, Cl A	4,400	224
Ford Motor Co	143,537	1,328
Gap Inc/The	7,731	223
Garmin Ltd	4,505	316
General Motors Co	48,113	1,620
Genuine Parts Co	5,436	540
Goodyear Tire & Rubber Co/The	8,693	203

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
H&R Block Inc	7,613	$196
Hanesbrands Inc	12,900	238
Harley-Davidson Inc, Cl A	6,108	277
Hasbro Inc	4,096	431
Hilton Worldwide Holdings Inc	11,000	889
Home Depot Inc/The	41,745	8,647
Kohl’s Corp	6,056	451
L Brands Inc	8,027	243
Leggett & Platt Inc	4,759	208
Lennar Corp, Cl A	10,816	505
LKQ Corp *	11,500	364
Lowe’s Cos Inc	29,649	3,404
Macy’s Inc	10,864	377
Marriott International Inc, Cl A	10,624	1,403
Mattel Inc *(A)	12,531	197
McDonald’s Corp	28,317	4,737
MGM Resorts International	18,900	528
Michael Kors Holdings Ltd *	5,400	370
Mohawk Industries Inc *	2,200	386
Newell Brands Inc, Cl B	14,955	304
NIKE Inc, Cl B	46,594	3,947
Nordstrom Inc	4,307	258
Norwegian Cruise Line Holdings Ltd *	7,500	431
O’Reilly Automotive Inc *	2,900	1,007
PulteGroup Inc	9,599	238
PVH Corp	2,900	419
Ralph Lauren Corp, Cl A	2,005	276
Ross Stores Inc	13,536	1,341
Royal Caribbean Cruises Ltd	6,300	819
Starbucks Corp	49,234	2,798
Tapestry Inc	10,619	534
Target Corp, Cl A	19,028	1,678
Tiffany & Co	4,078	526
TJX Cos Inc/The	22,843	2,559
Tractor Supply Co	4,500	409
TripAdvisor Inc *	3,955	202
Ulta Beauty Inc *	2,100	592
Under Armour Inc, Cl A *(A)	7,005	149
Under Armour Inc, Cl C *	6,449	125
VF Corp	11,765	1,099
Whirlpool Corp	2,305	274
Wynn Resorts Ltd	3,600	457
Yum! Brands Inc	11,570	1,052

		92,356

Consumer Staples — 6.6%
Altria Group Inc	68,773	4,148
Archer-Daniels-Midland Co	20,075	1,009
Brown-Forman Corp, Cl B	6,365	322
Campbell Soup Co	6,784	249
Church & Dwight Co Inc	8,800	522
Clorox Co/The	4,642	698

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coca-Cola Co/The	139,149	$6,427
Colgate-Palmolive Co	31,795	2,129
Conagra Brands Inc	14,265	485
Constellation Brands Inc, Cl A	6,100	1,315
Costco Wholesale Corp	15,918	3,739
Coty Inc, Cl A	16,714	210
Estee Lauder Cos Inc/The, Cl A	8,200	1,192
General Mills Inc	21,286	914
Hershey Co/The	5,012	511
Hormel Foods Corp	10,008	394
JM Smucker Co/The	4,153	426
Kellogg Co	8,967	628
Kimberly-Clark Corp	12,503	1,421
Kraft Heinz Co/The	22,808	1,257
Kroger Co/The	29,136	848
McCormick & Co Inc	4,466	588
Molson Coors Brewing Co, Cl B	6,851	421
Mondelez International Inc, Cl A	53,720	2,308
Monster Beverage Corp *	14,754	860
PepsiCo Inc	51,515	5,759
Philip Morris International Inc	56,487	4,606
Procter & Gamble Co/The	90,708	7,550
Sysco Corp, Cl A	17,520	1,283
Tyson Foods Inc, Cl A	10,703	637
Walgreens Boots Alliance Inc	30,457	2,220
Walmart Inc	52,361	4,917

		59,993

Energy — 5.9%
Anadarko Petroleum Corp, Cl A	18,385	1,239
Andeavor	5,100	783
Apache Corp	14,100	672
Baker Hughes a GE Co	14,649	496
Cabot Oil & Gas Corp	15,813	356
Chevron Corp	69,823	8,538
Cimarex Energy Co	3,404	316
Concho Resources Inc *	7,400	1,130
ConocoPhillips	42,060	3,256
Devon Energy Corp	18,513	739
EOG Resources Inc	21,097	2,691
EQT Corp	9,305	412
Exxon Mobil Corp	154,246	13,114
Halliburton Co	32,242	1,307
Helmerich & Payne Inc	3,905	269
Hess Corp	9,275	664
HollyFrontier Corp	5,800	405
Kinder Morgan Inc	69,582	1,234
Marathon Oil Corp	31,356	730
Marathon Petroleum Corp	16,264	1,301
National Oilwell Varco Inc, Cl A	13,768	593
Newfield Exploration Co *	7,100	205
Noble Energy Inc	17,100	533

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Occidental Petroleum Corp	27,864	$2,290
ONEOK Inc	14,709	997
Phillips 66	15,675	1,767
Pioneer Natural Resources Co	6,104	1,063
Schlumberger Ltd, Cl A	50,400	3,070
TechnipFMC PLC	15,300	478
Valero Energy Corp	15,708	1,787
Williams Cos Inc/The	44,469	1,209

		53,644

Financials — 13.1%
Affiliated Managers Group Inc	2,000	273
Aflac Inc	28,234	1,329
Allstate Corp/The	12,559	1,240
American Express Co	25,528	2,719
American International Group Inc	32,030	1,705
Ameriprise Financial Inc	5,284	780
Aon PLC	8,929	1,373
Arthur J Gallagher & Co	6,400	476
Assurant Inc	2,005	216
Bank of America Corp	338,545	9,974
Bank of New York Mellon Corp/The	33,699	1,718
BB&T Corp	27,906	1,355
Berkshire Hathaway Inc, Cl B *	71,017	15,205
BlackRock Inc	4,461	2,103
Brighthouse Financial Inc *	4,403	195
Capital One Financial Corp	17,266	1,639
Cboe Global Markets Inc	3,800	365
Charles Schwab Corp/The	43,736	2,150
Chubb Ltd	16,934	2,263
Cincinnati Financial Corp	5,583	429
Citigroup Inc	91,751	6,582
Citizens Financial Group Inc	17,200	663
CME Group Inc	12,440	2,117
Comerica Inc	6,092	550
Discover Financial Services	12,530	958
E*TRADE Financial Corp *	9,352	490
Everest Re Group Ltd	1,500	343
Fifth Third Bancorp	24,311	679
Franklin Resources Inc	11,850	360
Goldman Sachs Group Inc/The	12,765	2,862
Hartford Financial Services Group Inc/The	12,686	634
Huntington Bancshares Inc	39,814	594
Intercontinental Exchange Inc	21,105	1,581
Invesco Ltd	15,300	350
Jefferies Financial Group Inc	11,413	251
JPMorgan Chase & Co	122,500	13,823
KeyCorp	37,583	748
Lincoln National Corp	7,898	534
Loews Corp	10,262	516
M&T Bank Corp	5,325	876
Marsh & McLennan Cos Inc	18,459	1,527

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MetLife Inc	35,839	$1,674
Moody’s Corp	6,108	1,021
Morgan Stanley	48,461	2,257
MSCI Inc, Cl A	3,300	585
Nasdaq Inc, Cl A	4,200	360
Northern Trust Corp	8,209	838
People’s United Financial Inc	12,600	216
PNC Financial Services Group Inc/The	16,784	2,286
Principal Financial Group Inc, Cl A	9,357	548
Progressive Corp/The	21,285	1,512
Prudential Financial Inc	15,366	1,557
Raymond James Financial Inc	4,800	442
Regions Financial Corp	39,763	730
S&P Global Inc	9,121	1,782
State Street Corp	13,991	1,172
SunTrust Banks Inc	16,596	1,108
SVB Financial Group, Cl B *	1,900	591
Synchrony Financial	25,463	791
T Rowe Price Group Inc	8,708	951
Torchmark Corp, Cl A	3,839	333
Travelers Cos Inc/The	9,856	1,278
Unum Group	7,961	311
US Bancorp	55,923	2,953
Wells Fargo & Co	158,015	8,305
Willis Towers Watson PLC	4,821	680
Zions Bancorp NA	7,060	354

		119,180

Health Care — 14.8%
Abbott Laboratories	63,719	4,674
AbbVie Inc	55,068	5,208
ABIOMED Inc *	1,600	720
Aetna Inc, Cl A	11,907	2,415
Agilent Technologies Inc	11,715	826
Alexion Pharmaceuticals Inc *	8,100	1,126
Align Technology Inc *	2,700	1,056
Allergan PLC	11,653	2,220
AmerisourceBergen Corp, Cl A	5,896	544
Amgen Inc, Cl A	23,629	4,898
Anthem Inc	9,502	2,604
Baxter International Inc	18,235	1,406
Becton Dickinson and Co	9,771	2,550
Biogen Inc *	7,300	2,579
Boston Scientific Corp *	50,312	1,937
Bristol-Myers Squibb Co	59,392	3,687
Cardinal Health Inc	11,159	603
Celgene Corp, Cl A *	25,705	2,300
Centene Corp *	7,500	1,086
Cerner Corp *	12,100	779
Cigna Corp	8,871	1,847
Cooper Cos Inc/The, Cl A	1,800	499
CVS Health Corp	36,952	2,909

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Danaher Corp, Cl A	22,396	$2,434
DaVita Inc *	4,505	323
DENTSPLY SIRONA Inc	8,509	321
Edwards Lifesciences Corp, Cl A *	7,700	1,341
Eli Lilly & Co	34,739	3,728
Envision Healthcare Corp *	4,368	200
Express Scripts Holding Co *	20,470	1,945
Gilead Sciences Inc	47,266	3,649
HCA Healthcare Inc	9,705	1,350
Henry Schein Inc *	5,700	485
Hologic Inc *	9,700	398
Humana Inc	5,001	1,693
IDEXX Laboratories Inc *	3,200	799
Illumina Inc *	5,400	1,982
Incyte Corp *	6,200	428
Intuitive Surgical Inc *	4,160	2,388
IQVIA Holdings Inc *	5,900	766
Johnson & Johnson	97,754	13,507
Laboratory Corp of America Holdings *	3,763	654
McKesson Corp	7,269	964
Medtronic PLC	49,172	4,837
Merck & Co Inc	96,974	6,879
Mettler-Toledo International Inc *	900	548
Mylan *	18,915	692
Nektar Therapeutics, Cl A *	6,400	390
PerkinElmer Inc	3,940	383
Perrigo Co PLC	4,804	340
Pfizer Inc	213,656	9,416
Quest Diagnostics Inc	5,024	542
Regeneron Pharmaceuticals Inc *	2,800	1,131
ResMed Inc	5,300	611
Stryker Corp	11,346	2,016
Thermo Fisher Scientific Inc	14,652	3,576
UnitedHealth Group Inc	35,128	9,345
Universal Health Services Inc, Cl B	3,100	396
Varian Medical Systems Inc *	3,305	370
Vertex Pharmaceuticals Inc *	9,300	1,793
Waters Corp *	2,897	564
WellCare Health Plans Inc *	1,800	577
Zimmer Biomet Holdings Inc	7,460	981
Zoetis Inc, Cl A	17,646	1,616

		134,831

Industrials — 9.5%
3M Co	21,401	4,509
Alaska Air Group Inc	4,400	303
Allegion PLC	3,470	314
American Airlines Group Inc	14,709	608
AMETEK Inc	8,200	649
AO Smith Corp	5,300	283
Arconic Inc	15,278	336
Boeing Co/The	19,441	7,230

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Caterpillar Inc, Cl A	21,706	$3,310
CH Robinson Worldwide Inc	4,905	480
Cintas Corp	3,212	635
Copart Inc *	7,100	366
CSX Corp	29,872	2,212
Cummins Inc	5,344	781
Deere & Co	11,806	1,775
Delta Air Lines Inc, Cl A	23,113	1,337
Dover Corp	5,237	464
Eaton Corp PLC	15,615	1,354
Emerson Electric Co	23,015	1,763
Equifax Inc	4,430	578
Expeditors International of Washington Inc	6,309	464
Fastenal Co, Cl A	10,109	587
FedEx Corp	8,905	2,144
Flowserve Corp	4,800	263
Fluor Corp	4,944	287
Fortive Corp (A)	11,248	947
Fortune Brands Home & Security Inc	5,500	288
General Dynamics Corp	10,230	2,094
General Electric Co	315,709	3,564
Harris Corp	4,400	745
Honeywell International Inc	27,051	4,501
Huntington Ingalls Industries Inc, Cl A	1,500	384
IHS Markit Ltd *	13,200	712
Illinois Tool Works Inc	11,329	1,599
Ingersoll-Rand PLC	8,904	911
Jacobs Engineering Group Inc	4,304	329
JB Hunt Transport Services Inc	3,100	369
Johnson Controls International PLC	33,909	1,187
Kansas City Southern	3,600	408
L3 Technologies Inc	2,923	622
Lockheed Martin Corp	9,036	3,126
Masco Corp	10,968	401
Nielsen Holdings PLC	13,300	368
Norfolk Southern Corp	10,130	1,828
Northrop Grumman Corp	6,323	2,007
PACCAR Inc	12,591	859
Parker-Hannifin Corp, Cl A	4,871	896
Pentair PLC	5,466	237
Quanta Services Inc *	5,400	180
Raytheon Co	10,473	2,164
Republic Services Inc	8,083	587
Robert Half International Inc	4,432	312
Rockwell Automation Inc	4,530	849
Rockwell Collins Inc	5,978	840
Rollins Inc	3,600	219
Roper Technologies Inc	3,800	1,126
Snap-on Inc	2,053	377
Southwest Airlines Co, Cl A	18,462	1,153
Stanley Black & Decker Inc	5,640	826
Stericycle Inc, Cl A *	3,104	182

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Textron Inc	9,007	$644
TransDigm Group Inc *	1,800	670
Union Pacific Corp	26,993	4,395
United Continental Holdings Inc *	8,500	757
United Parcel Service Inc, Cl B	25,124	2,933
United Rentals Inc *	3,000	491
United Technologies Corp	27,276	3,813
Verisk Analytics Inc, Cl A *	6,100	735
Waste Management Inc	14,528	1,313
WW Grainger Inc	1,665	595
Xylem Inc	6,400	511

		87,086

Information Technology — 20.6%
Accenture PLC, Cl A	23,404	3,983
Adobe Systems Inc *	17,841	4,816
Advanced Micro Devices Inc *	31,600	976
Akamai Technologies Inc *	6,304	461
Alliance Data Systems Corp	1,700	401
Amphenol Corp, Cl A	11,009	1,035
Analog Devices Inc	13,671	1,264
ANSYS Inc *	3,000	560
Apple Inc	167,082	37,717
Applied Materials Inc	36,050	1,393
Arista Networks Inc *	1,900	505
Autodesk Inc, Cl A *	8,017	1,252
Automatic Data Processing Inc	16,059	2,419
Broadcom Inc	15,746	3,885
Broadridge Financial Solutions Inc	4,300	567
CA Inc	11,561	510
Cadence Design Systems Inc *	9,900	449
Cisco Systems Inc	166,661	8,108
Citrix Systems Inc	4,542	505
Cognizant Technology Solutions Corp, Cl A	20,905	1,613
Corning Inc, Cl B	29,108	1,028
DXC Technology Co	10,230	957
F5 Networks Inc, Cl A *	2,200	439
Fidelity National Information Services Inc, Cl B	11,865	1,294
Fiserv Inc, Cl A *	14,920	1,229
FleetCor Technologies Inc *	3,300	752
FLIR Systems Inc	4,900	301
Gartner Inc *	3,400	539
Global Payments Inc	5,900	752
Hewlett Packard Enterprise Co	54,791	894
HP Inc	56,891	1,466
Intel Corp	168,063	7,948
International Business Machines Corp	33,333	5,040
Intuit Inc	9,486	2,157
IPG Photonics Corp *	1,300	203
Juniper Networks Inc	13,000	390
KLA-Tencor Corp	5,771	587

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lam Research Corp	5,622	$853
Mastercard Inc, Cl A	33,217	7,394
Microchip Technology Inc (A)	8,704	687
Micron Technology Inc *	42,269	1,912
Microsoft Corp	279,289	31,942
Motorola Solutions Inc	5,989	779
NetApp Inc	9,485	815
NVIDIA Corp	22,065	6,201
Oracle Corp, Cl B	103,123	5,317
Paychex Inc	11,469	845
PayPal Holdings Inc *	43,249	3,799
Qorvo Inc *	4,600	354
QUALCOMM Inc	51,154	3,685
Red Hat Inc *	6,400	872
salesforce.com Inc *	27,609	4,391
Seagate Technology PLC	9,100	431
Skyworks Solutions Inc	6,604	599
Symantec Corp, Cl A	22,547	480
Synopsys Inc *	5,500	542
TE Connectivity Ltd	12,509	1,100
Texas Instruments Inc	35,466	3,805
Total System Services Inc	6,089	601
VeriSign Inc *	4,000	640
Visa Inc, Cl A	64,718	9,714
Western Digital Corp	10,574	619
Western Union Co/The	17,234	329
Xerox Corp	7,576	204
Xilinx Inc	9,309	746

		188,051

Materials — 2.4%
Air Products & Chemicals Inc	8,026	1,341
Albemarle Corp	4,000	399
Avery Dennison Corp	3,315	359
Ball Corp	12,572	553
CF Industries Holdings Inc	8,250	449
DowDuPont Inc	84,121	5,410
Eastman Chemical Co	5,120	490
Ecolab Inc	9,134	1,432
FMC Corp	4,800	418
Freeport-McMoRan Inc, Cl B	53,536	745
International Flavors & Fragrances Inc	2,794	389
International Paper Co	14,674	721
LyondellBasell Industries, Cl A	11,504	1,179
Martin Marietta Materials Inc, Cl A	2,200	400
Mosaic Co/The	12,709	413
Newmont Mining Corp	18,925	572
Nucor Corp	11,295	717
Packaging Corp of America	3,400	373
PPG Industries Inc	8,890	970
Praxair Inc	10,499	1,688
Sealed Air Corp	5,928	238

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sherwin-Williams Co/The, Cl A	3,016	$1,373
Vulcan Materials Co	4,649	517
WestRock Co	9,284	496

		21,642

Real Estate — 2.6%
Alexandria Real Estate Equities Inc ‡	3,800	478
American Tower Corp, Cl A ‡	16,100	2,339
Apartment Investment & Management Co, Cl A ‡	5,539	244
AvalonBay Communities Inc ‡	5,108	925
Boston Properties Inc ‡	5,600	689
CBRE Group Inc, Cl A *	11,709	516
Crown Castle International Corp ‡	15,104	1,682
Digital Realty Trust Inc, Cl A ‡	7,400	832
Duke Realty Corp ‡	12,700	360
Equinix Inc ‡	2,856	1,236
Equity Residential ‡	13,244	878
Essex Property Trust Inc ‡	2,400	592
Extra Space Storage Inc ‡	4,400	381
Federal Realty Investment Trust ‡	2,600	329
HCP Inc ‡	17,000	448
Host Hotels & Resorts Inc ‡	26,774	565
Iron Mountain Inc ‡	10,238	353
Kimco Realty Corp ‡	15,613	261
Macerich Co/The ‡	3,904	216
Mid-America Apartment Communities Inc ‡	4,100	411
Prologis Inc ‡	22,999	1,559
Public Storage ‡	5,433	1,096
Realty Income Corp ‡	10,700	609
Regency Centers Corp ‡	6,299	407
SBA Communications Corp, Cl A *‡	4,100	659
Simon Property Group Inc ‡	11,306	1,998
SL Green Realty Corp ‡	3,200	312
UDR Inc ‡	9,500	384
Ventas Inc ‡	12,632	687
Vornado Realty Trust ‡	6,077	444
Welltower Inc ‡	13,300	856
Weyerhaeuser Co ‡	27,161	877

		23,623

Utilities — 2.8%
AES Corp	24,690	346
Alliant Energy Corp	8,400	358
Ameren Corp	8,753	553
American Electric Power Co Inc	18,115	1,284
American Water Works Co Inc	6,600	581
CenterPoint Energy Inc	18,285	506
CMS Energy Corp	10,401	510
Consolidated Edison Inc	11,133	848
Dominion Energy Inc	23,840	1,675
DTE Energy Co	6,645	725

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Duke Energy Corp	26,016	$2,082
Edison International	11,657	789
Entergy Corp	6,664	541
Evergy Inc	9,799	538
Eversource Energy	11,435	703
Exelon Corp	35,255	1,539
FirstEnergy Corp	18,023	670
NextEra Energy Inc	17,120	2,869
NiSource Inc	12,592	314
NRG Energy Inc	10,613	397
PG&E Corp *	18,529	852
Pinnacle West Capital Corp	4,149	328
PPL Corp	24,771	725
Public Service Enterprise Group Inc	18,130	957
SCANA Corp	5,004	195
Sempra Energy	10,070	1,145
Southern Co/The	36,935	1,610
WEC Energy Group Inc	11,619	776
Xcel Energy Inc	18,236	861

		25,277

Total Common Stock (Cost $368,714) ($ Thousands)		895,183

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
2.087%, 12/06/2018 (B)(C)	$800	$797

Total U.S. Treasury Obligation (Cost $797) ($ Thousands)		797

	Shares

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
2.170% **†(D)	1,791,372	1,791

Total Affiliated Partnership (Cost $1,791) ($ Thousands)		1,791

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	18,430,944	18,431

Total Cash Equivalent (Cost $18,431) ($ Thousands)		18,431

Total Investments in Securities — 100.5% (Cost $389,733) ($ Thousands)		$916,202

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	117	Dec-2018	$16,995	$17,076	$81

Percentages are based on Net Assets of $911,191 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $1,749 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $1,791 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$895,183	$—	$—	$895,183
U.S. Treasury Obligation	—	797	—	797
Affiliated Partnership	—	1,791	—	1,791
Cash Equivalent	18,431	—	—	18,431

Total Investments in Securities	$913,614	$2,588	$—	$916,202

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$81	$—	$—	$81

Total Other Financial Instruments	$81	$—	$—	$81

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Concluded)

September 30, 2018

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$3,765	$9,332	$(11,306)	$—	$—	$1,791	$9
SEI Daily Income Trust, Government Fund, ClF	14,705	155,941	(152,215)	—	—	18,431	201

Totals	$18,470	$165,273	$(163,521)	$—	$—	$20,222	$210

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 2.7%
Boingo Wireless Inc *	130,136	$4,542
Care.com Inc *	1,780	39
Cargurus Inc, Cl A *	6,009	335
Cogent Communications Holdings Inc	13,810	771
Criteo SA ADR *(A)	77,506	1,778
Entravision Communications Corp, Cl A	37,900	186
Gannett Co Inc	35,313	353
Intelsat SA *	22,848	685
Iridium Communications Inc *	38,313	862
John Wiley & Sons Inc, Cl A	7,626	462
Marcus Corp/The	20,048	843
National CineMedia Inc	27,535	292
Nexstar Media Group Inc, Cl A	21,478	1,748
QuinStreet Inc *	9,575	130
Rosetta Stone Inc *	12,082	240
TechTarget Inc *	6,568	128
Tribune Media Co, Cl A	23,537	904
Vonage Holdings Corp *	203,588	2,883
World Wrestling Entertainment Inc, Cl A	12,925	1,250
XO Group Inc *	10,224	352
Yelp Inc, Cl A *	15,032	740
Zynga Inc, Cl A *	60,000	241

		19,764

Consumer Discretionary — 16.4%
1-800-Flowers.com Inc, Cl A *	42,818	505
Aaron’s Inc	11,949	651
Abercrombie & Fitch Co, Cl A	5,790	122
Acushnet Holdings Corp	9,316	256
Advance Auto Parts Inc	13,098	2,205
American Axle & Manufacturing Holdings Inc *	28,588	499
American Eagle Outfitters Inc	25,113	624
American Public Education Inc *	28,230	933
America’s Car-Mart Inc/TX *	4,552	356
Asbury Automotive Group Inc *	6,582	452
Ascena Retail Group Inc *	54,415	249
Bassett Furniture Industries Inc	10,533	224
Big Lots Inc (A)	147,403	6,160
Biglari Holdings Inc, Cl B *	1,630	296
BJ’s Restaurants Inc	15,256	1,101
Bloomin’ Brands Inc	92,903	1,839
Boot Barn Holdings Inc *	16,791	477
Bright Horizons Family Solutions Inc *	5,820	686
Brinker International Inc	12,066	564
Brunswick Corp/DE	7,021	471
Callaway Golf Co	61,905	1,504
Cambium Learning Group Inc *	45,552	539
Carrols Restaurant Group Inc *	20,048	293
Carter’s Inc	6,500	641
Carvana Co, Cl A *(A)	6,456	381

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cato Corp/The, Cl A	19,812	$416
Cavco Industries Inc *	2,977	753
Cheesecake Factory Inc/The (A)	142,525	7,631
Chegg Inc *	22,151	630
Chico’s FAS Inc	29,328	254
Chuy’s Holdings Inc *	3,266	86
Citi Trends Inc	33,273	957
Columbia Sportswear Co	10,325	961
Conn’s Inc *(A)	66,995	2,368
Cooper Tire & Rubber Co (A)	76,154	2,155
Cooper-Standard Holdings Inc *	955	115
Dave & Buster’s Entertainment Inc	50,044	3,314
Deckers Outdoor Corp *	13,433	1,593
Del Frisco’s Restaurant Group Inc *	91,598	760
Del Taco Restaurants Inc *	20,827	246
Denny’s Corp, Cl A *	8,993	132
Dick’s Sporting Goods Inc	6,738	239
Dillard’s Inc, Cl A (A)	2,344	179
Dine Brands Global Inc	7,726	628
DSW Inc, Cl A	14,506	491
Eldorado Resorts Inc *(A)	61,896	3,008
Etsy Inc *	39,237	2,016
Expedia Group Inc	2,531	330
Express Inc *	23,936	265
Extended Stay America Inc	5,248	106
Five Below Inc *	4,798	624
Foot Locker Inc, Cl A	13,614	694
Fossil Group Inc *	4,861	113
Fox Factory Holding Corp *	9,284	650
Francesca’s Holdings Corp *	42,839	159
Gentherm Inc *	44,346	2,016
Graham Holdings Co, Cl B	676	392
Grand Canyon Education Inc *	5,282	596
Group 1 Automotive Inc	5,335	346
GrubHub Inc *	5,518	765
H&R Block Inc	6,663	172
Haverty Furniture Cos Inc	14,206	314
Helen of Troy Ltd *	6,448	844
Hibbett Sports Inc *	28,787	541
Horizon Global Corp *(A)	66,099	471
Hudson Ltd, Cl A *	31,843	718
International Speedway Corp, Cl A	301	13
iRobot Corp *	6,414	705
Jack in the Box Inc	32,998	2,766
Johnson Outdoors Inc, Cl A	3,737	347
K12 Inc *	34,539	611
KB Home	1,500	36
Kohl’s Corp	12,988	968
Lands’ End Inc *	12,199	214
LCI Industries	25,211	2,087
LKQ Corp *	80,092	2,537
Malibu Boats Inc, Cl A *	11,903	651

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marriott Vacations Worldwide Corp	—	$—
Matthews International Corp, Cl A	17,403	873
MCBC Holdings Inc *	633	23
Michael Kors Holdings Ltd *	14,339	983
Michaels Cos Inc/The *	39,866	647
Modine Manufacturing Co *	27,064	403
Movado Group Inc	8,779	368
Murphy USA Inc *	21,193	1,811
Nautilus Inc *	6,372	89
New York & Co Inc *	7,209	28
Ollie’s Bargain Outlet Holdings Inc *	5,164	496
Oxford Industries Inc, Cl A	18,209	1,642
Perry Ellis International Inc, Cl A *	29,036	794
Planet Fitness Inc, Cl A *	11,208	606
PlayAGS Inc *	71,807	2,116
Polaris Industries Inc	12,606	1,273
Pool Corp	18,264	3,048
Ralph Lauren Corp, Cl A	2,815	387
RCI Hospitality Holdings Inc	14,534	430
Red Robin Gourmet Burgers Inc *	3,876	156
RH *(A)	1,632	214
Rocky Brands Inc	15,286	433
Roku Inc, Cl A *(A)	11,570	845
SeaWorld Entertainment Inc *	25,334	796
Shoe Carnival Inc	4,849	187
Shutterfly Inc *	34,434	2,269
Shutterstock Inc	22,953	1,253
Six Flags Entertainment Corp (A)	37,598	2,625
Skechers U.S.A. Inc, Cl A **	178,509	4,986
Skyline Champion Corp	748	21
Stamps.com Inc *	11,334	2,564
Steven Madden Ltd	7,266	384
Stitch Fix Inc, Cl A *(A)	15,033	658
Stoneridge Inc *	7,169	213
Strategic Education Inc	30,209	4,140
Tailored Brands Inc	18,096	456
Taylor Morrison Home Corp, Cl A *	27,097	489
Tilly’s Inc, Cl A	39,244	744
Tower International Inc	12,242	370
Town Sports International Holdings Inc *	10,084	87
Tractor Supply Co	20,542	1,867
Turtle Beach Corp *(A)	1,334	27
Vail Resorts Inc	10,285	2,822
Vera Bradley Inc *	38,672	590
Vista Outdoor Inc *	32,102	574
Weight Watchers International Inc *	10,865	782
Wingstop Inc, Cl A	10,564	721
ZAGG Inc *	7,877	116
Zumiez Inc *	7,475	197

		119,614

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Consumer Staples — 4.1%
Andersons Inc/The	26,602	$1,002
B&G Foods Inc, Cl A (A)	24,435	671
Boston Beer Co Inc/The, Cl A *	129	37
Cal-Maine Foods Inc	2,347	113
Central Garden & Pet Co, Cl A *	62,211	2,062
Chefs’ Warehouse Inc/The *	18,000	654
Darling Ingredients Inc *	83,324	1,610
Energizer Holdings Inc	13,311	781
Flowers Foods Inc	10,526	196
Freshpet Inc *	18,630	684
Hain Celestial Group Inc/The *	242,512	6,577
Herbalife Nutrition Ltd *	5,542	302
Hostess Brands Inc, Cl A *	172,873	1,914
Ingles Markets Inc, Cl A	2,317	79
Ingredion Inc	3,954	415
Lamb Weston Holdings Inc	12,122	807
Medifast Inc	5,824	1,290
Natural Grocers by Vitamin Cottage Inc *	3,964	67
Nu Skin Enterprises Inc, Cl A	2,408	199
Performance Food Group Co *	31,522	1,050
Pilgrim’s Pride Corp *	136,798	2,475
Pinnacle Foods Inc	6,148	398
Sanderson Farms Inc	6,602	682
Simply Good Foods Co/The *(A)	36,354	707
SpartanNash Co	10,423	209
Spectrum Brands Holdings Inc	13,237	989
Sprouts Farmers Market Inc *	21,945	602
TreeHouse Foods Inc *	31,678	1,516
United Natural Foods Inc *	2,656	80
US Foods Holding Corp *	21,331	657
USANA Health Sciences Inc *	6,645	801

		29,626

Energy — 3.9%
Abraxas Petroleum Corp *	97,285	227
Adams Resources & Energy Inc	398	17
Antero Resources Corp *	4,447	79
Apergy Corp *	4,975	217
Arch Coal Inc	6,124	547
Bonanza Creek Energy Inc *	24,741	737
C&J Energy Services Inc *	39,019	812
California Resources Corp *(A)	13,580	659
Callon Petroleum Co *	68,444	821
Carrizo Oil & Gas Inc *	100,929	2,543
CNX Resources Corp *	26,880	385
CVR Energy Inc	9,528	383
Delek US Holdings Inc	13,402	569
Denbury Resources Inc *	14,791	92
Energen Corp *	5,103	440
Energy Fuels Inc/Canada *	10,626	35
Exterran Corp *	3,277	87

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Extraction Oil & Gas Inc *	9,701	$109
Gulfport Energy Corp *	311,340	3,241
Helix Energy Solutions Group Inc *	11,026	109
HollyFrontier Corp	17,084	1,194
Keane Group Inc *	13,717	170
KLX Energy Services Holdings Inc *	746	24
Kosmos Energy Ltd *	10,342	97
Laredo Petroleum Inc *	18,951	155
Mammoth Energy Services Inc	1,970	57
Matrix Service Co *	22,138	546
McDermott International Inc *	5,471	101
Midstates Petroleum Co Inc *	26,617	237
Murphy Oil Corp	13,063	435
Newfield Exploration Co *	16,840	485
Nine Energy Service Inc *	3,173	97
Northern Oil and Gas Inc *(A)	73,841	295
Ocean Rig UDW Inc, Cl A *	2,899	100
Overseas Shipholding Group Inc, Cl A *	141,540	446
Par Pacific Holdings *	8,000	163
PBF Energy Inc, Cl A	49,816	2,486
PDC Energy Inc, Cl A *	8,031	393
Peabody Energy Corp	31,625	1,127
Profire Energy Inc *	3,048	10
Range Resources Corp	198,167	3,367
Renewable Energy Group Inc *	23,383	673
REX American Resources Corp *	2,555	193
SandRidge Energy Inc *	6,321	69
Select Energy Services Inc, Cl A *	39,364	466
Southwestern Energy Co *	47,073	240
SRC Energy Inc *	93,325	830
W&T Offshore Inc *	69,886	674
Whiting Petroleum Corp *	4,611	245
WildHorse Resource Development Corp *	15,039	355
WPX Energy Inc *	12,542	252

		28,091

Financials — 16.3%
1st Source Corp	14,154	745
AGNC Investment Corp	20,928	390
Alleghany Corp	681	444
Ambac Financial Group Inc *	11,284	230
American Equity Investment Life Holding Co	163,492	5,781
American Financial Group Inc/OH	4,868	540
American National Insurance Co	1,256	162
AMERISAFE Inc	2,252	140
Arbor Realty Trust Inc	17,138	197
Argo Group International Holdings Ltd	3,346	211
Assured Guaranty Ltd	17,656	746
Axis Capital Holdings Ltd	11,716	676
Axos Financial Inc *	52,993	1,822
Banc of California Inc	37,127	702

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BancFirst Corp	2,485	$149
Bancorp Inc/The *	110,028	1,055
Bank of Marin Bancorp	5,098	428
Bank of NT Butterfield & Son Ltd/The	40,118	2,081
Bank OZK	71,410	2,711
BankUnited Inc	174,880	6,191
Baycom Corp *	2,920	78
Blackstone Mortgage Trust Inc, Cl A (A)	59,016	1,978
Blucora Inc *	532	21
Brighthouse Financial Inc *	7,374	326
Brown & Brown Inc	13,982	413
Camden National Corp	2,748	119
Capstar Financial Holdings Inc	2,099	35
Carolina Financial Corp	4,245	160
Central Pacific Financial Corp	5,949	157
Chemical Financial Corp	22,772	1,216
Chimera Investment Corp	12,985	235
CNO Financial Group Inc	239,032	5,072
CoBiz Financial Inc	79	2
Community Trust Bancorp Inc	15,799	732
Cowen Inc, Cl A *(A)	110,753	1,805
Credit Acceptance Corp, Cl A *	779	341
Curo Group Holdings Corp *	23,831	720
Dime Community Bancshares Inc	27,390	489
Dynex Capital Inc	5,098	33
Eagle Bancorp Inc *	18,597	941
eHealth Inc *	18,962	536
Employers Holdings Inc	24,477	1,109
Enova International Inc *	10,795	311
Enstar Group Ltd *	1,054	220
Enterprise Financial Services Corp	6,426	341
Erie Indemnity Co, Cl A	677	86
Everest Re Group Ltd	2,444	558
EZCORP Inc, Cl A *	9,834	105
Federal Agricultural Mortgage Corp, Cl C	5,014	362
Federated Investors Inc, Cl B	15,082	364
FedNat Holding Co	13,371	341
Financial Institutions Inc	17,234	541
First American Financial Corp	24,121	1,244
First BanCorp/Puerto Rico *	58,934	536
First Bancorp/Southern Pines NC	633	26
First Bancshares Inc/The	3,139	123
First Citizens BancShares Inc/NC, Cl A	2,670	1,208
First Commonwealth Financial Corp	292,515	4,721
First Defiance Financial Corp	59,445	1,790
First Financial Corp/IN	6,504	327
First Financial Northwest Inc	2,074	34
First Horizon National Corp	75,668	1,306
First Northwest Bancorp *	2,329	36
First of Long Island Corp/The	7,419	161
Flushing Financial Corp	7,843	191
FNB Corp/PA (Pennsylvania) (A)	546,768	6,955

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genworth Financial Inc, Cl A *	44,935	$187
Great Southern Bancorp Inc	14,160	784
Great Western Bancorp Inc	112,971	4,766
Green Dot Corp, Cl A *	6,619	588
Guaranty Bancorp	1,646	49
Hamilton Lane Inc, Cl A	4,556	202
Hanmi Financial Corp	17,417	434
Hanover Insurance Group Inc/The, Cl A	9,924	1,224
Health Insurance Innovations Inc, Cl A *	23,489	1,448
Heartland Financial USA Inc	8,387	487
Hercules Capital Inc, Cl A	96,388	1,268
Heritage Commerce Corp	8,256	123
Home BancShares Inc/AR	61,930	1,356
HomeStreet Inc *	16,534	438
Horizon Bancorp Inc/IN	11,085	219
IBERIABANK Corp	24,945	2,029
Independent Bank Corp/MI	55,221	1,306
INTL. FCStone Inc *	6,239	301
Investment Technology Group Inc	6,435	139
Kemper Corp, Cl A	1,388	112
MB Financial Inc	35,147	1,621
Mercantile Bank Corp	10,686	357
Merchants Bancorp/IN	5,452	139
Meridian Bancorp Inc	7,094	121
Metropolitan Bank Holding Corp *	2,340	96
MFA Financial Inc	24,425	180
MGIC Investment Corp *	46,229	615
Moelis & Co, Cl A	8,319	456
National General Holdings Corp	268,229	7,199
National Western Life Group Inc, Cl A	1,299	415
Navigators Group Inc/The	231	16
Nelnet Inc, Cl A	3,418	195
New Residential Investment Corp	14,137	252
OFG Bancorp (B)	231,449	3,738
Old Republic International Corp	11,238	252
Old Second Bancorp Inc	7,999	124
On Deck Capital Inc *	16,501	125
Oppenheimer Holdings Inc, Cl A	22,725	718
Oritani Financial Corp	14,679	228
Park National Corp	510	54
PCSB Financial Corp	3,646	74
Peapack Gladstone Financial Corp	9,215	285
PennyMac Financial Services Inc, Cl A	13,660	285
PJT Partners Inc	49	3
QCR Holdings Inc	11,616	475
Radian Group Inc	23,656	489
RBB Bancorp	3,780	93
Regional Management Corp *	21,299	614
Reinsurance Group of America Inc, Cl A	4,772	690
RenaissanceRe Holdings Ltd	4,417	590
Republic Bancorp Inc/KY, Cl A	3,233	149
Safety Insurance Group Inc	7,113	637

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sandy Spring Bancorp Inc	3,671	$144
Santander Consumer USA Holdings Inc	3,482	70
Selective Insurance Group Inc	2,027	129
Starwood Property Trust Inc	12,619	272
State Bank Financial Corp	3,000	91
Sterling Bancorp/DE	97,466	2,144
Stewart Information Services Corp	1,410	63
Stock Yards Bancorp Inc	2,460	89
Synovus Financial Corp	2,414	111
TCF Financial Corp	31,292	745
Torchmark Corp, Cl A	1,236	107
TriCo Bancshares	9,649	373
TriState Capital Holdings Inc *	13,391	370
Triumph Bancorp Inc *	5,194	198
TrustCo Bank Corp NY	8,259	70
Two Harbors Investment Corp	12,137	181
Umpqua Holdings Corp	242,048	5,035
United Financial Bancorp Inc	8,682	146
Universal Insurance Holdings Inc	11,562	561
Univest Corp of Pennsylvania	48,291	1,277
Veritex Holdings Inc *	7,296	206
Voya Financial Inc	6,652	330
Waddell & Reed Financial Inc, Cl A (A)	24,599	521
Walker & Dunlop Inc	8,773	464
Washington Trust Bancorp Inc	1,557	86
Waterstone Financial Inc	9,027	155
Wintrust Financial Corp	22,178	1,884

		118,373

Health Care — 14.5%
Acadia Healthcare Co Inc, Cl A *(A)	36,584	1,288
Acceleron Pharma Inc *	10,280	588
Aclaris Therapeutics Inc *	25,861	375
Acorda Therapeutics Inc *	6,429	126
Aerie Pharmaceuticals Inc *	20,970	1,291
Aldeyra Therapeutics Inc *	37,571	518
AMAG Pharmaceuticals Inc *(A)	61,182	1,224
Amedisys Inc *	6,044	755
AMN Healthcare Services Inc *	3,015	165
Amneal Pharmaceuticals Inc *	4,238	94
AngioDynamics *	3,233	70
Arbutus Biopharma Corp *(A)	47,256	447
ArQule Inc *	7,000	40
Array BioPharma Inc *	4,594	70
Arrowhead Pharmaceuticals Inc *(A)	27,635	530
AtriCure Inc *	20,237	709
Avanos Medical Inc *	20,417	1,399
BioMarin Pharmaceutical Inc *	15,619	1,515
Bio-Rad Laboratories Inc, Cl A *	2,642	827
Bio-Techne Corp	3,665	748
BioTelemetry Inc *	47,088	3,035
Bruker Corp	21,442	717

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cambrex Corp *	4,074	$279
CareDx Inc *	5,956	172
Catalent Inc *	1,699	77
Charles River Laboratories International Inc *	8,209	1,104
Civitas Solutions Inc *	15,652	231
Clovis Oncology Inc *	12,709	373
Collegium Pharmaceutical Inc *(A)	34,983	516
Concert Pharmaceuticals Inc *	11,984	178
CONMED Corp	17,976	1,424
Cross Country Healthcare Inc *	8,120	71
CryoLife Inc *	16,389	577
Deciphera Pharmaceuticals Inc *	11,223	435
Durect Corp *	66,720	73
Eagle Pharmaceuticals Inc/DE *	2,193	152
Emergent BioSolutions Inc *	69,559	4,579
Enanta Pharmaceuticals Inc *	2,227	190
Encompass Health Corp	16,500	1,286
Endo International PLC *	6,236	105
Envision Healthcare Corp *	17,200	787
Evolent Health Inc, Cl A *	22,500	639
Genomic Health Inc *	15,933	1,119
Haemonetics Corp *	7,426	851
HealthEquity Inc *	7,339	693
Heron Therapeutics Inc *	12,852	407
Hill-Rom Holdings Inc	1,916	181
HMS Holdings Corp *	18,996	623
Immunomedics Inc *	22,084	460
Inogen Inc *	2,478	605
Insmed Inc *	24,096	487
Inspire Medical Systems Inc *	13,763	579
Integer Holdings Corp *	19,484	1,616
Integra LifeSciences Holdings Corp *	40,416	2,662
iRadimed Corp *	759	28
iRhythm Technologies Inc *	7,117	674
Jazz Pharmaceuticals PLC *	12,631	2,124
Keryx Biopharmaceuticals Inc *(A)	181,602	617
Lannett Co Inc *(A)	111,641	530
Lantheus Holdings Inc *	29,538	442
LHC Group Inc *	9,530	981
Ligand Pharmaceuticals Inc *	27,774	7,624
LivaNova PLC *	2,886	358
Loxo Oncology Inc *	2,595	443
Luminex Corp	16,031	486
Madrigal Pharmaceuticals Inc *	1,925	412
Magellan Health Inc *	5,795	418
Mallinckrodt PLC *	2,482	73
Masimo Corp *	6,329	788
Medidata Solutions Inc *	14,814	1,086
MEDNAX Inc *	11,824	552
Medpace Holdings Inc *	14,452	866
Meridian Bioscience Inc	33,971	506

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MiMedx Group Inc *(A)	28,668	$177
Mirati Therapeutics Inc *	7,636	360
Molina Healthcare Inc *	6,796	1,011
Myriad Genetics Inc *	36,925	1,699
Natera Inc *	26,426	633
National HealthCare Corp	4,141	312
Natural Health Trends	3,361	78
Nektar Therapeutics, Cl A *	39,335	2,398
NeoGenomics Inc *	125,914	1,933
NextGen Healthcare Inc *	66,258	1,330
Novocure Ltd *	14,698	770
Nuvectra Corp *	38,650	850
Omnicell Inc *	46,674	3,356
Optinose Inc *	30,493	379
Orthofix Medical Inc *	10,808	625
Pacira Pharmaceuticals Inc/DE *	26,721	1,313
Patterson Cos Inc	30,479	745
PetIQ Inc, Cl A *(A)	15,433	607
Phibro Animal Health Corp, Cl A	27,152	1,165
Premier Inc, Cl A *	76,381	3,497
Prestige Consumer Healthcare Inc, Cl A *	40,040	1,517
Progenics Pharmaceuticals Inc *	48,875	306
Puma Biotechnology Inc *	18,164	833
QIAGEN NV *	14,949	566
Reata Pharmaceuticals Inc, Cl A *(A)	7,905	646
REGENXBIO Inc *	6,561	495
Repligen Corp *	14,087	781
Retrophin Inc *	31,130	894
Sarepta Therapeutics Inc *	2,803	453
Sientra Inc *	24,695	590
STAAR Surgical Co *	11,960	574
STERIS PLC	1,708	195
Supernus Pharmaceuticals Inc *	89,897	4,526
Tabula Rasa HealthCare Inc *	6,238	506
Tactile Systems Technology Inc *	11,006	782
Tandem Diabetes Care Inc *	15,029	644
Teladoc Health Inc *(A)	9,095	785
Teleflex Inc	10,414	2,771
Triple-S Management Corp, Cl B *	29,356	555
United Therapeutics Corp *	8,847	1,131
Utah Medical Products Inc	5,409	510
Verastem Inc *(A)	—	—
Vericel Corp *	6,515	92
Viking Therapeutics Inc *(A)	71,540	1,246
WellCare Health Plans Inc *	2,827	906
West Pharmaceutical Services Inc	630	78
Zogenix Inc *	9,183	455

		105,145

Industrials — 16.3%
AAR Corp	6,970	334
ACCO Brands Corp	135,583	1,532

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Actuant Corp, Cl A	28,277	$789
AECOM *	63,770	2,083
Aegion Corp, Cl A *	59,451	1,509
Aerovironment Inc *	5,607	629
Aircastle Ltd	3,952	87
Albany International Corp, Cl A	7,870	626
Allison Transmission Holdings Inc	12,665	659
Altra Industrial Motion Corp (A)	15,278	631
Apogee Enterprises Inc	135,525	5,600
ArcBest Corp	9,934	482
ASGN Inc *	26,125	2,062
Atkore International Group Inc *	12,930	343
Atlas Air Worldwide Holdings Inc *	83,515	5,324
Axon Enterprise Inc *	1,160	79
Barrett Business Services Inc	939	63
BMC Stock Holdings Inc *	36,008	672
Brink’s Co/The	23,723	1,655
Carlisle Cos Inc	1,132	138
CBIZ Inc *	14,065	333
Chart Industries Inc *(A)	8,415	659
Cimpress NV *	18,641	2,546
CIRCOR International Inc	12,534	595
Clean Harbors Inc *	26,011	1,862
Colfax Corp *	23,319	841
Commercial Vehicle Group Inc *	1,751	16
Continental Building Products Inc *	11,101	417
CoStar Group Inc *	3,860	1,624
Covenant Transportation Group Inc, Cl A *	16,004	465
CRA International Inc	10,819	543
Crane Co, Cl A	1,554	153
Curtiss-Wright Corp	6,613	909
Donaldson Co Inc, Cl A	11,080	645
Ducommun Inc *	5,406	221
Dun & Bradstreet Corp/The	1,334	190
Dycom Industries Inc *	12,771	1,080
EMCOR Group Inc	25,385	1,907
Encore Wire Corp	2,307	116
Energy Recovery Inc *(A)	12,398	111
Ennis Inc	27,689	566
EnPro Industries Inc	15,510	1,131
Esterline Technologies Corp *	8,767	797
Federal Signal Corp	513	14
Fortress Transportation & Infrastructure Investors LLC (C)	136,147	2,475
FTI Consulting Inc *	18,925	1,385
GATX Corp	6,791	588
Generac Holdings Inc *	20,686	1,167
Global Brass & Copper Holdings Inc	30,170	1,113
Gorman-Rupp Co/The	10,387	379
Granite Construction Inc	21,312	974
Greenbrier Cos Inc/The	8,118	488
HD Supply Holdings Inc *	7,084	303

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heritage-Crystal Clean Inc *	4,389	$94
Hexcel Corp, Cl A	17,001	1,140
Huntington Ingalls Industries Inc, Cl A	1,373	352
Huron Consulting Group Inc *	24,472	1,209
ICF International Inc, Cl A	17,532	1,323
Insperity Inc, Cl A	1,056	125
Insteel Industries Inc (B)	56,401	2,024
Interface Inc, Cl A	10,415	243
ITT Inc	34,096	2,089
JetBlue Airways Corp *	30,538	591
KAR Auction Services Inc	59,416	3,546
Kelly Services Inc, Cl A	26,423	635
Kennametal Inc	19,579	853
Kforce Inc	7,968	300
Kimball International Inc, Cl B	9,885	166
KLX Inc *	3,347	210
Korn/Ferry International	25,940	1,277
Kratos Defense & Security Solutions Inc *	47,681	705
Landstar System Inc	5,081	620
LB Foster Co, Cl A *	24,952	513
Lydall Inc *	31,894	1,375
ManpowerGroup Inc	9,405	808
Masonite International Corp *	40,872	2,620
MasTec Inc *	40,732	1,819
Meritor Inc *	9,663	187
Milacron Holdings Corp *	78,124	1,582
MSC Industrial Direct Co Inc, Cl A	13,542	1,193
MYR Group Inc *	3,695	121
National Presto Industries Inc	3,230	419
Nexeo Solutions Inc *	9,074	111
nVent Electric PLC	14,340	389
Omega Flex Inc	1,091	78
Oshkosh Corp	4,746	338
Park-Ohio Holdings Corp	1,528	59
PGT Innovations Inc *	35,944	776
Primoris Services Corp	11,567	287
Quad/Graphics Inc (B)	2,674	56
Quanta Services Inc *	6,254	209
Regal Beloit	14,030	1,157
Resources Connection Inc	12,934	215
REV Group Inc (A)	104,863	1,646
Rush Enterprises Inc, Cl A	12,270	482
Ryder System Inc	3,115	228
Saia Inc *	13,087	1,000
Simpson Manufacturing Co Inc	8,511	617
SkyWest Inc	10,741	633
Snap-on Inc	894	164
SP Plus Corp *	27,363	999
Sparton Corp *	4,607	66
SPX FLOW Inc *	11,009	572
Standex International Corp	15,941	1,662
Steelcase Inc, Cl A	24,720	457

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Systemax Inc	13,731	$452
Team Inc *(A)	76,805	1,728
Teledyne Technologies Inc *	2,161	533
Tetra Tech Inc	48,757	3,330
TransDigm Group Inc *	4,985	1,856
Trex Co Inc *	7,331	564
TriMas Corp *	39,362	1,197
Triumph Group Inc (A)	18,252	425
TrueBlue Inc *	20,779	541
UniFirst Corp/MA	5,683	987
USA Truck Inc *	10,467	212
USG Corp *	5,777	250
Vectrus Inc *	31,606	986
Veritiv Corp *	2,124	77
Vicor Corp *	5,704	262
VSE Corp	949	31
WageWorks Inc *	48,029	2,053
Watts Water Technologies Inc, Cl A	15,346	1,274
WESCO International Inc *	7,696	473
Willscot Corp, Cl A *	103,918	1,782
XPO Logistics Inc *	54,315	6,201
YRC Worldwide Inc *	115,283	1,035

		118,499

Information Technology — 14.4%
3D Systems Corp *(A)	26,703	505
ACI Worldwide Inc *	55,842	1,571
Acxiom Holdings Inc *	32,544	1,608
Alarm.com Holdings Inc *	12,690	728
Alpha & Omega Semiconductor Ltd *	32,196	374
Alteryx Inc, Cl A *	7,467	427
Appfolio Inc, Cl A *	11,771	923
Aspen Technology Inc *	11,315	1,289
AVX Corp	17,976	324
Belden Inc	13,055	932
Blackline Inc *	13,024	735
Booz Allen Hamilton Holding Corp, Cl A	1,492	74
Bottomline Technologies DE Inc *	9,905	720
Box Inc, Cl A *	71,173	1,702
CACI International Inc, Cl A *	11,800	2,173
CalAmp Corp *	106,340	2,548
Carbonite Inc *	15,449	551
Ceridian HCM Holding Inc *(A)	12,732	535
Ciena Corp *	25,960	811
Comtech Telecommunications Corp	2,803	102
Conduent Inc *	82,334	1,854
Control4 Corp *	17,964	617
Convergys Corp	6,277	149
Cornerstone OnDemand Inc *	46,097	2,616
CTS Corp	3,872	133
Cypress Semiconductor Corp	163,763	2,373
Diodes Inc *	8,390	279

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Echo Global Logistics Inc *	34,915	$1,081
eGain Corp *	42,014	340
Electro Scientific Industries Inc *	1,531	27
Everbridge Inc *	11,202	646
EVERTEC Inc	14,318	345
Fair Isaac Corp *	3,151	720
Finisar Corp *(A)	—	—
FireEye Inc *	206,420	3,509
First Solar Inc *	8,804	426
Five9 Inc *(A)	45,446	1,986
FLIR Systems Inc	9,816	603
Gartner Inc *	7,924	1,256
Genpact Ltd	16,125	494
Glu Mobile Inc *	112,702	840
Hackett Group Inc/The	23,524	474
Hortonworks Inc *	27,955	638
HubSpot Inc *	3,910	590
Immersion Corp *	10,209	108
Insight Enterprises Inc *	15,226	824
Integrated Device Technology Inc *	50,733	2,385
InterDigital Inc/PA	2,253	180
j2 Global Inc	32,692	2,709
Keysight Technologies Inc *	13,357	885
Kimball Electronics Inc *	1,866	37
Limelight Networks Inc *	240,264	1,206
LivePerson Inc *	29,530	766
MACOM Technology Solutions Holdings Inc *(A)	120,134	2,475
ManTech International Corp/VA, Cl A	7,340	465
MAXIMUS Inc	46,374	3,017
MicroStrategy Inc, Cl A *	3,099	436
MKS Instruments Inc	965	77
MongoDB Inc, Cl A *(A)	7,013	572
Monotype Imaging Holdings Inc	31,985	646
Nanometrics Inc *	7,972	299
NCR Corp *	89,576	2,545
NETGEAR Inc *	959	60
New Relic Inc *	4,406	415
Novanta Inc *	6,836	468
NVE Corp	1,300	138
ON Semiconductor Corp *	223,768	4,124
Park Electrochemical Corp	13,824	269
Paylocity Holding Corp *	9,116	732
PC Connection Inc	8,761	341
Perficient Inc *	77,354	2,062
Perspecta Inc	7,253	187
Photronics Inc *	7,938	78
Proofpoint Inc *	24,357	2,590
Pure Storage Inc, Cl A *	26,079	677
Quantenna Communications Inc *	11,182	206
Rapid7 Inc *	14,772	545
Ribbon Communications Inc *	35,590	243

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
RingCentral Inc, Cl A *	13,213	$1,229
Rudolph Technologies Inc *	12,759	312
SailPoint Technologies Holding Inc *	26,000	885
Science Applications International Corp	8,059	650
Semtech Corp *	94,523	5,255
SMART Global Holdings Inc *	3,352	96
SPS Commerce Inc *	6,494	644
Super Micro Computer Inc *	271,310	5,592
Switch Inc, Cl A	97,700	1,055
Sykes Enterprises Inc *	31,235	952
Syntel Inc *	11,289	463
Tech Data Corp *	4,195	300
Teradyne Inc	2,643	98
Trade Desk Inc/The, Cl A *(A)	23,727	3,581
Travelport Worldwide Ltd	12,740	215
TTM Technologies Inc *	11,894	189
Twilio Inc, Cl A *	8,648	746
Unisys Corp *	17,699	361
Varonis Systems Inc *	3,248	238
Viavi Solutions Inc *	149,226	1,692
Vishay Precision Group Inc *	11,263	421
Wix.com Ltd *	22,734	2,721
WNS Holdings Ltd ADR *	34,021	1,727
Xcerra Corp *	10,911	156
Yext Inc *	28,912	685
Zendesk Inc *	14,688	1,043

		104,701

Materials — 4.3%
AdvanSix Inc *	13,270	450
Alcoa Corp *	3,422	138
Allegheny Technologies Inc *	43,922	1,298
B2Gold Corp *	253,359	583
Bemis Co Inc	5,505	268
Boise Cascade Co	12,277	452
Cabot Corp	2,180	137
Century Aluminum Co *	36,869	441
Cleveland-Cliffs Inc *	50,363	638
Commercial Metals Co, Cl A	145,970	2,995
Ferroglobe Representation *	56,257	—
FutureFuel Corp	43,649	809
Gold Resource Corp	24,300	125
Hawkins Inc	5,029	208
HB Fuller Co	16,514	853
Huntsman Corp	3,305	90
Ingevity Corp *	22,606	2,303
International Flavors & Fragrances Inc	9,411	1,309
Louisiana-Pacific Corp	11,991	318
Materion Corp	8,352	505
Olin Corp	44,386	1,140
Owens-Illinois Inc *	242,559	4,558
Rayonier Advanced Materials Inc	14,451	266

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Reliance Steel & Aluminum Co	6,530	$557
Sensient Technologies Corp	8,634	661
Silgan Holdings Inc	25,515	709
Sonoco Products Co	14,536	807
Steel Dynamics Inc	13,077	591
SunCoke Energy Inc *	28,014	326
TimkenSteel Corp *	13,515	201
Trinseo SA	7,049	552
United States Steel Corp	77,027	2,348
US Concrete *(A)	—	—
Valhi Inc	62,031	141
Valvoline Inc (A)	67,061	1,442
Venator Materials PLC *	29,339	264
Verso Corp *	21,852	736
Warrior Met Coal Inc	39,210	1,060
WR Grace & Co	17,209	1,230

		31,509

Real Estate — 2.8%
Alexander’s Inc	238	82
American Assets Trust Inc	3,577	133
Americold Realty Trust	20,430	511
Apartment Investment & Management Co, Cl A	2,045	90
Apple Hospitality REIT Inc	5,373	94
Armada Hoffler Properties Inc	29,371	444
Brixmor Property Group Inc	23,036	403
Camden Property Trust	10,975	1,027
CatchMark Timber Trust Inc, Cl A	7,809	89
Chesapeake Lodging Trust	16,251	521
City Office REIT Inc	17,038	215
Columbia Property Trust Inc	54,024	1,277
CoreCivic Inc	7,402	180
Corporate Office Properties Trust	39,673	1,183
CubeSmart	5,141	147
Douglas Emmett Inc	2,133	81
Equity Commonwealth *	13,312	427
Forest City Realty Trust Inc, Cl A	12,000	301
Four Corners Property Trust Inc	3,826	98
Gaming and Leisure Properties Inc	3,768	133
GEO Group Inc/The	7,504	189
Getty Realty Corp	21,084	602
Gramercy Property Trust	7,706	212
Hersha Hospitality Trust, Cl A	13,164	298
Highwoods Properties Inc	261	12
Hospitality Properties Trust	9,202	265
Howard Hughes Corp/The *	2,038	253
InfraREIT Inc	6,659	141
Innovative Industrial Properties Inc, Cl A (A)	4,045	195
JBG SMITH Properties	6,359	234
Jones Lang LaSalle Inc	1,312	189
LaSalle Hotel Properties	4,625	160

8	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lexington Realty Trust	64,644	$537
Liberty Property Trust	16,835	711
Life Storage Inc	2,038	194
Marcus & Millichap Inc *	5,445	189
MedEquities Realty Trust Inc	63,039	613
Medical Properties Trust Inc	108,487	1,618
Monmouth Real Estate Investment Corp, Cl A	13,279	222
National Retail Properties Inc	393	18
NexPoint Residential Trust Inc	10,237	340
One Liberty Properties Inc	10,543	293
Piedmont Office Realty Trust Inc, Cl A	14,088	267
PotlatchDeltic Corp	9,811	402
PS Business Parks Inc	130	17
Rayonier Inc	28,287	956
Retail Properties of America Inc, Cl A	26,428	322
RMR Group Inc/The	1,988	185
Senior Housing Properties Trust	17,833	313
Sun Communities Inc	7,411	753
Tier REIT Inc	19,200	463
Urstadt Biddle Properties Inc, Cl A	18,478	393
VICI Properties Inc	15,825	342
Weingarten Realty Investors	12,630	376
Xenia Hotels & Resorts Inc	40,012	948

		20,658

Utilities — 1.9%
ALLETE Inc	2,323	174
American States Water Co	6,873	420
Atmos Energy Corp	3,372	317
Avista Corp	4,635	234
Black Hills Corp, Cl A	11,821	687
Chesapeake Utilities Corp	2,489	209
Connecticut Water Service Inc	1,711	119
Evergy Inc	11,697	642
Hawaiian Electric Industries Inc	23,945	852
IDACORP Inc, Cl A	11,504	1,142
MGE Energy Inc	6,995	447
Middlesex Water Co	6,542	317
NorthWestern Corp	4,981	292
NRG Energy Inc	463	17
OGE Energy Corp	2,623	95
ONE Gas Inc	7,504	617
Pinnacle West Capital Corp	9,261	733
Portland General Electric Co	52,600	2,399
SCANA Corp	8,533	332
SJW Group	4,744	290
Spire Inc	2,284	168
UGI Corp	25,098	1,392
Unitil Corp	11,149	568
Vectren Corp	4,447	318

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vistra Energy Corp *	30,181	$751

		13,532

Total Common Stock (Cost $611,171) ($ Thousands)		709,512

EXCHANGE TRADED FUND — 0.2%

Financials — 0.2%
iShares Russell 2000 Value ETF	9,310	1,238

Total Exchange Traded Fund (Cost $1,207) ($ Thousands)		1,238

AFFILIATED PARTNERSHIP — 7.0%
SEI Liquidity Fund, L.P.
2.170% **†(D)	50,880,749	50,875

Total Affiliated Partnership (Cost $50,880) ($ Thousands)		50,875

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.850% **†	16,606,904	16,607

Total Cash Equivalent (Cost $16,607) ($ Thousands)		16,607

Total Investments — 107.1% (Cost $679,865) ($ Thousands)		$778,232

9	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Fund (Concluded)

September 30, 2018

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	5	Dec-2018	$426	$425	$(1)

Percentages are based on Net Assets of $726,823 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018. The total market value of securities on loan at September 30, 2018 was $49,851 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $5,818 ($ Thousands) and represented 0.8% of the Net Assets of the Fund.

(C)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $2,475 ($ Thousands), or 0.3% of the Net Assets of the Fund (see Note 2).

(D)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2018 was $50,875 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

L.P. — Limited Partnership

PLC — Public Limited Company

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$709,512	$—	$—	$709,512
Exchange Traded Fund	1,238	—	—	1,238
Affiliated Partnership	—	50,875	—	50,875
Cash Equivalent	16,607	—	—	16,607

Total Investments in Securities	$727,357	$50,875	$—	$778,232

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(1)	$—	$—	$(1)

Total Other Financial Instruments	$(1)	$—	$—	$(1)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$60,702	$218,971	$(228,794)	$—	$(4)	$50,875	$522
SEI Daily Income Trust, Government Fund, Cl F	45,089	141,912	(170,394)	—	—	16,607	287

Totals	$105,791	$360,883	$(399,188)	$—	$(4)	$67,482	$809

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.0%

Communication Services — 2.0%
AMC Networks Inc, Cl A *(A)	19,235	$1,276
Entravision Communications Corp, Cl A	29,019	142
Gannett Co Inc	14,631	147
IAC/InterActiveCorp *	22,154	4,801
John Wiley & Sons Inc, Cl A	1,290	78
National CineMedia Inc	8,331	88
Nexstar Media Group Inc, Cl A (A)	8,626	702
Rosetta Stone Inc *	3,943	79
XO Group Inc *	7,559	261
Zynga Inc, Cl A *	19,527	78

		7,652

Consumer Discretionary — 12.9%
1-800-Flowers.com Inc, Cl A *(A)	23,742	280
Aaron’s Inc	25,690	1,399
Abercrombie & Fitch Co, Cl A	6,655	141
American Axle & Manufacturing Holdings Inc *(A)	71,329	1,244
American Eagle Outfitters Inc	13,492	335
American Public Education Inc *	17,509	579
America’s Car-Mart Inc/TX *	923	72
Barnes & Noble Education Inc *	11,967	69
Beazer Homes USA Inc, Cl A *	53,157	558
Bed Bath & Beyond Inc (A)	19,448	292
Big Lots Inc (A)	88,084	3,681
Biglari Holdings Inc, Cl B *	383	69
Bloomin’ Brands Inc	35,123	695
Brinker International Inc (A)	19,211	898
Cambium Learning Group Inc *	16,612	197
Cato Corp/The, Cl A	10,541	222
Cheesecake Factory Inc/The (A)	44,510	2,383
Chico’s FAS Inc	9,091	79
Children’s Place Inc/The (A)	4,395	562
Citi Trends Inc	16,732	481
Columbia Sportswear Co	1,730	161
Cooper Tire & Rubber Co (A)	29,153	825
Cooper-Standard Holdings Inc *	17,934	2,152
CSS Industries Inc	29,316	417
Dana Inc	66,678	1,245
Deckers Outdoor Corp *	11,680	1,385
Del Frisco’s Restaurant Group Inc *	22,640	188
Denny’s Corp, Cl A *	9,321	137
Dick’s Sporting Goods Inc (A)	35,360	1,255
DSW Inc, Cl A	5,939	201
Ethan Allen Interiors Inc	15,156	315
Express Inc *(A)	76,959	851
Extended Stay America Inc	3,688	75
Foot Locker Inc, Cl A	5,751	293
Fossil Group Inc *(A)	2,769	64
Francesca’s Holdings Corp *	19,737	73
GameStop Corp, Cl A (A)	11,981	183

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gentherm Inc *	22,726	$1,033
Graham Holdings Co, Cl B	507	294
Group 1 Automotive Inc	10,281	667
Haverty Furniture Cos Inc	44,451	982
Helen of Troy Ltd *	571	75
Hibbett Sports Inc *(A)	18,434	347
Johnson Outdoors Inc, Cl A	1,413	131
K12 Inc *	27,028	478
Kohl’s Corp	4,124	307
Lands’ End Inc *	3,159	55
La-Z-Boy Inc, Cl Z	25,299	799
Liberty Expedia Holdings Inc, Cl A *	8,265	389
Lithia Motors Inc, Cl A	17,011	1,389
MDC Holdings Inc	25,546	756
Meritage Homes Corp *	10,435	416
Michael Kors Holdings Ltd *	7,040	483
Modine Manufacturing Co *	52,445	781
Movado Group Inc	1,540	65
Murphy USA Inc *(A)	12,547	1,072
Office Depot Inc	267,560	859
Perry Ellis International Inc, Cl A *	11,160	305
Ralph Lauren Corp, Cl A	545	75
RCI Hospitality Holdings Inc	3,891	115
Red Robin Gourmet Burgers Inc *	3,219	129
Rocky Brands Inc	7,822	221
Sally Beauty Holdings Inc *(A)	40,717	749
Shoe Carnival Inc	2,345	90
Six Flags Entertainment Corp (A)	42,650	2,978
Skechers U.S.A. Inc, Cl A *	85,521	2,389
Sonic Automotive Inc, Cl A (A)	32,356	626
Stoneridge Inc *	41,107	1,222
Sturm Ruger & Co Inc (A)	14,789	1,021
Taylor Morrison Home Corp, Cl A *	3,912	71
Tenneco Inc	13,963	588
Tilly’s Inc, Cl A *	14,958	283
Tower International Inc	13,678	414
Vera Bradley Inc *	23,249	355
Wendy’s Co/The	53,781	922
Williams-Sonoma Inc (A)	12,481	820
ZAGG Inc *	7,769	115

		48,922

Consumer Staples — 4.3%
Andersons Inc/The	9,893	373
Central Garden & Pet Co, Cl A *	4,236	140
Dean Foods Co	23,734	169
Energizer Holdings Inc	9,439	554
Fresh Del Monte Produce Inc	13,524	458
Hain Celestial Group Inc/The *	64,183	1,741
Herbalife Nutrition Ltd *	1,471	80
Hostess Brands Inc, Cl A *(A)	130,279	1,442
Ingles Markets Inc, Cl A (A)	20,734	710

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ingredion Inc	1,884	$198
Lamb Weston Holdings Inc	6,127	408
Pilgrim’s Pride Corp *	52,132	943
Pinnacle Foods Inc	44,117	2,859
Sanderson Farms Inc (A)	17,903	1,851
SpartanNash Co	52,444	1,052
Spectrum Brands Holdings Inc	24,212	1,809
United Natural Foods Inc *	5,758	172
Universal Corp/VA	12,227	795
US Foods Holding Corp *	4,486	138
Village Super Market Inc, Cl A	13,612	370

		16,262

Energy — 6.2%
Abraxas Petroleum Corp *	60,214	140
Apergy Corp *	11,159	486
Arch Coal Inc	7,795	697
Bonanza Creek Energy Inc *	12,392	369
Callon Petroleum Co *(A)	100,510	1,205
Carrizo Oil & Gas Inc *	37,284	940
CNX Resources Corp *	12,734	182
CVR Energy Inc	1,836	74
Delek US Holdings Inc	4,429	188
Denbury Resources Inc *(A)	193,069	1,197
Energen Corp *	1,010	87
Gulfport Energy Corp *	235,699	2,454
HollyFrontier Corp	6,274	439
Keane Group Inc *	11,464	142
Kosmos Energy Ltd *	9,834	92
Laredo Petroleum Inc *	94,604	773
Matrix Service Co *	10,958	270
McDermott International Inc *(A)	10,762	198
Midstates Petroleum Co Inc *	17,483	156
Murphy Oil Corp	2,506	83
Newfield Exploration Co *	4,997	144
Northern Oil and Gas Inc *	23,809	95
Overseas Shipholding Group Inc, Cl A *	68,629	216
Par Pacific Holdings Inc *	53,460	1,091
Parsley Energy Inc, Cl A *	81,224	2,376
PBF Energy Inc, Cl A	58,994	2,944
PDC Energy Inc, Cl A *	2,786	136
Peabody Energy Corp	21,846	779
Range Resources Corp (A)	81,597	1,386
Renewable Energy Group Inc *(A)	52,715	1,518
REX American Resources Corp *	1,471	111
Southwestern Energy Co *	13,815	71
SRC Energy Inc *(A)	79,485	707
US Silica Holdings Inc (A)	28,586	538
Viper Energy Partners LP (B)	7,487	315
W&T Offshore Inc *	27,975	270
Whiting Petroleum Corp *	3,814	202
WildHorse Resource Development Corp *	4,182	99

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WPX Energy Inc *	17,906	$360

		23,530

Financials — 25.5%
1st Source Corp	7,547	397
AG Mortgage Investment Trust Inc ‡	18,914	344
American Equity Investment Life Holding Co	81,196	2,871
American Financial Group Inc/OH	3,501	389
Apollo Commercial Real Estate Finance Inc ‡(A)	19,688	372
Arbor Realty Trust Inc (A)	69,350	796
Argo Group International Holdings Ltd	5,654	356
ARMOUR Residential Inc ‡(A)	21,165	475
Aspen Insurance Holdings Ltd	25,454	1,064
Associated Banc-Corp	38,545	1,002
Assured Guaranty Ltd	5,486	232
Axis Capital Holdings Ltd	4,035	233
BancFirst Corp	1,210	73
Banco Latinoamericano de Comercio Exterior SA, Cl E	44,832	938
Bancorp Inc/The *	74,876	718
BankUnited Inc	97,075	3,436
Berkshire Hills Bancorp Inc	11,317	461
BGC Partners Inc, Cl A	206,744	2,444
BlackRock Capital Investment Corp	80,719	476
Blucora Inc *	4,054	163
Camden National Corp	31,839	1,383
Carolina Financial Corp	482	18
Central Pacific Financial Corp	44,966	1,188
CNO Financial Group Inc	198,886	4,220
Columbia Banking System Inc (A)	75,607	2,931
Community Trust Bancorp Inc	30,488	1,413
Cowen Inc, Cl A *	57,321	934
Credit Acceptance Corp, Cl A *(A)	472	207
Customers Bancorp Inc *	4,906	115
Dime Community Bancshares Inc	3,840	69
Dynex Capital Inc ‡	51,035	326
Employers Holdings Inc	7,582	343
Enova International Inc *	5,352	154
Enstar Group Ltd *(A)	919	192
Enterprise Financial Services Corp	3,224	171
Everest Re Group Ltd	1,497	342
Federal Agricultural Mortgage Corp, Cl C	22,140	1,598
FedNat Holding Co	5,258	134
Fidelity Southern Corp	36,623	908
Financial Institutions Inc	4,614	145
First American Financial Corp	8,598	444
First Busey Corp	28,242	877
First Citizens BancShares Inc/NC, Cl A	930	421
First Commonwealth Financial Corp	225,128	3,634
First Community Bancshares Inc/VA	40,976	1,388
First Defiance Financial Corp	20,095	605

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Interstate BancSystem Inc, Cl A	23,390	$1,048
First Merchants Corp	27,456	1,235
Flagstar Bancorp Inc *	22,630	712
Flushing Financial Corp	62,693	1,530
FNB Corp/PA (Pennsylvania) (A)	155,784	1,982
Fulton Financial Corp	65,340	1,088
Genworth Financial Inc, Cl A *	72,479	302
Granite Point Mortgage Trust Inc	7,303	141
Great Southern Bancorp Inc	21,897	1,212
Great Western Bancorp Inc	39,893	1,683
Hancock Whitney Corp, Cl A	7,323	348
Hanmi Financial Corp	41,773	1,040
Hanover Insurance Group Inc/The, Cl A	12,040	1,485
HCI Group Inc	10,152	444
Hercules Capital Inc, Cl A	37,894	499
Hope Bancorp Inc	84,813	1,371
IBERIABANK Corp	4,746	386
Independent Bank Corp/MI	16,098	381
INTL. FCStone Inc *	443	21
Ladder Capital Corp, Cl A ‡	32,237	546
Legg Mason Inc	27,741	866
Maiden Holdings Ltd	59,645	170
MB Financial Inc	33,380	1,539
MFA Financial Inc ‡	100,798	741
MGIC Investment Corp *	133,374	1,775
National General Holdings Corp	91,693	2,461
National Western Life Group Inc, Cl A	1,069	341
Nelnet Inc, Cl A	19,209	1,098
OFG Bancorp (C)	200,220	3,234
Old National Bancorp/IN, Cl A	20,471	395
Oppenheimer Holdings Inc, Cl A	16,316	516
PacWest Bancorp	89,351	4,258
Peapack Gladstone Financial Corp	8,188	253
PennantPark Investment Corp	71,225	531
PennyMac Financial Services Inc, Cl A *	3,735	78
PennyMac Mortgage Investment Trust ‡	28,616	579
Peoples Bancorp Inc/OH	34,690	1,215
Piper Jaffray Cos	1,482	113
PJT Partners Inc	2,079	109
Popular Inc	23,828	1,221
Radian Group Inc	55,640	1,150
Regional Management Corp *	11,269	325
RenaissanceRe Holdings Ltd	4	1
Republic Bancorp Inc/KY, Cl A	32,214	1,485
Safety Insurance Group Inc	2,902	260
South State Corp	22,934	1,881
Starwood Property Trust Inc ‡	121,289	2,610
Stewart Information Services Corp	2,340	105
TCF Financial Corp	82,405	1,962
Torchmark Corp, Cl A	4,104	356
TriCo Bancshares	3,896	150
Triumph Bancorp Inc *	3,104	119

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Two Harbors Investment Corp ‡	64,651	$965
Umpqua Holdings Corp	86,956	1,809
Union Bankshares Corp	11,569	446
Universal Insurance Holdings Inc	23,768	1,154
Voya Financial Inc	6,224	309
Waddell & Reed Financial Inc, Cl A (A)	9,216	195
WesBanco Inc	8,890	396
Western Asset Mortgage Capital Corp ‡	30,506	306
Wintrust Financial Corp	2,914	248
WMIH Corp *	18,988	26
World Acceptance Corp *	2,446	280

		96,885

Health Care — 4.7%
Acorda Therapeutics Inc *	16,640	327
AMAG Pharmaceuticals Inc *(A)	7,103	142
Bio-Rad Laboratories Inc, Cl A *	979	306
Bruker Corp	8,874	297
CareDx Inc *	4,512	130
Civitas Solutions Inc *	5,155	76
Concert Pharmaceuticals Inc *	11,393	169
CONMED Corp	3,008	238
Cross Country Healthcare Inc *	7,715	67
Eagle Pharmaceuticals Inc/DE *(A)	1,463	101
Ensign Group Inc/The	22,282	845
Haemonetics Corp *	2,668	306
Innoviva Inc *	50,082	763
Integer Holdings Corp *	16,032	1,330
Jazz Pharmaceuticals PLC *	2,810	472
Lannett Co Inc *(A)	97,967	465
Lantheus Holdings Inc *	15,045	225
Ligand Pharmaceuticals Inc *	8,878	2,437
LivaNova PLC *	2,055	255
Luminex Corp	13,049	396
Magellan Health Inc *	4,849	349
Mallinckrodt PLC *(A)	17,266	506
MEDNAX Inc *	3,813	178
Medpace Holdings Inc *	1,725	103
Meridian Bioscience Inc	25,717	383
MiMedx Group Inc *(A)	25,987	161
Molina Healthcare Inc *	3,745	557
Myriad Genetics Inc *(A)	11,122	512
National HealthCare Corp	2,304	174
NextGen Healthcare Inc *	16,765	337
Orthofix Medical Inc *	10,333	597
Owens & Minor Inc (A)	21,957	363
PDL BioPharma Inc *(A)	71,473	188
Phibro Animal Health Corp, Cl A	9,766	419
QIAGEN NV *	2,448	93
Syneos Health Inc, Cl A *(A)	37,164	1,916
Tivity Health Inc *	2,232	72
Triple-S Management Corp, Cl B *	19,442	367

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Therapeutics Corp *	4,401	$563
Utah Medical Products Inc	2,157	203
WellCare Health Plans Inc *	1,927	618

		18,006

Industrials — 15.4%
AAR Corp	3,939	189
ACCO Brands Corp	200,797	2,269
AECOM *	19,344	632
Aegion Corp, Cl A *	26,906	683
Aircastle Ltd	31,717	695
Alaska Air Group Inc	8,249	568
American Railcar Industries Inc (A)	9,081	419
Apogee Enterprises Inc (A)	44,135	1,824
ASGN Inc *	6,827	539
Atlas Air Worldwide Holdings Inc *	54,132	3,451
BMC Stock Holdings Inc *	8,052	150
Briggs & Stratton Corp	32,458	624
Builders FirstSource Inc *	34,033	500
BWX Technologies Inc, Cl W	20,496	1,282
Carlisle Cos Inc	888	108
Covenant Transportation Group Inc, Cl A *	5,428	158
CRA International Inc	3,984	200
Crane Co, Cl A	946	93
Curtiss-Wright Corp	2,984	410
Deluxe Corp (A)	11,794	671
EMCOR Group Inc	6,561	493
Ennis Inc	39,926	816
GATX Corp (A)	7,011	607
Genesee & Wyoming Inc, Cl A *	43,776	3,983
Global Brass & Copper Holdings Inc	33,347	1,230
Greenbrier Cos Inc/The (A)	26,300	1,581
Hawaiian Holdings Inc	28,703	1,151
Herman Miller Inc	29,650	1,139
Huntington Ingalls Industries Inc, Cl A	690	177
Hyster-Yale Materials Handling Inc	10,217	629
ICF International Inc, Cl A	10,634	802
Insteel Industries Inc (C)	29,590	1,062
ITT Inc	30,559	1,872
JetBlue Airways Corp *	46,039	891
Kaman Corp, Cl A	23,401	1,563
KAR Auction Services Inc	76,707	4,579
Kelly Services Inc, Cl A	19,764	475
Kennametal Inc	1,676	73
LB Foster Co, Cl A *	12,524	257
LSC Communications Inc	5,632	62
Lydall Inc *	14,897	642
ManpowerGroup Inc	2,336	201
Matson Inc	13,287	527
Meritor Inc *	71,146	1,377
nVent Electric PLC	2,794	76
Oshkosh Corp	2,162	154

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Park-Ohio Holdings Corp	14,991	$575
Quad/Graphics Inc (C)	3,361	70
Regal Beloit Corp (A)	9,320	768
REV Group Inc (A)	41,828	657
RR Donnelley & Sons Co (A)	6,328	34
Rush Enterprises Inc, Cl A	3,546	139
SkyWest Inc	31,202	1,838
SP Plus Corp *	18,543	677
Steelcase Inc, Cl A	68,148	1,261
Sterling Construction Co Inc *	5,341	76
Systemax Inc	7,736	255
Teledyne Technologies Inc *	12,678	3,127
Terex Corp	31,096	1,241
Timken Co/The	17,357	865
Trinity Industries Inc	37,711	1,382
Triton International Ltd/Bermuda	18,861	627
Triumph Group Inc (A)	19,454	453
TrueBlue Inc *	12,625	329
UniFirst Corp/MA	1,429	248
USA Truck Inc *	3,318	67
Vectrus Inc *	16,666	520
VSE Corp	246	8
Wabash National Corp (A)	70,766	1,290
YRC Worldwide Inc *	8,277	74

		58,465

Information Technology — 9.4%
ACI Worldwide Inc *(A)	122,968	3,460
Advanced Energy Industries Inc *	1,680	87
Alpha & Omega Semiconductor Ltd *	14,867	173
Amkor Technology Inc *	151,604	1,120
Aspen Technology Inc *	2,300	262
Axcelis Technologies Inc *	3,887	76
Benchmark Electronics Inc	45,288	1,060
CACI International Inc, Cl A *	862	159
Ciena Corp *	37,058	1,158
Cirrus Logic Inc *(A)	11,365	439
Conduent Inc *	9,993	225
Convergys Corp	36,985	878
CSG Systems International Inc	33,129	1,330
Cypress Semiconductor Corp	143,416	2,078
eGain Corp *	16,819	136
Electro Scientific Industries Inc *(A)	28,929	505
EVERTEC Inc	10,814	261
First Solar Inc *	4,968	241
FLIR Systems Inc	7,637	469
Hackett Group Inc/The	5,503	111
Insight Enterprises Inc *	43,043	2,328
InterDigital Inc/PA	3,708	297
j2 Global Inc (A)	14,145	1,172
Jabil Inc	43,458	1,177
Kulicke & Soffa Industries Inc	42,129	1,004

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ManTech International Corp/VA, Cl A	2,501	$158
MicroStrategy Inc, Cl A *	2,160	304
Monotype Imaging Holdings Inc	11,050	223
NCR Corp *(A)	32,472	922
PC Connection Inc	3,001	117
Perficient Inc *	15,396	410
Photronics Inc *	8,717	86
Progress Software Corp	1,782	63
Ribbon Communications Inc *	10,940	75
Sanmina Corp *	54,707	1,510
ScanSource Inc *	22,586	901
Silicon Motion Technology Corp ADR	42,474	2,281
Super Micro Computer Inc *	120,024	2,474
Sykes Enterprises Inc *(A)	60,286	1,838
SYNNEX Corp	11,239	952
Tech Data Corp *	26,569	1,902
Teradyne Inc	1,962	73
Travelport Worldwide Ltd	24,687	416
TTM Technologies Inc *(A)	33,470	532
Unisys Corp *(A)	7,820	159
Vishay Precision Group Inc *	1,950	73

		35,675

Materials — 7.5%
AdvanSix Inc *	5,629	191
Ashland Global Holdings Inc	20,057	1,682
B2Gold Corp *	66,673	153
Bemis Co Inc	13,350	649
Boise Cascade Co	10,794	397
Cabot Corp	26,951	1,690
Century Aluminum Co *	16,702	200
Clearwater Paper Corp *(A)	14,475	430
Commercial Metals Co, Cl A	64,850	1,331
Domtar Corp	14,074	734
Ferroglobe Representation *	53,302	—
FMC Corp	42,380	3,695
FutureFuel Corp	14,854	275
Huntsman Corp	43,663	1,189
Kraton Corp *	21,535	1,015
Kronos Worldwide Inc	49,144	799
Louisiana-Pacific Corp	19,202	509
Materion Corp	4,035	244
Owens-Illinois Inc *	134,514	2,528
Rayonier Advanced Materials Inc	50,259	926
Reliance Steel & Aluminum Co	3,366	287
Schnitzer Steel Industries Inc, Cl A	20,834	564
Schweitzer-Mauduit International Inc	13,190	505
Silgan Holdings Inc	74,474	2,070
Steel Dynamics Inc	3,415	154
Trinseo SA	24,765	1,939
United States Steel Corp	37,151	1,132
Valhi Inc	29,527	67

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Valvoline Inc (A)	100,816	$2,169
Venator Materials PLC *	6,608	60
Verso Corp *	10,481	353
Warrior Met Coal Inc (A)	24,811	671

		28,608

Real Estate — 7.3%
Ashford Hospitality Trust Inc ‡	66,284	424
Camden Property Trust ‡	5,852	548
CBL & Associates Properties Inc ‡(A)	51,264	205
Chatham Lodging Trust ‡	38,338	801
DDR Corp ‡(A)	34,999	469
DiamondRock Hospitality Co ‡	59,683	696
Equity Commonwealth *‡	16,617	533
Four Corners Property Trust Inc ‡	11,639	299
Franklin Street Properties Corp ‡	48,401	387
Gaming and Leisure Properties Inc ‡	73,433	2,589
GEO Group Inc/The ‡	3,472	87
Getty Realty Corp ‡	55,654	1,589
Hersha Hospitality Trust, Cl A ‡(A)	39,729	901
Hospitality Properties Trust ‡	38,916	1,122
Howard Hughes Corp/The *(A)	15,183	1,886
Infra Inc ‡	8,645	183
Innovative Industrial Properties Inc, Cl A ‡	2,293	111
Invitation Homes Inc ‡(A)	61,563	1,410
Jones Lang LaSalle Inc (A)	1,495	216
Kite Realty Group Trust ‡	26,838	447
Lexington Realty Trust ‡	44,429	369
Liberty Property Trust ‡	6,346	268
MedEquities Realty Trust Inc ‡	15,506	151
Medical Properties Trust Inc ‡(A)	231,588	3,453
Piedmont Office Realty Trust Inc, Cl A ‡	62,399	1,181
Rayonier Inc ‡	9,593	324
Retail Properties of America Inc, Cl A ‡	21,500	262
Retail Value Inc *‡	3,499	114
Sabra Health Care Inc ‡(A)	35,488	820
Select Income ‡	78,868	1,730
Senior Housing Properties Trust ‡	58,774	1,032
Spirit MTA	7,607	88
Spirit Realty Capital Inc ‡	94,684	763
Summit Hotel Properties Inc ‡(A)	32,840	444
Sun Communities Inc ‡	3,271	332
Tier Inc ‡	4,732	114
Urstadt Biddle Properties Inc, Cl A ‡	3,838	82
Xenia Hotels & Resorts Inc ‡	65,628	1,555

		27,985

Utilities — 1.8%
American States Water Co	5,167	316
Atmos Energy Corp	2,026	190
Evergy Inc	3,049	167
MGE Energy Inc	1,126	72

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NorthWestern Corp	22,738	$1,334
ONE Gas Inc	4,822	397
Portland General Electric Co	43,312	1,976
SJW Group	3,894	238
UGI Corp	7,416	411
Unitil Corp	26,402	1,344
Vistra Energy Corp *	17,195	428

		6,873

Total Common Stock (Cost $313,532) ($ Thousands)		368,863

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 15.1%
SEI Liquidity Fund, L.P.
2.170% **†(D)	57,599,216	$57,595

Total Affiliated Partnership (Cost $57,599) ($ Thousands)		57,595

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	10,472,913	10,473

(Cost $10,473) ($ Thousands)		10,473

Total Investments in Securities — 114.9% (Cost $381,604) ($ Thousands)		$436,931

A list of the open futures contracts held at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
Russell 2000 Index E-MINI	24	Dec-2018	$2,057	$2,041	$(16)

Percentages are based on Net Assets of $380,136 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $56,548 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $315 ($ Thousands), or 0.1% of the Net Assets of the Fund (see Note 2).

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $4,365 ($ Thousands) and represented 1.1% of the Net Assets of the Fund.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $57,595 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$368,863	$—	$—	$368,863
Affiliated Partnership	—	57,595	—	57,595
Cash Equivalent	10,473	—	—	10,473

Total Investments in Securities	$379,336	$57,595	$—	$436,931

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(16)	$—	$—	$(16)

Total Other Financial Instruments	$(16)	$—	$—	$(16)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

^	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Concluded)

September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$33,169	$134,368	$(109,937)	$—	$(5)	$57,595	$333
SEI Daily Income Trust, Government Fund, Cl F	11,855	130,508	(131,890)	—	—	10,473	144

Totals	$45,024	$264,876	$(241,827)	$—	$(5)	$68,068	$477

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.9%

Communication Services — 3.4%
Boingo Wireless Inc *	72,160	$2,519
Care.com Inc *	2,955	65
Cargurus Inc, Cl A *	3,514	196
Cinemark Holdings Inc	31,026	1,247
comScore Inc *	27,972	510
Gannett Co Inc	4,128	41
Intelsat SA *	16,069	482
Iridium Communications Inc *	27,424	617
Marcus Corp/The	10,337	435
National CineMedia Inc	149,116	1,579
TechTarget Inc *	689	14
TrueCar Inc *	53,531	755
Vonage Holdings Corp *	173,471	2,456
World Wrestling Entertainment Inc, Cl A	8,263	799
XO Group Inc *	58,927	2,032
Yelp Inc, Cl A *	9,986	491

		14,238

Consumer Discretionary — 16.0%
Aaron’s Inc	7,942	433
American Eagle Outfitters Inc	13,533	336
Asbury Automotive Group Inc *	4,995	343
BJ’s Restaurants Inc	11,237	811
Boot Barn Holdings Inc *	11,951	340
Bright Horizons Family Solutions Inc *	28,727	3,385
Brinker International Inc	2,527	118
Callaway Golf Co	21,264	517
Cambium Learning Group Inc *	3,508	42
Canada Goose Holdings Inc *	32,677	2,109
Carrols Restaurant Group Inc *	5,822	85
Carter’s Inc	26,694	2,632
Carvana Co, Cl A *	4,784	283
Cavco Industries Inc *	1,970	498
Chegg Inc *	14,469	411
Children’s Place Inc/The	7,821	1,000
Citi Trends Inc	3,079	89
Conn’s Inc *(A)	60,593	2,142
Cooper-Standard Holdings Inc *	1,282	154
Deckers Outdoor Corp *	12,320	1,461
Dick’s Sporting Goods Inc	19,409	689
Dine Brands Global Inc	4,877	397
Eldorado Resorts Inc *(A)	55,763	2,710
Etsy Inc *	20,046	1,030
Eventbrite Inc, Cl A *	12,004	456
Five Below Inc *	3,129	407
Fox Factory Holding Corp *	49,640	3,477
G-III Apparel Group Ltd *	14,266	687
Grand Canyon Education Inc *	25,214	2,844
Helen of Troy Ltd *	9,278	1,214
Hudson Ltd, Cl A *	74,604	1,683
iRobot Corp *	4,138	455

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jack in the Box Inc	29,763	$2,495
Malibu Boats Inc, Cl A *	31,705	1,735
MCBC Holdings Inc *	7,271	261
Monro Inc (A)	21,872	1,522
Movado Group Inc	4,069	170
New York & Co Inc *	9,937	38
Ollie’s Bargain Outlet Holdings Inc *	25,988	2,497
Planet Fitness Inc, Cl A *	55,950	3,023
Playa Hotels & Resorts NV *	132,637	1,277
PlayAGS Inc *	107,137	3,157
RH *	290	38
Roku Inc, Cl A *	7,623	557
Ruth’s Hospitality Group Inc	9,862	311
Sally Beauty Holdings Inc *(A)	180,635	3,322
SeaWorld Entertainment Inc *	16,668	524
Shoe Carnival Inc	2,855	110
Shutterstock Inc	36,386	1,986
Skechers U.S.A. Inc, Cl A *	103,924	2,903
Sleep Number Corp *	6,063	223
Stamps.com Inc *	2,356	533
Stitch Fix Inc, Cl A *(A)	9,305	407
Strategic Education Inc	17,328	2,374
Tailored Brands Inc	5,830	147
Taylor Morrison Home Corp, Cl A *	19,706	356
Texas Roadhouse Inc, Cl A	15,708	1,088
Tilly’s Inc, Cl A	3,508	66
Town Sports International Holdings Inc *	3,148	27
Turtle Beach Corp *(A)	2,934	59
Under Armour Inc, Cl C *(A)	31,838	620
Vera Bradley Inc *	5,493	84
Weight Watchers International Inc *	4,472	322
Wingstop Inc, Cl A	7,033	480
Winnebago Industries Inc	7,241	240
Wolverine World Wide Inc	39,788	1,554

		67,744

Consumer Staples — 2.3%
BJ’s Wholesale Club Holdings Inc *	28,039	751
Casey’s General Stores Inc	5,821	751
Central Garden & Pet Co, Cl A *(A)	88,195	3,022
Chefs’ Warehouse Inc/The *	19,188	697
Freshpet Inc *	13,640	501
Hostess Brands Inc, Cl A *	98,713	1,093
Medifast Inc	4,223	936
National Beverage Corp, Cl A *	2,424	283
Natural Grocers by Vitamin Cottage Inc *	2,806	47
Simply Good Foods Co/The *	26,243	510
Sprouts Farmers Market Inc *	16,054	440
USANA Health Sciences Inc *	4,355	525

		9,556

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Energy — 2.3%
Adams Resources & Energy Inc	764	$33
C&J Energy Services Inc *	33,513	697
California Resources Corp *(A)	9,595	466
Carrizo Oil & Gas Inc *	50,640	1,276
Delek US Holdings Inc	15,814	671
Denbury Resources Inc *	5,497	34
Earthstone Energy Inc, Cl A *	5,991	56
Energy Fuels Inc/Canada *	21,919	72
Evolution Petroleum Corp	74,023	818
Helix Energy Solutions Group Inc *	19,531	193
Independence Contract Drilling Inc *	8,316	41
Magnolia Oil & Gas Corp *	79,763	1,197
Mammoth Energy Services Inc	2,485	72
NCS Multistage Holdings Inc *(A)	52,864	873
Nine Energy Service Inc *	2,395	73
Northern Oil and Gas Inc *	30,846	124
Profire Energy Inc *	9,409	30
RigNet Inc, Cl A *	43,646	888
W&T Offshore Inc *	8,026	77
WPX Energy Inc *	97,220	1,956

		9,647

Financials — 5.3%
American National Bankshares Inc	2,194	86
Arbor Realty Trust Inc	14,033	161
Avista Healthcare Public Acquisition Corp, Cl A *	95,000	963
Bank of Marin Bancorp	1,831	154
Baycom Corp *	2,942	78
Cadence BanCorp, Cl A	11,857	310
Capstar Financial Holdings Inc	2,787	46
Century Bancorp Inc/MA, Cl A	892	64
Civista Bancshares Inc	2,862	69
Curo Group Holdings Corp *	18,025	545
eHealth Inc *	13,840	391
Elevate Credit Inc *	6,212	50
Enova International Inc *	7,667	221
Enterprise Financial Services Corp	5,275	280
Essent Group Ltd *	11,654	516
Evercore Inc, Cl A	12,141	1,221
First Financial Northwest Inc	2,740	45
First Northwest Bancorp *	2,973	46
Franklin Financial Network Inc *	1,708	67
Green Dot Corp, Cl A *	4,867	432
GS Acquisition Holdings Corp *	78,000	803
Hamilton Lane Inc, Cl A	4,097	181
Health Insurance Innovations Inc, Cl A *(A)	22,542	1,390
Heritage Commerce Corp	10,495	157
Home BancShares Inc/AR	56,700	1,242
Kemper Corp, Cl A	701	56
Merchants Bancorp/IN	4,297	109

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Metropolitan Bank Holding Corp *	1,866	$77
Moelis & Co, Cl A	7,115	390
National General Holdings Corp	1,927	52
Oak Valley Bancorp	2,246	44
Old Line Bancshares Inc	1,961	62
On Deck Capital Inc *	14,184	107
One Madison Corp *(B)	126,482	1,309
Pacific Mercantile Bancorp *	4,935	46
PCSB Financial Corp	4,017	82
PennantPark Investment Corp	130,872	976
Primerica Inc	1,534	185
Radian Group Inc	11,171	231
RBB Bancorp	3,815	93
Republic Bancorp Inc/KY, Cl A	2,618	121
Stifel Financial Corp	10,158	521
TPG Pace Holdings Corp *(B)	97,429	1,033
TriState Capital Holdings Inc *	5,946	164
Trupanion Inc *(A)	19,290	689
Umpqua Holdings Corp	31,412	653
Union Bankshares Inc/Morrisville VT (A)	1,138	60
United Community Banks Inc/GA	48,651	1,357
Unity Bancorp Inc	2,318	53
Universal Insurance Holdings Inc	7,779	378
Value Creation *(B)(C)(D)(E)	145,600	59
Veritex Holdings Inc *	6,071	172
Walker & Dunlop Inc	3,435	182
Wintrust Financial Corp	30,602	2,599
WisdomTree Investments Inc	128,366	1,089

		22,467

Health Care — 23.9%
Acadia Healthcare Co Inc, Cl A *	32,061	1,129
Accelerate Diagnostics Inc *(A)	32,051	736
Acceleron Pharma Inc *	7,057	404
Agios Pharmaceuticals Inc *	7,766	599
Albireo Pharma Inc *	25,167	830
Aldeyra Therapeutics Inc *	25,798	356
AMAG Pharmaceuticals Inc *(A)	56,930	1,139
Amedisys Inc *	3,687	461
AMN Healthcare Services Inc *	1,293	71
Arbutus Biopharma Corp *	35,262	333
Argenx SE ADR *(A)	8,591	652
ArQule Inc *	4,850	27
Array BioPharma Inc *	46,860	712
Arrowhead Pharmaceuticals Inc *(A)	19,294	370
Atara Biotherapeutics Inc *	20,632	853
AtriCure Inc *	14,266	500
Avanos Medical Inc *	6,550	449
AxoGen Inc *	23,940	882
BioSpecifics Technologies Corp *	2,541	149
Bio-Techne Corp	2,346	479
BioTelemetry Inc *	51,659	3,329

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Blueprint Medicines Corp *	6,825	$533
CareDx Inc *	40,590	1,171
Cellectis SA ADR *	12,396	350
Chimerix Inc *	168,240	654
CONMED Corp	5,759	456
CorVel Corp *	3,576	215
CryoLife Inc *	32,302	1,137
DBV Technologies SA ADR *	42,285	950
Deciphera Pharmaceuticals Inc *	28,335	1,097
DexCom Inc *	5,165	739
Durect Corp *	5,408	6
Dynavax Technologies Corp *	24,692	306
Eagle Pharmaceuticals Inc/DE *	3,208	222
Emergent BioSolutions *	12,760	840
Encompass Health Corp	8,911	695
Endo International PLC *	3,327	56
Endologix Inc *	183,417	350
Evolent Health Inc, Cl A *	15,500	440
Exact Sciences Corp *	28,038	2,213
Genomic Health Inc *	8,876	623
Haemonetics Corp *	4,951	567
Halozyme Therapeutics Inc *	2,622	48
HealthEquity Inc *	13,117	1,238
HealthStream Inc	12,806	397
Heron Therapeutics Inc *	34,092	1,079
HMS Holdings Corp *	13,630	447
ImmunoGen Inc *	78,731	746
Immunomedics Inc *(A)	78,301	1,631
Innoviva Inc *	15,637	238
Inogen Inc *	13,227	3,229
Inspire Medical Systems Inc *	9,683	407
Insulet Corp *	33,390	3,538
Integer Holdings Corp *	6,443	534
Integra LifeSciences Holdings Corp *	36,454	2,401
iRadimed Corp *(A)	1,278	48
iRhythm Technologies Inc *	5,192	491
Kiniksa Pharmaceuticals Ltd, Cl A *(A)	23,922	610
LeMaitre Vascular Inc	5,833	226
LHC Group Inc *	4,835	498
Ligand Pharmaceuticals Inc *	20,684	5,678
Liquidia Technologies Inc *(A)	32,553	893
Loxo Oncology Inc *	8,383	1,432
Madrigal Pharmaceuticals Inc *	1,453	311
Masimo Corp *	7,608	948
Medidata Solutions Inc *	31,771	2,329
Medpace Holdings Inc *	30,204	1,810
Merit Medical Systems Inc *	30,455	1,871
Mersana Therapeutics Inc *(A)	64,593	646
MiMedx Group Inc *(A)	29,167	180
Mirati Therapeutics Inc *	5,243	247
Molina Healthcare Inc *	5,044	750
Myriad Genetics Inc *	9,386	432

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Natera Inc *	17,383	$416
NeoGenomics Inc *	114,524	1,758
Neon Therapeutics Inc *	32,834	280
Nevro Corp *	16,328	931
NextGen Healthcare Inc *	20,427	410
Novocure Ltd *	10,719	562
Nuvectra Corp *	29,878	657
Omnicell Inc *	70,168	5,045
Pacific Biosciences of California Inc *(A)	167,238	905
PetIQ Inc, Cl A *(A)	10,467	411
Phibro Animal Health Corp, Cl A	3,592	154
Pieris Pharmaceuticals Inc *	15,494	87
PRA Health Sciences Inc *	24,115	2,657
Prestige Consumer Healthcare Inc, Cl A *	44,236	1,676
Quidel Corp *	21,935	1,430
Reata Pharmaceuticals Inc, Cl A *(A)	6,223	509
REGENXBIO Inc *	4,257	321
Repligen Corp *	9,362	519
Retrophin Inc *	28,770	827
Revance Therapeutics Inc *	33,696	837
Rhythm Pharmaceuticals Inc *	32,417	946
Sarepta Therapeutics Inc *	2,159	349
Sientra Inc *	66,973	1,599
Simulations Plus Inc	4,225	85
STAAR Surgical Co *	8,507	408
Supernus Pharmaceuticals Inc *	42,660	2,148
Syneos Health Inc, Cl A *	36,136	1,863
Tabula Rasa HealthCare Inc *	4,387	356
Tactile Systems Technology Inc *	7,290	518
Tandem Diabetes Care Inc *	10,878	466
Teladoc Health Inc *(A)	33,217	2,868
Translate Bio Inc *	22,165	222
Vanda Pharmaceuticals Inc *	13,011	299
Verastem Inc *(A)	—	—
Viking Therapeutics Inc *(A)	137,535	2,396
WaVe Life Sciences Ltd *	19,589	979
Xencor Inc *	18,127	706
Xeris Pharmaceuticals Inc *(A)	29,923	526
Zogenix Inc *	6,922	343

		100,882

Industrials — 19.8%
ABM Industries Inc	62,731	2,023
Aerovironment Inc *	3,925	440
Air Transport Services Group Inc *	54,276	1,165
Albany International Corp, Cl A	5,549	441
Allison Transmission Holdings Inc	8,905	463
Apogee Enterprises Inc	31,930	1,319
ASGN Inc *	37,813	2,985
Atkore International Group Inc *	10,111	268
Brink’s Co/The	21,616	1,508
Builders FirstSource Inc *	2,660	39

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chart Industries Inc *	4,280	$335
Cimpress NV *	7,922	1,082
Clean Harbors Inc *	46,180	3,306
Comfort Systems USA Inc	3,920	221
Commercial Vehicle Group Inc *	9,399	86
Construction Partners Inc, Cl A *	66,181	801
Continental Building Products Inc *	2,085	78
Donaldson Co Inc, Cl A	8,065	470
Dycom Industries Inc *	11,491	972
Energy Recovery Inc *	10,255	92
Exponent Inc	30,538	1,637
Forrester Research Inc	26,669	1,224
Fortress Transportation & Infrastructure Investors LLC (F)	121,067	2,201
Forward Air Corp	30,076	2,157
FTI Consulting Inc *	9,185	672
GATX Corp	4,802	416
Global Brass & Copper Holdings Inc	7,285	269
Graham Corp, Cl A	37,098	1,045
Granite Construction Inc	19,676	899
H&E Equipment Services Inc	8,483	321
Harsco Corp *	18,042	515
Heartland Express Inc	118,976	2,347
Heritage-Crystal Clean Inc *	113,918	2,432
Herman Miller Inc	3,194	123
Hillenbrand Inc	10,284	538
Hudson Technologies Inc *(A)	153,018	196
ICF International Inc, Cl A	5,598	422
InnerWorkings Inc *	295,475	2,340
Insperity Inc, Cl A	6,061	715
ITT Inc	6,787	416
John Bean Technologies Corp, Cl A	35,544	4,240
Kennametal Inc	43,570	1,898
Kirby Corp *	29,482	2,425
Kratos Defense & Security Solutions Inc *	32,377	479
Landstar System Inc	3,716	453
MasTec Inc *	37,073	1,655
Matson Inc	12,161	482
Mercury Systems Inc *	37,168	2,056
MSC Industrial Direct Co Inc, Cl A	17,596	1,550
Multi-Color Corp	42,990	2,676
NV5 Global Inc *	13,723	1,190
Omega Flex Inc	872	62
Patrick Industries Inc *	2,455	145
PGT Innovations Inc *	19,826	428
Primoris Services Corp	8,773	218
Proto Labs Inc *	18,275	2,956
Quad/Graphics Inc (B)	3,965	83
Ritchie Bros Auctioneers Inc	33,405	1,207
Rush Enterprises Inc, Cl A	5,081	200
Saia Inc *	14,908	1,140
Simpson Manufacturing Co Inc	6,144	445

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SiteOne Landscape Supply Inc *	8,127	$612
SP Plus Corp *	60,562	2,211
Systemax Inc	1,208	40
Tennant Co	25,446	1,933
Tetra Tech Inc	6,740	460
Trex Co Inc *	6,379	491
TriNet Group Inc *	60,569	3,411
TrueBlue Inc *	76,673	1,997
UniFirst Corp/MA	2,398	416
Universal Forest Products Inc	11,317	400
Universal Logistics Holdings Inc	1,263	47
Vicor Corp *	4,170	192
WageWorks Inc *	43,570	1,863
Watts Water Technologies Inc, Cl A	14,093	1,170
Willscot Corp, Cl A *	92,534	1,587
XPO Logistics Inc *	7,061	806
YRC Worldwide Inc *	106,707	958

		83,561

Information Technology — 19.9%
2U Inc *	25,227	1,897
3D Systems Corp *(A)	72,132	1,363
Actua Corp (B)(C)(D)	105,055	66
Acxiom Holdings Inc *	25,868	1,278
Alarm.com Holdings Inc *	8,358	480
Altair Engineering Inc, Cl A *	53,564	2,327
Alteryx Inc, Cl A *	5,652	323
American Software Inc/GA, Cl A	44,679	542
Appfolio Inc, Cl A *	4,633	363
Aspen Technology Inc *	9,039	1,030
Asure Software Inc *(A)	48,263	599
AVX Corp	12,041	217
Benefitfocus Inc *(A)	22,306	902
Blackline Inc *	33,334	1,882
Bottomline Technologies DE Inc *	6,242	454
Box Inc, Cl A *	63,747	1,524
Cabot Microelectronics Corp	1,467	151
CACI International Inc, Cl A *	2,346	432
CalAmp Corp *	68,741	1,647
Carbonite Inc *	78,803	2,809
Ceridian HCM Holding Inc *	9,339	393
ChannelAdvisor Corp *	51,262	638
Ciena Corp *	21,283	665
Control4 Corp *	19,325	663
ConvergeOne Holdings Inc	238,926	2,224
Cornerstone OnDemand Inc *	53,960	3,062
Coupa Software Inc *	14,784	1,169
CSG Systems International Inc	5,191	208
CTS Corp	18,906	649
CyberArk Software Ltd *	19,050	1,521
Descartes Systems Group Inc/The *	21,504	729
Domo Inc, Cl B *(A)	39,000	837

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Echo Global Logistics Inc *	6,247	$193
Envestnet Inc *	19,124	1,166
ePlus Inc *	1,941	180
Euronet Worldwide Inc *	18,167	1,821
Everbridge Inc *	59,440	3,426
EVERTEC Inc	14,204	342
Fair Isaac Corp *	2,286	522
FireEye Inc *	185,673	3,156
Five9 Inc *	51,489	2,250
Glu Mobile Inc *	57,600	429
Hortonworks Inc *	19,154	437
HubSpot Inc *	2,865	433
InterXion Holding NV *	31,143	2,096
KEMET Corp *	16,281	302
Limelight Networks Inc *	221,484	1,112
Littelfuse Inc	2,881	570
LivePerson Inc *	51,312	1,332
LogMeIn Inc	34,889	3,109
MAXIMUS Inc	15,365	1,000
MINDBODY Inc, Cl A *	10,159	413
MongoDB Inc, Cl A *	4,603	375
Monolithic Power Systems Inc	7,421	932
Nanometrics Inc *	2,046	77
Novanta Inc *	30,576	2,091
Paylocity Holding Corp *	6,493	522
Perficient Inc *	53,499	1,426
Presidio Inc	105,580	1,610
Progress Software Corp	8,845	312
Proofpoint Inc *	21,928	2,332
Pure Storage Inc, Cl A *	16,618	431
Q2 Holdings Inc *	22,644	1,371
QAD Inc, Cl A	15,917	902
Quantenna Communications Inc *	8,426	155
Rapid7 Inc *	10,874	401
RingCentral Inc, Cl A *	35,519	3,305
SailPoint Technologies Holding Inc *	13,804	470
Science Applications International Corp	5,193	419
Semtech Corp *	7,228	402
SMART Global Holdings Inc *	2,215	64
SPS Commerce Inc *	4,993	496
Stratasys Ltd *(A)	30,227	699
SVMK Inc *	16,737	268
Switch Inc, Cl A	90,102	973
Syntel Inc *	10,245	420
Trade Desk Inc/The, Cl A *	3,101	468
Twilio Inc, Cl A *	5,743	496
Tyler Technologies Inc *	3,118	764
Upland Software Inc *	20,218	653
USA Technologies Inc *	37,022	267
Varonis Systems Inc *	20,279	1,485
Xcerra Corp *	18,224	260
Yext Inc *	19,005	450

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zendesk Inc *	21,565	$1,531

		84,160

Materials — 1.2%
Boise Cascade Co	3,423	126
Cleveland-Cliffs Inc *	34,581	438
FutureFuel Corp	5,947	110
Gold Resource Corp	15,735	81
Ingevity Corp *	20,440	2,083
KMG Chemicals Inc	13,462	1,017
Louisiana-Pacific Corp	18,089	479
Rayonier Advanced Materials Inc	4,149	77
Ryerson Holding Corp *	4,901	55
Trinseo SA	5,760	451
US Concrete *(A)	—	—
Warrior Met Coal Inc	9,109	246

		5,163

Real Estate — 1.8%
City Office REIT Inc ‡	4,091	52
CoreSite Realty Corp ‡	5,401	600
First Industrial Realty Trust Inc ‡	1,140	36
FirstService Corp	8,287	702
Jernigan Capital Inc ‡	40,192	775
Marcus & Millichap Inc *	6,101	212
Medical Properties Trust Inc ‡	98,944	1,475
National Storage Affiliates Trust ‡	47,765	1,215
NexPoint Residential Trust Inc ‡	4,352	144
NorthStar Realty Europe Corp ‡	12,488	177
PotlatchDeltic Corp ‡	5,141	211
Rexford Industrial Realty Inc ‡	33,672	1,076
RMR Group Inc/The	2,753	255
Safety Income & Growth Inc	1,916	36
STAG Industrial Inc ‡	5,190	143
Xenia Hotels & Resorts Inc ‡	12,456	295

		7,404

Utilities — 0.0%
Atlantic Power Corp *	27,330	60

Total Common Stock (Cost $316,870) ($ Thousands)		404,882

	Number of Warrants

WARRANTS — 0.0%
Magnolia Oil & Gas Corp, Expires 06/24/2022
Strike Price 0.00*	31,731	149

Total Warrants (Cost $78) ($ Thousands)		149

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 6.0%
SEI Liquidity Fund, L.P.
2.170% **†(G)	25,167,843	$25,165

Total Affiliated Partnership (Cost $25,167) ($ Thousands)		25,165

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	17,517,166	$17,517

(Cost $17,517) ($ Thousands)		17,517

Total Investments in Securities — 106.0% (Cost $359,632) ($ Thousands)		$447,713

A list of the open futures contracts held by the Fund at September 30, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	50	Dec-2018	$4,269	$4,252	$(17)

Percentages are based on Net Assets of $422,260 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $24,592 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $2,557 ($ Thousands) and represented 0.6% of the Net Assets of the Fund.

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2018 was $125 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(D)	Level 3 security in accordance with fair value hierarchy.

(E)	Securities considered restricted. The total market value of such securities as of September 30, 2018 was $59 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(F)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $2,201 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(G)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $25,165 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$404,757	$—	$125	$404,882
Warrants	149	—	—	149
Affiliated Partnership	—	25,165	—	25,165
Cash Equivalent	17,517	—	—	17,517

Total Investments in Securities	$422,423	$25,165	$125	$447,713

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(17)	$—	$—	$(17)

Total Other Financial Instruments	$(17)	$—	$—	$(17)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Concluded)

September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$27,403	$125,762	$(127,998)	$—	$(2)	$25,165	$433
SEI Daily Income Trust, Government Fund, Cl F	12,753	166,214	(161,450)	—	—	17,517	155

Totals	$40,156	$291,976	$(289,448)	$—	$(2)	$42,682	$588

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.8%

Communication Services — 3.7%
Boingo Wireless Inc *	43,778	$1,528
Cogent Communications Holdings Inc	12,431	694
Criteo SA ADR *	107,633	2,469
Electronic Arts Inc *	6,830	823
Entravision Communications Corp, Cl A	140,086	686
IAC/InterActiveCorp *	76,824	16,649
Interpublic Group of Cos Inc/The (A)	32,406	741
Match Group Inc *(A)	26,148	1,514
National CineMedia Inc	66,448	704
Nexstar Media Group Inc, Cl A (A)	65,749	5,352
Take-Two Interactive Software Inc, Cl A *	8,895	1,227
Vonage Holdings Corp *	259,708	3,678
XO Group Inc *	16,619	573

		36,638

Consumer Discretionary — 15.5%
Aaron’s Inc (A)	25,954	1,413
Acushnet Holdings Corp	10,897	299
Adtalem Global Education Inc *(A)	27,312	1,316
Advance Auto Parts Inc	10,780	1,815
American Eagle Outfitters Inc	53,391	1,326
American Public Education Inc *	42,013	1,389
America’s Car-Mart Inc/TX *	5,561	435
Autoliv Inc (A)	7,000	607
Barnes & Noble Education Inc *	86,012	495
Big Lots Inc (A)	185,296	7,744
BJ’s Restaurants Inc (A)	27,426	1,980
Bloomin’ Brands Inc	126,324	2,500
Boyd Gaming Corp	27,164	919
Bridgepoint Education Inc, Cl A *	12,061	123
Bright Horizons Family Solutions Inc *	16,432	1,936
Brinker International Inc (A)	36,526	1,707
Burlington Stores Inc *	15,376	2,505
Cheesecake Factory Inc/The (A)	165,466	8,859
Chegg Inc *	66,125	1,880
Chico’s FAS Inc	67,621	586
Chuy’s Holdings Inc *	11,976	314
Citi Trends Inc	51,373	1,478
Cooper Tire & Rubber Co (A)	55,475	1,570
Core-Mark Holding Co Inc, Cl A	19,584	665
Dave & Buster’s Entertainment Inc	67,361	4,461
Del Frisco’s Restaurant Group Inc *	70,543	586
Dick’s Sporting Goods Inc (A)	11,194	397
Dillard’s Inc, Cl A (A)	6,426	491
Dine Brands Global Inc (A)	17,068	1,388
Domino’s Pizza Inc	2,231	658
DSW Inc, Cl A	24,755	839
Dunkin’ Brands Group Inc (A)	5,994	442
El Pollo Loco Holdings Inc *(A)	85,672	1,075
Eldorado Resorts Inc *(A)	27,541	1,338
Etsy Inc *	39,574	2,033

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Five Below Inc *	16,451	$2,140
Francesca’s Holdings Corp *	222,853	827
Gentherm Inc *	74,253	3,375
Grand Canyon Education Inc *	20,065	2,263
GrubHub Inc *	23,204	3,217
Guess? Inc, Cl 3 (A)	72,985	1,649
Hasbro Inc (A)	8,180	860
Haverty Furniture Cos Inc	54,967	1,215
Hibbett Sports Inc *(A)	75,421	1,418
K12 Inc *	58,405	1,034
LCI Industries (A)	19,788	1,638
Lear Corp	15,285	2,216
Lithia Motors Inc, Cl A (A)	39,677	3,240
LKQ Corp *	42,578	1,348
Marriott Vacations Worldwide Corp	16,786	1,876
Michael Kors Holdings Ltd *	37,101	2,544
Monro Inc (A)	17,078	1,189
Nautilus Inc *	34,201	477
Newell Brands Inc, Cl B	4,073	83
Nutrisystem Inc	10,989	407
Ollie’s Bargain Outlet Holdings Inc *(A)	40,289	3,872
Oxford Industries Inc, Cl A (A)	25,598	2,309
Perry Ellis International Inc, Cl A *	54,174	1,481
Planet Fitness Inc, Cl A *	66,798	3,609
Polaris Industries Inc (A)	7,902	798
Pool Corp (A)	24,064	4,016
Red Robin Gourmet Burgers Inc *	21,196	851
Rocky Brands Inc	19,629	555
Roku Inc, Cl A *	6,547	478
Shoe Carnival Inc (A)	12,591	485
Shutterfly Inc *(A)	46,743	3,080
Six Flags Entertainment Corp (A)	139,216	9,720
Skechers U.S.A. Inc, Cl A *	194,884	5,443
SodaStream International Ltd *	20,077	2,873
Stamps.com Inc *	20,559	4,650
Stoneridge Inc *	31,673	941
Strategic Education Inc	19,553	2,679
Texas Roadhouse Inc, Cl A (A)	17,057	1,182
Tilly’s Inc, Cl A	41,573	788
Tower International Inc	40,279	1,218
Tractor Supply Co	20,753	1,886
Ulta Beauty Inc *	3,283	926
Urban Outfitters Inc *(A)	13,717	561
Vail Resorts Inc	14,392	3,949
Veoneer Inc *(A)	7,000	385
Vera Bradley Inc *	63,103	963
Visteon Corp *	3,550	330
Wendy’s Co/The	180,995	3,102
Whirlpool Corp (A)	5,200	617

		154,332

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Consumer Staples — 3.6%
Andersons Inc/The	32,924	$1,240
Casey’s General Stores Inc	7,569	977
Central Garden & Pet Co, Cl A *	25,607	849
Chefs’ Warehouse Inc/The *	20,954	762
Energizer Holdings Inc	10,900	639
Fresh Del Monte Produce Inc	10,000	339
Freshpet Inc *	48,473	1,779
Hain Celestial Group Inc/The *(A)	260,780	7,072
Hostess Brands Inc, Cl A *	173,387	1,919
Ingles Markets Inc, Cl A	17,942	615
Ingredion Inc	7,843	823
J&J Snack Foods Corp	7,030	1,061
Kroger Co/The	19,039	554
Lamb Weston Holdings Inc	34,188	2,277
Pilgrim’s Pride Corp *	172,068	3,113
Pinnacle Foods Inc	66,828	4,331
Post Holdings Inc *	3,085	302
Sanderson Farms Inc (A)	8,462	875
SpartanNash Co	40,636	815
Spectrum Brands Holdings Inc	66,556	4,973
USANA Health Sciences Inc *	4,731	570

		35,885

Energy — 4.1%
Abraxas Petroleum Corp *	177,515	414
Andeavor	14,412	2,212
Antero Resources Corp *	40,736	721
Arch Coal Inc	5,396	482
Bonanza Creek Energy Inc *	42,599	1,269
Callon Petroleum Co *(A)	221,564	2,657
Concho Resources Inc *	7,333	1,120
Diamondback Energy Inc, Cl A (A)	6,772	916
Earthstone Energy Inc, Cl A *	35,545	333
Extraction Oil & Gas Inc *	27,100	306
Gulfport Energy Corp *	364,523	3,795
Laredo Petroleum Inc *	36,991	302
Matador Resources Co *(A)	34,119	1,128
Matrix Service Co *	72,228	1,780
Murphy Oil Corp	9,591	320
Noble Corp plc *	246,522	1,733
Northern Oil and Gas Inc *	78,534	314
Oasis Petroleum Inc *(A)	62,111	881
Overseas Shipholding Group Inc, Cl A *	217,524	685
Parsley Energy Inc, Cl A *	147,101	4,303
Patterson-UTI Energy Inc	9,352	160
PBF Energy Inc, Cl A	100,859	5,034
Peabody Energy Corp	10,194	363
Penn Virginia Corp *	6,271	505
Pioneer Energy Services Corp *	34,336	101
Pioneer Natural Resources Co	2,474	431
QEP Resources Inc *	37,332	423

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Range Resources Corp (A)	198,080	$3,365
W&T Offshore Inc *	55,930	539
Whiting Petroleum Corp *	73,154	3,880
WPX Energy Inc *	32,989	664

		41,136

Financials — 16.9%
1st Source Corp	4,460	235
Affiliated Managers Group Inc	3,254	445
Allstate Corp/The	7,797	770
Ambac Financial Group Inc *	29,006	592
American Equity Investment Life Holding Co	160,817	5,687
American Financial Group Inc/OH	14,643	1,625
American National Insurance Co	4,419	571
Ameriprise Financial Inc	4,701	694
Arch Capital Group Ltd *	10,008	298
Argo Group International Holdings Ltd	6,242	394
Assurant Inc (A)	8,307	897
Assured Guaranty Ltd	13,356	564
Axos Financial Inc *(A)	42,270	1,454
BancFirst Corp	8,096	485
Bancorp Inc/The *	159,722	1,532
Bank of Marin Bancorp	5,432	456
Bank OZK (A)	26,740	1,015
BankUnited Inc	124,328	4,401
Beneficial Bancorp Inc	51,000	862
BGC Partners Inc, Cl A	444,392	5,253
Bryn Mawr Bank Corp	1,829	86
Canadian Imperial Bank of Commerce	3,321	311
Cannae Holdings Inc *	32,120	673
Central Pacific Financial Corp	15,480	409
Chemical Financial Corp	17,703	945
City Holding Co (A)	4,920	378
CNO Financial Group Inc	257,013	5,454
Columbia Banking System Inc (A)	95,842	3,716
Community Trust Bancorp Inc	12,085	560
Cowen Inc, Cl A *	128,884	2,101
E*TRADE Financial Corp *	11,727	614
Eagle Bancorp Inc *	33,168	1,678
East West Bancorp Inc	34,638	2,091
Employers Holdings Inc	17,888	810
Enterprise Financial Services Corp	9,147	485
Evercore Inc, Cl A (A)	13,058	1,313
Everest Re Group Ltd	6,060	1,385
FBL Financial Group Inc, Cl A	2,500	188
Federal Agricultural Mortgage Corp, Cl C	7,433	537
Fidelity Southern Corp	20,478	507
Financial Institutions Inc	47,139	1,480
First American Financial Corp	23,494	1,212
First Citizens BancShares Inc/NC, Cl A	1,150	520
First Commonwealth Financial Corp	166,740	2,691
First Defiance Financial Corp	50,782	1,529

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Financial Corp/IN	2,007	$101
First Interstate BancSystem Inc, Cl A	19,006	852
FirstCash Inc	13,563	1,112
Flushing Financial Corp	38,658	943
FNB Corp/PA (Pennsylvania) (A)	408,899	5,201
Genworth Financial Inc, Cl A *	125,138	522
Great Southern Bancorp Inc	15,730	871
Great Western Bancorp Inc	64,022	2,701
Green Dot Corp, Cl A *	65,145	5,786
Hamilton Lane Inc, Cl A (A)	27,404	1,214
Hanmi Financial Corp	50,950	1,269
Hanover Insurance Group Inc/The, Cl A	34,803	4,294
Heartland Financial USA Inc (A)	14,677	852
HomeStreet Inc *	10,582	280
Horace Mann Educators Corp, Cl A	22,271	1,000
Horizon Bancorp Inc/IN	16,722	330
Houlihan Lokey Inc, Cl A	23,331	1,048
Huntington Bancshares Inc	111,744	1,667
Independent Bank Corp/MI	13,684	324
International Bancshares Corp	20,180	908
INTL. FCStone Inc *	11,359	549
Investors Bancorp Inc	57,756	709
Kemper Corp, Cl A	19,835	1,596
LPL Financial Holdings Inc	51,260	3,307
MarketAxess Holdings Inc (A)	3,601	643
MB Financial Inc	87,546	4,037
Mercantile Bank Corp	6,044	202
MGIC Investment Corp *	143,609	1,911
National General Holdings Corp	143,078	3,840
National Western Life Group Inc, Cl A	926	296
OFG Bancorp (B)	448,151	7,238
Oritani Financial Corp	29,352	456
PacWest Bancorp	221,825	10,570
PennyMac Financial Services Inc, Cl A	37,039	774
Piper Jaffray Cos	8,894	679
Popular Inc	47,861	2,453
ProAssurance Corp	3,352	157
Regional Management Corp *	20,351	587
Reinsurance Group of America Inc, Cl A	13,096	1,893
RenaissanceRe Holdings Ltd	1,520	203
Sandy Spring Bancorp Inc	10,459	411
Santander Consumer USA Holdings Inc	61,684	1,236
Selective Insurance Group Inc	19,688	1,250
ServisFirst Bancshares Inc (A)	15,218	596
Signature Bank/New York NY, Cl B	6,716	771
SLM Corp *(A)	126,674	1,412
South State Corp	13,001	1,066
Starwood Property Trust Inc ‡	139,591	3,004
State Bank Financial Corp	12,145	367
Stewart Information Services Corp	6,639	299
Stifel Financial Corp (A)	12,221	626
SVB Financial Group, Cl B *	10,502	3,264

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Synovus Financial Corp	17,477	$800
TCF Financial Corp	55,027	1,310
TriCo Bancshares	7,790	301
Umpqua Holdings Corp	131,021	2,725
United Financial Bancorp Inc	101,010	1,700
Unum Group	29,327	1,146
Voya Financial Inc	53,770	2,671
Walker & Dunlop Inc	12,464	659
Webster Financial Corp	3,768	222
Western Alliance Bancorp *	71,507	4,068
WSFS Financial Corp	28,005	1,320
Zions Bancorp NA	69,856	3,503

		168,005

Health Care — 13.3%
ABIOMED Inc *	967	435
Aclaris Therapeutics Inc *	54,352	789
Aerie Pharmaceuticals Inc *	27,452	1,690
Aimmune Therapeutics Inc *(A)	21,128	576
AmerisourceBergen Corp, Cl A	6,015	555
AMN Healthcare Services Inc *(A)	12,709	695
Amphastar Pharmaceuticals Inc *	23,022	443
Anika Therapeutics Inc *	7,079	299
Audentes Therapeutics Inc *	13,357	529
Avanos Medical Inc *(A)	16,087	1,102
BioMarin Pharmaceutical Inc *	21,122	2,048
Bio-Rad Laboratories Inc, Cl A *	1,267	397
BioTelemetry Inc *	10,534	679
Blueprint Medicines Corp *	4,312	337
Bruker Corp	14,311	479
Cambrex Corp *	14,910	1,020
CareDx Inc *	23,677	683
Charles River Laboratories International Inc *	7,525	1,012
Chemed Corp	9,369	2,994
Clovis Oncology Inc *	20,418	600
Collegium Pharmaceutical Inc *(A)	46,734	689
DexCom Inc *	17,493	2,502
Emergent BioSolutions Inc *	65,844	4,335
Encompass Health Corp	19,928	1,553
Envision Healthcare Corp *	45,014	2,059
Evolent Health Inc, Cl A *	49,536	1,407
Exelixis Inc *	34,784	616
GW Pharmaceuticals PLC ADR *	3,127	540
Haemonetics Corp *	32,853	3,764
Humana Inc	5,500	1,862
ICON PLC *(A)	18,166	2,793
ICU Medical Inc *	5,669	1,603
IDEXX Laboratories Inc *	6,675	1,667
Incyte Corp *	3,300	228
Insmed Inc *(A)	14,994	303
Integer Holdings Corp *	17,145	1,422

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Integra LifeSciences Holdings Corp *(A)	3,788	$250
iRhythm Technologies Inc *	11,795	1,117
Jazz Pharmaceuticals PLC *	15,368	2,584
Lantheus Holdings Inc *	38,294	573
LHC Group Inc *	8,754	902
Ligand Pharmaceuticals Inc *	69,967	19,205
LivaNova PLC *	22,810	2,828
Luminex Corp	45,103	1,367
Magellan Health Inc *	12,967	934
Masimo Corp *	15,397	1,918
Medidata Solutions Inc *(A)	1,269	93
MEDNAX Inc *	36,106	1,685
Medpace Holdings Inc *	8,816	528
Meridian Bioscience Inc	154,043	2,295
Merit Medical Systems Inc *	21,480	1,320
Mettler-Toledo International Inc *	411	250
Molina Healthcare Inc *	14,566	2,166
National HealthCare Corp	24,764	1,866
Nektar Therapeutics, Cl A *(A)	51,501	3,140
Neurocrine Biosciences Inc *	11,542	1,419
Nevro Corp *	8,092	461
NextGen Healthcare Inc *	39,665	796
Novocure Ltd *	43,827	2,297
Optinose Inc *	44,523	553
Pacira Pharmaceuticals Inc/DE *	69,929	3,437
Penumbra Inc *	10,162	1,521
PerkinElmer Inc (A)	12,707	1,236
Phibro Animal Health Corp, Cl A	36,647	1,572
Premier Inc, Cl A *	100,268	4,590
Progenics Pharmaceuticals Inc *(A)	—	—
Puma Biotechnology Inc *	28,732	1,317
QIAGEN NV *	58,065	2,200
Sage Therapeutics Inc *(A)	3,171	448
Sarepta Therapeutics Inc *	16,340	2,639
Seattle Genetics Inc *	9,003	694
Supernus Pharmaceuticals Inc *(A)	72,502	3,650
Syneos Health Inc, Cl A *(A)	85,413	4,403
Tandem Diabetes Care Inc *	14,973	641
Teleflex Inc	6,416	1,707
TESARO Inc *(A)	5,718	223
United Therapeutics Corp *	13,616	1,741
Utah Medical Products Inc	3,346	315
Veeva Systems Inc, Cl A *	12,000	1,306
WellCare Health Plans Inc *	11,253	3,606

		132,498

Industrials — 15.0%
AAR Corp	16,008	767
ACCO Brands Corp	195,035	2,204
Acuity Brands Inc (A)	5,691	895
AECOM *	30,435	994
Aegion Corp, Cl A *	38,939	988

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aircastle Ltd	14,320	$314
Alaska Air Group Inc (A)	3,200	220
AO Smith Corp (A)	28,088	1,499
Apogee Enterprises Inc (A)	94,766	3,916
ArcBest Corp	25,532	1,240
ASGN Inc *	8,718	688
Atlas Air Worldwide Holdings Inc *	91,353	5,824
Beacon Roofing Supply Inc *	5,422	196
BWX Technologies Inc, Cl W	117,333	7,338
Carlisle Cos Inc	22,082	2,690
Chart Industries Inc *	5,080	398
Cimpress NV *(A)	16,298	2,226
Cintas Corp	12,501	2,473
Copa Holdings SA, Cl A	5,789	462
Copart Inc *(A)	12,594	649
CoStar Group Inc *	10,197	4,291
Crane Co, Cl A	9,649	949
Curtiss-Wright Corp	15,306	2,103
Deluxe Corp (A)	11,400	649
Ducommun Inc *	12,544	512
DXP Enterprises Inc/TX *	12,853	515
Dycom Industries Inc *	15,943	1,349
EMCOR Group Inc	24,206	1,818
Engility Holdings Inc *	23,184	834
Ennis Inc	3,600	74
Esterline Technologies Corp *	4,304	391
Federal Signal Corp	15,715	421
Genesee & Wyoming Inc, Cl A *	104,845	9,540
Global Brass & Copper Holdings Inc	8,105	299
Greenbrier Cos Inc/The (A)	22,252	1,337
H&E Equipment Services Inc	13,236	500
Hawaiian Holdings Inc (A)	26,352	1,057
HD Supply Holdings Inc *	29,102	1,245
Hexcel Corp, Cl A (A)	24,458	1,640
HNI Corp	3,926	174
Huntington Ingalls Industries Inc, Cl A	6,945	1,778
Hyster-Yale Materials Handling Inc	2,559	157
ICF International Inc, Cl A	4,655	351
IDEX Corp	13,263	1,998
Insperity Inc, Cl A	8,458	998
Insteel Industries Inc (B)	87,981	3,157
ITT Inc	35,248	2,159
JetBlue Airways Corp *	1,486	29
John Bean Technologies Corp, Cl A (A)	3,191	381
Kadant Inc	21,160	2,282
Kaman Corp, Cl A	54,466	3,637
KAR Auction Services Inc	252,391	15,065
KBR Inc	18,325	387
L3 Technologies Inc	7,300	1,552
LB Foster Co, Cl A *	54,099	1,112
Lincoln Electric Holdings Inc	9,496	887
Lydall Inc *	14,967	645

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS
Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ManpowerGroup Inc	6,817	$586
Masonite International Corp *	48,640	3,118
MasTec Inc *(A)	29,249	1,306
Meritor Inc *	95,018	1,840
Middleby Corp/The *(A)	11,790	1,525
MSA Safety Inc	10,698	1,139
Navigant Consulting Inc	19,621	452
Old Dominion Freight Line Inc, Cl A	25,477	4,108
Owens Corning	7,414	402
RBC Bearings Inc *(A)	11,061	1,663
Resources Connection Inc	26,570	441
Robert Half International Inc	13,313	937
Ryder System Inc	8,900	650
Saia Inc *	9,826	751
SiteOne Landscape Supply Inc *(A)	4,650	350
SkyWest Inc	21,047	1,240
SP Plus Corp *	23,234	848
Spartan Motors Inc	33,756	498
Spirit AeroSystems Holdings Inc, Cl A	22,153	2,031
Spirit Airlines Inc *(A)	3,326	156
Teledyne Technologies Inc *	20,481	5,052
Tetra Tech Inc	27,739	1,895
Toro Co/The	10,348	621
TransDigm Group Inc *	1,510	562
TransUnion	13,206	972
Trinity Industries Inc	25,657	940
TrueBlue Inc *	18,524	483
United Rentals Inc *	9,199	1,505
Vectrus Inc *	26,479	826
Wabash National Corp (A)	37,011	675
Wabtec Corp (A)	3,600	378
WageWorks Inc *	8,366	358
Waste Connections Inc	1,359	108
Watsco Inc (A)	3,339	595
WESCO International Inc *	15,068	926
XPO Logistics Inc *	59,920	6,841
Xylem Inc	9,310	744

		149,776

Information Technology — 13.5%
2U Inc *	18,484	1,390
ACI Worldwide Inc *(A)	272,691	7,674
Advanced Energy Industries Inc *	1,400	72
ANSYS Inc *	2,600	485
Apptio Inc, Cl A *	50,872	1,880
Arista Networks Inc *	2,845	756
Aspen Technology Inc *	39,833	4,537
Avnet Inc	7,600	340
Belden Inc (A)	9,618	687
Benchmark Electronics Inc	25,072	587
Blackbaud Inc, Cl A (A)	3,876	393
Bottomline Technologies DE Inc *	23,423	1,703

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Broadcom Inc	9,282	$2,290
Broadridge Financial Solutions Inc	1,700	224
Cadence Design Systems Inc *	54,862	2,486
CDW Corp/DE	10,820	962
Coherent Inc *(A)	3,990	687
Comtech Telecommunications Corp	27,895	1,012
Convergys Corp	34,502	819
Cornerstone OnDemand Inc *	8,473	481
CSG Systems International Inc	16,700	670
Cypress Semiconductor Corp	214,266	3,105
Echo Global Logistics Inc *	36,887	1,142
Entegris Inc	26,270	761
EPAM Systems Inc *	5,383	741
EVERTEC Inc	128,127	3,088
Fidelity National Information Services Inc, Cl B	12,186	1,329
Finisar Corp *(A)	57,427	1,094
Gartner Inc *(A)	2,935	465
Global Payments Inc	5,841	744
Guidewire Software Inc, Cl Z *	13,806	1,395
Hortonworks Inc *	25,644	585
Inphi Corp *	24,989	949
Insight Enterprises Inc *	21,641	1,171
Integrated Device Technology Inc *	120,470	5,663
InterDigital Inc/PA	20,873	1,670
InterXion Holding NV *	26,628	1,792
j2 Global Inc (A)	63,247	5,240
Jabil Inc	18,821	510
Keysight Technologies Inc *	29,653	1,965
Leidos Holdings Inc	24,667	1,706
Littelfuse Inc	6,811	1,348
Lumentum Holdings Inc *(A)	9,250	555
Manhattan Associates Inc *(A)	10,280	561
ManTech International Corp/VA, Cl A	22,734	1,439
Marvell Technology Group Ltd	35,377	683
MAXIMUS Inc	22,464	1,462
Mellanox Technologies Ltd *	17,630	1,295
Microchip Technology Inc (A)	10,000	789
MKS Instruments Inc	4,309	345
MoneyGram International Inc *	53,003	284
Monolithic Power Systems Inc (A)	10,454	1,312
NCR Corp *(A)	54,171	1,539
New Relic Inc *	15,592	1,469
Nutanix Inc, Cl A *	20,012	855
ON Semiconductor Corp *	104,390	1,924
Orbotech Ltd *	25,145	1,495
Palo Alto Networks Inc *	4,182	942
Pandora Media Inc *(A)	120,828	1,149
Paylocity Holding Corp *	3,647	293
Perficient Inc *	12,505	333
Proofpoint Inc *	4,039	429
Q2 Holdings Inc *	18,175	1,101

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Qorvo Inc *	10,870	$836
RealPage Inc *	9,736	642
Ribbon Communications Inc *	44,977	307
RingCentral Inc, Cl A *	33,893	3,154
ScanSource Inc *	16,559	661
Science Applications International Corp	11,933	962
Semtech Corp *	117,093	6,510
Shutterstock Inc (A)	31,581	1,724
Silicon Laboratories Inc *	19,462	1,787
Silicon Motion Technology Corp ADR	109,848	5,899
SS&C Technologies Holdings Inc	17,556	998
Super Micro Computer Inc *	289,976	5,976
Sykes Enterprises Inc *(A)	13,182	402
Synaptics Inc *(A)	22,060	1,006
Synopsys Inc *	20,308	2,003
Tech Data Corp *	8,900	637
Teradyne Inc	21,768	805
Trade Desk Inc/The, Cl A *	29,593	4,466
Travelport Worldwide Ltd	56,099	946
Twilio Inc, Cl A *	10,757	928
Tyler Technologies Inc *	4,765	1,168
Wix.com Ltd *	21,627	2,589
WNS Holdings Ltd ADR *	27,299	1,385
Xcerra Corp *	30,150	430
Zebra Technologies Corp, Cl A *	6,251	1,105
Zendesk Inc *	8,104	575

		134,753

Materials — 5.0%
Albemarle Corp (A)	10,887	1,086
Ashland Global Holdings Inc	18,652	1,564
Avery Dennison Corp	24,778	2,685
B2Gold Corp *	571,704	1,315
Bemis Co Inc	6,140	298
Berry Global Group Inc *	14,891	721
Boise Cascade Co	19,180	706
Cabot Corp	24,685	1,548
Century Aluminum Co *	42,965	514
Commercial Metals Co, Cl A	42,708	876
Crown Holdings Inc *	4,800	230
FMC Corp	81,975	7,147
FutureFuel Corp	31,275	580
Huntsman Corp	23,455	639
Ingevity Corp *	16,855	1,717
Innophos Holdings Inc	1,314	58
Materion Corp	12,245	741
Neenah Inc, Cl A	14,000	1,208
Owens-Illinois Inc *	180,106	3,384
Packaging Corp of America	10,242	1,123
PolyOne Corp	61,364	2,683
Rayonier Advanced Materials Inc	43,416	800
Reliance Steel & Aluminum Co	21,136	1,803

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sensient Technologies Corp (A)	16,062	$1,229
Silgan Holdings Inc (A)	161,325	4,485
Steel Dynamics Inc	42,104	1,903
Stepan Co	6,908	601
SunCoke Energy Inc *	9,461	110
Trinseo SA	6,000	470
United States Steel Corp	30,079	917
Valvoline Inc (A)	200,146	4,305
Verso Corp *	33,107	1,115
Warrior Met Coal Inc (A)	15,295	414
Westlake Chemical Corp	8,462	703
Worthington Industries Inc	10,292	446

		50,124

Real Estate — 4.6%
Alexandria Real Estate Equities Inc ‡	10,497	1,320
Armada Hoffler Properties Inc ‡	97,505	1,473
CatchMark Timber Trust Inc, Cl A ‡	77,608	887
Chatham Lodging Trust ‡(A)	—	—
City Office REIT Inc ‡	163,213	2,060
CoreCivic Inc ‡	83,453	2,030
CoreSite Realty Corp ‡	5,244	583
Digital Realty Trust Inc, Cl A ‡	10,717	1,205
Douglas Emmett Inc ‡	4,298	162
EPR Properties, Cl A ‡(A)	1,000	68
Four Corners Property Trust Inc ‡	36,846	947
Gaming and Leisure Properties Inc ‡	170,517	6,011
GEO Group Inc/The ‡	20,390	513
Getty Realty Corp ‡	28,351	810
Hospitality Properties Trust ‡	31,272	902
Howard Hughes Corp/The *(A)	33,280	4,134
Infra Inc ‡	57,632	1,219
Innovative Industrial Properties Inc, Cl A ‡(A)	6,954	336
Invitation Homes Inc ‡(A)	90,251	2,068
iStar Inc ‡	107,433	1,200
Jones Lang LaSalle Inc (A)	14,648	2,114
Medical Properties Trust Inc ‡(A)	439,995	6,560
Mid-America Apartment Communities Inc ‡	5,599	561
Monmouth Real Estate Investment Corp, Cl A ‡	24,916	417
One Liberty Properties Inc ‡	10,910	303
Piedmont Office Realty Trust Inc, Cl A ‡	16,908	320
Regency Centers Corp ‡	6,935	449
Ryman Hospitality Properties Inc ‡	14,227	1,226
Select Income ‡	59,854	1,313
Senior Housing Properties Trust ‡	17,084	300
Sun Communities Inc ‡	1,400	142
Tier Inc ‡	29,872	720
Urstadt Biddle Properties Inc, Cl A ‡	36,401	775
Xenia Hotels & Resorts Inc ‡	90,567	2,146

		45,274

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 1.6%
Atmos Energy Corp	20,484	$1,924
Avista Corp	21,700	1,097
CMS Energy Corp	10,600	519
Evergy Inc	25,333	1,391
Hawaiian Electric Industries Inc	8,396	299
IDACORP Inc, Cl A	10,909	1,083
Middlesex Water Co	8,501	412
NorthWestern Corp	5,270	309
Portland General Electric Co	43,378	1,979
SJW Group	5,664	346
Southwest Gas Holdings Inc	10,221	808
UGI Corp	35,168	1,951
Unitil Corp	23,965	1,220
Vectren Corp	7,055	504
Vistra Energy Corp *	81,925	2,038

		15,880

Total Common Stock
(Cost $598,897) ($ Thousands)		964,301

	Number of Rights
RIGHTS — 0.0%
Schulman ‡‡	51,428	103

Total Rights
(Cost $—) ($ Thousands)		103

	Shares
AFFILIATED PARTNERSHIP — 17.5%
SEI Liquidity Fund, L.P.
2.170% **†(C)	173,813,054	173,797

Total Affiliated Partnership
(Cost $173,812) ($ Thousands)		173,797

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	32,302,185	32,302

(Cost $32,302) ($ Thousands)		32,302

Total Investments in Securities — 117.5%
(Cost $805,011) ($ Thousands)		$1,170,503

Percentages are based on Net Assets of $996,373 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.
‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 10). The total market value of securities on loan at September 30, 2018 was $170,163 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $10,394 ($ Thousands) and represented 1.0% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2018 was $173,797 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

PLC	— Public Limited Company

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$964,301	$—	$—	$964,301
Rights	—	103	—	103
Affiliated Partnership	—	173,797	—	173,797
Cash Equivalent	32,302	—	—	32,302

Total Investments in Securities	$996,603	$173,900	$—	$1,170,503

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Concluded)

September 30, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$76,976	$556,418	$(459,582)	$—	$(15)	$173,797	$583
SEI Daily Income Trust, Government Fund, Cl F	47,192	99,911	(114,801)	—	—	32,302	462

Totals	$124,168	$656,329	$(574,383)	$—	$(15)	$206,099	$1,045

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.6%

Communication Services — 1.7%
Cable One Inc	150	$132
CenturyLink Inc	26,500	562
News Corp	44,800	591
Shenandoah Telecommunications Co	1,800	70
TEGNA Inc	6,400	77
Telephone & Data Systems Inc	4,700	143
Tribune Media Co, Cl A	16,800	646
XO Group Inc *	2,800	96

		2,317

Consumer Discretionary — 13.6%
Advance Auto Parts Inc	3,800	640
AutoNation Inc *	13,300	553
Best Buy Co Inc	11,700	929
Bloomin’ Brands Inc	10,500	208
BorgWarner Inc	12,000	513
Burlington Stores Inc *	6,900	1,124
Cavco Industries Inc *	600	152
Dick’s Sporting Goods Inc	10,100	358
Dollar General Corp	3,600	394
DR Horton Inc	6,500	274
Extended Stay America Inc	25,700	520
Foot Locker Inc, Cl A	4,500	229
Gap Inc	27,800	802
Genuine Parts Co	1,300	129
Grand Canyon Education Inc *	6,000	677
Hilton Grand Vacations Inc *	12,200	404
Johnson Outdoors Inc, Cl A	900	84
Kohl’s Corp	12,583	938
LKQ Corp *	15,500	491
Lululemon Athletica Inc *	7,800	1,267
Macy’s Inc	28,400	986
Meritage Homes Corp *	5,500	220
Nordstrom Inc	14,300	855
NVR Inc *	250	618
PVH Corp	5,100	736
Qurate Retail Inc *	39,000	866
Ross Stores Inc	600	60
Service Corp International/US	3,200	141
Ulta Beauty Inc *	3,500	987
VF Corp	11,400	1,065
Vista Outdoor Inc *	25,500	456
Yum China Holdings Inc	20,900	734
		18,410

Consumer Staples — 3.2%
Archer-Daniels-Midland Co	22,500	1,131
Herbalife Nutrition Ltd *	13,800	753
Hershey Co	2,000	204
JM Smucker Co	6,800	698
Kroger Co	22,100	643

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tyson Foods, Cl A	14,100	$839
USANA Health Sciences Inc *	400	48

		4,316

Energy — 5.0%
Cheniere Energy Inc *	13,700	952
CNX Resources Corp *	19,700	282
Continental Resources Inc/OK, Cl A *	14,500	990
Diamondback Energy Inc, Cl A	3,100	419
Exterran Corp *	2,200	58
Hess	14,300	1,024
HollyFrontier Corp	11,700	818
Marathon Oil Corp	21,300	496
Murphy Oil Corp	2,500	83
ONEOK Inc	4,500	305
PBF Energy Inc, Cl A	14,800	739
Superior Energy Services Inc *	12,300	120
Williams Cos Inc	18,300	497

		6,783

Financials — 11.1%
Affiliated Managers Group Inc	3,000	410
American Financial Group Inc	4,400	488
Ameriprise Financial Inc	7,000	1,034
Annaly Capital Management Inc ‡	21,700	222
BGC Partners Inc, Cl A	5,500	65
Citizens Financial Group Inc	24,600	949
CNA Financial Corp	11,900	543
Comerica Inc	2,100	189
Discover Financial Services	9,600	734
East West Bancorp Inc	10,700	646
First American Financial Corp	13,900	717
Huntington Bancshares Inc/OH	44,300	661
Invesco Ltd	21,600	494
KeyCorp	42,000	835
Ladder Capital Corp, Cl A ‡	39,800	674
Lincoln National Corp	8,700	589
Loews Corp	10,900	548
M&T Bank Corp	3,100	510
National General Holdings Corp	1,000	27
Navient Corp	42,600	574
Northern Trust Corp	5,100	521
OneMain Holdings Inc, Cl A *	17,600	592
Radian Group Inc	20,600	426
Santander Consumer USA Holdings Inc	35,800	717
SunTrust Banks Inc	11,900	795
Synovus Financial Corp	3,800	174
T Rowe Price Group Inc	6,100	666
Two Harbors Investment Corp ‡	10,900	163
Western Asset Mortgage Capital Corp ‡	7,800	78

		15,041

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Health Care — 11.3%
Agilent Technologies Inc	14,500	$1,023
Align Technology Inc *	3,100	1,213
Bruker Corp	11,200	375
Centene Corp *	8,600	1,245
Cerner Corp *	14,600	940
Charles River Laboratories
International Inc *	1,000	135
Danaher Corp, Cl A	3,600	391
DENTSPLY SIRONA Inc	17,000	642
Edwards Lifesciences Corp, Cl A *	7,200	1,254
Genomic Health Inc *	2,900	204
Hologic Inc *	8,200	336
IDEXX Laboratories Inc *	5,300	1,323
Illumina Inc *	2,800	1,028
Incyte Corp *	11,700	808
Masimo Corp *	2,200	274
Mettler-Toledo International Inc *	750	457
Molina Healthcare Inc *	700	104
Mylan NV *	6,200	227
Neurocrine Biosciences Inc *	2,200	270
STERIS PLC	1,900	217
United Therapeutics Corp *	600	77
Veeva Systems Inc, Cl A *	8,400	914
WellCare Health Plans Inc *	2,900	929
West Pharmaceutical Services Inc	4,400	543
Zimmer Biomet Holdings	3,200	421

		15,350

Industrials — 12.7%
AMETEK Inc	12,100	957
Armstrong World Industries Inc *	10,000	696
Atkore International Group Inc *	23,100	613
BMC Stock Holdings Inc *	10,300	192
Colfax Corp *	22,000	793
Continental Building Products Inc *	9,100	342
Cummins Inc	7,100	1,037
EMCOR Group Inc	5,400	406
Encore Wire	2,800	140
Fastenal Co, Cl A	4,200	244
Global Brass & Copper Holdings Inc	3,600	133
Harris Corp	4,500	761
HEICO Corp	600	55
Huntington Ingalls Industries Inc, Cl A	2,300	589
IDEX Corp	5,900	889
Ingersoll-Rand PLC	3,300	338
Insperity Inc, Cl A	6,000	708
JB Hunt Transport Services Inc	5,200	618
Kansas City Southern	7,200	816
Macquarie Infrastructure Corp	13,200	609
NCI Building Systems Inc *	6,600	100
nVent Electric PLC	9,100	247

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Old Dominion Freight Line Inc, Cl A	5,500	$887
PACCAR Inc	15,500	1,057
Pentair PLC	5,100	221
Textron Inc	8,000	572
Timken Co/The	9,100	454
United Rentals Inc *	4,400	720
Vectrus Inc *	4,600	143
WABCO Holdings Inc *	2,000	236
WESCO International Inc *	11,400	700
WW Grainger Inc	2,600	929

		17,202

Information Technology — 19.6%
Akamai Technologies Inc *	11,700	856
Analog Devices Inc	12,600	1,165
ANSYS Inc *	300	56
Arista Networks Inc *	3,400	904
Arrow Electronics Inc, Cl A *	3,800	280
Aspen Technology Inc *	6,900	786
Avnet Inc	1,500	67
AVX Corp	4,100	74
Booz Allen Hamilton Holding Corp, Cl A	11,800	586
Broadridge Financial Solutions Inc	1,000	132
Cadence Design Systems Inc *	19,800	897
CDW Corp/DE	11,700	1,040
Cognizant Technology Solutions Corp, Cl A	600	46
CommScope Holding Co Inc *	25,100	772
Cypress Semiconductor Corp	19,800	287
Dell Technologies Inc, Cl V *	12,000	1,165
DXC Technology Co	12,000	1,122
EchoStar Corp, Cl A *	500	23
F5 Networks Inc, Cl A *	4,500	897
Fidelity National Information Services Inc,
Cl B	500	55
First Data Corp, Cl A *	2,000	49
Fiserv Inc, Cl A	14,000	1,153
Fortinet Inc *	12,700	1,172
Hewlett Packard Enterprise	39,500	644
Jabil Inc	18,200	493
Juniper Networks Inc	7,900	237
Keysight Technologies Inc *	2,800	186
KLA-Tencor Corp	3,900	397
Leidos Holdings Inc	8,700	602
Maxim Integrated Products Inc	9,100	513
MKS Instruments Inc	3,100	248
NetApp Inc	11,900	1,022
ON Semiconductor Corp *	35,300	651
Progress Software Corp	5,700	201
Qorvo Inc *	10,800	830
Red Hat Inc *	1,200	164
Skyworks Solutions Inc	5,000	454
SPS Commerce Inc *	4,200	417

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Synopsys Inc *	10,500	$1,035
Tech Data Corp *	2,600	186
Total System Services Inc	12,200	1,205
Trimble Inc *	18,000	782
VeriSign Inc *	5,900	945
Western Digital	12,700	743
Xilinx Inc	600	48
Zebra Technologies Corp, Cl A *	5,200	920

		26,507

Materials — 6.2%
Alcoa Corp *	16,200	654
Avery Dennison Corp	2,000	217
Celanese Corp, Cl A	7,800	889
Chemours Co/The	16,100	635
Freeport-McMoRan Inc, Cl B	71,200	991
Huntsman Corp	24,500	667
International Paper Co	3,500	172
LyondellBasell Industries NV, Cl A	2,200	226
Nucor Corp	14,700	933
Olin Corp	9,800	252
Owens-Illinois Inc *	26,800	504
Steel Dynamics Inc	18,200	822
Westlake Chemical Corp	6,500	540
WestRock Co	16,300	871

		8,373

Real Estate — 6.9%
Apple Hospitality Inc ‡	38,500	673
AvalonBay Communities Inc ‡	200	36
Camden Property Trust ‡	8,300	777
CBRE Group Inc, Cl A *	21,000	926
Chesapeake Lodging Trust ‡	7,700	247
CoreCivic Inc ‡	18,200	443
Empire State Realty Trust Inc, Cl A ‡	12,100	201
Franklin Street Properties Corp ‡	15,400	123
Gaming and Leisure Properties Inc ‡	21,100	744

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GEO Group Inc/The ‡	9,350	$235
HCP Inc ‡	20,700	545
Host Hotels & Resorts ‡	41,300	871
Park Hotels & Resorts Inc ‡	14,700	482
Ryman Hospitality Properties Inc ‡	1,600	138
Spirit Realty Capital Inc ‡	71,000	572
VEREIT Inc ‡	88,700	644
VICI Properties Inc ‡	33,900	733
Weyerhaeuser Co ‡	15,300	494
WP Carey Inc ‡	5,000	322
Xenia Hotels & Resorts Inc ‡	7,200	171

		9,377

Utilities — 4.3%
AES Corp	60,800	851
Ameren Corp	5,500	348
Avangrid Inc	5,300	254
CenterPoint Energy Inc	25,400	702
Eversource Energy	15,700	965
MDU Resources Group Inc	25,900	665
NRG Energy Inc	28,400	1,062
PG&E Corp	1,100	51
UGI Corp	16,800	932

		5,830

Total Common Stock (Cost $114,124) ($ Thousands)		129,506

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	5,636,997	5,637

Total Cash Equivalent (Cost $5,637) ($ Thousands)		5,637

Total Investments in Securities — 99.9% (Cost $119,761) ($ Thousands)		$135,143

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P Mid Cap 400 Index E-MINI	7	Dec-2018	$1,432	$1,418	$(14)

			$1,432	$1,418	$(14)

Percentages are based on Net Assets of $135,423 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl	— Class

PLC	— Public Limited Company

S&P	— Standard & Poor’s

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Concluded)

September 30, 2018

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$129,506	$—	$—	$129,506
Cash Equivalent	5,637	—	—	5,637

Total Investments in Securities	$135,143	$—	$—	$135,143

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(14)	$—	$—	$(14)

Total Other Financial Instruments	$(14)	$—	$—	$(14)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Liquidity Fund, L.P.	$52	$4,487	$(4,539)	$—	$—	$—	$2
SEI Daily Income Trust, Government Fund, Cl F	4,669	30,542	(29,574)	—	—	5,637	66

Totals	$4,721	$35,029	$(34,113)	$—	$—	$5,637	$68

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.2%

Communication Services — 6.3%
AT&T	745,308	$25,028
BCE	82,400	3,336
Cable One Inc	330	292
Cars.com Inc *	37,480	1,035
China Mobile ADR	75,300	3,684
Cinemark Holdings Inc	7,168	288
Comcast Corp, Cl A	248,200	8,789
Discovery Inc, Cl C *	54,613	1,616
Emerald Expositions Events	28,786	474
Lions Gate Entertainment Corp, Cl B	66,854	1,558
Madison Square Garden Co *	20,640	6,508
MSG Networks *	49,233	1,270
NTT DOCOMO Inc ADR	184,500	4,964
Sirius XM Holdings Inc	655,797	4,145
SK Telecom Co Ltd ADR	191,000	5,325
TechTarget *	8,618	167
TELUS	107,700	3,967
Verizon Communications	401,000	21,409
Walt Disney Co	56,900	6,654
World Wrestling Entertainment, Cl A	15,439	1,493

		102,002

Consumer Discretionary — 7.8%
AutoZone Inc *	11,600	8,998
Bed Bath & Beyond Inc	67,000	1,005
Booking Holdings Inc *	3,377	6,700
Callaway Golf	73,764	1,792
Canadian Tire, Cl A	45,600	5,339
Carter’s Inc	6,496	641
Cheesecake Factory	20,237	1,084
Children’s Place	21,300	2,722
Churchill Downs	4,490	1,247
Cracker Barrel Old Country Store Inc	11,460	1,686
Darden Restaurants Inc	35,681	3,967
Del Taco Restaurants *	26,530	313
Dollar General Corp	55,100	6,022
eBay Inc *	94,900	3,134
Etsy *	1,780	92
Extended Stay America Inc	70,805	1,432
Five Below *	8,048	1,047
Garmin Ltd	41,027	2,874
Graham Holdings Co, Cl B	1,557	902
Grand Canyon Education Inc *	57,175	6,449
H&R Block Inc	123,600	3,183
Hilton Grand Vacations Inc *	238,921	7,908
Hooker Furniture	4,202	142
Kohl’s Corp	89,800	6,695
Lowe’s Cos Inc	38,000	4,363
Murphy USA *	98,300	8,401
NVR Inc *	3,664	9,053
Potbelly *	3,440	42

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Red Lion Hotels Corp *	6,162	$77
Ruth’s Hospitality Group	4,606	145
Sally Beauty Holdings *	142,800	2,626
Shutterfly *	546	36
Target Corp, Cl A	258,600	22,811
Toyota Motor ADR	17,500	2,176
Ulta Beauty Inc *	3,186	899

		126,003

Consumer Staples — 17.4%
Altria Group Inc	199,194	12,013
Bunge Ltd	151,058	10,379
Calavo Growers Inc	14,753	1,425
Cal-Maine Foods	34,128	1,648
Clorox Co	69,266	10,418
Coca-Cola Co	278,746	12,875
Colgate-Palmolive Co	229,456	15,362
Conagra Brands Inc	104,700	3,557
Costco Wholesale Corp	58,304	13,694
Flowers Foods Inc	157,708	2,943
Fresh Del Monte Produce	25,700	871
Freshpet *	3,669	135
Hershey Co	128,596	13,117
Hostess Brands, Cl A *	36,909	409
Ingredion Inc	80,210	8,419
J&J Snack Foods	5,929	895
JM Smucker Co	96,000	9,850
John B Sanfilippo & Son	1,031	74
Kellogg Co	154,200	10,797
Kimberly-Clark Corp	41,837	4,754
Kroger Co	317,800	9,251
Lamb Weston Holdings Inc	176,314	11,742
Lancaster Colony Corp	3,277	489
MGP Ingredients Inc	7,326	579
National Beverage, Cl A *	7,099	828
PepsiCo Inc	136,803	15,295
Performance Food Group *	37,110	1,236
Philip Morris International Inc	84,372	6,880
Procter & Gamble Co	176,320	14,675
Sanderson Farms	41,900	4,331
Simply Good Foods *	3,784	74
Sysco Corp, Cl A	208,936	15,305
Tyson Foods, Cl A	346,516	20,628
Universal Corp/VA	4,721	307
US Foods Holding Corp *	57,542	1,773
USANA Health Sciences Inc *	5,484	661
Vector Group	46,845	645
Walgreens Boots Alliance Inc	225,600	16,446
Walmart Inc	275,600	25,882

		280,662

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Energy — 2.2%
Chevron Corp	57,300	$7,007
Dorian LPG Ltd *	36,173	288
EOG Resources Inc	15,283	1,950
Exxon Mobil Corp	133,300	11,333
Midstates Petroleum *	27,288	243
Par Pacific Holdings Inc *	66,731	1,361
Phillips 66	47,300	5,332
SilverBow Resources *	1,600	43
Valero Energy Corp	71,300	8,110

		35,667

Financials — 14.2%
ACNB	966	36
Aflac Inc	170,100	8,007
AGNC Investment Corp ‡	293,117	5,461
Allstate Corp	140,200	13,838
American Financial Group Inc	61,741	6,851
American National Insurance Co	7,463	965
Annaly Capital Management Inc ‡	884,735	9,051
Anworth Mortgage Asset ‡	20,918	97
Apollo Commercial Real Estate Finance ‡	256,775	4,845
Arch Capital Group Ltd	498,802	14,869
Ares Commercial Real Estate Corp ‡	3,513	49
ARMOUR Residential Inc ‡	7,863	176
AXA Equitable Holdings Inc	66,658	1,430
Axis Capital Holdings Ltd	86,311	4,981
B. Riley Financial	16,804	381
Bank of NT Butterfield & Son	30,654	1,590
Bank OZK	2,805	106
Baycom *	9,604	256
BB&T Corp	44,500	2,160
BCB Bancorp	3,588	50
Berkshire Hathaway Inc, Cl B *	89,100	19,077
Brown & Brown Inc	13,622	403
Cambridge Bancorp	1,870	168
CBOE Global Markets Inc	119,514	11,469
Century Bancorp, Cl A	1,374	99
Chimera Investment Corp ‡	189,825	3,442
Civista Bancshares	3,327	80
Codorus Valley Bancorp	565	18
Commerce Bancshares Inc/MO	6,001	396
Community Bankers Trust *	17,908	158
Community Financial	206	7
Eagle Bancorp *	13,818	699
Enstar Group *	3,173	662
Equity Bancshares Inc, Cl A *	3,185	125
Essent Group *	35,170	1,556
Evans Bancorp Inc	2,900	136
Everest Re Group Ltd	41,055	9,380
Exantas Capital ‡	7,875	86
FactSet Research Systems Inc	11,795	2,639

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FGL Holdings *	138,189	$1,237
First American Financial Corp	76,300	3,936
First Bancshares	1,681	66
First Business Financial Services	2,957	69
First Foundation Inc *	6,810	106
First Northwest Bancorp *	4,769	73
Genworth MI Canada Inc	71,000	2,339
Global Indemnity	1,290	49
Great Ajax ‡	6,210	84
Guaranty Bancshares	1,457	44
Health Insurance Innovations, Cl A *	3,898	240
Hingham Institution for Savings	521	114
HomeTrust Bancshares *	3,124	91
Houlihan Lokey, Cl A	14,726	662
Howard Bancorp *	4,281	76
Independent Bank	1,552	37
International. FCStone *	7,195	348
Invesco Mortgage Capital ‡	25,452	403
Investar Holding	965	26
Kemper, Cl A	4,949	398
Kingstone	12,092	230
Live Oak Bancshares	25,522	684
Loblaw	110,700	5,683
Malvern Bancorp *	480	11
MarketAxess Holdings Inc	22,383	3,995
MFA Financial Inc ‡	723,965	5,321
Moelis, Cl A	10,507	576
Morningstar Inc, Cl A	16,417	2,067
National Bank of Canada	96,800	4,831
National Commerce *	12,408	512
National General Holdings Corp	3,563	96
New Residential Investment Corp ‡	218,900	3,901
Nicolet Bankshares *	6,867	374
NMI Holdings, Cl A *	60,399	1,368
Northeast Bancorp	26,067	566
Norwood Financial	450	18
Ohio Valley Banc Corp	1,779	65
Old Line Bancshares	20,661	654
Old Second Bancorp	8,516	132
Orrstown Financial Services Inc	5,497	131
Parke Bancorp	3,024	68
PCSB Financial	12,884	262
PennyMac Financial Services, Cl A	23,313	487
Peoples Bancorp of North Carolina	595	17
PNC Financial Services Group Inc	34,500	4,699
Premier Financial Bancorp	9,395	174
Progressive Corp	205,318	14,586
Protective Insurance	322	7
Reinsurance Group of America Inc, Cl A	23,900	3,455
Riverview Bancorp Inc	15,930	141
S&P Global Inc	30,924	6,042
Safety Insurance Group	6,911	619

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SmartFinancial Inc *	4,353	$102
Southern National Bancorp of Virginia Inc	10,198	165
Starwood Property Trust Inc ‡	360,828	7,765
Sterling Bancorp Inc/MI	4,819	54
Sutherland Asset Management Corp ‡	31,292	521
Third Point Reinsurance Ltd *	79,355	1,032
Timberland Bancorp	15,155	473
TPG RE Finance Trust ‡	15,308	306
Travelers Cos Inc	97,500	12,647
TriCo Bancshares	1,247	48
Two Harbors Investment Corp ‡	537,553	8,026
United Security Bancshares	938	10
Unity Bancorp	2,310	53
Waterstone Financial	7,851	135

		229,306

Health Care — 12.6%
AbbVie Inc	56,900	5,382
Aetna Inc, Cl A	32,400	6,572
Amgen Inc, Cl A	28,800	5,970
Amphastar Pharmaceuticals *	29,016	558
Anthem Inc	30,100	8,249
Assembly Biosciences Inc *	9,538	354
Baxter International Inc	36,434	2,809
Bio-Rad Laboratories Inc, Cl A *	37,252	11,659
Cambrex *	7,079	484
Codexis Inc *	11,604	199
CryoPort *	20,581	264
Cutera Inc *	10,421	339
CVS Health Corp	53,500	4,211
Dova Pharmaceuticals *	11,450	240
Eli Lilly & Co	107,000	11,482
Enzo Biochem *	71,099	293
Express Scripts Holding Co *	84,200	8,000
Gilead Sciences	59,000	4,555
Haemonetics *	15,348	1,759
HCA Healthcare Inc	94,000	13,077
Humana Inc	39,755	13,458
ICU Medical Inc *	5,681	1,606
IDEXX Laboratories Inc *	9,688	2,419
Inogen *	285	70
Intersect ENT *	5,454	157
IntriCon *	3,051	171
Johnson & Johnson	208,700	28,836
Laboratory Corp of America Holdings *	14,566	2,530
LeMaitre Vascular	22,174	859
Merck & Co Inc	450,763	31,977
Myriad Genetics *	20,871	960
Pfizer Inc	685,900	30,228
QIAGEN NV *	15,342	581
Sanofi ADR	61,600	2,752
Tactile Systems Technology *	15,892	1,129

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Utah Medical Products	4,371	$412

		204,601

Industrials — 7.1%
Advanced Disposal Services *	34,765	941
Aerovironment *	1,557	175
Allison Transmission Holdings Inc	126,300	6,569
Blue Bird *	24,025	589
Boeing Co	10,600	3,942
BWX Technologies Inc, Cl W	78,461	4,907
Carlisle Cos Inc	38,508	4,690
Casella Waste Systems Inc, Cl A *	12,365	384
Daseke *	61,429	493
Eaton Corp PLC	87,400	7,580
Expeditors International of Washington Inc	36,421	2,678
FedEx Corp	8,700	2,095
Forrester Research	5,899	271
Harris Corp	2,764	468
Lockheed Martin Corp	37,846	13,093
Maxar Technologies	14,260	471
National Presto Industries	449	58
Northrop Grumman Corp	682	216
Omega Flex	2,851	203
Raytheon Co	67,922	14,037
Republic Services Inc	171,800	12,483
Toro Co/The	24,240	1,454
United Technologies Corp	66,500	9,297
Vectrus Inc *	12,670	395
Waste Management Inc	304,061	27,475

		114,964

Information Technology — 15.6%
Alpha & Omega Semiconductor *	4,188	49
Amdocs Ltd	386,837	25,524
Appfolio, Cl A *	7,196	564
Apple Inc	111,700	25,215
Automatic Data Processing Inc	60,769	9,156
Booz Allen Hamilton Holding Corp, Cl A	230,472	11,438
Broadridge Financial Solutions Inc	20,837	2,750
CACI International, Cl A *	1,386	255
Cadence Design Systems Inc *	67,429	3,056
Canon Inc ADR	130,800	4,140
CDK Global Inc	117,248	7,335
Cisco Systems Inc	460,700	22,413
Cision *	19,374	326
Conduent Inc *	4,844	109
Convergys	97,600	2,317
Corning Inc, Cl B	120,900	4,268
CSG Systems International	815	33
Diodes *	4,562	152
Extreme Networks Inc *	43,978	241
F5 Networks Inc, Cl A *	41,500	8,276

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fidelity National Information Services Inc, Cl B	13,517	$1,474
Fiserv Inc, Cl A *	25,327	2,086
Genpact Ltd	109,762	3,360
Intel Corp	365,500	17,285
International Business Machines Corp	90,300	13,654
Jack Henry & Associates Inc	29,087	4,656
KLA-Tencor Corp	57,400	5,838
Maxim Integrated Products Inc	69,736	3,932
Motorola Solutions Inc	225,943	29,404
National Instruments Corp	59,260	2,864
Oracle Corp, Cl B	286,100	14,751
Paychex Inc	16,855	1,241
PRGX Global *	2,210	19
Sykes Enterprises *	5,752	175
Symantec Corp, Cl A	87,011	1,852
Synopsys Inc *	118,580	11,693
Western Union Co	548,900	10,462

		252,363

Materials — 2.4%
Avery Dennison Corp	34,514	3,740
Axalta Coating Systems Ltd *	16,313	476
Berry Global Group Inc *	20,084	972
Crown Holdings Inc *	95,100	4,565
Eastman Chemical Co	54,880	5,253
Gold Resource	49,933	257
NewMarket Corp	169	68
Newmont Mining Corp	363,727	10,984
Royal Gold Inc, Cl A	24,252	1,869
Sonoco Products Co	153,400	8,514
Valvoline Inc	98,848	2,126

		38,824

Real Estate — 4.3%
Apple Hospitality Inc ‡	576,532	10,084
Brixmor Property Group Inc ‡	246,300	4,313
Consolidated-Tomoka Land Co	4,811	300
CorePoint Lodging ‡	29,105	566
Cousins Properties, Cl A ‡	70,122	623
Easterly Government Properties Inc ‡	25,349	491
Equity Commonwealth *‡	39,637	1,272
Four Corners Property Trust ‡	16,513	424
Getty Realty ‡	102,400	2,925
Jernigan Capital ‡	4,611	89
Marcus & Millichap *	5,272	183
MedEquities Realty Trust ‡	31,786	309
National Health Investors Inc ‡	65,402	4,944
NexPoint Residential Trust ‡	2,321	77
Omega Healthcare Investors Inc ‡	144,000	4,719
Park Hotels & Resorts Inc ‡	69,980	2,297
Piedmont Office Realty Trust, Cl A ‡	273,000	5,168

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PotlatchDeltic ‡	5,956	$244
PS Business Parks ‡	15,780	2,005
Rayonier Inc ‡	40,643	1,374
Retail Properties of America Inc, Cl A ‡	315,600	3,847
RMR Group	13,669	1,268
Ryman Hospitality Properties Inc ‡	8,128	700
SBA Communications Corp, Cl A *‡	67,501	10,843
Senior Housing Properties Trust ‡	221,100	3,882
St Joe Co/The *	2,504	42
Terreno Realty Corp ‡	29,249	1,103
VEREIT Inc ‡	655,900	4,762
Xenia Hotels & Resorts Inc ‡	10,388	246

		69,100

Utilities — 8.3%
ALLETE	22,120	1,659
American Electric Power Co Inc	172,521	12,228
Avangrid Inc	70,673	3,387
Black Hills, Cl A	15,265	887
CenterPoint Energy Inc	40,112	1,109
Chesapeake Utilities	11,351	952
CMS Energy Corp	141,894	6,953
DTE Energy Co	36,907	4,028
Edison International	89,800	6,078
El Paso Electric Co, Cl A	31,257	1,788
Entergy Corp	184,100	14,936
Exelon Corp	469,700	20,507
FirstEnergy Corp	246,500	9,162
Hawaiian Electric Industries Inc	96,047	3,418
IDACORP, Cl A	22,606	2,243
MGE Energy	10,144	648
New Jersey Resources Corp	1,105	51
NextEra Energy Inc	90,834	15,224
Northwest Natural Gas	17,621	1,179
NorthWestern	24,681	1,448
Pinnacle West Capital Corp	33,998	2,692
PNM Resources Inc	41,502	1,637
Portland General Electric	21,770	993
Public Service Enterprise Group Inc	232,900	12,295
SJW Group	6,049	370
Southwest Gas Holdings	9,490	750
Spire	23,216	1,707
UGI Corp	35,639	1,977
Unitil	22,335	1,137
Xcel Energy Inc	73,619	3,476

		134,919

Total Common Stock (Cost $1,337,118) ($ Thousands)		1,588,411

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Concluded)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	28,046,378	$28,046

Total Cash Equivalent (Cost $28,046) ($ Thousands)		28,046

Total Investments in Securities — 99.9% (Cost $1,365,164) ($ Thousands)		$1,616,457

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	98	Dec-2018	$14,261	$14,303	$42

Percentages are based on Net Assets of $1,617,815 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security.

ADR — American Depositary Receipt

Cl — Class

Ltd — Limited

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,588,411	$—	$—	$1,588,411
Cash Equivalent	28,046	—	—	28,046

Total Investments in Securities	$1,616,457	$—	$—	$1,616,457

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$42	$—	$—	$42

Total Other Financial Instruments	$42	$—	$—	$42

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$32,713	$809,299	$(813,966)	$—	$—	$28,046	$477

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.2%

Australia — 2.9%
AMP Ltd	741,826	$1,712
Aurizon Holdings Ltd	163,399	486
AusNet Services, Cl Miscellaneous	538,365	633
BHP Billiton Ltd	49,503	1,240
Caltex Australia Ltd	77,775	1,683
Coca-Cola Amatil Ltd	278,583	1,967
Cochlear Ltd	16,327	2,370
Crown Resorts Ltd	120,119	1,190
CSL Ltd	45,149	6,570
Flight Centre Travel Group Ltd	59,467	2,287
Insurance Australia Group Ltd	86,534	458
LendLease Group	186,932	2,659
Medibank Pvt Ltd	184,727	389
REA Group Ltd	10,425	648
Sonic Healthcare Ltd	28,679	517
South32 Ltd	317,798	902
Telstra Corp Ltd, Cl B	1,016,828	2,347
Treasury Wine Estates Ltd	19,617	248
Wesfarmers Ltd	252,944	9,124
Woolworths Group Ltd	154,930	3,148

		40,578

Austria — 1.5%
Agrana Beteiligungs AG	30,704	688
Erste Group Bank AG	27,229	1,132
EVN AG	17,488	343
Oberbank AG	594	61
Oesterreichische Post AG	69,674	2,915
Telekom Austria AG, Cl A	71,686	555
Verbund AG	93,826	4,623
voestalpine AG	238,610	10,920

		21,237

Belgium — 0.8%
Ageas	4,137	222
Befimmo SA ‡	1,017	58
Colruyt SA	82,972	4,698
Elia System Operator SA/NV	5,783	373
Financiere de Tubize SA	1,779	137
Proximus SADP	83,747	2,002
Sipef NV	1,505	91
UCB SA, Cl A	38,321	3,445

		11,026

Bermuda — 0.1%
Arch Capital Group Ltd *	67,809	2,021

Canada — 6.4%
Artis Real Estate Investment Trust ‡	4,797	44
Atco Ltd/Canada, Cl I	80,577	2,353
Bank of Montreal	119,417	9,843
Barrick Gold Corp	3,100	34
BCE Inc	181,718	7,363

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Canadian Imperial Bank of Commerce	71,668	$6,710
Canadian Tire Corp Ltd, Cl A	10,700	1,253
Canadian Utilities Ltd, Cl A	72,386	1,779
Canfor Corp *	20,100	374
Canfor Pulp Products Inc	3,800	72
CGI Group Inc, Cl A *	23,700	1,527
Constellation Software Inc/Canada	3,200	2,352
Dollarama Inc	58,200	1,832
Emera Inc	13,329	414
Empire Co Ltd, Cl A	33,500	610
Fairfax Financial Holdings Ltd	4,200	2,280
George Weston Ltd	112,380	8,500
Great-West Lifeco Inc	9,900	240
H&R Real Estate Investment Trust ‡	122,600	1,885
IGM Financial Inc	2,000	55
Industrial Alliance Insurance & Financial Services Inc	6,500	260
Intact Financial Corp, Cl Common Subscription Receipt	18,500	1,537
Kinross Gold Corp *	330,600	900
Loblaw Cos Ltd	113,500	5,827
Maple Leaf Foods Inc	1,027	25
Morguard North American Residential Real Estate Investment Trust ‡	4,900	61
Morguard Real Estate Investment Trust ‡	5,637	52
National Bank of Canada	141,100	7,042
RioCan Real Estate Investment Trust, Cl Trust Unit ‡	86,200	1,646
Rogers Communications Inc, Cl B	243,800	12,529
Royal Bank of Canada	36,500	2,924
SmartCentres Real Estate Investment Trust ‡	15,800	373
TELUS Corp	3,400	125
Toronto-Dominion Bank/The	132,392	8,039

		90,860

China — 0.0%
Yangzijiang Shipbuilding Holdings Ltd	446,200	405

Denmark — 2.2%
Carlsberg A/S, Cl B	85,101	10,212
Coloplast A/S, Cl B	10,238	1,047
DSV A/S	11,926	1,085
GN Store Nord A/S	136,439	6,649
H Lundbeck A/S, Cl H	2	—
Matas A/S	3,532	35
Novo Nordisk A/S, Cl B	61,729	2,908
Royal Unibrew A/S	68,978	5,683
Schouw & Co A/S	6,350	527
William Demant Holding A/S *	71,844	2,701

		30,847

Finland — 0.8%
DNA OYJ	7,388	165
Elisa OYJ	19,482	827

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fortum OYJ	242,257	$6,075
Kesko OYJ, Cl B	52,556	2,856
Orion OYJ, Cl B	28,434	1,077

		11,000

France — 1.2%
Aeroports de Paris, Cl A	2,438	549
AXA SA	9,377	252
Boiron SA	654	44
Credit Agricole SA	48,568	699
Dassault Aviation SA	1,731	3,205
Engie SA	204,880	3,014
Eutelsat Communications SA	17,344	410
Fnac Darty SA *	1,116	88
GL Events	899	21
Hermes International	183	121
Infotel SA	43	2
LVMH Moet Hennessy Louis Vuitton SE	737	261
Peugeot SA	113,789	3,070
Veolia Environnement SA	278,331	5,557

		17,293

Germany — 2.7%
Aareal Bank AG	127,397	5,330
adidas AG	17,389	4,260
Aurubis AG	29,195	2,043
Covestro AG	29,890	2,425
CTS Eventim AG & Co KGaA	17,810	799
Deutsche Lufthansa AG	220,508	5,419
Fraport AG Frankfurt Airport Services Worldwide	3,769	333
Freenet AG	192,233	4,622
MAN SE	2,451	267
McKesson Europe AG	11,402	347
METRO AG	308,898	4,844
MVV Energie AG	2,427	74
Puma SE	2,047	1,010
RHOEN-KLINIKUM AG	74,801	1,924
RTL Group SA	16,494	1,177
Salzgitter AG	61,617	3,081
Uniper SE	21,056	648
Wuestenrot & Wuerttembergische AG	7,948	181

		38,784

Guernsey — 0.5%
Amdocs Ltd	107,940	7,122

Hong Kong — 4.7%
ASM Pacific Technology Ltd	272,200	2,773
BOC Hong Kong Holdings Ltd	746,000	3,547
CK Asset Holdings Ltd	72,500	544
CK Hutchison Holdings Ltd	20,500	236
CK Infrastructure Holdings Ltd	621,500	4,924
CLP Holdings Ltd, Cl B	1,670,656	19,568

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Pacific Co Ltd	1,054,000	$520
Guoco Group Ltd	6,000	100
Hang Lung Group Ltd	23,000	61
Hang Seng Bank Ltd	120,000	3,260
HK Electric Investments & HK Electric Investments Ltd	1,691,500	1,708
HKT Trust & HKT Ltd	3,767,000	5,180
Hutchison Port Holdings Trust, Cl U	1,674,000	419
Hysan Development Co Ltd	116,000	586
Kerry Properties Ltd	470,000	1,595
Langham Hospitality Investments and Langham Hospitality Investments Ltd	425,500	157
Li & Fung Ltd	3,742,000	837
Link ‡	659,000	6,489
Miramar Hotel & Investment	49,000	92
MTR Corp Ltd	659,000	3,470
NWS Holdings Ltd	351,000	694
PCCW Ltd	1,766,000	1,029
Power Assets Holdings Ltd	367,000	2,556
Regal Hotels International Holdings Ltd	500,000	274
Regal Real Estate Investment Trust ‡	269,000	77
Sun Hung Kai Properties Ltd	1,000	15
Sunlight Real Estate Investment Trust ‡	310,000	208
Swire Pacific Ltd, Cl A	81,500	893
Transport International Holdings Ltd, Cl B	9,600	25
WH Group Ltd	4,274,500	3,010
Yue Yuen Industrial Holdings Ltd	641,500	1,783

		66,630

Ireland — 0.3%
Accenture PLC, Cl A	26,200	4,459

Israel — 1.8%
Bank Hapoalim BM	1,179,985	8,641
Bank Leumi Le-Israel BM	1,523,061	10,046
Check Point Software Technologies Ltd *	10,592	1,246
FIBI Holdings Ltd	1,678	48
Israel Discount Bank Ltd, Cl A	1,058,914	3,535
Maabarot Products Ltd	1,705	19
Mediterranean Towers Ltd	39,638	72
Nice Ltd *	894	101
Oil Refineries Ltd	253,832	127
Paz Oil Co Ltd	1,069	168
Radware Ltd *	1,372	36
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	8,366	394
Shufersal Ltd	145,438	933
Strauss Group Ltd	7,284	160

		25,526

Italy — 0.5%
A2A SpA	258,424	449
Assicurazioni Generali SpA	51,454	889
Avio SpA	5,445	81

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Banca Mediolanum SpA	258,505	$1,759
Hera SpA	652,291	2,032
Iren SpA	628,867	1,544
Orsero SpA	4,900	43

		6,797

Japan — 6.9%
ABC-Mart Inc, Cl H	11,100	618
Aeon Co Ltd, Cl H	32,200	776
Aeon Hokkaido Corp	35,900	268
Ahjikan Co Ltd	2,500	34
Alfresa Holdings Corp	36,200	969
Alpen Co Ltd	36,369	645
Amiyaki Tei Co Ltd	2,300	92
Aohata Corp	2,900	69
Araya Industrial Co Ltd	2,600	46
Arcland Sakamoto Co Ltd	3,900	53
Asante Inc	2,200	47
Astellas Pharma Inc	323,300	5,641
Atsugi Co Ltd	23,900	247
Benesse Holdings Inc, Cl A	4,700	134
Canon Inc	190,900	6,067
C’BON COSMETICS Co Ltd	1,100	27
Computer Institute of Japan Ltd	24,800	169
Create Medic Co Ltd	6,200	71
Daidoh Ltd	5,500	19
Daiichi Sankyo Co Ltd	25,379	1,100
DyDo Group Holdings Inc	36,590	1,833
Eisai Co Ltd	2,800	273
FALCO HOLDINGS Co Ltd	3,400	56
Fujiya Co Ltd	19,700	443
G-7 Holdings Inc, Cl 7	9,000	219
Hakudo Co Ltd	4,400	77
Hitachi Ltd	19,400	659
Hokkaido Gas Co Ltd	5,200	71
Hoya Corp	63,300	3,762
Itochu-Shokuhin Co Ltd	2,003	105
Japan Oil Transportation Co Ltd	2,100	55
Japan Post Bank Co Ltd	57,100	675
Japan Post Holdings Co Ltd	516,900	6,153
JSR Corp	12,500	233
JXTG Holdings Inc	141,300	1,068
Kadoya Sesame Mills Inc	1,000	55
Kakaku.com Inc	31,000	606
Kakiyasu Honten Co Ltd	9,700	224
Kato Sangyo Co Ltd	29,100	981
Keiyo Co Ltd	37,300	181
King Jim Co Ltd	14,000	123
Kohnan Shoji Co Ltd	45,146	1,142
Kohsoku Corp	2,600	31
Kojima Co Ltd *	45,600	209
Komeri Co Ltd	7,500	175
Kurimoto Ltd	14,400	237

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kyokuyo Co Ltd	13,500	$404
KYORIN Holdings Inc	109,700	2,266
Kyushu Railway Co	17,800	542
Marubeni Corp	332,300	3,043
McDonald’s Holdings Co Japan Ltd	75,800	3,330
Medipal Holdings Corp	187,100	3,906
Mitsubishi Gas Chemical Co Inc	91,800	1,955
Mitsubishi Tanabe Pharma Corp	242,600	4,058
Mitsui & Co Ltd	98,700	1,756
Mitsui Sugar Co Ltd	15,400	442
Miyoshi Oil & Fat Co Ltd	16,300	190
Mizuho Financial Group Inc	1,278,300	2,231
Mochida Pharmaceutical Co Ltd	3,400	281
Morito Co Ltd	6,400	52
Morozoff Ltd	1,100	59
Mory Industries Inc	3,000	82
Musashi Co Ltd	2,400	48
Nakayama Steel Works Ltd	47,400	304
Nichia Steel Works Ltd	8,300	26
Nihon Yamamura Glass Co Ltd	1,500	24
Nippon Beet Sugar Manufacturing Co Ltd	5,000	92
Nippon Building Fund Inc, Cl REIT ‡	90	521
Nippon Express Co Ltd	8,800	578
Nippon Flour Mills Co Ltd	68,234	1,203
Nippon Light Metal Holdings Co Ltd	50,500	113
NIPPON REIT Investment Corp ‡	211	683
Nippon Telegraph & Telephone Corp	20,400	922
Nisshin Oillio Group Ltd/The	25,652	753
NJS Co Ltd	2,600	41
NTT DOCOMO Inc	250,000	6,724
Ohsho Food Service Corp	10,900	761
Okinawa Electric Power Co Inc/The	100,512	2,119
Oracle Corp Japan	42,600	3,435
Otsuka Corp	21,900	818
OUG Holdings Inc (A)	3,000	73
Rhythm Watch Co Ltd	1,900	36
Ricoh Co Ltd	64,100	689
San Holdings Inc	1,900	47
Sankyo Co Ltd	13,000	509
Seven & i Holdings Co Ltd	115,100	5,128
Shidax Corp	10,800	36
Shimamura Co Ltd	2,600	247
Shionogi & Co Ltd	6,800	444
Shofu Inc	6,400	77
Showa Shell Sekiyu KK	28,100	595
Starts Proceed Investment Corp, Cl A	136	205
Step Co Ltd	4,400	59
Studio Alice Co Ltd	2,932	61
Sumitomo Dainippon Pharma Co Ltd	3,300	76
Taiko Pharmaceutical Co Ltd	22,000	412
Takeda Pharmaceutical Co Ltd	41,400	1,772
Ten Allied Co Ltd *	5,900	23

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toho Holdings Co Ltd	53,700	$1,425
Tokai Corp/Gifu	2,810	65
Tokyo Electric Power Co Holdings Inc *	240,600	1,182
Tokyo Theatres Co Inc	10,900	131
Tokyu Recreation Co Ltd	800	35
Tsumura & Co	22,800	787
Unicafe Inc	6,400	71
Vital KSK Holdings Inc	59,400	670
Yamada Denki Co Ltd	348,500	1,764
Yamaya Corp	1,800	48
Yashima Denki Co Ltd	4,500	37

		97,204

Netherlands — 0.4%
ABN AMRO Group NV	28,181	768
Amsterdam Commodities NV	2,633	59
Coca-Cola European Partners PLC	6,922	313
ForFarmers NV	67,078	760
Koninklijke Ahold Delhaize NV	94,198	2,161
NN Group NV	25,369	1,132
Sligro Food Group NV	8,396	359

		5,552

New Zealand — 2.1%
Abano Healthcare Group Ltd	3,951	22
Argosy Property Ltd	361,070	263
Arvida Group Ltd	28,483	26
Auckland International Airport Ltd	63,393	307
Chorus Ltd	16,875	54
Contact Energy Ltd	1,629,997	6,300
EBOS Group Ltd	11,508	171
Fisher & Paykel Healthcare Corp Ltd	876,352	8,744
Fletcher Building Ltd	354,357	1,536
Genesis Energy Ltd	97,246	167
Goodman Property Trust ‡	921,285	944
Kathmandu Holdings Ltd	27,874	61
Kiwi Property Group Ltd ‡	876,642	808
Mainfreight Ltd	3,460	69
Mercury NZ Ltd	1,029,213	2,296
Meridian Energy Ltd	129,503	282
Metlifecare Ltd	120,929	521
Property for Industry Ltd ‡	140,609	168
Restaurant Brands New Zealand Ltd	32,005	166
Ryman Healthcare Ltd	137,400	1,275
Sanford Ltd/NZ	10,470	55
Spark New Zealand Ltd	1,590,534	4,271
Stride Property Group	75,455	98
Summerset Group Holdings Ltd	100,864	522
Synlait Milk Ltd *	74,223	534
Trustpower Ltd	30,153	125
Vector Ltd	94,500	216
Warehouse Group Ltd/The (A)	38,887	53

		30,054

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Norway — 1.7%
Equinor ASA	58,716	$1,655
Norsk Hydro ASA	306,409	1,839
Olav Thon Eiendomsselskap ASA	1,713	31
Orkla ASA	1,201,686	10,147
Telenor ASA	513,272	10,028

		23,700

Portugal — 0.2%
Jeronimo Martins SGPS SA	38,425	566
REN - Redes Energeticas Nacionais SGPS SA	647,207	1,827

		2,393

Singapore — 1.2%
AIMS AMP Capital Industrial REIT ‡	139,200	143
Cache Logistics Trust ‡	447,200	241
CapitaLand Commercial Trust ‡	1,868,000	2,433
CapitaLand Mall Trust ‡	2,202,500	3,578
ComfortDelGro Corp Ltd	731,100	1,300
Far East Hospitality Trust ‡	477,300	222
Fraser and Neave Ltd	20,400	29
Frasers Hospitality Trust ‡	224,800	115
Genting Singapore Ltd	771,900	599
GL Ltd	6,800	4
Hongkong Land Holdings Ltd	27,900	185
IREIT Global ‡	88,100	49
Jardine Matheson Holdings Ltd	3,900	245
Jardine Strategic Holdings Ltd	2,400	87
Mapletree North Asia Commercial Trust ‡	299,300	250
OUE Hospitality Trust ‡	588,900	310
SATS Ltd	341,000	1,303
Sheng Siong Group Ltd	1,091,800	895
Singapore Airlines Ltd	64,800	462
Singapore Press Holdings Ltd	429,500	902
Singapore Technologies Engineering Ltd	412,700	1,075
Soilbuild Business Space REIT ‡	204,000	90
SPH ‡	768,400	562
StarHub Ltd	984,300	1,347
Suntec Real Estate Investment Trust ‡	146,100	206
UOL Group Ltd	55,500	280
Venture Corp Ltd	20,400	263

		17,175

Spain — 0.2%
Cia de Distribucion Integral Logista Holdings SA	4,236	109
Ebro Foods SA	20,315	444
Endesa SA	31,837	688
International Consolidated Airlines Group SA	262,339	2,258

		3,499

Sweden — 2.0%
Axfood AB	360,385	6,743
Essity AB, Cl B	61,865	1,554

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ICA Gruppen AB	281,932	$8,940
Pandox AB, Cl B	6,818	122
Swedish Match AB	222,326	11,375
Telia Co AB	26,052	120

		28,854

Switzerland — 4.1%
Allreal Holding AG, Cl A	14,514	2,340
Alpiq Holding AG	2,651	214
Barry Callebaut AG	378	720
Berner Kantonalbank AG	232	52
BKW AG	10,313	657
Chocoladefabriken Lindt & Spruengli AG	374	3,011
Intershop Holding AG	158	80
Julius Baer Group Ltd	13,055	656
Lastminute.com NV *	1,582	26
Nestle SA	26,981	2,260
Novartis AG	128,680	11,119
Roche Holding AG	50,791	12,362
Schindler Holding AG	11,480	2,875
Siegfried Holding AG	4,424	2,068
Sonova Holding AG *	21,509	4,300
Swiss Life Holding AG	10,047	3,826
Swiss Prime Site AG	43,495	3,725
Swisscom AG *	11,089	5,056
Swissquote Group Holding SA	3,191	233
Tamedia AG	491	60
Valora Holding AG	9,833	2,653
Vontobel Holding AG	1,656	117

		58,410

United Kingdom — 3.0%
AG Barr PLC	6,564	62
BHP Billiton PLC	13,972	304
BP PLC	215,411	1,655
Britvic PLC	516,162	5,267
Burberry Group PLC	14,991	394
Carnival PLC	8,403	522
Central Asia Metals PLC	61,833	192
Centrica PLC	542,640	1,096
Coca-Cola HBC AG	46,800	1,595
Computacenter PLC	3,416	56
Cranswick PLC	28,443	1,255
Diageo PLC	118,780	4,212
easyJet PLC	7,406	127
F&C UK Real Estate Investment Ltd	86,329	108
Focusrite PLC	6,827	39
Games Workshop Group PLC	2,233	110
Greggs PLC	128,482	1,768
Joules Group PLC	31,825	127
Kingfisher PLC	63,484	214
Legal & General Group PLC	453,893	1,552
National Express Group PLC	26,004	133

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Next PLC, Cl A	49,482	$3,545
QinetiQ Group PLC	149,130	557
Rightmove PLC	417,840	2,566
Rio Tinto Ltd	44,690	2,547
Royal Dutch Shell PLC, Cl B	13,477	473
Royal Mail PLC	339,426	2,112
Secure Income PLC ‡	19,676	101
Softcat PLC	114,574	1,188
SSE PLC	433,897	6,484
Tritax Big Box REIT PLC ‡	245,083	471
TUI AG	21,182	407
Wm Morrison Supermarkets PLC	270,002	913

		42,152

United States — 49.0%

Communication Services — 1.8%
Gannett Co Inc	30,678	307
John Wiley & Sons Inc, Cl A	47,389	2,872
Madison Square Garden Co/The *	3,914	1,234
Marchex Inc, Cl B	10,578	29
Marcus Corp/The	14,795	622
MSG Networks Inc *	21,362	551
New Media Investment Group Inc	111,488	1,749
News Corp, Cl A	183,849	2,425
Scholastic Corp, Cl B	47,169	2,202
Telephone & Data Systems Inc	37,129	1,130
tronc Inc *	10,318	168
United States Cellular Corp *	7,038	315
Walt Disney Co/The	95,720	11,193

		24,797

Consumer Discretionary — 7.4%
Acushnet Holdings Corp	13,164	361
America’s Car-Mart Inc/TX *	4,894	383
BJ’s Restaurants Inc	4,288	310
Booking Holdings Inc *	533	1,057
Callaway Golf Co	30,407	739
Career Education Corp *	18,456	276
Carter’s Inc	2,591	255
Churchill Downs Inc	13,512	3,752
Citi Trends Inc	1,323	38
Columbia Sportswear Co	52,821	4,916
Darden Restaurants Inc	75,926	8,442
Deckers Outdoor Corp *	11,530	1,367
Denny’s Corp, Cl A *	24,182	356
Dollar General Corp	42,929	4,692
Gap Inc/The	223,830	6,457
Grand Canyon Education Inc *	7,998	902
Home Depot Inc/The	63,923	13,242
International Speedway Corp, Cl A	14,676	643
Kohl’s Corp	8,434	629
Lindblad Expeditions Holdings Inc *	6,457	96
Lululemon Athletica Inc *	43,114	7,006

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Macy’s Inc	2,757	$96
McDonald’s Corp	65,000	10,874
Michael Kors Holdings Ltd *	14,448	991
Movado Group Inc	7,360	308
Pinnacle Entertainment Inc *	25,760	868
PVH Corp	5,568	804
RCI Hospitality Holdings Inc	4,740	140
Regis Corp *	12,228	250
Ross Stores Inc	34,393	3,408
Service Corp International/US	186,324	8,236
Steven Madden Ltd	25,059	1,326
Target Corp, Cl A	18,742	1,653
TJX Cos Inc/The	93,567	10,481
Ulta Beauty Inc *	3,686	1,040
VF Corp	10,718	1,002
Yum! Brands Inc	72,857	6,623

		104,019

Consumer Staples — 10.6%
Brown-Forman Corp, Cl B	8,751	442
Central Garden & Pet Co, Cl A *	4,728	157
Church & Dwight Co Inc	19,165	1,138
Clorox Co/The	51,163	7,695
Coca-Cola Co/The	287,283	13,270
Coca-Cola European Partners PLC	224,780	10,221
Colgate-Palmolive Co	170,423	11,410
Costco Wholesale Corp	26,333	6,185
Estee Lauder Cos Inc/The, Cl A	135,612	19,707
Herbalife Nutrition Ltd *	8,813	481
Hershey Co/The	20,761	2,118
Ingredion Inc	13,430	1,410
Inter Parfums Inc	1,478	95
J&J Snack Foods Corp	21,477	3,241
John B Sanfilippo & Son Inc	891	64
Kimberly-Clark Corp	459	52
Lancaster Colony Corp	5,647	843
Medifast Inc	22,449	4,974
Monster Beverage Corp *	26,750	1,559
Nu Skin Enterprises Inc, Cl A	21,774	1,795
Oil-Dri Corp of America	1,780	69
PepsiCo Inc	154,668	17,292
Procter & Gamble Co/The	195,617	16,281
Sysco Corp, Cl A	155,115	11,362
Tyson Foods Inc, Cl A	72,407	4,310
USANA Health Sciences Inc *	44,468	5,361
Walmart Inc	70,373	6,609
WD-40 Co	6,788	1,168

		149,309

Energy — 0.4%
Phillips 66	51,534	5,809

Financials — 4.7%
AG Mortgage Investment Trust Inc ‡	18,724	340

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AGNC Investment Corp ‡	536,172	$9,989
Annaly Capital Management Inc ‡	157,102	1,607
Anworth Mortgage Asset Corp ‡	29,363	136
Apollo Commercial Real Estate Finance Inc ‡	25,795	487
Ares Commercial Real Estate Corp ‡	50,630	707
BankFinancial Corp	7,144	114
Berkshire Hathaway Inc, Cl B *	49,849	10,673
BlackRock TCP Capital Corp	17,907	255
Blackstone Mortgage Trust Inc, Cl A	44,071	1,477
CBTX Inc	3,306	117
Cherry Hill Mortgage Investment Corp	9,808	178
Dynex Capital Inc ‡	9,074	58
Ellington Residential Mortgage REIT ‡	3,726	42
Exantas Capital Corp ‡	15,007	165
First Northwest Bancorp *	5,208	80
Flagstar Bancorp Inc *	1,087	34
Granite Point Mortgage Trust Inc	58,187	1,122
Kearny Financial Corp/MD	139,236	1,928
KKR Real Estate Finance Trust Inc	19,079	385
Lincoln National Corp	90,994	6,157
MetLife Inc	17,838	833
National Western Life Group Inc, Cl A	1,518	485
Northwest Bancshares Inc	77,076	1,335
Oaktree Strategic Income Corp	7,492	65
Owens Realty Mortgage Inc ‡	1,698	29
PennyMac Mortgage Investment Trust ‡	22,610	458
Progressive Corp/The	8,991	639
Prudential Financial Inc	72,520	7,348
Starwood Property Trust Inc ‡	396,345	8,529
Sutherland Asset Management Corp ‡	10,522	175
Torchmark Corp, Cl A	38,980	3,379
Voya Financial Inc	124,303	6,174
Waterstone Financial Inc	26,486	454

		65,954

Health Care — 14.2%
Acorda Therapeutics Inc *	10,896	214
Addus HomeCare Corp *	1,907	134
Aetna Inc, Cl A	33,494	6,794
AngioDynamics Inc *	2,091	45
Anthem Inc	26,508	7,265
Baxter International Inc	3,731	288
Biogen Inc *	5,033	1,778
Bio-Rad Laboratories Inc, Cl A *	24,199	7,574
BioSpecifics Technologies Corp *	1,926	113
Bruker Corp	22,660	758
Centene Corp *	13,108	1,898
Chemed Corp	44,546	14,236
Cigna Corp	48,627	10,127
Danaher Corp, Cl A	117,032	12,717
Eli Lilly & Co	24,146	2,591
Encompass Health Corp	109,004	8,497
Ensign Group Inc/The	6,416	243

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genomic Health Inc *	17,279	$1,213
Gilead Sciences Inc	13,327	1,029
Haemonetics Corp *	40,573	4,649
HCA Healthcare Inc	32,598	4,535
HealthStream Inc	9,687	300
Humana Inc	54,219	18,354
Innoviva Inc *	38,341	584
Johnson & Johnson	37,861	5,231
Laboratory Corp of America Holdings *	13,942	2,421
Luminex Corp	13,755	417
Masimo Corp *	1,387	173
Mettler-Toledo International Inc *	10,405	6,336
Molina Healthcare Inc *	16,993	2,527
Myriad Genetics Inc *	1,856	85
National HealthCare Corp	12,906	973
NextGen Healthcare Inc *	6,379	128
Ophthotech Corp *	21,843	52
Orthofix Medical Inc *	17,275	999
Pfizer Inc	294,129	12,962
Phibro Animal Health Corp, Cl A	3,365	144
Prestige Consumer Healthcare Inc, Cl A *	51,673	1,958
Quest Diagnostics Inc	107,105	11,558
Taro Pharmaceutical Industries Ltd *	1,626	160
United Therapeutics Corp *	37,165	4,753
UnitedHealth Group Inc	36,206	9,632
Universal Health Services Inc, Cl B	34,308	4,386
US Physical Therapy Inc	4,312	511
Vanda Pharmaceuticals Inc *	15,556	357
WellCare Health Plans Inc *	45,348	14,534
Zoetis Inc, Cl A	144,892	13,266

		199,499

Industrials — 2.9%
Atento SA	56,321	422
CH Robinson Worldwide Inc	20,823	2,039
Curtiss-Wright Corp	12,512	1,719
EMCOR Group Inc	7,227	543
Forward Air Corp	1,668	120
Kforce Inc	5,598	210
Kimball International Inc, Cl B	12,337	207
Lockheed Martin Corp	28,909	10,001
ManpowerGroup Inc	29,341	2,522
McGrath RentCorp	6,620	361
Northrop Grumman Corp	8,974	2,848
Raytheon Co	45,687	9,442
Republic Services Inc	1,948	142
Robert Half International Inc	11,233	791
Teledyne Technologies Inc *	5,604	1,382
Tetra Tech Inc	2,636	180
Textron Inc	8,696	622
Waste Management Inc	78,278	7,073

		40,624

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Information Technology — 3.5%
Agilysys Inc *	5,251	$86
Aspen Technology Inc *	17,961	2,046
Booz Allen Hamilton Holding Corp, Cl A	56,144	2,786
Bottomline Technologies DE Inc *	5,978	435
Broadridge Financial Solutions Inc	12,348	1,629
CACI International Inc, Cl A *	8,381	1,543
Citrix Systems Inc *	9,446	1,050
CoreLogic Inc/United States *	2,601	129
CSG Systems International Inc	20,337	816
ExlService Holdings Inc *	5,844	387
F5 Networks Inc, Cl A *	9,038	1,802
Fair Isaac Corp *	1,138	260
Fidelity National Information Services Inc, Cl B	8,655	944
GreenSky Inc, Cl A *	3,123	56
Insight Enterprises Inc *	1,955	106
Intuit Inc	16,615	3,778
Jack Henry & Associates Inc	10,849	1,737
Mastercard Inc, Cl A	65,277	14,531
MAXIMUS Inc	6,568	427
MicroStrategy Inc, Cl A *	2,606	366
Monotype Imaging Holdings Inc	11,223	227
Motorola Solutions Inc	43,079	5,606
Paychex Inc	6,155	453
Plantronics Inc	15,433	931
Progress Software Corp	24,394	861
SPS Commerce Inc *	4,467	443
Sykes Enterprises Inc *	17,868	545
Total System Services Inc	26,484	2,615
Travelport Worldwide Ltd	44,768	755
VeriSign Inc *	11,060	1,771

		49,121

Materials — 1.6%
AptarGroup Inc	16,336	1,760
Huntsman Corp	34,489	939
Kaiser Aluminum Corp	52,769	5,755
Materion Corp	37,958	2,296
Reliance Steel & Aluminum Co	123,148	10,503
Resolute Forest Products Inc *	7,742	100
Schnitzer Steel Industries Inc, Cl A	5,805	157
Sonoco Products Co	914	51
Steel Dynamics Inc	21,014	950
SunCoke Energy Inc *	5,942	69
Universal Stainless & Alloy Products Inc *	3,047	78

		22,658

Real Estate — 0.1%
Xenia Hotels & Resorts Inc ‡	57,599	1,365

Utilities — 2.3%
American Electric Power Co Inc	56,167	3,981
CenterPoint Energy Inc	326,669	9,032

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Consolidated Edison Inc	64,991	$4,952
DTE Energy Co	865	94
Entergy Corp	2,520	204
Exelon Corp	217,021	9,475
Hawaiian Electric Industries Inc	67,753	2,411
MDU Resources Group Inc	3,837	99
Pinnacle West Capital Corp	3,631	288
Southern Co/The	47,429	2,068

		32,604

		695,759

Total Common Stock (Cost $1,180,181) ($ Thousands)		1,379,337

PREFERRED STOCK — 0.1%

Germany — 0.1%
Bayerische Motoren Werke AG	11,084	872

Sweden — 0.0%
Akelius Residential Property AB	11,767	452

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Total Preferred Stock (Cost $1,367) ($ Thousands)		$1,324

	Number of Rights
RIGHTS — 0.0%

France — 0.0%
GL Events, Expires 10/08/2018	899	—

Total Rights (Cost $—) ($ Thousands)		—

	Shares
CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	26,205,197	26,205

(Cost $26,205) ($ Thousands)		26,205

Total Investments in Securities — 99.1% (Cost $1,207,753) ($ Thousands)		$1,406,866

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	60	Dec-2018	$2,412	$2,360	$(24)
FTSE 100 Index	16	Dec-2018	1,577	1,562	2
Hang Seng Index	1	Oct-2018	178	178	—
S&P 500 Index E-MINI	75	Dec-2018	10,919	10,946	27
SPI 200 Index	7	Dec-2018	784	784	2
TOPIX Index	12	Dec-2018	1,931	1,920	(1)

			$17,801	$17,750	$6

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/30/18	USD	90	SGD	123	$—
Brown Brothers Harriman	10/30/18	USD	110	CHF	106	(1)
Brown Brothers Harriman	10/30/18	USD	118	NZD	178	—
Brown Brothers Harriman	10/30/18	USD	149	NOK	1,204	(1)
Brown Brothers Harriman	10/30/18	USD	157	AUD	216	—
Brown Brothers Harriman	10/30/18	USD	176	SEK	1,548	(2)
Brown Brothers Harriman	10/30/18	USD	221	DKK	1,399	(3)
Brown Brothers Harriman	10/30/18	USD	304	HKD	2,374	—
Brown Brothers Harriman	10/30/18	USD	367	GBP	278	(3)
Brown Brothers Harriman	10/30/18	USD	393	JPY	44,227	(3)

8	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2018

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/30/18	USD	283	CAD	366	$—
Brown Brothers Harriman	10/30/18	USD	309	CAD	400	—
Brown Brothers Harriman	10/30/18	USD	1,042	EUR	882	(15)
Brown Brothers Harriman	10/30/18	SGD	12,815	USD	9,399	11
Brown Brothers Harriman	10/30/18	SGD	22	USD	16	—
Brown Brothers Harriman	10/30/18	GBP	18,105	USD	23,830	197
Brown Brothers Harriman	10/30/18	NZD	23,804	USD	15,844	66
Brown Brothers Harriman	10/30/18	NZD	88	USD	58	—
Brown Brothers Harriman	10/30/18	CHF	29,227	USD	30,519	514
Brown Brothers Harriman	10/30/18	CHF	77	USD	79	—
Brown Brothers Harriman	10/30/18	AUD	29,632	USD	21,525	84
Brown Brothers Harriman	10/30/18	AUD	77	USD	56	—
Brown Brothers Harriman	10/30/18	CAD	56,326	USD	43,580	(30)
Brown Brothers Harriman	10/30/18	EUR	67,232	USD	79,461	1,202
Brown Brothers Harriman	10/30/18	EUR	582	USD	677	—
Brown Brothers Harriman	10/30/18	NOK	95,108	USD	11,713	16
Brown Brothers Harriman	10/30/18	NOK	450	USD	55	—
Brown Brothers Harriman	10/30/18	DKK	105,322	USD	16,686	240
Brown Brothers Harriman	10/30/18	DKK	881	USD	137	—
Brown Brothers Harriman	10/30/18	SEK	133,307	USD	15,216	188
Brown Brothers Harriman	10/30/18	SEK	1,402	USD	158	—
Brown Brothers Harriman	10/30/18	HKD	264,805	USD	33,890	30
Brown Brothers Harriman	10/30/18	HKD	285	USD	36	—
Brown Brothers Harriman	10/30/18	JPY	5,684,766	USD	50,628	468
Brown Brothers Harriman	10/30/18	JPY	25,825	USD	228	—

						$2,958

Percentages are based on Net Assets of $1,419,269 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $126 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,379,337	$—	$—	$1,379,337
Preferred Stock	1,324	—	—	1,324
Rights	—	—	—	—
Cash Equivalent	26,205	—	—	26,205

Total Investments in Securities	$1,406,866	$—	$—	$1,406,866

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$31	$—	$—	$31
Unrealized Depreciation	(25)	—	—	(25)
Forwards Contracts *
Unrealized Appreciation	—	3,016	—	3,016
Unrealized Depreciation	—	(58)	—	(58)

Total Other Financial Instruments	$6	$2,958	$—	$2,964

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

9	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

September 30, 2018

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Income
SEI Daily Income Trust, Government Fund, Cl F	$34,016	$211,033	$(218,844)	$26,205	$237

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.4%

Communication Services — 5.9%
AT&T Inc	342,022	$11,485
Comcast Corp, Cl A	168,100	5,952
John Wiley & Sons Inc, Cl A	6,690	405
Lions Gate Entertainment Corp, Cl B	64,891	1,512
Madison Square Garden Co/The *	34,528	10,887
NTT DOCOMO Inc ADR	130,100	3,500
SK Telecom Co Ltd ADR	129,800	3,619
Take-Two Interactive Software Inc, Cl A *	9,560	1,319
TELUS Corp	115,600	4,258
Verizon Communications Inc	157,116	8,389
Walt Disney Co/The	116,765	13,655

		64,981

Consumer Discretionary — 5.0%
Best Buy Co Inc	10,994	873
Big Lots Inc	16,600	694
Canadian Tire Corp Ltd, Cl A	29,600	3,466
Children’s Place Inc/The	37,800	4,831
Churchill Downs Inc	241	67
Dana Inc	23,026	430
Darden Restaurants Inc	65,500	7,283
Deckers Outdoor Corp *	3,645	432
Dollar General Corp	13,022	1,423
Dunkin’ Brands Group Inc	23,356	1,722
Fiat Chrysler Automobiles NV *	24,564	430
Graham Holdings Co, Cl B	1,110	643
Lear Corp	4,968	720
Lowe’s Cos Inc	34,400	3,950
McDonald’s Corp	39,565	6,619
Michael Kors Holdings Ltd *	8,184	561
NVR Inc *	432	1,067
Target Corp, Cl A	163,100	14,387
Ulta Beauty Inc *	15,904	4,487
Wyndham Hotels & Resorts Inc	25,200	1,400

		55,485

Consumer Staples — 15.3%
Altria Group Inc	240,506	14,505
Archer-Daniels-Midland Co	45,200	2,272
Bunge Ltd	13,650	938
Church & Dwight Co Inc	121,281	7,201
Clorox Co/The	51,839	7,797
Coca-Cola Co/The	123,881	5,722
Coca-Cola European Partners PLC	49,400	2,246
Colgate-Palmolive Co	104,041	6,966
Conagra Brands Inc	85,000	2,887
Costco Wholesale Corp	40,733	9,567
Herbalife Nutrition Ltd *	28,249	1,541
Hershey Co/The	51,971	5,301
Ingredion Inc	10,845	1,138
JM Smucker Co/The	43,949	4,510

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kellogg Co	92,700	$6,491
Kimberly-Clark Corp	43,214	4,911
Kroger Co/The	124,000	3,610
Lamb Weston Holdings Inc	41,191	2,743
McCormick & Co Inc	72,119	9,502
Metro Inc, Cl A	58,400	1,815
Nu Skin Enterprises Inc, Cl A	18,077	1,490
PepsiCo Inc	67,240	7,517
Philip Morris International Inc	53,706	4,379
Procter & Gamble Co/The	59,123	4,921
Sanderson Farms Inc	28,200	2,915
Sysco Corp, Cl A	153,275	11,227
Tyson Foods Inc, Cl A	81,900	4,876
Walgreens Boots Alliance Inc	66,900	4,877
Walmart Inc	270,701	25,422

		169,287

Energy — 2.4%
Concho Resources Inc *	9,216	1,408
ConocoPhillips	11,887	920
EOG Resources Inc	38,743	4,942
Marathon Petroleum Corp	19,233	1,538
PBF Energy Inc, Cl A	17,091	853
Phillips 66	3,507	395
TOTAL SA ADR	34,700	2,234
Valero Energy Corp	105,625	12,015
Williams Cos Inc/The	102,556	2,789

		27,094

Financials — 14.2%
Aflac Inc	112,800	5,310
AGNC Investment Corp ‡	130,419	2,430
Allstate Corp/The	65,446	6,460
American Financial Group Inc/OH	41,500	4,605
Annaly Capital Management Inc ‡	284,500	2,910
Arch Capital Group Ltd *	236,664	7,055
Assurant Inc	10,566	1,141
Assured Guaranty Ltd	34,028	1,437
Axis Capital Holdings Ltd	61,200	3,532
Bank of America Corp	21,231	625
Berkshire Hathaway Inc, Cl B *	59,100	12,654
BOK Financial Corp	52,300	5,088
Canadian Imperial Bank of Commerce	31,000	2,903
Cboe Global Markets Inc	98,273	9,430
Chubb Ltd	12,399	1,657
Everest Re Group Ltd	48,445	11,068
Fairfax Financial Holdings Ltd	2,520	1,368
Genworth MI Canada Inc	23,900	788
Hanover Insurance Group Inc/The, Cl A	19,700	2,430
Interactive Brokers Group Inc, Cl A	28,550	1,579
LPL Financial Holdings Inc	48,229	3,111
MarketAxess Holdings Inc	19,744	3,524

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MFA Financial Inc ‡	260,882	$1,918
Morningstar Inc, Cl A	73,190	9,215
National Bank of Canada	54,700	2,730
PNC Financial Services Group Inc/The	21,400	2,914
Popular Inc	14,791	758
ProAssurance Corp	67,286	3,159
Progressive Corp/The	115,800	8,226
Reinsurance Group of America Inc, Cl A	9,329	1,349
RenaissanceRe Holdings Ltd	86,466	11,550
Starwood Property Trust Inc ‡	113,800	2,449
TFS Financial Corp	231,966	3,482
Toronto-Dominion Bank/The	63,900	3,880
Travelers Cos Inc/The	83,472	10,827
Voya Financial Inc	13,223	657
White Mountains Insurance Group Ltd	4,079	3,817

		158,036

Health Care — 18.3%
AbbVie Inc	53,300	5,041
Aetna Inc, Cl A	37,500	7,607
AmerisourceBergen Corp, Cl A	60,764	5,604
Amgen Inc, Cl A	16,800	3,483
Anthem Inc	44,047	12,071
AstraZeneca PLC ADR	107,200	4,242
Bausch Health Cos Inc *	3,933	101
Baxter International Inc	118,995	9,173
Biogen Inc *	3,955	1,397
Bio-Rad Laboratories Inc, Cl A *	8,340	2,610
Bristol-Myers Squibb Co	28,231	1,753
Catalent Inc *	24,441	1,113
Chemed Corp	1,680	537
Cigna Corp	23,032	4,796
Edwards Lifesciences Corp, Cl A *	2,235	389
Eli Lilly & Co	166,859	17,906
Express Scripts Holding Co *	44,900	4,266
Gilead Sciences Inc	9,068	700
Haemonetics Corp *	2,567	294
Hill-Rom Holdings Inc	7,580	716
Hologic Inc *	32,197	1,319
Humana Inc	44,158	14,948
ICON PLC *	9,514	1,463
Jazz Pharmaceuticals PLC *	2,856	480
Johnson & Johnson	198,959	27,490
Laboratory Corp of America Holdings *	18,602	3,231
Masimo Corp *	11,105	1,383
McKesson Corp	8,957	1,188
Merck & Co Inc	279,764	19,847
Pfizer Inc	639,365	28,177
Premier Inc, Cl A *	59,128	2,707
Quest Diagnostics Inc	50,752	5,477
Taro Pharmaceutical Industries Ltd *	3,328	327
UnitedHealth Group Inc	35,650	9,484

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Varian Medical Systems Inc *	2,133	$239
WellCare Health Plans Inc *	1,176	377
Zoetis Inc, Cl A	18,364	1,681

		203,617

Industrials — 11.3%
Allison Transmission Holdings Inc	83,700	4,353
Boeing Co/The	32,700	12,161
BWX Technologies Inc, Cl W	20,728	1,296
EMCOR Group Inc	13,365	1,004
Expeditors International of Washington Inc	104,761	7,703
FedEx Corp	21,100	5,081
General Dynamics Corp	8,600	1,761
Huntington Ingalls Industries Inc, Cl A	5,798	1,485
Kaman Corp, Cl A	32,900	2,197
L3 Technologies Inc	20,542	4,368
Landstar System Inc	11,414	1,392
Lockheed Martin Corp	34,838	12,052
Northrop Grumman Corp	51,081	16,212
Quanta Services Inc *	37,697	1,258
Raytheon Co	75,985	15,703
Republic Services Inc	146,100	10,616
Southwest Airlines Co, Cl A	23,251	1,452
Spirit AeroSystems Holdings Inc, Cl A	12,040	1,104
United Continental Holdings Inc *	9,555	851
United Parcel Service Inc, Cl B	28,687	3,349
United Technologies Corp	50,700	7,088
Waste Management Inc	137,382	12,414

		124,900

Information Technology — 12.6%
Amdocs Ltd	171,424	11,311
Apple Inc	75,762	17,102
Applied Materials Inc	19,395	750
Aspen Technology Inc *	14,158	1,613
Automatic Data Processing Inc	39,187	5,904
Avnet Inc	5,607	251
Broadridge Financial Solutions Inc	13,234	1,746
CA Inc	69,600	3,073
Cadence Design Systems Inc *	8,968	406
Canon Inc ADR	87,700	2,776
Cisco Systems Inc	258,707	12,586
Citrix Systems Inc	14,298	1,589
Cognizant Technology Solutions Corp, Cl A	9,780	755
CSG Systems International Inc	37,600	1,509
Intel Corp	265,600	12,560
International Business Machines Corp	40,700	6,154
Intuit Inc	7,373	1,677
Jabil Inc	40,460	1,096
Jack Henry & Associates Inc	10,939	1,751
Juniper Networks Inc	135,400	4,058
Mastercard Inc, Cl A	1,331	296

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microsoft Corp	85,745	$9,807
Motorola Solutions Inc	88,163	11,474
NetApp Inc	9,091	781
Oracle Corp, Cl B	91,318	4,708
Palo Alto Networks Inc *	845	190
salesforce.com Inc *	33,684	5,357
Science Applications International Corp	14,671	1,182
Symantec Corp, Cl A	173,514	3,692
Synopsys Inc *	74,285	7,325
Tech Data Corp *	22,200	1,589
Teradyne Inc	15,297	566
VeriSign Inc *	10,747	1,721
Western Union Co/The	118,100	2,251

		139,606

Materials — 1.5%
AptarGroup Inc	6,262	675
Avery Dennison Corp	31,600	3,424
Axalta Coating Systems Ltd *	36,640	1,069
Bemis Co Inc	44,400	2,158
Cabot Corp	10,926	685
Kaiser Aluminum Corp	33,600	3,664
LyondellBasell Industries, Cl A	7,082	726
Sonoco Products Co	50,200	2,786
Trinseo SA	15,714	1,230

		16,417

Real Estate — 1.6%
CBRE Group Inc, Cl A *	30,359	1,339
Equity LifeStyle Properties Inc ‡	14,695	1,417
Gaming and Leisure Properties Inc ‡	10,456	369
Host Hotels & Resorts Inc ‡	6,084	128
National Health Investors Inc ‡	26,300	1,988
Omega Healthcare Investors Inc ‡	89,900	2,946
Rayonier Inc ‡	9,447	320
Ryman Hospitality Properties Inc ‡	3,322	286
SBA Communications Corp, Cl A *‡	10,485	1,684
Select Income ‡	65,000	1,426
Senior Housing Properties Trust ‡	148,300	2,604
VEREIT Inc ‡	523,800	3,803

		18,310

Utilities — 10.3%
Alliant Energy Corp	9,988	425
Ameren Corp	74,283	4,696
American Electric Power Co Inc	120,059	8,510
Consolidated Edison Inc	177,540	13,527
DTE Energy Co	45,217	4,934
Duke Energy Corp	67,249	5,381
Edison International	120,856	8,180
Entergy Corp	106,119	8,609
Eversource Energy	139,009	8,541

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exelon Corp	204,032	$8,908
FirstEnergy Corp	87,500	3,252
NextEra Energy Inc	6,270	1,051
PG&E Corp *	110,297	5,075
Pinnacle West Capital Corp	48,930	3,874
Portland General Electric Co	73,374	3,347
Public Service Enterprise Group Inc	183,544	9,689
Southern Co/The	138,614	6,044
Southwest Gas Holdings Inc	10,242	809
UGI Corp	27,722	1,538
WEC Energy Group Inc	119,032	7,947

		114,337

Total Common Stock (Cost $692,784) ($ Thousands)		1,092,070

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	17,478,688	17,479

(Cost $17,479) ($ Thousands)		17,479

Total Investments in Securities — 100.0% (Cost $710,263) ($ Thousands)		$1,109,549

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Concluded)

September 30, 2018

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	32	Dec-2018	$4,656	$4,670	$14

Percentages are based on Net Assets of $1,109,422 ($ Thousands).

*	Non-income producing security.

**	The rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,092,070	$—	$—	$1,092,070
Cash Equivalent	17,479	—	—	17,479

Total Investments in Securities	$1,109,549	$—	$—	$1,109,549

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$14	$—	$—	$14

Total Other Financial Instruments	$14	$—	$—	$14

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$22,607	$168,503	$(173,631)	$17,479	$346

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.8%

Australia — 7.6%
Abacus Property Group	226,391	$559
AGL Energy Ltd	172,598	2,435
ASX Ltd	44,853	2,066
Aurizon Holdings Ltd	32,167	96
BHP Billiton Ltd	29,950	750
BlueScope Steel Ltd	24,161	297
Brickworks Ltd	70,947	899
Caltex Australia Ltd	77,515	1,677
Coca-Cola Amatil Ltd	413,385	2,919
Crown Resorts Ltd	79,600	789
CSL Ltd	12,508	1,820
Flight Centre Travel Group Ltd	25,121	966
Harvey Norman Holdings Ltd	284,940	726
Inghams Group Ltd	249,932	702
LendLease Group	65,829	936
Macquarie Group Ltd	22,760	2,076
Medibank Pvt Ltd	687,797	1,448
Mirvac Group	364,912	636
Sonic Healthcare Ltd	23,247	419
South32 Ltd	500,238	1,419
Stockland	214,928	645
Telstra Corp Ltd, Cl B	174,721	403
Treasury Wine Estates Ltd	41,275	522
Wesfarmers Ltd	45,049	1,625
Woolworths Group Ltd	110,181	2,239

		29,069

Austria — 1.3%
BUWOG AG	3,677	129
CA Immobilien Anlagen AG	10,990	393
Oesterreichische Post AG	10,826	453
OMV AG	17,653	992
Raiffeisen Bank International AG	10,727	309
S IMMO AG	9,548	191
Telekom Austria AG, Cl A	108,184	838
UNIQA Insurance Group AG	35,314	353
Verbund AG	5,150	254
voestalpine AG	18,133	830

		4,742

Belgium — 1.8%
bpost SA	50,222	816
Colruyt SA	48,834	2,765
D’ieteren SA/NV	4,050	179
KBC Group NV	3,375	251
Sipef NV	1,175	71
TER Beke SA	295	47
UCB SA, Cl A	15,210	1,367
Umicore SA	24,872	1,392

		6,888

Canada — 2.5%
Bank of Nova Scotia/The, Cl C	10,917	650

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Canadian Imperial Bank of Commerce	10,316	$966
Canadian Tire Corp Ltd, Cl A	10,364	1,214
Loblaw Cos Ltd	16,546	850
TELUS Corp *	73,777	2,717
Toronto-Dominion Bank/The *	52,833	3,208

		9,605

Denmark — 2.7%
Carlsberg A/S, Cl B	10,243	1,229
Coloplast A/S, Cl B	19,055	1,949
Danske Bank A/S	64,488	1,694
DSV A/S	11,907	1,083
ISS A/S	2,143	75
Jyske Bank A/S	20,872	1,011
Matas A/S	25,341	248
Novo Nordisk A/S, Cl B	25,664	1,209
Royal Unibrew A/S	7,849	647
Scandinavian Tobacco Group A/S (A)	42,742	656
Sydbank A/S	10,126	298
United International Enterprises	564	127
William Demant Holding A/S *	5,208	196

		10,422

Finland — 1.1%
Elisa OYJ	9,000	382
Fortum OYJ	42,974	1,078
Kesko OYJ, Cl B	19,534	1,061
Orion OYJ, Cl B	22,506	853
Tieto OYJ	21,996	680

		4,054

France — 5.9%
Aeroports de Paris, Cl A	2,059	464
Atos SE	1,314	156
Bastide le Confort Medical	2,603	114
BNP Paribas SA	4,573	280
Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	985	100
Caisse Regionale De Credit Agricole Mutuel Toulouse 31 (B)	779	98
Cie Generale des Etablissements Michelin SCA	16,449	1,967
Credit Agricole SA	66,968	963
Credit Regionale de Credit Agricole Mutuel Sud Rhone Alpes (B)	459	100
Dassault Aviation SA	981	1,816
Engie SA	60,742	894
Fleury Michon SA	67	4
Fnac Darty SA *	908	72
Hermes International	374	248
Kaufman & Broad SA	15,464	726
Lagardere SCA	41,646	1,282
LNA Sante SA	2,819	175
LVMH Moet Hennessy Louis Vuitton SE	307	109

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Metropole Television SA	40,778	$822
Orange SA	26,567	424
Peugeot SA	16,704	451
Renault SA	7,044	610
Rubis SCA	2,506	136
Sanofi	57,976	5,155
SCOR SE	24,604	1,143
Thales SA, Cl A	3,761	535
TOTAL SA	46,956	3,045
Veolia Environnement SA	21,357	426
Vilmorin & Cie SA	1,681	117

		22,432

Germany — 5.9%
Aareal Bank AG	37,957	1,588
adidas AG	1,644	403
Aurubis AG	4,518	316
Beiersdorf AG	5,897	666
Covestro AG	17,842	1,448
Daimler AG	11,641	735
Deutsche Lufthansa AG	27,844	684
Deutsche Post AG	2,340	83
Deutsche Telekom AG	25,857	417
Evonik Industries AG	29,427	1,054
Fraport AG Frankfurt Airport Services Worldwide	7,517	664
Hannover Rueck SE	12,686	1,793
Henkel AG & Co KGaA	1,850	197
Hornbach Holding AG & Co KGaA	8,466	594
HUGO BOSS AG	3,093	238
Krones AG	1,400	147
KWS Saat SE	501	193
MAN SE	10,153	1,104
McKesson Europe AG	3,753	114
Merck KGaA	7,049	729
METRO AG	117,902	1,849
MTU Aero Engines AG	3,200	721
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	11,743	2,602
RTL Group SA	3,551	253
Salzgitter AG	26,692	1,335
SAP SE	1,022	126
Siemens AG	8,174	1,048
Siltronic AG	1,382	169
Sirius Real Estate Ltd	87,389	71
Uniper SE	25,971	800
Vonovia SE	5,398	264
Wuestenrot & Wuerttembergische AG	5,037	115

		22,520

Hong Kong — 5.3%
ASM Pacific Technology Ltd	53,300	543
China Motor Bus Co Ltd (B)	16,800	208

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CK Infrastructure Holdings Ltd	109,000	$864
CLP Holdings Ltd, Cl B	377,000	4,416
Dah Sing Banking Group Ltd	200,400	403
First Pacific Co Ltd	378,000	186
Guoco Group Ltd	11,000	183
Hang Lung Group Ltd	72,000	191
Hang Seng Bank Ltd	23,400	636
HK Electric Investments & HK Electric
Investments Ltd	993,000	1,003
HKT Trust & HKT Ltd	845,000	1,162
Hong Kong & China Gas Co Ltd	390,390	775
Hongkong & Shanghai Hotels Ltd/The	154,000	216
Hysan Development Co Ltd	19,000	96
IRC Ltd *	6,024,000	76
Johnson Electric Holdings Ltd	189,000	534
Kerry Properties Ltd	508,500	1,725
Lee & Man Paper Manufacturing Ltd	716,000	664
Link ‡	10,000	98
MTR Corp Ltd	184,000	969
New World Development Co Ltd	94,000	128
NWS Holdings Ltd	428,000	847
Paliburg Holdings Ltd	328,000	129
PCCW Ltd	827,000	482
Power Assets Holdings Ltd	77,500	540
Regal Hotels International Holdings Ltd	160,000	88
Regal Real Estate Investment Trust ‡	618,000	176
Shangri-La Asia Ltd	160,000	238
Sunlight Real Estate Investment Trust ‡	145,000	97
Tian An China Investment Co Ltd	170,000	91
WH Group Ltd	2,323,000	1,636
Wheelock & Co Ltd	98,000	588

		19,988

Ireland — 0.2%
AerCap Holdings NV *	1,578	91
Irish Residential Properties PLC	404,137	694
Total Produce PLC	51,466	129

		914

Israel — 1.5%
Bank Hapoalim BM	394,945	2,892
Bank Leumi Le-Israel BM	57,265	378
Check Point Software Technologies Ltd *	847	100
Israel Discount Bank Ltd, Cl A	185,998	621
Isras Investment Co Ltd	1,037	122
Kerur Holdings Ltd *	2,519	68
Mizrahi Tefahot Bank Ltd	48,726	854
Orbotech Ltd *	3,513	209
Paz Oil Co Ltd	2,683	421
Shufersal Ltd	26,493	170

		5,835

Italy — 0.5%
Enel SpA	160,511	823

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hera SpA	337,822	$1,052

		1,875

Japan — 21.0%
Aeon Co Ltd, Cl H	29,600	713
AGC Inc/Japan	16,800	697
Aisin Seiki Co Ltd	18,400	896
Alfresa Holdings Corp	30,000	803
Alpen Co Ltd	6,500	115
ANA Holdings Inc	17,200	601
AOKI Holdings Inc	16,700	228
Aoyama Trading Co Ltd	19,400	596
Aozora Bank Ltd	34,800	1,244
Arcs Co Ltd	47,700	1,293
Asahi Group Holdings Ltd	8,500	369
Asahi Kasei Corp	53,200	807
Astellas Pharma Inc	209,800	3,661
Canon Inc	55,500	1,764
Choushimaru Co Ltd (B)	2,100	101
COMSYS Holdings Corp	14,000	415
Daiichi Sankyo Co Ltd	18,700	811
Daiki Aluminium Industry Co Ltd	26,000	178
Daiohs Corp	3,400	42
Ebara Foods Industry Inc	4,700	94
EDION Corp	87,000	974
FJ Next Co Ltd	16,100	128
Fuji Oil Co Ltd	26,100	111
FUJIFILM Holdings Corp	25,000	1,126
Gakkyusha Co Ltd	15,800	253
Gourmet Kineya Co Ltd	10,000	108
Hakudo Co Ltd	6,800	119
Hakuhodo DY Holdings Inc	51,000	895
Hiroshima Gas Co Ltd	31,400	106
Hokkaido Gas Co Ltd	9,800	134
Honda Motor Co Ltd	40,300	1,220
Hoya Corp	1,500	89
Inaba Denki Sangyo Co Ltd	20,600	910
ITOCHU Corp	54,900	1,005
Itochu Enex Co Ltd	43,200	437
Japan Airlines Co Ltd	55,300	1,988
Japan Post Bank Co Ltd	56,300	666
Japan Post Holdings Co Ltd	108,400	1,290
Japan Tobacco Inc	15,600	407
Joshin Denki Co Ltd	6,000	177
JXTG Holdings Inc	327,500	2,475
Kadoya Sesame Mills Inc	2,200	121
Kamigumi Co Ltd	45,900	1,012
Kaneka Corp	15,800	730
Kato Sangyo Co Ltd	8,700	293
KDDI Corp	93,700	2,589
Keihanshin Building Co Ltd	19,000	145
Keiyo Co Ltd	93,900	455
Kinden Corp	83,700	1,340

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kohnan Shoji Co Ltd	4,500	$114
Komeri Co Ltd	8,600	201
Konica Minolta Inc	50,300	535
K’s Holdings Corp	27,800	337
Kuraray Co Ltd	66,800	1,004
Kurimoto Ltd	4,600	76
Kyokuyo Co Ltd	11,300	338
KYORIN Holdings Inc	19,000	392
Kyowa Exeo Corp	37,400	1,095
LIXIL VIVA Corp	12,500	194
Matsumotokiyoshi Holdings Co Ltd	9,200	377
McDonald’s Holdings Co Japan Ltd	33,000	1,450
Mebuki Financial Group Inc	135,900	470
Medipal Holdings Corp	40,000	835
Mitsubishi Corp	6,900	213
Mitsubishi Gas Chemical Co Inc	28,300	603
Mitsubishi Shokuhin Co Ltd	23,500	628
Mitsubishi Steel Manufacturing Co Ltd	8,600	165
Mitsubishi Tanabe Pharma Corp	38,700	647
Mitsubishi UFJ Lease & Finance Co Ltd	26,800	158
Mitsui & Co Ltd	81,800	1,455
Mizuho Financial Group Inc	208,000	363
NHK Spring Co Ltd	65,600	682
Nichias Corp	6,000	156
Nippo Corp	49,900	916
Nippon Express Co Ltd	13,700	900
Nippon Flour Mills Co Ltd	68,500	1,208
Nippon Telegraph & Telephone Corp	104,600	4,726
Nissan Motor Co Ltd	251,700	2,357
Nisshin Oillio Group Ltd/The	26,900	790
Nitto Fuji Flour Milling Co Ltd (B)	4,000	191
NTT DOCOMO Inc	95,800	2,577
Okinawa Electric Power Co Inc/The	21,387	451
Ootoya Holdings Co Ltd (B)	11,000	217
Osaka Gas Co Ltd	32,900	642
Otsuka Corp	17,400	650
OUG Holdings Inc (B)	8,700	213
Paramount Bed Holdings Co Ltd	1,600	79
Paris Miki Holdings Inc (B)	37,600	161
Proto Corp	6,100	86
Sankyo Co Ltd	22,500	881
Senshu Ikeda Holdings Inc	141,100	473
Seven & i Holdings Co Ltd	21,000	936
SG Holdings Co Ltd	5,200	136
Shibusawa Warehouse Co Ltd/The	7,200	113
Shikibo Ltd	9,600	113
Shimachu Co Ltd	11,400	368
Shin-Keisei Electric Railway Co Ltd (B)	8,200	165
Shionogi & Co Ltd	2,200	144
Showa Shell Sekiyu KK	16,300	345
SPK Corp	4,500	101
Sumitomo Bakelite Co Ltd	9,000	405

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sumitomo Dainippon Pharma Co Ltd	9,000	$207
Sumitomo Osaka Cement Co Ltd	25,300	1,049
Suzuken Co Ltd/Aichi Japan	23,200	1,101
Taisho Pharmaceutical Holdings Co Ltd	7,900	966
TAKEBISHI CORP	1,900	28
Takeda Pharmaceutical Co Ltd	21,200	907
Teijin Ltd	64,500	1,237
Tokyo Electric Power Co Holdings Inc *	52,900	260
Tokyo Gas Co Ltd	10,000	246
Toshiba Plant Systems & Services Corp	7,200	154
Tsumura & Co	17,800	614
West Japan Railway Co	23,300	1,625
Yamada Denki Co Ltd	260,200	1,317
Yamazawa Co Ltd (B)	1,800	27
Yasuda Logistics Corp (B)	19,800	159
Yellow Hat Ltd	5,600	150
Yodogawa Steel Works Ltd	7,100	176
Yomeishu Seizo Co Ltd (B)	6,000	129
Yuasa Funashoku Co Ltd (B)	4,560	145

		80,060

Luxembourg — 0.4%
APERAM SA	26,777	1,228
SES SA, Cl A	5,192	114

		1,342

Netherlands — 2.6%
ABN AMRO Group NV	49,902	1,359
ArcelorMittal	19,909	620
ASR Nederland NV	12,485	595
Coca-Cola European Partners PLC	3,770	171
Corbion NV	6,589	214
Heineken NV	6,382	598
Koninklijke Ahold Delhaize NV	130,636	2,997
NN Group NV	68,236	3,046
Randstad NV	1,661	89
Signify NV (A)	13,783	357

		10,046

New Zealand — 1.8%
a2 Milk Co Ltd *	41,535	310
Chorus Ltd	57,800	186
Contact Energy Ltd	221,618	857
Fisher & Paykel Healthcare Corp Ltd	179,746	1,793
Freightways Ltd	32,367	168
Goodman Property Trust ‡	149,541	153
Mercury NZ Ltd	234,122	522
Meridian Energy Ltd	176,978	386
Ryman Healthcare Ltd	42,791	397
Spark New Zealand Ltd	176,255	473
Summerset Group Holdings Ltd	57,029	295
Tourism Holdings Ltd	55,789	212
Warehouse Group Ltd/The (B)	97,101	133

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Z Energy Ltd	218,242	$1,035

		6,920

Norway — 1.6%
Austevoll Seafood ASA	63,800	879
Borregaard ASA	52,605	539
DNB ASA, Cl A	35,014	736
Marine Harvest ASA	41,810	968
Norsk Hydro ASA	152,417	914
Orkla ASA	82,524	697
Telenor ASA	51,629	1,009
Yara International ASA	7,895	388

		6,130

Portugal — 0.2%
Jeronimo Martins SGPS SA	11,871	175
Ramada Investimentos E Industria SA	9,412	109
REN - Redes Energeticas Nacionais SGPS SA	158,978	448

		732

Singapore — 4.0%
CapitaLand Commercial Trust ‡	422,500	551
CapitaLand Mall Trust ‡	1,270,500	2,064
DBS Group Holdings Ltd	193,400	3,693
Mapletree Industrial Trust	915,300	1,326
Mapletree Logistics Trust ‡	1,306,670	1,176
Oversea-Chinese Banking Corp Ltd	117,300	982
SATS Ltd	392,700	1,500
Sheng Siong Group Ltd	155,100	127
SIA Engineering Co Ltd	79,000	171
Singapore Airlines Ltd	236,400	1,685
Singapore Technologies Engineering Ltd	66,300	173
SPH ‡	284,000	208
United Industrial Corp Ltd	50,700	111
United Overseas Bank Ltd	44,200	876
UOL Group Ltd	58,700	296
Venture Corp Ltd	8,100	105

		15,044

Spain — 2.0%
Ebro Foods SA	53,507	1,169
Enagas SA	5,521	149
Endesa SA (B)	127,039	2,746
Grifols SA	23,651	667
Iberdrola SA	218,280	1,607
International Consolidated Airlines Group SA	104,791	902
Red Electrica Corp SA	13,129	275

		7,515

Sweden — 2.5%
Axfood AB	54,195	1,014
Clas Ohlson AB, Cl B	12,938	105
Essity AB, Cl B	33,979	854
Hemfosa Fastigheter AB	70,206	967
ICA Gruppen AB	28,272	897

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
JM AB	18,108	$355
KNOW IT AB	10,862	230
L E Lundbergforetagen AB, Cl B	6,244	210
Resurs Holding AB (A)	83,862	628
Scandic Hotels Group AB (A)	57,449	645
Svenska Cellulosa AB SCA, Cl B	33,979	385
Swedbank AB, Cl A	28,140	697
Swedish Match AB	36,571	1,871
Telia Co AB	180,648	829

		9,687

Switzerland — 9.9%
Adecco Group AG	5,742	303
Allreal Holding AG, Cl A *	688	111
ALSO Holding AG	1,128	142
Baloise Holding AG	8,737	1,339
Barry Callebaut AG	244	465
Basellandschaftliche Kantonalbank	213	198
Basler Kantonalbank, Cl H	1,334	112
BKW AG	9,867	628
Chocoladefabriken Lindt & Spruengli AG	207	1,458
Idorsia Ltd *	3,040	77
Intershop Holding AG	304	154
Julius Baer Group Ltd	1,909	96
Kuehne + Nagel International AG	12,378	1,970
Nestle SA	17,343	1,453
Novartis AG	22,523	1,946
Orior AG	1,325	125
Pargesa Holding SA	2,175	176
Roche Holding AG	22,561	5,491
Romande Energie Holding SA	76	96
Schindler Holding AG	7,369	1,845
SGS SA, Cl B *	72	190
Sika AG	5,820	851
Sonova Holding AG	10,920	2,183
St Galler Kantonalbank AG	263	134
Swiss Life Holding AG *	11,894	4,530
Swiss Prime Site AG	23,469	2,010
Swiss Re AG	33,959	3,150
Swisscom AG *	3,328	1,517
Tamedia AG	668	82
Valiant Holding AG	6,581	749
Vifor Pharma AG	5,146	896
Zurich Insurance Group AG	10,249	3,255

		37,732

United Kingdom — 13.1%
AstraZeneca PLC	6,001	467
BAE Systems PLC	296,226	2,433
Berkeley Group Holdings PLC	15,600	748
BP PLC	345,444	2,655
BP PLC ADR	14,988	691
Britvic PLC	142,381	1,453

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Burberry Group PLC	23,621	$621
CareTech Holdings PLC	20,075	99
Carnival PLC	34,144	2,121
Cello Health PLC	56,737	100
Central Asia Metals PLC	77,439	241
Centrica PLC	186,536	377
Close Brothers Group PLC	42,001	866
Coca-Cola HBC AG	37,198	1,267
Computacenter PLC	31,702	523
Craneware PLC	7,808	344
CRH PLC	9,124	299
Diageo PLC	46,736	1,657
esure Group PLC	130,204	471
F&C UK Real Estate Investment Ltd	30,456	38
Finsbury Food Group PLC	68,423	114
GlaxoSmithKline PLC	216,529	4,339
Glencore PLC	51,757	224
Greggs PLC	7,203	99
Halfords Group PLC	63,012	260
HSBC Holdings PLC	196,655	1,718
Imperial Brands PLC	64,920	2,261
Inchcape PLC	148,984	1,300
J D Wetherspoon PLC	37,656	641
J Sainsbury PLC	419,481	1,760
Kingfisher PLC	399,796	1,345
Legal & General Group PLC	261,214	893
Lloyds Banking Group PLC	991,503	766
Mondi PLC	32,582	894
National Express Group PLC	99,437	507
National Grid PLC	27,153	280
Next PLC, Cl A	12,088	866
Palace Capital PLC	3,954	16
QinetiQ Group PLC	414,692	1,548
Reckitt Benckiser Group PLC	4,992	457
Rio Tinto Ltd	32,457	1,850
Royal Bank of Scotland Group PLC	98,448	321
Royal Dutch Shell PLC, Cl B	3,048	107
Royal Mail PLC	351,421	2,186
Secure Income PLC ‡	25,660	132
Smith & Nephew PLC	42,535	776
Sports Direct International PLC	38,857	173
SSE PLC	101,948	1,524
Tate & Lyle PLC	215,499	1,919
Tesco PLC	75,536	236
TUI AG	7,186	138
Vodafone Group PLC	364,126	781
WH Smith PLC	36,141	972
William Hill PLC	232,599	765
Wm Morrison Supermarkets PLC	24,774	84

		49,723

United States — 1.4%
Atento SA	27,883	209

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coca-Cola European Partners PLC	64,337	$2,925
Hudson Ltd, Cl A *	46,475	1,048
QIAGEN NV *	29,401	1,114
Taro Pharmaceutical Industries Ltd *	901	89

		5,385

Total Common Stock (Cost $325,394) ($ Thousands)		368,660

PREFERRED STOCK — 0.2%

Germany — 0.2%
Bayerische Motoren Werke AG	3,763	296
Henkel AG & Co KGaA	3,482	409

		705

Total Preferred Stock (Cost $744) ($ Thousands)		705

	Number of Rights
RIGHTS — 0.0%

Australia — 0.0%
Harvey Norman Holdings Ltd, Expires 10/15/2018	1	—

Total Rights (Cost $—) ($ Thousands)		—

	Shares
CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	6,053,528	6,054

(Cost $6,054) ($ Thousands)		6,054

Total Investments in Securities — 98.6% (Cost $332,192) ($ Thousands)		$375,419

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	42	Dec-2018	$1,639	$1,652	$26
FTSE 100 Index	10	Dec-2018	955	976	29
Hang Seng Index	2	Oct-2018	355	356	2
SPI 200 Index	5	Dec-2018	558	560	3
TOPIX Index	7	Dec-2018	1,063	1,120	75

			$4,570	$4,664	$135

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Concluded)

September 30, 2018

Percentages are based on Net Assets of $380,889 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $2,286 ($ Thousands), representing 0.6% of the Net Assets of the Fund.

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $4,794 ($ Thousands) and represented 1.3% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

Ltd. — Limited

PLC — Public Limited Company

SPI — Share Price Index

TOPIX — Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$368,660	$—	$—	$368,660
Preferred Stock	705	—	—	705
Rights	—	—	—	—
Cash Equivalent	6,054	—	—	6,054

Total Investments in Securities	$375,419	$—	$—	$375,419

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$135	$—	$—	$135

Total Other Financial Instruments	$135	$—	$—	$135

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value 9/30/17	Purchases at Cost	Proceeds from Sales	Value 9/30/18	Dividend Income
SEI Daily Income Trust, Government Fund, Class F	$15,270	$51,717	$(60,933)	$6,054	$153

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.4%

Communication Services — 9.6%
Activision Blizzard Inc	25,700	$2,138
Alphabet Inc, Cl A *	10,169	12,275
Alphabet Inc, Cl C *	10,493	12,523
AT&T Inc	248,203	8,335
CBS Corp, Cl B	11,682	671
CenturyLink Inc	31,757	673
Charter Communications Inc, Cl A *	6,100	1,988
Comcast Corp, Cl A	156,880	5,555
Discovery Inc, Cl A *	5,229	167
Discovery Inc, Cl C *	11,385	337
DISH Network Corp, Cl A *	7,700	275
Electronic Arts Inc *	10,528	1,269
Facebook Inc, Cl A *	82,171	13,514
Interpublic Group of Cos Inc/The	13,297	304
Netflix Inc *	14,820	5,545
News Corp, Cl A	13,830	182
News Corp, Cl B	5,000	68
Omnicom Group Inc	7,769	528
Take-Two Interactive Software Inc, Cl A *	3,800	524
TripAdvisor Inc *	3,697	189
Twenty-First Century Fox Inc, Cl A	36,062	1,671
Twenty-First Century Fox Inc, Cl B	17,000	779
Twitter Inc *	25,200	717
Verizon Communications Inc	141,198	7,539
Viacom Inc, Cl B	11,530	389
Walt Disney Co/The	50,781	5,938

		84,093

Consumer Discretionary — 9.8%
Advance Auto Parts Inc	2,494	420
Amazon.com Inc, Cl A *	13,936	27,914
AutoZone Inc *	925	718
Best Buy Co Inc	8,278	657
Booking Holdings Inc *	1,609	3,192
BorgWarner Inc	7,201	308
CarMax Inc *	6,256	467
Carnival Corp	13,880	885
Chipotle Mexican Grill Inc, Cl A *	823	374
Darden Restaurants Inc	4,234	471
Delphi Automotive PLC *	8,941	750
Dollar General Corp	8,773	959
Dollar Tree Inc *	8,085	659
DR Horton Inc	12,086	510
eBay Inc *	32,147	1,062
Expedia Group Inc	4,115	537
Foot Locker Inc, Cl A	3,800	194
Ford Motor Co	133,476	1,235
Gap Inc/The	7,698	222
Garmin Ltd	4,004	280
General Motors Co	43,877	1,477
Genuine Parts Co	5,004	497

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Goodyear Tire & Rubber Co/The	8,516	$199
H&R Block Inc	7,410	191
Hanesbrands Inc	12,167	224
Harley-Davidson Inc, Cl A	5,855	265
Hasbro Inc	3,798	399
Hilton Worldwide Holdings Inc	9,600	775
Home Depot Inc/The	39,082	8,096
Kohl’s Corp	5,627	419
L Brands Inc	7,208	218
Leggett & Platt Inc	4,465	196
Lennar Corp, Cl A	9,674	452
LKQ Corp *	11,100	352
Lowe’s Cos Inc	27,945	3,209
Macy’s Inc	10,230	355
Marriott International Inc, Cl A	9,751	1,287
Mattel Inc	11,299	177
McDonald’s Corp	26,407	4,418
MGM Resorts International	17,300	483
Michael Kors Holdings Ltd *	4,928	338
Mohawk Industries Inc *	2,258	396
Newell Brands Inc, Cl B	14,113	287
NIKE Inc, Cl B	44,038	3,731
Nordstrom Inc	4,266	255
Norwegian Cruise Line Holdings Ltd *	7,400	425
O’Reilly Automotive Inc *	2,812	977
PulteGroup Inc	8,443	209
PVH Corp	2,720	393
Ralph Lauren Corp, Cl A	1,860	256
Ross Stores Inc	13,049	1,293
Royal Caribbean Cruises Ltd	5,610	729
Starbucks Corp	45,857	2,607
Tapestry Inc	9,634	484
Target Corp, Cl A	18,084	1,595
Tiffany & Co	3,398	438
TJX Cos Inc/The	21,238	2,379
Tractor Supply Co	4,046	368
Ulta Beauty Inc *	2,000	564
Under Armour Inc, Cl A *	6,546	139
Under Armour Inc, Cl C *	6,681	130
VF Corp	11,240	1,050
Whirlpool Corp	2,109	250
Wynn Resorts Ltd	3,017	383
Yum! Brands Inc	10,797	982

		86,161

Consumer Staples — 6.4%
Altria Group Inc	64,569	3,894
Archer-Daniels-Midland Co	19,041	957
Brown-Forman Corp, Cl B	6,085	308
Campbell Soup Co	6,772	248
Church & Dwight Co Inc	8,700	516
Clorox Co/The	4,322	650

1	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coca-Cola Co/The	130,882	$6,045
Colgate-Palmolive Co	29,948	2,005
Conagra Brands Inc	13,892	472
Constellation Brands Inc, Cl A	5,670	1,223
Costco Wholesale Corp	14,876	3,494
Coty Inc, Cl A	16,549	208
Estee Lauder Cos Inc/The, Cl A	7,644	1,111
General Mills Inc	20,541	882
Hershey Co/The	4,586	468
Hormel Foods Corp	9,516	375
JM Smucker Co/The	3,804	390
Kellogg Co	8,694	609
Kimberly-Clark Corp	11,977	1,361
Kraft Heinz Co/The	20,400	1,124
Kroger Co/The	27,348	796
McCormick & Co Inc	4,114	542
Molson Coors Brewing Co, Cl B	6,624	407
Mondelez International Inc, Cl A	50,053	2,150
Monster Beverage Corp *	14,065	820
PepsiCo Inc	48,440	5,416
Philip Morris International Inc	53,037	4,325
Procter & Gamble Co/The	85,009	7,075
Sysco Corp, Cl A	16,343	1,197
Tyson Foods Inc, Cl A	10,075	600
Walgreens Boots Alliance Inc	29,207	2,129
Walmart Inc	48,776	4,581

		56,378

Energy — 5.7%
Anadarko Petroleum Corp, Cl A	17,593	1,186
Andeavor	4,803	737
Apache Corp	12,601	601
Baker Hughes a GE Co	14,015	474
Cabot Oil & Gas Corp	15,798	356
Chevron Corp	65,426	8,000
Cimarex Energy Co	3,449	321
Concho Resources Inc *	6,500	993
ConocoPhillips	39,686	3,072
Devon Energy Corp	16,926	676
EOG Resources Inc	19,827	2,529
EQT Corp	8,805	389
Exxon Mobil Corp	144,300	12,268
Halliburton Co	29,842	1,210
Helmerich & Payne Inc	3,743	257
Hess Corp	8,674	621
HollyFrontier Corp	5,300	371
Kinder Morgan Inc	64,714	1,147
Marathon Oil Corp	28,792	670
Marathon Petroleum Corp	15,737	1,259
National Oilwell Varco Inc, Cl A	13,230	570
Newfield Exploration Co *	7,473	216
Noble Energy Inc	16,137	503

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Occidental Petroleum Corp	26,200	$2,153
ONEOK Inc	13,954	946
Phillips 66	14,399	1,623
Pioneer Natural Resources Co	5,792	1,009
Schlumberger Ltd, Cl A	47,237	2,878
TechnipFMC PLC	14,413	450
Valero Energy Corp	14,797	1,683
Williams Cos Inc/The	40,546	1,102

		50,270

Financials — 12.6%
Affiliated Managers Group Inc	1,929	264
Aflac Inc	26,618	1,253
Allstate Corp/The	12,112	1,195
American Express Co	24,313	2,589
American International Group Inc	30,705	1,635
Ameriprise Financial Inc	5,017	741
Aon PLC	8,409	1,293
Arthur J Gallagher & Co	6,100	454
Assurant Inc	1,782	192
Bank of America Corp	317,245	9,346
Bank of New York Mellon Corp/The	31,843	1,624
BB&T Corp	26,556	1,289
Berkshire Hathaway Inc, Cl B *	66,430	14,223
BlackRock Inc	4,215	1,987
Brighthouse Financial Inc *	3,292	146
Capital One Financial Corp	16,615	1,577
Cboe Global Markets Inc	4,000	384
Charles Schwab Corp/The	40,935	2,012
Chubb Ltd	15,866	2,120
Cincinnati Financial Corp	5,193	399
Citigroup Inc	86,045	6,173
Citizens Financial Group Inc	16,600	640
CME Group Inc	11,648	1,983
Comerica Inc	5,873	530
Discover Financial Services	11,846	906
E*TRADE Financial Corp *	8,770	459
Everest Re Group Ltd	1,400	320
Fifth Third Bancorp	22,951	641
Franklin Resources Inc	10,436	317
Goldman Sachs Group Inc/The	12,021	2,696
Hartford Financial Services Group Inc/The	12,161	608
Huntington Bancshares Inc	37,347	557
Intercontinental Exchange Inc	19,880	1,489
Invesco Ltd	13,712	314
Jefferies Financial Group Inc	10,640	234
JPMorgan Chase & Co	114,817	12,956
KeyCorp	37,152	739
Lincoln National Corp	7,609	515
Loews Corp	8,589	431
M&T Bank Corp	4,908	808
Marsh & McLennan Cos Inc	17,317	1,432

2	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MetLife Inc	34,412	$1,608
Moody’s Corp	5,704	954
Morgan Stanley	45,017	2,096
MSCI Inc, Cl A	3,100	550
Nasdaq Inc, Cl A	3,987	342
Northern Trust Corp	7,771	794
People’s United Financial Inc	11,889	203
PNC Financial Services Group Inc/The	15,897	2,165
Principal Financial Group Inc, Cl A	8,833	517
Progressive Corp/The	19,921	1,415
Prudential Financial Inc	14,477	1,467
Raymond James Financial Inc	4,400	405
Regions Financial Corp	38,160	700
S&P Global Inc	8,478	1,656
SunTrust Banks Inc	15,939	1,065
SVB Financial Group, Cl B *	1,800	559
Synchrony Financial	22,801	709
T Rowe Price Group Inc	8,340	911
Torchmark Corp, Cl A	3,635	315
Travelers Cos Inc/The	9,252	1,200
Unum Group	7,663	299
US Bancorp	52,102	2,751
Wells Fargo & Co	148,233	7,791
Willis Towers Watson PLC	4,447	627
Zions Bancorp NA	6,937	348

		110,918

Health Care — 14.4%
Abbott Laboratories	59,824	4,389
AbbVie Inc	51,725	4,892
ABIOMED Inc *	1,400	630
Aetna Inc, Cl A	11,216	2,275
Agilent Technologies Inc	10,985	775
Alexion Pharmaceuticals Inc *	7,508	1,044
Align Technology Inc *	2,500	978
Allergan PLC	10,780	2,053
AmerisourceBergen Corp, Cl A	5,454	503
Amgen Inc, Cl A	21,963	4,553
Anthem Inc	8,738	2,395
Baxter International Inc	16,992	1,310
Becton Dickinson and Co	9,019	2,354
Biogen Inc *	6,950	2,456
Boston Scientific Corp *	46,992	1,809
Bristol-Myers Squibb Co	55,738	3,460
Cardinal Health Inc	10,203	551
Celgene Corp, Cl A *	23,994	2,147
Centene Corp *	7,100	1,028
Cerner Corp *	11,012	709
Cigna Corp	8,310	1,731
Cooper Cos Inc/The, Cl A	1,700	471
CVS Health Corp	34,599	2,724
Danaher Corp, Cl A	20,891	2,270

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DaVita Inc *	4,557	$326
DENTSPLY SIRONA Inc	8,171	308
Edwards Lifesciences Corp, Cl A *	7,072	1,231
Eli Lilly & Co	32,513	3,489
Envision Healthcare Corp *	4,536	207
Express Scripts Holding Co *	19,332	1,837
Gilead Sciences Inc	44,313	3,421
HCA Healthcare Inc	9,143	1,272
Henry Schein Inc *	5,444	463
Hologic Inc *	9,500	389
Humana Inc	4,690	1,588
IDEXX Laboratories Inc *	3,000	749
Illumina Inc *	5,000	1,835
Incyte Corp *	6,300	435
Intuitive Surgical Inc *	3,838	2,203
IQVIA Holdings Inc *	5,700	740
Johnson & Johnson	91,444	12,635
Laboratory Corp of America Holdings *	3,417	593
McKesson Corp	6,837	907
Medtronic PLC	46,241	4,549
Merck & Co Inc	90,766	6,439
Mettler-Toledo International Inc *	900	548
Mylan *	17,526	641
Nektar Therapeutics, Cl A *	5,700	347
PerkinElmer Inc	3,969	386
Perrigo Co PLC	4,476	317
Pfizer Inc	200,157	8,821
Quest Diagnostics Inc	4,578	494
Regeneron Pharmaceuticals Inc *	2,615	1,057
ResMed Inc	4,700	542
Stryker Corp	10,476	1,861
Thermo Fisher Scientific Inc	13,811	3,371
UnitedHealth Group Inc	32,911	8,756
Universal Health Services Inc, Cl B	3,042	389
Varian Medical Systems Inc *	3,265	365
Vertex Pharmaceuticals Inc *	8,658	1,669
Waters Corp *	2,620	510
WellCare Health Plans Inc *	1,700	545
Zimmer Biomet Holdings Inc	6,953	914
Zoetis Inc, Cl A	16,673	1,527

		126,183

Industrials — 9.3%
3M Co	19,926	4,199
Alaska Air Group Inc	4,200	289
Allegion PLC	3,394	307
American Airlines Group Inc	14,325	592
AMETEK Inc	7,864	622
AO Smith Corp	5,200	278
Arconic Inc	13,592	299
Boeing Co/The	18,209	6,772
Caterpillar Inc, Cl A	20,345	3,102

3	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CH Robinson Worldwide Inc	4,587	$449
Cintas Corp	2,852	564
Copart Inc *	7,000	361
CSX Corp	28,188	2,087
Cummins Inc	5,263	769
Deere & Co	11,113	1,671
Delta Air Lines Inc, Cl A	21,222	1,227
Dover Corp	5,346	473
Eaton Corp PLC	15,039	1,304
Emerson Electric Co	21,726	1,664
Equifax Inc	4,076	532
Expeditors International of Washington Inc	6,108	449
Fastenal Co, Cl A	9,922	576
FedEx Corp	8,269	1,991
Flowserve Corp	4,554	249
Fluor Corp	5,092	296
Fortive Corp	10,395	875
Fortune Brands Home & Security Inc	5,300	278
General Dynamics Corp	9,465	1,938
General Electric Co	296,293	3,345
Harris Corp	4,027	681
Honeywell International Inc	25,352	4,219
Huntington Ingalls Industries Inc, Cl A	1,400	359
IHS Markit Ltd *	12,300	664
Illinois Tool Works Inc	10,531	1,486
Ingersoll-Rand PLC	8,503	870
Jacobs Engineering Group Inc	3,921	300
JB Hunt Transport Services Inc	2,845	338
Johnson Controls International PLC	31,638	1,107
Kansas City Southern	3,563	404
L3 Technologies Inc	2,619	557
Lockheed Martin Corp	8,493	2,938
Masco Corp	10,223	374
Nielsen Holdings PLC	11,980	331
Norfolk Southern Corp	9,702	1,751
Northrop Grumman Corp	5,961	1,892
PACCAR Inc	12,019	820
Parker-Hannifin Corp, Cl A	4,552	837
Pentair PLC	5,677	246
Quanta Services Inc *	5,282	176
Raytheon Co	9,699	2,004
Republic Services Inc	7,662	557
Robert Half International Inc	3,959	279
Rockwell Automation Inc	4,335	813
Rockwell Collins Inc	5,530	777
Rollins Inc	3,300	200
Roper Technologies Inc	3,514	1,041
Snap-on Inc	1,955	359
Southwest Airlines Co, Cl A	17,333	1,082
Stanley Black & Decker Inc	5,111	749
Stericycle Inc, Cl A *	2,826	166
Textron Inc	8,537	610

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TransDigm Group Inc *	1,700	$633
Union Pacific Corp	25,219	4,106
United Continental Holdings Inc *	7,900	704
United Parcel Service Inc, Cl B	23,511	2,745
United Rentals Inc *	2,799	458
United Technologies Corp	25,532	3,570
Verisk Analytics Inc, Cl A *	5,200	627
Waste Management Inc	13,582	1,227
WW Grainger Inc	1,547	553
Xylem Inc	5,948	475

		81,643

Information Technology — 20.1%
Accenture PLC, Cl A	21,948	3,736
Adobe Systems Inc *	16,664	4,498
Advanced Micro Devices Inc *	29,900	924
Akamai Technologies Inc *	5,774	422
Alliance Data Systems Corp	1,646	389
Amphenol Corp, Cl A	10,220	961
Analog Devices Inc	12,592	1,164
ANSYS Inc *	2,800	523
Apple Inc	156,530	35,335
Applied Materials Inc	33,171	1,282
Arista Networks Inc *	1,600	425
Autodesk Inc, Cl A *	7,505	1,172
Automatic Data Processing Inc	15,142	2,281
Broadcom Inc	14,675	3,621
Broadridge Financial Solutions Inc	4,100	541
CA Inc	10,733	474
Cadence Design Systems Inc *	9,300	421
Cisco Systems Inc	156,072	7,593
Citrix Systems Inc *	4,226	470
Cognizant Technology Solutions Corp, Cl A	20,077	1,549
Corning Inc, Cl B	28,071	991
DXC Technology Co	9,776	914
F5 Networks Inc, Cl A *	2,191	437
Fidelity National Information Services Inc, Cl B	11,353	1,238
Fiserv Inc, Cl A *	14,064	1,159
FleetCor Technologies Inc *	3,100	706
FLIR Systems Inc	4,892	301
Gartner Inc *	3,100	491
Global Payments Inc	5,447	694
Hewlett Packard Enterprise Co	50,910	830
HP Inc	53,510	1,379
Intel Corp	157,397	7,443
International Business Machines Corp	31,068	4,698
Intuit Inc	8,785	1,998
IPG Photonics Corp *	1,300	203
Juniper Networks Inc	12,533	376
KLA-Tencor Corp	5,449	554
Lam Research Corp	5,320	807

4	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mastercard Inc, Cl A	31,082	$6,919
Microchip Technology Inc	7,937	626
Micron Technology Inc *	39,471	1,785
Microsoft Corp	262,796	30,056
Motorola Solutions Inc	5,502	716
NetApp Inc	9,128	784
NVIDIA Corp	20,648	5,802
Oracle Corp, Cl B	96,133	4,957
Paychex Inc	10,600	781
PayPal Holdings Inc *	40,185	3,530
Qorvo Inc *	4,305	331
QUALCOMM Inc	48,268	3,477
Red Hat Inc *	6,060	826
salesforce.com Inc *	25,772	4,098
Seagate Technology PLC	8,643	409
Skyworks Solutions Inc	6,207	563
Symantec Corp, Cl A	21,508	458
Synopsys Inc *	5,200	513
TE Connectivity Ltd	12,003	1,055
Texas Instruments Inc	33,411	3,585
Total System Services Inc	5,567	550
VeriSign Inc *	3,378	541
Visa Inc, Cl A	60,532	9,085
Western Digital Corp	10,138	593
Western Union Co/The	15,577	297
Xerox Corp	7,289	197
Xilinx Inc	8,687	696

		176,230

Materials — 2.3%
Air Products & Chemicals Inc	7,461	1,246
Albemarle Corp	3,800	379
Avery Dennison Corp	3,076	333
Ball Corp	12,112	533
CF Industries Holdings Inc	8,137	443
DowDuPont Inc	78,475	5,047
Eastman Chemical Co	4,998	478
Ecolab Inc	8,854	1,388
FMC Corp	4,749	414
Freeport-McMoRan Inc, Cl B	45,762	637
International Flavors & Fragrances Inc	2,715	378
International Paper Co	14,073	692
LyondellBasell Industries, Cl A	11,043	1,132
Martin Marietta Materials Inc, Cl A	2,165	394
Mosaic Co/The	12,610	410
Newmont Mining Corp	18,104	547
Nucor Corp	10,848	688
Packaging Corp of America	3,000	329
PPG Industries Inc	8,170	892
Praxair Inc	9,833	1,580
Sealed Air Corp	5,158	207
Sherwin-Williams Co/The, Cl A	2,813	1,281

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vulcan Materials Co	4,630	$515
WestRock Co	8,592	459

		20,402

Real Estate — 2.5%
Alexandria Real Estate Equities Inc ‡	3,400	428
American Tower Corp, Cl A ‡	15,116	2,196
Apartment Investment & Management Co, Cl A ‡	5,343	236
AvalonBay Communities Inc ‡	4,722	855
Boston Properties Inc ‡	5,208	641
CBRE Group Inc, Cl A *	10,525	464
Crown Castle International Corp ‡	14,228	1,584
Digital Realty Trust Inc, Cl A ‡	7,200	810
Duke Realty Corp ‡	11,700	332
Equinix Inc ‡	2,759	1,194
Equity Residential ‡	12,533	830
Essex Property Trust Inc ‡	2,260	558
Extra Space Storage Inc ‡	4,200	364
Federal Realty Investment Trust ‡	2,400	304
HCP Inc ‡	15,430	406
Host Hotels & Resorts Inc ‡	26,212	553
Iron Mountain Inc ‡	10,176	351
Kimco Realty Corp ‡	14,296	239
Macerich Co/The ‡	3,965	219
Mid-America Apartment Communities Inc ‡	3,900	391
Prologis Inc ‡	21,470	1,456
Public Storage ‡	5,100	1,028
Realty Income Corp ‡	9,618	547
Regency Centers Corp ‡	6,000	388
SBA Communications Corp, Cl A *‡	3,800	610
Simon Property Group Inc ‡	10,658	1,884
SL Green Realty Corp ‡	3,115	304
UDR Inc ‡	8,700	352
Ventas Inc ‡	11,910	648
Vornado Realty Trust ‡	6,131	448
Welltower Inc ‡	12,607	811
Weyerhaeuser Co ‡	25,760	831

		22,262

Utilities — 2.7%
AES Corp	22,612	316
Alliant Energy Corp	8,300	353
Ameren Corp	7,944	502
American Electric Power Co Inc	16,829	1,193
American Water Works Co Inc	6,000	528
CenterPoint Energy Inc	14,217	393
CMS Energy Corp	10,013	491
Consolidated Edison Inc	10,378	791
Dominion Energy Inc	22,304	1,567
DTE Energy Co	6,341	692
Duke Energy Corp	23,998	1,920

5	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Edison International	11,390	$771
Entergy Corp	5,977	485
Evergy Inc	9,300	511
Eversource Energy	10,744	660
Exelon Corp	32,990	1,440
FirstEnergy Corp	15,121	562
NextEra Energy Inc	16,098	2,698
NiSource Inc	12,313	307
NRG Energy Inc	10,564	395
PG&E Corp	17,493	805
Pinnacle West Capital Corp	3,794	300
PPL Corp	23,539	689
Public Service Enterprise Group Inc	17,157	906
SCANA Corp	4,880	190
Sempra Energy	9,168	1,043
Southern Co/The	34,482	1,503
WEC Energy Group Inc	10,737	717

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xcel Energy Inc	17,746	$838

		23,566

Total Common Stock (Cost $593,707) ($ Thousands)		838,106

EXCHANGE TRADED FUND — 3.8%
SPDR S&P 500 ETF Trust (A)	114,165	33,190

Total Exchange Traded Fund (Cost $30,972) ($ Thousands)		33,190

Total Investments in Securities — 99.2% (Cost $624,679) ($ Thousands)		$871,296

	Contracts
PURCHASED SWAPTION *(B) — 0.2%
Total Purchased Swaption (Cost $2,357) ($ Thousands)	864,868,000	$2,091

A list of the open OTC swaption contracts held by the Fund at September 30, 2018, is as follows:

Description	Counterparty	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
Call Swaptions — 0.2%
July 2021, CMS One Look Option Call*	Bank of America Merrill Lynch	$864,868	$0.14	07/17/21	$2,091

Total Purchased Swaption (Cost $2,357) ($ Thousands)					$2,091

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	64	Dec-2018	$9,309	$9,341	$32

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/11/18	EUR	72,309	USD	84,368	$310
Bank of America	01/09/19	USD	4,082	SAR	15,311	1
Bank of America	01/09/19	SAR	180,778	USD	48,021	(192)
Barclays PLC	10/11/18	EUR	1,843	USD	2,149	7
BNP Paribas	10/11/18	JPY	41,902	USD	381	12

6	SEI Institutional Managed Trust / Annual Report / September 30, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Concluded)

September 30, 2018

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	10/11/18	USD	3,016	JPY	334,629	$(68)
Goldman Sachs	10/11/18	USD	2,069	JPY	228,655	(54)
Goldman Sachs	10/11/18	JPY	226,756	USD	2,036	38
JPMorgan Chase Bank	10/11/18	USD	3,805	JPY	423,036	(77)
Morgan Stanley	10/11/18	EUR	1,539	USD	1,815	26
Standard Chartered	10/11/18	USD	84,554	JPY	9,263,243	(2,929)

						$(2,926)

A list of the open OTC swap agreements held by the Fund at September 30, 2018, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas(A)	Bloomberg Commodity Index Total Return	USD T-BILL AUCTION HIGH RATE + 11 BPS	INDEX RETURN	Quarterly	05/10/2019	USD	(76,527)	$842	$—	$842
HSBC	Russell 1000 Growth Total Return	INDEX RETURN	3-MONTH USD - LIBOR PLUS 16 BPS	Quarterly	04/23/2019	USD	45,148	(1,903)	—	(1,903)
HSBC	Russell 1000 Value Index Total Return	3-MONTH USD - LIBOR PLUS 20 BPS	INDEX RETURN	Quarterly	04/23/2019	USD	(42,634)	1,210	—	1,210
Morgan Stanley	Russell 1000 Growth Total Return	INDEX RETURN	3-MONTH USD - LIBOR PLUS 20 BPS	Quarterly	09/19/2019	USD	87,797	(870)	—	(870)
Morgan Stanley	Russell 1000 Value Index Total Return	3-MONTH USD - LIBOR PLUS 24 BPS	INDEX RETURN	Quarterly	09/19/2019	USD	(87,800)	(530)	—	(530)

								$(1,251)	$—	$(1,251)

Percentages are based on Net Assets of $878,316 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. as of September 30, 2018.
(B)	Refer to table below for details on Swaption Contracts.

BPS — Basis Point

Cl — Class

CMS — Constant Maturity Swap

ETF — Exchange-Traded Fund

EUR — Euro

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

Ltd — Limited

OTC — Over-The-Counter

PLC — Public Limited Company

S&P — Standard & Poor’s

SAR — Saudi Riyal

SPDR — Standard & Poor’s Depositary Receipt

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$838,106	$—	$—	$838,106
Exchange Traded Fund	33,190	—	—	33,190

Total Investments in Securities	$871,296	$—	$—	$871,296

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Swaption	$—	$2,091	$—	$2,091
Futures Contracts *
Unrealized Appreciation	32	—	—	32
Forwards Contracts *
Unrealized Appreciation	—	394	—	394
Unrealized Depreciation	—	(3,320)	—	(3,320)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	2,052	—	2,052
Unrealized Depreciation	—	(3,303)	—	(3,303)

Total Other Financial Instruments	$32	$(2,086)	$—	$(2,054)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2018

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund (commencement of operations January 31, 2018), Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, and Tax-Managed International Managed Volatility Fund and the statements of assets and liabilities, including the schedules of investments, of the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund and Long/Short Alternative Fund (twenty-six of the twenty-nine funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2018, and the related statements of operations for the year then ended, except for the Large Cap Index Fund for which the date is the period from January 31, 2018 (commencement of operations) through September 30, 2018, the statements of changes in net assets for each of the years through September 30, 2018 in the two-year period then ended, except for the Large Cap Index Fund for which the date is the period from January 31, 2018 (commencement of operations) through September 30, 2018, and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund and the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-nine funds comprising the Trust), as of September 30, 2018, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund (commencement of operations January 31, 2018), Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, and Tax-Managed International Managed Volatility Fund, and the consolidated schedule of investments in securities of the Dynamic Asset Allocation Fund, as of September 30, 2018 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2018

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 7, 2018

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 7, 2018